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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number   811-8100
                                       ----------------

      Strong Equity Funds, Inc.; on behalf of Strong Advisor Large Company
       Core Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small
      Cap Value Fund, Strong Advisor Utilities and Energy Fund, Strong Dow
      30 Value Fund, Strong Enterprise Fund, Strong Growth 20 Fund, Strong Growth Fund, Strong Index 500 Fund, Strong Large Cap Core Fund, Strong
       Large Company Growth Fund, Strong Mid Cap Disciplined Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund and Strong Value
                                      Fund.
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        P.O. Box 2936 Milwaukee, WI 53201
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                 Richard Smirl, Strong Capital Management, Inc.
                        P.O. Box 2936 Milwaukee, WI 53201
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (414) 359-3400
                                                         -------------------

Date of fiscal year end: December 31
                        ----------------

Date of reporting period: June 30, 2003
                         ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                                  Advisor Equity

                                                                           Funds

                              [PHOTO APPEARS HERE]

             Strong Advisor Common Stock Fund

           Strong Advisor Mid Cap Growth Fund

          Strong Advisor Small Cap Value Fund

               Strong Advisor U.S. Value Fund

       Strong Advisor Endeavor Large Cap Fund

                    Strong Advisor Focus Fund

       Strong Advisor International Core Fund

                   Strong Advisor Select Fund

               Strong Advisor Technology Fund

Strong Advisor U.S. Small/Mid Cap Growth Fund

     Strong Advisor Utilities and Energy Fund

       Strong Advisor Large Company Core Fund

                                                                   [STRONG LOGO]

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                                  Advisor Equity

                                                                           Funds

Table of Contents

Investment Reviews

     Strong Advisor Common Stock Fund .........................  2
     Strong Advisor Mid Cap Growth Fund .......................  4
     Strong Advisor Small Cap Value Fund ......................  6
     Strong Advisor U.S. Value Fund ...........................  8
     Strong Advisor Endeavor Large Cap Fund ................... 10
     Strong Advisor Focus Fund ................................ 12
     Strong Advisor International Core Fund ................... 14
     Strong Advisor Select Fund ............................... 16
     Strong Advisor Technology Fund ........................... 18
     Strong Advisor U.S. Small/Mid Cap Growth Fund ............ 20
     Strong Advisor Utilities and Energy Fund ................. 22
     Strong Advisor Large Company Core Fund ................... 24

Financial Information

     Schedules of Investments in Securities
          Strong Advisor Common Stock Fund .................... 26
          Strong Advisor Mid Cap Growth Fund .................. 28
          Strong Advisor Small Cap Value Fund ................. 30
          Strong Advisor U.S. Value Fund ...................... 35
          Strong Advisor Endeavor Large Cap Fund .............. 37
          Strong Advisor Focus Fund ........................... 38
          Strong Advisor International Core Fund .............. 39
          Strong Advisor Select Fund .......................... 41
          Strong Advisor Technology Fund ...................... 42
          Strong Advisor U.S. Small/Mid Cap Growth Fund ....... 43
          Strong Advisor Utilities and Energy Fund ............ 44
          Strong Advisor Large Company Core Fund .............. 44
     Statements of Assets and Liabilities ..................... 46
     Statements of Operations ................................. 54
     Statements of Changes in Net Assets ...................... 58
     Notes to Financial Statements ............................ 63

Financial Highlights .......................................... 85

Directors and Officers ........................................106

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update--January 1 to June 30, 2003

In the early 1930s, politicians and policymakers in the United States and elsewhere made a series of strategic errors that resulted in what historians termed "an economic contraction." The rest of us call that period of horrible human suffering and deprivation The Great Depression. When it finally ended, those same politicians and economists vowed never to make the same mistakes again.

In this country, seven decades later, the lessons of The Great Depression still echo in our hearts and minds. Today, responding to weak economic growth and fears of a possible severe slowdown, our government's economic policymakers have employed almost every imaginable tool to spur economic growth. As the world's biggest economy and the economic engine of the world, the U.S. has led the way--but not alone. Other countries and regional economic authorities are likewise moving to stimulate their economies.

The store of economic stimulants being brought to bear is unrivaled since World War II. In the U.S. alone, we have witnessed massive government spending, with a projected deficit larger than any in history. Monetary policy also has contributed, pushing short-term interest rates to the lowest levels in more than 50 years. A weaker dollar aims to support manufacturing and export growth. Changes in the tax laws on dividends and the evolving shift in corporate compensation away from stock options to stock grants should meaningfully improve corporate capital allocation.

History has demonstrated that it is dangerous to bet against the world's governing bodies when they resolve to propel economic growth. Signs suggest that we are in the beginning stages of a solid economic rebound. Early in such a recovery phase, stocks and commodity prices usually rise, anticipating further recovery. As additional signs of improvement emerge, consumer and business confidence historically grows, and soon spending typically accelerates.

In the early stages of recovery, employment generally lags (usually 12-18 months) until employers gain confidence that such momentum will be sustained. Because politicians are hypersensitive to employment numbers, they constantly beat the drums of despair, when in reality hiring may be about to improve. And so, it is not unusual to see more aggressive measures taken beyond the point where a legitimate recovery is in place and employment is actually ready to expand.

The strength of our economic system is that, beneath the bland economic statistics reported daily, the system is always driving toward greater efficiency and productivity. Those gains, in turn, inspire growth and create wealth. The pressure and incentive for positive change is heightened during downturns. Thus, our economy is often stronger in the ensuing recovery. It is the combination of our political freedom and our flexible economic system that has created the world's richest and most productive country.

The change that our system creates and accommodates is astonishing. At the beginning of the 20th century, 60 million Americans were employed in agriculture. Today, that number has shrunk to an almost unbelievable 2.5 million people. In the 1950s, 35% of Americans were employed in manufacturing; that number has now fallen to 15%. Manufacturing supplanted farming as the country's dominant employer and wealth generator. Now, the service and technology sectors are taking their turn as the nation's leading economic sectors.

The changes under way in executive compensation and taxation of shareholder dividends are important for all investors to understand. The use of stock grants instead of stock options--that is, real money in place of pipe dreams and gimmicks--should shore up the financial foundation of American corporations. Likewise, the dividend tax law change should have far-reaching consequences. The time-honored practice of companies returning part of their profits to shareholders is a sound one. Issuing dividends will make corporate executives more sensitive to downside risk as well as upside opportunity. The impact of lower taxes on those dividends could be massive.

The United States and the rest of the world are in a consolidation phase following the 1990s, a period that was--in every economic sense--abnormal. The boom and the resultant bust scared and disoriented all of us. But we believe that chapter is closing, and we are wiser for the lessons it taught us.

At the end of the day, there is a good chance that governmental growth initiatives throughout the world will work. If they do, the world's economy will recover, and we could reach a healthy 4%-plus real growth rate in 2004. The current program of policy and tax changes should lay the foundation for job growth and a sustained period of better economic times.

Investors should get on the right side of these trends by continuing to invest using the appropriate combination of stocks and bonds, always consistent with their long-term financial goals.

                                                                        /s/ Dick

Strong Advisor Common Stock Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Common Stock Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its assets in common stocks of small- and medium-capitalization companies that the Fund's managers believe are underpriced yet have attractive growth prospects. The managers base their analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive standing, and other factors the managers deem to be relevant to each industry. The managers may sell a stock when its price no longer compares favorably with the company's private market value.

                    Growth of an Assumed $10,000 Investment+
                            From 12-29-89 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong
                  Advisor           Russell           Lipper
               Common Stock        Midcap(R)       Mid-Cap Core
                   Fund             Index*         Funds Index*
Dec 89           $ 10,000          $ 10,000          $ 10,000
Dec 90           $ 10,100          $  8,850          $  8,948
Dec 91           $ 15,864          $ 12,524          $ 13,741
Dec 92           $ 19,161          $ 14,571          $ 15,086
Dec 93           $ 23,988          $ 16,654          $ 17,698
Dec 94           $ 23,872          $ 16,306          $ 17,578
Dec 95           $ 31,609          $ 21,924          $ 22,033
Dec 96           $ 38,078          $ 26,089          $ 25,980
Dec 97           $ 47,223          $ 33,657          $ 31,753
Dec 98           $ 50,340          $ 37,055          $ 34,223
Dec 99           $ 70,653          $ 43,811          $ 43,872
Dec 00           $ 69,804          $ 47,425          $ 46,617
Dec 01           $ 68,617          $ 44,758          $ 44,333
Dec 02           $ 55,400          $ 37,513          $ 36,631
Jun 03           $ 64,697          $ 43,315          $ 41,801

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary, due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund experienced solid performance during the first six months of 2003. We were pleased with the performance of the portfolio, both during the weakness experienced in the market earlier in the period and the strength in the market seen as the six months came to a close.

The first six months of 2003 were characterized by significant market volatility. A strong January gave way to a sharp sell-off in February and early March, as investors grappled with uncertainties associated with the pending conflict in Iraq and the economic impact of the SARS outbreak. We saw lower stock prices across industries. The Fund took advantage of this sell-off to upgrade the quality of its holdings and add to existing positions.

Once the Iraq conflict began and it was clear that coalition forces were making rapid progress, the stock market rallied strongly through the end of June. Almost all stocks participated in this rally, with lower-quality stocks recording the best performance of any group.

The impact of the new tax law

While the major events during the past six months appeared to be largely geopolitical in nature, the changes in domestic policy during this period were, if anything, even more significant. The U.S. government implemented sweeping tax changes that sharply reduced the capital-gains and dividends-received tax rates, significantly improving the investment landscape.

Historically, reductions in capital-gains taxes have unleashed a fury of entrepreneurial activity, with new businesses and even industries created. Reducing capital-gains tax rates also has been shown to spur mergers and acquisitions activity.

Our underlying investment methodology for the Fund is to determine a company's private market value--what that company would be worth if sold as a whole--and then buy the stock at a deep discount to that value. Our goal isn't to invest only in companies that will be acquired, but we look at many of the same metrics that may also attract would-be acquirers. A return to a healthier environment for corporate acquisitions is clearly positive for equity values in general and for the Fund in particular.

The reduction in dividend taxes is also highly significant and may prove to be the most far-reaching change of the next decade. Going forward, it is likely that corporate managements will be under increasing pressure to pay dividends rather than continue to pour capital into low-return projects. We are actively seeking out those companies that we believe can increase their dividends dramatically over the next few years, or those that will have the ability to begin paying dividends.

Sectors providing pockets of opportunity

With our private market value methodology, the portfolio may have some concentration in industries that are undervalued due to a temporary change in sentiment or fundamental outlook. Such temporary changes can give us the chance to invest in good companies at discounted valuations. In the first six months of 2003, we found such opportunities in biotechnology, Internet stocks, the airline industry, and selected areas within healthcare and technology.

The pricing of biotechnology stocks is, more than with most industries, ruled by the tug between fear and greed. During February and March, there was a great deal of fear in the marketplace, causing biotechnology stock prices to drop to levels that made them attractive candidates for purchase. Now we are witnessing a sea of change in the FDA approval process for novel therapeutic drugs. After several years in which the FDA rejected drug approvals and forced additional clinical studies, the agency now is more receptive to quickly approving products. Many investors overlooked this favorable backdrop, allowing the Fund to benefit.

With regard to the Internet sector, many investors, fatigued after a three-year meltdown in the sector, adopted a posture of rejecting all Internet stocks. However, we found certain Internet business models highly attractive and believed valuations on those companies were unduly low. As investors began to discern the difference between the good and bad Internet companies--and recognize the strength of the survivors--the Fund's holdings in this area were rewarded.

Our outlook

Generally, we do not allow a top-down market view to drive our investment activity. We believe that our private market value methodology is applicable in down markets and up. That said, it does appear to us that the equity markets should benefit from the monetary and fiscal stimulus emanating from Washington, from merger and acquisition activity that could result from recent changes in tax policy, and from an eventual economic rebound.

We appreciate your continued investment in the Strong Advisor Common Stock Fund.

Richard T. Weiss
Portfolio Co-Manager

Ann M. Miletti
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03

Class A/2/
----------------------------------------
          1-year                   1.37%

          5-year                   3.26%

          10-year                 10.72%

          Since Fund Inception    13.93%
          (12-29-89)

Class B/1/, /2/
----------------------------------------
          1-year                   1.67%

          5-year                   3.56%

          10-year                 10.98%

          Since Fund Inception    14.13%
          (12-29-89)

Class C/1/, /2/
----------------------------------------
          1-year                   5.67%

          5-year                   3.90%

          10-year                 10.81%

          Since Fund Inception    13.87%
          (12-29-89)

Class Z/3/
----------------------------------------
          1-year                   7.74%

          5-year                   4.82%

          10-year                 11.75%

          Since Fund Inception    14.83%
          (12-29-89)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge, the different expenses of the Class B shares and the conversion to Class A shares after eight years, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

/3/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Common Stock Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

     Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Core Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Mid Cap Growth Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Mid Cap Growth Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its assets in stocks of medium-capitalization companies that the Fund's manager believes have favorable prospects for growth of earnings and capital appreciation. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index* at the time of investment. Although the Fund may invest in stocks of any economic sector, at times it may emphasize the consumer cyclicals, healthcare, and technology sectors or other sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risks, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The managers may sell a holding when there is a fundamental change in the outlook for the company (for example, a change in management or reduction in earnings) or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-96 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                            Lipper
                Advisor Mid         Russell           Mid-Cap
                Cap Growth         Midcap(R)       Growth Funds
                   Fund             Index*            Index*
Dec 96            $ 10,000         $ 10,000          $ 10,000
Jun 97            $ 10,104         $ 11,263          $ 10,329
Dec 97            $ 11,385         $ 12,901          $ 11,134
Jun 98            $ 13,196         $ 14,079          $ 12,332
Dec 98            $ 13,035         $ 14,203          $ 12,558
Jun 99            $ 16,577         $ 15,671          $ 14,590
Dec 99            $ 25,031         $ 16,793          $ 21,816
Jun 00            $ 27,539         $ 17,652          $ 22,754
Dec 00            $ 22,911         $ 18,178          $ 18,296
Jun 01            $ 19,612         $ 17,821          $ 16,017
Dec 01            $ 15,841         $ 17,156          $ 14,441
Jun 02            $ 11,986         $ 16,177          $ 11,933
Dec 02            $  9,865         $ 14,379          $ 10,330
Jun 03            $ 11,906         $ 16,603          $ 11,959

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary, due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The first half of 2003 was very much a tale of two quarters. In the first quarter, results were essentially flat, as the markets continued their sell-off from late 2002, then began to rally toward the second half of March. In the second quarter, however, the equity markets improved sharply, posting their strongest quarter in years.

The Strong Advisor Mid Cap Growth Fund had a solid first six months of 2003, both in absolute terms and relative to its broad-based benchmark, the Russell Midcap Index. The Fund outperformed during the first quarter, then performed more closely in line with the market during the second-quarter rally.

The market's tone changed

Stocks' sell-off early in 2003 was the result of a number of factors. The uncertainty surrounding the war with Iraq played a large role, as did continued sluggishness in the economy. On the whole, investors appeared to have had minimal confidence toward buying stocks.

By early spring, however, sentiment improved markedly. When first-quarter results came in, profit growth proved to be strong. The war in Iraq was successful and relatively short in duration. Compounding the impact of this good news were continued easing of interest rates by the Federal Reserve, acceleration of income tax cuts, and reductions in the tax rates on dividends and capital gains. A weak U.S. dollar also helped, as it made our goods more attractive to buyers in foreign markets.

A number of factors drove outperformance

The Fund's holdings in growth companies, closely tied to an improving economy, contributed to the Fund's strong performance. For example, our overweightings in technology stocks and selected consumer segments contributed positively to returns. In addition, our underweightings in more conservative, defensive areas such as consumer staples also had positive impact on performance, as these stocks lagged behind in the growth driven rally.

In making all of these decisions, we relied heavily on our time-tested, research-intensive investment process, seeking out those companies that are leaders in their industries or have the potential to become one. We look for companies with solid balance sheets, sensible business plans, and high quality leadership to act on them.

Our outlook

We continue to believe the environment for improving corporate profitability is providing investors with significant opportunities. As we have in the past, we continue to search out and invest in companies with strong competitive advantages that can generate superior earnings and revenue growth. These stocks don't lead the market every quarter, but we believe this is a rewarding long-term strategy.

We believe the current environment is very similar to that which prevailed in the early 1960s, when low inflation, low interest rates, and moderate economic growth combined to help produce a strong cyclical bull market. We will continue to adhere to our active investment strategy, emphasizing compelling investment themes based on changing demographics, medical advances, and unit growth. We believe this approach can lead us to sectors and companies that offer the potential for superior growth over time.

Thank you for your investment in the Strong Advisor Mid Cap Growth Fund. We appreciate the confidence you've placed in us.

Brandon M. Nelson
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Class A/2/
----------------------------------------
          1-year                  -5.98%

          3-year                 -25.84%

          5-year                  -3.29%

          Since Fund Inception     1.62%
          (12-31-96)

Class B/1/, /2/
----------------------------------------
          1-year                  -6.24%

          3-year                 -27.30%

          5-year                  -3.15%

          Since Fund Inception     2.01%
          (12-31-96)

Class C/1/, /2/
----------------------------------------
          1-year                  -2.15%

          3-year                 -24.86%

          5-year                  -2.70%

          Since Fund Inception     2.01%
          (12-31-96)

Class Z/1/, /3/
----------------------------------------
          1-year                  -0.66%

          3-year                 -24.39%

          5-year                  -2.04%

          Since Fund Inception     2.72%
          (12-31-96)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

/3/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Mid Cap Growth Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

* The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Small Cap Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Small Cap Value Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its assets in stocks of small-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index at the time of investment. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic, or social environment. The Fund writes put and call options. The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-97 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                            Lipper
                 Advisor            Russell         Small-Cap
                Small Cap           2000(R)        Value Funds
                Value Fund          Index*            Index*
Dec 97           $ 10,000          $ 10,000          $ 10,000
Jun 98           $ 11,730          $ 10,493          $ 10,419
Dec 98           $ 10,610          $  9,745          $  9,329
Jun 99           $ 12,230          $ 10,650          $  9,873
Dec 99           $ 13,590          $ 11,817          $  9,505
Jun 00           $ 15,860          $ 12,176          $  9,976
Dec 00           $ 17,170          $ 11,460          $ 11,036
Jun 01           $ 21,140          $ 12,245          $ 12,747
Dec 01           $ 20,259          $ 11,745          $ 12,934
Jun 02           $ 21,842          $ 11,193          $ 13,398
Dec 02           $ 19,017          $  9,339          $ 11,486
Jun 03           $ 21,742          $ 11,009          $ 13,293

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary, due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund delivered double-digit returns during the first six months of 2003, but it modestly lagged its benchmark, the Russell 2000 Index, which was driven primarily by growth stocks. The first two-and-a-half months of the year were challenging, but the Fund--and the markets--rebounded strongly thereafter.

Positive developments in the second quarter

The first two months of the year started off troublesome and wearisome, weighed down by negative economic data, concerns about impending war with Iraq, the SARS outbreak, and poor weather conditions.

Beginning in mid-March, though, a strong reversal of some of those trends converged to drive a market rally. Among the positive factors were better-than-expected corporate earnings, a quick resolution to the Iraq war, continued interest-rate easing by the Federal Reserve, and improving consumer confidence. In addition, new tax legislation passed in May that featured cuts on capital gains and dividends spurred more gains toward the end of the period.

Stock indices posted double-digit returns for the first half of the year, with small-cap stocks outperforming large caps, and growth stocks edging out value.

Stock selection drove performance

The strongest sectors of the market for the first half of the year were technology and healthcare. The Fund benefited from having an overweighting in healthcare stocks but was underweighted in technology.

Good individual stock selection contributed positively to our results over the period. Our stronger-performing picks came from a number of different areas and included a leading engineering and construction company, a specialty finance company, and a specialist in both machine tool equipment and supply chain management technology.

Offsetting positive results from those selections was underperformance from the Fund's position in precious metals stocks. These were strong performers in 2002, but they have sold off from profit-taking so far this year.

The outlook for value investing

For the past three years, the economy and the markets were on a declining trend. For many investors, fear and a desire for capital preservation overpowered the quest for capital appreciation. As a result, the proportion of assets in money market funds and fixed-income investments has reached a very high level. If the equity markets continue to improve, more investors could be enticed to shift more of these assets into stocks.

The Federal Reserve has been a good friend to many by providing ample liquidity with low interest rates.

Housing prices in general remain strong, with many homeowners taking advantage of low interest rates by refinancing mortgages--in many cases more than once-- and also taking advantage of cash-out mortgages. Nothing inspires consumers' confidence more than having additional money in their pockets. We might prefer to see consumers getting that money through job growth and improved personal income, but at this point, the end result is the same.

The year 2004 will bring with it a Presidential election. The Bush Administration is working to win votes and has a Republican-majority Senate eager to provide fiscal stimulus for the economy to help. For the moment, the overall environment is starting to look good, and we believe this scenario bodes well for a cyclical market upturn. But just as the sailor who survives a hurricane becomes a changed sailor forever, we also believe investors who have been through the past three years will give greater consideration to value investing.

Thank you for your continued interest in the Strong Advisor Small Cap Value
Fund.

I. Charles Rinaldi
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Class A/2/
----------------------------------------
          1-year                  -6.29%

          3-year                   8.71%

          5-year                  11.54%

          Since Fund Inception    13.68%
          (12-31-97)

Class B/1/, /2/
----------------------------------------
          1-year                  -6.39%

          3-year                   9.04%

          5-year                  11.99%

          Since Fund Inception    14.18%
          (12-31-97)

Class C/1/, /2/
----------------------------------------
          1-year                  -2.35%

          3-year                  10.22%

          5-year                  12.29%

          Since Fund Inception    14.32%
          (12-31-97)

Class Z/1/, /3/
----------------------------------------
          1-year                  -0.46%

          3-year                  11.09%

          5-year                  13.14%

          Since Fund Inception    15.18%
          (12-31-97)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

/3/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Small Cap Value Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

     Because small companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Small-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Value Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor U.S. Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor U.S. Value Fund seeks total return by investing for both income and capital growth. The Fund invests, under normal conditions, at least 80% of its assets in stocks of U.S. companies that the Fund's manager believes are undervalued relative to the market based on discounted cash flows, earnings, and asset value. The Fund may invest in stocks of any size. The manager's philosophy is that improving returns on invested capital drives improving valuations. The manager selects securities by screening for undervalued securities and utilizing fundamental analysis such as management interviews and financial modeling analysis to select those securities with improving returns on capital. Although the Fund may invest in stocks of any economic sector, at times it may emphasize the financial sector or other sectors. The manager may use a risk management tool to attempt to limit the difference between the Fund's return and the return of a style-specific benchmark. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return). The manager may sell a holding when changes in price or growth potential no longer make it an attractive investment.

                    Growth of an Assumed $10,000 Investment+
                            From 12-29-95 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                            Lipper
                  Advisor                           Large-Cap
                U.S. Value          S&P 500        Value Funds
                   Fund              Index*           Index*
Dec 95           $ 10,000          $ 10,000          $ 10,000
Jun 96           $ 11,296          $ 11,009          $ 10,883
Dec 96           $ 12,810          $ 12,295          $ 12,107
Jun 97           $ 15,126          $ 14,827          $ 14,189
Dec 97           $ 16,822          $ 16,395          $ 15,554
Jun 98           $ 19,327          $ 19,297          $ 17,539
Dec 98           $ 20,632          $ 21,080          $ 18,391
Jun 99           $ 22,231          $ 23,689          $ 20,456
Dec 99           $ 23,736          $ 25,515          $ 20,373
Jun 00           $ 23,305          $ 25,408          $ 19,968
Dec 00           $ 23,323          $ 23,194          $ 20,771
Jun 01           $ 21,952          $ 21,642          $ 20,012
Dec 01           $ 20,590          $ 20,440          $ 18,990
Jun 02           $ 19,321          $ 17,752          $ 17,261
Dec 02           $ 17,120          $ 15,924          $ 15,254
Jun 03           $ 19,089          $ 17,795          $ 16,893

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary, due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

As is typical in the early stages of an economic recovery, in the first six months of 2003, smaller stocks outperformed larger stocks, and growth stocks performed better than value stocks. In a departure from the previous three years, all equity categories delivered positive results.

Because of our value discipline in a growth-tilted market, the Strong Advisor U.S. Value Fund slightly underperformed its broad-based index, the S&P 500 Index. The Fund did, however, outperform its peer group average, the Lipper Large-Cap Value Funds Index.

Strength in the year's second quarter

After a slow first quarter, the pace of all markets quickened in the second quarter. Financial assets of all types--stocks, bonds, and commodities--appreciated sharply. Bond yields decreased to levels not seen since the 1950s, and the S&P 500 Index posted its best quarterly return since 1998. Gold reached a seven-year high, oil hit levels last reached in 1990, and natural gas matched its all-time high. A swift and favorable end to major combat in Iraq, along with unprecedented liquidity provided by tax cuts, 50-year-low interest rates, large amounts of cash in the system, and ever-rising home values all contributed to the positive investment environment.

We would caution, however, that liquidity-driven markets like the one we have just experienced are not sustainable without improving economic fundamentals. And while it does appear that the economy did reach a bottom, it is not clear when and if significant growth in revenues, profits, and employment will occur. Given these concerns, we expect our valuation discipline and our focus on risk management to be of greater importance over the next six months than they were in the first half of the year.

Factors driving the Fund's performance

The portfolio's performance was helped by solid stock selection, particularly in financials and consumer discretionary stocks. On the other side, holdings in the energy and utilities sectors were modest drags on performance.

During the six months, we took profits on many of our holdings in the financials sector. While these stocks have contributed positively to performance, we believe that if interest rates increase--a reasonable expectation given their currently low levels--these stocks could underperform. With the proceeds from these sales, we added several stocks from the materials sector, specifically paper and packaging. We believe these stocks should be able to benefit more from an economic recovery, yet we were still able to purchase them at compelling valuations.

Looking ahead at the markets

We believe liquidity alone will not be sufficient to fuel a continued market upturn. The good news, though, is that we also believe the steep market declines of the past three years are behind us. We also believe companies are now less vulnerable to self inflicted body-blows in the form of accounting irregularities and other corporate malfeasance.

We will continue to keep our heads down and our eyes open, seeking out companies with solid assets, manageable debt levels, and credible management teams. We will work to buy these companies at attractive prices--which often come when they are temporarily out of favor with the market.

Thank you for your investment in the Strong Advisor U.S. Value Fund.

Robert J. Costomiris
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Class A/2/
----------------------------------------
          1-year                  -6.56%

          3-year                  -8.25%

          5-year                  -1.55%

          Since Fund Inception     7.92%
          (12-29-95)

Class B/1/, /2/
----------------------------------------
          1-year                  -6.53%

          3-year                  -8.59%

          5-year                  -1.44%

          Since Fund Inception     8.08%
          (12-29-95)

Class C/1/, /2/
----------------------------------------
          1-year                  -2.60%

          3-year                  -7.01%

          5-year                  -1.01%

          Since Fund Inception     8.09%
          (12-29-95)

Class K/1/, /2/
----------------------------------------
          1-year                  -0.32%

          3-year                  -5.99%

          5-year                   0.04%

          Since Fund Inception     9.21%
          (12-29-95)

Class Z/3/
----------------------------------------
          1-year                  -1.20%

          3-year                  -6.44%

          5-year                  -0.25%

          Since Fund Inception     9.00%
          (12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of Class K shares prior to December 31, 2001, is based on the Fund's Class Z (formerly Investor Class) shares' performance. Please consult a prospectus for information about all share classes.

/3/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor U.S. Value Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Endeavor Large Cap Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Endeavor Large Cap Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The Fund's managers seek to identify companies that have the prospect of improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share), and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). The Fund may utilize an active trading approach. The managers may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                             From 9-28-01 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong
                  Advisor                             Lipper
                  Endeavor                           Large-Cap
                 Large Cap          S&P 500        Growth Funds
                   Fund              Index*           Index*
Sep 01           $  9,425          $ 10,000          $ 10,000
Dec 01           $ 10,222          $ 11,068          $ 11,422
Mar 02           $  9,710          $ 11,099          $ 11,132
Jun 02           $  8,330          $  9,613          $  9,371
Sep 02           $  7,133          $  7,953          $  7,869
Dec 02           $  7,287          $  8,623          $  8,211
Mar 03           $  7,239          $  8,351          $  8,084
Jun 03           $  8,310          $  9,637          $  9,176

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

During the first six months of 2003, the Strong Advisor Endeavor Large Cap Fund outperformed its broad-based benchmark, the S&P 500 Index. After a sluggish first quarter, the stock market sprung back to life during the second quarter, as investors anticipated an improving economic environment after the Iraq war. The Fund was able to post strong performance, even with its large-cap focus, in an environment that generally favored smaller-capitalization stocks.

War had significant impact on markets

One of the most significant events during the first half of 2003 was the onset and conclusion of the war in Iraq. In the early part of the year, there was much uncertainty as to whether the war would take place at all and, if so, how long it might last. In such an environment, business leaders were unwilling to make significant capital expenditures or to hire new employees. As a result, the entire economy was in a holding pattern until the main thrust of the conflict ended in mid-April.

When the war concluded, consumer sentiment soared upward and the market experienced an increase in speculative activity, with market participants demonstrating a preference for riskier companies in the biotech, Internet, communication, technology, and cyclical sectors. As May progressed, however, actual evidence of an improving economy failed to materialize. In response, interest rates began to fall, which further fueled investor speculation, increasing demand for interest rate-sensitive and highly leveraged companies.

Other contributing factors to the strong equity market in May and June were the announcements out of Washington of a dividend tax cut, a corporate spending stimulus package, and a Medicare drug benefit program.

Stock selection benefited performance

Through the first half of 2003, we increased the Fund's exposure to sectors that we believed would perform well in anticipation of an economic recovery and reduced exposure to sectors that were more defensive in nature. Specifically, we increased our weighting in technology, industrials, and consumer discretionary stocks--particularly media--and decreased our level of investment in healthcare-related stocks relative to the Russell 1000(R) Growth Index.

Our continued focus on identifying attractive opportunities through extensive bottom-up research has benefited the Fund significantly so far this year. Although we reduced the Fund's overall exposure to healthcare stocks, we did maintain a significant position in a large health-benefits provider that proved to be a standout performer over the past six months. It now appears poised to improve its competitive position and profitability even further. Our research into a large Internet and media company suggested to us that investors were overlooking the company's potential to accelerate earnings by adding subscribers for higher-end services and cutting costs aggressively.

Other meaningful, positive contributors to the Fund's performance came from the technology, industrials, and biotechnology areas.

Outside of the company discussed earlier, our healthcare exposure hurt the Fund's performance over the period. A major hospital company in the portfolio announced it would not meet its March earnings targets. Because we were concerned about the long-term prognosis for the company, we sold the stock.

Market's attention may shift somewhat

The strongest performers so far in 2003 have been those stocks that underperformed the most during 2001 and 2002. This turnaround has been largely the result of investors making plays on companies with depressed margins and pricing power. Much of the optimism for an economic recovery--and an improvement in these companies' earnings--rests on the assumption that fiscal and monetary policies will be successful in stimulating capital spending and increasing earnings growth.

In order for pricing power to return, however, there needs to be a modest amount of reflation--inflation--in the economy. The obvious risk is that too much inflation could raise interest rates, with adverse impact on consumer spending and the housing market, both of which have been crucial in keeping the economy afloat during the recent economic downturn.

We believe that the market will become increasingly selective, with performance being driven primarily by sectors offering meaningful innovation and by industries that have consolidated and restructured. We believe these characteristics will likely be found in such sectors as technology, energy, industrials, and consumer discretionary companies, and we will be paying close attention to developments in these and other areas of the market.

We appreciate your investment in the Strong Advisor Endeavor Large Cap Fund.

Thomas J. Pence
Portfolio Co-Manager

D. Paul Berg
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03

Class A/1/, /2/
----------------------------------------
          1-year                  -6.00%

          Since Fund Inception   -10.02%
          (9-28-01)

Class B/1/, /2/
----------------------------------------
          1-year                  -5.70%

          Since Fund Inception    -9.86%
          (9-28-01)

Class C/1/, /2/
----------------------------------------
          1-year                  -1.70%

          Since Fund Inception    -7.42%
          (9-28-01)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Focus Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Focus Fund seeks capital growth. The Fund focuses, under normal conditions, on stocks of 30 to 40 companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of small-, medium-, or large-capitalization companies. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The manager may sell a stock when the company's growth prospects become less attractive.

                    Growth of an Assumed $10,000 Investment+
                            From 11-30-00 to 6-30-03

                              [CHART APPEARS HERE]

                                                      Lipper
                The Strong                           Multi-Cap
                  Advisor          S&P 500         Growth Funds
                Focus Fund          Index*            Index*
Nov 00            $ 9,425         $ 10,000           $ 10,000
Dec 00            $ 9,670         $ 10,049           $ 10,311
Mar 01            $ 7,191         $  8,858           $  8,018
Jun 01            $ 7,342         $  9,376           $  8,789
Sep 01            $ 5,580         $  8,001           $  6,468
Dec 01            $ 6,239         $  8,856           $  7,717
Mar 02            $ 5,881         $  8,880           $  7,453
Jun 02            $ 5,259         $  7,691           $  6,163
Sep 02            $ 4,496         $  6,363           $  5,112
Dec 02            $ 4,515         $  6,899           $  5,415
Mar 03            $ 4,439         $  6,681           $  5,374
Jun 03            $ 4,901         $  7,710           $  6,262

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The first half of 2003 was very much a tale of two quarters. In the first quarter, results were essentially flat, as the markets first continued their sell-off from late 2002, then began to rally toward the second half of March. In the second quarter, however, the equity markets improved sharply, posting their strongest quarter in years. In this environment, the Strong Advisor Focus Fund posted positive returns but underperformed its broad-based benchmark, the S&P 500 Index. The Fund generated a year-to-date return of 8.56% compared to that of the S&P 500 Index, which generated a year-to-date return of 11.75% as of June 30, 2003.

A strong market rally

While we entered the year with a sense of cautious optimism, the beginning of 2003 saw a continuation of the worries that plagued the market over the preceding three years, particularly concerns over the state of the economy and the health of the U.S. consumer. Added to these was the uncertainty surrounding the impending war with Iraq and other geopolitical tensions.

In time, however, a positive reality began to offset these fears. When first-quarter results came in, profit growth proved to be strong. The war in Iraq was successful and relatively short in duration. Compounding the impact of this good news was continued easing of interest rates by the Federal Reserve, acceleration of income tax cuts, and reductions in the tax rates on dividends and capital gains.

Finally, improvement in the corporate bond market had significant impact on equities as well; the tightening of yield spreads on corporate debt provided companies with a significant opportunity to improve their balance sheets and overall liquidity. Taken all together, these factors helped to spur a sweeping stock market rally, with virtually every market sector producing solidly positive returns.

Modest changes to the portfolio

The Fund entered 2003 fully invested, with an emphasis on companies and sectors positioned to benefit most strongly from an improving economy. We had taken the opportunity in late 2002 and early 2003 to reduce some of the Fund's weighting in the consumer area, as we saw attractive opportunities to invest in growth stocks in other sectors such as technology and healthcare.

We had also increased our allocation to energy-related stocks, as in our assessment a very tight market for natural gas presented a good growth opportunity for a number of companies. Near the end of the six-month period, we shifted some assets back to consumer stocks that we believe offer superior growth prospects going forward.

In making all of these decisions, we relied heavily on our hands-on, research-intensive investment process, seeking out those companies that are leaders in their industries or have the potential to become one. We seek out those companies with strong management teams, solid balance sheets, and sensible business models. Attention to valuations remains an important element of our decision-making process.

Our outlook

We continue to believe the environment for improving corporate profitability is providing investors with significant opportunities. As we have in the past, we continue to search out and invest in companies with strong competitive advantages that can generate superior earnings and revenue growth. These stocks don't lead the market every quarter, but we believe this can be a rewarding long-term strategy.

We believe the current environment is very similar to that which prevailed in the early 1960s, when low inflation, low interest rates, and moderate economic growth combined to help produce a strong cyclical bull market. We will continue to adhere to our active investment strategy, emphasizing compelling investment themes based on changing demographics, medical advances, and unit growth, which we believe can lead us to sectors with the potential for superior growth over time.

Thank you for your investment in the Strong Advisor Focus Fund. We appreciate the confidence you've continued to place in us.

Thomas C. Ognar
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Class A/1/, /2/
----------------------------------------
          1-year                 -12.16%

          Since Fund Inception   -24.14%
          (11-30-00)

Class B/1/, /2/
----------------------------------------
          1-year                 -12.26%

          Since Fund Inception   -25.30%
          (11-30-00)

Class C/1/, /2/
----------------------------------------
          1-year                  -8.26%

          Since Fund Inception   -22.91%
          (11-30-00)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor International Core Fund
================================================================================

Your Fund's Approach

The Strong Advisor International Core Fund seeks capital growth. The Fund invests, under normal conditions, in stocks of any size from any country, including emerging markets, that appear to have strong growth potential and good relative value based on valuation measures such as earnings, cash flow, or asset value. The managers seek to meet the Fund's objective by applying a multidimensional strategy to investing in international equities. The strategy is comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund. The managers may sell a holding when the rank based on the five key factors deteriorates below average, when management or risk rankings drop below average, when other stocks rank higher, or when implementing changes driven by risk management considerations.

                    Growth of an Assumed $10,000 Investment+
                             From 9-28-01 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong
                  Advisor                             Lipper
               International                       International
                 Core Fund        MSCI EAFE*        Funds Index*
Sep 01            $ 9,425          $ 10,000           $ 10,000
Dec 01            $ 9,812          $ 10,697           $ 10,844
Mar 02            $ 9,793          $ 10,752           $ 11,111
Jun 02            $ 9,538          $ 10,524           $ 10,901
Sep 02            $ 8,030          $  8,447           $  8,763
Dec 02            $ 8,332          $  8,992           $  9,345
Mar 03            $ 7,870          $  8,254           $  8,522
Jun 03            $ 9,067          $  9,844           $ 10,203

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the six months ended June 30, 2003, the Strong Advisor International Core Fund produced positive returns but underperformed its benchmark, the MSCI EAFE Index. The Fund's allocation among different countries (underweighting Japan and the U.K.) played a positive role in performance over the six months, as did the strength of the euro and Canadian dollar relative to the U.S. dollar.

The Fund's conservative positioning with respect to sectors, in particular its smaller exposure to the global financials area, was a positive factor in the Fund's performance in the first quarter of the year but proved a drawback in the second quarter when financial stocks posted a recovery. The Fund's underweighting in technology stocks also cut into performance, as these stocks experienced strong gains in the second quarter.

A changing tone to global markets

At the beginning of the year, global stock markets continued on much the same path they had followed in 2002. Negative news with respect to global economic conditions, geopolitical tensions, and corporate earnings translated to negative sentiment among the world's investors and led to further drops in stock prices. Stock market declines were particularly sharp in the core European countries of Germany, France, and the Netherlands. Interest rate cuts by the European Central Bank came too late to stimulate economic activity in those countries, which were suffering from rising unemployment, falling export growth, and sluggish consumer spending. In the first quarter of 2003, few countries showed higher equity prices, and no global economic sector experienced positive returns.

The situation began to change near the end of the first quarter. Stock markets around the world took their cues from the United States as coalition forces began their attack against Saddam Hussein's regime. By the end of the second quarter, swift victory in Iraq had combined with further interest rate cuts to increase optimism about the prospects for global economic recovery. As a result, the world's stock markets delivered their best quarterly performance in nearly five years and completed the six-month period in positive territory. The strongest-performing markets and sectors were those that had earlier been hit hardest.

Although the developed Asian markets were relatively resilient in the first quarter, they were laggards for the full six-month period. Japan's economy was constrained by domestic deflation, and selling from domestic and foreign institutions held back its equity markets. Other parts of Asia, particularly Hong Kong and China, were affected by the SARS scare and its dampening effect on consumer, industrial, and tourist activities.

Structuring the portfolio for the global environment

Our investment strategy for 2003 was focused on balancing the Fund between stocks with stable earnings prospects despite the subdued economic backdrop and those stocks whose prices already reflected reduced growth expectations, regardless of their country of origin.

We found relative stability in sectors such as consumer staples and energy. We increased our positions in leading consumer companies as valuations became more attractive in the first quarter. A number of companies in this sector have demonstrated over the years their ability to manage costs effectively and build market share in difficult times. We also retained several energy companies as top holdings. Perhaps surprisingly, the energy sector failed to outperform the international benchmark despite higher oil and gas prices, strong cash flows, and attractive dividend yields.

We added to our investments in the financials sector as the risk-reward balance improved based on attractive valuations and reasonable estimates. The Fund's overall exposure to the sector did, however, remain below the benchmark level. We increased positions in mining and natural resources stocks, as they stood to benefit from rising metals and minerals prices in light of favorable supply/demand characteristics and supportive valuations.

Our outlook

In the short term, it is reasonable to expect some consolidation in stock markets following the recent explosive rally. For a more sustainable market recovery, real results must meet or exceed expectations for economic growth and corporate profitability. Thus, the biggest risk to global stock markets remains the broad nature of the struggling global economy. Lack of employment growth, de-leveraging of corporate balance sheets, shortfalls in pension fund reserves, and slow consumer and capital spending trends all put pressure on international economies.

Offsetting these negatives is the determination of political and banking leaders around the world to generate activity through easier fiscal and monetary policies. Lower interest rates, improving earnings growth, and a reduction in the perceived risk of investing given reduced geopolitical tensions may provide the impetus to move markets higher. In light of the conflicting forces at work, volatility is likely to remain a factor in global stock market action.

We thank you for your investment in the Strong Advisor International Core Fund.

Stacey Ho
Portfolio Co-Manager

Katherine Schapiro
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03

Class A/1/, /2/
----------------------------------------
          1-year                 -10.43%

          Since Fund Inception    -5.43%
          (9-28-01)

Class B/1/, /2/
----------------------------------------
          1-year                  -9.95%

          Since Fund Inception    -4.64%
          (9-28-01)

Class C/1/, /2/
----------------------------------------
          1-year                  -6.14%

          Since Fund Inception    -2.36%
          (9-28-01)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

* The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Lipper International Funds Index is the average of the 30 largest funds in the Lipper International Funds Category. These funds invest assets in securities with primary trading markets outside of the United States. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Select Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Select Fund seeks capital growth. The Fund invests, under normal conditions, in the stocks of 30 to 40 small-, medium-, and large-capitalization companies that its managers believe have above-average earnings growth prospects. The Fund's managers select stocks that have attractive growth prospects (for example, companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (for example, companies showing a growth trend or that are well-positioned in a growth industry). The Fund may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach. The managers may sell a holding when the company's growth prospects become less attractive or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                            From 12-29-00 to 6-30-03

                              [CHART APPEARS HERE]

                                                      Lipper
                The Strong                          Multi-Cap
                  Advisor          S&P 500         Growth Funds
               Select Fund          Index*            Index*
Dec 00           $ 9,425          $ 10,000           $ 10,000
Mar 01           $ 7,549          $  8,815           $  7,776
Jun 01           $ 8,454          $  9,331           $  8,524
Sep 01           $ 6,635          $  7,962           $  6,273
Dec 01           $ 7,531          $  8,812           $  7,484
Mar 02           $ 7,191          $  8,837           $  7,228
Jun 02           $ 6,277          $  7,653           $  5,977
Sep 02           $ 5,683          $  6,332           $  4,958
Dec 02           $ 5,760          $  6,866           $  5,252
Mar 03           $ 5,694          $  6,649           $  5,212
Jun 03           $ 6,458          $  7,672           $  6,073

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Advisor Select Fund declined modestly during the first part of the year, as nervous investors appeared to fear a prolonged war and a drop in economic activity. The Fund--and the markets--rebounded strongly in the second quarter, however, as the Iraq war ended and investors anticipated an economic recovery. For the six months, the Fund slightly outperformed its broad-based benchmark, the S&P 500 Index.

War had significant impact on markets

One of the most significant events during the first half of 2003 was the onset and conclusion of the war in Iraq. In the early part of the year, there was much uncertainty as to whether the war would take place at all and, if so, how long it might last. In such an environment, business leaders were unwilling to make significant capital expenditures or to hire new employees. As a result, the entire economy was in a holding pattern until the main thrust of the conflict ended in mid-April.

When the war concluded, consumer sentiment soared upward and the market experienced an increase in speculative activity, with market participants demonstrating a preference for riskier companies in the biotech, Internet, communication, technology, and cyclical sectors. As May progressed, however, actual evidence of an improving economy failed to materialize. In response, interest rates began to fall, which further fueled investor speculation, increasing demand for interest rate-sensitive and highly leveraged companies.

Extensive research drives stock selection

Through the first half of 2003, we increased exposure to sectors that we believed would perform well in anticipation of an economic recovery and reduced exposure to sectors that were more defensive in nature. Specifically, we increased our weighting of technology, industrials, and consumer discretionary stocks--particularly media--and decreased our weighting of healthcare-related stocks relative to the Russell 1000(R) Growth Index.

Our continued focus on identifying attractive opportunities through extensive bottom-up research has benefited the Fund significantly so far this year. Although we reduced the Fund's overall exposure to healthcare stocks, we did maintain a significant position in a large health-benefits provider that proved to be a standout performer over the past six months. It now appears poised to improve its competitive position and profitability even further. Our research into a leading Internet and media company suggested to us that investors were overlooking the company's potential to accelerate earnings by adding subscribers for higher-end services and cutting costs aggressively.

Other meaningful, positive contributors to the Fund's performance came from the technology and biotechnology areas.

With the exception of the company discussed earlier, our healthcare exposure hurt the Fund's performance over the period. A major hospital company in the portfolio announced it would not meet its March earnings targets. Because we were concerned about the long-term prognosis for the company, we sold the stock.

Our outlook for the months ahead

The strongest performers so far in 2003 have been those stocks that underperformed the most during 2001 and 2002. Much of the optimism for an economic recovery--and an improvement in these companies' earnings--rests on the assumption that fiscal and monetary policies will be successful in stimulating capital spending and increasing earnings growth.

From a macro perspective, we believe the backdrop for economic growth and the resumption of business spending will likely remain challenging due to low interest rates and an ample supply of capital chasing a limited number of investment opportunities. However, it appears there are pockets of significant earnings growth materializing as the result of technological innovations, rationalization of cost structures, and industry consolidation.

Thus, we believe that the market will become increasingly selective, with outperformance being driven primarily by sectors offering meaningful innovation and by industries that have consolidated and restructured. We expect the best opportunities to be found in select technology, energy, industrial, and consumer stocks. With the many changes taking place across many industries in the U.S. economy, we believe this may be one of the most exciting times for the stock market in several years.

We thank you for your investment with the Strong Advisor Select Fund.

Thomas J. Pence
Portfolio Co-Manager

Erik J. Voss
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03

Class A/1/, /2/
----------------------------------------
          1-year                  -3.08%

          Since Fund Inception   -16.04%
          (12-29-00)

Class B/1/, /2/
----------------------------------------
          1-year                  -3.15%

          Since Fund Inception   -16.75%
          (12-29-00)

Class C/1/, /2/
----------------------------------------
          1-year                   1.16%

          Since Fund Inception   -14.63%
          (12-29-00)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Technology Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Technology Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following areas: computer software and hardware, semiconductor, media, biotechnology, healthcare, communications, electronics, defense, and aerospace. To select stocks for the Fund, the manager generally looks for several characteristics, including strong revenue growth, overall financial strength, competitive advantages (for example, dominant market share), and effective management (for example, high return on invested capital). The Fund may utilize an active trading approach. The manager may sell a holding when its fundamental qualities deteriorate.

                    Growth of an Assumed $10,000 Investment+
                            From 11-30-00 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                            Lipper
                  Advisor                           Science &
                Technology         S&P 500          Technology
                   Fund             Index*         Funds Index*
Nov 00            $ 9,425         $ 10,000           $ 10,000
Dec 00            $ 8,737         $ 10,049           $  9,895
Mar 01            $ 6,664         $  8,858           $  6,878
Jun 01            $ 8,162         $  9,376           $  7,708
Sep 01            $ 4,694         $  8,001           $  4,873
Dec 01            $ 6,816         $  8,856           $  6,459
Mar 02            $ 6,458         $  8,880           $  6,000
Jun 02            $ 4,683         $  7,691           $  4,349
Sep 02            $ 3,399         $  6,363           $  3,266
Dec 02            $ 4,003         $  6,899           $  3,786
Mar 03            $ 4,079         $  6,681           $  3,776
Jun 03            $ 5,296         $  7,710           $  4,637

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Advisor Technology Fund experienced very strong performance during the first six months of 2003, with the bulk of its returns coming in the second quarter. The Fund outperformed its broad-based benchmark, the S&P 500 Index, by a wide margin. Results were particularly strong in April and May, before trailing off in June. For the six-month period, the Fund generated a return of 32.31% as compared to the S&P 500 Index, which generated a return of 11.75% over the same period.

Historically, technology stocks have tended to perform better between late fall and late spring, a period that encompasses the increasingly important fourth-quarter consumer electronics selling season. This year that strength has extended beyond the normal time period. We believe this is probably the result of investor optimism that the tech sector may be emerging from its prolonged, three-year period of severe underperformance.

Technology stocks were strong in the second quarter

After a slow first quarter, technology stocks, along with much of the rest of the market, began to rally significantly in early April. This upward trend appeared to reflect investors' optimism that the resolution of the Iraq conflict would eventually lead to an upturn in business spending and a stronger economy. The U.S. economy has, however, continued to perform below consensus expectations, staying in a low- to no-growth pattern. At the same time, European economies have weakened, and Asian economies have also been experiencing lower growth rates.

The sluggish world economy has created an environment of substantial excess capacity, and record low interest rates prevail throughout the world. It is against this background that national political leaders have taken action, enacting stimulative tax policies aimed at expanding overall consumer and business spending. The recently passed U.S. tax-cutting measure appears likely to be followed by Germany shortly. Other countries are expected to follow this lead.

Overall, stock market participants appear to be optimistic that these stimulus efforts will lead to a resumption in world economic growth, which should in turn produce higher corporate earnings and higher stock prices. Should this scenario come to fruition, technology stocks could be poised for further improvement, as this sector has traditionally performed the best during periods of rapid economic expansion.

Seeking out emerging leaders

Over the six months, we continued with the Fund's strategy of identifying and investing in high-growth technology stocks in leading-edge areas of the industry. Most of the stocks that fall into this category are those of smaller, less-capitalized companies. But virtually all of them also share the qualities of being leaders in their respective industries, having strong management teams, and being self-financed.

In poor market environments, even good companies are sometimes ignored by investors--but when the market turns positive, these companies can benefit strongly. Thus, some of the stocks in our portfolio were able to achieve extraordinary returns during the period.

Semiconductors and semiconductor equipment remained our largest subsector in the portfolio. We took advantage of the strong market environment to reduce our holdings in the IT software industry, which is increasingly mature. We believe the growth prospects for this subsector of the market have diminished considerably.

The Fund's allocations to the biotechnology and medical technology areas increased sharply. We placed particular emphasis on companies involved in bio-catalytic processing and genetic molecule testing. In our view, these companies will be among the first to produce significant sales and earnings from the biotech revolution, because they have a shorter approval process as compared to human drug trials.

Because of the sharp price appreciation among many technology stocks, a number of our holdings reached their valuation targets during the period. As a result, we have sold these holdings, increasing the Fund's turnover rate substantially. Fortunately, we have been able to identify additional companies that meet our investment criteria and remain at reasonable valuations. Should current market conditions persist, we anticipate that the turnover rate could remain high.

The prospects for technology stocks

In our view, the outlook for technology investing remains good, based on the assumption that a world economic recovery is forthcoming. Despite the strong price advances recorded so far this year, valuation parameters among many stocks do not yet appear to be excessive. This is because the rally started from the very low valuation levels reached after almost three years of steep declines in technology stocks. We believe we are able to continue to identify leading-edge technology companies with strong management teams and excellent prospects for future growth. We will continue to carefully monitor trends in the overall economy and the technology sector.

Thank you for your investment in the Strong Advisor Technology Fund.

James B. Burkart
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Class A/1/, /2/
----------------------------------------
          1-year                   6.65%

          Since Fund Inception   -21.83%
          (11-30-00)

Class B/1/, /2/
----------------------------------------
          1-year                   8.09%

          Since Fund Inception   -22.73%
          (11-30-00)

Class C/1/, /2/
----------------------------------------
          1-year                  12.11%

          Since Fund Inception   -20.51%
          (11-30-00)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Fund concentrates its assets in the technology market sector. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Science and Technology Funds Index is the average of the 30 largest funds in the Lipper Science and Technology Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper
     Inc.

Strong Advisor U.S. Small/Mid Cap Growth Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor U.S. Small/Mid Cap Growth Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of small- and medium-capitalization U.S. companies that the Fund's manager believes have favorable prospects for growth of earnings and capital appreciation. The Fund defines "small-capitalization companies" and "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index and Russell Midcap(R) Index, respectively, at the time of investment. To identify these companies, the manager looks for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, experienced management, and competence in research, development, and marketing. If there is a change in the company's growth prospects or a deterioration in the company's fundamental qualities, the manager may sell that company's stock.

                    Growth of an Assumed $10,000 Investment+
                             From 3-28-02 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong
                  Advisor                             Lipper
                U.S. Small/         Russell          Small-Cap
                  Mid Cap          Midcap(R)          Growth
                Growth Fund         Index*          Funds Index*
Mar 02             $ 9,425         $ 9,806             $ 9,736
Jun 02             $ 8,106         $ 9,045             $ 8,651
Sep 02             $ 6,795         $ 7,450             $ 6,964
Dec 02             $ 6,730         $ 8,040             $ 7,343
Mar 03             $ 6,503         $ 7,850             $ 7,070
Jun 03             $ 8,539         $ 9,284             $ 8,720

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Over the six months ended June 30, 2003, the Strong Advisor U.S. Small/Mid Cap Growth Fund outperformed its broad-based benchmark, the Russell Midcap Index. Volatility prevailed in the year's first quarter, as daily mood swings over the impending and then progressive war in Iraq overshadowed the markets. In the second quarter, as the war concluded, the market began to rally. Consumer sentiment rebounded from very depressed levels, and capital spending numbers are beginning to improve after years of very poor results. These factors all contributed to a strong second quarter for the Fund.

Market turned in the second quarter

The war in Iraq was likely the most important event in the first half of 2003. As consumer and business confidence plummeted in anticipation of the war, equity markets languished. In this choppy environment, the market's direction was dictated more by emotions than fundamentals.

With the quick resolution of the war in the second quarter, the markets began to rebound, as investors turned their focus to the prospects for economic recovery. The Federal Reserve's interest rate cuts, coupled with aggressive fiscal stimulus in the form of tax reductions, sparked investors' confidence in an improving economy and helped to drive the markets strongly upward.

Over the first half of 2003, we saw a continuation of the yearlong trend of growth stocks outperforming their value-oriented counterparts.

Preparing for economic recovery

In November 2002, we repositioned the Fund to benefit from an environment of improving business conditions and increasing consumer confidence. We anticipated that the Federal Reserve would continue its efforts to stimulate the economy in 2003, as the Fed signaled concerns about deflation occurring in the United States. Given the economy's overall weakness in the first quarter, however, this positioning hurt our performance in the year's early months. In the second quarter, however, as the economy showed signs of improvement and the markets moved upward, our strategy had positive impact on Fund returns.

Given our economic outlook, we added to the Fund's positions in those sectors that have traditionally done well coming out of slow economic periods. These include truckers, freight forwarders, retailers, and technology. We also began to add to our position in the energy sector. After three years with almost no drilling activity, the numbers of active rigs are beginning to move up. Further, we believe that given the very tight current supply situation for natural gas, a new production cycle for that commodity may be beginning.

We reduced our holdings in some of the more defensive stocks in our portfolio. These positions were beneficial in more uncertain times, but such companies historically have not participated as strongly in an economic recovery.

Our outlook for the months ahead

As the U.S. economy moves more decisively toward recovery, we believe that corporate profits will exceed expectations over the remainder of 2003. The improving economy, along with low interest rates, low inflation, and large stockpiles of cash sitting on the investment sidelines, could all be positive for the equity markets in general and particularly for smaller-cap growth stocks. In addition, we are just about one year into a cycle of growth stocks outperforming value--and these cycles have normally lasted three to five years. We thus believe that there is potential for the environment for growth investing to remain favorable for some time.

We thank you for your investment in the Strong Advisor U.S. Small/Mid Cap Growth Fund.

Thomas L. Press
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Class A/1/, /2/
----------------------------------------
          1-year                  -0.66%

          Since Fund Inception   -11.80%
          (3-28-02)

Class B/1/, /2/
----------------------------------------
          1-year                   0.35%

          Since Fund Inception   -10.81%
          (3-28-02)

Class C/1/, /2/
----------------------------------------
          1-year                   4.47%

          Since Fund Inception    -7.47%
          (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

     Because smaller companies often have narrower markets and limited financial resources, investments in theses stocks present more risk than investments in those of larger, more established companies.

* The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Utilities and Energy Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Utilities and Energy Fund seeks total return by investing for capital growth and income. The Fund invests, under normal conditions, at least 80% of its net assets in the stocks of U.S. public utility companies and energy companies that pay current dividends and whose earnings are expected to improve. These include companies of any size that provide products and services related to electric power, communications, gas, and water, as well as companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing, or distribution of energy. The Fund considers a company to be in the utilities or energy sector if at least 50% of the company's revenues, expenses, or profits are derived from its utilities or energy activities. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return). The managers may sell a holding if its prospects for growth and income decline or when the managers deem it to be an unattractive investment.

                    Growth of an Assumed $10,000 Investment+
                             From 7-31-02 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong
                  Advisor
                 Utilities                            Lipper
                and Energy         S&P 500           Utility
                  Fund              Index*         Funds Index*
Jul 02            $ 9,425         $ 10,000          $ 10,000
Aug 02            $ 9,595         $ 10,065          $ 10,218
Sep 02            $ 8,413         $  8,973          $  9,288
Oct 02            $ 8,281         $  9,762          $  9,694
Nov 02            $ 8,441         $ 10,336          $ 10,068
Dec 02            $ 8,557         $  9,729          $ 10,161
Jan 03            $ 8,263         $  9,474          $  9,855
Feb 03            $ 7,997         $  9,332          $  9,524
Mar 03            $ 8,241         $  9,422          $  9,735
Apr 03            $ 8,612         $ 10,198          $ 10,398
May 03            $ 9,308         $ 10,735          $ 11,258
Jun 03            $ 9,394         $ 10,872          $ 11,411

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Advisor Utilities and Energy Fund posted positive returns during the first six months of 2003. Performance was weaker during the first quarter as compared to the second quarter. During the second quarter, performance was stronger, but the Fund slightly lagged the S&P 500 Index.

A strong market recovery

While the Fund's overall performance relative to its benchmark stems primarily from its first-quarter performance, the Fund's strong absolute performance was largely driven by the exceptional market recovery that took place during the second quarter of the year. Virtually all market sectors posted positive returns during this time. However, smaller, higher-growth stocks--rather than the larger, more stable dividend-paying companies this Fund emphasizes--experienced the strongest second-quarter performance.

The performance of many of the stocks in the Fund's portfolio was aided by the passage in May of legislation that reduces the amount of tax that investors must pay on dividends they receive. The utility and energy stocks in the portfolio are above-average dividend payers; central to our investment strategy is seeking out companies that not only pay healthy dividends but also have the resources to increase those payouts over time.

Another factor in the Fund's positive performance was a general perception that electric utility companies were beginning to recover from a series of challenges that began with the Enron debacle. This changing sentiment helped to boost the prices of many stocks in the sector.

Keeping a consistent investment strategy

Our overall investment strategy did not change over the six months. As noted before, we continue to emphasize large-capitalization utility and energy companies that pay dividends and have the potential to increase them.

We did, however, make some changes among our allocations to individual sectors. The most significant of these shifts was our reduction of the Fund's position in natural-gas-related stocks and our increased exposure to energy companies. This change had a negative effect on the Fund returns during this period, but we believe it may be advantageous in coming months.

Despite the change in some sector allocations, there was little change in our major positions in individual companies.

A positive long-term outlook

We are optimistic about the overall outlook for energy and utilities stocks. In the short term, however, we have some concern that weather-related factors could cause earnings for the second quarter of 2003 to compare unfavorably with those for the same period in 2002. This could have negative short-term impact on some of the companies in our portfolio.

For the longer term, though, we are encouraged by a number of positive factors for the companies and industries in which we invest. Among these are stronger balance sheets, improved cash flows, and the recent favorable tax legislation. Given the recent tax change, we anticipate seeing a larger number of companies move to increase their dividends to shareholders. In addition to the obvious immediate benefit to shareholders, such steps would serve to further enhance the attractiveness of these stocks to investors.

We thank you for your investment in the Strong Advisor Utilities and Energy
Fund.

William Ferer
Portfolio Co-Manager

Mark Luftig
Portfolio Co-Manager

William H. Reaves
Portfolio Co-Manager

Ronald Sorenson
Portfolio Co-Manager

Total Returns/2/
As of 6-30-03

Class A/1/, /3/
----------------------------------------
          Since Fund Inception    -6.06%
          (7-31-02)

Class B/1/, /3/
----------------------------------------
          Since Fund Inception    -5.82%
          (7-31-02)

Class C/1/, /3/
----------------------------------------
          Since Fund Inception    -1.84%
          (7-31-02)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Fund concentrates its assets in the utilities and energy sectors. As a result, the Fund's shares are likely to fluctuate in value more than those of a Fund investing in a broader range of securities.

     A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/2/ Total return measures change in the value of an investment in the Fund assuming reinvestment of dividends and capital gains. Total return reflects aggregate change and is not annualized.

/3/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Utility Funds Index is the average of the 30 largest funds in the Lipper Utility Funds Category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Large Company Core Fund
================================================================================

Your Fund's Approach

The Strong Advisor Large Company Core Fund seeks total return by investing for both income and capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in securities of approximately 50 large-capitalization companies, which offer the potential for capital growth or which are believed to be undervalued relative to the market based on earnings, cash flow, or asset value, consisting primarily of income-producing equity securities. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) at the time of investment. To select investments, the managers emphasize capital appreciation and current yield and may invest in convertible securities of any quality to generate higher income. In addition, the Fund generally seeks to allocate its assets in approximately the same proportion as each of the sector allocations in the S&P 500 Index. In addition, the Fund may utilize an active trading approach. The managers may choose to sell a holding when it no longer offers attractive growth prospects or appears to be overvalued relative to the market, or to take advantage of a better investment opportunity, while also maintaining the portfolio's composition at approximately 50 securities.

                    Growth of an Assumed $10,000 Investment+
                             From 11-3-97 to 6-30-03

                              [CHART APPEARS HERE]

                 Strong
                 Advisor                              Lipper
                  Large                             Large-Cap
                 Company           S&P 500             Core
                Core Fund           Index*         Funds Index*
Oct 97           $  9,425         $ 10,000           $ 10,000
Dec 97           $  9,707         $ 10,366           $ 10,481
Jun 98           $ 10,543         $ 12,201           $ 12,372
Dec 98           $ 10,860         $ 13,328           $ 13,304
Jun 99           $ 11,868         $ 14,978           $ 14,649
Dec 99           $ 13,558         $ 16,132           $ 15,878
Jun 00           $ 14,408         $ 16,064           $ 16,178
Dec 00           $ 13,359         $ 14,665           $ 14,708
Jun 01           $ 12,289         $ 13,683           $ 13,562
Dec 01           $ 11,927         $ 12,923           $ 12,821
Jun 02           $ 10,811         $ 11,224           $ 11,236
Dec 02           $ 10,205         $ 10,068           $ 10,098
Jun 03           $ 11,200         $ 11,251           $ 11,123

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Advisor Large Company Core Fund began the year slightly behind its broad-based benchmark, the S&P 500 Index, as lower-quality stocks outperformed higher-quality issues. As war with Iraq loomed on the horizon, however, investors sought more conservative investments, allowing the Fund and its higher-quality names to outperform. As a result, the Fund finished the first quarter slightly ahead of its broad-based benchmark.

In the second quarter, however, as the war came to a quick resolution and investors gained confidence in the prospects for economic recovery, stocks staged a powerful rally, with riskier stocks once again taking the lead. This left our returns moderately behind those of our broad-based benchmark for the six months. All in all, it was a volatile but positive first half of the year.

An eventful six months

Three significant events took place during the first six months of 2003 that were all positive for the stock market. First, the war with Iraq came to a rather quick resolution; second, the Fed made a huge injection of liquidity into the capital markets as it continued to battle deflation; and third, new tax legislation was enacted that greatly benefits equity ownership. These were clearly near-term positive events for the stock market and the Fund, but as is so often the case, not all stocks react the same way at the same time.

The most immediate and dramatic beneficiaries of the Fed's action were all of the companies that appeared to be priced for extinction. These low-quality/ low-priced stocks received a pardon of sorts, moving off of death row and experiencing dramatic upward moves as it became obvious that they were not going out of business--at least not yet. More volatile stocks, such as those in the technology sector, did very well, as did some high-dividend payers including companies in the utilities and telecommunications sectors. The Fund's higher-quality orientation has served it very well over the past couple of years, but during this lower-quality rally, we have added some names that are better-positioned to participate in today's liquidity-driven environment.

A disciplined investment approach

We believe that over time, the markets are very efficient allocators of capital. That is, the best companies run by the best people with the best returns on capital will eventually attract the capital. But in the real world, there are also short-term periods of inefficiency. With this in mind, we have adopted a very disciplined process to manage money on a year-to-year basis.

First, under normal market conditions, we keep the portfolio very nearly fully invested; second, we keep our allocation to market sectors in line with those of our benchmark; and third, we focus the bulk of our energies on stock-picking. In selecting stocks, we look at the long term--that is, identifying stocks that will attract capital over the long run. We also look at stocks more likely to benefit over the short term--those that are attracting capital today.

Sometimes, the long-run and short-run stocks are one and the same, but more often than not, there are differences. Clearly this year so far is shaping up in the latter profile, and during the first half of the year, we made some changes to the portfolio to participate in the lower-quality rally. Of course, we also kept significant positions in higher-quality companies more likely to perform well in the long run.

Our outlook

Although the economy is still sluggish, and geopolitical risks remain, for the time being it appears that liquidity will continue to allow the market to rally. The old Wall Street adage "Don't fight the Fed, and don't fight the tape" appears to be holding true--especially when faced, as we are now, with massive deficit spending, tax reductions, and a President campaigning for reelection. At the moment, it appears that the direction of least resistance may be upward.

Thank you for your investment in the Strong Advisor Large Company Core Fund.

Christopher H. Wiles
Portfolio Co-Manager

Lawrence E. Eakin, Jr.
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03

Class A/1/, /2/, /3/, /4/
----------------------------------------
          1-year/3/               -3.33%

          3-year                  -9.85%

          5-year                   0.02%

          Since Fund Inception     2.02%
          (11-3-97)

Class B/1/, /2/, /3/
----------------------------------------
          1-year                  -2.10%

          3-year                 -10.51%

          5-year                  -0.13%

          Since Fund Inception     1.96%
          (11-3-97)

Class C/1/, /2/, /3/
----------------------------------------
          1-year                   1.92%

          3-year                  -8.87%

          5-year                   0.27%

          Since Fund Inception     2.13%
          (11-3-97)

Class K/1/, /3/
----------------------------------------
          1-year                   4.41%

          3-year                  -7.82%

          5-year                   1.37%

          Since Fund Inception     3.24%
          (11-3-97)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

/3/ Average annual total returns for Class A shares include the effect of the maximum sales charge of 5.75%, which was first charged on 9-17-99 and are based on the performance of the Rockhaven Fund's Class A shares (the predecessor Fund) prior to 9-16-02. Average annual total returns for Class B shares include the effect of the applicable contingent deferred sales charge, which is 5.00% in year 1 and is eliminated after year 6, and are based on the performance of the Rockhaven Fund's Class A shares (the predecessor Fund) from inception through 9-15-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable, and the historical performance of the Strong Advisor Large Company Core Fund's Class A shares from 9-16-02 to 9-30-02. Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00%, and is eliminated after 12 months and are based on the performance of the Rockhaven Fund's Class A shares (the predecessor Fund) from inception through 9-15-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable, and the historical performance of the Strong Advisor Large Company Core Fund's Class A shares from 9-16-02 to 9-30-02. The performance of the Class K shares is based on the performance of the Rockhaven Fund's Class A shares (the predecessor Fund) from inception through 9-15-02, and the historical performance of the Strong Advisor Large Company Core Fund's Class A shares from 9-16-02 to 9-30-02, and does not reflect the Fund's maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-30-02. Please consult a prospectus for information about all share classes.

/4/ Average annual total return for Class A shares includes a 1.00% redemption fee (as a percentage of redemption proceeds) imposed on redemptions made within 12 months of purchase.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                        STRONG ADVISOR COMMON STOCK FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 89.6%
Agricultural Operations 0.1%
Monsanto Company                                       35,000   $       757,400

Auto Manufacturers - Foreign 1.3%
Bayerische Motoren Werke AG                           250,000         9,587,751
Honda Motor Company, Ltd.                             295,000        11,209,704
                                                                ---------------
                                                                     20,797,455

Auto/Truck - Original Equipment 0.9%
Lear Corporation (b)                                  310,000        14,266,200

Banks - Money Center 1.1%
The Bank of New York Company, Inc.                    640,000        18,400,000

Banks - Super Regional 1.0%
Fifth Third Bancorp                                   275,000        15,768,500

Banks - West/Southwest 1.2%
City National Corporation                             425,000        18,938,000

Beverages - Alcoholic 1.1%
Adolph Coors Company Class B                          370,000        18,122,600

Building - Cement/Concrete/Aggregate 1.0%
Martin Marietta Materials, Inc.                       490,000        16,468,900

Building - Construction
 Products/Miscellaneous 0.0%
The Stanley Works                                      20,000           552,000

Building - Heavy Construction 1.1%
Jacobs Engineering Group, Inc. (b) (d)                420,000        17,703,000

Chemicals - Basic 0.1%
PPG Industries, Inc.                                   10,000           507,400
Rohm and Haas Company                                  20,000           620,600
                                                                ---------------
                                                                      1,128,000

Chemicals - Fertilizers 0.2%
IMC Global, Inc.                                      571,000         3,831,410

Chemicals - Specialty 1.2%
Lonza Group AG                                        425,000        19,496,855
Praxair, Inc.                                          10,000           601,000
                                                                ---------------
                                                                     20,097,855

Commercial - Leasing Companies 1.3%
Ryder Systems, Inc.                                   800,000        20,496,000

Commercial Services - Business
 Services 1.3%
IMS Health, Inc.                                    1,200,000        21,588,000

Commercial Services - Miscellaneous 0.2%
D&B Corporation                                        70,700         2,905,770

Commercial Services - Staffing 0.1%
Manpower, Inc.                                         20,000           741,800

Computer - Graphics 2.2%
Mentor Graphics Corporation (b)                     2,450,000        35,476,000

Computer - Integrated Systems 2.5%
Diebold, Inc.                                         490,000        21,192,500
Symbol Technologies, Inc.                           1,525,000        19,840,250
                                                                ---------------
                                                                     41,032,750

Computer - Services 2.7%
BearingPoint, Inc. (b)                              2,570,000        24,800,500
Unisys Corporation (b)                              1,600,000        19,648,000
                                                                ---------------
                                                                     44,448,500

Computer Software - Desktop 1.3%
Red Hat, Inc. (b)                                   2,800,000        21,196,000

Computer Software - Enterprise 0.5%
Business Objects SA Sponsored ADR (b)                 405,000         8,889,750

Containers 1.2%
Pactiv Corporation (b)                                920,000        18,133,200
Sealed Air Corporation (b)                             15,000           714,900
                                                                ---------------
                                                                     18,848,100

Cosmetics - Personal Care 1.0%
International Flavors & Fragrances                    535,000        17,082,550

Diversified Operations 2.7%
Carlisle Companies, Inc.                              450,000        18,972,000
ITT Industries, Inc.                                   10,000           654,600
Olin Corporation                                       35,000           598,500
SPX Corporation (b)                                   520,000        22,911,200
Textron, Inc.                                          15,000           585,300
                                                                ---------------
                                                                     43,721,600

Electrical - Control Instruments 0.5%
Roper Industries, Inc.                                238,100         8,857,320

Electronics - Semiconductor Equipment 0.3%
LTX Corporation (b)                                   618,000         5,327,160

Electronics - Semiconductor
 Manufacturing 1.2%
Fairchild Semiconductor Corporation Class A (b)     1,465,000        18,737,350

Electronics Products - Miscellaneous 1.1%
Rockwell Automation, Inc.                             725,000        17,284,000

Finance - Equity REIT 1.1%
Apartment Investment & Management
 Company Class A                                      495,000        17,127,000

Finance - Investment Brokers 1.4%
Merrill Lynch & Company, Inc.                         475,000        22,173,000

Finance - Publicly Traded Investment Funds -
 Equity (Non 40 Act) 1.6%
Biotech Holders Trust                                 205,000        25,266,250

Financial Services - Miscellaneous 1.5%
The Bisys Group, Inc. (b)                           1,340,000        24,615,800

Household - Appliances 1.2%
Maytag Corporation                                    785,000        19,169,700

Insurance - Brokers 1.2%
Arthur J. Gallagher & Company                         730,000        19,856,000

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Insurance - Life 1.2%
Lincoln National Corporation                          560,000   $    19,952,800

Insurance - Property/Casualty/Title 2.8%
MBIA, Inc.                                            470,000        22,912,500
Travelers Property and Casualty Corporation
 Class A                                            1,420,000        22,578,000
                                                                ---------------
                                                                     45,490,500

Internet - E*Commerce 2.5%
DoubleClick, Inc. (b)                               1,800,000        16,650,000
InterActiveCorp (b)                                   618,000        24,454,260
                                                                ---------------
                                                                     41,104,260

Machinery - General Industrial 0.0%
Parker-Hannifin Corporation                            15,000           629,850

Media - Cable TV 4.4%
Cablevision Systems New York Group Class A (b)      1,400,000        29,064,000
Cox Communications, Inc. Class A (b)                  740,000        23,606,000
General Motors Corporation Class H (b)              1,500,000        19,215,000
                                                                ---------------
                                                                     71,885,000

Media - Newspapers 1.1%
Dow Jones & Company, Inc.                             405,000        17,427,150

Media - Radio/TV 1.6%
Liberty Media Corporation Class A (b)               2,225,000        25,721,000

Medical - Biomedical/Genetics 1.7%
Celgene Corporation (b)                               885,000        26,904,000

Medical - Ethical Drugs 1.7%
Biovail Corporation International (b)                 605,000        28,471,300

Medical - Health Maintenance
 Organizations 1.6%
WellPoint Health Networks, Inc. (b)                   315,000        26,554,500

Medical - Hospitals 0.6%
Universal Health Services, Inc. Class B (b)           260,000        10,301,200

Medical/Dental - Services 1.7%
Omnicare, Inc.                                        835,000        28,214,650

Medical/Dental - Supplies 2.2%
Bausch & Lomb, Inc.                                   465,000        17,437,500
Hillenbrand Industries, Inc.                          370,000        18,666,500
                                                                ---------------
                                                                     36,104,000

Metal Ores - Miscellaneous 1.3%
Alcoa, Inc.                                           860,000        21,930,000

Metal Products - Fasteners 0.0%
Illinois Tool Works, Inc.                              10,000           658,500

Oil & Gas - Drilling 2.8%
Nabors Industries, Ltd. (b)                           525,000        20,763,750
Noble Corporation (b)                                 730,000        25,039,000
                                                                ---------------
                                                                     45,802,750

Oil & Gas - Machinery/Equipment 1.5%
Smith International, Inc. (b)                         665,000        24,432,100

Oil & Gas - Refining/Marketing 1.3%
Valero Energy Corporation                             570,000        20,708,100

Oil & Gas - United States Exploration &
 Production 3.4%
Apache Corporation                                    390,000        25,373,400
Burlington Resources, Inc.                            180,000         9,732,600
EOG Resources, Inc.                                   475,000        19,874,000
                                                                ---------------
                                                                     54,980,000

Paper & Paper Products 0.1%
Bowater, Inc.                                          15,000           561,750
Smurfit-Stone Container Corporation (b)                50,000           651,500
Temple-Inland, Inc.                                    15,000           643,650
                                                                ---------------
                                                                      1,856,900

Pollution Control - Services 1.2%
Republic Services, Inc. (b)                           850,000        19,269,500

Retail - Department Stores 2.4%
J.C. Penney Company, Inc.                           1,180,000        19,883,000
Saks, Inc. (b)                                      2,000,000        19,400,000
                                                                ---------------
                                                                     39,283,000

Retail - Home Furnishings 1.3%
Williams-Sonoma, Inc. (b)                             730,000        21,316,000

Retail - Miscellaneous/Diversified 2.7%
Barnes & Noble, Inc. (b)                              985,000        22,704,250
Toys 'R' Us, Inc. (b)                               1,765,000        21,391,800
                                                                ---------------
                                                                     44,096,050

Retail - Restaurants 1.2%
Outback Steakhouse, Inc.                              500,000        19,500,000

Retail - Super/Mini Markets 1.3%
The Kroger Company (b)                              1,280,000        21,350,400

Retail/Wholesale - Computer/Cellular 1.2%
Tech Data Corporation (b)                             720,000        19,231,200

Retail/Wholesale - Office Supplies 1.4%
Office Depot, Inc. (b)                              1,600,000        23,216,000

Telecommunications - Cellular 2.6%
Nextel Communications, Inc. Class A (b)             1,100,000        19,888,000
Sprint Corporation - PCS Group (b)                  4,000,000        23,000,000
                                                                ---------------
                                                                     42,888,000

Transportation - Airline 1.3%
Continental Airlines, Inc. Class B (b)              1,380,000        20,658,600

Transportation - Rail 0.0%
Burlington Northern Santa Fe Corporation               20,000           568,800

Trucks & Parts - Heavy Duty 0.0%
PACCAR, Inc.                                           10,000           675,600

Utility - Electric Power 1.1%
Reliant Resources, Inc. (b)                         2,900,000        17,777,000
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,210,908,321)                         1,460,630,430
-------------------------------------------------------------------------------
Convertible Preferred Stocks 0.1%
Chemicals - Fertilizers
IMC Global, Inc. 7.50%                                 49,000         2,557,310
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
 (Cost $2,502,480)                                                    2,557,310
-------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                  STRONG ADVISOR COMMON STOCK FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Preferred Stocks 0.3%
Telecommunications - Cellular
Nextel Communications, Inc. 13.00%
 Exchangeable, Series D                                 4,200   $     4,467,750
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $2,940,000)                              4,467,750
-------------------------------------------------------------------------------
Call Options Purchased 0.1%
PSE Technology 100 Index, Expires 7/18/03
 at $491.97 (e)                                           267         1,919,730
-------------------------------------------------------------------------------
Total Call Options Purchased
 (Cost $1,763,001)                                                    1,919,730
-------------------------------------------------------------------------------
Short-Term Investments (a) 14.5%
Collateral Received for Securities
 Lending (f) 4.2%
Money Market Funds 2.9%
Deutsche Daily Assets Fund - Institutional
 Class                                             46,694,880        46,694,880

Repurchase Agreements 1.3%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase
 proceeds $7,429,884); Collateralized by:
 United States Government & Agency Issues       $   7,429,604         7,429,604
Goldman, Sachs and Company (Dated
 6/30/03), 1.22%, Due 7/01/03 (Repurchase
 proceeds $7,429,856); Collateralized by:
 United States Government & Agency Issues           7,429,604         7,429,604
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $7,429,884); Collateralized by: United
 States Government & Agency Issues                  7,429,604         7,429,604
                                                                ---------------
                                                                     22,288,812
                                                                ---------------

Total Collateral Received for Securities
 Lending                                                             68,983,692

Repurchase Agreements 10.3%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $165,405,513); Collateralized by: United
 States Government & Agency Issues (c)            165,400,000       165,400,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $2,570,254); Collateralized by: United
 States Government & Agency Issues (c)              2,570,200         2,570,200
                                                                ---------------
Total Repurchase Agreements                                         167,970,200
-------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $236,953,892)                                                236,953,892
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,455,067,694) 104.6%                                     1,706,529,112
Other Assets and Liabilities, Net (4.6%)                            (75,615,703)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $ 1,630,913,409
===============================================================================

--------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                   Contracts        Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                383   $     2,856,526
Options written during the period                         383         2,526,651
Options closed                                           (499)       (3,621,778)
Options expired                                            --                --
Options exercised                                          --                --
                                                -------------   ---------------
Options outstanding at end of period                      267   $     1,761,399
                                                =============   ===============

WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                 Contracts
                                                 (100 shares         Value
                                                per contract)       (Note 2)
--------------------------------------------------------------------------------
PSE Technology 100 Index
 Puts: (Strike Price is $491.97. Expiration
 date is 7/18/03. Premium received is
 $1,761,399.)                                             267   $        (9,879)

                       STRONG ADVISOR MID CAP GROWTH FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 98.0%
Banks - Southeast 0.8%
First Tennessee National Corporation                   17,000   $       746,470

Beverages - Soft Drinks 0.8%
Cott Corporation (b)                                   37,000           765,530

Building - Resident/Commercial 6.5%
Centex Corporation                                     21,700         1,688,043
D.R. Horton, Inc.                                      47,000         1,320,700
Lennar Corporation Class A                             20,000         1,430,000
NVR, Inc. (b)                                           3,800         1,561,800
                                                                ---------------
                                                                      6,000,543

Commercial Services - Schools 2.9%
Career Education Corporation (b)                       21,000         1,436,820
Corinthian Colleges, Inc. (b)                          26,000         1,262,820
                                                                ---------------
                                                                      2,699,640

Computer - Integrated Systems 0.9%
Symbol Technologies, Inc.                              64,000           832,640

Computer - Local Networks 2.0%
Juniper Networks, Inc. (b)                             37,000           457,690
QLogic Corporation (b)                                 29,000         1,401,570
                                                                ---------------
                                                                      1,859,260

Computer - Memory Devices 1.0%
EMC Corporation (b)                                    47,600           498,372
Western Digital Corporation (b)                        43,000           442,900
                                                                ---------------
                                                                        941,272

Computer - Services 1.7%
Amdocs, Ltd. (b)                                       66,000         1,584,000

Computer Software -
 Education/Entertainment 1.0%
Electronic Arts, Inc. (b)                              13,000           961,870

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Computer Software - Enterprise 3.6%
Citrix Systems, Inc. (b)                               46,000   $       936,560
Cognos, Inc. (b)                                       27,000           729,000
Mercury Interactive Corporation (b)                    18,100           698,841
VERITAS Software Corporation (b)                       34,800           997,716
                                                                ---------------
                                                                      3,362,117

Computer Software - Security 1.3%
Check Point Software Technologies, Ltd. (b)            39,000           762,450
VeriSign, Inc.                                         34,000           470,220
                                                                ---------------
                                                                      1,232,670

Electronics - Scientific Instruments 0.8%
PerkinElmer, Inc.                                      50,000           690,500

Electronics - Semiconductor Equipment 4.1%
ATI Technologies, Inc. (b)                             47,000           479,400
Entegris, Inc. (b)                                     25,000           336,000
KLA-Tencor Corporation (b)                             25,300         1,176,197
MEMC Electronic Materials, Inc. (b)                   125,000         1,225,000
Novellus Systems, Inc. (b)                             14,800           541,991
                                                                ---------------
                                                                      3,758,588

Electronics - Semiconductor
 Manufacturing 4.3%
Altera Corporation (b)                                 22,700           372,280
Broadcom Corporation Class A (b)                       33,000           822,030
Integrated Circuit Systems, Inc. (b)                   24,400           766,892
Microchip Technology, Inc.                             16,000           394,080
Micron Technology, Inc. (b)                            61,200           711,756
National Semiconductor Corporation (b)                 23,000           453,560
SanDisk Corporation (b)                                11,000           443,850
                                                                ---------------
                                                                      3,964,448

Finance - Consumer/Commercial Loans 1.0%
Providian Financial Corporation (b)                    99,200           918,592

Finance - Investment Brokers 0.9%
Legg Mason, Inc.                                       12,000           779,400

Finance - Investment Management 1.6%
Janus Capital Group, Inc.                              30,700           503,480
T. Rowe Price Group, Inc.                              25,000           943,750
                                                                ---------------
                                                                      1,447,230

Finance - Mortgage & Related Services 1.6%
Doral Financial Corporation                            32,000         1,428,800

Finance - Publicly Traded Investment
 Funds-Equity (Non 40 Act) 1.2%
Oil Service Holders Trust                               6,500           390,975
Software Holders Trust                                 23,100           729,498
                                                                ---------------
                                                                      1,120,473

Financial Services - Miscellaneous 0.5%
CheckFree Corporation (b)                              16,000           445,440

Household - Audio/Video 1.7%
Harman International Industries, Inc.                  19,600         1,551,144

Insurance - Property/Casualty/Title 2.3%
W.R. Berkley Corporation                               21,000         1,106,700
Montpelier Re Holdings, Ltd. (b)                       12,500           395,000
RenaissanceRe Holdings, Ltd.                           14,000           637,280
                                                                ---------------
                                                                      2,138,980

Internet - E*Commerce 3.2%
Amazon.com, Inc. (b)                                   30,400         1,109,296
Getty Images, Inc. (b)                                 16,000           660,800
University of Phoenix Online (b)                       24,000         1,216,800
                                                                ---------------
                                                                      2,986,896

Internet - Internet Service
 Provider/Content 1.4%
Yahoo! Inc. (b)                                        40,700         1,333,332

Leisure - Gaming 1.3%
International Game Technology                          12,000         1,227,960

Leisure - Toys/Games/Hobby 0.4%
Leapfrog Enterprises, Inc. Class A (b)                 12,000           381,720

Medical - Biomedical/Genetics 4.3%
Angiotech Pharmaceuticals, Inc. (b)                    19,000           772,730
Celgene Corporation (b)                                19,000           577,600
Genzyme Corporation (b)                                31,300         1,308,340
Gilead Sciences, Inc. (b)                              24,200         1,345,036
                                                                ---------------
                                                                      4,003,706

Medical - Ethical Drugs 0.6%
Allergan, Inc.                                          7,000           539,700

Medical - Generic Drugs 5.3%
Eon Labs, Inc.                                         18,000           632,700
Pharmaceutical Resources, Inc. (b)                     23,000         1,119,180
Taro Pharmaceutical Industries, Ltd. (b)               28,500         1,564,080
Teva Pharmaceutical Industries, Ltd. ADR               11,000           626,230
Watson Pharmaceuticals, Inc. (b)                       24,000           968,880
                                                                ---------------
                                                                      4,911,070

Medical - Health Maintenance
 Organizations 6.5%
Aetna, Inc.                                            21,300         1,282,260
Anthem, Inc. (b)                                       16,600         1,280,690
Coventry Health Care, Inc. (b)                         17,000           784,720
Mid Atlantic Medical Services, Inc. (b)                26,000         1,359,800
WellPoint Health Networks, Inc. (b)                    15,300         1,289,790
                                                                ---------------
                                                                      5,997,260

Medical - Products 2.5%
Boston Scientific Corporation (b)                       9,700           592,670
Cyberonics, Inc. (b)                                   32,000           688,320
Dade Behring Holdings, Inc. (b)                        27,100           622,487
Edwards Lifesciences Corporation                       12,000           385,680
                                                                ---------------
                                                                      2,289,157

Medical/Dental - Services 2.0%
AdvancePCS (b)                                         18,800           718,724
Caremark Rx, Inc. (b)                                  24,500           629,160
Quest Diagnostics, Inc. (b)                             8,000           510,400
                                                                ---------------
                                                                      1,858,284

Metal Ores - Gold/Silver 0.8%
Newmont Mining Corporation Holding
 Company                                               23,000           746,580

Oil & Gas - Drilling 4.7%
ENSCO International, Inc.                              26,300           707,470
Grey Wolf, Inc. (b)                                   111,900           452,076
Nabors Industries, Ltd. (b)                            38,600         1,526,630
Patterson Utility Energy, Inc. (b)                     30,900         1,001,160
Precision Drilling Corporation                         16,300           615,488
                                                                ---------------
                                                                      4,302,824

Oil & Gas - Field Services 2.4%
BJ Services Company (b)                                42,700         1,595,272
Halliburton Company                                    28,500           655,500
                                                                ---------------
                                                                      2,250,772

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ADVISOR MID CAP GROWTH FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Oil & Gas - Machinery/Equipment 2.0%
Smith International, Inc. (b)                          51,100   $     1,877,414

Oil & Gas - United States Exploration &
 Production 2.1%
Pogo Producing Company                                 21,000           897,750
XTO Energy, Inc.                                       50,766         1,020,904
                                                                ---------------
                                                                      1,918,654

Retail - Apparel/Shoe 1.3%
Chicos FAS, Inc. (b)                                   11,000           231,550
Coach, Inc. (b)                                        20,000           994,800
                                                                ---------------
                                                                      1,226,350

Retail - Major Discount Chains 1.0%
Family Dollar Stores, Inc.                             23,700           904,155

Retail - Miscellaneous/Diversified 0.9%
Michaels Stores, Inc. (b)                              21,100           803,066

Retail - Restaurants 4.0%
Brinker International, Inc. (b)                        33,000         1,188,660
P.F. Chang's China Bistro, Inc. (b)                    10,100           497,021
Panera Bread Company Class A (b)                       19,000           760,000
Ruby Tuesday, Inc.                                     50,000         1,236,500
                                                                ---------------
                                                                      3,682,181

Telecommunications - Cellular 1.2%
Nextel Communications, Inc. Class A (b)                62,000         1,120,960

Telecommunications - Equipment 7.6%
Adtran, Inc. (b)                                       16,000           820,640
Comverse Technology, Inc. (b)                          76,300         1,146,789
Corning, Inc. (b)                                     110,000           812,900
JDS Uniphase Corporation (b)                          246,000           863,460
Polycom, Inc. (b)                                      93,300         1,293,138
Scientific-Atlanta, Inc.                               19,000           452,960
UTStarcom, Inc. (b)                                    47,000         1,671,790
                                                                ---------------
                                                                      7,061,677
-------------------------------------------------------------------------------
Total Common Stocks (Cost $75,894,659)                               90,653,325
-------------------------------------------------------------------------------
Short-Term Investments (a) 4.5%
Collateral Received for Securities
 Lending (f) 2.8%
Money Market Funds 1.9%
Deutsche Daily Assets Fund - Institutional
 Class                                              1,800,570         1,800,570

Repurchase Agreements 0.9%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $286,499); Collateralized by: United States
 Government & Agency Issues                     $     286,488           286,488
Goldman, Sachs and Company (Dated 6/30/03),
 1.22%, Due 7/01/03 (Repurchase proceeds
 $286,498); Collateralized by: United States
 Government & Agency Issues                           286,488           286,488
Lehman Brothers Inc. (Dated 6/30/03), 1.23%,
 Due 7/01/03 (Repurchase proceeds
 $286,499); Collateralized by: United States
 Government & Agency Issues                           286,488           286,488
                                                                ---------------
                                                                        859,464
                                                                ---------------
Total Collateral Received for Securities
 Lending                                                              2,660,034

Repurchase Agreements 1.7%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $500,017); Collateralized by: United
 States Government & Agency Issues (c)          $     500,000   $       500,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,038,322); Collateralized by: United
 States Government & Agency Issues (c)              1,038,300         1,038,300
                                                                ---------------
Total Repurchase Agreements                                           1,538,300
-------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $4,198,334)                                                    4,198,334
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $80,092,993) 102.5%                                           94,851,659
Other Assets and Liabilities, Net (2.5%)                             (2,301,053)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $    92,550,606
===============================================================================

                       STRONG ADVISOR SMALL CAP VALUE FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 90.9%
Auto/Truck - Original Equipment 1.2%
Dura Automotive Systems, Inc. (b) (d)               1,250,300   $    12,265,443
Tower Automotive, Inc. (b)                          1,641,400         6,007,524
                                                                ---------------
                                                                     18,272,967

Banks - Southeast 1.0%
Hibernia Corporation Class A                          816,060        14,819,650

Beverages - Alcoholic 0.4%
Adolph Coors Company Class B                          122,320         5,991,234

Building - Air Conditioning & Heating
 Products 0.4%
York International Corporation                        260,200         6,088,680

Building - Cement/Concrete/Aggregate 0.3%
U.S. Concrete, Inc. (b)                             1,307,600         5,021,184

Building - Construction
 Products/Miscellaneous 0.3%
Royal Group Technologies, Ltd. (b)                    631,800         4,504,734

Building - Heavy Construction 2.8%
Chicago Bridge & Iron Company NV (d)                1,828,400        41,468,112

Building - Maintenance & Services 1.0%
ABM Industries, Inc.                                  478,310         7,365,974
Healthcare Services Group, Inc. (b) (d)               522,100         7,377,273
                                                                ---------------
                                                                     14,743,247

Building - Mobile/Manufacturers & RV 0.1%
Clayton Homes, Inc.                                   135,700         1,703,035

Building - Paint & Allied Products 0.5%
H.B. Fuller Company                                   335,500         7,387,710

Chemicals - Basic 1.2%
FMC Corporation (b)                                   770,300        17,431,889

Chemicals - Fertilizers 1.6%
Agrium, Inc.                                        2,235,715        24,503,437

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Chemicals - Plastics 1.6%
Intertape Polymer Group, Inc. (b) (d)               2,215,000   $    13,179,250
PolyOne Corporation                                 2,520,300        11,215,335
                                                                ---------------
                                                                     24,394,585

Chemicals - Specialty 0.9%
OM Group, Inc. (e)                                    944,400        13,911,012

Commercial Services - Advertising 1.3%
R.H. Donnelley Corporation (b) (e)                    551,300        20,105,911

Commercial Services - Business
 Services 0.3%
US Oncology, Inc. (b)                                 698,400         5,161,176

Commercial Services - Miscellaneous 1.0%
Navigant Consulting, Inc. (b)                       1,239,170        14,684,164

Commercial Services - Security/Safety 1.9%
Armor Holdings, Inc. (b) (e)                        1,119,100        14,995,940
DHB Industries, Inc. (b)                            1,508,700         6,170,583
Wackenhut Corrections Corporation (b)                 564,510         7,739,432
                                                                ---------------
                                                                     28,905,955

Commercial Services - Staffing 1.5%
Gevity HR, Inc.                                       284,400         3,361,608
kforce.com, Inc. (b) (d)                            1,804,685         8,716,628
MPS Group, Inc. (b)                                 1,392,715         9,581,879
                                                                ---------------
                                                                     21,660,115

Computer - Integrated Systems 0.2%
Evans & Sutherland Computer
 Corporation (b) (d)                                  573,500         3,257,480

Computer - Local Networks 0.5%
Black Box Corporation (e)                             215,900         7,815,580

Computer - Memory Devices 0.8%
Iomega Corporation (b)                              1,065,610        11,295,466

Computer Software - Enterprise 1.9%
JDA Software Group, Inc. (b) (e)                      782,700         8,758,413
Lightbridge, Inc. (b) (d)                           1,359,600        11,910,096
OSI Systems, Inc. (b)                                 463,910         7,450,395
                                                                ---------------
                                                                     28,118,904

Computer Software - Medical 1.4%
Eclipsys Corporation (b) (e)                          184,125         1,922,265
IDX Systems Corporation (b) (d) (e)                 1,219,100        18,920,432
                                                                ---------------
                                                                     20,842,697

Containers 0.5%
Constar International, Inc. (b) (d)                   941,100         7,142,949

Diversified Operations 0.8%
ALLETE, Inc. (e)                                      445,000        11,814,750

Electrical - Equipment 0.7%
Encore Wire Corporation (b) (d)                     1,146,900        10,895,550

Electronics - Parts Distributors 0.1%
Richardson Electronics, Ltd.                          260,600         2,110,860

Electronics - Semiconductor
 Equipment 0.2%
Credence Systems Corporation (b)                      436,200         3,694,614

Electronics - Semiconductor
 Manufacturing 0.5%
Cirrus Logic, Inc. (b)                              1,600,500         6,434,010
TriQuint Semiconductor, Inc. (b)                      100,000           416,000
                                                                ---------------
                                                                      6,850,010

Electronics Products - Miscellaneous 1.8%
Celestica, Inc. (b) (e)                               569,200         8,970,592
Coherent, Inc. (b)                                    610,900        14,618,837
Rofin-Sinar Technologies, Inc. (b) (d)                249,450         3,507,267
                                                                ---------------
                                                                     27,096,696

Energy - Other 0.9%
Headwaters, Inc. (b)                                  900,500        13,228,345

Finance - Consumer/Commercial Loans 1.1%
World Acceptance Corporation (b) (d)                  959,600        15,622,288

Finance - Investment Brokers 0.4%
Labranche & Company, Inc.                             284,500         5,886,305

Finance - Publicly Traded Investment
 Funds - Equity 0.4%
iShares Trust Russell 2000 Index Fund                  30,800         2,738,120
iShares Trust Russell 2000 Value Index Fund            20,600         2,657,400
                                                                ---------------
                                                                      5,395,520

Food - Miscellaneous Preparation 0.8%
Del Monte Foods Company (b)                         1,372,785        12,135,420

Household - Office Furniture 0.4%
American Financial Realty Trust                       406,000         6,053,460

Insurance - Accident & Health 0.7%
UnumProvident Corporation                             796,600        10,682,406

Insurance - Life 0.4%
Phoenix Companies, Inc.                               623,700         5,632,011

Insurance - Property/Casualty/Title 2.4%
Endurance Specialty Holdings, Ltd.                    261,510         7,806,073
Mercury General Corporation                           618,700        28,243,655
Vesta Insurance Group, Inc.                            28,500            65,550
                                                                ---------------
                                                                     36,115,278

Internet - E*Commerce 0.5%
Overstock.com, Inc. (b) (d)                           153,900         2,233,089
Stamps.com, Inc. (b)                                1,036,900         4,977,120
                                                                ---------------
                                                                      7,210,209

Internet - Internet Service
 Provider/Content 2.0%
EarthLink, Inc. (b)                                 2,775,400        21,897,906
Net2Phone, Inc. (b) (d)                             1,725,500         7,471,415
                                                                ---------------
                                                                     29,369,321

Leisure - Services 0.9%
Pegasus Solutions, Inc. (b) (e)                       797,500        12,959,375

Machinery - General Industrial 1.8%
Robbins & Myers, Inc.                                 355,200         6,571,200
UNOVA, Inc. (b)                                     1,771,100        19,659,210
                                                                ---------------
                                                                     26,230,410

Medical - Generic Drugs 1.1%
Andrx Group (b) (e)                                   840,400        16,723,960

Medical - Instruments 1.1%
Applera Corporation-Applied Biosystems
 Group (e)                                            904,800        17,218,344

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Medical - Nursing Homes 2.5%
Beverly Enterprises, Inc. (b)                       3,440,400   $    12,041,400
Manor Care, Inc. (b) (e)                              995,600        24,899,956
                                                                ---------------
                                                                     36,941,356

Medical - Outpatient/Home Care 0.5%
Gentiva Health Services, Inc. (b)                     754,900         6,794,100

Medical - Products 1.4%
Allied Healthcare Products, Inc. (b) (d)              564,100         2,013,837
Discovery Partners International, Inc. (b) (d)      1,505,800         6,685,752
OraSure Technologies, Inc. (b) (e)                  1,591,950        11,875,947
                                                                ---------------
                                                                     20,575,536

Medical/Dental - Services 0.7%
Omnicare, Inc. (e)                                    320,000        10,812,800

Metal Ores - Gold/Silver 8.2%
Apex Silver Mines, Ltd. (b) (d)                     1,939,700        28,610,575
Glamis Gold, Ltd. (b)                               2,923,800        33,535,986
Goldcorp, Inc.                                      1,709,500        20,514,000
Harmony Gold Mining Company, Ltd.
 Sponsored ADR (e)                                  1,843,500        24,831,945
Meridian Gold, Inc. (b) (e)                         1,289,800        14,819,802
                                                                ---------------
                                                                    122,312,308

Metal Ores - Miscellaneous 0.2%
Cleveland-Cliffs, Inc. (b)                            156,600         2,795,310

Metal Processing & Fabrication 0.0%
Webco Industries, Inc. (b)                            122,200           348,270

Oil & Gas - Drilling 3.0%
Grey Wolf, Inc. (b)                                   646,800         2,613,072
Helmerich & Payne, Inc.                               545,180        15,919,256
Parker Drilling Company (b)                           348,200         1,013,262
Pride International, Inc. (b) (e)                     966,200        18,183,884
Transocean, Inc. (b)                                  345,900         7,599,423
                                                                ---------------
                                                                     45,328,897

Oil & Gas - Field Services 5.8%
BJ Services Company (b) (e)                           248,500         9,283,960
Global Industries, Ltd. (b)                         3,396,400        16,370,648
Key Energy Services, Inc. (b)                       2,206,900        23,657,968
Newpark Resources, Inc. (b)                         2,079,900        11,397,852
Oceaneering International, Inc. (b)                   472,800        12,080,040
Petroleum Geo-Services ASA Sponsored ADR (b)          194,100           118,401
Petroleum Helicopters, Inc. (b)                       102,080         3,220,624
Petroleum Helicopters, Inc. (non-voting) (b)          174,260         5,253,939
Willbros Group, Inc. (b)                              545,200         5,664,628
                                                                ---------------
                                                                     87,048,060

Oil & Gas - Machinery/Equipment 1.2%
Matrix Service Company (b) (d)                        437,300         7,512,814
Smith International, Inc. (b) (e)                     298,500        10,966,890
                                                                ---------------
                                                                     18,479,704

Oil & Gas - United States Exploration &
 Production 8.5%
Forest Oil Corporation (b)                          1,295,700        32,547,984
Greka Energy Corporation (b) (d)                      455,100         2,634,574
The Houston Exploration Company (b)                    50,000         1,735,000
McMoRan Exploration Company (b) (d) (e)               853,500         9,507,990
Newfield Exploration Company (b)                      237,500         8,918,125
Noble Energy, Inc.                                    507,300        19,175,940
PetroQuest Energy, Inc. (b)                           629,300         1,478,855
Pioneer Natural Resources Company (b)                 273,500         7,138,350
Range Resources Corporation (b) (d)                 3,577,800        22,432,806
Remington Oil & Gas Corporation (b)                   377,700         6,942,126
Stone Energy Corporation (b)                          364,300        15,271,456
                                                                ---------------
                                                                    127,783,206

Paper & Paper Products 1.9%
Chesapeake Corporation                                699,800        15,290,630
Wausau-Mosinee Paper Corporation                    1,133,700        12,697,440
                                                                ---------------
                                                                     27,988,070

Pollution Control - Services 0.9%
Calgon Carbon Corporation (d)                       2,305,090        13,254,267

Retail - Apparel/Shoe 2.2%
American Eagle Outfitters, Inc. (b) (e)               654,400        12,001,696
Foot Locker, Inc. (e)                                 866,400        11,479,800
Too, Inc. (b) (e)                                     472,700         9,572,175
                                                                ---------------
                                                                     33,053,671

Retail - Mail Order & Direct 0.2%
dELiA*s Corporation Class A (b)                       275,000           192,500
J. Jill Group, Inc. (b) (e)                           193,700         3,261,908
                                                                ---------------
                                                                      3,454,408

Retail - Major Discount Chains 0.3%
Shopko Stores, Inc. (b) (e)                           382,480         4,972,240

Retail - Miscellaneous/Diversified 1.7%
Barbeques Galore, Ltd. Sponsored ADR (d)              423,120         1,148,771
Sharper Image Corporation (b) (d) (e)                 908,600        24,777,522
                                                                ---------------
                                                                     25,926,293

Retail/Wholesale - Auto Parts 0.2%
The Pep Boys - Manny, Moe & Jack                      192,620         2,602,296

Shoes & Related Apparel 0.6%
Wolverine World Wide, Inc.                            489,900         9,435,474

Steel - Producers 3.7%
IPSCO, Inc.                                         1,554,600        16,634,220
Roanoke Electric Steel Corporation                    385,000         2,883,650
Steel Dynamics, Inc. (b)                            1,430,410        19,596,617
United States Steel Corporation (e)                 1,037,600        16,985,512
                                                                ---------------
                                                                     56,099,999

Steel - Specialty Alloys 1.3%
Carpenter Technology Corporation                      733,950        11,449,620
GrafTech International, Ltd. (b)                    1,469,000         8,006,050
                                                                ---------------
                                                                     19,455,670

Transportation - Airline 0.5%
Linea Aerea Nacional Chile SA Sponsored ADR         1,013,900         8,111,200

Transportation - Services 0.7%
EGL, Inc. (b) (e)                                     661,260        10,051,152

Transportation - Ship 0.5%
Omi Corporation (b)                                 1,235,100         7,608,216

Transportation - Truck 0.6%
Covenant Transport, Inc. Class A (b)                  511,000         8,687,000

Utility - Gas Distribution 0.0%
Southwestern Energy Corporation (b)                    23,000           345,230
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,181,056,529)                         1,362,421,738
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Short-Term Investments (a) 9.4%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $139,704,657); Collateralized by: United
 States Government & Agency Issues (c)          $ 139,700,000   $   139,700,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $652,014); Collateralized by: United
 States Government & Agency Issues (c)                652,000           652,000
-------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $140,352,000)                                                140,352,000
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,321,408,529) 100.3%                                     1,502,773,738
Other Assets and Liabilities, Net (0.3%)                             (4,903,758)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $ 1,497,869,980
===============================================================================

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                  Contracts         Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period             28,521   $     5,669,788
Options written during the period                      52,124         9,500,472
Options closed                                        (61,738)      (11,386,819)
Options expired                                        (2,075)         (273,760)
Options exercised                                      (1,367)         (233,455)
                                                -------------   ---------------
Options outstanding at end of period                   15,465   $     3,276,226
                                                =============   ===============

WRITTEN CALL OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                  Contracts
                                                 (100 shares         Value
                                                per contract)       (Note 2)
--------------------------------------------------------------------------------
ALLETE, Inc.
 (Strike Price is $22.50. Expiration date is
 7/18/03. Premium received is $33,398.)                   200   $       (81,000)
 (Strike Price is $25.00. Expiration date is
 7/18/03. Premium received is $12,437.)                   100           (16,750)

American Eagle Outfitters, Inc.
 (Strike Price is $15.00. Expiration date is
 7/18/03. Premium received is $12,699.)                   100           (34,500)
 (Strike Price is $17.50. Expiration date is
 8/15/03. Premium received is $68,947.)                   350           (61,250)

Andrx Group
 (Strike Price is $20.00. Expiration date is
 7/18/03. Premium received is $16,349.)                    50            (5,500)
 (Strike Price is $22.50. Expiration date is
 7/18/03. Premium received is $7,600.)                     50            (1,625)
 (Strike Price is $25.00. Expiration date is
 7/18/03. Premium received is $7,900.)                    100            (2,250)
 (Strike Price is $20.00. Expiration date is
 9/19/03. Premium received is $83,396.)                   200           (43,500)
 (Strike Price is $22.50. Expiration date is
 9/19/03. Premium received is $16,019.)                    60            (7,200)
 (Strike Price is $25.00. Expiration date is
 9/19/03. Premium received is $15,699.)                   100            (6,750)

Applera Corporation-Applied Biosystems Group
 (Strike Price is $17.50. Expiration date is
 7/18/03. Premium received is $17,294.)                   100           (18,000)
 (Strike Price is $20.00. Expiration date is
 7/18/03. Premium received is $69,395.)                   500           (23,750)
 (Strike Price is $22.50. Expiration date is
 7/18/03. Premium received is $7,900.)                    100            (1,000)
 (Strike Price is $17.50. Expiration date is
 9/19/03. Premium received is $28,699.)                   100           (26,000)
 (Strike Price is $20.00. Expiration date is
 9/19/03. Premium received is $51,003.)                   300           (39,000)
 (Strike Price is $22.50. Expiration date is
 9/19/03. Premium received is $13,770.)                   100            (5,750)

Armor Holdings, Inc.
 (Strike Price is $15.00. Expiration date is
 11/21/03. Premium received is $22,399.)                  200           (10,000)

BJ Services Company
 (Strike Price is $32.50. Expiration date is
 7/18/03. Premium received is $69,697.)                   100           (51,000)
 (Strike Price is $35.00. Expiration date is
 7/18/03. Premium received is $48,698.)                   100           (29,000)
 (Strike Price is $37.50. Expiration date is
 7/18/03. Premium received is $87,196.)                   350           (42,000)
 (Strike Price is $40.00. Expiration date is
 7/18/03. Premium received is $68,947.)                   350           (11,375)

Black Box Corporation
 (Strike Price is $35.00. Expiration date is
 7/18/03. Premium received is $113,960.)                  300           (60,750)
 (Strike Price is $40.00. Expiration date is
 7/18/03. Premium received is $108,333.)                  550            (9,625)
 (Strike Price is $35.00. Expiration date is
 9/19/03. Premium received is $362,083.)                  550          (203,500)
 (Strike Price is $40.00. Expiration date is
 9/19/03. Premium received is $84,746.)                   250           (36,875)

Celestica, Inc.
 (Strike Price is $15.00. Expiration date is
 7/18/03. Premium received is $30,398.)                   200           (24,500)
 (Strike Price is $12.50. Expiration date is
 9/19/03. Premium received is $15,247.)                   100           (37,000)
 (Strike Price is $15.00. Expiration date is
 9/19/03. Premium received is $10,349.)                    50           (10,125)

EGL, Inc.
 (Strike Price is $15.00. Expiration date is
 7/18/03. Premium received is $2,425.)                     25            (1,812)
 (Strike Price is $15.00. Expiration date is
 8/15/03. Premium received is $29,637.)                   200           (23,500)

Eclipsys Corporation
 (Strike Price is $10.00. Expiration date is
 9/19/03. Premium received is $14,803.)                   150           (18,000)

Foot Locker, Inc.
 (Strike Price is $12.50. Expiration date is
 8/15/03. Premium received is $29,549.)                   150           (18,000)

Harmony Gold Mining Company, Ltd.
 Sponsored ADR
 (Strike Price is $12.50. Expiration date is
 11/21/03. Premium received is $78,596.)                  300           (57,750)
 (Strike Price is $15.00. Expiration date is
 11/21/03. Premium received is $85,796.)                  650           (56,875)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                  Contracts
                                                 (100 shares         Value
                                                per contract)       (Note 2)
--------------------------------------------------------------------------------
WRITTEN CALL OPTIONS DETAIL (continued)
--------------------------------------------------------------------------------
IDX Systems Corporation
 (Strike Price is $15.00. Expiration date is
 7/18/03. Premium received is $7,400.)                    100   $        (9,250)
 (Strike Price is $15.00. Expiration date is
 8/15/03. Premium received is $11,749.)                   125           (17,188)

JDA Software Group, Inc.
 (Strike Price is $10.00. Expiration date is
 7/18/03. Premium received is $5,160.)                     30            (3,975)
 (Strike Price is $12.50. Expiration date is
 10/17/03. Premium received is $20,549.)                  150           (13,125)

J. Jill Group, Inc.
 (Strike Price is $15.00. Expiration date is
 7/18/03. Premium received is $34,874.)                   200           (41,500)
 (Strike Price is $17.50. Expiration date is
 7/18/03. Premium received is $7,900.)                    100            (4,750)
 (Strike Price is $15.00. Expiration date is
 12/19/03. Premium received is $30,699.)                  100           (32,000)

Manor Care, Inc.
 (Strike Price is $22.50. Expiration date is
 11/21/03. Premium received is $40,698.)                  100           (32,500)
 (Strike Price is $25.00. Expiration date is
 11/21/03. Premium received is $22,699.)                  100           (16,750)

McMoRan Exploration Company
 (Strike Price is $12.50. Expiration date is
 7/18/03. Premium received is $1,480.)                     20              (300)
 (Strike Price is $12.50. Expiration date is
 8/15/03. Premium received is $9,699.)                    100            (3,750)
 (Strike Price is $10.00. Expiration date is
 11/21/03. Premium received is $30,699.)                  100           (20,750)
 (Strike Price is $12.50. Expiration date is
 11/21/03. Premium received is $33,398.)                  200           (19,500)

Meridian Gold, Inc.
 (Strike Price is $10.00. Expiration date is
 7/18/03. Premium received is $30,531.)                   250           (38,125)
 (Strike Price is $10.00. Expiration date is
 10/17/03. Premium received is $22,699.)                  100           (20,750)
 (Strike Price is $12.50. Expiration date is
 10/17/03. Premium received is $20,399.)                  200           (16,500)

OM Group, Inc.
 (Strike Price is $10.00. Expiration date is
 7/18/03. Premium received is $59,482.)                   300          (142,500)
 (Strike Price is $12.50. Expiration date is
 7/18/03. Premium received is $52,397.)                   200           (47,000)
 (Strike Price is $15.00. Expiration date is
 7/18/03. Premium received is $38,598.)                   300           (14,250)
 (Strike Price is $17.50. Expiration date is
 7/18/03. Premium received is $29,099.)                   300            (2,250)
 (Strike Price is $15.00. Expiration date is
 8/15/03. Premium received is $17,799.)                   200           (22,000)

Omnicare, Inc.
 (Strike Price is $27.50. Expiration date is
 7/18/03. Premium received is $7,900.)                    100           (64,500)
 (Strike Price is $30.00. Expiration date is
 7/18/03. Premium received is $370.)                        5            (2,000)
 (Strike Price is $25.00. Expiration date is
 9/19/03. Premium received is $32,698.)                   100           (90,500)
 (Strike Price is $27.50. Expiration date is
 9/19/03. Premium received is $33,398.)                   200          (133,000)
 (Strike Price is $30.00. Expiration date is
 9/19/03. Premium received is $38,885.)                   150           (67,500)

OraSure Technologies, Inc.
 (Strike Price is $7.50. Expiration date is
 10/17/03. Premium received is $21,155.)                  300           (27,750)

Pegasus Solutions, Inc.
 (Strike Price is $12.50. Expiration date is
 7/18/03. Premium received is $65,997.)                   500          (190,000)

Pride International, Inc.
 (Strike Price is $17.50. Expiration date is
 7/18/03. Premium received is $15,699.)                   100           (14,500)

R.H. Donnelley Corporation
 (Strike Price is $30.00. Expiration date is
 8/15/03. Premium received is $313,164.)                  900          (598,500)
 (Strike Price is $35.00. Expiration date is
 8/15/03. Premium received is $45,598.)                   300           (62,250)
 (Strike Price is $35.00. Expiration date is
 11/21/03. Premium received is $20,175.)                  100           (30,250)

Sharper Image Corporation
 (Strike Price is $22.50. Expiration date is
 7/18/03. Premium received is $3,950.)                     50           (24,000)
 (Strike Price is $25.00. Expiration date is
 7/18/03. Premium received is $81,896.)                   450          (114,750)
 (Strike Price is $20.00. Expiration date is
 8/15/03. Premium received is $28,049.)                   150          (111,000)
 (Strike Price is $25.00. Expiration date is
 8/15/03. Premium received is $79,746.)                   250           (76,250)
 (Strike Price is $30.00. Expiration date is
 8/15/03. Premium received is $6,900.)                    100            (6,000)

Shopko Stores, Inc.
 (Strike Price is $12.50. Expiration date is
 9/19/03. Premium received is $20,549.)                   150           (21,375)

Smith International, Inc.
 (Strike Price is $37.50. Expiration date is
 7/18/03. Premium received is $40,822.)                   150           (12,000)
 (Strike Price is $40.00. Expiration date is
 7/18/03. Premium received is $42,165.)                   200            (4,000)

Too, Inc.
 (Strike Price is $17.50. Expiration date is
 8/15/03. Premium received is $21,794.)                   100           (29,500)
 (Strike Price is $20.00. Expiration date is
 8/15/03. Premium received is $8,400.)                    100           (12,500)

United States Steel Corporation
 (Strike Price is $12.50. Expiration date is
 7/18/03. Premium received is $40,898.)                   200           (78,000)
 (Strike Price is $15.00. Expiration date is
 7/18/03. Premium received is $9,849.)                     50            (7,625)
 (Strike Price is $15.00. Expiration date is
 10/17/03. Premium received is $10,199.)                  100           (20,750)
 (Strike Price is $17.50. Expiration date is
 10/17/03. Premium received is $32,598.)                  300           (22,500)
                                                -------------   ---------------
                                                       15,465   $    (3,415,225)
                                                =============   ===============

--------------------------------------------------------------------------------

                         STRONG ADVISOR U.S. VALUE FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 99.9%
Aerospace - Defense 2.3%
General Dynamics Corporation                           17,900   $     1,297,750
Lockheed Martin Corporation                            24,400         1,160,708
Raytheon Company                                       80,000         2,627,200
                                                                ---------------
                                                                      5,085,658

Auto Manufacturers - Domestic 0.6%
General Motors Corporation                             38,100         1,371,600

Banks - Midwest 0.3%
Provident Financial Group, Inc.                        27,000           692,010

Banks - Money Center 8.3%
Bank of America Corporation                            63,000         4,978,890
The Bank of New York Company, Inc.                     35,000         1,006,250
Citigroup, Inc.                                       185,000         7,918,000
HSBC Holdings PLC Sponsored ADR                        14,231           841,194
J.P. Morgan Chase & Company                           103,000         3,520,540
                                                                ---------------
                                                                     18,264,874

Banks - Northeast 0.8%
Banknorth Group, Inc.                                  55,000         1,403,600
Peoples Bank                                           11,400           330,486
                                                                ---------------
                                                                      1,734,086

Banks - Southeast 0.6%
Compass Bancshares, Inc.                               37,000         1,292,410

Banks - Super Regional 7.8%
Bank One Corporation                                   57,000         2,119,260
Charter One Financial, Inc.                            44,415         1,384,860
KeyCorp                                                41,600         1,051,232
Mellon Financial Corporation                           28,000           777,000
National City Corporation                              36,500         1,193,915
Regions Financial Corporation                          46,000         1,553,880
SouthTrust Corporation                                 39,600         1,077,120
U.S. Bancorp                                           92,800         2,273,600
Wachovia Corporation                                   67,100         2,681,316
Wells Fargo Company                                    59,000         2,973,600
                                                                ---------------
                                                                     17,085,783

Beverages - Alcoholic 0.3%
Anheuser-Busch Companies, Inc.                         13,000           663,650

Building - Maintenance & Services 2.2%
The ServiceMaster Company                             440,000         4,708,000

Building Products - Wood 2.9%
Georgia-Pacific Corporation                           245,000         4,642,750
Weyerhaeuser Company                                   31,200         1,684,800
                                                                ---------------
                                                                      6,327,550

Chemicals - Basic 1.2%
The Dow Chemical Company                               56,000         1,733,760
PPG Industries, Inc.                                   15,300           776,322
                                                                ---------------
                                                                      2,510,082

Chemicals - Fertilizers 0.7%
IMC Global, Inc.                                      238,000         1,596,980

Chemicals - Specialty 0.2%
Praxair, Inc.                                           6,000           360,600

Commercial Services - Miscellaneous 1.4%
ARAMARK Corporation Class B (b)                        48,000         1,076,160
Automatic Data Processing, Inc.                        60,000         2,031,600
                                                                ---------------
                                                                      3,107,760

Computer - Manufacturers 1.3%
Hewlett-Packard Company                               133,000         2,832,900

Computer - Services 2.1%
International Business Machines Corporation            45,000         3,712,500
Unisys Corporation (b)                                 70,100           860,828
                                                                ---------------
                                                                      4,573,328

Cosmetics - Personal Care 0.3%
Kimberly-Clark Corporation                             11,000           573,540

Diversified Operations 4.6%
AOL Time Warner, Inc. (b)                             115,000         1,850,350
Agilent Technologies, Inc. (b)                         33,000           645,150
E.I. Du Pont de Nemours & Company                      50,631         2,108,275
Emerson Electric Company                               27,900         1,425,690
ITT Industries, Inc.                                   18,000         1,178,280
Loews Corporation                                      19,500           922,155
3M Co.                                                  6,000           773,880
United Technologies Corporation                        17,200         1,218,276
                                                                ---------------
                                                                     10,122,056

Electronics - Measuring Instruments 0.4%
Waters Corporation (b)                                 30,000           873,900

Electronics - Semiconductor Manufacturing 0.4%
Micron Technology, Inc. (b)                            70,000           814,100

Finance - Consumer/Commercial Loans 0.2%
Capital One Financial Corporation                      10,000           491,800

Finance - Equity REIT 0.7%
Equity Office Properties Trust                         30,000           810,300
Equity Residential Properties Trust                    27,000           700,650
                                                                ---------------
                                                                      1,510,950

Finance - Investment Brokers 1.1%
The Goldman Sachs Group, Inc.                           8,200           686,750
Morgan Stanley                                         42,000         1,795,500
                                                                ---------------
                                                                      2,482,250

Finance - Investment Management 0.7%
T. Rowe Price Group, Inc.                              13,000           490,750
Waddell & Reed Financial, Inc. Class A                 39,000         1,001,130
                                                                ---------------
                                                                      1,491,880

Finance - Savings & Loan 0.9%
Washington Mutual, Inc.                                50,000         2,065,000

Financial Services - Miscellaneous 0.7%
American Express Company                               38,000         1,588,780

Food - Meat Products 0.4%
Tyson Foods, Inc. Class A                              87,000           923,940

Food - Miscellaneous Preparation 1.8%
Del Monte Foods Company (b)                           111,900           989,196
General Mills, Inc.                                    15,300           725,373
Sara Lee Corporation                                  115,000         2,163,150
                                                                ---------------
                                                                      3,877,719

Insurance - Accident & Health 0.9%
AFLAC, Inc.                                            65,000         1,998,750

Insurance - Brokers 0.3%
Marsh & McLennan Companies, Inc.                       12,600           643,482

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                   STRONG ADVISOR U.S. VALUE FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Insurance - Diversified 2.7%
American International Group, Inc.                     58,500   $     3,228,030
John Hancock Financial Services, Inc.                  24,500           752,885
Principal Financial Group, Inc.                        25,300           815,925
Prudential Financial, Inc.                             34,100         1,147,465
                                                                ---------------
                                                                      5,944,305

Insurance - Life 0.4%
Lincoln National Corporation                           25,000           890,750

Insurance - Property/Casualty/Title 2.2%
The Allstate Corporation                               32,000         1,140,800
Chubb Corporation                                      16,500           990,000
Hartford Financial Services Group, Inc.                21,800         1,097,848
The St. Paul Companies, Inc.                           20,300           741,153
Travelers Property and Casualty Corporation
 Class B                                               60,309           951,073
                                                                ---------------
                                                                      4,920,874

Leisure - Hotels & Motels 0.4%
Marriott International, Inc. Class A                   23,000           883,660

Leisure - Movies & Related 1.9%
Metro-Goldwyn-Mayer, Inc. (b)                         340,000         4,222,800

Leisure - Photo Equipment/Related 0.3%
Eastman Kodak Company                                  24,200           661,870

Leisure - Services 1.5%
Cendant Corporation (b)                                81,800         1,498,576
The Walt Disney Company                                93,000         1,836,750
                                                                ---------------
                                                                      3,335,326

Machinery - Construction/Mining 0.8%
Caterpillar, Inc.                                      30,100         1,675,366

Machinery - Farm 0.5%
Deere & Company                                        26,000         1,188,200

Media - Cable TV 1.8%
Comcast Corporation Class A (b)                        58,974         1,779,835
Comcast Corporation Class A (Non-Voting) (b)           46,000         1,326,180
Cox Communications, Inc. Class A (b)                   25,400           810,260
                                                                ---------------
                                                                      3,916,275

Media - Newspapers 0.9%
Gannett Company, Inc.                                  26,200         2,012,422

Media - Radio/TV 2.6%
Clear Channel Communications, Inc. (b)                 19,500           826,605
Liberty Media Corporation Class A (b)                 238,000         2,751,280
Viacom, Inc. Class B (b)                               49,700         2,169,902
                                                                ---------------
                                                                      5,747,787

Medical - Ethical Drugs 2.4%
Bristol-Myers Squibb Company                           60,400         1,639,860
Merck & Company, Inc.                                  48,000         2,906,400
Schering-Plough Corporation                            32,000           595,200
                                                                ---------------
                                                                      5,141,460

Medical - Hospitals 0.8%
Tenet Healthcare Corporation (b)                      154,000         1,794,100

Medical - Wholesale Drugs/Sundries 1.4%
McKesson Corporation                                   84,000         3,002,160

Medical/Dental - Supplies 0.9%
Sola International, Inc. (b)                          113,300         1,971,420

Metal Ores - Miscellaneous 1.1%
Alcoa, Inc.                                            52,100         1,328,550
Phelps Dodge Corporation (b)                           30,000         1,150,200
                                                                ---------------
                                                                      2,478,750

Oil & Gas - International Integrated 7.4%
ChevronTexaco Corporation                              48,000         3,465,600
ConocoPhillips                                         49,000         2,685,200
Exxon Mobil Corporation                               282,000        10,126,620
                                                                ---------------
                                                                     16,277,420

Oil & Gas - International Specialty 1.0%
Kerr McGee Corporation                                 20,700           927,360
Unocal Corporation                                     40,200         1,153,338
                                                                ---------------
                                                                      2,080,698

Oil & Gas - United States Integrated 0.3%
El Paso Corporation                                    89,600           723,968

Paper & Paper Products 0.6%
International Paper Company                            39,300         1,404,189

Pollution Control - Services 0.5%
Waste Management, Inc.                                 44,000         1,059,960

Retail - Apparel/Shoe 0.4%
The Gap, Inc.                                          50,000           938,000

Retail - Department Stores 0.9%
Federated Department Stores, Inc.                      25,000           921,250
May Department Stores Company                          44,793           997,092
                                                                ---------------
                                                                      1,918,342

Retail - Drug Stores 0.4%
CVS Corporation                                        28,200           790,446

Retail - Restaurants 3.0%
McDonald's Corporation                                293,100         6,465,786

Retail - Super/Mini Markets 1.1%
The Kroger Company (b)                                150,000         2,502,000

Soap & Cleaning Preparations 0.9%
The Procter & Gamble Company                           23,000         2,051,140

Telecommunications - Equipment 1.7%
Motorola, Inc.                                        396,000         3,734,280

Telecommunications - Services 5.9%
ALLTEL Corporation                                     19,000           916,180
AT&T Corporation                                       39,400           758,450
BellSouth Corporation                                  80,000         2,130,400
SBC Communications, Inc.                              148,400         3,791,620
Sprint Corporation                                     51,000           734,400
Verizon Communications, Inc.                          117,000         4,615,650
                                                                ---------------
                                                                     12,946,700

Tobacco - 1.1%
Altria Group, Inc.                                     55,000         2,499,200

Transportation - Air Freight 0.9%
FedEx Corporation                                      33,000         2,046,990

Transportation - Rail 0.8%
Burlington Northern Santa Fe Corporation               24,800           705,312
Norfolk Southern Corporation                           50,000           960,000
                                                                ---------------
                                                                      1,665,312

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Utility - Electric Power 3.3%
Consolidated Edison, Inc.                              27,000   $     1,168,560
Duke Energy Corporation                                70,000         1,396,500
Exelon Corporation                                     26,200         1,567,022
FPL Group, Inc.                                        26,600         1,778,210
The Southern Company                                   42,000         1,308,720
                                                                ---------------
                                                                      7,219,012

Utility - Gas Distribution 0.7%
Vectren Corporation                                    56,700         1,420,335
-------------------------------------------------------------------------------
Total Common Stocks (Cost $197,731,605)                             219,196,721
-------------------------------------------------------------------------------
Short-Term Investments (a) 7.4%
Collateral Received for Securities
 Lending (f) 7.2%
Money Market Funds 4.9%
Deutsche Daily Assets Fund - Institutional
 Class                                             10,726,480        10,726,480

Repurchase Agreements 2.3%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $1,706,750); Collateralized by: United
 States Government & Agency Issues              $   1,706,686         1,706,686
Goldman, Sachs and Company (Dated
 6/30/03), 1.22%, Due 7/01/03 (Repurchase
 proceeds $1,706,744); Collateralized by:
 United States Government & Agency Issues           1,706,686         1,706,686
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $1,706,750); Collateralized by: United
 States Government & Agency Issues                  1,706,686         1,706,686
                                                                ---------------
                                                                      5,120,058
                                                                ---------------

Total Collateral Received for Securities
 Lending                                                             15,846,538

Repurchase Agreements 0.2%
ABN AMRO Inc. (Dated (6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $400,013); Collateralized by: United States
 Government & Agency Issues (c)                       400,000           400,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $61,601); Collateralized by: United States
 Government Agency & Issues (c)                        61,600            61,600
                                                                ---------------
Total Repurchase Agreements                                             461,600
-------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $16,308,138)                                                  16,308,138
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $214,039,743) 107.3%                                         235,504,859
Other Assets & Liabilities, Net (7.3%)                              (16,088,149)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $   219,416,710
===============================================================================

                     STRONG ADVISOR ENDEAVOR LARGE CAP FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 99.8%
Auto/Truck - Original Equipment 1.6%
Eaton Corporation                                       7,200   $       565,992

Banks - Money Center 4.1%
Citigroup, Inc.                                        33,475         1,432,730

Beverages - Soft Drinks 2.0%
The Coca-Cola Company                                  14,964           694,479

Commercial Services - Advertising 0.5%
Lamar Advertising Company (b)                           4,800           169,008

Commercial Services - Schools 1.1%
Apollo Group, Inc. Class A (b)                          3,085           190,530
Career Education Corporation (b)                        2,670           182,681
                                                                ---------------
                                                                        373,211

Computer - Local Networks 2.9%
Cisco Systems, Inc. (b)                                60,485         1,009,495

Computer - Manufacturers 1.2%
Dell, Inc. (b)                                         13,330           426,027

Computer - Services 0.5%
International Business Machines Corporation             2,020           166,650

Computer Software - Desktop 3.6%
Microsoft Corporation                                  49,060         1,256,427

Computer Software - Education/Entertainment 1.1%
Electronic Arts, Inc. (b)                               5,340           395,107

Computer Software - Enterprise 5.0%
SAP AG Sponsored ADR                                   15,870           463,721
Siebel Systems, Inc. (b)                               23,730           226,384
VERITAS Software Corporation (b)                       36,870         1,057,063
                                                                ---------------
                                                                      1,747,168

Computer Software - Security 1.0%
Symantec Corporation (b)                                7,710           338,161

Diversified Operations 10.4%
AOL Time Warner, Inc. (b)                             113,715         1,829,674
Tyco International, Ltd.                               95,685         1,816,101
                                                                ---------------
                                                                      3,645,775

Electronics - Semiconductor Equipment 0.8%
Applied Materials, Inc. (b)                            17,445           276,678

Electronics - Semiconductor Manufacturing 7.9%
Intel Corporation                                      72,010         1,496,656
Linear Technology Corporation                           5,490           176,833
Maxim Integrated Products, Inc.                        15,550           531,655
Microchip Technology, Inc.                             16,240           399,991
Micron Technology, Inc. (b)                            13,190           153,400
                                                                ---------------
                                                                      2,758,535

Finance - Consumer/Commercial Loans 1.0%
SLM Corporation                                         8,640           338,429

Finance - Investment Brokers 1.1%
Lehman Brothers Holdings, Inc.                          6,030           400,874

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

               STRONG ADVISOR ENDEAVOR LARGE CAP FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Finance - Publicly Traded Investment
 Funds - Equity (Non 40 Act) 1.7%
Biotech Holders Trust                                   1,390   $       171,317
Pharmaceutical Holders Trust                            5,480           443,332
                                                                ---------------
                                                                        614,649

Financial Services - Miscellaneous 3.1%
American Express Company                                4,095           171,212
First Data Corporation                                 22,015           912,302
                                                                ---------------
                                                                      1,083,514

Insurance - Diversified 2.2%
American International Group, Inc.                     13,930           768,657

Internet - E*Commerce 2.3%
eBay, Inc. (b)                                          7,630           794,893

Internet - Internet Service
 Provider/Content 2.7%
Yahoo! Inc. (b)                                        28,860           945,454

Leisure - Services 5.3%
The Walt Disney Company                                21,690           428,377
Royal Caribbean Cruises, Ltd.                          62,420         1,445,647
                                                                ---------------
                                                                      1,874,024

Media - Cable TV 0.6%
EchoStar Communications Corporation Class A (b)         6,350           219,837

Media - Newspapers 2.0%
The E.W. Scripps Company Class A                        8,050           714,196

Media - Radio/TV 2.6%
Univision Communications, Inc. Class A (b)             13,900           422,560
Viacom, Inc. Class B (b)                               11,120           485,499
                                                                ---------------
                                                                        908,059

Medical - Biomedical/Genetics 3.9%
Amgen, Inc. (b)                                         9,920           659,085
Genzyme Corporation (b)                                 3,690           154,242
Gilead Sciences, Inc. (b)                               3,590           199,532
IDEC Pharmaceuticals Corporation (b)                   10,660           362,440
                                                                ---------------
                                                                      1,375,299

Medical - Drug/Diversified 1.4%
Johnson & Johnson                                       9,209           476,105

Medical - Ethical Drugs 7.0%
Medicis Pharmaceutical Corporation Class A              8,180           463,806
Merck & Company, Inc.                                  11,810           715,096
Pfizer, Inc.                                           37,364         1,275,981
                                                                ---------------
                                                                      2,454,883

Medical - Generic Drugs 1.3%
Teva Pharmaceutical Industries, Ltd. ADR                8,080           459,994

Medical - Health Maintenance Organizations 1.3%
Anthem, Inc. (b)                                        5,915           456,342

Medical - Products 2.3%
Boston Scientific Corporation (b)                       4,450           271,895
Medtronic, Inc.                                        11,100           532,467
                                                                ---------------
                                                                        804,362

Oil & Gas - Drilling 0.9%
Transocean, Inc. (b)                                   13,940           306,262

Oil & Gas - Field Services 0.5%
Schlumberger, Ltd.                                      3,630           172,679

Retail - Home Furnishings 0.3%
Bed Bath & Beyond, Inc. (b)                             2,870           111,385

Retail - Major Discount Chains 1.3%
Target Corporation                                     12,480           472,243

Retail - Restaurants 2.1%
McDonald's Corporation                                 18,350           404,801
Panera Bread Company Class A (b)                        7,920           316,800
                                                                ---------------
                                                                        721,601

Retail/Wholesale - Auto Parts 0.9%
AutoZone, Inc. (b)                                      4,200           319,074

Retail/Wholesale - Building Products 2.0%
The Home Depot, Inc.                                   10,360           343,123
Lowe's Companies, Inc.                                  8,150           350,042
                                                                ---------------
                                                                        693,165

Telecommunications - Equipment 5.2%
Alcatel SA ADR (b)                                     75,900           679,305
Corning, Inc. (b)                                      90,120           665,987
Nokia Corporation Sponsored ADR                        28,440           467,269
                                                                ---------------
                                                                      1,812,561

Trucks & Parts - Heavy Duty 1.1%
Navistar International Corporation (b)                 11,350           370,351
-------------------------------------------------------------------------------
Total Common Stocks (Cost $31,479,884)                               34,924,335
-------------------------------------------------------------------------------
Short-Term Investments (a) 0.5%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds $180,304);
 Collateralized by: United States Government
 & Agency Issues (c)                            $     180,300           180,300
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $180,300)                            180,300
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $31,660,184) 100.3%                                           35,104,635
Other Assets and Liabilities, Net (0.3%)                               (124,082)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $    34,980,553
===============================================================================

                            STRONG ADVISOR FOCUS FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 96.3%
Banks - Money Center 1.8%
Citigroup, Inc.                                         1,500   $        64,200

Building - Heavy Construction 1.1%
Chicago Bridge & Iron Company NV                        1,700            38,556

Commercial Services - Schools 2.6%
Apollo Group, Inc. Class A (b)                          1,500            92,640

Computer - Local Networks 4.7%
Cisco Systems, Inc. (b)                                 4,300            71,767
Juniper Networks, Inc. (b)                              4,000            49,480
QLogic Corporation (b)                                  1,000            48,330
                                                                ---------------
                                                                        169,577

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Computer - Manufacturers 5.7%
Dell, Inc. (b)                                          6,500   $       207,740

Computer - Services 3.3%
Amdocs, Ltd. (b)                                        5,000           120,000

Computer Software -
 Education/Entertainment 2.0%
Electronic Arts, Inc. (b)                               1,000            73,990

Computer Software - Enterprise 0.8%
VERITAS Software Corporation (b)                        1,000            28,670

Computer Software - Security 3.8%
VeriSign, Inc. (b)                                     10,000           138,300

Diversified Operations 2.4%
General Electric Company                                3,000            86,040

Electronics - Semiconductor Manufacturing 9.2%
Analog Devices, Inc. (b)                                4,500           156,690
Broadcom Corporation Class A (b)                        3,000            74,730
Intel Corporation                                       5,000           103,920
                                                                ---------------
                                                                        335,340

Finance - Consumer/Commercial Loans 1.6%
Capital One Financial Corporation                       1,200            59,016

Finance - Mortgage & Related Services 1.1%
Doral Financial Corporation                               900            40,185

Financial Services - Miscellaneous 2.3%
First Data Corporation                                  2,000            82,880

Household - Office Furniture 0.3%
American Financial Realty Trust                           700            10,437

Insurance - Property/Casualty/Title 0.4%
Montpelier Re Holdings, Ltd. (b)                          500            15,800

Internet - E*Commerce 5.7%
eBay, Inc. (b)                                          2,000           208,360

Medical - Biomedical/Genetics 14.1%
Amgen, Inc. (b)                                         1,400            93,016
CV Therapeutics, Inc. (b)                               2,600            77,116
Genzyme Corporation (b)                                 4,700           196,460
Gilead Sciences, Inc. (b)                               2,600           144,508
                                                                ---------------
                                                                        511,100

Medical - Ethical Drugs 5.0%
Forest Laboratories, Inc. (b)                           1,000            54,750
Pfizer, Inc.                                            3,700           126,355
                                                                ---------------
                                                                        181,105

Medical - Products 2.7%
Boston Scientific Corporation (b)                       1,600            97,760

Oil & Gas - Drilling 1.0%
ENSCO International, Inc.                               1,400            37,660

Oil & Gas - Machinery/Equipment 1.5%
Smith International, Inc. (b)                           1,500            55,110

Oil & Gas - United States Exploration &
 Production 1.2%
XTO Energy, Inc.                                        2,200            44,242

Retail - Apparel/Shoe 6.7%
Chicos FAS, Inc. (b)                                    2,100            44,205
Coach, Inc. (b)                                         4,000           198,960
                                                                ---------------
                                                                        243,165

Retail - Department Stores 1.3%
Kohl's Corporation (b)                                    900            46,242

Retail - Home Furnishings 1.6%
Bed Bath & Beyond, Inc. (b)                             1,500            58,215

Retail/Wholesale - Building Products 1.8%
The Home Depot, Inc.                                    2,000            66,240

Steel - Producers 1.9%
Nucor Corporation                                       1,400            68,390

Telecommunications - Equipment 8.7%
Corning, Inc. (b)                                      29,900           220,961
JDS Uniphase Corporation (b)                           15,000            52,650
Polycom, Inc. (b)                                       3,000            41,580
                                                                ---------------
                                                                        315,191
-------------------------------------------------------------------------------
Total Common Stocks (Cost $2,992,284)                                 3,496,151
-------------------------------------------------------------------------------
Short-Term Investments (a) 5.3%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds $194,904);
 Collateralized by: United States Government
 & Agency Issues (c)                            $     194,900           194,900
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $194,900)                            194,900
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $3,187,184) 101.6%                                             3,691,051
Other Assets and Liabilities, Net (1.6%)                                (59,594)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $     3,631,457
===============================================================================

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                  Contracts         Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                 --   $            --
Options written during the period                          38             9,486
Options closed                                            (38)           (9,486)
Options expired                                            --                --
Options exercised                                          --                --
                                                -------------   ---------------
Options outstanding at end of period                       --   $            --
                                                =============   ===============

                     STRONG ADVISOR INTERNATIONAL CORE FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 87.1%
Australia 0.9%
BHP Billiton, Ltd.                                      1,600   $         9,302
BHP Steel, Ltd.                                           480             1,202
                                                                ---------------
                                                                         10,504

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

               STRONG ADVISOR INTERNATIONAL CORE FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Belgium 1.3%
Fortis                                                    900   $        15,653

Bermuda 0.4%
Jardine Matheson Holdings, Ltd.                           765             4,705

Brazil 1.0%
Companhia Vale do Rio Doce Sponsored ADR                  400            11,864

Canada 4.6%
Bank of Nova Scotia                                       300            13,436
Encana Corporation                                        700            26,922
TransCanada Corporation                                   700            12,401
                                                                ---------------
                                                                         52,759

Denmark 1.5%
Danske Bank A/S                                           900            17,564

Finland 0.8%
UPM-Kymmene Oyj                                           600             8,717

France 12.1%
Accor SA                                                  400            14,494
Aventis SA                                                200            11,022
BNP Paribas SA                                            400            20,360
Essilor International SA                                  200             8,070
Groupe Danone Sponsored ADR                               900            24,975
L'Oreal SA                                                300            21,189
Thales SA                                                 550            16,354
Total SA Sponsored ADR                                    300            22,740
                                                                ---------------
                                                                        139,204

Germany 5.9%
Adidas-Salomon AG                                         100             8,558
E.On AG                                                   300            15,391
iShares MSCI Germany Index Fund                           900            10,980
Medion AG                                                 210             9,141
Puma AG                                                   100             9,904
Schering AG                                               180             8,794
Siemens AG                                                100             4,906
                                                                ---------------
                                                                         67,674

Hong Kong 2.0%
Hutchison Whampoa, Ltd.                                 2,000            12,182
Swire Pacific, Ltd. A Shares                            2,500            10,932
                                                                ---------------
                                                                         23,114

Ireland 2.1%
Bank of Ireland                                           500             6,068
Ryanair Holdings PLC ADR (b)                              400            17,960
                                                                ---------------
                                                                         24,028

Italy 4.8%
Credito Italiano SA                                     2,300            11,033
ENI Spa                                                 1,500            22,862
IntesaBCI Spa                                           4,000            12,883
Telecom Italia Spa                                      1,000             9,122
                                                                ---------------
                                                                         55,900

Japan 14.8%
Ajinomoto Company, Inc.                                 1,600            15,367
Canon, Inc. ADR                                           500            22,825
East Japan Railway Company                                  3            13,379
Fuji Photo Film Company, Ltd. ADR                         200             5,762
Honda Motor Company, Ltd.                                 300            11,400
Komatsu, Ltd.                                           4,000            15,367
Lawson, Inc.                                              500            13,780
Mitsubishi Heavy Industries, Ltd.                       5,500            14,285
Nintendo Company, Ltd.                                    150            10,811
Nippon Telegraph and Telephone Corporation
 Sponsored ADR                                            600            11,880
Sony Corporation                                          200             5,646
Tokyo Gas Company, Ltd.                                 5,000            14,406
Toyota Motor Corporation                                  600            15,584
                                                                ---------------
                                                                        170,492

Mexico 2.6%
America Movil ADR Series L                                300             5,625
Telefonos de Mexico SA ADR Series L (b)                   400            12,568
Wal-Mart de Mexico SA de CV                             4,000            11,923
                                                                ---------------
                                                                         30,116

Netherlands 3.1%
Koninklijke Philips Electronics NV Sponsored
 ADR - New York Registry Shares                           600            11,466
Royal Dutch Petroleum Company - New York
 Shares                                                   300            13,986
STMicroelectronics NV (b)                                 400             8,402
STMicroelectronics NV - New York Registry
 Shares                                                   100             2,079
                                                                ---------------
                                                                         35,933

Singapore 0.8%
DBS Group Holdings, Ltd.                                1,500             8,777

South Africa 1.1%
Gold Fields, Ltd. Sponsored ADR                         1,000            12,180

South Korea 1.5%
KT Corporation Sponsored ADR                              500             9,855
Samsung Electronics                                        25             7,433
                                                                ---------------
                                                                         17,288

Spain 3.4%
ACS, Actividades de Construccion y
 Servicios SA                                             400            17,093
Banco Santander Central Hispano SA                      1,300            11,410
Telefonica SA Sponsored ADR                               314            10,855
                                                                ---------------
                                                                         39,358

Sweden 3.2%
Autoliv, Inc.                                           1,000            26,981
Sandvik AB                                                400            10,492
                                                                ---------------
                                                                         37,473

Switzerland 4.6%
Nestle SA                                                  70            14,477
Novartis AG Sponsored ADR                                 400            15,924
Swiss Reinsurance                                         225            12,494
Zurich Financial Services AG (b)                           90            10,755
                                                                ---------------
                                                                         53,650

United Kingdom 14.6%
Anglo American PLC                                      1,600            24,660
BP PLC Sponsored ADR                                      350            14,707
Boots Group PLC                                           750             8,050
Diageo PLC                                                700             7,496
Exel PLC (b)                                            1,400            14,413
HSBC Holdings PLC                                         500             5,925
HSBC Holdings PLC (Hong Kong Regulated)                 1,000            11,862
iShares Trust MSCI United Kingdom Index Fund            1,000            13,130
Lloyds TSB Group PLC                                    1,600            11,394
Royal Bank of Scotland PLC                                700            19,696
Tesco PLC (b)                                           6,000            21,773
Vodafone Group PLC                                      8,000            15,690
                                                                ---------------
                                                                        168,796
-------------------------------------------------------------------------------
Total Common Stocks (Cost $931,100)                                   1,005,749
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Short-Term Investments (a) 12.6%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds $145,503);
 Collateralized by: United States Government
 & Agency Issues (c)                            $     145,000   $       145,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $145,500)                            145,500
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,076,600) 99.7%                                              1,151,249
Other Assets and Liabilities, Net 0.3%                                    2,913
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $     1,154,162
===============================================================================

                           STRONG ADVISOR SELECT FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 98.4%
Banks - Money Center 4.1%
Citigroup, Inc.                                        71,055   $     3,041,154

Commercial Services - Schools 1.5%
Career Education Corporation (b)                       16,100         1,101,562

Computer - Local Networks 5.5%
Cisco Systems, Inc. (b)                               242,150         4,041,484

Computer - Manufacturers 1.4%
Dell, Inc. (b)                                         31,575         1,009,137

Computer Software - Desktop 4.1%
Microsoft Corporation                                 116,980         2,995,858

Computer Software -
 Education/Entertainment 1.0%
Electronic Arts, Inc. (b)                              10,300           762,097

Computer Software - Enterprise 3.8%
VERITAS Software Corporation (b)                       98,300         2,818,261

Computer Software - Security 1.9%
Symantec Corporation (b)                               32,000         1,403,520

Diversified Operations 10.4%
AOL Time Warner, Inc. (b)                             201,550         3,242,939
Tyco International, Ltd.                              232,280         4,408,674
                                                                ---------------
                                                                      7,651,613

Electronics - Semiconductor Manufacturing 7.1%
Intel Corporation                                     188,600         3,919,862
Maxim Integrated Products, Inc.                        37,000         1,265,030
                                                                ---------------
                                                                      5,184,892

Finance - Consumer/Commercial Loans 1.0%
SLM Corporation                                        18,450           722,686

Financial Services - Miscellaneous 3.0%
First Data Corporation                                 52,695         2,183,681

Household - Audio/Video 2.1%
Harman International Industries, Inc.                  19,265         1,524,632

Insurance - Diversified 2.1%
American International Group, Inc.                     27,440         1,514,139

Internet - E*Commerce 2.2%
eBay, Inc. (b)                                         15,800         1,646,044

Internet- Internet Service Provider/Content 3.3%
Yahoo! Inc. (b)                                        73,810         2,418,016

Leisure - Services 8.5%
The Walt Disney Company                                51,095         1,009,126
Royal Caribbean Cruises, Ltd.                         227,600         5,271,216
                                                                ---------------
                                                                      6,280,342

Media - Cable TV 1.5%
EchoStar Communications Corporation
 Class A (b)                                           31,820         1,101,608

Media - Newspapers 2.4%
The E.W. Scripps Company Class A                       19,640         1,742,461

Media - Radio/TV 1.6%
Viacom, Inc. Class B (b)                               26,410         1,153,061

Medical - Biomedical/Genetics 3.4%
Amgen, Inc. (b)                                        21,130         1,403,877
IDEC Pharmaceuticals Corporation (b)                   31,800         1,081,200
                                                                ---------------
                                                                      2,485,077

Medical - Drug/Diversified 2.5%
Johnson & Johnson                                      35,555         1,838,194

Medical - Ethical Drugs 6.3%
Pfizer, Inc.                                          134,695         4,599,834

Medical - Generic Drugs 1.1%
Teva Pharmaceutical Industries, Ltd. ADR               14,030           798,728

Medical - Health Maintenance Organizations 3.3%
Anthem, Inc. (b)                                       31,480         2,428,682

Medical - Hospitals 1.2%
Community Health Systems, Inc. (b)                     46,010           893,974

Medical - Products 1.0%
Baxter International, Inc.                             29,200           759,200

Oil & Gas - Drilling 2.8%
ENSCO International, Inc.                              27,460           738,674
Transocean, Inc. (b)                                   58,400         1,283,048
                                                                ---------------
                                                                      2,021,722

Retail/Wholesale - Auto Parts 1.4%
AutoZone, Inc. (b)                                     13,080           993,688

Retail/Wholesale - Building Products 2.0%
Lowe's Companies, Inc.                                 34,200         1,468,890

Telecommunications - Equipment 3.9%
Alcatel SA ADR (b)                                    211,800         1,895,610
Nokia Corporation Sponsored ADR                        59,500           977,585
                                                                ---------------
                                                                      2,873,195

Trucks & Parts - Heavy Duty 1.0%
Navistar International Corporation (b)                 22,500           734,175
-------------------------------------------------------------------------------
Total Common Stocks (Cost $65,563,740)                               72,191,607
-------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG ADVISOR SELECT FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Short-Term Investments (a) 0.8%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds $607,313);
 Collateralized by: United States Government
 & Agency Issues (c)                            $     607,300   $       607,300
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $607,300)                            607,300
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $66,171,040) 99.2%                                            72,798,907
Other Assets and Liabilities, Net 0.8%                                  607,000
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $    73,405,907
===============================================================================

                         STRONG ADVISOR TECHNOLOGY FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 91.6%
Commercial Services - Security/Safety 3.7%
I.D. Systems, Inc. (b)                                  4,300   $        34,400
Mine Safety Appliances Company                          1,000            43,620
                                                                ---------------
                                                                         78,020

Computer - Graphics 2.5%
Magma Design Automation (b)                             1,700            29,155
Nassda Corporation (b)                                  1,900            14,668
Verisity, Ltd. (b)                                        800             9,552
                                                                ---------------
                                                                         53,375

Computer - Integrated Systems 1.8%
National Instruments Corporation (b)                    1,000            37,780

Computer - Local Networks 3.2%
Brocade Communications Systems, Inc. (b)                6,400            37,696
Cisco Systems, Inc. (b)                                 1,800            30,042
                                                                ---------------
                                                                         67,738

Computer - Manufacturers 3.2%
Dell, Inc. (b)                                          2,100            67,116

Computer - Memory Devices 4.3%
Seagate Technology                                      2,600            45,890
TDK Corporation Sponsored ADR                             900            44,190
                                                                ---------------
                                                                         90,080

Computer - Peripheral Equipment 2.0%
Sigma Designs, Inc. (b)                                 3,800            41,458

Computer - Services 1.8%
Computer Sciences Corporation (b)                       1,000            38,120

Computer Software - Desktop 1.7%
Microsoft Corporation                                   1,400            35,854

Computer Software - Enterprise 4.3%
NMS Communications Corporation (b)                     20,900            41,194
Nuance Communications, Inc. (b)                         9,000            48,600
                                                                ---------------
                                                                         89,794

Computer Software - Financial 6.7%
DST Systems, Inc. (b)                                   1,750            66,500
Intercept Group, Inc. (b)                               8,900            74,404
                                                                ---------------
                                                                        140,904

Computer Software - Security 3.9%
Netscreen Technologies, Inc. (b)                        1,600            36,080
VeriSign, Inc. (b)                                      3,300            45,639
                                                                ---------------
                                                                         81,719

Electrical - Connectors 2.7%
II-VI, Inc. (b)                                         2,500            57,700

Electronics - Measuring Instruments 1.3%
FEI Company (b)                                         1,500            28,140

Electronics - Semiconductor Equipment 8.9%
ASM International NV (b)                                4,000            59,480
ChipPAC, Inc. Class A (b)                               5,900            45,253
Genus, Inc. (b)                                        11,300            30,510
LogicVision, Inc. (b)                                   2,000             5,980
Photronics, Inc. (b)                                    2,700            47,115
                                                                ---------------
                                                                        188,338

Electronics - Semiconductor Manufacturing 11.4%
ARM Holdings PLC Sponsored ADR (b)                      4,000            13,640
Intel Corporation                                       2,400            49,882
Linear Technology Corporation                           2,550            82,135
Marvell Technology Group, Ltd. (b)                      1,600            54,992
Xilinx, Inc. (b)                                        1,600            40,496
                                                                ---------------
                                                                        241,145

Electronics Products - Miscellaneous 1.6%
Metrologic Instruments, Inc. (b)                        1,000            33,250

Internet - E*Commerce 3.0%
eBay, Inc. (b)                                            600            62,508

Internet - Software 1.8%
BEA Systems, Inc. (b)                                   2,000            21,720
Embarcadero Technologies, Inc. (b)                      2,300            16,100
                                                                ---------------
                                                                         37,820

Medical - Biomedical/Genetics 12.5%
Affymetrix, Inc. (b)                                    2,500            49,275
Amgen, Inc. (b)                                           600            39,864
Diversa Corporation (b)                                 2,200            21,626
Gen-Probe, Inc. (b)                                     1,000            40,870
Genencor International, Inc. (b)                        3,100            51,057
Martek Biosciences Corporation (b)                        500            21,470
Maxygen, Inc. (b)                                       3,700            40,589
                                                                ---------------
                                                                        264,751

Medical - Instruments 2.9%
Intuitive Surgical, Inc. (b)                            8,200            62,238

Medical - Products 1.8%
Amersham PLC Sponsored ADR                              1,000            38,400

Oil & Gas - Machinery/Equipment 1.2%
FMC Technologies, Inc. (b)                              1,200            25,260

Telecommunications - Equipment 3.4%
Nokia Corporation Sponsored ADR                         1,600            26,288
Trimble Navigation, Ltd. (b)                            2,000            45,860
                                                                ---------------
                                                                         72,148
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,727,933)                                 1,933,656
-------------------------------------------------------------------------------
Short-Term Investments (a) 7.8%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds $165,403);
 Collateralized by: United States Government
 & Agency Issues (c)                            $     165,400           165,400
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $165,400)                            165,400
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,893,333) 99.4%                                              2,099,056
Other Assets and Liabilities, Net 0.6%                                   11,628
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $     2,110,684
===============================================================================

--------------------------------------------------------------------------------

                  STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 99.1%
Building - Resident/Commercial 1.9%
Meritage Corporation (b)                                  620   $        30,541

Commercial Services - Business Services 2.4%
Coast Dental Services, Inc. (b)                         7,860            39,300

Commercial Services - Schools 3.2%
Career Education Corporation (b)                          246            16,831
Corinthian Colleges, Inc. (b)                             730            35,456
                                                                ---------------
                                                                         52,287

Computer - Graphics 1.3%
Magma Design Automation (b)                             1,250            21,437

Computer - Local Networks 3.4%
Extreme Networks, Inc. (b)                              4,865            25,784
Foundry Networks, Inc. (b)                              2,110            30,384
                                                                ---------------
                                                                         56,168

Computer - Memory Devices 2.2%
Network Appliance, Inc. (b)                             2,240            36,310

Computer - Services 1.5%
Cognizant Technology Solutions Corporation (b)          1,025            24,969

Computer Software - Enterprise 3.6%
SERENA Software, Inc. (b)                                 585            12,215
Trident Microsystems, Inc. (b)                          5,225            47,548
                                                                ---------------
                                                                         59,763

Computer Software - Medical 1.2%
eResearch Technology, Inc. (b)                            890            19,883

Computer Software - Security 2.2%
Netscreen Technologies, Inc. (b)                        1,615            36,418

Electronics - Semiconductor Equipment 2.0%
Cabot Microelectronics Corporation (b)                    640            32,301

Electronics - Semiconductor Manufacturing 11.0%
GlobespanVirata, Inc. (b)                               5,465            45,086
Integrated Circuit Systems, Inc. (b)                    1,115            35,044
OmniVision Technologies, Inc. (b)                       1,190            37,128
Power Integrations, Inc. (b)                              990            24,077
Zoran Corporation (b)                                   2,090            40,149
                                                                ---------------
                                                                        181,484

Electronics Products - Miscellaneous 2.0%
Applied Films Corporation (b)                           1,285            33,256

Finance - Consumer/Commercial Loans 0.7%
Portfolio Recovery Associates, Inc. (b)                   380            11,708

Finance - Mortgage & Related Services 3.4%
United Panam Financial Corporation (b)                  4,610            56,426

Financial Services - Miscellaneous 1.5%
Investors Financial Services Corporation                  870            25,239

Internet - E*Commerce 9.3%
Getty Images, Inc. (b)                                    305            12,596
InterActiveCorp (b)                                     1,238            48,988
Netflix, Inc. (b)                                       2,230            56,977
University of Phoenix Online (b)                          680            34,476
                                                                ---------------
                                                                        153,037

Internet - Internet Service
 Provider/Content 1.2%
j2 Global Communications, Inc. (b)                        440            20,240

Internet - Software 2.0%
United Online, Inc. (b)                                 1,275            32,309

Leisure - Photo Equipment/Related 1.0%
Lexar Media, Inc. (b)                                   1,755            16,602

Leisure - Toys/Games/Hobby 3.7%
Leapfrog Enterprises, Inc. Class A (b)                  1,175            37,377
Marvel Enterprises, Inc. (b)                            1,235            23,588
                                                                ---------------
                                                                         60,965

Medical - Biomedical/Genetics 3.9%
Aphton Corporation (b)                                  2,230            18,397
CV Therapeutics, Inc. (b)                               1,510            44,787
                                                                ---------------
                                                                         63,184

Medical - Generic Drugs 2.5%
Andrx Group (b)                                         2,100            41,790

Medical - Nursing Homes 3.5%
Odyssey Healthcare, Inc. (b)                            1,025            37,925
VistaCare, Inc. Class A (b)                               775            18,840
                                                                ---------------
                                                                         56,765

Medical - Products 6.7%
Cyberonics, Inc. (b)                                    2,215            47,645
STAAR Surgical Company (b)                              5,450            63,220
                                                                ---------------
                                                                        110,865

Medical/Dental - Services 2.5%
Enzo Biochem, Inc. (b)                                  1,900            40,888

Oil & Gas - Drilling 1.3%
Unit Corporation (b)                                      985            20,596

Oil & Gas - United States Exploration &
 Production 2.2%
Evergreen Resources, Inc. (b)                             420            22,810
Spinnaker Exploration Company (b)                         500            13,100
                                                                ---------------
                                                                         35,910

Retail - Apparel/Shoe 3.2%
Chicos FAS, Inc. (b)                                      695            14,630
Hot Topic, Inc. (b)                                       900            24,219
Pacific Sunwear of California (b)                         562            13,539
                                                                ---------------
                                                                         52,388

Retail - Discount & Variety 1.0%
Fred's, Inc.                                              420            15,616

Retail - Restaurants 5.0%
The Cheesecake Factory, Inc. (b)                          915            32,839
P.F. Chang's China Bistro, Inc. (b)                       750            36,908
Panera Bread Company Class A (b)                          330            13,200
                                                                ---------------
                                                                         82,947

Telecommunications - Cellular 3.6%
Alamosa Holdings, Inc. (b)                             19,615            30,011
Nextel Communications, Inc. Class A (b)                 1,620            29,290
                                                                ---------------
                                                                         59,301

Transportation - Truck 3.0%
J.B. Hunt Transport Services, Inc. (b)                    575            21,706
Knight Transportation, Inc. (b)                         1,105            27,514
                                                                ---------------
                                                                         49,220
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,286,880)                                 1,630,113
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,286,880) 99.1%                                              1,630,113
Other Assets and Liabilities, Net 0.9%                                   14,764
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $     1,644,877
===============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                    STRONG ADVISOR UTILITIES AND ENERGY FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 90.0%
Chemicals - Specialty 2.1%
Ashland, Inc.                                          11,000   $       337,480

Oil & Gas - Canadian Integrated 1.0%
Imperial Oil, Ltd.                                      4,500           157,140

Oil & Gas - Drilling 1.5%
Diamond Offshore Drilling, Inc.                        11,500           241,385

Oil & Gas - Field Services 1.5%
Halliburton Company                                    10,300           236,900

Oil & Gas - International Integrated 16.2%
BP PLC Sponsored ADR                                    3,800           159,676
ChevronTexaco Corporation                              10,000           722,000
ConocoPhillips                                          7,500           411,000
Exxon Mobil Corporation                                 8,000           287,280
Murphy Oil Corporation                                  3,500           184,100
Royal Dutch Petroleum Company                          16,700           778,554
                                                                ---------------
                                                                      2,542,610

Oil & Gas - Machinery/Equipment 0.9%
Smith International, Inc. (b)                           4,000           146,960

Oil & Gas - United States Exploration &
 Production 4.2%
Anadarko Petroleum Corporation                          9,000           400,230
Devon Energy Corporation                                5,000           267,000
                                                                ---------------
                                                                        667,230

Oil & Gas - United States Integrated 2.0%
El Paso Corporation                                     9,000            72,720
Questar Corporation                                     7,000           234,290
                                                                ---------------
                                                                        307,010

Telecommunications - Services 12.8%
ALLTEL Corporation                                     10,000           482,200
BellSouth Corporation                                  16,900           450,047
CenturyTel, Inc.                                        3,000           104,550
SBC Communications, Inc.                                5,000           127,750
Verizon Communications, Inc.                           21,500           848,175
                                                                ---------------
                                                                      2,012,722

Utility - Electric Power 32.7%
Ameren Corporation                                      7,500           330,750
Calpine Corporation (b)                                24,000           158,400
Cleco Corporation                                       8,500           147,220
Constellation Energy Group, Inc.                       28,500           977,550
Dominion Resources, Inc.                               12,000           771,240
Duke Energy Corporation                                 2,000            39,900
Exelon Corporation                                     12,500           747,625
FPL Group, Inc.                                        11,000           735,350
FirstEnergy Corporation                                20,000           769,000
Great Plains Energy, Inc.                               6,000           173,280
Public Service Enterprise Group, Inc.                   7,000           295,750
                                                                ---------------
                                                                      5,146,065

Utility - Gas Distribution 13.4%
Energen Corporation                                     2,000            66,600
Equitable Resources, Inc.                               8,000           325,920
National Fuel Gas Company                               1,000            26,050
ONEOK, Inc.                                            40,000           785,200
Sempra Energy                                          11,000           313,830
South Jersey Industries, Inc.                          10,500           386,925
UGI Corporation                                         5,000           158,500
Vectren Corporation                                     1,500            37,575
                                                                ---------------
                                                                      2,100,600

Utility - Telephone 1.7%
BCE, Inc.                                              11,500           265,765
-------------------------------------------------------------------------------
Total Common Stocks (Cost $13,104,074)                               14,161,867
-------------------------------------------------------------------------------
Short-Term Investments (a) 11.0%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,734,936); Collateralized by: United
 States Government & Agency Issues (c)          $   1,734,900         1,734,900
-------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $1,734,900)                                                    1,734,900
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $14,838,974) 101.0%                                           15,896,767
Other Assets & Liabilities, Net (1.0%)                                 (163,056)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $    15,733,711
===============================================================================

                     STRONG ADVISOR LARGE COMPANY CORE FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 89.8%
Banks - Money Center 7.3%
Bank of America Corporation                            20,800   $     1,643,824
Citigroup, Inc.                                        42,800         1,831,840
J.P. Morgan Chase & Company                            33,500         1,145,030
                                                                ---------------
                                                                      4,620,694

Banks - Super Regional 2.1%
Wells Fargo Company                                    26,700         1,345,680

Beverages - Alcoholic 2.0%
Anheuser-Busch Companies, Inc.                         24,800         1,266,040

Computer - Local Networks 1.9%
Cisco Systems, Inc. (b)                                72,000         1,201,680

Computer - Manufacturers 1.3%
Dell, Inc. (b)                                         25,800           824,568

Computer - Services 3.1%
Amdocs, Ltd. (b)                                       40,000           960,000
International Business Machines Corporation            12,500         1,031,250
                                                                ---------------
                                                                      1,991,250

Computer Software - Desktop 2.8%
Microsoft Corporation                                  70,400         1,802,944

Computer Software - Enterprise 1.9%
Oracle Systems Corporation (b)                        100,000         1,202,000

Cosmetics - Personal Care 1.9%
Colgate Palmolive Company                              20,650         1,196,667

Diversified Operations 4.9%
General Electric Company                               71,050         2,037,714
3M Co.                                                  8,400         1,083,432
                                                                ---------------
                                                                      3,121,146

Electronics - Military Systems 1.6%
L-3 Communications Corporation (b)                     24,000         1,043,760

Electronics - Parts Distributors 1.8%
W.W. Grainger, Inc.                                    24,300         1,136,268

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Electronics - Semiconductor Manufacturing 3.7%
Intel Corporation                                      54,000   $     1,122,336
Linear Technology Corporation                          37,700         1,214,317
                                                                ---------------
                                                                      2,336,653

Finance - Investment Brokers 2.5%
The Goldman Sachs Group, Inc.                          12,100         1,013,375
Lehman Brothers Holdings, Inc.                          8,750           581,700
                                                                ---------------
                                                                      1,595,075

Finance - Publicly Traded Investment
 Funds - Equity 1.2%

iShares Goldman Sachs Networking Index Fund            39,300           761,634

Finance - Publicly Traded Investment
 Funds - Equity (Non 40 Act) 1.0%
Standard & Poors Depositary Receipt Trust
 Unit Series 1                                          6,450           629,197

Financial Services - Miscellaneous 1.7%
American Express Company                               26,100         1,091,241

Food - Dairy Products 2.3%
Dean Foods Company (b)                                 46,150         1,453,725

Food - Miscellaneous Preparation 2.9%
PepsiCo, Inc.                                          40,685         1,810,482

Insurance - Diversified 2.4%
American International Group, Inc.                     27,800         1,534,004

Internet - E*Commerce 1.6%
InterActiveCorp (b)                                    26,100         1,032,777

Media - Cable TV 1.7%
Comcast Corporation Class A (b)                        36,000         1,086,480

Media - Radio/TV 2.1%
Viacom, Inc. Class B (b)                               30,000         1,309,800

Medical - Biomedical/Genetics 2.2%
Amgen, Inc. (b)                                        21,400         1,421,816

Medical - Drug/Diversified 1.5%
Johnson & Johnson                                      18,434           953,038

Medical - Ethical Drugs 4.9%
Pfizer, Inc.                                           54,170         1,849,906
Wyeth                                                  27,500         1,252,625
                                                                ---------------
                                                                      3,102,531

Medical - Generic Drugs 4.7%
Barr Laboratories, Inc. (b)                            19,000         1,244,500
Teva Pharmaceutical Industries, Ltd. ADR               30,700         1,747,751
                                                                ---------------
                                                                      2,992,251

Medical - Products 1.4%
Medtronic, Inc.                                        18,000           863,460

Metal Ores - Gold/Silver 2.7%
Newmont Mining Corporation Holding Company             51,800         1,681,428

Metal Products - Fasteners 1.9%
Illinois Tool Works, Inc.                              18,350         1,208,348

Oil & Gas - International Integrated 4.3%
BP PLC Sponsored ADR                                   31,600         1,327,832
Exxon Mobil Corporation                                39,748         1,427,351
                                                                ---------------
                                                                      2,755,183

Oil & Gas - United States Exploration
 & Production 1.3%
Devon Energy Corporation                               15,808           844,147

Retail - Major Discount Chains 2.4%
Wal-Mart Stores, Inc.                                  28,100         1,508,127

Retail/Wholesale - Building Products 1.8%
Lowe's Companies, Inc.                                 27,000         1,159,650

Retail/Wholesale - Jewelry 2.0%
Tiffany & Company                                      39,000         1,274,520

Telecommunications - Services 1.8%
AT&T Corporation                                       60,500         1,164,625

Utility - Electric Power 1.2%
The AES Corporation (b)                               114,000           723,900
-------------------------------------------------------------------------------
Total Common Stocks (Cost $53,362,789)                               57,046,789
-------------------------------------------------------------------------------
Convertible Corporate Notes 1.7%
Media - Radio/TV
Sirius Satellite Radio, Inc. Notes, 3.50%,
 Due 6/01/08                                    $     736,000         1,059,840
-------------------------------------------------------------------------------
Total Convertible Corporate Notes
 (Cost $768,125)                                                      1,059,840
-------------------------------------------------------------------------------
Convertible Preferred Stocks 7.7%
Finance - Savings & Loan 2.2%
Washington Mutual, Inc. 5.375%                         23,100         1,368,675

Insurance - Diversified 1.8%
Prudential Financial, Inc. 6.75%                       20,400         1,142,400

Telecommunications - Services 2.0%
Alltel Corporation 7.75%                               25,400         1,263,650

Utility - Electric Power 1.7%
FPL Group, Inc. 8.50%                                  18,900         1,126,913
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
 (Cost $4,666,496)                                                    4,901,638
-------------------------------------------------------------------------------
Short-Term Investments (a) 0.7%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds $478,710);
 Collateralized by: United States
 Government & Agency Issues (c)                 $     478,700           478,700
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $478,700)                            478,700
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $59,276,110) 99.9%                                            63,486,967
Other Assets and Liabilities, Net 0.1%                                   51,616
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $    63,538,583
===============================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c)  See Note 2(J) of Notes to Financial Statements.
(d)  Affiliated Issuer (See Note 7 of Notes to Financial Statements.)
(e) All or a portion of these securities are held in conjuction with open written option contracts.
(f)  See Note 2(M) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                   (In Thousands)

                                                  Strong Advisor   Strong Advisor   Strong Advisor
                                                      Common           Mid Cap        Small Cap
                                                    Stock Fund      Growth Fund       Value Fund
                                                  --------------   --------------   --------------
Assets:
  Investments in Securities, at Value
   (Including Repurchase Agreements of
   $190,259, $2,398 and $140,352, respectively)
    Unaffiliated Issuers (Cost of $1,448,959,
     $80,093 and $1,100,656, respectively)        $    1,688,826   $       94,852   $    1,220,228
    Affiliated Issuers
     (Cost of $6,109, $0 and $220,753,
     respectively)                                        17,703               --          282,546
  Receivable for Securities Sold                           4,193            3,228            5,682
  Receivable for Fund Shares Sold                            460               13            2,066
  Dividends and Interest Receivable                          542               17              194
  Other Assets                                               100               39              104
                                                  --------------   --------------   --------------
  Total Assets                                         1,711,824           98,149        1,510,820

Liabilities:
  Payable for Securities Purchased                         9,818            2,196            8,246
  Written Options, at Value (Premiums
   Received of $1,761, $0 and $3,276,
   respectively)                                              10               --            3,415
  Payable for Fund Shares Redeemed                         1,429              656              883
  Payable Upon Return of Securities on Loan               68,984            2,660               --
  Accrued Operating Expenses and Other
   Liabilities                                               670               86              406
                                                  --------------   --------------   --------------
  Total Liabilities                                       80,911            5,598           12,950
                                                  --------------   --------------   --------------
Net Assets                                        $    1,630,913   $       92,551   $    1,497,870
                                                  ==============   ==============   ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in
   Capital)                                       $    1,592,958   $      206,097   $    1,314,653
  Undistributed Net Investment Income (Loss)              (3,198)            (623)          (4,749)
  Undistributed Net Realized Gain (Loss)                (212,060)        (127,682)           6,740
  Net Unrealized Appreciation (Depreciation)             253,213           14,759          181,226
                                                  --------------   --------------   --------------
  Net Assets                                      $    1,630,913   $       92,551   $    1,497,870
                                                  ==============   ==============   ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                  Strong Advisor   Strong Advisor   Strong Advisor
                                                      Common           Mid Cap         Small Cap
                                                    Stock Fund       Growth Fund      Value Fund
                                                  ---------------  --------------   --------------
Class A ($ and shares in full)
  Net Assets                                      $    61,234,607  $    9,446,997   $  448,717,723
  Capital Shares Outstanding (Unlimited
   Number Authorized)                                   3,305,594         897,230       20,764,485

  Net Asset Value Per Share                       $         18.52  $        10.53   $        21.61
                                                  ===============  ==============   ==============

  Public Offering Price Per Share
   ($18.52 divided by .9425, $10.53 divided by
   .9425 and $21.61 divided by .9425,
   respectively)                                  $         19.65  $        11.17   $        22.93
                                                  ===============  ==============   ==============

Class B ($ and shares in full)
  Net Assets                                      $    30,941,564  $    2,834,337   $   94,160,431
  Capital Shares Outstanding (Unlimited
   Number Authorized)                                   1,698,152         274,055        4,436,321

  Net Asset Value Per Share                       $         18.22  $        10.34   $        21.22
                                                  ===============  ==============   ==============

Class C ($ and shares in full)
  Net Assets                                      $    27,629,360  $      979,310   $  125,489,880
  Capital Shares Outstanding (Unlimited
   Number Authorized)                                   1,516,273          94,712        5,903,914

  Net Asset Value Per Share                       $         18.22  $        10.34   $        21.26
                                                  ===============  ==============   ==============

Class Z ($ and shares in full)
  Net Assets                                      $ 1,511,107,878  $   79,289,962   $  829,501,946
  Capital Shares Outstanding (Unlimited
   Number Authorized)                                  81,016,539       7,550,016       38,229,401

  Net Asset Value Per Share                       $         18.65  $        10.50   $        21.70
                                                  ===============  ==============   ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                              (In Thousands)

                                                              Strong Advisor
                                                             U.S. Value Fund
                                                             ---------------
Assets:
  Investments in Securities, at Value (Cost of $214,040)     $       235,505
  Receivable for Securities Sold                                         556
  Receivable for Fund Shares Sold                                          9
  Dividends and Interest Receivable                                      325
  Other Assets                                                            37
                                                             ---------------
  Total Assets                                                       236,432

Liabilities:
  Payable for Securities Purchased                                     1,006
  Payable for Fund Shares Redeemed                                         9
  Payable Upon Return of Securities on Loan                           15,847
  Accrued Operating Expenses and Other Liabilities                       153
                                                             ---------------
  Total Liabilities                                                   17,015
                                                             ---------------
Net Assets                                                   $       219,417
                                                             ===============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)              $       212,781
  Undistributed Net Investment Income (Loss)                              22
  Undistributed Net Realized Gain (Loss)                             (14,851)
  Net Unrealized Appreciation (Depreciation)                          21,465
                                                             ---------------
  Net Assets                                                 $       219,417
                                                             ===============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                              Strong Advisor
                                                             U.S. Value Fund
                                                             ---------------
Class A ($ and shares in full)
  Net Assets                                                 $     3,213,874
  Capital Shares Outstanding (Unlimited Number Authorized)           211,666

  Net Asset Value Per Share                                  $         15.18
                                                             ===============

  Public Offering Price Per Share ($15.18 divided by
   .9425)                                                    $         16.11
                                                             ===============

Class B ($ and shares in full)
  Net Assets                                                 $     3,527,020
  Capital Shares Outstanding (Unlimited Number Authorized)           232,257

  Net Asset Value Per Share                                  $         15.19
                                                             ===============

Class C ($ and shares in full)
  Net Assets                                                 $     1,865,572
  Capital Shares Outstanding (Unlimited Number Authorized)           123,321

  Net Asset Value Per Share                                  $         15.13
                                                             ===============

Class K ($ and shares in full)
  Net Assets                                                 $    13,938,352
  Capital Shares Outstanding (Unlimited Number Authorized)           924,483

  Net Asset Value Per Share                                  $         15.08
                                                             ===============

Class Z ($ and shares in full)
  Net Assets                                                 $   196,871,892
  Capital Shares Outstanding (Unlimited Number Authorized)        12,886,226

  Net Asset Value Per Share                                  $         15.28
                                                             ===============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                           (In Thousands, Except As Noted)

                                                  Strong Advisor                     Strong Advisor
                                                  Endeavor Large    Strong Advisor    International
                                                     Cap Fund         Focus Fund       Core Fund
                                                  ---------------   --------------   --------------
Assets:
  Investments in Securities, at Value (Including
   Repurchase Agreements of $180, $195 and $146,
   respectively) (Cost of $31,660, $3,187 and
   $1,077, respectively)                          $        35,105   $        3,691   $        1,151
  Receivable for Fund Shares Sold                              --               --               68
  Dividends and Interest Receivable                             7                2                4
  Other Assets                                                 11                9                8
                                                  ---------------   --------------   --------------
  Total Assets                                             35,123            3,702            1,231

Liabilities:
  Payable for Securities Purchased                            121               52               70
  Payable for Fund Shares Redeemed                             --                5               --
  Accrued Operating Expenses and Other
   Liabilities                                                 21               14                7
                                                  ---------------   --------------   --------------
  Total Liabilities                                           142               71               77
                                                  ---------------   --------------   --------------
Net Assets                                        $        34,981   $        3,631   $        1,154
                                                  ===============   ==============   ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)   $        40,630   $        8,028   $        1,123
  Undistributed Net Investment Income (Loss)                 (133)             (26)              12
  Undistributed Net Realized Gain (Loss)                   (8,960)          (4,875)             (56)
  Net Unrealized Appreciation (Depreciation)                3,444              504               75
                                                  ---------------   --------------   --------------
  Net Assets                                      $        34,981   $        3,631   $        1,154
                                                  ===============   ==============   ==============

Class A ($ and shares in full)
  Net Assets                                      $    34,132,499   $    2,045,466   $      424,257
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                          3,963,423          393,663           44,117

  Net Asset Value Per Share                       $          8.61   $         5.20   $         9.62
                                                  ===============   ==============   ==============

  Public Offering Price Per Share
   ($8.61 divided by .9425, $5.20 divided by
   .9425 and $9.62 divided by .9425,
   respectively)                                  $          9.14   $         5.52   $        10.21
                                                  ===============   ==============   ==============

Class B ($ and shares in full)
  Net Assets                                      $       532,609   $    1,232,077   $      554,176
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                             62,426          241,068           57,736

  Net Asset Value Per Share                       $          8.53   $         5.11   $         9.60
                                                  ===============   ==============   ==============

Class C ($ and shares in full)
  Net Assets                                      $       315,445   $      353,914   $      175,729
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                             36,962           69,258           18,319

  Net Asset Value Per Share                       $          8.53   $         5.11   $         9.59
                                                  ===============   ==============   ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                            (In Thousands, Except As Noted)

                                                                    Strong Advisor    Strong Advisor
                                                  Strong Advisor      Technology     U.S. Small/Mid Cap
                                                    Select Fund          Fund           Growth Fund
                                                  ---------------   --------------   ------------------
Assets:
  Investments in Securities, at Value (Cost of
   $66,171, $1,893 and $1,287, respectively)      $        72,799   $        2,099   $            1,630
  Receivable for Securities Sold                            1,999               51                   18
  Receivable for Fund Shares Sold                              --               --                    1
  Dividends and Interest Receivable                             4               --                   --
  Other Assets                                                 11               11                   19
                                                  ---------------   --------------   ------------------
  Total Assets                                             74,813            2,161                1,668

Liabilities:
  Payable for Securities Purchased                          1,366               42                   15
  Payable for Fund Shares Redeemed                             --                4                   --
  Accrued Operating Expenses and Other
   Liabilities                                                 41                4                    8
                                                  ---------------   --------------   ------------------
  Total Liabilities                                         1,407               50                   23
                                                  ---------------   --------------   ------------------
Net Assets                                        $        73,406   $        2,111   $            1,645
                                                  ===============   ==============   ==================

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)   $        80,747   $        3,280   $            1,526
  Undistributed Net Investment Income (Loss)                 (325)             (16)                 (12)
  Undistributed Net Realized Gain (Loss)                  (13,644)          (1,359)                (212)
  Net Unrealized Appreciation (Depreciation)                6,628              206                  343
                                                  ---------------   --------------   ------------------
  Net Assets                                      $        73,406   $        2,111   $            1,645
                                                  ===============   ==============   ==================

Class A ($ and shares in full)
  Net Assets                                      $    72,607,944   $    1,596,229   $          565,753
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                         10,621,516          284,408               62,412

  Net Asset Value Per Share                       $          6.84   $         5.61   $             9.06
                                                  ===============   ==============   ==================

  Public Offering Price Per Share ($6.84 divided
   by .9425, $5.61 divided by .9425 and
   $9.06 divided by .9425, respectively)          $          7.26   $         5.95   $             9.61
                                                  ===============   ==============   ==================

Class B ($ and shares in full)
  Net Assets                                      $       473,462   $      228,055   $          524,990
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                             70,519           41,230               57,929

  Net Asset Value Per Share                       $          6.71   $         5.53   $             9.06
                                                  ===============   ==============   ==================

Class C ($ and shares in full)
  Net Assets                                      $       324,501   $      286,400   $          554,134
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                             48,305           51,929               61,124

  Net Asset Value Per Share                       $          6.72   $         5.52   $             9.07
                                                  ===============   ==============   ==================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                              (In Thousands,
                                                             Except As Noted)

                                                              Strong Advisor
                                                              Utilities and
                                                               Energy Fund
                                                             ----------------
Assets:
  Investments in Securities, at Value (Including
   Repurchase Agreements of $1,735) (Cost of
   $14,839)                                                  $         15,897
  Receivable for Securities Sold                                           26
  Receivable for Fund Shares Sold                                          64
  Dividends and Interest Receivable                                        22
  Other Assets                                                             15
                                                             ----------------
  Total Assets                                                         16,024

Liabilities:
  Payable for Securities Purchased                                        229
  Payable for Fund Shares Redeemed                                         47
  Accrued Operating Expenses and Other Liabilities                         14
                                                             ----------------
  Total Liabilities                                                       290
                                                             ----------------
Net Assets                                                   $         15,734
                                                             ================

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)              $         15,500
  Undistributed Net Investment Income (Loss)                                6
  Undistributed Net Realized Gain (Loss)                                 (830)
  Net Unrealized Appreciation (Depreciation)                            1,058
                                                             ----------------
  Net Assets                                                 $         15,734
                                                             ================

Class A ($ and shares in full)
  Net Assets                                                 $     15,356,598
  Capital Shares Outstanding (Unlimited Number Authorized)          1,562,844

  Net Asset Value Per Share                                  $           9.83
                                                             ================

  Public Offering Price Per Share ($9.83 divided by .9425)   $          10.43
                                                             ================

Class B ($ and shares in full)
  Net Assets                                                 $        127,815
  Capital Shares Outstanding (Unlimited Number Authorized)             12,978

  Net Asset Value Per Share                                  $           9.85
                                                             ================

Class C ($ and shares in full)
  Net Assets                                                 $        249,298
  Capital Shares Outstanding (Unlimited Number Authorized)             25,366

  Net Asset Value Per Share                                  $           9.83
                                                             ================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                              (In Thousands,
                                                             Except As Noted)

                                                              Strong Advisor
                                                               Large Company
                                                                Core Fund
                                                             ----------------
Assets:
  Investments in Securities, at Value (Cost of $59,276)      $         63,487
  Receivable for Securities Sold                                          310
  Receivable for Fund Shares Sold                                         586
  Dividends and Interest Receivable                                        38
  Other Assets                                                             96
                                                             ----------------
  Total Assets                                                         64,517

Liabilities:
  Payable for Securities Purchased                                        924
  Payable for Fund Shares Redeemed                                          1
  Accrued Operating Expenses and Other Liabilities                         53
                                                             ----------------
  Total Liabilities                                                       978
                                                             ----------------
Net Assets                                                   $         63,539
                                                             ================

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)              $         60,620
  Undistributed Net Investment Income (Loss)                               24
  Undistributed Net Realized Gain (Loss)                               (1,316)
  Net Unrealized Appreciation (Depreciation)                            4,211
                                                             ----------------
  Net Assets                                                 $         63,539
                                                             ================

Class A ($ and shares in full)
  Net Assets                                                 $     37,716,555
  Capital Shares Outstanding (Unlimited Number Authorized)          3,903,137

  Net Asset Value Per Share                                  $           9.66
                                                             ================

  Public Offering Price Per Share ($9.66 divided by .9425)   $          10.25
                                                             ================

Class B ($ and shares in full)
  Net Assets                                                 $      4,232,603
  Capital Shares Outstanding (Unlimited Number Authorized)            440,764

  Net Asset Value Per Share                                  $           9.60
                                                             ================

Class C ($ and shares in full)
  Net Assets                                                 $      3,537,721
  Capital Shares Outstanding (Unlimited Number Authorized)            368,416

  Net Asset Value Per Share                                  $           9.60
                                                             ================

Class K ($ and shares in full)
  Net Assets                                                 $     18,051,704
  Capital Shares Outstanding (Unlimited Number Authorized)          1,866,947

  Net Asset Value Per Share                                  $           9.67
                                                             ================

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                           (In Thousands)

                                              Strong Advisor     Strong Advisor     Strong Advisor     Strong Advisor
                                               Common Stock      Mid Cap Growth       Small Cap          U.S. Value
                                                   Fund              Fund             Value Fund            Fund
                                             ---------------    ---------------    ---------------    ---------------
Income:
  Dividends - Unaffiliated Issuers (net
   of foreign withholding taxes of
   $77, $3, $110 and $0, respectively)       $         6,281    $           107    $         3,590    $         2,244
  Dividends - Affiliated Issuers                         619                 --                395                 --
  Interest                                               315                 18                199                 28
                                             ---------------    ---------------    ---------------    ---------------
  Total Income                                         7,215                125              4,184              2,272

Expenses (Note 4):
  Investment Advisory Fees                             5,402                309              4,595                534
  Administrative Fees                                  2,164                123              1,840                288
  Custodian Fees                                          42                 15                 76                  5
  Shareholder Servicing Costs                          2,063                227              1,623                656
  Reports to Shareholders                                255                 50                107                113
  12b-1 Fees                                             313                 28              1,366                 27
  Other                                                  203                 44                178                 71
                                             ---------------    ---------------    ---------------    ---------------
  Total Expenses before Expense Offsets               10,442                796              9,785              1,694
  Expense Offsets                                        (29)               (48)               (59)               (23)
                                             ---------------    ---------------    ---------------    ---------------
  Expenses, Net                                       10,413                748              9,726              1,671
                                             ---------------    ---------------    ---------------    ---------------
Net Investment Income (Loss)                          (3,198)              (623)            (5,542)               601

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                      (24,753)             1,302             26,530              1,501
    Foreign Currencies                                    (7)                --                 --                 --
    Futures Contracts                                     --                947                 --                 --
    Written Options                                    3,549                 --                446                 --
                                             ---------------    ---------------    ---------------    ---------------
    Net Realized Gain (Loss)                         (21,211)             2,249             26,976              1,501
  Net Change in Unrealized
   Appreciation/Depreciation on:
    Investments                                      259,795             14,557            159,779             22,732
    Written Options                                     (238)                --               (757)                --
                                             ---------------    ---------------    ---------------    ---------------
    Net Change in Unrealized
     Appreciation/Depreciation                       259,557             14,557            159,022             22,732
                                             ---------------    ---------------    ---------------    ---------------
Net Gain (Loss) on Investments                       238,346             16,806            185,998             24,233
                                             ---------------    ---------------    ---------------    ---------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                   $       235,148    $        16,183    $       180,456    $        24,834
                                             ===============    ===============    ===============    ===============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                    (In Thousands)

                                                  Strong Advisor                     Strong Advisor
                                                  Endeavor Large    Strong Advisor   International
                                                     Cap Fund         Focus Fund       Core Fund
                                                  --------------    --------------   --------------
Income:
  Dividends (net of foreign withholding taxes
   of $1, $0 and $2, respectively)                $          126    $            4   $           13
  Interest                                                     7                 1               --
                                                  --------------    --------------   --------------
  Total Income                                               133                 5               13

Expenses (Note 4):
  Investment Advisory Fees                                   114                13                3
  Administrative Fees                                         46                 5                1
  Custodian Fees                                               5                 5                4
  Shareholder Servicing Costs                                 31                 4                1
  Reports to Shareholders                                      5                 9                2
  12b-1 Fees                                                  41                10                3
  Transfer Agency Banking Charges                              1                --               --
  Professional Fees                                            9                 6                7
  Federal and State Registration Fees                         18                13               16
  Other                                                        4                 2                1
                                                  --------------    --------------   --------------
  Total Expenses before Expense Offsets                      274                67               38
  Expense Offsets                                             (8)              (36)             (37)
                                                  --------------    --------------   --------------
  Expenses, Net                                              266                31                1
                                                  --------------    --------------   --------------
Net Investment Income (Loss)                                (133)              (26)              12

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                              524               (66)             (28)
    Written Options                                           --                (8)              --
                                                  --------------    --------------   --------------
    Net Realized Gain (Loss)                                 524               (74)             (28)
  Net Change in Unrealized
   Appreciation/Depreciation on Investments                3,738               377               89
                                                  --------------    --------------   --------------
Net Gain (Loss) on Investments                             4,262               303               61
                                                  --------------    --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                        $        4,129    $          277   $           73
                                                  ==============    ==============   ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                    (In Thousands)

                                                                                     Strong Advisor
                                                                    Strong Advisor   U.S. Small/Mid
                                                  Strong Advisor      Technology       Cap Growth
                                                   Select Fund           Fund             Fund
                                                  --------------    --------------   --------------
Income:
  Dividends (net of foreign withholding taxes
   of $4, $0 and $0, respectively)                $          185    $            1   $           --
  Interest                                                    13                 1               --
                                                  --------------    --------------   --------------
  Total Income                                               198                 2               --

Expenses (Note 4):
  Investment Advisory Fees                                   230                 6                4
  Administrative Fees                                         92                 2                2
  Custodian Fees                                               4                 1                2
  Shareholder Servicing Costs                                 61                 2                1
  Reports to Shareholders                                      4                 1                4
  12b-1 Fees                                                  79                 4                4
  Professional Fees                                            7                 6                1
  Federal and State Registration Fees                         20                14               27
  Insurance Expense                                           28                --               --
  Other                                                        2                --               --
                                                  --------------    --------------   --------------
  Total Expenses before Expense Offsets                      527                36               45
  Expenses Offsets                                            (4)              (18)             (33)
                                                  --------------    --------------   --------------
  Expenses, Net                                              523                18               12
                                                  --------------    --------------   --------------
Net Investment Income (Loss)                                (325)              (16)             (12)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                  1,265              (161)             (32)
  Net Change in Unrealized
   Appreciation/Depreciation on Investments                6,474               671              335
                                                  --------------    --------------   --------------
Net Gain (Loss) on Investments                             7,739               510              303
                                                  --------------    --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                        $        7,414    $          494   $          291
                                                  ==============    ==============   ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                         (In Thousands)

                                                Strong Advisor   Strong Advisor
                                                Utilities and     Large Company
                                                 Energy Fund       Core Fund
                                                --------------   --------------
Income:
  Dividends (net of foreign withholding taxes
   of $2 and $1, respectively)                  $          178   $          337
  Interest                                                   5               10
                                                --------------   --------------
  Total Income                                             183              347

Expenses (Note 4):
  Investment Advisory Fees                                  31              146
  Administrative Fees                                       15               54
  Custodian Fees                                             3                6
  Shareholder Servicing Costs                               10               39
  Reports to Shareholders                                    1               23
  12b-1 Fees                                                14               43
  Professional Fees                                          7               13
  Federal and State Registration Fees                       10               34
  Other                                                      1               (3)
                                                --------------    -------------
  Total Expenses before Expense Offsets                     92              355
  Expense Offsets                                           (2)             (91)
                                                --------------    -------------
  Expenses, Net                                             90              264
                                                --------------    -------------
Net Investment Income (Loss)                                93               83

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                 (249)             (34)
  Net Change in Unrealized
   Appreciation/Depreciation on Investments              1,042            4,230
                                                --------------   --------------
Net Gain (Loss) on Investments                             793            4,196
                                                --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                      $          886   $        4,279
                                                ==============   ==============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          (In Thousands)

                                                    Strong Advisor Common                 Strong Advisor Mid Cap
                                                         Stock Fund                           Growth Fund
                                             ----------------------------------    ----------------------------------
                                             Six Months Ended     Year Ended       Six Months Ended      Year Ended
                                              June 30, 2003      Dec. 31, 2002      June 30, 2003      Dec. 31, 2002
                                             ----------------   ---------------    ----------------   ---------------
                                               (Unaudited)                            (Unaudited)
Operations:
  Net Investment Income (Loss)               $         (3,198)  $        (5,135)   $           (623)  $        (1,515)
  Net Realized Gain (Loss)                            (21,211)          (77,920)              2,249           (38,031)
  Net Change in Unrealized
   Appreciation/Depreciation                          259,557          (286,461)             14,557           (10,240)
                                             ----------------   ---------------    ----------------   ---------------
  Net Increase (Decrease) in Net
   Assets Resulting from Operations                   235,148          (369,516)             16,183           (49,786)
Distributions From Net Investment
 Income                                                    --                --                  --                --

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                    (60,522)           65,320               2,099           (16,104)
                                             ----------------   ---------------    ----------------   ---------------
Total Increase (Decrease) in Net Assets               174,626          (304,196)             18,282           (65,890)

Net Assets:
  Beginning of Period                               1,456,287         1,760,483              74,269           140,159
                                             ----------------   ---------------    ----------------   ---------------
  End of Period                              $      1,630,913   $     1,456,287    $         92,551   $        74,269
                                             ================   ===============    ================   ===============
  Undistributed Net Investment Income
   (Loss)                                    $         (3,198)  $            --    $           (623)  $            --

                                                   Strong Advisor Small Cap
                                                         Value Fund
                                               --------------------------------
                                               Six Months Ended    Year Ended
                                                 June 30, 2003    Dec. 31, 2002
                                               ----------------   -------------
                                                 (Unaudited)
Operations:
  Net Investment Income (Loss)                 $         (5,542)  $         794
  Net Realized Gain (Loss)                               26,976         (13,119)
  Net Change in Unrealized
   Appreciation/Depreciation                            159,022         (84,823)
                                               ----------------   -------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                            180,456         (97,148)
Distributions From Net Investment Income                     --              --
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                           150,123         475,362
                                               ----------------   -------------
Total Increase (Decrease) in Net Assets                 330,579         378,214

Net Assets:
  Beginning of Period                                 1,167,291         789,077
                                               ----------------   -------------
  End of Period                                $      1,497,870   $   1,167,291
                                               ================   =============
  Undistributed Net Investment Income (Loss)   $         (4,749)  $         793

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                        (In Thousands)

                                                      Strong Advisor U.S.
                                                          Value Fund
                                               --------------------------------
                                               Six Months Ended    Year Ended
                                                 June 30, 2003    Dec. 31, 2002
                                               ----------------   -------------
                                                  (Unaudited)
Operations:
  Net Investment Income (Loss)                 $            601   $         777
  Net Realized Gain (Loss)                                1,501         (13,672)
  Net Change in Unrealized
   Appreciation/Depreciation                             22,732         (22,399)
                                               ----------------   -------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                             24,834         (35,294)
Distributions:
  From Net Investment Income:
    Class A                                                 (13)            (48)
    Class B                                                  (3)             (5)
    Class C                                                  (2)             (8)
    Class K                                                 (86)           (263)
    Class Z                                                (479)           (416)
  From Net Realized Gains:
    Class A                                                  --            (328)
    Class B                                                  --            (213)
    Class C                                                  --             (61)
    Class K                                                  --              (8)
    Class Z                                                  --         (13,995)
                                               ----------------   -------------
  Total Distributions                                      (583)        (15,345)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                           (20,604)         74,257
                                               ----------------   -------------
Total Increase (Decrease) in Net Assets                   3,647          23,618

Net Assets:
  Beginning of Period                                   215,770         192,152
                                               ----------------   -------------
  End of Period                                $        219,417   $     215,770
                                               ================   =============
  Undistributed Net Investment Income (Loss)   $             22   $           4

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                        (In Thousands)

                                                   Strong Advisor Endeavor               Strong Advisor Focus
                                                       Large Cap Fund                            Fund
                                             ----------------------------------    ----------------------------------
                                             Six Months Ended     Year Ended       Six Months Ended     Year Ended
                                              June 30, 2003      Dec. 31, 2002      June 30, 2003      Dec. 31, 2002
                                             ----------------   ---------------    ----------------   ---------------
                                               (Unaudited)                            (Unaudited)
Operations:
  Net Investment Income (Loss)               $           (133)  $          (337)   $            (26)  $           (94)
  Net Realized Gain (Loss)                                524            (9,424)                (74)             (872)
  Net Change in Unrealized Appreciation/
   Depreciation                                         3,738              (148)                377              (799)
                                             ----------------   ---------------    ----------------   ---------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                            4,129            (9,909)                277            (1,765)

Distributions From Net Investment Income                   --                --                  --                --

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                      2,045            10,385                (299)           (1,883)
                                             ----------------   ---------------    ----------------   ---------------
Total Increase (Decrease) in Net Assets                 6,174               476                 (22)           (3,648)

Net Assets:
  Beginning of Period                                  28,807            28,331               3,653             7,301
                                             ----------------   ---------------    ----------------   ---------------
  End of Period                              $         34,981   $        28,807    $          3,631   $         3,653
                                             ================   ===============    ================   ===============
  Undistributed Net Investment
   Income (Loss)                             $           (133)  $            --    $            (26)  $            --

                                                      Strong Advisor
                                                   International Core Fund             Strong Advisor Select Fund
                                             ----------------------------------    ----------------------------------
                                             Six Months Ended      Year Ended      Six Months Ended     Year Ended
                                              June 30, 2003      Dec. 31, 2002      June 30, 2003      Dec. 31, 2002
                                             ----------------   ---------------    ----------------   ---------------
                                                (Unaudited)                           (Unaudited)
Operations:
  Net Investment Income (Loss)               $             12   $            (3)   $           (325)  $          (624)
  Net Realized Gain (Loss)                                (28)              (28)              1,265           (14,593)
  Net Change in Unrealized Appreciation/
   Depreciation                                            89               (27)              6,474              (563)
                                             ----------------   ---------------    ----------------   ---------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                               73               (58)              7,414           (15,780)

Distributions:
  From Net Realized Gains:
    Class A                                                --                --                  --              (106)
    Class B                                                --                --                  --                (1)
                                             ----------------   ---------------    ----------------   ---------------
  Total Distributions                                      --                --                  --              (107)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                        480               347               9,682            14,803
                                             ----------------   ---------------    ----------------   ---------------
Total Increase (Decrease) in Net Assets                   553               289              17,096            (1,084)

Net Assets:
  Beginning of Period                                     601               312              56,310            57,394
                                             ----------------   ---------------    ----------------   ---------------
  End of Period                              $          1,154   $           601    $         73,406   $        56,310
                                             ================   ===============    ================   ===============
  Undistributed Net Investment
   Income (Loss)                             $             12   $            --    $           (325)  $            --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                       (In Thousands)

                                                                                           Strong Advisor
                                                    Strong Advisor                         U.S.Small/Mid
                                                   Technology Fund                        Cap Growth Fund
                                           ----------------------------------    ----------------------------------
                                           Six Months Ended      Year Ended      Six Months Ended     Period Ended
                                            June 30, 2003       Dec. 31, 2002      June 30, 2003     Dec. 31, 2002
                                           ----------------   ---------------    ----------------   ---------------
                                              (Unaudited)                          (Unaudited)          (Note 1)
Operations:
  Net Investment Income (Loss)             $            (16)  $           (42)   $            (12)  $           (10)
  Net Realized Gain (Loss)                             (161)             (714)                (32)             (180)
  Net Change in Unrealized Appreciation/
   Depreciation                                         671              (408)                335                 8
                                           ----------------   ---------------    ----------------   ---------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                            494            (1,164)                291              (182)

Distributions From Net Investment Income                 --                --                  --                --

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                      128              (262)                592               944
                                           ----------------   ---------------    ----------------   ---------------
Total Increase (Decrease) in Net Assets                 622            (1,426)                883               762

Net Assets:
  Beginning of Period                                 1,489             2,915                 762                --
                                           ----------------   ---------------    ----------------   ---------------
  End of Period                            $          2,111   $         1,489    $          1,645   $           762
                                           ================   ===============    ================   ===============
  Undistributed Net Investment Income
   (Loss)                                  $            (16)  $            --    $            (12)  $            --

                                                             Strong Advisor Utilities
                                                                 and Energy Fund
                                                       ------------------------------------
                                                       Six Months Ended      Period Ended
                                                        June 30, 2003        Dec. 31, 2002
                                                       ----------------    ----------------
                                                          (Unaudited)           (Note 1)
Operations:
  Net Investment Income (Loss)                         $             93    $             37
  Net Realized Gain (Loss)                                         (249)               (581)
  Net Change in Unrealized Appreciation/
   Depreciation                                                   1,042                  16
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                                        886                (528)

Distributions:
  From Net Investment Income:
    Class A                                                         (85)                (36)
    Class B                                                          (1)                 --
    Class C                                                          (1)                 (1)
                                                       ----------------    ----------------
  Total Distributions                                               (87)                (37)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital
   Share Transactions                                             8,549               6,951
                                                       ----------------    ----------------
Total Increase (Decrease) in Net Assets                           9,348               6,386

Net Assets:
  Beginning of Period                                             6,386                  --
                                                       ----------------    ----------------
  End of Period                                        $         15,734    $          6,386
                                                       ================    ================
  Undistributed Net Investment Income
   (Loss)                                              $              6    $             --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                            (In Thousands)

                                                                 Strong Advisor Large Company Core Fund
                                                       --------------------------------------------------------
                                                       Six Months Ended      Period Ended         Year Ended
                                                         June 30, 2003       Dec. 31, 2002      Sept. 30, 2002
                                                       ----------------    ----------------    ----------------
                                                         (Unaudited)
Operations:
  Net Investment Income (Loss)                         $             83    $              8    $             42
  Net Realized Gain (Loss)                                          (34)               (233)               (397)
  Net Change in Unrealized Appreciation/Depreciation              4,230                 611                (398)
                                                       ----------------    ----------------    ----------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                                4,279                 386                (753)

Distributions:
  From Net Investment Income:
    Class A                                                         (21)                 (6)                (22)
    Class K                                                         (46)                 --                  --
  From Net Realized Gains:
    Class A                                                          --                  --                (140)
                                                       ----------------    ----------------    ----------------
  Total Distributions                                               (67)                 (6)               (162)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital
   Share Transactions                                            49,651               2,841               3,279
                                                       ----------------    ----------------    ----------------
Total Increase (Decrease) in Net Assets                          53,863               3,221               2,364

Net Assets:
  Beginning of Period                                             9,676               6,455               4,091
                                                       ----------------    ----------------    ----------------
  End of Period                                        $         63,539    $          9,676    $          6,455
                                                       ================    ================    ================
  Undistributed Net Investment Income (Loss)           $             24    $              8    $              6

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Advisor Equity Funds (the "Funds"), which include the following Funds, each with its own investment objective(s) and policies:

     - Strong Advisor Common Stock Fund/(1)/ (a series of Strong Common Stock Fund, Inc.)
     - Strong Advisor Mid Cap Growth Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong Advisor Small Cap Value Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong Advisor U.S. Value Fund/(1)/ (a series of Strong Conservative Equity Funds, Inc.)
     - Strong Advisor Endeavor Large Cap Fund/(1)/ (a series of Strong Common Stock Fund, Inc.)
     - Strong Advisor Focus Fund/(2)/ (a series of Strong Common Stock Fund,
       Inc.)
     - Strong Advisor International Core Fund/(1)/ (a series of Strong International Equity Funds, Inc.)
     - Strong Advisor Select Fund/(2)/ (a series of Strong Opportunity Fund,
       Inc.)
     - Strong Advisor Technology Fund/(1)/ (a series of Strong Common Stock Fund, Inc.)
     - Strong Advisor U.S.Small/Mid Cap Growth Fund/(1)/ (a series of Strong Opportunity Fund, Inc.)
     - Strong Advisor Utilities and Energy Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong Advisor Large Company Core Fund/(1)/ (a series of Strong Equity Funds, Inc.)

       /(1)/ Diversified Fund.

       /(2)/ Non-diversified Fund.

     Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

     Class A, B and C shares are available only through financial professionals. Class K shares are available only through programs managed by Strong Capital Management, Inc. (the "Advisor"). Class Z shares are available to certain investors and investment professionals who owned Investor Class shares of the Fund on November 30, 2000 and to certain other investors as set forth in the Funds' prospectuses.

     Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund and Strong Advisor Small Cap Value Fund offer Class A, B, C and Z shares. Strong Advisor U.S. Value Fund offers Class A, B, C, K and Z shares. Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund, Strong Advisor International Core Fund, Strong Advisor Select Fund, Strong Advisor Technology Fund, Strong Advisor U.S.Small/Mid Cap Growth Fund and Strong Advisor Utilities and Energy Fund offer Class A, B and C shares. Strong Advisor Large Company Core Fund offers Class A, B, C and K shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for Class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Effective March 28, 2002 (public launch date of April 1, 2002), Strong Advisor U.S. Small/Mid Cap Growth Fund commenced operations and offers three classes of shares: Class A, B and C.

     Effective July 31, 2002 (public launch date of August 1, 2002), Strong Advisor Utilities and Energy Fund commenced operations and offers three classes of shares: Class A, B and C.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

          are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted or illiquid securities at June 30, 2003.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund, other than Strong Advisor U.S. Value Fund, Strong Advisor Large Company Core Fund and Strong Advisor Utilities and Energy Fund, generally pays dividends from net investment income and distributes net capital gains, if any, that they realize at least annually. Strong Advisor U.S. Value Fund, Strong Advisor Large Company Core Fund and Strong Advisor Utilities and Energy Fund generally pay dividends from net investment income quarterly and distribute net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying assets fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

     (E) Futures -- Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss.

--------------------------------------------------------------------------------

          When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Advisor has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (M) Securities Lending -- The Funds, except Strong Advisor Large Company Core Fund and Strong Advisor Utilities and Energy Fund, have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest.

          At June 30, 2003, Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund and Strong Advisor U.S. Value Fund had securities with a market value of $66,228,364, $2,580,064 and $15,283,793, respectively, on loan and had received $68,983,692, $2,660,034 and $15,846,538, respectively, in collateral (both included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the six months ended June 30, 2003, the securities lending income totaled, $73,392, $368 and $3,560 for Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund and Strong Advisor U.S. Value Fund, respectively.

          The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security.

     (N) Expenses -- The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the "Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                                      Administrative Fees
                                                                    -------------------------------------------------------
                                               Advisory Fees/(1)/   Class A      Class B      Class C    Class K    Class Z
                                               ------------------   -------      -------      -------    -------    -------
     Strong Advisor Common Stock Fund               0.75%            0.30%        0.30%        0.30%          *      0.30%
     Strong Advisor Mid Cap Growth Fund             0.75%            0.30%        0.30%        0.30%          *      0.30%
     Strong Advisor Small Cap Value Fund            0.75%            0.30%        0.30%        0.30%          *      0.30%
     Strong Advisor U.S. Value Fund                 0.55%            0.30%        0.30%        0.30%      0.25%      0.30%
     Strong Advisor Endeavor Large Cap Fund         0.75%            0.30%        0.30%        0.30%          *          *
     Strong Advisor Focus Fund                      0.75%            0.30%        0.30%        0.30%          *          *
     Strong Advisor International Core Fund         0.75%            0.30%        0.30%        0.30%          *          *
     Strong Advisor Select Fund                     0.75%            0.30%        0.30%        0.30%          *          *
     Strong Advisor Technology Fund                 0.75%            0.30%        0.30%        0.30%          *          *
     Strong Advisor U.S.Small/Mid Cap
      Growth Fund                                   0.75%            0.30%        0.30%        0.30%          *          *
     Strong Advisor Utilities and Energy Fund       0.75%            0.30%        0.30%        0.30%          *          *
     Strong Advisor Large Company Core Fund         0.75%            0.30%        0.30%        0.30%      0.25%          *

     *     Does not offer share class.

     /(1)/ The investment advisory fees are 0.75% for the first $4 billion in net assets, 0.725% for the next $2 billion in net assets, and 0.70% for net assets $6 billion and above. Strong Advisor U.S. Value Fund does not have a breakpoint schedule.

     The Advisor and/or Administrator has contractually agreed to waive and/or absorb expenses for the following Funds until May 1, 2004 to keep Total Operating Expenses at or below the following percentages:

                                                       Class A      Class B     Class C    Class K   Class Z
                                                      --------      --------   --------   --------   -------
     Strong Advisor Common Stock Fund                       *         2.50%          *          **        *
     Strong Advisor Mid Cap Growth Fund                     *         2.50%      2.50%          **        *
     Strong Advisor Small Cap Value Fund                    *             *          *          **        *
     Strong Advisor U.S. Value Fund                     2.50%         2.50%      2.50%      0.99%         *
     Strong Advisor Endeavor Large Cap Fund                 *         2.50%      2.50%          **        **
     Strong Advisor Focus Fund                          1.50%         2.25%      2.25%          **        **
     Strong Advisor International Core Fund             2.50%         2.50%      2.50%          **        **
     Strong Advisor Select Fund                         2.50%         2.50%      2.50%          **        **
     Strong Advisor Technology Fund                     2.50%         2.50%      2.50%          **        **
     Strong Advisor U.S.Small/Mid Cap Growth Fund       2.50%         2.50%      2.50%          **        **
     Strong Advisor Utilities and Energy Fund               *             *          *          **        **
     Strong Advisor Large Company Core Fund             1.50%/(1)/    2.50%      2.50%      0.99%         **

     *     Contractual rate not applicable to Class.
     **    Does not offer share class.

     /(1)/ The contractual rate is indefinite and may only be terminated by the Board of Directors of the Funds, but not before May 1, 2004.

     Transfer agent and related service fees for the Funds' Class Z shares are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for each of the Funds' Class A, B, C and K shares are paid at an annual rate of 0.20% of the average daily net asset value of each respective class. Transfer Agent fees are recorded in shareholder servicing costs in the Funds' Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

     The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor, "and an affiliate of the Advisor) pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Funds' Class A, B and C shares. Under the plan, Strong Investments, Inc. is paid an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of the Class A, B and C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's Class A, B and C shares. See Note 4.

--------------------------------------------------------------------------------

     The Funds' Class A, B and C shares have various sales charges and/or redemption fees charged to shareholders. The Funds' Class A shares have a maximum 5.75% front-end sales charge. The Funds Class A shares, except Strong Large Company Core Fund, may be subject to a 1.00% contingent deferred sales charge if shares are purchased without an initial sales charge and are redeemed within one year of purchase. Strong Advisor Large Company Core Fund's Class A shares have a 1.00% redemption fee imposed on redemptions made within 12 months of purchase. The Funds' Class B shares have a maximum 5.00% contingent deferred sales charge. The Funds' Class C shares have a 1.00% contingent deferred sales charge, if the shares are sold within 1 year of their original purchase date. Certain of these sales charges and/or redemption fees may be waived in limited circumstances.

     For the six months ended June 30, 2003, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Common Stock Fund $19,423, Strong Advisor Mid Cap Growth Fund $1,072, Strong Advisor Small Cap Value Fund $30,603, Strong Advisor U.S. Value Fund $1,304, Strong Advisor Endeavor Large Cap Fund $107, Strong Advisor Focus Fund $58, Strong Advisor International Core Fund $1,088, Strong Advisor Select Fund $226, Strong Advisor Technology Fund $0, Strong Advisor
     U.S. Small/Mid Cap Growth Fund $623, Strong Advisor Utilities and Energy Fund $65 and Strong Large Company Core Fund $24,981.

     For the six months ended June 30, 2003, the Distributor also received aggregate contingent deferred sales charges from the redemption of Class B and C shares as follows: Strong Advisor Common Stock Fund $28,870, Strong Advisor Mid Cap Growth Fund $5,861, Strong Advisor Small Cap Value Fund $114,913, Strong Advisor U.S. Value Fund $13,433, Strong Advisor Endeavor Large Cap Fund $62, Strong Advisor Focus Fund $10,049, Strong Advisor International Core Fund $8, Strong Advisor Select Fund $881, Strong Advisor Technology Fund $0, Strong Advisor U.S. Small/Mid Cap Growth Fund $0, Strong Advisor Utilities and Energy Fund $0 and Strong Large Company Core Fund $704.Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

     Next Century Growth Investors, LLC ("Next Century Growth"), an affiliate of the Advisor, manages the investments of Strong Advisor U.S. Small/Mid Cap Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     W.H. Reaves & Co., Inc. ("Reaves") manages the investments of Strong Advisor Utilities and Energy Fund under an agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. The investment subadvisory fees are based on breakpoints ranging from net asset values of $200 million to $2.5 billion. The investment subadvisory fees are also subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark. The benchmark is 90% of the performance of a blend of utilities and energy indices. In addition, Reaves directly affects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the six months ended June 30, 2003, totaled $33,584.

     The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2003, is as follows:

                                           Payable to/
                                         (Receivable From)
                                           Administrator     Shareholder Servicing    Transfer Agency    Unaffiliated
                                            or Advisor        and Other Expenses          Banking         Directors'
                                         at June 30, 2003    Paid to Administrator   Charges/(Credits)      Fees
                                         -----------------   ---------------------   -----------------   ------------
     Strong Advisor Common Stock Fund    $         514,755   $           2,064,844   $           5,511   $     29,139
     Strong Advisor Mid Cap Growth
      Fund                                          48,073                 227,671                 679          1,816
     Strong Advisor Small Cap Value
      Fund                                         304,760               1,625,297               7,779         19,622
     Strong Advisor U.S. Value Fund                127,017                 656,878              14,153          3,652
     Strong Advisor Endeavor Large
      Cap Fund                                       8,620                  30,635                 938            691
     Strong Advisor Focus Fund                       1,065                   3,674                  21            331
     Strong Advisor International
      Core Fund                                       (349)                    799                   6            256
     Strong Advisor Select Fund                     13,623                  61,334                 942          1,142
     Strong Advisor Technology Fund                    212                   1,733                   7            281
     Strong Advisor U.S. Small/Mid
      Cap Growth Fund                                  (82)                  1,070                   2            259
     Strong Advisor Utilities and
      Energy Fund                                    2,226                  10,056                  12            319
     Strong Advisor Large Company
      Core Fund                                      8,889                  38,766                 456            367

     At June 30, 2003, the Distributor owns the following percentages of the outstanding shares of each Fund.

                                         Percentage owned
                                          by Distributor
                                         ----------------
     Strong Advisor International Core
      Fund                                      17%
     Strong Advisor U.S. Small/Mid Cap
      Growth Fund                               19%

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

4.   Expenses and Expense Offsets

     For the six months ended June 30, 2003, the class specific expenses are as follows:

                                        Administrative     Shareholder      Reports to
                                             Fees        Servicing Costs   Shareholders    12b-1 Fees    Other
                                        --------------   ---------------   ------------   -----------   --------
     Strong Advisor Common Stock Fund
       Class A                          $       75,754   $        51,166   $      7,376   $    63,128   $     87
       Class B                                  39,019            27,353          9,979       130,064        141
       Class C                                  36,052            25,009          9,025       120,174        378
       Class Z                               2,013,644         1,959,550        228,875            --      6,670
     Strong Advisor Mid Cap Growth
      Fund
       Class A                                  13,710             9,240            611        11,425       (443)
       Class B                                   3,708             2,656          2,846        12,359         28
       Class C                                   1,307               924            665         4,356         25
       Class Z                                 104,728           214,487         45,975            --      1,433
     Strong Advisor Small Cap Value
      Fund
       Class A                                 538,920           364,048         25,316       449,100      1,498
       Class B                                 118,335            83,278         18,920       394,451        480
       Class C                                 156,816           108,896         17,668       522,722      1,354
       Class Z                               1,026,284         1,066,619         44,737            --      6,905
     Strong Advisor U.S. Value Fund
       Class A                                   3,850             2,636            696         3,208         68
       Class B                                   4,629             3,225            713        15,429         18
       Class C                                   2,396             1,723            673         7,985        282
       Class K                                  16,123            12,905         (1,147)           --        566
       Class Z                                 260,942           635,773        112,291            --     13,835
     Strong Advisor Endeavor Large
      Cap Fund
       Class A                                  44,829            29,915          2,391        37,358        918
       Class B                                     604               425          1,646         2,012          3
       Class C                                     356               264          1,029         1,190         49
     Strong Advisor Focus Fund
       Class A                                   2,942             2,025          3,479         2,449         14
       Class B                                   1,809             1,282          4,456         6,024         11
       Class C                                     494               347          1,099         1,645         16
     Strong Advisor International
      Core Fund
       Class A                                     340               229            565           282          2
       Class B                                     583               406            689         1,940          2
       Class C                                     236               162            417           788          4
     Strong Advisor Select Fund
       Class A                                  90,831            60,621          3,364        75,693        940
       Class B                                     534               376            158         1,781          2
       Class C                                     433               307            112         1,442         29
     Strong Advisor Technology Fund
       Class A                                   1,884             1,283            283         1,569          7
       Class B                                     242               174            251           806          2
       Class C                                     369               265            265         1,229          8
     Strong Advisor U.S. Small/Mid Cap
      Growth Fund
       Class A                                     545               372          1,141           455          2
       Class B                                     546               372          1,271         1,821          1
       Class C                                     418               322          1,354         1,403          3
     Strong Advisor Utilities and
      Energy Fund
       Class A                                  14,543             9,705           (408)       12,119         37
       Class B                                     169               117            880           566         --
       Class C                                     293               200            845           978          9
     Strong Advisor Large Company
      Core Fund
       Class A                                  29,319            19,622         18,370        24,317         57
       Class B                                   3,161             2,033          1,031        10,605          6
       Class C                                   2,320             1,540            792         7,809         71
       Class K                                  19,382            15,491          2,888            --        400

--------------------------------------------------------------------------------

     For the six months ended June 30, 2003, the class specific expense offsets are as follows:

                                               Expense Waivers   Transfer Agency       Directed            Earnings
                                               and Absorptions   Banking Credits       Brokerage           Credits
                                               ---------------   ---------------    ---------------    ---------------
     Strong Advisor Common Stock Fund
       Class A                                 $            --   $            --    $            --    $            --
       Class B                                              --                --                 --                 --
       Class C                                              --                --                 --                 --
       Class Z                                              --                --                 --                 --
       Fund Level                                           --                --            (28,112)              (422)
     Strong Advisor Mid Cap Growth Fund
       Class A                                              --              (448)                --                 --
       Class B                                          (1,800)               --                 --                 --
       Class C                                            (287)               --                 --                 --
       Class Z                                         (23,525)               --                 --                 --
       Fund Level                                           --                --            (21,726)              (296)
     Strong Advisor Small Cap Value Fund
       Class A                                              --                --                 --                 --
       Class B                                              --                --                 --                 --
       Class C                                              --                --                 --                 --
       Class Z                                              --                --                 --                 --
       Fund Level                                           --                --            (58,123)              (480)
     Strong Advisor U.S. Value Fund
       Class A                                              --                --                 --                 --
       Class B                                              --                --                 --                 --
       Class C                                             (53)               --                 --                 --
       Class K                                          (4,193)               --                 --                 --
       Class Z                                              --                --                 --                 --
       Fund Level                                           --                --            (18,784)              (388)
     Strong Advisor Endeavor Large Cap Fund
       Class A                                            (257)               --                 --                 --
       Class B                                          (1,664)               --                 --                 --
       Class C                                          (1,084)               --                 --                 --
       Fund Level                                           --                --             (5,196)               (14)
     Strong Advisor Focus Fund
       Class A                                         (10,882)               --                 --                 --
       Class B                                          (9,036)               --                 --                 --
       Class C                                          (2,368)               --                 --                 --
       Fund Level                                      (13,332)               --               (612)                (5)
     Strong Advisor International Core Fund
       Class A                                          (1,419)               --                 --                 --
       Class B                                          (3,615)               --                 --                 --
       Class C                                          (1,609)               --                 --                 --
       Fund Level                                      (30,414)               --               (140)                --
     Strong Advisor Select Fund
       Class A                                              --                --                 --                 --
       Class B                                            (101)               --                 --                 --
       Class C                                             (86)               --                 --                 --
       Fund Level                                           --                --             (3,500)               (17)
     Strong Advisor Technology Fund
       Class A                                          (4,890)               --                 --                 --
       Class B                                          (1,455)               --                 --                 --
       Class C                                          (2,121)               --                 --                 --
       Fund Level                                       (6,562)               --             (3,156)                --
     Strong Advisor U.S. Small/Mid Cap Growth
      Fund
       Class A                                          (1,481)               --                 --                 --
       Class B                                          (2,833)               --                 --                 --
       Class C                                          (2,706)               --                 --                 --
       Fund Level                                      (26,080)               --                (56)                (3)

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                               Expense Waivers   Transfer Agency       Directed           Earnings
                                               and Absorptions   Banking Credits       Brokerage          Credits
                                               ---------------   ---------------    ---------------    ------------
     Strong Advisor Utilities and Energy
      Fund
       Class A                                 $            (3)  $            --    $            --    $        --
       Class B                                          (1,013)               --                 --             --
       Class C                                          (1,019)               --                 --             --
       Fund Level                                         (119)               --                 --             (2)
     Strong Advisor Large Company Core Fund
       Class A                                         (36,262)               --                 --             --
       Class B                                            (450)               --                 --             --
       Class C                                            (375)               --                 --             --
       Class K                                         (34,536)               --                 --             --
       Fund Level                                      (13,792)               --             (5,361)           (63)

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's registration statement. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds had minimal borrowings under the LOC during the period. At June 30, 2003, there were no outstanding borrowings by the Funds under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2003, are as follows:

                                                           Purchases             Sales
                                                       ----------------    ----------------
     Strong Advisor Common Stock Fund                  $    337,908,780    $    385,075,952
     Strong Advisor Mid Cap Growth Fund                     130,236,375         128,912,006
     Strong Advisor Small Cap Value Fund                    279,225,972         195,559,002
     Strong Advisor U.S. Value Fund                          63,589,107          78,507,013
     Strong Advisor Endeavor Large Cap Fund                  38,431,684          35,652,994
     Strong Advisor Focus Fund                                6,325,210           6,522,375
     Strong Advisor International Core Fund                     503,317             119,157
     Strong Advisor Select Fund                              78,097,588          67,668,279
     Strong Advisor Technology Fund                           1,799,490           1,803,602
     Strong Advisor U.S. Small/Mid Cap Growth Fund            1,265,156             661,684
     Strong Advisor Utilities and Energy Fund                13,637,208           6,138,463
     Strong Advisor Large Company Core Fund                  78,237,203          28,938,525

     There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2003.

--------------------------------------------------------------------------------

7.   Investments in Affiliates

     Affiliated issuers, as defined under the 1940 Act, include any Fund in the Strong Family of Funds and any issuer in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended June 30, 2003 is as follows:

                                               Balance of            Gross            Gross Sales         Balance of
                                               Shares Held         Purchases              and            Shares Held
                                              Jan. 1, 2003       and Additions         Reductions       June 30, 2003
                                              -------------      -------------        ------------      --------------
     Strong Advisor Common Stock Fund
     --------------------------------
     Jacobs Engineering Group, Inc.                 550,000                 --            (130,000)            420,000
     Strong Heritage Money Fund -
      Institutional Class                       154,500,000                 --        (154,500,000)                 --

     Strong Advisor Small Cap Value Fund
     -----------------------------------
     Allied Healthcare Products, Inc.               427,790            136,310                  --             564,100
     Apex Silver Mines, Ltd.                      1,888,100             57,600              (6,000)          1,939,700
     Barbeques Galore, Ltd. Sponsored ADR           414,120              9,000                  --             423,120
     Calgon Carbon Corporation                    2,230,390             75,000                (300)          2,305,090
     Chicago Bridge & Iron Company NV               957,830            961,930*            (91,360)          1,828,400
     Constar International, Inc.                    706,500            249,900             (15,300)            941,100
     Discovery Partners International, Inc.       1,207,180            328,220             (29,600)          1,505,800
     Dura Automotive Systems, Inc.                  865,300            399,900             (14,900)          1,250,300
     Encore Wire Corporation                        942,700            204,200                  --           1,146,900
     Evans & Sutherland Computer Corporation        533,800             39,700                  --             573,500
     Greka Energy Corporation                       362,400             92,700                  --             455,100
     Healthcare Services Group, Inc.                453,100             83,400             (14,400)            522,100
     IDX Systems Corporation                      1,188,680            160,200            (129,780)          1,219,100
     Intertape Polymer Group, Inc.                2,045,300            209,800             (40,100)          2,215,000
     Kforce.com, Inc.                             1,172,500            632,185                  --           1,804,685
     Lightbridge, Inc.                            1,168,700            193,000              (2,100)          1,359,600
     Matrix Service Company                         426,900             10,800                (400)            437,300
     McMoRan Exploration Company                    831,700             80,000             (58,200)            853,500
     Net2Phone, Inc.                              1,526,600            198,900                  --           1,725,500
     Overstock.com, Inc.                            368,170             98,000            (312,270)            153,900
     Range Resources Corporation                  3,397,800            180,000                  --           3,577,800
     Rofin-Sinar Technologies, Inc.                 630,000             15,080            (395,630)            249,450
     Sharper Image Corporation                      861,750            203,050            (156,200)            908,600
     Strong Heritage Money Fund -
      Institutional Class                        78,000,000                 --         (78,000,000)                 --
     World Acceptance Corporation                 1,101,700                 --            (142,100)            959,600

                                                                              Investment
                                                                                Income              Realized
                                                            Value            Jan. 1, 2003-         Gain/Loss
                                                        June 30, 2003        June 30, 2003          on Sales
                                                       ----------------    ----------------    ----------------
     Strong Advisor Common Stock Fund
     --------------------------------
     Jacobs Engineering Group, Inc.                    $     17,703,000    $             --    $      3,258,947
     Strong Heritage Money Fund -
      Institutional Class                                            --             619,097                  --

     Strong Advisor Small Cap Value Fund
     -----------------------------------
     Allied Healthcare Products, Inc.                         2,013,837
     Apex Silver Mines, Ltd.                                 28,610,575                                  42,846
     Barbeques Galore, Ltd. Sponsored ADR                     1,148,771                  --                  --
     Calgon Carbon Corporation                               13,254,267                  --                 (67)
     Chicago Bridge & Iron Company NV                        41,468,112                  --             822,483
     Constar International, Inc.                              7,142,949                  --             (75,280)
     Discovery Partners International, Inc.                   6,685,752                  --             (34,114)
     Dura Automotive Systems, Inc.                           12,265,443                  --              48,830
     Encore Wire Corporation                                 10,895,550                  --                  --
     Evans & Sutherland Computer Corporation                  3,257,480                  --                  --
     Greka Energy Corporation                                 2,634,574                  --                  --
     Healthcare Services Group, Inc.                          7,377,273                  --             119,457
     IDX Systems Corporation                                 18,920,432                  --             946,203
     Intertype Polymer Group, Inc.                           13,179,250                  --             (87,593)
     Kforce.com, Inc.                                         8,716,628                  --                  --
     Lightbridge, Inc.                                       11,910,096                  --               4,157
     Matrix Service Company                                   7,512,814                  --               4,582
     McMoRan Exploration Company                              9,507,990                  --             (94,257)
     Net2Phone, Inc.                                          7,471,415                  --                  --
     Overstock.com, Inc.                                      2,233,089                  --           2,769,360
     Range Resources Corporation                             22,432,806                  --                  --
     Rofin-Sinar Technologies, Inc                            3,507,267                  --          (1,967,222)
     Sharper Image Corporation                               24,777,522                  --           1,734,559
     Strong Heritage Money Fund -
      Institutional Class                                            --             394,687                  --
     World Acceptance Corporation                            15,622,288                  --           1,501,876

     * Increase due to stock split.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

8.   Capital Share Transactions

                                                            Strong Advisor                         Strong Advisor
                                                          Common Stock Fund                      Mid Cap Growth Fund
                                                 -----------------------------------    ----------------------------------
                                                 Six Months Ended      Year Ended       Six Months Ended       Year Ended
                                                   June 30, 2003      Dec. 31, 2002      June 30, 2003       Dec. 31, 2002
                                                 ----------------   ----------------    ----------------    --------------
                                                    (Unaudited)                            (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                      $     30,287,615   $     44,443,102    $     22,744,197    $    7,852,624
  Proceeds from Reinvestment of Distributions                  --                 --                  --                --
  Payment for Shares Redeemed                         (23,846,562)       (16,422,398)        (21,336,571)       (5,960,849)
                                                 ----------------   ----------------    ----------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                           6,441,053         28,020,704           1,407,626         1,891,775

CLASS B
  Proceeds from Shares Sold                             4,355,581         16,279,382             311,794         1,063,833
  Proceeds from Reinvestment of Distributions                  --                 --                  --                --
  Payment for Shares Redeemed                          (1,735,604)        (2,796,033)           (303,444)         (490,422)
                                                 ----------------   ----------------    ----------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                           2,619,977         13,483,349               8,350           573,411

CLASS C
  Proceeds from Shares Sold                             3,761,193         17,829,709             291,585           674,422
  Proceeds from Reinvestment of Distributions                  --                 --                  --                --
  Payment for Shares Redeemed                          (3,079,895)        (4,291,269)           (366,577)         (491,641)
                                                 ----------------   ----------------    ----------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                             681,298         13,538,440             (74,992)          182,781

CLASS Z
  Proceeds from Shares Sold                           102,933,911        343,017,540          20,786,537        29,008,599
  Proceeds from Reinvestment of Distributions                  --                 --                  --                --
  Payment for Shares Redeemed                        (173,198,002)      (332,740,001)        (20,028,832)      (47,760,745)
                                                 ----------------   ----------------    ----------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                         (70,264,091)        10,277,539             757,705       (18,752,146)
                                                 ----------------   ----------------    ----------------    --------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                      $    (60,521,763)  $     65,320,032    $      2,098,689    $  (16,104,179)
                                                 ================   ================    ================    ==============

--------------------------------------------------------------------------------

                                                     Strong Advisor                          Strong Advisor
                                                   Common Stock Fund                      Mid Cap Growth Fund
                                         ---------------------------------------   -----------------------------------
                                          Six Months Ended       Year Ended        Six Months Ended      Year Ended
                                           June 30, 2003        Dec. 31, 2002        June 30, 2003      Dec. 31, 2002
                                         -----------------    ------------------   ----------------    ---------------
                                            (Unaudited)                               (Unaudited)
Transactions in Shares of Each Class
 of the Funds Were as Follows:
CLASS A
  Sold                                       1,794,271             2,544,987           2,458,948           696,029
  Issued in Reinvestment of
   Distributions                                    --                    --                  --                --
  Redeemed                                  (1,411,908)           (1,023,173)         (2,252,304)         (538,918)
                                           -----------           -----------          ----------        ----------
  Net Increase (Decrease) in Shares            382,363             1,521,814             206,644           157,111
                                           ===========           ===========          ==========        ==========

CLASS B
  Sold                                         263,660               925,237              33,681            99,311
  Issued in Reinvestment of
   Distributions                                    --                    --                  --                --
  Redeemed                                    (109,878)             (177,926)            (34,299)          (52,425)
                                           -----------           -----------          ----------        ----------
  Net Increase (Decrease) in Shares            153,782               747,311                (618)           46,886
                                           ===========           ===========          ==========        ==========

CLASS C
  Sold                                         232,438               998,772              31,126            58,173
  Issued in Reinvestment of
   Distributions                                    --                    --                  --                --
  Redeemed                                    (192,109)             (267,172)            (39,589)          (47,063)
                                           -----------           -----------          ----------        ----------
  Net Increase (Decrease) in Shares             40,329               731,600              (8,463)           11,110
                                           ===========           ===========          ==========        ==========

CLASS Z
  Sold                                       6,133,593            18,893,016           2,197,257         2,521,554
  Issued in Reinvestment of
   Distributions                                    --                    --                  --                --

  Redeemed                                 (10,435,469)          (19,634,686)         (2,122,726)       (4,229,449)
                                           -----------           -----------          ----------        ----------
  Net Increase (Decrease) in Shares         (4,301,876)             (741,670)             74,531        (1,707,895)
                                           ===========           ===========          ==========        ==========

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                  Strong Advisor
                                                               Small Cap Value Fund
                                                       ------------------------------------
                                                       Six Months Ended       Year Ended
                                                        June 30, 2003        Dec. 31, 2002
                                                       ----------------    ----------------
                                                         (Unaudited)
Capital Share Transactions in Each Class of
 Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                            $    126,236,578    $    320,021,001
  Proceeds from Reinvestment of Distributions                        --                  --
  Payment for Shares Redeemed                               (64,513,140)       (125,640,272)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                61,723,438         194,380,729

CLASS B
  Proceeds from Shares Sold                                  11,905,674          50,127,708
  Proceeds from Reinvestment of Distributions                        --                  --
  Payment for Shares Redeemed                                (4,772,278)         (8,138,529)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                 7,133,396          41,989,179

CLASS C
  Proceeds from Shares Sold                                  21,412,985          83,189,864
  Proceeds from Reinvestment of Distributions                        --                  --
  Payment for Shares Redeemed                                (9,026,798)        (14,066,931)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                12,386,187          69,122,933

CLASS Z
  Proceeds from Shares Sold                                 212,406,893         374,821,378
  Proceeds from Reinvestment of Distributions                        --                  --
  Payment for Shares Redeemed                              (143,526,518)       (204,951,882)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                68,880,375         169,869,496
                                                       ----------------    ----------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                            $    150,123,396    $    475,362,337
                                                       ================    ================

--------------------------------------------------------------------------------

                                                                  Strong Advisor
                                                               Small Cap Value Fund
                                                       ------------------------------------
                                                       Six Months Ended       Year Ended
                                                        June 30, 2003        Dec. 31, 2002
                                                       ----------------    ----------------
                                                         (Unaudited)
Transactions in Shares of Each Class of
 the Fund Were as Follows:

CLASS A
  Sold                                                        6,515,336          15,657,871
  Issued in Reinvestment of Distributions                            --                  --
  Redeemed                                                   (3,439,225)         (6,346,438)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                           3,076,111           9,311,433
                                                       ================    ================

CLASS B
  Sold                                                          635,508           2,465,423
  Issued in Reinvestment of Distributions                            --                  --
  Redeemed                                                     (261,360)           (420,462)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                             374,148           2,044,961
                                                       ================    ================

CLASS C
  Sold                                                        1,136,212           4,083,997
  Issued in Reinvestment of Distributions                            --                  --
  Redeemed                                                     (484,723)           (736,820)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                             651,489           3,347,177
                                                       ================    ================

CLASS Z
  Sold                                                       10,878,965          18,350,666
  Issued in Reinvestment of Distributions                            --                  --
  Redeemed                                                   (7,347,261)        (10,421,280)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                           3,531,704           7,929,386
                                                       ================    ================

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                          Strong Advisor U.S. Value Fund
                                                       ------------------------------------
                                                       Six Months Ended        Year Ended
                                                         June 30, 2003       Dec. 31, 2002
                                                       ----------------    ----------------
                                                          (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                            $        861,772    $      5,473,330
  Proceeds from Reinvestment of Distributions                    12,147             370,177
  Payment for Shares Redeemed                                  (460,859)         (4,576,333)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                   413,060           1,267,174

CLASS B
  Proceeds from Shares Sold                                     516,671           1,666,852
  Proceeds from Reinvestment of Distributions                     2,749             176,747
  Payment for Shares Redeemed                                  (474,584)           (485,944)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    44,836           1,357,655

CLASS C
  Proceeds from Shares Sold                                     424,978           1,315,639
  Proceeds from Reinvestment of Distributions                     1,144              25,857
  Payment for Shares Redeemed                                  (170,615)           (267,268)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                   255,507           1,074,228

CLASS K
  Proceeds from Shares Sold                                   3,742,644          13,002,981
  Proceeds from Reinvestment of Distributions                     7,527               9,930
  Payment for Shares Redeemed                                (2,580,372)         (1,156,304)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                 1,169,799          11,856,607

CLASS Z
  Proceeds from Shares Sold                                  36,719,412         118,873,719
  Proceeds from Reinvestment of Distributions                   154,288           9,855,988
  Payment for Shares Redeemed                               (59,360,545)        (70,028,503)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               (22,486,845)         58,701,204
                                                       ----------------    ----------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                            $    (20,603,643)   $     74,256,868
                                                       ================    ================

--------------------------------------------------------------------------------

                                                                  Strong Advisor
                                                                 U.S. Value Fund
                                                       ------------------------------------
                                                       Six Months Ended       Year Ended
                                                         June 30, 2003       Dec. 31, 2002
                                                       ----------------    ----------------
                                                          (Unaudited)
Transactions in Shares of Each Class of
 the Fund Were as Follows:

CLASS A
  Sold                                                           59,806             338,473
  Issued in Reinvestment of Distributions                           854              22,294
  Redeemed                                                      (33,779)           (322,986)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                              26,881              37,781
                                                       ================    ================

CLASS B
  Sold                                                           38,224             111,965
  Issued in Reinvestment of Distributions                           192              10,387
  Redeemed                                                      (34,737)            (33,910)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                               3,679              88,442
                                                       ================    ================

CLASS C
  Sold                                                           31,265              87,390
  Issued in Reinvestment of Distributions                            83               1,601
  Redeemed                                                      (12,747)            (18,614)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                              18,601              70,377
                                                       ================    ================

CLASS K
  Sold                                                          276,593             910,728
  Issued in Reinvestment of Distributions                           536                 611
  Redeemed                                                     (180,074)            (83,911)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                              97,055             827,428
                                                       ================    ================

CLASS Z
  Sold                                                        2,658,036           7,547,227
  Issued in Reinvestment of Distributions                        10,829             577,220
  Redeemed                                                   (4,151,187)         (4,185,995)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                          (1,482,322)          3,938,452
                                                       ================    ================

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                Strong Advisor
                                                            Endeavor Large Cap Fund            Strong Advisor Focus Fund
                                                       ---------------------------------   ---------------------------------
                                                       Six Months Ended     Year Ended     Six Months Ended      Year Ended
                                                         June 30, 2003     Dec. 31, 2002     June 30, 2003     Dec. 31, 2002
                                                       ----------------    -------------   ----------------    -------------
                                                          (Unaudited)                         (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                            $      7,254,663    $  16,393,415   $        132,031    $     452,000
  Proceeds from Reinvestment of Distributions                        --               --                 --               --
  Payment for Shares Redeemed                                (5,469,550)      (6,400,225)          (287,467)      (2,024,184)
                                                       ----------------    -------------   ----------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                 1,785,113        9,993,190           (155,436)      (1,572,184)

CLASS B
  Proceeds from Shares Sold                                     348,452          266,871             17,143          198,008
  Proceeds from Reinvestment of Distributions                        --               --                 --               --
  Payment for Shares Redeemed                                  (180,234)         (15,344)          (167,701)        (275,731)
                                                       ----------------    -------------   ----------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                   168,218          251,527           (150,558)         (77,723)

CLASS C
  Proceeds from Shares Sold                                     118,913          178,334            102,478           51,385
  Proceeds from Reinvestment of Distributions                        --               --                 --               --
  Payment for Shares Redeemed                                   (27,717)         (38,097)           (95,550)        (284,139)
                                                       ----------------    -------------   ----------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    91,196          140,237              6,928         (232,754)
                                                       ----------------    -------------   ----------------    -------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                            $      2,044,527    $  10,384,954   $       (299,066)   $  (1,882,661)
                                                       ================    =============   ================    =============

Transactions in Shares of Each Class of
 the Funds Were as Follows:

CLASS A
  Sold                                                          922,163        1,855,501             26,528           77,432
  Issued in Reinvestment of Distributions                            --               --                 --               --
  Redeemed                                                     (704,889)        (761,825)           (59,938)        (358,043)
                                                       ----------------    -------------   ----------------    -------------
  Net Increase (Decrease) in Shares                             217,274        1,093,676            (33,410)        (280,611)
                                                       ================    =============   ================    =============

CLASS B
  Sold                                                           44,408           33,834              3,623           34,187
  Issued in Reinvestment of Distributions                            --               --                 --               --
  Redeemed                                                      (25,019)          (2,149)           (35,164)         (50,690)
                                                       ----------------    -------------   ----------------    -------------
  Net Increase (Decrease) in Shares                              19,389           31,685            (31,541)         (16,503)
                                                       ================    =============   ================    =============

CLASS C
  Sold                                                           15,004           20,442             21,296            9,049
  Issued in Reinvestment of Distributions                            --               --                 --               --
  Redeemed                                                       (3,825)          (4,900)           (19,348)         (51,781)
                                                       ----------------    -------------   ----------------    -------------
  Net Increase (Decrease) in Shares                              11,179           15,542              1,948          (42,732)
                                                       ================    =============   ================    =============

--------------------------------------------------------------------------------

                                                                 Strong Advisor
                                                            International Core Fund            Strong Advisor Select Fund
                                                        --------------------------------    ---------------------------------
                                                        Six Months Ended     Year Ended     Six Months Ended     Year Ended
                                                         June 30, 2003     Dec. 31, 2002     June 30, 2003      Dec. 31, 2002
                                                        ----------------   -------------    ----------------   --------------
                                                          (Unaudited)                         (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                             $        241,189   $      82,717    $     18,437,671   $   28,329,556
  Proceeds from Reinvestment of Distributions                         --              --                  --          105,337
  Payment for Shares Redeemed                                         --          (8,947)         (8,923,101)     (13,665,422)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    241,189          73,770           9,514,570       14,769,471

CLASS B
  Proceeds from Shares Sold                                      250,617         211,824             144,230          224,679
  Proceeds from Reinvestment of Distributions                         --              --                  --              605
  Payment for Shares Redeemed                                    (22,865)         (4,153)            (33,485)        (246,523)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    227,752         207,671             110,745          (21,239)

CLASS C
  Proceeds from Shares Sold                                       11,286          65,008              85,587           96,740
  Proceeds from Reinvestment of Distributions                         --              --                  --              325
  Payment for Shares Redeemed                                         --              --             (28,443)         (42,582)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                     11,286          65,008              57,144           54,483
                                                        ----------------   -------------    ----------------   --------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                             $        480,227   $     346,449    $      9,682,459   $   14,802,715
                                                        ================   =============    ================   ==============

Transactions in Shares of Each Class of
 the Funds Were as Follows:

CLASS A
  Sold                                                            25,917           9,212           2,919,444        4,115,416
  Issued in Reinvestment of Distributions                             --              --                  --           16,256
  Redeemed                                                            --          (1,012)         (1,438,664)      (2,090,284)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Shares                               25,917           8,200           1,480,780        2,041,388
                                                        ================   =============    ================   ==============

CLASS B
  Sold                                                            27,686          23,290              23,061           34,824
  Issued in Reinvestment of Distributions                             --              --                  --               94
  Redeemed                                                        (2,747)           (493)             (5,305)         (39,516)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Shares                               24,939          22,797              17,756           (4,598)
                                                        ================   =============    ================   ==============

CLASS C
  Sold                                                             1,286           7,033              14,282           14,551
  Issued in Reinvestment of Distributions                             --              --                  --               51
  Redeemed                                                            --              --              (4,344)          (6,407)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Shares                                1,286           7,033               9,938            8,195
                                                        ================   =============    ================   ==============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                                                   Strong Advisor U.S.
                                                         Strong Advisor Technology Fund         Small/Mid Cap Growth Fund
                                                        --------------------------------    ---------------------------------
                                                        Six Months Ended     Year Ended     Six Months Ended     Year Ended
                                                         June 30, 2003     Dec. 31, 2002     June 30, 2003      Dec. 31, 2002
                                                        ----------------   -------------    ----------------   --------------
                                                          (Unaudited)                         (Unaudited)         (Note 1)
Capital Share Transactions of Each Class of
 Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                             $        219,233   $     266,907    $        204,341   $      346,166
  Proceeds from Reinvestment of Distributions                         --              --                  --               --
  Payment for Shares Redeemed                                   (112,471)       (459,954)            (21,399)          (1,000)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    106,762        (193,047)            182,942          345,166

CLASS B
  Proceeds from Shares Sold                                       44,855          12,000             122,246          371,166
  Proceeds from Reinvestment of Distributions                         --              --                  --               --
  Payment for Shares Redeemed                                         (4)        (12,910)                 --           (2,815)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                     44,851            (910)            122,246          368,351

CLASS C
  Proceeds from Shares Sold                                        4,018          30,503             287,055          230,374
  Proceeds from Reinvestment of Distributions                         --              --                  --               --
  Payment for Shares Redeemed                                    (27,378)        (98,665)                 --               --
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    (23,360)        (68,162)            287,055          230,374
                                                        ----------------   -------------    ----------------   --------------

Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                             $        128,253   $    (262,119)   $        592,243   $      943,891
                                                        ================   =============    ================   ==============

Transactions in Shares of Each Class of
 the Funds Were as Follows:

CLASS A
  Sold                                                            44,948          42,387              25,531           39,538
  Issued in Reinvestment of Distributions                             --              --                  --               --
  Redeemed                                                       (23,518)        (77,487)             (2,516)            (141)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Shares                               21,430         (35,100)             23,015           39,397
                                                        ================   =============    ================   ==============

CLASS B
  Sold                                                             8,678           1,820              15,349           42,958
  Issued in Reinvestment of Distributions                             --              --                  --               --
  Redeemed                                                            (1)         (3,407)                 --             (378)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Shares                                8,677          (1,587)             15,349           42,580
                                                        ================   =============    ================   ==============

CLASS C
  Sold                                                               800           4,804              36,432           24,692
  Issued in Reinvestment of Distributions                             --              --                  --               --
  Redeemed                                                        (6,325)        (20,272)                 --               --
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Shares                               (5,525)        (15,468)             36,432           24,692
                                                        ================   =============    ================   ==============

--------------------------------------------------------------------------------

                                                                 Strong Advisor
                                                            Utilities and Energy Fund
                                                       -----------------------------------
                                                       Six Months Ended       Period Ended
                                                         June 30, 2003       Dec. 31, 2002
                                                       ----------------      -------------
                                                          (Unaudited)          (Note 1)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                            $      8,852,170      $   6,765,504
  Proceeds from Reinvestment of Distributions                    27,466              4,689
  Payment for Shares Redeemed                                  (405,481)          (108,685)
                                                       ----------------      -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                 8,474,155          6,661,508

CLASS B
  Proceeds from Shares Sold                                      12,736            113,000
  Proceeds from Reinvestment of Distributions                        92                 31
  Payment for Shares Redeemed                                        --                 --
                                                       ----------------      -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    12,828            113,031

CLASS C
  Proceeds from Shares Sold                                      61,070            176,187
  Proceeds from Reinvestment of Distributions                       568                310
  Payment for Shares Redeemed                                        --                 --
                                                       ----------------      -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    61,638            176,497
                                                       ----------------      -------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                            $      8,548,621      $   6,951,036
                                                       ================      =============

Transactions in Shares of Each Class of
 the Fund Were as Follows:

CLASS A
  Sold                                                          926,703             689,582
  Issued in Reinvestment of Distributions                         2,867                 518
  Redeemed                                                      (44,396)            (12,430)
                                                       ----------------      --------------
  Net Increase (Decrease) in Shares                             885,174             677,670
                                                       ================      ==============

CLASS B
  Sold                                                            1,466              11,499
  Issued in Reinvestment of Distributions                            10                   3
  Redeemed                                                           --                  --
                                                       ----------------      --------------
  Net Increase (Decrease) in Shares                               1,476              11,502
                                                       ================      ==============

CLASS C
  Sold                                                            6,523              18,747
  Issued in Reinvestment of Distributions                            62                  34
  Redeemed                                                           --                  --
                                                       ----------------      --------------
  Net Increase (Decrease) in Shares                               6,585              18,781
                                                       ================      ==============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                Strong Advisor Large Company Core Fund
                                                       -------------------------------------------------------
                                                       Six Months Ended      Period Ended         Year Ended
                                                        June 30, 2003        Dec. 31, 2002      Sept. 30, 2002
                                                       ----------------      -------------      --------------
                                                         (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                            $     28,621,356      $   2,892,737      $    3,325,537
  Proceeds from Reinvestment of Distributions                    19,287              5,268             138,369
  Payment for Shares Redeemed                                (1,916,020)          (832,881)           (484,661)
                                                       ----------------      -------------      --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                26,724,623          2,065,124           2,979,245

CLASS B
  Proceeds from Shares Sold                                   3,609,929            391,098             100,000
  Proceeds from Reinvestment of Distributions                       104                 --                  --
  Payment for Shares Redeemed                                  (149,993)                --                  --
                                                       ----------------      -------------      --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                 3,460,040            391,098             100,000

CLASS C
  Proceeds from Shares Sold                                   3,066,936            385,146             100,000
  Proceeds from Reinvestment of Distributions                        --                 69                  --
  Payment for Shares Redeemed                                  (197,743)                --                  --
                                                       ----------------      -------------      --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                 2,869,193            385,215             100,000

CLASS K
  Proceeds from Shares Sold                                  17,702,330                 --             100,000
  Proceeds from Reinvestment of Distributions                    45,728                 --                  --
  Payment for Shares Redeemed                                (1,151,188)                --                  --
                                                       ----------------      -------------      --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                16,596,870                 --             100,000
                                                       ----------------      -------------      --------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                            $     49,650,726      $   2,841,437      $    3,279,245
                                                       ================      =============      ==============

--------------------------------------------------------------------------------

                                                                Strong Advisor Large Company Core Fund
                                                       -------------------------------------------------------
                                                       Six Months Ended      Period Ended         Year Ended
                                                        June 30, 2003        Dec. 31, 2002      Sept. 30, 2002
                                                       ----------------      -------------      --------------
                                                         (Unaudited)
Transactions in Shares of Each Class of
 the Fund Were as Follows:

CLASS A
  Sold                                                        3,138,139            322,256             359,651
  Issued in Reinvestment of Distributions                         2,117                599              13,573
  Redeemed                                                     (213,083)           (93,720)            (50,178)
                                                       ----------------      -------------      --------------
  Net Increase (Decrease) in Shares                           2,927,173            229,135             323,046
                                                       ================      =============      ==============
CLASS B
  Sold                                                          400,595             43,625              12,173
  Issued in Reinvestment of Distributions                            12                 --                  --
  Redeemed                                                      (15,641)                --                  --
                                                       ----------------      -------------      --------------
  Net Increase (Decrease) in Shares                             384,966             43,625              12,173
                                                       ================      =============      ==============

CLASS C
  Sold                                                          333,620             42,953              12,173
  Issued in Reinvestment of Distributions                            --                  8                  --
  Redeemed                                                      (20,338)                --                  --
                                                       ----------------      -------------      --------------
  Net Increase (Decrease) in Shares                             313,282             42,961              12,173
                                                       ================      =============      ==============

CLASS K
  Sold                                                        1,978,583                  7              12,173
  Issued in Reinvestment of Distributions                         5,065                 --                  --
  Redeemed                                                     (128,881)                --                  --
                                                       ----------------      -------------      --------------
  Net Increase (Decrease) in Shares                           1,854,767                  7              12,173
                                                       ================      =============      ==============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

9.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of June 30, 2003:

                                                                                                                 Net Unrealized
                                                                              Gross              Gross           Appreciation/
                                                            Cost of         Unrealized         Unrealized        (Depreciation)
                                                          Investments      Appreciation       Depreciation       on Investments
                                                       ----------------   ---------------   ---------------     ---------------
     Strong Advisor Common Stock Fund                  $  1,481,088,915   $   290,327,594   $   (64,887,397)    $   225,440,197
     Strong Advisor Mid Cap Growth Fund                      81,079,250        14,001,509          (229,100)         13,772,409
     Strong Advisor Small Cap Value Fund                  1,329,835,250       250,951,188       (78,012,700)        172,938,488
     Strong Advisor U.S. Value Fund                         215,432,671        26,402,018        (6,329,830)         20,072,188
     Strong Advisor Endeavor Large Cap Fund                  32,228,446         3,231,046          (354,857)          2,876,189
     Strong Advisor Focus Fund                                3,304,002           398,194           (11,145)            387,049
     Strong Advisor International Core Fund                   1,077,139            88,128           (14,018)             74,110
     Strong Advisor Select Fund                              66,737,149         6,722,592          (660,834)          6,061,758
     Strong Advisor Technology Fund                           1,893,333           344,025          (138,302)            205,723
     Strong Advisor U.S. Small/Mid Cap Growth Fund            1,291,261           356,491           (17,639)            338,852
     Strong Advisor Utilities and Energy Fund                14,976,846           955,025           (35,104)            919,921
     Strong Advisor Large Company Core Fund                  59,740,389         4,157,261          (410,683)          3,746,578

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                      Net Capital      Post-
                                                          Loss        October
                                                       Carryovers     Losses
                                                     -------------  -----------
     Strong Advisor Common Stock Fund                $ 163,553,251  $        --
     Strong Advisor Mid Cap Growth Fund                126,755,765      422,205
     Strong Advisor Small Cap Value Fund                 8,884,388    5,125,978
     Strong Advisor U.S. Value Fund                     14,903,875           --
     Strong Advisor Endeavor Large Cap Fund              8,704,961       54,871
     Strong Advisor Focus Fund                           4,618,400       25,268
     Strong Advisor International Core Fund                 22,212        5,477
     Strong Advisor Select Fund                         12,400,183    1,377,101
     Strong Advisor Technology Fund                      1,113,701       83,821
     Strong Advisor U.S. Small/Mid Cap Growth Fund         142,262       25,893
     Strong Advisor Utilities and Energy Fund              528,144           --
     Strong Advisor Large Company Core Fund              1,015,803        3,039

10.  Special Meeting of Shareholders of Strong Advisor Mid Cap Growth Fund

     On August 1, 2003, the Strong Advisor Mid Cap Growth Fund's and Strong Growth Fund's Board of Directors approved the reorganization of the Strong Advisor Mid Cap Growth Fund into the Strong Growth Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003. Effective after the close of the market on August 22, 2003 the Strong Advisor Mid Cap Growth Fund is closed to new investors.

11.  Special Meeting of Shareholders of Strong Multi Cap Value Fund

     On August 1, 2003, the Strong Multi Cap Value Fund's and Strong Advisor Small Cap Value Fund's Board of Directors approved the reorganization of the Strong Multi Cap Value Fund into the Strong Advisor Small Cap Value Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003. Effective after the close of the market on August 22, 2003 the Strong Multi Cap Value Fund is closed to new investors.

12.  Special Meeting of Shareholders of Strong Advisor U.S. Value Fund

     On August 1, 2003, the Board of Directors of the Strong Advisor U.S. Value Fund met and approved a subadvisory agreement between Matrix Asset Advisors, Inc. and Strong Capital Management, Inc., subject to shareholder approval at a meeting scheduled for October 31, 2003. The subadvisory agreement, if approved by shareholders, would be effective November 3, 2003.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ADVISOR COMMON STOCK FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               ------------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/           2002               2001          2000/(c)(d)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     15.87       $     19.71       $     20.15       $     18.90

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.04)            (0.08)/(e)/       (0.04)            (0.00)/(f)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     2.69             (3.76)            (0.36)             1.28
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    2.65             (3.84)            (0.40)             1.28

Less Distributions:
  From Net Investment Income                            --                --                --             (0.03)
  From Net Realized Gains                               --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --             (0.04)            (0.03)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     18.52       $     15.87       $     19.71       $     20.15
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +16.7%            -19.5%             -2.0%             +6.8%
  Net Assets, End of Period (In Millions)      $        61       $        46       $        28       $         0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              1.6%*             1.6%              1.6%              1.6%*
  Ratio of Expenses to Average Net Assets              1.6%*             1.6%              1.6%              1.6%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (0.6%)*           (0.5%)            (0.5%)*           (0.2%)*
  Portfolio Turnover Rate/(h)/                        25.5%             64.9%             89.3%             95.4%

STRONG ADVISOR COMMON STOCK FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               ------------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/           2002               2001          2000/(c)(d)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     15.67       $     19.62       $     20.16       $     18.90

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.10)            (0.22)/(e)/       (0.09)            (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     2.65             (3.73)            (0.41)             1.28
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    2.55             (3.95)            (0.50)             1.27

Less Distributions:
  From Net Investment Income                            --                --                --             (0.01)
  From Net Realized Gains                               --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --             (0.04)            (0.01)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     18.22       $     15.67       $     19.62       $     20.16
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +16.3%            -20.1%             -2.5%             +6.8%
  Net Assets, End of Period (In Millions)      $        31       $        24       $        16       $         0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              2.4%*             2.4%              2.5%              2.0%*
  Ratio of Expenses to Average Net Assets              2.4%*             2.4%              2.3%              2.0%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (1.4%)*           (1.3%)            (1.1%)*           (0.6%)*
  Portfolio Turnover Rate/(h)/                        25.5%             64.9%             89.3%             95.4%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d) Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(e)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(f)  Amount calculated is less than $0.005.
(g)  Amount is less than $500,000.
(h) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR COMMON STOCK FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               ------------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/           2002               2001          2000/(c)(d)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     15.68       $     19.62       $     20.16       $     18.90

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.11)            (0.22)/(e)/       (0.09)            (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     2.65             (3.72)            (0.41)             1.28
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    2.54             (3.94)            (0.50)             1.27

Less Distributions:
  From Net Investment Income                            --                --                --             (0.01)
  From Net Realized Gains                               --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --             (0.04)            (0.01)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     18.22       $     15.68       $     19.62       $     20.16
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +16.2%            -20.1%             -2.5%             +6.8%
  Net Assets, End of Period (In Millions)      $        28       $        23       $        15       $         0/(f)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              2.4%*             2.4%*             2.4%              2.0%*
  Ratio of Expenses to Average Net Assets              2.4%*             2.4%              2.2%              2.0%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (1.4%)*           (1.3%)            (1.1%)*           (0.6%)*
  Portfolio Turnover Rate/(g)/                        25.5%             64.9%             89.3%             95.4%

STRONG ADVISOR COMMON STOCK FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                             Period Ended
                                            -------------------------------------------------------------------------------
                                             June 30,    Dec. 31,        Dec. 31,     Dec. 31,     Dec. 31,        Dec. 31,
Selected Per-Share Data/(a)/                 2003/(b)/     2002             2001         2000         1999           1998
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $   15.97   $   19.78        $   20.16   $   25.21    $   21.06       $   21.02

Income From Investment Operations:
  Net Investment Income (Loss)                  (0.03)      (0.05)/(e)/      (0.02)       0.04        (0.01)           0.00/(h)/
  Net Realized and Unrealized Gains
   (Losses) on Investments                       2.71       (3.76)           (0.32)      (0.59)        8.19            1.36
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations               2.68       (3.81)           (0.34)      (0.55)        8.18            1.36

Less Distributions:
  From Net Investment Income                       --          --               --       (0.04)          --              --
  From Net Realized Gains                          --          --            (0.04)      (4.46)       (4.03)          (1.32)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                              --          --            (0.04)      (4.50)       (4.03)          (1.32)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $   18.65   $   15.97        $   19.78   $   20.16    $   25.21       $   21.06
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                  +16.8%      -19.3%            -1.7%       -1.2%       +40.4%           +6.6%
  Net Assets, End of Period (In Millions)   $   1,511   $   1,363        $   1,703   $   1,719    $   1,733       $   1,440
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                         1.4%*       1.3%             1.3%        1.2%         1.2%            1.2%
  Ratio of Expenses to Average Net Assets         1.4%*       1.3%             1.3%        1.2%         1.2%            1.2%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                         (0.4%)*     (0.3%)           (0.1%)       0.2%        (0.1%)           0.0%/(h)/
  Portfolio Turnover Rate/(g)/                   25.5%       64.9%            89.3%       95.4%        80.1%          102.6%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d) Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(e)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(f)  Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)  Amount calculated is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR MID CAP GROWTH FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               -----------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/           2002               2001          2000/(c)(d)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $      8.71       $     13.95       $     20.22       $     17.71

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.07)            (0.14)/(e)/       (0.22)/(e)/       (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     1.89             (5.10)            (6.05)             2.52
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.82             (5.24)            (6.27)             2.51

Less Distributions:
  From Net Investment Income                            --                --                --                --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --                --                --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     10.53       $      8.71       $     13.95       $     20.22
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +20.9%            -37.6%            -31.0%            +14.2%
  Net Assets, End of Period (In Millions)      $         9       $         6       $         7       $         1
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              1.6%*             1.6%              1.8%              1.7%*
  Ratio of Expenses to Average Net Assets              1.6%*             1.6%              1.8%              1.7%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (1.3%)*           (1.3%)            (1.4%)            (1.3%)*
  Portfolio Turnover Rate/(f)/                       160.1%            526.6%            650.0%            683.7%

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               -----------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/           2002               2001          2000/(c)(d)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $      8.59       $     13.89       $     20.21       $     17.71

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.10)            (0.23)/(e)/       (0.28)/(e)/       (0.02)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     1.85             (5.07)            (6.04)             2.52
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.75             (5.30)            (6.32)             2.50

Less Distributions:
  From Net Investment Income                            --                --                --                --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --                --                --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     10.34       $      8.59       $     13.89       $     20.21
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +20.4%            -38.2%            -31.3%            +14.1%
  Net Assets, End of Period (In Millions)      $         3       $         2       $         3       $         0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              2.6%*             2.6%              2.9%              2.0%*
  Ratio of Expenses to Average Net Assets              2.4%*             2.5%              2.3%              2.0%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (2.1%)*           (2.2%)            (1.9%)            (1.6%)*
  Portfolio Turnover Rate/(f)/                       160.1%            526.6%            650.0%            683.7%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d) Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(e)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR MID CAP GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               -----------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/           2002               2001          2000/(c)(d)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $      8.59       $     13.88       $     20.20       $     17.71

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.10)            (0.23)/(e)/       (0.28)/(e)/       (0.02)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     1.85             (5.06)            (6.04)             2.51
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.75             (5.29)            (6.32)             2.49

Less Distributions:
  From Net Investment Income                            --                --                --                --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --                --                --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     10.34       $      8.59       $     13.88       $     20.20
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +20.4%            -38.1%            -31.3%            +14.1%
  Net Assets, End of Period (In Millions)      $         1       $        1       $         1        $         0/(f)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              2.6%*             2.5%              2.8%              2.0%*
  Ratio of Expenses to Average Net Assets              2.4%*             2.4%              2.3%              2.0%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (2.1%)*           (2.2%)            (1.9%)            (1.6%)*
  Portfolio Turnover Rate/(g)/                       160.1%            526.6%            650.0%            683.7%

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                              Period Ended
                                               --------------------------------------------------------------------------------
                                                June 30,      Dec. 31,        Dec. 31,     Dec. 31,     Dec. 31,       Dec. 31
Selected Per-Share Data/(a)/                    2003/(b)/       2002            2001         2000         1999           1998
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $    8.70     $  13.97        $    20.21   $  23.25     $   13.03      $   11.38

Income From Investment Operations:
  Net Investment Income (Loss)                     (0.07)       (0.16)/(e)/       (0.19)     (0.15)        (0.12)         (0.12)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                   1.87        (5.11)            (6.05)     (1.90)        12.08           1.77
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  1.80        (5.27)            (6.24)     (2.05)        11.96           1.65

Less Distributions:
  From Net Realized Gains                             --           --                --      (0.99)        (1.74)            --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                 --           --                --      (0.99)        (1.74)            --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $   10.50     $   8.70        $    13.97   $  20.21     $   23.25      $   13.03
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
  Total Return                                     +20.7%       -37.7%            -30.9%      -8.6%        +92.0%         +14.5%
  Net Assets, End of Period (In Millions)      $      79     $     65        $      128   $    185     $      65      $      19
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                            1.9%*        1.8%              1.6%       1.4%          1.6%           1.7%
  Ratio of Expenses to Average Net Assets            1.8%*        1.8%              1.6%       1.3%          1.6%           1.7%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                               (1.5%)*      (1.5%)            (1.2%)     (0.9%)        (1.1%)         (0.9%)
  Portfolio Turnover Rate/(g)/                     160.1%       526.6%            650.0%     683.7%        681.0%         206.9%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d) Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(e)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(f)  Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               -----------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/           2002               2001           2000/(c)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     18.92       $     20.17       $     17.17       $     15.36

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.08)              0.3/(d)/        (0.14)/(d)/       (0.00)/(e)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     2.77             (1.28)             3.18              1.81
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    2.69             (1.25)             3.04              1.81

Less Distributions:
  From Net Realized Gains                               --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     21.61       $     18.92       $     20.17       $     17.17
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +14.2%             -6.2%            +17.7%            +11.8%
  Net Assets, End of Period (In Millions)      $       449       $      335        $       169       $         1
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              1.6%*             1.6%              1.6%              1.6%*
  Ratio of Expenses to Average Net Assets              1.5%*             1.6%              1.6%              1.6%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (0.9%)*            0.1%             (0.7%)            (0.8%)*
  Portfolio Turnover Rate/(f)/                        16.9%             28.2%             42.0%             60.3%

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               -----------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/           2002               2001          2000/(c)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     18.66       $     20.05       $     17.16       $     15.36

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.15)            (0.14)/(d)/       (0.25)/(d)/       (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     2.71             (1.25)             3.18              1.81
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    2.56             (1.39)             2.93              1.80

Less Distributions:
  From Net Realized Gains                               --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     21.22       $     18.66       $     20.05       $     17.16
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +13.7%             -6.9%            +17.1%            +11.7%
  Net Assets, End of Period (In Millions)      $        94       $       76        $        40       $         0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              2.3%*             2.4%              2.5%              2.0%*
  Ratio of Expenses to Average Net Assets              2.3%*             2.4%              2.3%              1.8%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (1.7%)*           (0.7%)            (1.4%)            (0.8%)*
  Portfolio Turnover Rate/(f)/                        16.9%             28.2%             42.0%             60.3%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount calculated is less than $0.005.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               -----------------------------------------------------------------
                                                 June 30,          Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                     2003/(b)/          2002               2001           2000/(c)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     18.68       $     20.07       $     17.17       $     15.36

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.15)            (0.13)/(d)/       (0.24)/(d)/       (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     2.73             (1.26)             3.18              1.82
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    2.58             (1.39)            (2.94)             1.81

Less Distributions:
  From Net Realized Gains                               --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     21.26       $     18.68       $     20.07       $     17.17
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +13.8%             -6.9%            +17.1%            +11.8%
  Net Assets, End of Period (In Millions)      $       125       $        98       $        38       $         0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              2.3%*             2.4%              2.4%              2.0%*
  Ratio of Expenses to Average Net Assets              2.3%*             2.4%              2.2%              1.8%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (1.6%)*           (0.6%)            (1.4%)            (0.7%)*
  Portfolio Turnover Rate/(f)/                        16.9%             28.2%             42.0%             60.3%

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                               Period Ended
                                               ---------------------------------------------------------------------------------
                                                 June 30,    Dec. 31,        Dec. 31,       Dec. 31,        Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                     2003/(b)/     2002            2001           2000            1999        1998
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $   18.98    $  20.22       $    17.17     $    13.59       $   10.61    $   10.00

Income From Investment Operations:
  Net Investment Income (Loss)                     (0.07)      (0.04)/(d)/      (0.08)          0.00/(g)/      (0.08)       (0.07)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                   2.79       (1.28)            3.17           3.58            3.06         0.68
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  2.72       (1.24)           (3.09)          3.58            2.98         0.61

Less Distributions:
  From Net Realized Gains                             --          --            (0.04)            --              --           --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                 --          --            (0.04)            --              --           --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $   21.70    $  18.98       $    20.22     $    17.17       $   13.59    $   10.61
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                     +14.3%       -6.1%           +18.0%         +26.3%          +28.1%        +6.1%
  Net Assets, End of Period (In Millions)      $     830    $    659       $      541     $      249       $      45    $      24
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                            1.4%*       1.5%             1.4%           1.4%            1.7%         1.9%
  Ratio of Expenses to Average Net Assets            1.4%*       1.5%             1.4%           1.4%            1.7%         1.9%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                               (0.7%)*      0.2%            (0.5%)          0.0%/(g)/     (1.0%)        (1.0%)
  Portfolio Turnover Rate/(f)/                      16.9%       28.2%            42.0%          60.3%          95.5%        121.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Calculated amount is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               ------------------------------------------------------------------
                                                 June 30,          Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                     2003/(b)/           2002              2001          2000/(c)(d)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     13.66       $     17.83       $     20.65       $      19.99

Income From Investment Operations:
  Net Investment Income (Loss)                        0.06              0.12/(f)/         0.05               0.00/(e)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     1.53             (2.77)            (2.56)              0.68
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.59             (2.65)            (2.51)              0.68

Less Distributions:
  From Net Investment Income                         (0.07)            (0.16)            (0.06)             (0.02)
  From Net Realized Gains                               --             (1.36)            (0.25)                --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                (0.07)            (1.52)            (0.31)             (0.02)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     15.18       $     13.66       $     17.83       $      20.65
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                       +11.6%            -16.3%            -12.2%              +3.4%
  Net Assets, End of Period (In Millions)      $         3       $         3       $         3       $          0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              1.4%*             1.3%              1.8%               1.3%*
  Ratio of Expenses to Average Net Assets              1.4%*             1.3%              1.8%               1.3%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                  0.9%*             0.9%              0.1%               0.1%*
  Portfolio Turnover Rate/(h)/                        32.7%             89.8%            116.1%              14.4%

STRONG ADVISOR U.S. VALUE FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               ------------------------------------------------------------------
                                                 June 30,          Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                     2003/(b)/           2002              2001          2000/(c)(d)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     13.67       $     17.81       $     20.66       $      19.99

Income From Investment Operations:
  Net Investment Income (Loss)                        0.01              0.02/(f)/        (0.00)/(e)/        (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     1.52             (2.78)            (2.60)              0.69
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.53             (2.76)            (2.60)              0.68

Less Distributions:
  From Net Investment Income                         (0.01)            (0.02)               --              (0.01)
  From Net Realized Gains                               --             (1.36)            (0.25)                --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                (0.01)            (1.38)            (0.25)             (0.01)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     15.19       $     13.67       $     17.81       $      20.66
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                       +11.2%            -17.0%            -12.6%              +3.4%
  Net Assets, End of Period (In Millions)      $         4       $         3       $         2       $          0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              2.2%*             2.2%              2.9%               2.0%*
  Ratio of Expenses to Average Net Assets              2.2%*             2.1%              2.3%               2.0%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                  0.2%*             0.1%             (0.4%)             (0.5%)*
  Portfolio Turnover Rate/(h)/                        32.7%             89.8%            116.1%              14.4%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d) Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(e)  Amount calculated is less than $0.005.
(f)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(g)  Amount is less than $500,000.
(h) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               ------------------------------------------------------------------
                                                 June 30,          Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                     2003/(b)/           2002              2001          2000/(c)(d)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     13.61       $     17.82       $     20.66       $      19.99

Income From Investment Operations:
  Net Investment Income (Loss)                        0.01              0.02/(f)/        (0.00)/(e)/        (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     1.52             (2.78)            (2.59)              0.69
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.53             (2.76)            (2.59)              0.68

Less Distributions:
  From Net Investment Income                         (0.01)            (0.09)               --              (0.01)
  From Net Realized Gains                               --             (1.36)            (0.25)                --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                (0.01)            (1.45)            (0.25)             (0.01)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     15.13       $     13.61       $     17.82       $      20.66
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                       +11.3%            -17.1%            -12.6%              +3.4%
  Net Assets, End of Period (In Millions)      $         2       $         1       $         1       $          0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              2.3%*             2.2%              2.4%               2.0%*
  Ratio of Expenses to Average Net Assets              2.2%*             2.2%              2.2%               2.0%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                  0.1%*             0.2%             (0.3%)             (0.5%)*
  Portfolio Turnover Rate/(h)/                        32.7%             89.8%            116.1%              14.4%

STRONG ADVISOR U.S. VALUE FUND -- CLASS K
--------------------------------------------------------------------------------

                                                                         Period Ended
                                                                 -----------------------------
                                                                  June 30,           Dec. 31,
Selected Per-Share Data/(a)/                                      2003/(b)/            2002
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $     13.56       $     17.87

Income From Investment Operations:
  Net Investment Income (Loss)                                          0.09              0.22/(f)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                       1.52             (2.81)
----------------------------------------------------------------------------------------------
  Total from Investment Operations                                      1.61             (2.59)

Less Distributions:
  From Net Investment Income                                           (0.09)            (0.36)
  From Net Realized Gains                                                 --             (1.36)
----------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.09)            (1.72)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $     15.08       $     13.56
==============================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------
  Total Return                                                         +11.9%            -16.0%
  Net Assets, End of Period (In Millions)                        $        14       $        11
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                                1.1%*             1.1%
  Ratio of Expenses to Average Net Assets                                1.0%*             1.0%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                                                 1.4%*             1.6%
  Portfolio Turnover Rate/(h)/                                          32.7%             89.8%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d) Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(e)  Amount calculated is less than $0.005.
(f)  Net investment income (loss) per share represents new investment income
     (loss) divided by average shares outstanding throughout the year.
(g)  Amount is less than $500,000.
(h) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                             Period Ended
                                            ---------------------------------------------------------------------------------------
                                            June 30,     Dec. 31,      Dec. 31,      Dec. 31,     Oct. 31,    Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                2003/(b)/      2002          2001       2000/(c)/       2000        1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $   13.74    $  17.87      $  20.65    $    21.63    $   20.58    $  17.20    $   15.84

Income From Investment Operations:
  Net Investment Income (Loss)                   0.04        0.05/(d)/     0.11          0.03         0.05        0.06         0.11
  Net Realized and Unrealized Gains
   (Losses) on Investments                       1.54       (2.79)        (2.53)        (0.52)        1.53        3.39         2.05
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations               1.58       (2.74)        (2.42)        (0.49)        1.58        3.45         2.16

Less Distributions:
  From Net Investment Income                    (0.04)      (0.03)        (0.11)        (0.03)       (0.05)      (0.07)       (0.11)
  From Net Realized Gains                          --       (1.36)        (0.25)        (0.46)       (0.48)         --        (0.69)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                           (0.04)      (1.39)        (0.36)        (0.49)       (0.53)      (0.07)       (0.80)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $   15.28    $  13.74      $  17.87    $    20.65    $   21.63    $  20.58    $   17.20
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                  +11.5%      -16.9%        -11.7%         -2.2%        +7.7%      +20.1%       +14.2%
  Net Assets, End of Period (In Millions)   $     197    $    197      $    186    $      251    $     252    $    182    $     171
  Ratio of Expenses to Average Net Assets         1.8%*       1.9%          1.2%          1.1%*        1.0%        1.1%         1.1%
   before Expense Offsets
  Ratio of Expenses to Average Net Assets         1.8%*       1.9%          1.2%          1.1%*        1.0%        1.1%         1.1%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                          0.6%*       0.3%          0.6%          0.8%*        0.3%        0.3%         0.7%
  Portfolio Turnover Rate/(e)/                   32.7%       89.8%        116.1%         14.4%        46.5%       32.3%        83.2%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                   Period Ended
                                                                 ------------------------------------------------
                                                                  June 30,          Dec. 31,            Dec. 31,
Selected Per-Share Data/(a)/                                      2003/(b)/           2002             2001/(f)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      7.55       $     10.59       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.03)            (0.10)/(d)/        (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments             1.09             (2.94)              0.86/(g)/
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      1.06             (3.04)              0.85

Less Distributions:
  From Net Realized Gains                                                 --                --              (0.26)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --                --              (0.26)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      8.61       $      7.55       $      10.59
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                         +14.0%            -28.7%              +8.5%
  Net Assets, End of Period (In Millions)                        $        34       $        28       $         28
  Ratio of Expenses to Average Net Assets before Expense
   Offsets                                                               1.8%*             2.0%               2.4%*
  Ratio of Expenses to Average Net Assets                                1.7%*             2.0%               2.4%*
  Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                               (0.9%)*           (1.2%)             (1.1%)*
  Portfolio Turnover Rate/(e)/                                         119.5%            420.4%              54.0%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  For the period from October 1, 2001 (public launch date) to December 31,
     2001.
(g) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                   Period Ended
                                                                 ------------------------------------------------
                                                                  June 30,           Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                                      2003/(b)/            2002           2001/(c)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      7.51       $     10.57       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.05)            (0.12)/(d)/        (0.04)
  Net Realized and Unrealized Gains (Losses) on Investments             1.07             (2.94)              0.87/(e)/
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      1.02             (3.06)              0.83

Less Distributions:
  From Net Realized Gains                                                 --                --              (0.26)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --                --              (0.26)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      8.53       $      7.51       $      10.57
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                         +13.6%            -29.0%              +8.3%
  Net Assets, End of Period (In Millions)                        $         1       $         0/(f)/  $          0/(f)/
  Ratio of Expenses to Average Net Assets before Expense
   Offsets                                                               3.3%*             4.7%               2.7%*
  Ratio of Expenses to Average Net Assets                                2.5%*             2.2%               2.6%*
  Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                               (1.6%)*           (1.4%)             (1.6%)*
  Portfolio Turnover Rate/(g)/                                         119.5%            420.4%              54.0%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                                 ------------------------------------------------
                                                                  June 30,          Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                                      2003/(b)/           2002            2001/(c)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      7.51       $     10.57       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.05)            (0.13)/(d)/        (0.04)
  Net Realized and Unrealized Gains (Losses) on Investments             1.07             (2.93)              0.87/(e)/
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      1.02             (3.06)              0.83

Less Distributions:
  From Net Realized Gains                                                 --                --              (0.26)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --                --              (0.26)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      8.53       $      7.51       $      10.57
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                         +13.6%            -29.0%              +8.3%
  Net Assets, End of Period (In Millions)                        $         0/(f)/  $         0/(f)/  $          0/(f)/
  Ratio of Expenses to Average Net Assets before Expense
   Offsets                                                               3.4%*             4.2%               2.7%*
  Ratio of Expenses to Average Net Assets                                2.5%*             2.3%               2.6%*
  Ratio of Net Investment Income (Loss) to Average Net Assets           (1.6%)*           (1.5%)             (1.6%)*
  Portfolio Turnover Rate/(g)/                                         119.5%            420.4%              54.0%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  For the period from October 1, 2001 (public launch date) to December 31,
     2001.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(f)  Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR FOCUS FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                         Period Ended
                                               ------------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/            2002              2001            2000/(c)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $      4.79       $      6.62       $     10.26       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.03)            (0.10)/(d)/       (0.07)             (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     0.44             (1.73)            (3.57)              0.27
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    0.41             (1.83)            (3.64)              0.26

Less Distributions:
  From Net Investment Income                            --                --                --                 --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --                --                 --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $      5.20       $      4.79       $      6.62       $      10.26
=================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                        +8.6%            -27.6%            -35.5%              +2.6%
  Net Assets, End of Period (In Millions)      $         2       $         2       $         5       $          1
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              3.4%*             2.9%              3.4%               7.3%*
  Ratio of Expenses to Average Net Assets              1.5%*             2.1%              1.5%               2.4%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (1.2%)*           (1.7%)            (0.9%)             (1.0%)*
  Portfolio Turnover Rate/(f)/                       187.1%            350.1%            605.7%              45.1%

STRONG ADVISOR FOCUS FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                         Period Ended
                                               ------------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/            2002              2001            2000/(c)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $      4.73       $      6.55       $     10.23       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.05)            (0.11)/(d)/       (0.08)             (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     0.43             (1.71)            (3.60)              0.24
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    0.38             (1.82)            (3.68)              0.23

Less Distributions:
  From Net Investment Income                            --                --                --                 --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --                --                 --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $      5.11       $      4.73       $      6.55       $      10.23
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                        +8.0%            -27.8%            -36.0%              +2.3%
  Net Assets, End of Period (In Millions)      $         1       $         1       $         2       $          0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              4.5%*             4.1%              4.6%               8.1%*
  Ratio of Expenses to Average Net Assets              2.2%*             2.4%              2.4%               3.1%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (1.9%)*           (2.0%)             (1.7%)            (1.6%)*
  Portfolio Turnover Rate/(f)/                       187.1%            350.1%            605.7%              45.1%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d)  Net investment income (loss) per share represents new investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR FOCUS FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                         Period Ended
                                               ------------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/            2002              2001            2000/(c)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $      4.73       $      6.55       $     10.23       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.05)            (0.11)/(d)/       (0.09)             (0.02)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     0.43             (1.71)            (3.59)              0.25
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    0.38             (1.82)            (3.68)              0.23

Less Distributions:
  From Net Investment Income                            --                --                --                 --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --                --                 --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $      5.11       $      4.73       $      6.55       $      10.23
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                        +8.0%            -27.8%            -36.0%              +2.3%
  Net Assets, End of Period (In Millions)      $         0/(e)/  $         0/(e)/  $         1       $          0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              4.4%*             3.9%              4.3%               8.1%*
  Ratio of Expenses to Average Net Assets              2.2%*             2.4%              2.4%               4.5%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (1.9%)*           (2.0%)            (1.7%)             (2.7%)*
  Portfolio Turnover Rate/(f)/                       187.1%            350.1%            605.7%              45.1%

STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                                 ------------------------------------------------
                                                                  June 30,           Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                                      2003/(b)/            2002            2001/(g)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      8.84       $     10.41       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                          0.08             (0.06)/(d)/        (0.03)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                       0.70             (1.51)              0.44
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.78             (1.57)              0.41

Less Distributions:
  From Net Investment Income                                              --                --                 --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --                --                 --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      9.62       $      8.84       $      10.41
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                          +8.8%            -15.1%              +4.1%
  Net Assets, End of Period (In Millions)                        $         0/(e)/  $         0/(e)/  $          0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                                9.3%*            52.4%               2.2%*
  Ratio of Expenses to Average Net Assets                                0.2%*             2.2%               2.2%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                                    3.2%*            (0.6%)             (1.1%)*
 Portfolio Turnover Rate/(f)/                                           16.7%             46.9%               4.0%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  For the period from October 1, 2001 (public launch date) to December 31,
     2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                                 ------------------------------------------------
                                                                  June 30,          Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                                      2003/(b)/           2002             2001/(c)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      8.82       $     10.40       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                          0.10             (0.08)/(d)/        (0.04)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                       0.68             (1.50)              0.44
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.78             (1.58)              0.40

Less Distributions:
  From Net Investment Income                                              --                --                 --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --                --                 --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      9.60       $      8.82       $      10.40
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                          +8.8%            -15.2%              +4.0%
  Net Assets, End of Period (In Millions)                        $         1       $         0/(e)/  $          0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                               10.1%*            52.0%               3.0%*
  Ratio of Expenses to Average Net Assets                                0.4%*             2.4%               2.7%*
  Ratio of Net Investment Income (Loss) to
   Average  Net Assets                                                   3.0%*            (0.8%)             (1.6%)*
  Portfolio Turnover Rate/(f)/                                          16.7%             46.9%               4.0%

STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                                 ------------------------------------------------
                                                                  June 30,           Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                                      2003/(b)/            2002            2001/(c)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      8.82       $     10.40       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                          0.12             (0.06)/(d)/        (0.04)
  Net Realized and Unrealized Gains (Losses)
    on Investments                                                      0.65             (1.52)              0.44
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.77             (1.58)              0.40

Less Distributions:
  From Net Investment Income                                              --                --                 --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --                --                 --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      9.59      $       8.82       $      10.40
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                          +8.7%            -15.2%              +4.0%
  Net Assets, End of Period (In Millions)                        $         0/(e)/ $          0/(e)/  $          0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                               10.4%*            52.5%               3.0%*
  Ratio of Expenses to Average Net Assets                                0.5%*             2.4%               2.7%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                                    2.8%*            (0.7%)             (1.6%)*
  Portfolio Turnover Rate/(f)/                                          16.7%             46.9%               4.0%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  For the period from October 1, 2001 (public launch date) to December 31,
     2001.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR SELECT FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                                 ------------------------------------------------
                                                                   June 30,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                                       2003/(b)/           2002              2001
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      6.10       $      7.99       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.03)            (0.07)/(c)/        (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments             0.77             (1.81)             (2.00)/(d)/
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.74             (1.88)             (2.01)

Less Distributions:
  From Net Realized Gains                                                 --             (0.01)                --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --             (0.01)                --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      6.84       $      6.10       $       7.99
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                         +12.1%            -23.5%             -20.1%
  Net Assets, End of Period (In Millions)                        $        73       $        56       $         57
  Ratio of Expenses to Average Net Assets before Expense
   Offsets                                                               1.7%*             1.6%               4.4%
  Ratio of Expenses to Average Net Assets                                1.7%*             1.6%               1.7%
  Ratio of Net Investment Income (Loss) to Average Net Assets           (1.1%)*           (1.1%)             (0.8%)
  Portfolio Turnover Rate/(e)/                                         112.2%            437.3%             359.7%

STRONG ADVISOR SELECT FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                                 ------------------------------------------------
                                                                  June 30,           Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                                      2003/(b)/            2002               2001
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      6.02       $      7.94       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.05)            (0.12)(c)          (0.09)
  Net Realized and Unrealized Gains (Losses) on Investments             0.74             (1.79)             (1.97)/(d)/
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.69             (1.91)             (2.06)

Less Distributions:
  From Net Realized Gains                                                 --             (0.01)                --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --             (0.01)                --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      6.71       $      6.02       $       7.94
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                         +11.5%            -24.0%             -20.6%
  Net Assets, End of Period (In Millions)                        $         0/(f)/  $         0/(f)/  $          0/(f)/
  Ratio of Expenses to Average Net Assets before
    Expense Offsets                                                      2.5%*             2.4%              12.4%
  Ratio of Expenses to Average Net Assets                                2.5%*             2.4%               2.5%
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                                          (1.8%)*           (1.9%)             (1.7%)
  Portfolio Turnover Rate/(e)/                                         112.2%            437.3%             359.7%

*    Calculated on an annual basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(d) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(e) Calculated on the basis of the Fund as a while without distinguishing between the classes of shares issued.
(f)  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR SELECT FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                     Period Ended
                                                  --------------------------------------------------
                                                    June 30,           Dec. 31,            Dec. 31,
Selected Per-Share Data/(a)/                        2003/(b)/            2002                2001
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $       6.02       $       7.93       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                           (0.06)             (0.12)/(c)/        (0.10)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                            0.76              (1.78)             (1.97)/(d)/
----------------------------------------------------------------------------------------------------
  Total from Investment Operations                        0.70              (1.90)             (2.07)

Less Distributions:
  From Net Realized Gains                                   --              (0.01)                --
----------------------------------------------------------------------------------------------------
  Total Distributions                                       --              (0.01)                --
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $       6.72       $       6.02       $       7.93
====================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------
  Total Return                                           +11.6%             -24.0%             -20.7%
  Net Assets, End of Period (In Millions)         $          0/(e)/  $          0/(e)/  $          0/(e)/
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                         2.6%*              2.3%              12.8%
  Ratio of Expenses to Average Net Assets                  2.5%*              2.3%               2.5%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                     (1.8%)*            (1.8%)             (1.7%)
  Portfolio Turnover Rate/(f)/                           112.2%             437.3%             359.7%

STRONG ADVISOR TECHNOLOGY FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                             Period Ended
                                                  ------------------------------------------------------------------
                                                    June 30,           Dec. 31,          Dec. 31,         Dec. 31,
Selected Per-Share Data/(a)/                        2003/(b)/            2002              2001           2000/(g)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $       4.24      $       7.22       $       9.27     $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                           (0.04)            (0.11)/(c)/        (0.05)           (0.05)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                            1.41             (2.87)             (1.99)           (0.68)
--------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        1.37             (2.98)             (2.04)           (0.73)

Less Distributions:
  From Net Realized Gains                                   --                --              (0.01)              --
--------------------------------------------------------------------------------------------------------------------
  Total Distributions                                       --                --              (0.01)              --
--------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                  $       5.61      $       4.24       $       7.22     $       9.27
====================================================================================================================
  Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
  Total Return                                           +32.3%            -41.3%             -22.0%            -7.3%
  Net Assets, End of Period (In Millions)         $          2      $          1       $          2     $          0/(e)/
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                         4.1%*             3.3%               7.0%            17.2%*
  Ratio of Expenses to Average Net Assets                  2.1%*             2.3%               1.6%             9.5%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                     (1.9%)*           (2.1%)             (1.0%)           (8.2%)*
  Portfolio Turnover Rate/(f)/                           114.1%            136.5%             157.9%            49.3%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  Net investment income (loss) per share represents new investment income
     (loss) divided by average shares outstanding throughout the year.
(d) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) For the period from December 1, 2000 (public launch date) to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR TECHNOLOGY FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                         Period Ended
                                             ---------------------------------------------------------------------
                                               June 30,           Dec. 31,           Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                   2003/(b)/            2002               2001             2000/(c)/
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       4.17       $       7.13       $       9.26       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                      (0.04)             (0.11)/(d)/        (0.09)             (0.08)
  Net Realized and Unrealized Gains
   (Losses) on Investments                           1.40              (2.85)             (2.03)             (0.66)
------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   1.36              (2.96)             (2.12)             (0.74)

Less Distributions:
  From Net Realized Gains                              --                 --              (0.01)                --
------------------------------------------------------------------------------------------------------------------
  Total Distributions                                  --                 --              (0.01)                --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $       5.53       $       4.17       $       7.13       $       9.26
==================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------
  Total Return                                      +32.6%             -41.5%             -22.9%              -7.4%
  Net Assets, End of Period (In Millions)    $          0/(e)/  $          0/(e)/  $          0/(e)/  $          0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                             5.1%*              4.5%               9.3%              17.3%*
  Ratio of Expenses to Average Net Assets             2.1%*              2.4%               2.5%              11.1%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                (1.9%)*            (2.2%)             (1.9%)             (9.7%)*
  Portfolio Turnover Rate/(f)/                      114.1%             136.5%             157.9%              49.3%

STRONG ADVISOR TECHNOLOGY FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                              Period Ended
                                                   -------------------------------------------------------------------
                                                     June 30,            Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                         2003/(b)/             2002              2001           2000/(c)/
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       4.16       $       7.11       $       9.26     $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                            (0.04)             (0.12)/(d)/        (0.09)           (0.08)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                          1.40              (2.83)             (2.05)           (0.66)
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         1.36              (2.95)             (2.14)           (0.74)

Less Distributions:
  From Net Realized Gains                                    --                 --              (0.01)              --
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                        --                 --              (0.01)              --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       5.52       $       4.16       $       7.11     $       9.26
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
  Total Return                                            +32.7%             -41.5%             -23.1%            -7.4%
  Net Assets, End of Period (In Millions)          $          0/(e)/  $          0/(e)/  $          1     $          0/(e)/
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                          5.0%*              4.2%               8.9%            17.3%*
  Ratio of Expenses to Average Net Assets                   2.1%*              2.5%               2.4%            11.1%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                      (1.9%)*            (2.2%)             (1.8%)           (9.7%)*
  Portfolio Turnover Rate/(f)/                            114.1%             136.5%             157.9%            49.3%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                       ------------------------------------
                                                           June 30,            Dec. 31,
Selected Per-Share Data/(a)/                               2003/(b)/           2002/(c)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $           7.14    $          10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                    (0.07)              (0.14)/(d)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                  1.99               (2.72)
-------------------------------------------------------------------------------------------
  Total from Investment Operations                                 1.92               (2.86)

Less Distributions:
  From Net Investment Income                                         --                  --
-------------------------------------------------------------------------------------------
  Total Distributions                                                --                  --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $           9.06    $           7.14
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                                    +26.9%              -28.6%
  Net Assets, End of Period (In Millions)              $              1    $              0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                           8.4%*              14.1%*
  Ratio of Expenses to Average Net Assets                           2.4%*               2.5%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                              (2.4%)*             (2.4%)*
  Portfolio Turnover Rate/(f)/                                     67.1%               98.1%

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                       ------------------------------------
                                                           June 30,            Dec. 31,
Selected Per-Share Data/(a)/                               2003/(b)/           2002/(c)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $           7.14    $          10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                    (0.08)              (0.14)/(d)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                  2.00               (2.72)
-------------------------------------------------------------------------------------------
  Total from Investment Operations                                 1.92               (2.86)

Less Distributions:
  From Net Investment Income                                         --                  --
-------------------------------------------------------------------------------------------
  Total Distributions                                                --                  --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $           9.06    $           7.14
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                                    +26.9%              -28.6%
  Net Assets, End of Period (In Millions)              $              1    $              0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                           9.2%*              14.9%*
  Ratio of Expenses to Average Net Assets                           2.5%*               2.5%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                              (2.4%)*             (2.4%)*
  Portfolio Turnover Rate/(f)/                                     67.1%               98.1%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from April 1, 2002 (public launch date) to December 31, 2002 (Note 1).
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                       ------------------------------------
                                                           June 30,            Dec. 31,
Selected Per-Share Data/(a)/                               2003/(b)/           2002/(c)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $           7.14    $          10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                    (0.06)              (0.13)/(d)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                  1.99               (2.73)
-------------------------------------------------------------------------------------------
  Total from Investment Operations                                 1.93               (2.86)

Less Distributions:
  From Net Investment Income                                         --                  --
-------------------------------------------------------------------------------------------
  Total Distributions                                                --                  --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $           9.07    $           7.14
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                                    +27.0%              -28.6%
  Net Assets, End of Period (In Millions)              $              1    $              0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                           9.6%*              15.3%*
  Ratio of Expenses to Average Net Assets                           2.5%*               2.5%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                              (2.4%)*             (2.4%)*
  Portfolio Turnover Rate/(f)/                                     67.1%               98.1%

STRONG ADVISOR UTILITIES AND ENERGY FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                       ------------------------------------
                                                           June 30,            Dec. 31,
Selected Per-Share Data/(a)/                               2003/(b)/           2002/(g)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $           9.02    $          10.00

Income From Investment Operations:
  Net Investment Income                                            0.07                0.08/(d)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                  0.81               (1.00)
-------------------------------------------------------------------------------------------
  Total from Investment Operations                                 0.88               (0.92)

Less Distributions:
  From Net Investment Income                                      (0.07)              (0.06)
-------------------------------------------------------------------------------------------
  Total Distributions                                             (0.07)              (0.06)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $           9.83    $           9.02
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                                     +9.8%               -9.2%
  Net Assets, End of Period (In Millions)              $             15    $              6
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                           1.8%*               2.2%*
  Ratio of Expenses to Average Net Assets                           1.8%*               2.2%*
  Ratio of Net Investment Income to Average
   Net Assets                                                       1.8%*               2.0%*
  Portfolio Turnover Rate/(f)/                                     67.5%               46.2%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from April 1, 2002 (public launch date) to December 31, 2002 (Note 1).
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) For the period From August 1, 2002 (public launch date) to December 31, 2002 (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR UTILITIES AND ENERGY FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                  Period Ended
                                                       ------------------------------------
                                                          June 30,              Dec. 31,
Selected Per-Share Data/(a)/                              2003/(b)/             2002/(c)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $           9.04       $       10.00

Income From Investment Operations:
  Net Investment Income                                            0.06                0.06(d)
  Net Realized and Unrealized Gains
   on Investments                                                  0.79               (1.00)
-------------------------------------------------------------------------------------------
  Total from Investment Operations                                 0.85               (0.94)

Less Distributions:
  From Net Investment Income                                      (0.04)              (0.02)
-------------------------------------------------------------------------------------------
  Total Distributions                                             (0.04)              (0.02)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $           9.85       $        9.04
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                                     +9.5%               -9.4%
  Net Assets, End of Period (In Millions)              $              0/(e)/  $           0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                           4.1%*               5.1%*
  Ratio of Expenses to Average Net Assets                           2.3%*               2.5%*
  Ratio of Net Investment Income to
   Average Net Assets                                               1.4%*               1.6%*
  Portfolio Turnover Rate/(f)/                                     67.5%               46.2%

STRONG ADVISOR UTILITIES AND ENERGY FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                       ------------------------------------
                                                           June 30,             Dec. 31,
Selected Per-Share Data/(a)/                               2003/(b)/            2002/(c)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $           9.02       $       10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                     0.05                0.05/(d)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                  0.80               (0.99)
--------------------------------------------------------------------------------------------
  Total from Investment Operations                                 0.85               (0.94)

Less Distributions:
  From Net Investment Income                                      (0.04)              (0.04)
--------------------------------------------------------------------------------------------
  Total Distributions                                             (0.04)              (0.04)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $           9.83       $        9.02
============================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------
  Total Return                                                     +9.5%               -9.4%
  Net Assets, End of Period (In Millions)              $              0/(e)/  $           0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                           3.4%*               5.3%*
  Ratio of Expenses to Average Net Assets                           2.4%*               2.5%*
  Ratio of Net Investment Income to Average
   Net Assets                                                       1.3%*               1.3%*
  Portfolio Turnover Rate/(f)/                                     67.5%               46.2%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from August 1, 2002 (public launch date) to December 31, 2002 (Note 1).
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                         Period Ended
                                            -------------------------------------------------------------------
                                              June 30,            Dec. 31,          Sep. 30,         Sep. 30,
Selected Per-Share Data/(a)/                 2003/(b)/           2002/(c)/          2002/(d)/          2001
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $       8.81       $       8.24       $       9.65     $      14.67

Income From Investment Operations:
  Net Investment Income                             0.00/(f)/          0.01/(g)/          0.07             0.12
  Net Realized and Unrealized Gains
   (Losses) on Investments                          0.86               0.57              (1.10)           (3.79)
---------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  0.86               0.58              (1.03)           (3.67)

Less Distributions:
  From Net Investment Income                       (0.01)             (0.01)             (0.05)           (0.12)
  From Net Realized Gains                             --                 --              (0.33)           (1.23)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                              (0.01)             (0.01)             (0.38)           (1.35)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $       9.66       $       8.81       $       8.24     $       9.65
===============================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
  Total Return/(f)/                                 +9.8%              +7.0%             -11.5%           -26.4%
  Net Assets, End of Period (In Millions)   $         38       $          9       $          6     $          4
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                            1.9%*              3.1%*              3.7%             4.7%
  Ratio of Expenses to Average Net Assets            1.5%*              1.5%*              1.5%             1.5%
  Ratio of Net Investment Income to
   Average Net Assets                                0.3%*              0.1%*              0.8%             1.0%
  Portfolio Turnover Rate/(h)/                      77.9%              36.4%             190.4%           221.6%


                                                               Period Ended
                                            --------------------------------------------------
                                               Sep. 30,           Sep. 30,           Sep. 30,
Selected Per-Share Data/(a)/                     2000               1999            1998/(e)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $      11.72       $       9.71       $      10.00

Income From Investment Operations:
  Net Investment Income                             0.14               0.09               0.14
  Net Realized and Unrealized Gains
   (Losses) on Investments                          3.26               2.03              (0.29)
----------------------------------------------------------------------------------------------
  Total from Investment Operations                  3.40               2.12              (0.15)

Less Distributions:
  From Net Investment Income                       (0.14)             (0.11)             (0.14)
  From Net Realized Gains                          (0.31)                --                 --
----------------------------------------------------------------------------------------------
  Total Distributions                              (0.45)             (0.11)             (0.14)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $      14.67       $      11.72       $       9.71
==============================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------
  Total Return/(f)/                                +29.5%             +21.9%              -1.6%
  Net Assets, End of Period (In Millions)   $          5       $          3       $          2
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                            3.8%               4.6%               8.5%*
  Ratio of Expenses to Average Net Assets            1.5%               1.5%               1.5%*
  Ratio of Net Investment Income to
   Average Net Assets                                1.1%               0.8%               1.8%*
  Portfolio Turnover Rate/(h)/                     142.7%             113.4%              98.1%

STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                       ------------------------------------
                                                            June 30,            Dec. 31,
Selected Per-Share Data/(a)/                                2003/(b)/          2002/(i)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $           8.79    $           8.21

Income From Investment Operations:
  Net Investment Income                                           (0.02)              (0.02)/(g)/
  Net Realized and Unrealized Gains
   on Investments                                                  0.83                0.60
-------------------------------------------------------------------------------------------
  Total from Investment Operations                                 0.81                0.58

Less Distributions:
  From Net Investment Income                                         --                  --
-------------------------------------------------------------------------------------------
  Total Distributions                                                --                  --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $           9.60    $           8.79
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                                     +9.2%               +7.1%
  Net Assets, End of Period (In Millions)              $              4    $              0/(j)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                           2.6%*               4.2%*
  Ratio of Expenses to Average Net Assets                           2.4%*               2.5%*
  Ratio of Net Investment Income to Average
   Net Assets                                                      (0.7%)*             (0.2%)*
  Portfolio Turnover Rate/(h)/                                     77.9%               36.4%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 2002, the Fund changed its fiscal year-end from September to December.
(d) Effective September 5, 2002 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.
(e) For the period from November 4, 1997 (public launch date) to September 30, 1998.
(f)  Amount calculated is less than $0.005.
(g)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(h) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(i)  For the period from October 1, 2002 (public launch date) to December 31,
     2002.
(j)  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                            Period Ended
                                                                   ------------------------------
                                                                     June 30,          Dec. 31,
Selected Per-Share Data/(a)/                                         2003/(b)/         2002/(c)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $       8.79      $       8.21

Income From Investment Operations:
  Net Investment Income (Loss)                                            (0.01)            (0.02)/(d)/
  Net Realized and Unrealized Gains (Losses)
-------------------------------------------------------------------------------------------------
   on Investments                                                          0.82              0.60
  Total from Investment Operations                                         0.81              0.58

Less Distributions:
  From Net Investment Income                                                 --             (0.00)/(e)/
-------------------------------------------------------------------------------------------------
  Total Distributions                                                        --             (0.00)/(e)/
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $       9.60      $       8.79
=================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------
  Total Return                                                             +9.2%             +7.1%
  Net Assets, End of Period (In Millions)                          $          4      $          0/(f)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                                   2.6%*             4.2%*
  Ratio of Expenses to Average Net Assets                                   2.5%*             2.5%*
  Ratio of Net Investment Income to Average
   Net Assets                                                              (0.8%)*           (0.2%)*
  Portfolio Turnover Rate/(g)/                                             77.9%             36.4%

STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS K
--------------------------------------------------------------------------------

                                                                            Period Ended
                                                                   ------------------------------
                                                                    June 30,          Dec. 31,
Selected Per-Share Data/(a)/                                        2003/(b)/         2002/(c)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $       8.80      $       8.21

Income From Investment Operations:
  Net Investment Income                                                    0.04              0.02/(d)/
  Net Realized and Unrealized Losses on Investments                        0.86              0.59
-------------------------------------------------------------------------------------------------
  Total from Investment Operations                                         0.90              0.61

Less Distributions:
  From Net Investment Income                                              (0.03)            (0.02)
-------------------------------------------------------------------------------------------------
  Total Distributions                                                     (0.03)            (0.02)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $       9.67      $       8.80
=================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------
  Total Return                                                            +10.2%             +7.4%
  Net Assets, End of Period (In Millions)                          $         18      $          0/(f)/
  Ratio of Expenses to Average Net Assets before Expense Offsets            1.5%*             2.9%*
  Ratio of Expenses to Average Net Assets                                   1.0%*             1.0%*
  Ratio of Net Investment Income to Average Net Assets                      0.4%*             1.1%*
  Portfolio Turnover Rate/(g)/                                             77.9%             36.4%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  For the period from October 1, 2002 (public launch date) to December 31,
     2002.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount calculated is less than $0.005.
(f)  Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

   Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

     Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association ("FAAM"), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor"), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Christopher O. Petersen, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT35733 08-03

Strong Investments
P.O. Box 2936  |  Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                                SADVEQY/WH2006 C

Item 1. Reports to Stockholders

                                               SEMIANNUAL REPORT | June 30, 2003


                                                                      The Strong

                                                                           Value

                                                                           Funds

                              [PHOTO APPEARS HERE]

                   Strong All Cap Value Fund

                    Strong Dow 30 Value Fund

             Strong Mid Cap Disciplined Fund

                 Strong Multi Cap Value Fund

             Strong Small Company Value Fund

                 Strong Strategic Value Fund

                 Strong Dividend Income Fund

                                                                   [STRONG LOGO]

                                               SEMIANNUAL REPORT | June 30, 2003


                                                                      The Strong

                                                                           Value

                                                                           Funds

Table of Contents

Investment Reviews

     Strong All Cap Value Fund ................................ 2
     Strong Dow 30 Value Fund ................................. 4
     Strong Mid Cap Disciplined Fund .......................... 6
     Strong Multi Cap Value Fund .............................. 8
     Strong Small Company Value Fund ..........................10
     Strong Strategic Value Fund ..............................12
     Strong Dividend Income Fund ..............................14

Financial Information

     Schedules of Investments in Securities
          Strong All Cap Value Fund ...........................16
          Strong Dow 30 Value Fund ............................18
          Strong Mid Cap Disciplined Fund .....................18
          Strong Multi Cap Value Fund .........................20
          Strong Small Company Value Fund .....................22
          Strong Strategic Value Fund .........................23
          Strong Dividend Income Fund .........................26
     Statements of Assets and Liabilities .....................29
     Statements of Operations .................................32
     Statements of Changes in Net Assets ......................36
     Notes to Financial Statements ............................38

Financial Highlights ..........................................47

Directors and Officers ........................................51

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update--January 1 to June 30, 2003

In the early 1930s, politicians and policymakers in the United States and elsewhere made a series of strategic errors that resulted in what historians termed "an economic contraction." The rest of us call that period of horrible human suffering and deprivation The Great Depression. When it finally ended, those same politicians and economists vowed never to make the same mistakes again.

In this country, seven decades later, the lessons of The Great Depression still echo in our hearts and minds. Today, responding to weak economic growth and fears of a possible severe slowdown, our government's economic policymakers have employed almost every imaginable tool to spur economic growth. As the world's biggest economy and the economic engine of the world, the U.S. has led the way--but not alone. Other countries and regional economic authorities are likewise moving to stimulate their economies.

The store of economic stimulants being brought to bear is unrivaled since World War II. In the U.S. alone, we have witnessed massive government spending, with a projected deficit larger than any in history. Monetary policy also has contributed, pushing short-term interest rates to the lowest levels in more than 50 years. A weaker dollar aims to support manufacturing and export growth. Changes in the tax laws on dividends and the evolving shift in corporate compensation away from stock options to stock grants should meaningfully improve corporate capital allocation.

History has demonstrated that it is dangerous to bet against the world's governing bodies when they resolve to propel economic growth. Signs suggest that we are in the beginning stages of a solid economic rebound. Early in such a recovery phase, stocks and commodity prices usually rise, anticipating further recovery. As additional signs of improvement emerge, consumer and business confidence historically grows, and soon spending typically accelerates.

In the early stages of recovery, employment generally lags (usually 12-18 months) until employers gain confidence that such momentum will be sustained. Because politicians are hypersensitive to employment numbers, they constantly beat the drums of despair, when in reality hiring may be about to improve. And so, it is not unusual to see more aggressive measures taken beyond the point where a legitimate recovery is in place and employment is actually ready to expand.

The strength of our economic system is that, beneath the bland economic statistics reported daily, the system is always driving toward greater efficiency and productivity. Those gains, in turn, inspire growth and create wealth. The pressure and incentive for positive change is heightened during downturns. Thus, our economy is often stronger in the ensuing recovery. It is the combination of our political freedom and our flexible economic system that has created the world's richest and most productive country.

The change that our system creates and accommodates is astonishing. At the beginning of the 20th century, 60 million Americans were employed in agriculture. Today, that number has shrunk to an almost unbelievable 2.5 million people. In the 1950s, 35% of Americans were employed in manufacturing; that number has now fallen to 15%. Manufacturing supplanted farming as the country's dominant employer and wealth generator. Now, the service and technology sectors are taking their turn as the nation's leading economic sectors.

The changes under way in executive compensation and taxation of shareholder dividends are important for all investors to understand. The use of stock grants instead of stock options--that is, real money in place of pipe dreams and gimmicks--should shore up the financial foundation of American corporations. Likewise, the dividend tax law change should have far-reaching consequences. The time-honored practice of companies returning part of their profits to shareholders is a sound one. Issuing dividends will make corporate executives more sensitive to downside risk as well as upside opportunity. The impact of lower taxes on those dividends could be massive.

The United States and the rest of the world are in a consolidation phase following the 1990s, a period that was--in every economic sense--abnormal. The boom and the resultant bust scared and disoriented all of us. But we believe that chapter is closing, and we are wiser for the lessons it taught us.

At the end of the day, there is a good chance that governmental growth initiatives throughout the world will work. If they do, the world's economy will recover, and we could reach a healthy 4%-plus real growth rate in 2004. The current program of policy and tax changes should lay the foundation for job growth and a sustained period of better economic times.

Investors should get on the right side of these trends by continuing to invest using the appropriate combination of stocks and bonds, always consistent with their long-term financial goals.

                                                                      /s/ Dick

Strong All Cap Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong All Cap Value Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. Although the Fund may invest in stocks of any economic sector, at times it may emphasize the energy sector or other sectors. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risks, for liquidity, or to enhance the Fund's return). The manager may sell a stock when the manager believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

                    Growth of an Assumed $10,000 Investment+
                             From 3-28-02 to 6-30-03

                              [CHART APPEARS HERE]

                                                   Lipper
                The Strong                         Mid-Cap
                  All Cap          S&P 500          Core
                Value Fund         Index*       Funds Index*
Mar 02           $ 10,000         $ 10,000        $ 10,000
Jun 02           $  8,930         $  8,661        $  8,939
Sep 02           $  7,020         $  7,166        $  7,476
Dec 02           $  7,580         $  7,769        $  7,968
Mar 03           $  7,280         $  7,524        $  7,665
Jun 03           $  9,060         $  8,682        $  9,092

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

We're happy to report excellent absolute results for the first half of the year. On a relative basis, the Fund's performance also significantly exceeded that of its broad-based benchmark, the S&P 500 Index. Although the first quarter was challenging, the second quarter's results were particularly strong.

Improvement in the second quarter

The first two months of the year started off troublesome and wearisome, weighed down by negative economic data, concerns about impending war with Iraq, the SARS outbreak, and poor weather conditions.

Beginning in mid-March, though, a strong reversal of some of those trends converged to drive a market rally. Among the positive factors were better-than-expected corporate earnings, quick progress in the Iraq war, continued interest rate easing by the Federal Reserve, and improving consumer confidence. In addition, new tax legislation passed in May that featured cuts on capital gains and dividends spurred more gains toward the end of the period.

A variety of stocks contributed to performance

The strongest sectors of the market for the first half of the year were technology and healthcare as compared to the Russell 3000(R) Value Index. The Fund's holdings in these sectors participated in the strong returns, but the main driver of performance over the period was individual stock selection.

Companies that made positive contributions to performance came from a number of industries, including specialty metals and chemicals, military suppliers, and suppliers of products and services to the petroleum industry. Consumer-oriented stocks, including clothing makers, consumer electronics retailers, Internet service providers, and boating supply companies also made positive contributions.

Diminishing the results from those companies were negative contributions from companies in building supplies, IT consulting, and utilities.

The outlook for value investing

For the past three years, the economy and the markets were on a declining trend. For many investors, fear and a desire for capital preservation overpowered the quest for capital appreciation. As a result, the proportion of assets in money market funds and fixed-income investments has reached a very high level. If the equity markets continue to improve, more investors could be enticed to shift more of these assets into stocks.

The Federal Reserve has been a good friend to many by providing ample liquidity with low interest rates.

Housing prices in general remain strong, with many homeowners taking advantage of low interest rates by refinancing mortgages--in many cases more than once--and also taking advantage of cash-out mortgages. Nothing inspires consumers' confidence more than having additional money in their pockets. We might prefer to see consumers getting that money through job growth and improved personal income, but at this point, the end result is the same.

The year 2004 will bring a Presidential election. The Bush Administration is working to win votes and has a Republican-majority Senate eager to provide fiscal stimulus for the economy to help. For the moment, the overall environment is starting to look good, and we believe this scenario bodes well for a cyclical market upturn.

We thank you for your continued investment in the Strong All Cap Value Fund.

I. Charles Rinaldi
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
-----------------------------------------

          1-year                     1.46%

          Since Fund Inception      -7.55%
          (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Fund's performance, especially for very short periods, should not be the sole factor in making your investment decisions.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Mid-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Core Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Dow 30 Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Dow 30 Value Fund seeks capital growth. The Fund invests in the 30 blue-chip companies that make up the Dow Jones Industrial Average(SM)(DJIA)./1/ The Fund indexes half of its assets to the DJIA by maintaining price-weighted positions in each of the 30 DJIA companies' securities. In this way, this portion of the Fund's portfolio will seek to approximate the price-weighted total return of these companies. In addition, the Fund will invest between 30% and 50% of its net assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. These valuation measures include dividend yields, price/earnings (P/E) ratios, cash flows, discounted cash flows, value of discounted dividends, P/E ratios to growth rates, earnings momentum, and earnings revisions. The Fund will invest up to 20% of its net assets in cash and short-term, investment-grade, fixed-income securities. Generally, the Fund will not have a position in any company greater than 10% of the Fund's net assets. The manager may sell a holding from the actively managed portion of the portfolio when it no longer fits the selection criteria.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-97 to 6-30-03

                              [CHART APPEARS HERE]

                                 Dow Jones         Lipper
                The Strong      Industrial       Large-Cap
                  Dow 30        Average(SM)     Value Funds
                Value Fund       (DJIA)*           Index*
Dec 97           $ 10,000        $ 10,000         $ 10,000
Jun 98           $ 11,273        $ 11,411         $ 11,276
Dec 98           $ 11,611        $ 11,813         $ 11,824
Jun 99           $ 13,978        $ 14,227         $ 13,152
Dec 99           $ 14,499        $ 15,023         $ 13,099
Jun 00           $ 13,612        $ 13,729         $ 12,838
Dec 00           $ 13,811        $ 14,290         $ 13,355
Jun 01           $ 13,422        $ 14,022         $ 12,867
Dec 01           $ 12,804        $ 13,510         $ 12,209
Jun 02           $ 11,908        $ 12,577         $ 11,098
Dec 02           $ 10,747        $ 11,486         $  9,807
Jun 03           $ 11,567        $ 12,523         $ 10,861

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Dow Jones Industrial Average(SM) (DJIA) and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Over the six months ended June 30, 2003, the Fund's performance was close to that of its broad-based benchmark, the Dow Jones Industrial Average. The Fund posted mild losses in the first quarter, when the markets and the economy were stalled by concerns about the war with Iraq. In the second quarter, the Fund posted strong returns as quick progress on the war boosted investor and consumer confidence.

Two very different quarters

The economy and markets started January on an optimistic note, but both quickly fell as fears of the impact of war with Iraq consumed the minds of investors, businesses, and consumers. In the uncertainty, businesses delayed spending and made additional cutbacks in payroll, and consumer confidence weakened. Equities reached their low point in mid-March, and returns in most sectors were negative.

In the second quarter, however, the progress of the coalition forces in Iraq proved to be better than many expected, driving strong upward momentum in the markets. The recovery was broad-based, with virtually every sector posting positive returns. Newly restored confidence in America--not just in its military strength but also in its economic power--drove this sea change in investor sentiment. Continued monetary stimulus from the Federal Reserve and fiscal stimulus in the form of tax cuts from the President and Congress also helped to increase optimism regarding the prospects for economic recovery.

As investors gained more confidence in the economy, they became willing to put more money back into the equity markets--even though current economic news has been mixed. This is consistent with a role the stock market has historically played--as a leading indicator of economic growth.

Large-cap stocks performed more strongly in the early part of this rebound, from mid-March through mid-April. At that point, investor sentiment and tolerance for risk accelerated, which allowed small- and mid-cap stocks to outperform large-cap stocks. For similar reasons, growth stocks outperformed value stocks in the second-quarter rally and for the period overall.

Our approach to an improving economy

Over the period, we did not make major changes to the overall makeup of the portfolio, which invests primarily in the 30 stocks that make up the Dow Jones Industrial Average. Half of the Fund's assets are invested in those stocks in proportion to their representation in the index. We actively manage the other half of the Fund, adding to our positions in those stocks that meet our value criteria and that we believe offer the potential for outperformance.

This approach led us to add to our position in financials stocks early in the year. These stocks hurt performance in the first quarter, but in the second they were among the strongest holdings in the actively managed portion of the Fund. Stocks in the technology and industrial materials sectors also made significant, positive contributions to the performance of the Fund's active portfolio.

Recovery appears likely to continue

Consumer-related sectors have led the recovery to date, with housing activity and car sales both playing key roles in leading the economy out of recession. Despite weak employment data, consumer spending fundamentals remain fairly healthy and appear set to improve. Spending on housing and cars may slow, but retail and services spending may very well increase to fill the void.

Although businesses may wait a little longer before gaining full confidence and stepping up spending, we believe that once the turn comes, it could progress more quickly than expected. The cost-cutting measures that have been taking place over the past several years could set the stage for profits to expand faster than revenues.

Despite recent gains, price/earnings ratios for many stocks are still very reasonable, particularly when adjusted to account for low interest rates. We believe significant opportunities for further appreciation remain available in a variety of sectors.

At this point, we do not anticipate making significant changes to the actively managed portion of the portfolio over the remainder of 2003. We have already positioned this part of the Fund in those stocks meeting our value criteria that we believe are poised to benefit from current economic conditions. Of course, we will continue to closely monitor our stocks and the broader environment and strive to make adjustments as necessary.

Thank you for your investment in the Strong Dow 30 Value Fund.

Karen E. McGrath
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
-----------------------------------------
          1-year                    -2.87%

          3-year                    -5.28%

          5-year                     0.52%

          Since Fund Inception       2.68%
          (12-31-97)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/1/ Dow Jones(SM), Dow Jones Industrial Average(SM), Dow 30(SM), The Dow(SM), and DJIA(SM) are service marks of Dow Jones & Company, Inc., and have been licensed for use for certain purposes by the Strong Dow 30 Value Fund. The Strong Dow 30 Value Fund is not sponsored, endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

     The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

* The Dow Jones Industrial Average is a price-weighted average based on the performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted over the years for stock splits, stock dividends, and substitution of stock). The total return is computed by reinvesting quarterly dividends on a monthly basis. The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. Source of the DJIA index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Mid Cap Disciplined Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Mid Cap Disciplined Fund seeks capital growth. It invests, under normal conditions, at least 80% of its net assets in stocks of medium-capitalization companies that the Fund's manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index at the time of investment. To identify these companies, the manager engages in in-depth, first-hand research. Visits with members of a company's management team are often an integral part of this process. The goal of the manager's research is to identify companies that are undervalued or have growth potential that is not currently reflected in the companies' stock prices. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The manager may sell a stock when changes in its price or growth potential no longer make it an attractive investment.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-98 to 6-30-03

                              [CHART APPEARS HERE]

                 The Strong                       Lipper
                  Mid Cap        Russell         Mid-Cap
                Disciplined     Midcap(R)         Value
                    Fund          Index*       Funds Index*
Dec 98            $ 10,000      $ 10,000         $ 10,000
Mar 99            $ 11,740      $  9,953         $  9,603
Jun 99            $ 12,880      $ 11,034         $ 10,836
Sep 99            $ 11,420      $ 10,085         $ 10,041
Dec 99            $ 13,520      $ 11,823         $ 11,194
Mar 00            $ 15,580      $ 13,016         $ 11,654
Jun 00            $ 14,920      $ 12,428         $ 11,413
Sep 00            $ 15,200      $ 13,275         $ 12,124
Dec 00            $ 16,603      $ 12,799         $ 12,379
Mar 01            $ 14,878      $ 11,455         $ 11,901
Jun 01            $ 17,245      $ 12,548         $ 13,142
Sep 01            $ 15,060      $ 10,306         $ 11,528
Dec 01            $ 18,663      $ 12,079         $ 13,213
Mar 02            $ 20,099      $ 12,592         $ 14,036
Jun 02            $ 18,213      $ 11,389         $ 12,817
Sep 02            $ 15,128      $  9,381         $ 10,579
Dec 02            $ 16,465      $ 10,124         $ 11,276
Mar 03            $ 15,511      $  9,884         $ 10,800
Jun 03            $ 18,882      $ 11,690         $ 12,871

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

As is typical in the early stages of an economic recovery, in the first six months of 2003, smaller stocks outperformed larger stocks, and growth stocks performed better than value stocks. In a departure from the previous three years, all equity categories delivered positive results. Mid-cap stocks performed better than large-cap stocks, but not as well as small caps.

Because of our value discipline in a growth-tilted market, the Strong Mid Cap Disciplined Fund slightly underperformed its broad-based index, the Russell Midcap Index. The Fund did, however, outperform its peer group index, the Lipper Mid-Cap Value Funds Index.

Strength in the year's second quarter

After a slow first quarter, the pace of all markets quickened in the second quarter. Financial assets of all types--stocks, bonds, and commodities--appreciated sharply. Bond yields decreased to levels not seen since the 1950s, and the S&P 500 Index posted its best quarterly return since 1998. A swift and favorable end to major combat in Iraq along with unprecedented liquidity provided by tax cuts, 50-year-low interest rates, large amounts of cash in the system, and ever-rising home values all contributed to the positive investment environment.

We would caution, however, that liquidity-driven markets like the one we have just experienced are not sustainable without improving economic fundamentals. And while it does appear that the economy did reach a bottom, it is not clear when and if significant growth in revenues, profits, and employment will occur. Given these concerns, we expect our valuation discipline and our focus on risk management to be of greater importance over the next six months than they were in the first half of the year.

Many sectors contributed to performance

Our strong valuation discipline tends to cause us to sell stocks as they appreciate; nonetheless, we were able to keep close to the pace of the torrid market, thanks to the steady pipeline of new ideas uncovered by our rigorous research process. Fund performance was helped by strong stock selection in most sectors, with the healthcare and industrial sectors being particular standouts. Our decision to add significantly to beaten-down healthcare stocks finally paid off in the second quarter, as growth investors aggressively bid up stock prices in this sector. We sold several strong performers, but we have continued to find enough opportunities in the sector to maintain a significant overweighting as compared to the broad-based benchmark.

Within the industrial sector, our focus was on waste companies as well as opportunistic purchases of defense companies. Both of these areas helped performance over the six months; we believe they should continue to do so as these companies are able to initiate or increase their dividends thanks to significant free-cash generation.

Our underweighting in the utility sector, which helped performance in 2002, hurt returns this period as the sector benefited from the dividend tax cut.

Some shifts in our sector allocations

Continuing a process begun a year ago, we reduced our position in financials in the first half of the year. In the mid-cap area of the market, this sector is dominated by regional banks, which held up better than average during the bear market. At this time, however, we find very few compelling financial ideas.

We are significantly overweighted in food stocks compared to the Russell Midcap Index, finding the steady growth, high dividends, and stable free cash flow of these businesses very compelling at this time. In addition, rotation out of this group by growth managers chasing faster-growth companies created an unusual opportunity to purchase these businesses when they were out of favor and undervalued.

For the first time since 2000, we are underweighting technology stocks, also compared to the Russell Midcap Index. Euphoria has begun to return to this sector, and we believe the valuations of many companies are now excessive given our valuation discipline. Instead, we have found several stocks in the materials sector (specifically paper and packaging) that we believe could benefit just as well as technology in an economic recovery--but these stocks have much more attractive valuations.

Looking ahead at the markets

We believe liquidity alone will not be sufficient to fuel a continued market upturn. The good news, though, is that we also believe the steep market declines of the past three years are behind us.

We will continue to keep our heads down and our eyes open, seeking out companies with solid assets, manageable debt levels, and credible management teams. We will work to buy these companies at attractive prices--which often come when they are temporarily out of favor with the market.

Thank you for your investment in the Strong Mid Cap Disciplined Fund.

Robert J. Costomiris
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
------------------------------------------
          1-year                     3.67%

          3-year                     8.17%

          Since Fund Inception      15.19%
          (12-31-98)

The Fund's since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

* The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Value Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Multi Cap Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Multi Cap Value Fund seeks long-term capital growth, and current income is a secondary objective. The Fund invests, under normal conditions, at least 80% of its net assets in common stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle. Although the Fund may invest in stocks of any economic sector, at times it may emphasize the energy sector or other sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return). The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

                    Growth of an Assumed $10,000 Investment+
                            From 10-22-85 to 6-30-03

                              [CHART APPEARS HERE]

                                                 Lipper
                The Strong                      Multi-Cap
                 Multi Cap       S&P 500          Value
                Value Fund        Index*       Funds Index*
Sep 85           $ 10,000       $  10,000        $ 10,000
Dec 85           $ 10,365       $  11,353        $ 10,971
Dec 86           $ 11,408       $  13,473        $ 12,691
Dec 87           $ 11,362       $  14,180        $ 13,459
Dec 88           $ 13,406       $  16,529        $ 15,897
Dec 89           $ 17,435       $  21,757        $ 19,271
Dec 90           $ 15,679       $  21,080        $ 17,971
Dec 91           $ 22,095       $  27,489        $ 22,808
Dec 92           $ 26,220       $  29,580        $ 25,377
Dec 93           $ 32,507       $  32,555        $ 28,861
Dec 94           $ 31,117       $  32,983        $ 28,893
Dec 95           $ 41,743       $  45,363        $ 37,853
Dec 96           $ 51,413       $  55,772        $ 45,798
Dec 97           $ 66,480       $  74,372        $ 58,122
Dec 98           $ 62,074       $  95,624        $ 61,915
Dec 99           $ 51,910       $ 115,744        $ 65,592
Dec 00           $ 53,772       $ 105,216        $ 71,912
Dec 01           $ 55,661       $  92,721        $ 72,844
Dec 02           $ 42,465       $  72,236        $ 60,019
Jun 03           $ 47,523       $  80,726        $ 68,204

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal values vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the first six months of 2003, the Strong Multi Cap Value Fund outperformed its broad-based benchmark, the S&P 500 Index. The first two-and-a-half months of the year were challenging, but the Fund--and the markets--rebounded strongly thereafter.

A dramatic change in the markets

The first two months of the year started off troublesome and wearisome, weighed down by negative economic data, concerns about impending war with Iraq, the SARS outbreak, and poor weather conditions.

Beginning in mid-March, though, a strong reversal of some of those trends converged to drive a market rally. Among the positive factors were better-than-expected corporate earnings, quick progress on the Iraq war, continued interest rate easing by the Federal Reserve, and improving consumer confidence. In addition, new tax legislation passed in May that featured cuts on capital gains and dividends spurred more gains toward the end of the period.

Equity indices posted double-digit returns for the first half of the year, with small caps outperforming large caps, and growth stocks edging out value.

Many contributors to positive results

In general, the Fund benefited from certain positions in energy, technology, and healthcare. Energy stocks, as well as the stocks of companies that supply or service the energy industry, benefited from the continuation of high crude oil prices and a sharp increase in the price for natural gas.

Strong contributors to Fund performance in the first half of the year came from a variety of industries, including wireless services, healthcare, specialty engineering and construction, semiconductor equipment, and energy services.

While the Fund outperformed its broad-based benchmark, the S&P 500 Index, holdings in consumer cyclicals and certain basic material stocks hurt our overall performance.

The outlook for value investing

For the past three years, the economy and the markets were on a declining trend. For many investors, fear and a desire for capital preservation overpowered the quest for capital appreciation. As a result, the proportion of assets in money market funds and fixed-income investments has reached a very high level. If the equity markets continue to improve, more investors could be enticed to shift more of these assets into stocks.

The Federal Reserve has been a good friend to many by providing ample liquidity with low interest rates. Housing prices in general remain strong, with many homeowners taking advantage of low interest rates by refinancing mortgages--in many cases more than once--and also taking advantage of cash-out mortgages. Nothing inspires consumers' confidence more than having additional money in their pockets. We might prefer to see consumers getting that money through job growth and improved personal income, but at this point the end result is the same.

The year 2004 will bring with it a Presidential election. The Bush Administration is working to win votes and has a Republican-majority Senate eager to provide fiscal stimulus for the economy to help. For the moment, the overall environment is starting to look good, and we believe this scenario bodes well for a cyclical market upturn.

We thank you for your continued investment in the Strong Multi Cap Value Fund.

I. Charles Rinaldi
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
------------------------------------------
          1-year                    -9.62%

          3-year                    -2.69%

          5-year                    -7.11%

          10-year                    5.12%

          Since Fund Inception       9.21%
          (10-22-85)

Equity funds are volatile investments and should only be considered for long-term goals.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Mid-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Value Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Small Company Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Small Company Value Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of small-capitalization companies that the Fund's manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Fund defines "small-capitalization companies" as companies whose market capitalization is substantially similar to that of companies in the Russell 2500(TM) Index at the time of investment. The manager tries to take advantage of the market's attention on short-term prospects by focusing on indicators of a company's long-term success, such as balance sheets and underlying assets. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The manager may sell a stock when changes in price or growth potential no longer make it an attractive investment.

                    Growth of an Assumed $10,000 Investment+
                             From 3-28-02 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                        Lipper
                   Small          Russell        Small-Cap
                  Company         2000(R)          Core
                Value Fund         Index*       Funds Index*
Mar 02           $ 10,000        $ 10,000         $ 10,000
Jun 02           $  9,570        $  9,165         $  9,133
Sep 02           $  8,120        $  7,203         $  7,372
Dec 02           $  9,120        $  7,647         $  7,799
Mar 03           $  8,430        $  7,304         $  7,396
Jun 03           $ 11,350        $  9,014         $  8,917

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

As is typical in the early stages of an economic recovery, in the first six months of 2003, smaller stocks outperformed larger stocks, and growth stocks performed better than value stocks. In a departure from the previous three years, all equity categories delivered positive results.

Despite our valuation discipline in a growth-tilted market, we outperformed our broad-based index, the Russell 2000(R) Index, and our peer group as represented by the Lipper Small-Cap Core Funds Index.

Strength in the year's second quarter

After a slow first quarter, the pace of all markets quickened in the second quarter. Financial assets of all types--stocks, bonds, and commodities--appreciated sharply. Bond yields decreased to levels not seen since the 1950s, and the S&P 500 Index posted its best quarterly return since 1998. Gold reached a seven-year high, oil hit levels last reached in 1990, and natural gas matched its all-time high. A swift and favorable end to major combat in Iraq, along with unprecedented liquidity provided by tax cuts, 50-year-low interest rates, large amounts of cash in the system, and ever-rising home values all contributed to the positive investment environment.

We would caution, however, that liquidity-driven markets like the one we have just experienced are not sustainable without improving economic fundamentals. And while it does appear that the economy did reach a bottom, it is not clear when and if significant growth in revenues, profits, and employment will occur. Given these concerns, we expect our valuation discipline and our focus on risk management to be of greater importance over the next six months than they were in the first half of the year.

We were able to keep pace with the torrid market, thanks to the steady pipeline of new ideas provided by our rigorous research process. The Fund's performance was helped by strong stock selection across the board, though the healthcare, industrial, and technology sectors were particular standouts. Our decision to add significantly to beaten-down healthcare stocks finally paid off in the second quarter, as growth investors aggressively bid up stock prices in this sector. We sold several strong performers but have continued to find enough opportunities in the sector to maintain a modest overweighting as compared to the broad-based index, the Russell 2000 Index.

Some changes among the Fund's sectors

Continuing a process begun a year ago, we reduced our position in financials in the first half of the year. In the small-cap area of the market, this sector is dominated by thrifts and Real Estate Investment Trusts (REITs), which held up better than average during the bear market. At this point, however, we find very few compelling financial ideas. Should interest rates increase--a reasonable scenario given their currently low levels--we believe both thrifts and REITs would be likely to underperform.

We are significantly overweighted in food stocks, compared to the Russell 2000 Index, finding the steady growth, high dividends, and stable free cash flow of these businesses very compelling at this time. In addition, rotation out of this group by growth managers chasing faster-growth companies created an unusual opportunity to purchase these businesses when they were out of favor and undervalued.

Other sectors worthy of mention are consumer discretionary and materials. We are currently underweighted in consumer discretionary stocks, again compared to the Russell 2000 Index, having taken profits on retailers that we had previously added opportunistically. In their place, we have identified several stocks in the materials sector (specifically paper-related) that we believe should be able to benefit from an economic recovery and currently offer much more compelling valuations.

Looking ahead at the markets

We believe liquidity alone will not be sufficient to fuel a continued market upturn. The good news, though, is that we also believe the steep market declines of the past three years are behind us.

We will continue to keep our head down and our eyes open, seeking out companies with solid assets, manageable debt levels, and credible management teams. We will work to buy these companies at attractive prices--which often come when they are temporarily out of favor with the market.

Thank you for your investment in the Strong Small Company Value Fund.

Robert J. Costomiris
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
------------------------------------------
          1-year                    18.60%

          Since Fund Inception      10.59%
          (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Core Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Strategic Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Strategic Value Fund seeks capital growth. The Fund invests, under normal conditions, primarily in stocks of companies that the Fund's manager believes are undervalued relative to the market based on earnings, discounted cash flows, or asset value. The Fund may invest in stocks of any size. The manager engages in in-depth, first-hand research to identify companies that are undervalued or have growth potential (e.g., expected sales or earnings growth) that is not currently reflected in the companies' stock price. In determining that a company's growth potential is not currently reflected in its stock price, the manager compares internal research to published, independent industry reports regarding the expected growth of the company. Although the Fund may invest in stocks of any economic sector, at times it may emphasize the financial sector or other sectors. The manager may use a risk management tool to attempt to limit the difference between the Fund's return and the return of a style-specific benchmark. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return). The manager may sell a stock when changes in price or growth potential no longer make it an attractive investment.

                    Growth of an Assumed $10,000 Investment+
                             From 3-28-02 to 6-30-03

                              [CHART APPEARS HERE]

                                                  Lipper
                The Strong                       Multi-Cap
                 Strategic        S&P 500          Value
                Value Fund         Index*       Funds Index*
Mar 02           $ 10,000        $ 10,000         $ 10,000
Jun 02           $  9,080        $  8,661         $  8,955
Sep 02           $  7,420        $  7,166         $  7,438
Dec 02           $  8,014        $  7,769         $  8,048
Mar 03           $  7,502        $  7,524         $  7,709
Jun 03           $  8,896        $  8,682         $  9,145

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

As is typical in the early stages of an economic recovery, in the first six months of 2003, smaller stocks outperformed larger stocks, and growth stocks performed better than value stocks. In a departure from the previous three years, all equity categories delivered positive results.

Because of our value discipline in a growth-tilted market, the Strong Strategic Value Fund slightly underperformed its broad-based index, which is the S&P 500 Index, and its peer benchmark, which is the Lipper Multi-Cap Value Funds Index.

Strength in the year's second quarter

After a slow first quarter, the pace of all markets quickened in the second quarter. Financial assets of all types--stocks, bonds, and commodities--appreciated sharply. Bond yields decreased to levels not seen since the 1950s, and the S&P 500 posted its best quarterly return since 1998. Gold reached a seven-year high, oil hit levels last reached in 1990, and natural gas matched its all-time high. A swift and favorable end to major combat in Iraq, along with unprecedented liquidity provided by tax cuts, 50-year-low interest rates, large amounts of cash in the system, and ever-rising home values all contributed to the positive investment environment.

We would caution, however, that liquidity-driven markets like the one we have just experienced are not sustainable without improving economic fundamentals. And while it does appear that the economy did reach a bottom, it is not clear when and if significant growth in revenues, profits, and employment will occur. Given these concerns, we expect our valuation discipline and our focus on risk management to be of greater importance over the next six months than they were in the first half of the year.

Factors driving the Fund's performance

The portfolio's performance was helped by solid stock selection, particularly in financials and consumer discretionary stocks. On the other side, holdings in the energy and utilities sectors were modest drags on performance.

During the six months, we took profits on many of our holdings in the financials sector. While these stocks have contributed positively to performance, we believe that if interest rates increase--a reasonable expectation given their currently low levels--these stocks could underperform. With the proceeds from these sales, we added several stocks from the materials sector, specifically paper and packaging. We believe these stocks should be able to benefit more from an economic recovery, and we were still able to purchase them at compelling valuations.

Looking ahead at the markets

We believe liquidity alone will not be sufficient to fuel a continued market upturn. The good news, though, is that we believe the steep market declines of the past three years are behind us. We also believe companies are now less vulnerable to self-inflicted harm in the form of accounting irregularities and other corporate misconduct.

We will continue to keep our heads down and our eyes open, seeking out companies with solid assets, manageable debt levels, and credible management teams. We will work to buy these companies at attractive prices--which often come when they are temporarily out of favor with the market.

Thank you for your investment in the Strong Strategic Value Fund.

Robert J. Costomiris
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
------------------------------------------
          1-year                    -2.02%

          Since Fund Inception      -8.88%
          (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Multi-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Dividend Income Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Dividend Income Fund seeks total return by investing for both income and capital growth. The Fund invests, under normal conditions, at least 80% of its total assets in large- and medium-capitalization, dividend-paying, common stocks. Consequently, a substantial portion of the Fund's total return may come from dividend income. To select investments for the Fund, the managers focus on companies that are expected to grow over time and support a growing dividend payment, as well as stocks that do not pay dividends currently but offer prospects for capital growth and future dividend payments. The managers specifically look for companies with good future prospects and whose current stock prices are undervalued relative to the general market (e.g., based on earnings, cash flow, or asset value), the industry average, or the company's historical valuation based on earnings, cash flow, book value, or dividends. Although the Fund may invest in stocks of any economic sector, at times it may emphasize the financial sector or other sectors. The managers may sell a holding when there is a fundamental change in the outlook for the company (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                             From 7-1-93 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                         Lipper
                 Dividend                          Equity
                  Income          S&P 500       Income Funds
                   Fund            Index*          Index*
Jul 93           $ 10,170        $  9,960         $ 10,081
Dec 93           $ 10,450        $ 10,495         $ 10,558
Dec 94           $ 10,178        $ 10,633         $ 10,461
Dec 95           $ 13,939        $ 14,624         $ 13,582
Dec 96           $ 15,106        $ 17,980         $ 16,023
Dec 97           $ 19,270        $ 23,976         $ 20,374
Dec 98           $ 23,190        $ 30,828         $ 22,774
Dec 99           $ 23,326        $ 37,314         $ 23,728
Dec 00           $ 29,699        $ 33,920         $ 25,498
Dec 01           $ 26,373        $ 29,891         $ 24,172
Dec 02           $ 21,159        $ 23,288         $ 20,200
Jun 03           $ 23,241        $ 26,024         $ 22,118

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Equity Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Dividend Income Fund posted positive returns during the first half of the year, boosted by the strong performance among equities. The Fund's performance over the six months closely resembled that of the overall market, with generally declining performance in the first two months followed by strong appreciation over most of the rest of the period.

The Fund slightly underperformed its broad-based benchmark, the S&P 500 Index. This in large part reflected the strength of smaller, higher-growth stocks relative to larger, dividend-paying stocks during the second-quarter rally.

A strong market recovery

The exceptional equity recovery during the second quarter was fueled by a number of factors, including the relatively quick progress on the Iraq war, new tax cuts affecting both capital-gains rates and dividend taxation, and continued monetary stimulus from the Federal Reserve. The rally was particularly strong among smaller-capitalization equities, which as we have noted, contributed to the Fund's slight underperformance relative to its broad market benchmark.

Although relative performance was hurt in recent months by our emphasis on larger dividend-paying stocks, late in the period many of our holdings with attractive dividend yields began to experience meaningful levels of appreciation. This was apparently a response to the change in the tax treatment of dividends paid out to investors, which makes such stocks more attractive to many tax-conscious investors.

New developments in a number of sectors

Throughout the period, financials remained the largest single sector in the portfolio. This area of the market has continued to provide the Fund with significant potential for rising dividends. The Fund's largest and second-largest holdings both come from this sector, and both are among the largest companies in their industry. These companies have either already increased their dividend significantly or expressed inclination to do so.

Utility companies continue to be another area of emphasis in the portfolio. In the current environment, we have been able to identify a number of well-positioned utilities that we believe offer the potential for attractive dividend growth, which in turn offers the opportunity for capital appreciation.

We made our most significant changes to the portfolio over the six months in the telecommunications area. Following an unfavorable ruling by the Federal Communication Commission, we reduced our exposure to the sector. We believe that competition among the phone companies is now likely to further intensify, placing additional pressure on these companies' profit margins. In place of some of these holdings, we increased our exposure to the consumer discretionary area and added to our holdings among select technology-related companies.

Our view of the road ahead

We are optimistic about the outlook for the equity markets in general and larger, dividend-paying stocks specifically. Our approach to dividend-paying stocks favors larger, undervalued companies with conservative capital structures, strong market share, and the potential to increase dividends over time. We believe this focus will provide competitive risk-adjusted total returns over the long term.

The new tax legislation is expected to lead to a greater emphasis on dividends as way to reward shareholders. Several companies have already responded by increasing their dividends--a trend we expect to continue.

Thank you for your investment in the Strong Dividend Income Fund. We appreciate the opportunity to help you pursue your vital financial goals.

William A. Ferer
Portfolio Co-Manager

Mark D. Luftig
Portfolio Co-Manager

William H. Reaves
Portfolio Co-Manager

Ronald J. Sorenson
Portfolio Co-Manager

Average Annual Total Returns/1/
As of 6-30-03

Investor Class
------------------------------------------
          1-year                    -5.51%

          3-year                    -1.81%

          5-year                     2.77%

          Since Fund Inception       8.80%
          (7-1-93)

Class K/2/
------------------------------------------
          1-year                    -5.08%

          3-year                    -1.58%

          5-year                     2.91%

          Since Fund Inception       8.88%
          (7-1-93)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Strong Dividend Income Fund prior to December 8, 2001, is based on the Fund's previous investment strategy where the Fund was managed as a nondiversified utilities fund.

/2/ The performance of Class K shares prior to December 31, 2001, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Equity Income Funds Index is the average of the 30 largest funds in the Lipper Equity Income Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                            STRONG ALL CAP VALUE FUND

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 96.4%
Auto Manufacturers - Domestic 1.2%
General Motors Corporation                               1,350   $       48,600

Auto/Truck - Original Equipment 0.8%
Dura Automotive Systems, Inc. (b)                        3,390           33,256

Banks - Southeast 0.5%
Hibernia Corporation Class A                             1,040           18,886

Building - Cement/Concrete/Aggregate 0.5%
U.S. Concrete, Inc. (b)                                  5,860           22,502

Building - Construction Products/
 Miscellaneous 1.6%
Royal Group Technologies, Ltd. (b)                       9,015           64,277

Building - Heavy Construction 1.5%
Chicago Bridge & Iron Company NV                         2,635           59,762

Chemicals - Fertilizers 1.9%
Agrium, Inc.                                             7,040           77,158

Chemicals - Plastics 1.9%
Intertape Polymer Group, Inc. (b)                        7,590           45,160
PolyOne Corporation                                      7,195           32,018
                                                                 --------------
                                                                         77,178

Chemicals - Specialty 1.3%
OM Group, Inc.                                           3,565           52,512

Commercial Services - Security/Safety 1.6%
Armor Holdings, Inc. (b)                                 1,555           20,837
DHB Industries, Inc.                                    10,510           42,986
                                                                 --------------
                                                                         63,823

Commercial Services - Staffing 1.7%
kforce.com, Inc. (b)                                     6,700           32,361
MPS Group, Inc. (b)                                      5,375           36,980
                                                                 --------------
                                                                         69,341

Computer - Integrated Systems 0.7%
Evans & Sutherland Computer Corporation (b)              5,330           30,274

Computer - Memory Devices 1.4%
Iomega Corporation (b)                                   5,470           57,982

Computer Software - Enterprise 1.7%
Lightbridge, Inc. (b)                                    4,885           42,792
OSI Systems, Inc. (b)                                    1,730           27,784
                                                                 --------------
                                                                         70,576

Computer Software - Medical 0.8%
IDX Systems Corporation (b)                              2,025           31,428

Containers 0.8%
Constar International, Inc. (b)                          4,110           31,195

Electrical - Equipment 0.9%
Encore Wire Corporation (b)                              3,770           35,815

Electronics - Semiconductor Equipment 0.4%
Credence Systems Corporation (b)                         1,735           14,695

Electronics - Semiconductor Manufacturing 0.5%
TriQuint Semiconductor, Inc. (b)                         4,700           19,552

Electronics Products - Miscellaneous 0.6%
Celestica, Inc. (b)                                      1,515           23,877

Energy - Other 0.5%
Headwaters, Inc. (b)                                     1,280           18,803

Finance - Investment Brokers 0.6%
Labranche & Company, Inc.                                1,160           24,000

Food - Miscellaneous Preparation 0.9%
Del Monte Foods Company (b)                              4,305           38,056

Household - Office Furniture 0.4%
American Financial Realty Trust                          1,100           16,401

Insurance - Accident & Health 1.0%
UnumProvident Corporation                                2,910           39,023

Insurance - Life 1.1%
Phoenix Companies, Inc.                                  5,100           46,053

Insurance - Property/Casualty/Title 7.3%
Argonaut Group, Inc.                                     4,060           49,897
Chubb Corporation                                        1,200           72,000
Endurance Specialty Holdings, Ltd.                         665           19,850
Hartford Financial Services Group, Inc.                    530           26,691
Mercury General Corporation                              1,595           72,812
Penn-America Group, Inc.                                 4,810           54,113
                                                                 --------------
                                                                        295,363

Internet - E*Commerce 2.8%
FreeMarkets, Inc. (b)                                    6,240           43,430
Stamps.com, Inc. (b)                                    14,810           71,088
                                                                 --------------
                                                                        114,518

Internet - Internet Service
 Provider/Content 0.5%
EarthLink, Inc. (b)                                      2,655           20,948

Medical - Biomedical/Genetics 2.0%
CV Therapeutics, Inc. (b)                                1,775           52,647
deCODE GENETICS, INC. (b)                                9,785           30,529
                                                                 --------------
                                                                         83,176

Medical - Generic Drugs 1.1%
Andrx Group (b)                                          2,275           45,273

Medical - Nursing Homes 1.4%
Beverly Enterprises, Inc. (b)                           16,010           56,035

Medical - Outpatient/Home Care 0.7%
Gentiva Health Services, Inc. (b)                        3,135           28,215

Medical - Products 1.7%
Discovery Partners International, Inc. (b)               4,760           21,134
OraSure Technologies, Inc. (b)                           6,665           49,721
                                                                 --------------
                                                                         70,855

Metal Ores - Gold/Silver 4.7%
Apex Silver Mines, Ltd. (b)                              4,065           59,959
Harmony Gold Mining Company, Ltd.
 Sponsored ADR (c)                                       4,360           58,729
Meridian Gold, Inc. (b)                                  2,340           26,887
Newmont Mining Corporation Holding Company               1,400           45,444
                                                                 --------------
                                                                        191,019

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------
Metal Ores - Miscellaneous 3.9%
Alcan, Inc.                                              1,775   $       55,540
BHP Billiton, Ltd. Sponsored ADR                         3,265           37,841
Cleveland-Cliffs, Inc. (b)                               1,850           33,023
Inco, Ltd. (b)                                           1,465           30,970
                                                                 --------------
                                                                        157,374

Oil & Gas - Canadian Exploration &
 Production 0.8%
Canadian Natural Resources, Ltd.                           855           34,123

Oil & Gas - Canadian Integrated 1.1%
Imperial Oil, Ltd.                                       1,300           45,396

Oil & Gas - Drilling 3.0%
Helmerich & Payne, Inc.                                  1,140           33,288
Pride International, Inc. (b)                              995           18,726
Transocean, Inc. (b)                                     3,150           69,205
                                                                 --------------
                                                                        121,219

Oil & Gas - Field Services 8.2%
Global Industries, Ltd. (b)                             16,585           79,940
Key Energy Services, Inc. (b)                            7,570           81,150
Layne Christensen Company (b)                            6,360           51,325
Petroleum Helicopters, Inc. (b)                          1,120           35,336
Schlumberger, Ltd.                                       1,765           83,961
                                                                 --------------
                                                                        331,712
Oil & Gas - International Specialty 1.8%
CNOOC, Ltd. ADR                                          2,500           74,250

Oil & Gas - Machinery/Equipment 2.1%
Input/Output, Inc. (b)                                   7,385           39,731
Matrix Service Company (b)                               2,700           46,386
                                                                 --------------
                                                                         86,117

Oil & Gas - United States Exploration &
 Production 6.9%
Forest Oil Corporation (b)                               3,225           81,012
Noble Energy, Inc.                                       1,435           54,243
Pioneer Natural Resources Company (b)                    1,685           43,979
Range Resources Corporation (b)                         12,155           76,212
Stone Energy Corporation (b)                               570           23,894
                                                                 --------------
                                                                        279,340
Oil & Gas - United States Integrated 0.9%
El Paso Corporation                                      4,800           38,784

Pollution Control - Services 0.9%
Calgon Carbon Corporation                                6,530           37,548

Retail - Apparel/Shoe 1.9%
Limited Brands                                             795           12,323
Stage Stores, Inc. (b)                                   1,535           36,073
The Wet Seal, Inc. Class A (b)                           2,705           28,889
                                                                 --------------
                                                                         77,285

Retail - Department Stores 0.6%
J.C. Penney Company, Inc.                                1,550           26,118

Retail - Miscellaneous/Diversified 2.3%
Sharper Image Corporation (b)                            1,640           44,723
West Marine, Inc. (b)                                    2,695           47,189
                                                                 --------------
                                                                         91,912

Retail/Wholesale - Auto Parts 0.2%
The Pep Boys - Manny, Moe & Jack                           535            7,228

Retail/Wholesale - Computer/Cellular 0.6%
Insight Enterprises, Inc. (b)                            2,445           24,597

Steel - Producers 2.0%
IPSCO, Inc.                                              3,585           38,360
Steel Dynamics, Inc. (b)                                 3,130           42,881
                                                                 --------------
                                                                         81,241

Steel - Specialty Alloys 1.8%
GrafTech International, Ltd. (b)                        13,170           71,777

Telecommunications - Cellular 2.1%
AT&T Wireless Services, Inc. (b)                        10,530           86,451

Telecommunications - Equipment 1.7%
ADC Telecommunications, Inc. (b)                        29,780           69,328

Textile - Apparel Manufacturing 1.4%
Guess, Inc. (b)                                          9,500           57,000

Transportation - Rail 2.5%
CSX Corporation                                          3,435          103,359

Utility - Electric Power 0.7%
TECO Energy, Inc.                                        2,240           26,858
-------------------------------------------------------------------------------
Total Common Stocks (Cost $3,639,904)                                 3,919,444
-------------------------------------------------------------------------------
Short-Term Investments (a) 6.4%
Repurchase Agreements
State Street Bank (Dated 6/30/03),
 0.75%, Due 7/01/03 (Repurchase proceeds
 $260,505); Collateralized by: United States
 Government & Agency Issues (d)                    $   260,500          260,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $260,500)                            260,500
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $3,900,404) 102.8%                                             4,179,944
Other Assets and Liabilities, Net (2.8%)                               (112,874)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $    4,067,070
===============================================================================

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                      Contracts       Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                 130   $       21,408
Options written during the period                           90           15,709
Options closed                                            (160)         (27,817)
Options expired                                            (55)          (7,990)
Options exercised                                           --               --
                                                   -----------   --------------
Options outstanding at end of period                         5   $        1,310
                                                   ===========   ==============

WRITTEN CALL OPTIONS DETAIL
-------------------------------------------------------------------------------
                                                    Contracts
                                                   (100 shares       Value
                                                  per contract)     (Note 2)
-------------------------------------------------------------------------------
Harmony Gold Mining Company, Ltd.
 Sponsored ADR
 (Strike Price is $12.50. Expiration date
 is 11/21/03. Premium received is $1,310)                    5   $         (963)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                            STRONG DOW 30 VALUE FUND

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 98.1%
Aerospace - Defense 3.9%
The Boeing Company                                      98,100   $    3,366,792

Auto Manufacturers - Domestic 1.4%
General Motors Corporation                              33,700        1,213,200

Banks - Money Center 11.6%
Citigroup, Inc.                                        106,500        4,558,200
J.P. Morgan Chase & Company                            159,600        5,455,128
                                                                 --------------
                                                                     10,013,328

Beverages - Soft Drinks 1.8%
The Coca-Cola Company                                   33,500        1,554,735

Computer - Manufacturers 5.8%
Hewlett-Packard Company                                233,700        4,977,810

Computer - Services 3.2%
International Business Machines Corporation             33,700        2,780,250

Computer Software - Desktop 1.0%
Microsoft Corporation                                   33,700          863,057

Diversified Operations 16.5%
E.I. Du Pont de Nemours & Company                       69,100        2,877,324
General Electric Company                                83,700        2,400,516
Honeywell International, Inc.                           83,700        2,247,345
3M Co.                                                  33,700        4,346,626
United Technologies Corporation                         33,700        2,386,971
                                                                 --------------
                                                                     14,258,782

Electronics - Semiconductor
 Manufacturing 3.2%
Intel Corporation                                      133,700        2,778,821

Financial Services - Miscellaneous 4.9%
American Express Company                               101,400        4,239,534

Leisure - Photo Equipment/Related 1.1%
Eastman Kodak Company                                   33,700          921,695

Leisure - Services 4.0%
The Walt Disney Company                                176,100        3,477,975

Machinery - Construction/Mining 5.9%
Caterpillar, Inc.                                       91,200        5,076,192

Medical - Drug/Diversified 2.0%
Johnson & Johnson                                       33,700        1,742,290

Medical - Ethical Drugs 2.3%
Merck & Company, Inc.                                   33,500        2,028,425

Metal Ores - Miscellaneous 3.2%
Alcoa, Inc.                                            108,100        2,756,550

Oil & Gas - International Integrated 5.1%
Exxon Mobil Corporation                                121,800        4,373,838

Paper & Paper Products 3.0%
International Paper Company                             73,600        2,629,728

Retail - Major Discount Chains 2.1%
Wal-Mart Stores, Inc.                                   33,700        1,808,679

Retail - Restaurants 4.1%
McDonald's Corporation                                 162,200        3,578,132

Retail/Wholesale - Building Products 1.3%
The Home Depot, Inc.                                    33,500        1,109,520

Soap & Cleaning Preparations 3.5%
The Procter & Gamble Company                            33,700        3,005,366

Telecommunications - Services 3.6%
AT&T Corporation                                        33,500          644,875
SBC Communications, Inc.                                97,100        2,480,905
                                                                 --------------
                                                                      3,125,780

Tobacco 3.6%
Altria Group, Inc.                                      68,700        3,121,728
-------------------------------------------------------------------------------
Total Common Stocks (Cost $79,606,513)                               84,802,207
-------------------------------------------------------------------------------
Short-Term Investments (a) 1.7%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,425,630); Collateralized by: United
 States Government & Agency Issues (d)             $ 1,425,600        1,425,600
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,425,600)                        1,425,600
-------------------------------------------------------------------------------
Total Investments In Securities
 (Cost $81,032,113) 99.8%                                            86,227,807
Other Assets and Liabilities, Net 0.2%                                  186,825
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $   86,414,632
===============================================================================

                         STRONG MID CAP DISCIPLINED FUND

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 95.5%
Aerospace - Defense 3.2%
Raytheon Company                                       243,000   $    7,980,120

Banks - Super Regional 1.9%
Charter One Financial, Inc.                             46,000        1,434,280
Marshall & Ilsley Corporation                           54,000        1,651,320
SouthTrust Corporation                                  63,000        1,713,600
                                                                 --------------
                                                                      4,799,200

Building - Maintenance & Services 2.7%
The ServiceMaster Company                              636,800        6,813,760

Building Products - Wood 4.5%
Georgia-Pacific Corporation                            452,000        8,565,400
Louisiana-Pacific Corporation (b)                      241,000        2,600,390
                                                                 --------------
                                                                     11,165,790

Chemicals - Basic 1.9%
The Dow Chemical Company                               150,000        4,644,000

Chemicals - Fertilizers 3.2%
IMC Global, Inc.                                     1,182,000        7,931,220

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------
Chemicals - Specialty 2.9%
Hercules, Inc. (b)                                     740,000   $    7,326,000

Computer - Integrated Systems 1.0%
Wind River Systems, Inc. (b)                           667,400        2,542,794

Cosmetics - Personal Care 0.4%
Playtex Products, Inc. (b)                             151,000          969,420

Electronics - Measuring Instruments 0.7%
Waters Corporation (b)                                  60,000        1,747,800

Electronics - Military Systems 1.3%
L-3 Communications Corporation (b)                      75,000        3,261,750

Finance - Equity REIT 0.8%
Apartment Investment & Management
 Company Class A                                        60,000        2,076,000

Food - Flour & Grain 1.9%
Interstate Bakeries Corporation                        373,000        4,737,100

Food - Meat Products 1.6%
Tyson Foods, Inc. Class A                              383,000        4,067,460

Food - Miscellaneous Preparation 8.7%
Campbell Soup Company                                  165,000        4,042,500
ConAgra, Inc.                                          105,000        2,478,000
Del Monte Foods Company (b)                            870,000        7,690,800
Sara Lee Corporation                                   397,000        7,467,570
                                                                 --------------
                                                                     21,678,870

Insurance - Property/Casualty/Title 3.9%
Ohio Casualty Corporation (b)                          195,000        2,570,100
Old Republic International Corporation                  38,000        1,302,260
SAFECO Corporation                                      60,000        2,116,800
The St. Paul Companies, Inc.                            40,000        1,460,400
Travelers Property and Casualty
 Corporation Class B                                   148,000        2,333,960
                                                                 --------------
                                                                      9,783,520

Internet - E*Commerce 1.8%
S1 Corporation (b)                                   1,100,000        4,444,000

Leisure - Gaming 2.8%
Park Place Entertainment Corporation (b)               762,000        6,926,580

Leisure - Movies & Related 3.2%
Metro-Goldwyn-Mayer, Inc. (b)                          640,000        7,948,800

Media - Books 1.9%
Pearson PLC                                            490,000        4,704,000

Media - Periodicals 0.9%
Readers Digest Association, Inc. Class A               167,000        2,251,160

Medical - Biomedical/Genetics 3.0%
ImClone Systems, Inc. (b)                              237,300        7,503,426

Medical - Generic Drugs 2.8%
IVAX Corporation (b)                                   395,000        7,050,750

Medical - Hospitals 2.8%
Tenet Healthcare Corporation (b)                       600,000        6,990,000

Medical - Products 1.6%
Cambrex Corporation                                    170,000        3,913,400

Medical/Dental - Services 2.2%
Laboratory Corporation of America
 Holdings (b)                                          179,000        5,396,850

Medical/Dental - Supplies 9.1%
Apogent Technologies, Inc. (b)                         340,000        6,800,000
PSS World Medical, Inc. (b)                          1,344,700        7,732,025
Sola International, Inc. (b)                           468,000        8,143,200
                                                                 --------------
                                                                     22,675,225

Metal Ores - Miscellaneous 0.5%
Phelps Dodge Corporation (b)                            35,000        1,341,900

Paper & Paper Products 3.8%
Abitibi-Consolidated, Inc.                             220,000        1,410,200
MeadWestvaco Corporation                                44,000        1,086,800
Smurfit-Stone Container Corporation (b)                144,000        1,876,320
Temple-Inland, Inc.                                    119,000        5,106,290
                                                                 --------------
                                                                      9,479,610

Pollution Control - Services 5.9%
Republic Services, Inc. (b)                            320,000        7,254,400
Waste Management, Inc.                                 314,000        7,564,260
                                                                 --------------
                                                                     14,818,660

Retail - Department Stores 0.9%
J.C. Penney Company, Inc.                              135,000        2,274,750

Retail - Restaurants 3.7%
Buca, Inc. (b)                                          82,500          465,300
Cosi, Inc. (b)                                         573,000          762,090
McDonald's Corporation                                 365,000        8,051,900
                                                                 --------------
                                                                      9,279,290

Retail - Super/Mini Markets 4.9%
The Kroger Company (b)                                 410,000        6,838,800
Wild Oats Markets, Inc. (b)                            491,200        5,354,080
                                                                 --------------
                                                                     12,192,880

Telecommunications - Equipment 1.0%
Harris Corporation                                      80,000        2,404,000

Utility - Gas Distribution 2.1%
CenterPoint Energy, Inc.                               645,000        5,256,750
-------------------------------------------------------------------------------
Total Common Stocks (Cost $225,436,580)                             238,376,835
-------------------------------------------------------------------------------
Short-Term Investments (a) 4.8%
Repurchase Agreements 4.0%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $9,600,320); Collateralized by: United States
 Government & Agency Issues (d)                    $ 9,600,000        9,600,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $539,811); Collateralized by: United States
 Government & Agency Issues (d)                        539,800          539,800
                                                                 --------------
                                                                     10,139,800

United States Government Issues 0.8%
United States Treasury Bills, Due 7/17/03            2,000,000        1,999,330
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $12,138,795)                      12,139,130
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $237,575,375) 100.3%                                         250,515,965
Other Assets and Liabilities, Net (0.3%)                               (721,265)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  249,794,700
===============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                   STRONG MID CAP DISCIPLINED FUND (continued)

--------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                    Contracts        Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                  --   $           --
Options written during the period                        1,380           58,721
Options closed                                              --               --
Options expired                                         (1,380)         (58,721)
Options exercised                                           --               --
                                                   -----------   --------------
Options outstanding at end of period                        --   $           --
                                                   ===========   ==============

                           STRONG MULTI CAP VALUE FUND

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 91.5%
Auto Manufacturers - Domestic 2.5%
General Motors Corporation                             157,400   $    5,666,400

Auto/Truck - Original Equipment 1.1%
Dana Corporation                                       214,800        2,483,088

Banks - Southeast 0.9%
Hibernia Corporation Class A                           110,000        1,997,600

Building - Construction Products/
 Miscellaneous 2.5%
Royal Group Technologies, Ltd. (b)                     786,400        5,607,032

Building - Heavy Construction 2.4%
Chicago Bridge & Iron Company NV                       241,300        5,472,684

Building - Maintenance & Services 0.4%
ABM Industries, Inc.                                    61,275          943,635

Building - Paint & Allied Products 0.3%
RPM International, Inc.                                 43,700          600,875

Chemicals - Fertilizers 1.9%
Agrium, Inc.                                           402,015        4,406,084

Commercial Services - Security/Safety 0.7%
Armor Holdings, Inc. (b)                               122,800        1,645,520

Electronics - Measuring Instruments 1.3%
Veeco Instruments, Inc. (b)                            172,500        2,937,675

Electronics - Semiconductor Equipment 0.4%
Credence Systems Corporation (b)                        94,200          797,874

Electronics - Semiconductor
 Manufacturing 0.7%
Power Integrations, Inc. (b)                            63,700        1,549,184

Electronics Products - Miscellaneous 2.5%
Celestica, Inc. (b)                                    109,400        1,724,144
Coherent, Inc. (b)                                     163,570        3,914,230
                                                                 --------------
                                                                      5,638,374

Finance - Investment Brokers 0.6%
Labranche & Company, Inc.                               65,100        1,346,919

Food - Miscellaneous Preparation 0.7%
Del Monte Foods Company (b)                            184,200        1,628,328

Household - Appliances 0.6%
Maytag Corporation                                      54,400        1,328,448

Household - Office Furniture 0.4%
American Financial Realty Trust                         61,800          921,438

Insurance - Accident & Health 1.0%
UnumProvident Corporation                              163,800        2,196,558

Insurance - Property/Casualty/Title 6.0%
Chubb Corporation                                       76,500        4,590,000
Endurance Specialty Holdings, Ltd.                      37,800        1,128,330
Hartford Financial Services Group, Inc.                 36,500        1,838,140
Mercury General Corporation                            134,200        6,126,230
                                                                 --------------
                                                                     13,682,700

Internet - E*Commerce 1.9%
FreeMarkets, Inc. (b)                                  611,500        4,256,040

Leisure - Services 0.6%
Pegasus Solutions, Inc. (b) (c)                         85,500        1,389,375

Medical - Biomedical/Genetics 1.5%
CV Therapeutics, Inc. (b) (c)                          114,100        3,384,206

Medical - Generic Drugs 1.8%
Andrx Group (b) (c)                                    203,400        4,047,660

Medical - Nursing Homes 2.6%
Beverly Enterprises, Inc. (b)                          968,000        3,388,000
Manor Care, Inc. (b)                                   100,600        2,516,006
                                                                 --------------
                                                                      5,904,006

Medical/Dental - Services 1.2%
Omnicare, Inc. (c)                                      78,200        2,642,378

Metal Ores - Gold/Silver 7.1%
Apex Silver Mines, Ltd. (b)                            340,000        5,015,000
Harmony Gold Mining Company, Ltd.
 Sponsored ADR (c)                                     246,900        3,325,743
Meridian Gold, Inc. (b)                                133,710        1,536,328
Newmont Mining Corporation Holding
 Company (c)                                           187,800        6,095,988
                                                                 --------------
                                                                     15,973,059

Metal Ores - Miscellaneous 4.7%
Alcan, Inc.                                            140,500        4,396,245
BHP Billiton, Ltd. Sponsored ADR                       196,700        2,279,753
Inco, Ltd. (b)                                         192,400        4,067,336
                                                                 --------------
                                                                     10,743,334

Oil & Gas - Canadian Exploration &
 Production 1.2%
Canadian Natural Resources, Ltd.                        69,300        2,765,763

Oil & Gas - Canadian Integrated 1.2%
Imperial Oil, Ltd.                                      75,000        2,619,000

Oil & Gas - Drilling 3.6%
Helmerich & Payne, Inc.                                154,300        4,505,560
Transocean, Inc. (b)                                   168,900        3,710,733
                                                                 --------------
                                                                      8,216,293

-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Oil & Gas - Field Services 9.9%
Global Industries, Ltd. (b)                          1,095,000   $    5,277,900
Key Energy Services, Inc. (b)                          737,900        7,910,288
Petroleum Geo-Services ASA
 Sponsored ADR (b)                                     182,700          111,447
Schlumberger, Ltd.                                     150,550        7,161,664
Willbros Group, Inc. (b)                               188,600        1,959,554
                                                                 --------------
                                                                     22,420,853

Oil & Gas - International Specialty 1.9%
CNOOC, Ltd. ADR                                        144,500        4,291,650

Oil & Gas - United States Exploration
 & Production 7.4%
Forest Oil Corporation (b)                             246,500        6,192,080
Noble Energy, Inc.                                     116,900        4,418,820
Pioneer Natural Resources Company (b)                   55,400        1,445,940
Range Resources Corporation (b)                        409,900        2,570,073
Stone Energy Corporation (b)                            53,500        2,242,720
                                                                 --------------
                                                                     16,869,633

Oil & Gas - United States Integrated 1.9%
El Paso Corporation                                    542,100        4,380,168

Pollution Control - Services 1.2%
Calgon Carbon Corporation                              466,460        2,682,145

Retail - Apparel/Shoe 0.4%
Limited Brands (c)                                      64,600        1,001,300

Retail - Department Stores 0.5%
J.C. Penney Company, Inc.                               67,000        1,128,950

Retail - Restaurants 0.2%
McDonald's Corporation                                  15,600          344,136

Retail/Wholesale - Auto Parts 0.1%
The Pep Boys - Manny, Moe & Jack                        21,600          291,816

Steel - Specialty Alloys 2.5%
GrafTech International, Ltd. (b)                     1,032,400        5,626,580

Telecommunications - Cellular 2.6%
AT&T Wireless Services, Inc. (b)                       706,100        5,797,081

Telecommunications - Equipment 3.2%
ADC Telecommunications, Inc. (b)                     1,674,900        3,899,167
ECI Telecom, Ltd. (b)                                1,166,400        3,429,216
                                                                 --------------
                                                                      7,328,383

Telecommunications - Services 0.9%
Sprint Corporation                                     148,300        2,135,520

Transportation - Rail 3.3%
CSX Corporation                                        249,700        7,513,473

Utility - Electric Power 1.2%
TECO Energy, Inc.                                      222,500        2,667,775
--------------------------------------------------------------------------------
Total Common Stocks (Cost $236,470,826)                             207,270,993
--------------------------------------------------------------------------------
Short-Term Investments (a) 8.9%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $18,800,627); Collateralized by: United States
 Government & Agency Issues (d)                    $18,800,000   $   18,800,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,376,529); Collateralized by: United States
 Government & Agency Issues (d)                      1,376,500        1,376,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $20,176,500)                      20,176,500
-------------------------------------------------------------------------------
Total Investment in Securities
 (Cost $256,647,326) 100.4%                                         227,447,493
Other Assets and Liabilities, Net (0.4%)                               (989,066)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  226,458,427
===============================================================================

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                    Contracts       Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period              10,539   $    2,013,618
Options written during the period                       15,236        2,979,389
Options closed                                         (22,128)      (4,271,280)
Options expired                                         (1,300)        (159,177)
Options exercised                                         (422)         (67,804)
                                                   -----------   --------------
Options outstanding at end of period                     1,925   $      494,746
                                                   ===========   ==============

WRITTEN CALL OPTIONS DETAIL
-------------------------------------------------------------------------------
                                                    Contracts
                                                   (100 shares       Value
                                                  per contract)     (Note 2)
-------------------------------------------------------------------------------
Andrx Group
  (Strike Price is $20.00. Expiration date
   is 7/18/03. Premium received is $16,349.)                50   $       (5,500)
  (Strike Price is $22.50. Expiration date
   is 7/18/03. Premium received is $7,600.)                 50           (1,625)
  (Strike Price is $25.00. Expiration date
   is 7/18/03. Premium received is $7,900.)                100           (2,250)
  (Strike Price is $25.00. Expiration date
   is 9/19/03. Premium received is $15,699.)               100           (6,750)

CV Therapeutics, Inc.
  (Strike Price is $25.00. Expiration date
   is 7/18/03. Premium received is $29,848.)                50          (25,250)
  (Strike Price is $27.50. Expiration date
   is 7/18/03. Premium received is $20,849.)                50          (14,875)
  (Strike Price is $30.00. Expiration date
   is 7/18/03. Premium received is $28,349.)                50           (6,500)
  (Strike Price is $27.50. Expiration date
   is 8/15/03. Premium received is $43,698.)               100          (39,000)

Harmony Gold Mining Company, Ltd. Sponsored ADR
  (Strike Price is $12.50. Expiration date
   is 11/21/03. Premium received is $52,397.)              200          (38,500)
  (Strike Price is $15.00. Expiration date
   is 11/21/03. Premium received is $13,199.)              100           (8,750)

Limited Brands
  (Strike Price is $15.00. Expiration date
   is 8/15/03. Premium received is $9,699.)                100          (10,750)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG MULTI CAP VALUE FUND (continued)

                                                    Contracts
                                                   (100 shares       Value
                                                  per contract)     (Note 2)
-------------------------------------------------------------------------------
WRITTEN CALL OPTIONS DETAIL (continued)
-------------------------------------------------------------------------------
Newmont Mining Corporation Holding Company
  (Strike Price is $30.00. Expiration date
   is 7/18/03. Premium received is $22,199.)               100   $      (27,000)
  (Strike Price is $30.00. Expiration date
   is 9/19/03. Premium received is $100,551.)              275         (103,125)
  (Strike Price is $32.50. Expiration date
   is 9/19/03. Premium received is $26,717.)               100          (22,250)
  (Strike Price is $35.00. Expiration date
   is 9/19/03. Premium received is $41,398.)               200          (25,000)

Omnicare, Inc.
  (Strike Price is $30.00. Expiration date
   is 9/19/03. Premium received is $49,103.)               150          (67,500)

Pegasus Solutions, Inc.
  (Strike Price is $12.50. Expiration date
   is 7/18/03. Premium received is $3,200.)                 50          (19,000)
  (Strike Price is $15.00. Expiration date
   is 7/18/03. Premium received is $5,991.)                100          (14,250)
                                                  ------------   --------------
                                                         1,925   $     (437,875)
                                                  ============   ==============

--------------------------------------------------------------------------------

                         STRONG SMALL COMPANY VALUE FUND

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Common Stocks 92.2%
Banks - Midwest 4.8%
First Indiana Corporation                               16,000   $      273,920
Peoples Bancorp, Inc.                                    4,000          101,080
Provident Financial Group, Inc.                          7,400          189,662
UMB Financial Corporation                                2,200           93,280
Unizan Financial Corporation                             2,500           43,925
                                                                 --------------
                                                                        701,867

Banks - Northeast 1.0%
First Commonwealth Financial Corporation                 6,200           80,352
NBT Bancorp, Inc.                                        3,800           73,530
                                                                 --------------
                                                                        153,882

Building - Air Conditioning &
 Heating Products 2.8%
Comfort Systems USA, Inc. (b)                          157,000          412,910

Building - Cement/Concrete/Aggregate 0.4%
Vulcan Materials Company                                 1,600           59,312

Building Products - Wood 0.7%
Louisiana-Pacific Corporation (b)                        9,500          102,505

Chemicals - Fertilizers 0.6%
IMC Global, Inc.                                        14,000           93,940

Chemicals - Specialty 2.6%
Hercules, Inc. (b)                                      38,600          382,140

Commercial Services - Miscellaneous 2.9%
Crawford & Company Class A                              50,000          242,500
PRG-Schultz International, Inc. (b)                     30,000          177,300
                                                                 --------------
                                                                        419,800

Computer - Integrated Systems 1.8%
Wind River Systems, Inc. (b)                            70,000          266,700

Computer - Manufacturers 1.0%
Palm, Inc. (b)                                           9,000          146,430

Computer - Services 0.6%
Ciber, Inc. (b)                                         13,000           91,260

Computer Software - Education/
 Entertainment 1.5%
Midway Games, Inc. (b)                                  60,000          217,800

Computer Software - Enterprise 3.4%
E.piphany, Inc. (b)                                     15,000           76,650
J.D. Edwards & Company (b)                              29,200          418,436
                                                                 --------------
                                                                        495,086

Computer Software - Medical 0.2%
Eclipsys Corporation (b)                                 2,800           29,232

Consumer Products - Miscellaneous 1.5%
Rayovac Corporation (b)                                 17,200          222,740

Cosmetics - Personal Care 0.9%
Playtex Products, Inc. (b)                              20,000          128,400

Electronics - Military Systems 1.4%
Herley Industries, Inc. (b)                             12,200          207,156

Electronics - Semiconductor
 Manufacturing 2.0%
Cirrus Logic, Inc. (b)                                  75,000          301,500

Electronics Products - Miscellaneous 1.0%
Applied Films Corporation (b)                            5,900          152,692

Energy - Other 0.7%
Arch Coal, Inc.                                          4,200           96,516

Finance - Consumer/Commercial Loans 0.6%
Financial Federal Corporation (b)                        3,600           87,840

Finance - Savings & Loan 0.6%
Citizens First Bancorp, Inc.                             3,800           82,992

Financial Services - Miscellaneous 0.6%
ACE Cash Express, Inc. (b)                               7,900           85,873

Food - Dairy Products 1.2%
Galaxy Nutritional Foods, Inc. (b)                      62,000          174,840

Food - Flour & Grain 1.4%
Interstate Bakeries Corporation                         16,000          203,200

Food - Miscellaneous Preparation 4.9%
Del Monte Foods Company (b)                             44,500          393,380
Tasty Baking Company                                    30,500          320,250
                                                                 --------------
                                                                        713,630

Insurance - Life 2.0%
Phoenix Companies, Inc.                                 32,000          288,960

-------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Insurance - Property/Casualty/Title 1.4%
Ohio Casualty Corporation (b)                           16,000   $      210,880

Internet - E*Commerce 1.9%
S1 Corporation (b)                                      69,000          278,760

Internet - Software 1.4%
Stellent, Inc. (b)                                      37,400          201,960

Machinery - Construction/Mining 0.5%
Joy Global, Inc. (b)                                     4,800           70,896

Machinery - Farm 0.6%
AGCO Corporation (b)                                     5,200           88,816

Machinery - General Industrial 1.5%
Tennant Company                                          6,000          220,500

Machinery - Metal Handling/Automation 0.4%
Gerber Scientific, Inc. (b)                             10,000           66,600

Medical - Biomedical/Genetics 0.2%
Guilford Pharmaceuticals, Inc. (b)                       7,000           31,780

Medical - Products 1.3%
Cambrex Corporation                                      5,000          115,100
Vital Signs, Inc.                                        2,900           75,284
                                                                 --------------
                                                                        190,384

Medical/Dental - Services 2.4%
Hooper Holmes, Inc.                                     32,000          206,080
LabOne, Inc. (b)                                         3,000           64,680
Radiologix, Inc. (b)                                    19,000           77,330
                                                                 --------------
                                                                        348,090

Medical/Dental - Supplies 7.0%
Apogent Technologies, Inc. (b)                          13,000          260,000
PSS World Medical, Inc. (b)                             75,000          431,250
Sola International, Inc. (b)                            19,300          335,820
                                                                 --------------
                                                                      1,027,070

Metal Processing & Fabrication 0.8%
IMCO Recycling, Inc. (b)                                17,700          117,528

Oil & Gas - Field Services 4.9%
Global Industries, Ltd. (b)                             25,000          120,500
Layne Christensen Company (b)                            9,800           79,086
McDermott International, Inc. (b)                       40,000          253,200
Seabulk International, Inc. (b)                         30,800          268,576
                                                                 --------------
                                                                        721,362

Oil & Gas - Machinery/Equipment 0.3%
Universal Compression Holdings, Inc. (b)                 2,200           45,892

Oil & Gas - Refining/Marketing 1.1%
Frontier Oil Corporation                                 6,400           97,280
Lubrizol Corporation                                     2,000           61,980
                                                                 --------------
                                                                        159,260

Oil & Gas - United States Exploration &
 Production 1.0%
Nuevo Energy Company (b)                                 8,500          148,325

Paper & Paper Products 2.6%
Buckeye Technologies, Inc. (b)                          55,300          376,040

Pollution Control - Services 4.3%
Casella Waste Systems, Inc. (b)                         27,000          243,810
Clean Harbors, Inc. (b)                                 41,000          390,320
                                                                 --------------
                                                                        634,130

Retail - Department Stores 0.8%
Neiman Marcus Group, Inc. Class A (b)                    3,000          109,800

Retail - Miscellaneous/Diversified 2.5%
Syms Corporation (b)                                    58,000          372,940

Retail - Restaurants 4.4%
Buca, Inc. (b)                                          69,000          389,160
Cosi, Inc. (b)                                         124,400          165,452
Rubio's Restaurants, Inc. (b)                           17,000           86,020
                                                                 --------------
                                                                        640,632

Retail - Super/Mini Markets 1.5%
Wild Oats Markets, Inc. (b)                             20,500          223,450

Retail/Wholesale - Auto Parts 0.4%
The Pep Boys - Manny, Moe & Jack                         3,900           52,689

Shoes & Related Apparel 1.1%
The Stride Rite Corporation                             17,000          167,620

Telecommunications - Equipment 2.9%
Anaren, Inc. (b)                                        17,100          160,227
C-COR.net Corporation (b)                               27,200          133,280
Three-Five Systems, Inc. (b)                            19,700          135,930
                                                                 --------------
                                                                        429,437

Utility - Gas Distribution 1.9%
CenterPoint Energy, Inc.                                35,000          285,250
-------------------------------------------------------------------------------
Total Common Stocks (Cost $12,983,654)                               13,539,294
-------------------------------------------------------------------------------
Short-Term Investments (a) 6.4%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $400,013); Collateralized by: United States
 Government & Agency Issues (d)                   $    400,000          400,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $533,611); Collateralized by: United States
 Government & Agency Issues (d)                        533,600          533,600
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $933,600)                            933,600
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $13,917,254) 98.6%                                            14,472,894
Other Assets and Liabilities, Net 1.4%                                  207,126
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $   14,680,020
===============================================================================

                           STRONG STRATEGIC VALUE FUND

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 97.1%
Aerospace - Defense 1.4%
General Dynamics Corporation                               100   $        7,250
Lockheed Martin Corporation                                100            4,757
Raytheon Company                                           200            6,568
                                                                 --------------
                                                                         18,575

Auto Manufacturers - Domestic 0.8%
Ford Motor Company                                         463            5,088
General Motors Corporation                                 150            5,400
                                                                 --------------
                                                                         10,488
Banks - Midwest 0.8%
Provident Financial Group, Inc.                            400           10,252

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG STRATEGIC VALUE FUND (continued)

                                                   Shares or
                                                   Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------

Banks - Money Center 6.6%
Bank of America Corporation                                376   $       29,715
Citigroup, Inc.                                          1,000           42,800
J.P. Morgan Chase & Company                                450           15,381
                                                                 --------------
                                                                         87,896

Banks - Southeast 1.3%
Compass Bancshares, Inc.                                   300           10,479
Hibernia Corporation Class A                               400            7,264
                                                                 --------------
                                                                         17,743

Banks - Super Regional 6.1%
BB&T Corporation                                           161            5,522
Bank One Corporation                                       300           11,154
FleetBoston Financial Corporation                          300            8,913
U.S. Bancorp                                               900           22,050
Wachovia Corporation                                       400           15,984
Wells Fargo Company                                        351           17,690
                                                                 --------------
                                                                         81,313

Beverages - Soft Drinks 0.4%
The Coca-Cola Company                                      100            4,641

Building - Construction Products/
 Miscellaneous 0.4%
The Stanley Works                                          200            5,520

Building - Maintenance & Services 2.0%
The ServiceMaster Company                                2,500           26,750

Building Products - Wood 2.4%
Georgia-Pacific Corporation                              1,300           24,635
Weyerhaeuser Company                                       135            7,290
                                                                 --------------
                                                                         31,925

Chemicals - Basic 0.5%
The Dow Chemical Company                                   230            7,121

Chemicals - Fertilizers 1.0%
IMC Global, Inc.                                         2,000           13,420

Chemicals - Specialty 0.7%
Praxair, Inc.                                              160            9,616

Commercial Services - Miscellaneous 2.2%
ARAMARK Corporation Class B (b)                            700           15,694
Automatic Data Processing, Inc.                            400           13,544
                                                                 --------------
                                                                         29,238

Computer - Manufacturers 1.0%
Hewlett-Packard Company                                    600           12,780

Computer - Memory Devices 0.2%
EMC Corporation (b)                                        270            2,827

Computer - Services 1.2%
International Business Machines Corporation                199           16,418

Computer Software - Enterprise 0.3%
BMC Software, Inc. (b)                                     200            3,266

Computer Software - Financial 1.6%
Sungard Data Systems, Inc. (b)                             800           20,728

Cosmetics - Personal Care 0.4%
Kimberly-Clark Corporation                                 100            5,214

Diversified Operations 3.3%
AOL Time Warner, Inc. (b)                                  400            6,436
Agilent Technologies, Inc. (b)                             360            7,038
E.I. Du Pont de Nemours & Company                          200            8,328
Emerson Electric Company                                   200           10,220
Honeywell International, Inc.                              200            5,370
United Technologies Corporation                            100            7,083
                                                                 --------------
                                                                         44,475

Electronics - Military Systems 0.9%
Herley Industries, Inc. (b)                                700           11,886

Electronics - Semiconductor
 Manufacturing 0.7%
Intel Corporation                                          200            4,157
Micron Technology, Inc. (b)                                400            4,652
                                                                 --------------
                                                                          8,809

Energy - Other 1.0%
Arch Coal, Inc.                                            600           13,788

Finance - Equity REIT 2.1%
CarrAmerica Realty Corporation                             300            8,343
Duke Realty Corporation                                    300            8,265
Kimco Realty Corporation                                   300           11,370
                                                                 --------------
                                                                         27,978

Finance - Investment Brokers 2.3%
The Goldman Sachs Group, Inc.                               70            5,863
Merrill Lynch & Company, Inc.                              300           14,004
Morgan Stanley                                             238           10,174
                                                                 --------------
                                                                         30,041

Finance - Investment Management 1.1%
T. Rowe Price Group, Inc.                                  200            7,550
Waddell & Reed Financial, Inc. Class A                     300            7,701
                                                                 --------------
                                                                         15,251

Finance - Publicly Traded Investment
 Funds - Equity 1.5%
iShares Trust Russell 3000 Value Index Fund                300           19,683

Finance - Savings & Loan 1.0%
Washington Mutual, Inc.                                    328           13,546

Financial Services - Miscellaneous 0.6%
American Express Company                                   200            8,362

Food - Meat Products 0.7%
Tyson Foods, Inc. Class A                                  900            9,558

Food - Miscellaneous Preparation 1.1%
General Mills, Inc.                                        300           14,223

Insurance - Brokers 0.4%
Marsh & McLennan Companies, Inc.                           100            5,107

Insurance - Diversified 1.2%
American International Group, Inc.                         300           16,554

Insurance - Life 1.4%
Jefferson-Pilot Corporation                                200            8,292
Lincoln National Corporation                               300           10,689
                                                                 --------------
                                                                         18,981

--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Insurance - Property/Casualty/Title 1.7%
The Allstate Corporation                                   187   $        6,667
Chubb Corporation                                          100            6,000
Hartford Financial Services Group, Inc.                    100            5,036
Travelers Property and Casualty Corporation
 Class A                                                    38              604
Travelers Property and Casualty Corporation
 Class B                                                   299            4,715
                                                                 --------------
                                                                         23,022

Leisure - Hotels & Motels 0.4%
Starwood Hotels & Resorts Worldwide, Inc.                  200            5,718

Leisure - Services 1.1%
Cendant Corporation (b)                                    340            6,229
The Walt Disney Company                                    400            7,900
                                                                 --------------
                                                                         14,129

Machinery - Construction/Mining 0.8%
Caterpillar, Inc.                                          200           11,132

Machinery - Farm 0.4%
AGCO Corporation (b)                                       300            5,124

Media - Cable TV 1.4%
Comcast Corporation Class A (b)                            287            8,662
Comcast Corporation Class A (Non-Voting) (b)               335            9,658
                                                                 --------------
                                                                         18,320

Media - Newspapers 0.6%
Gannett Company, Inc.                                      100            7,681

Media - Periodicals 0.5%
Readers Digest Association, Inc. Class A                   500            6,740

Media - Radio/TV 1.9%
Clear Channel Communications, Inc. (b)                     100            4,239
Liberty Media Corporation Class A (b)                      928           10,728
Viacom, Inc. Class B (b)                                   235           10,260
                                                                 --------------
                                                                         25,227

Medical - Ethical Drugs 2.4%
Bristol-Myers Squibb Company                               280            7,602
Merck & Company, Inc.                                      360           21,798
Schering-Plough Corporation                                150            2,790
                                                                 --------------
                                                                         32,190

Medical - Hospitals 0.6%
Tenet Healthcare Corporation (b)                           700            8,155

Medical - Wholesale Drugs/Sundries 0.5%
McKesson Corporation                                       200            7,148

Medical/Dental - Supplies 2.1%
Sola International, Inc. (b)                             1,600           27,840

Metal Ores - Miscellaneous 0.3%
Alcoa, Inc.                                                150            3,825

Metal Products - Fasteners 0.5%
Illinois Tool Works, Inc.                                  100            6,585

Oil & Gas - International Integrated 6.7%
ChevronTexaco Corporation                                  200           14,440
ConocoPhillips                                             305           16,714
Exxon Mobil Corporation                                  1,603           57,564
                                                                 --------------
                                                                         88,718

Oil & Gas - Machinery/Equipment 0.6%
Smith International, Inc. (b)                              200            7,348

Oil & Gas - Refining/Marketing 0.6%
Sunoco, Inc.                                               200            7,548

Oil & Gas - United States Exploration &
 Production 1.3%
Apache Corporation                                          73            4,749
Devon Energy Corporation                                    50            2,670
Occidental Petroleum Corporation                           300           10,065
                                                                 --------------
                                                                         17,484

Paper & Paper Products 0.5%
International Paper Company                                200            7,146

Pollution Control - Services 0.4%
Waste Management, Inc.                                     200            4,818

Retail - Apparel/Shoe 0.4%
American Eagle Outfitters, Inc.                            300            5,502

Retail - Department Stores 0.7%
Federated Department Stores, Inc.                           80            2,948
May Department Stores Company                              300            6,678
                                                                 --------------
                                                                          9,626

Retail - Drug Stores 0.6%
Duane Reade, Inc. (b)                                      500            7,375

Retail - Restaurants 3.7%
Buca, Inc. (b)                                           2,200           12,408
McDonald's Corporation                                   1,700           37,502
                                                                 --------------
                                                                         49,910

Retail - Super/Mini Markets 0.8%
Albertson's, Inc.                                          140            2,688
The Kroger Company (b)                                     500            8,340
                                                                 --------------
                                                                         11,028

Soap & Cleaning Preparations 0.6%
The Procter & Gamble Company                                90            8,026

Telecommunications - Cellular 0.6%
AT&T Wireless Services, Inc. (b)                           900            7,389

Telecommunications - Equipment 1.7%
Motorola, Inc.                                           2,400           22,632

Telecommunications - Services 4.5%
AT&T Corporation                                           178            3,426
BellSouth Corporation                                      400           10,652
SBC Communications, Inc.                                   724           18,498
Verizon Communications, Inc.                               700           27,615
                                                                 --------------
                                                                         60,191

Textile - Apparel Manufacturing 0.7%
Nautica Enterprises, Inc. (b)                              700            8,981

Tobacco 1.3%
Altria Group, Inc.                                         300           13,632
Loews Corp - Carolina Group                                150            4,050
                                                                 --------------
                                                                         17,682

Transportation - Air Freight 0.5%
FedEx Corporation                                          100            6,203

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG STRATEGIC VALUE FUND (continued)

                                                   Shares or
                                                   Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Transportation - Rail 0.4%
Norfolk Southern Corporation                               300   $        5,760

Utility - Electric Power 4.4%
American Electric Power Company, Inc.                      100            2,983
DTE Energy Company                                          51            1,971
Dominion Resources, Inc.                                    80            5,142
Duke Energy Corporation                                    290            5,785
Exelon Corporation                                         200           11,962
FPL Group, Inc.                                            130            8,691
Progress Energy, Inc.                                      100            4,390
The Southern Company                                       200            6,232
TECO Energy, Inc.                                          300            3,597
TXU Corporation                                            100            2,245
Wisconsin Energy Corporation                               190            5,510
                                                                 --------------
                                                                         58,508

Utility - Gas Distribution 0.3%
KeySpan Corporation                                        100            3,545
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,312,586)                                 1,292,229
-------------------------------------------------------------------------------
Short-Term Investments (a) 4.2%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $56,201); Collateralized by: United States
 Government & Agency Issues (d)                   $     56,200           56,200
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $56,200)                              56,200
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,368,786) 101.3%                                             1,348,429
Other Assets and Liabilities, Net (1.3%)                                (16,974)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $    1,331,455
===============================================================================

                           STRONG DIVIDEND INCOME FUND

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Common Stocks 99.0%
Aerospace - Defense 1.1%
General Dynamics Corporation                            24,000   $    1,740,000

Banks - Money Center 8.9%
Bank of America Corporation                             81,000        6,401,430
Citigroup, Inc.                                        189,000        8,089,200
                                                                 --------------
                                                                     14,490,630

Banks - Northeast 1.8%
North Fork Bancorporation, Inc.                         86,000        2,929,160

Banks - Super Regional 8.6%
AmSouth Bancorporation                                 143,500        3,134,040
FleetBoston Financial Corporation                       96,500        2,867,015
National City Corporation                               76,000        2,485,960
Regions Financial Corporation                           38,000        1,283,640
Wachovia Corporation                                    96,500        3,856,140
Wells Fargo Company                                      7,000          352,800
                                                                 --------------
                                                                     13,979,595

Beverages - Alcoholic 1.5%
Anheuser-Busch Companies, Inc.                          47,300        2,414,665

Building - Resident/Commercial 0.3%
Toll Brothers, Inc. (b)                                 17,000          481,270

Building Products - Wood 0.8%
Weyerhaeuser Company                                    23,000        1,242,000

Chemicals - Basic 1.1%
The Dow Chemical Company                                57,000        1,764,720

Chemicals - Specialty 1.1%
Air Products & Chemicals, Inc.                          11,500          478,400
Ashland, Inc.                                           41,900        1,285,492
                                                                 --------------
                                                                      1,763,892

Computer - Graphics 0.4%
Autodesk, Inc.                                          36,500          589,840

Computer - Integrated Systems 1.1%
Diebold, Inc.                                           40,000        1,730,000

Computer - Local Networks 0.8%
Cisco Systems, Inc. (b)                                 75,000        1,251,750

Computer - Manufacturers 1.6%
Hewlett-Packard Company                                120,999        2,577,279

Computer - Services 1.5%
International Business Machines Corporation             29,000        2,392,500

Computer Software - Enterprise 0.3%
Oracle Systems Corporation (b)                          47,000          564,940

Cosmetics - Personal Care 1.7%
The Gillette Company                                    29,000          923,940
Kimberly-Clark Corporation                              36,500        1,903,110
                                                                 --------------
                                                                      2,827,050

Diversified Operations 7.3%
AOL Time Warner, Inc. (b)                              157,000        2,526,130
E.I. Du Pont de Nemours & Company                       55,000        2,290,200
Fortune Brands, Inc.                                    21,000        1,096,200
Honeywell International, Inc.                           95,500        2,564,175
Johnson Controls, Inc.                                  16,000        1,369,600
United Technologies Corporation                         30,000        2,124,900
                                                                 --------------
                                                                     11,971,205

Electronics - Scientific Instruments 0.4%
PerkinElmer, Inc.                                       43,000          593,830

Finance - Investment Brokers 1.6%
Lehman Brothers Holdings, Inc.                           6,000          398,880
Merrill Lynch & Company, Inc.                           47,000        2,193,960
                                                                 --------------
                                                                      2,592,840

Finance - Mortgage & Related Services 2.6%
Federal National Mortgage Association                   63,000        4,248,720

Finance - Savings & Loan 1.5%
Washington Mutual, Inc.                                 58,000        2,395,400

Financial Services - Miscellaneous 0.6%
American Express Company                                22,000          919,820

Food - Miscellaneous Preparation 1.9%
ConAgra, Inc.                                            5,000          118,000
H.J. Heinz Company                                      46,000        1,517,080
PepsiCo, Inc.                                           32,000        1,424,000
                                                                 --------------
                                                                      3,059,080

Insurance - Diversified 0.9%
American International Group, Inc.                      27,500        1,517,450

--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Insurance - Life 1.6%
MetLife, Inc.                                           92,500   $    2,619,600

Insurance - Property/Casualty/Title 1.9%
The Allstate Corporation                                76,000        2,709,400
Travelers Property and Casualty
 Corporation Class A                                    26,000          413,400
                                                                 --------------
                                                                      3,122,800

Leisure - Services 1.3%
The Walt Disney Company                                110,000        2,172,500

Media - Books 0.4%
McGraw-Hill, Inc.                                       10,000          620,000

Media - Cable TV 1.3%
Comcast Corporation Class A (b)                         69,500        2,097,510

Media - Newspapers 1.1%
Gannett Company, Inc.                                   14,500        1,113,745
Knight-Ridder, Inc.                                     11,000          758,230
                                                                 --------------
                                                                      1,871,975

Media - Radio/TV 1.2%
Viacom, Inc. Class B (b)                                47,000        2,052,020

Medical - Drug/Diversified 0.5%
Johnson & Johnson                                       14,500          749,650

Medical - Ethical Drugs 3.8%
Merck & Company, Inc.                                   40,500        2,452,275
Pfizer, Inc.                                           108,000        3,688,200
                                                                 --------------
                                                                      6,140,475

Medical - Products 0.4%
Baxter International, Inc.                              25,000          650,000

Metal Ores - Miscellaneous 0.7%
Alcoa, Inc.                                             46,000        1,173,000

Metal Products - Fasteners 1.0%
Illinois Tool Works, Inc.                               25,500        1,679,175

Office - Equipment & Automation 1.3%
Pitney Bowes, Inc.                                      44,000        1,690,040
Xerox Corporation (b)                                   43,000          455,370
                                                                 --------------
                                                                      2,145,410

Oil & Gas - Drilling 0.2%
Diamond Offshore Drilling, Inc.                         13,000          272,870

Oil & Gas - Field Services 0.2%
Halliburton Company                                     11,400          262,200

Oil & Gas - International Integrated 8.7%
BP PLC Sponsored ADR                                    53,000        2,227,060
ChevronTexaco Corporation                                6,500          469,300
ConocoPhillips                                          42,400        2,323,520
Exxon Mobil Corporation                                101,000        3,626,910
Murphy Oil Corporation                                   6,000          315,600
Royal Dutch Petroleum Company                          112,700        5,254,074
                                                                 --------------
                                                                     14,216,464

Oil & Gas - Machinery/Equipment 0.1%
Smith International, Inc. (b)                            3,000          110,220

Oil & Gas - United States Exploration &
 Production 1.4%
Anadarko Petroleum Corporation                          10,000          444,700
Devon Energy Corporation                                35,100        1,874,340
                                                                 --------------
                                                                      2,319,040

Oil & Gas - United States Integrated 0.1%
El Paso Corporation                                      9,000           72,720
Questar Corporation                                      3,000          100,410
                                                                 --------------
                                                                        173,130

Paper & Paper Products 0.8%
International Paper Company                             39,000        1,393,470

Retail - Major Discount Chains 1.0%
Costco Wholesale Corporation (b)                        45,000        1,647,000

Retail - Restaurants 1.4%
McDonald's Corporation                                 100,000        2,206,000

Retail/Wholesale - Auto Parts 1.1%
Genuine Parts Company                                   54,500        1,744,545

Telecommunications - Equipment 0.6%
Nokia Corporation Sponsored ADR                         33,000          542,190
Scientific-Atlanta, Inc.                                22,000          524,480
                                                                 --------------
                                                                      1,066,670

Telecommunications - Services 4.8%
ALLTEL Corporation                                      31,000        1,494,820
BellSouth Corporation                                   50,000        1,331,500
SBC Communications, Inc.                                     1               25
Verizon Communications, Inc.                           127,000        5,010,150
                                                                 --------------
                                                                      7,836,495

Textile - Apparel Manufacturing 0.6%
V.F. Corporation                                        31,000        1,055,550

Tobacco 0.9%
Altria Group, Inc.                                      33,500        1,522,240

Transportation - Rail 2.1%
Burlington Northern Santa Fe Corporation                66,000        1,877,040
Union Pacific Corporation                               26,500        1,537,530
                                                                 --------------
                                                                      3,414,570

Utility - Electric Power 6.3%
Ameren Corporation                                      14,500          639,450
Constellation Energy Group, Inc.                        61,000        2,092,300
Dominion Resources, Inc.                                39,000        2,506,530
Duke Energy Corporation                                  2,000           39,900
Exelon Corporation                                      25,000        1,495,250
FirstEnergy Corporation                                 89,500        3,441,275
                                                                 --------------
                                                                     10,214,705

Utility - Gas Distribution 2.6%
Equitable Resources, Inc.                               56,500        2,301,810
ONEOK, Inc.                                            102,000        2,002,260
                                                                 --------------
                                                                      4,304,070

Utility - Telephone 0.2%
BCE, Inc.                                               14,500          335,095
-------------------------------------------------------------------------------
Total Common Stocks (Cost $144,812,047)                             161,226,085
-------------------------------------------------------------------------------
Short-Term Investments (a) 0.6%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $987,521); Collateralized by: United States
 Government & Agency Issues (d)                   $    987,500          987,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $987,500)                            987,500
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $145,799,547) 99.6%                                          162,213,585
Other Assets and Liabilities, Net 0.4%                                  674,487
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  162,888,072
===============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c) All or a portion of these securities are held in conjunction with open written option contracts.
(d)  See Note 2(J) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                              (In Thousands,
                                                                         Except Per Share Amounts)

                                                                      Strong     Strong       Strong
                                                                      All Cap    Dow 30       Mid Cap
                                                                       Value      Value     Disciplined
                                                                       Fund       Fund         Fund
                                                                     ---------  ---------   -----------
Assets:
  Investments in Securities, at Value
   (Cost of $3,900, $81,032 and $237,575, respectively)              $   4,180  $  86,228   $   250,516
  Receivable for Securities Sold                                           154      1,543         5,253
  Receivable for Fund Shares Sold                                            5         30           205
  Dividends and Interest Receivable                                          3        116           244
  Other Assets                                                               9         46             7
                                                                     ---------  ---------   -----------
  Total Assets                                                           4,351     87,963       256,225

Liabilities:
  Payable for Securities Purchased                                         277      1,500         6,194
  Written Options, at Value (Premiums Received of $1, $0 and
   $0, respectively)                                                         1         --            --
  Payable for Fund Shares Redeemed                                          --          9            47
  Accrued Operating Expenses and Other Liabilities                           6         39           189
                                                                     ---------  ---------   -----------
  Total Liabilities                                                        284      1,548         6,430
                                                                     ---------  ---------   -----------
Net Assets                                                           $   4,067  $  86,415   $   249,795
                                                                     =========  =========   ===========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                      $   4,235  $ 101,819   $   246,188
  Undistributed Net Investment Income (Loss)                               (13)       345          (266)
  Undistributed Net Realized Gain (Loss)                                  (435)   (20,945)       (9,067)
  Net Unrealized Appreciation (Depreciation)                               280      5,196        12,940
                                                                     ---------  ---------   -----------
  Net Assets                                                         $   4,067  $  86,415   $   249,795
                                                                     =========  =========   ===========
Capital Shares Outstanding (Unlimited Number Authorized)                   449      7,761        14,667

Net Asset Value Per Share                                            $    9.06  $   11.14   $     17.03
                                                                     =========  =========   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                             (In Thousands,
                                                                        Except Per Share Amounts)

                                                                                 Strong
                                                                     Strong       Small        Strong
                                                                   Multi Cap     Company      Strategic
                                                                   Value Fund   Value Fund   Value Fund
                                                                   ----------   ----------   ----------
Assets:
  Investments in Securities, at Value
   (Cost of $256,647, $13,917 and $1,369, respectively)            $  227,447   $   14,473   $    1,348
  Receivable for Securities Sold                                        3,138          347           --
  Receivable for Fund Shares Sold                                           4            3           --
  Dividends and Interest Receivable                                       157            8            1
  Other Assets                                                             40           15            9
                                                                   ----------   ----------   ----------
  Total Assets                                                        230,786       14,846        1,358

Liabilities:
  Payable for Securities Purchased                                      3,599          157           25
  Written Options, at Value (Premiums Received of $495, $0
   and $0, respectively)                                                  438           --           --
  Payable for Fund Shares Redeemed                                         39           --           --
  Accrued Operating Expenses and Other Liabilities                        252            9            2
                                                                   ----------   ----------   ----------
  Total Liabilities                                                     4,328          166           27
                                                                   ----------   ----------   ----------
Net Assets                                                         $  226,458   $   14,680   $    1,331
                                                                   ==========   ==========   ==========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                    $  379,170   $   13,308   $    1,403
  Undistributed Net Investment Income (Loss)                             (405)         (45)           3
  Undistributed Net Realized Gain (Loss)                             (123,164)         861          (55)
  Net Unrealized Appreciation (Depreciation)                          (29,143)         556          (20)
                                                                   ----------   ----------   ----------
  Net Assets                                                       $  226,458   $   14,680   $    1,331
                                                                   ==========   ==========   ==========

Capital Shares Outstanding (Unlimited Number Authorized)                5,043        1,294          150

Net Asset Value Per Share                                          $    44.91   $    11.35   $     8.87
                                                                   ==========   ==========   ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                 (In Thousands, Except As Noted)

                                                           Strong Dividend
                                                             Income Fund
                                                           ---------------

Assets:
  Investments in Securities, at Value (Cost of
   $145,800)                                               $       162,214
  Receivable for Securities Sold                                       822
  Receivable for Fund Shares Sold                                       90
  Dividends and Interest Receivable                                    238
  Other Assets                                                          26
                                                           ---------------
  Total Assets                                                     163,390

Liabilities:
  Payable for Securities Purchased                                     357
  Payable for Fund Shares Redeemed                                      70
  Accrued Operating Expenses and Other
   Liabilities                                                          75
                                                           ---------------
  Total Liabilities                                                    502
                                                           ---------------
Net Assets                                                 $       162,888
                                                           ===============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)            $       169,625
  Undistributed Net Investment Income (Loss)                             1
  Undistributed Net Realized Gain (Loss)                           (23,152)
  Net Unrealized Appreciation (Depreciation)                        16,414
                                                           ---------------
  Net Assets                                               $       162,888
                                                           ===============

Investor Class ($ and shares in full)
  Net Assets                                               $   158,828,237
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                                  12,281,446

  Net Asset Value Per Share                                $         12.93
                                                           ===============

Class K ($ and shares in full)
  Net Assets                                               $     4,059,835
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                                     317,729

  Net Asset Value Per Share                                $         12.78
                                                           ===============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                  (In Thousands)

                                                                       Strong
                                                                       All Cap
                                                                     Value Fund
                                                                     ----------
Dividend Income                                                      $       13

Expenses:
  Investment Advisory Fees                                                   10
  Administrative Fees                                                         4
  Custodian Fees                                                              9
  Shareholder Servicing Costs                                                 4
  Reports to Shareholders                                                     2
  12b-1 Fees                                                                  3
  Professional Fees                                                           6
  Federal and State Registration Fees                                        10
                                                                     ----------
  Total Expenses before Expense Offsets                                      48
  Expense Offsets (Note 4)                                                  (22)
                                                                     ----------
  Expenses, Net                                                              26
                                                                     ----------
Net Investment Income (Loss)                                                (13)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                            (185)
    Written Options                                                           7
                                                                     ----------
    Net Realized Gain (Loss)                                               (178)
  Net Change in Unrealized Appreciation/Depreciation
   on Investments                                                           690
                                                                     ----------
Net Gain (Loss) on Investments                                              512
                                                                     ----------
Net Increase (Decrease) in Net Assets Resulting from Operations      $      499
                                                                     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                        (In Thousands)

                                                                             Strong
                                                                Strong       Mid Cap       Strong
                                                                Dow 30     Disciplined    Multi Cap
                                                              Value Fund      Fund       Value Fund
                                                              ----------   -----------   ----------
Income:
  Dividends (net of foreign withholding taxes of $0,
   $10 and $16, respectively)                                 $      864   $     1,258   $    1,269
  Interest                                                            34           100           42
                                                              ----------   -----------   ----------
  Total Income                                                       898         1,358        1,311

Expenses:
  Investment Advisory Fees                                           223           785          779
  Administrative Fees                                                121           311          260
  Custodian Fees                                                       6            27           33
  Shareholder Servicing Costs                                        165           400          587
  Reports to Shareholders                                             25            51          115
  Professional Fees                                                    7            10            8
  Federal and State Registration Fees                                  9            20           15
  Other                                                               24           133          (37)
                                                              ----------   -----------   ----------
  Total Expenses before Expense Offsets                              580         1,737        1,760
  Expense Offsets (Note 4)                                           (18)          (49)         (44)
                                                              ----------   -----------   ----------
  Expenses, Net                                                      562         1,688        1,716
                                                              ----------   -----------   ----------
Net Investment Income (Loss)                                         336          (330)        (405)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                   (5,425)       15,768      (26,209)
    Written Options                                                   --            59        1,330
    Futures Contracts                                                 --          (993)          --
                                                              ----------   -----------   ----------
    Net Realized Gain (Loss)                                      (5,425)       14,834      (24,879)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                   11,282        12,838       48,756
    Written Options                                                   --            --           11
                                                              ----------   -----------   ----------
    Net Change in Unrealized Appreciation/Depreciation            11,282        12,838       48,767
                                                              ----------   -----------   ----------
Net Gain (Loss) on Investments                                     5,857        27,672       23,888
                                                              ----------   -----------   ----------
Net Increase (Decrease) in Net Assets Resulting from
 Operations                                                   $    6,193   $    27,342   $   23,483
                                                              ==========   ===========   ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                             (In Thousands)

                                                         Strong
                                                          Small       Strong
                                                         Company     Strategic
                                                       Value Fund   Value Fund
                                                       ----------   ----------
Income:
  Dividends                                            $       29   $       13
  Interest                                                      2           --
                                                       ----------   ----------
  Total Income                                                 31           13

Expenses:
  Investment Advisory Fees                                     32            4
  Administrative Fees                                          13            2
  Custodian Fees                                                2           (1)
  Shareholder Servicing Costs                                  19            2
  Reports to Shareholders                                       2            1
  12b-1 Fees                                                   10            1
  Professional Fees                                             4            6
  Federal and State Registration Fees                           7            9
  Other                                                         1            1
                                                       ----------   ----------
  Total Expenses before Expense Offsets                        90           25
  Expense Offsets (Note 4)                                    (14)         (15)
                                                       ----------   ----------
  Expenses, Net                                                76           10
                                                       ----------   ----------
Net Investment Income (Loss)                                  (45)           3

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                             1,117            4
    Futures Contracts                                          80           --
                                                       ----------   ----------
    Net Realized Gain (Loss)                                1,197            4
  Net Change in Unrealized Appreciation/Depreciation
   on Investments                                             858          117
                                                       ----------   ----------
Net Gain (Loss) on Investments                              2,055          121
                                                       ----------   ----------
Net Increase (Decrease) in Net Assets Resulting from
 Operations                                            $    2,010   $      124
                                                       ==========   ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                (In Thousands)

                                                                Strong Dividend
                                                                  Income Fund
                                                                ---------------
Income:
  Dividends (net of foreign withholding taxes of $21)           $         2,037
  Interest                                                                   11
                                                                ---------------
  Total Income                                                            2,048

Expenses (Note 4):
  Investment Advisory Fees                                                  436
  Administrative Fees                                                       223
  Custodian Fees                                                             19
  Shareholder Servicing Costs                                               275
  Reports to Shareholders                                                    51
  Other                                                                      43
                                                                ---------------
  Total Expenses before Expense Offsets                                   1,047
  Expense Offsets                                                            (7)
                                                                ---------------
  Expenses, Net                                                           1,040
                                                                ---------------
Net Investment Income (Loss)                                              1,008

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                                (7,315)
  Net Change in Unrealized Appreciation/Depreciation on
   Investments                                                           20,518
                                                                ---------------
Net Gain (Loss) on Investments                                           13,203
                                                                ---------------
Net Increase (Decrease) in Net Assets Resulting from Operations $        14,211
                                                                ===============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  (In Thousands)

                                                           Strong All Cap Value Fund            Strong Dow 30 Value Fund
                                                        --------------------------------   --------------------------------
                                                        Six Months Ended   Period Ended    Six Months Ended    Year Ended
                                                          June 30, 2003    Dec. 31, 2002     June 30, 2003    Dec. 31, 2002
                                                        ----------------   -------------   ----------------   -------------
                                                           (Unaudited)       (Note 1)        (Unaudited)
Operations:
  Net Investment Income (Loss)                               $   (13)         $   (13)          $    336        $     776
  Net Realized Gain (Loss)                                      (178)            (257)            (5,425)          (6,865)
  Net Change in Unrealized Appreciation/Depreciation             690             (410)            11,282          (10,850)
                                                             -------          -------           --------        ---------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                               499             (680)             6,193          (16,939)
Total Distributions From Net Investment Income                    --               --                 --             (776)
Capital Share Transactions (Note 5):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                  1,059            3,189             (8,138)          (1,769)
                                                             -------          -------           --------        ---------
Total Increase (Decrease) in Net Assets                        1,558            2,509             (1,945)         (19,484)
Net Assets:
  Beginning of Period                                          2,509               --             88,360          107,844
                                                             -------          -------           --------        ---------
  End of Period                                              $ 4,067          $ 2,509           $ 86,415        $  88,360
                                                             =======          =======           ========        =========
  Undistributed Net Investment Income (Loss)                 $   (13)         $    --           $    345        $       9

                                                                  Strong Mid Cap
                                                                 Disciplined Fund            Strong Multi Cap Value Fund
                                                        --------------------------------   --------------------------------
                                                        Six Months Ended    Year Ended     Six Months Ended    Year Ended
                                                          June 30, 2003    Dec. 31, 2002     June 30, 2003    Dec. 31, 2002
                                                        ----------------   -------------   ----------------   -------------
                                                           (Unaudited)                       (Unaudited)
Operations:
  Net Investment Income (Loss)                              $    (330)       $     132         $    (405)       $  (1,094)
  Net Realized Gain (Loss)                                     14,834          (22,931)          (24,879)         (43,569)
  Net Change in Unrealized Appreciation/Depreciation           12,838           (6,024)           48,767          (32,095)
                                                            ---------        ---------         ---------        ---------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                             27,342          (28,823)           23,483          (76,758)
Total Distributions From Net Realized Gains                        --           (5,190)               --               --
Capital Share Transactions (Note 5):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                  67,042           97,012           (17,287)         (56,429)
                                                            ---------        ---------         ---------        ---------
Total Increase (Decrease) in Net Assets                        94,384           62,999             6,196         (133,187)
Net Assets:
  Beginning of Period                                         155,411           92,412           220,262          353,449
                                                            ---------        ---------         ---------        ---------
  End of Period                                             $ 249,795        $ 155,411         $ 226,458        $ 220,262
                                                            =========        =========         =========        =========
  Undistributed Net Investment Income (Loss)                $    (266)       $      64         $    (405)       $      --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                  (In Thousands)

                                                             Strong Small Company
                                                                  Value Fund                  Strong Strategic Value Fund
                                                        --------------------------------   --------------------------------
                                                        Six Months Ended   Period Ended    Six Months Ended   Period Ended
                                                         June 30, 2003     Dec. 31, 2002     June 30, 2003    Dec. 31, 2002
                                                        ----------------   -------------   ----------------   -------------
                                                           (Unaudited)        (Note 1)        (Unaudited)        (Note 1)
Operations:
  Net Investment Income (Loss)                               $    (45)        $   (46)         $      3          $     3
  Net Realized Gain (Loss)                                      1,197            (338)                4              (59)
  Net Change in Unrealized Appreciation/Depreciation              858            (302)              117             (137)
                                                             --------         -------          --------          -------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                              2,010            (686)              124             (193)
Total Distributions From Net Investment Income                     --              --                --               (3)
Capital Share Transactions (Note 5):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                   4,799           8,557               148            1,255
                                                             --------         -------          --------          -------
Total Increase (Decrease) in Net Assets                         6,809           7,871               272            1,059
  Net Assets:
  Beginning of Period                                           7,871              --             1,059               --
                                                             --------         -------          --------          -------
  End of Period                                              $ 14,680         $ 7,871          $  1,331          $ 1,059
                                                             ========         =======          ========          =======
  Undistributed Net Investment Income (Loss)                 $    (45)        $    --          $      3          $    --

                                                                Strong Dividend
                                                                  Income Fund
                                                        --------------------------------
                                                        Six Months Ended    Year Ended
                                                          June 30, 2003    Dec. 31, 2002
                                                        ----------------   -------------
                                                           (Unaudited)
Operations:
  Net Investment Income (Loss)                              $   1,008       $   2,023
  Net Realized Gain (Loss)                                     (7,315)        (13,941)
  Net Change in Unrealized Appreciation/Depreciation           20,518         (30,589)
                                                            ---------       ---------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                             14,211         (42,507)
Distributions:
  From Net Investment Income:
    Investor Class                                               (987)         (2,045)
    Class K                                                       (33)             (8)
  From Net Realized Gains:
    Investor Class                                                 --          (3,774)
    Class K                                                        --              (2)
                                                            ---------       ---------
  Total Distributions                                          (1,020)         (5,829)

Capital Share Transactions (Note 5):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                  (2,027)        (34,368)
                                                            ---------       ---------
Total Increase (Decrease) in Net Assets                        11,164         (82,704)
Net Assets:
  Beginning of Period                                         151,724         234,428
                                                            ---------       ---------
  End of Period                                             $ 162,888       $ 151,724
                                                            =========       =========
  Undistributed Net Investment Income (Loss)                $       1       $      13

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Value Funds (the "Funds"), which include the following Funds, each with its own investment objectives and policies:

     - Strong All Cap Value Fund/(1)/ (a series of Strong Equity Funds II, Inc.)
     - Strong Dow 30 Value Fund/(2)/ (a series of Strong Equity Funds, Inc.)
     - Strong Mid Cap Disciplined Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong Multi Cap Value Fund/(1)/ (a series of Strong Equity Funds II,
       Inc.)
     - Strong Small Company Value Fund/(1)/ (a series of Strong Equity Funds II, Inc.)
     - Strong Strategic Value Fund/(1)/ (a series of Strong Equity Funds II,
       Inc.)
     - Strong Dividend Income Fund/(1)/ (a series of Strong Conservative Equity Funds, Inc.)
       /(1)/ Diversified Fund
       /(2)/ Non-diversified Fund

     Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

     Investor Class shares are available to the general public and Class K shares are available only through programs managed by Strong Capital Management, Inc. (the "Advisor"). Strong All Cap Value Fund, Strong Dow 30 Value Fund, Strong Mid Cap Disciplined Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund and Strong Strategic Value Fund offer Investor Class shares. Strong Dividend Income Fund offers Investor Class shares and Class K shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Strong All Cap Value Fund, Strong Small Company Value Fund and Strong Strategic Value Fund commenced operations on March 28, 2002 (public launch date of April 2, 2002).

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.
          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted or illiquid securities at June 30, 2003.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences

--------------------------------------------------------------------------------

          that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund, other than Strong Dividend Income Fund, generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes at least annually. Strong Dividend Income Fund generally pays dividends from net investment income quarterly and distributes net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying assets fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

     (E) Futures -- Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Advisor has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

          securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (M) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. Cash collateral received is invested in Repurchase Agreements, Investment Funds, Government Obligations and/or Bank Obligations. At June 30, 2003, the Funds had no securities on loan.

          The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security.

     (N) Expenses -- The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the "Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                            Administrative   Administrative
                                                                Fees -            Fees -
                                            Advisory Fees   Investor Class       Class K
                                            -------------   --------------   --------------
     Strong All Cap Value Fund                0.75%/(1)/         0.30%                *
     Strong Dow 30 Value Fund                 0.55%              0.30%                *
     Strong Mid Cap Disciplined Fund          0.75%/(1)/         0.30%                *
     Strong Multi Cap Value Fund              0.75%              0.25%                *
     Strong Small Company Value Fund          0.75%/(1)/         0.30%                *
     Strong Strategic Value Fund              0.75%/(1)/         0.30%                *
     Strong Dividend Income Fund              0.70%/(2)/         0.30%            0.25%

     *    Fund does not offer share class.

     (1) The Investment Advisory fees are 0.75% for the first $4 billion in net assets, 0.725% for the next $2 billion, and 0.70% for net assets $6 billion and above.

     (2) The Investment Advisory fees are 0.70% for the first $4 billion in net assets, 0.675% for the next $2 billion, and 0.65% for net assets $6 billion and above.

     The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for Strong All Cap Value Fund, Strong

--------------------------------------------------------------------------------

     Small Company Value Fund, Strong Strategic Value Fund and Strong Dividend Income Fund Class K to keep Total Annual Operating Expenses at no more than 2.00%, 2.00%, 2.00%, and 0.99%, respectively. These contracts may only be terminated by the Board of Directors of the Funds, but not before May 1, 2004. Transfer agent and related service fees for the Investor Class are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Class K shares are paid an annual rate of 0.20% of the average daily net asset value of the class. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

     The W.H. Reaves & Co., Inc. ("Reaves") manages the investments of Strong Dividend Income Fund under a subadvisory agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. The investment subadvisory fees are based on breakpoints ranging from net asset values of $200 million to $2.5 billion. The investment subadvisory fees are also subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark. The benchmark is 90% of the performance of the Russell 1000 Value Index. The Fund's advisory fee rate will be adjusted to reflect the increase or decrease in subadvisory fees. In addition, Reaves directly affects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the six months ended June 30, 2003, totaled $203,917.

     Strong All Cap Value Fund, Strong Small Company Value Fund and Strong Strategic Value Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act. Under this plan, Strong Investments, Inc. (the "Distributor," and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of each Fund as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares.

     The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2003, is as follows:

                                               Payable to/
                                            (Receivable From)
                                            Administrator or    Shareholder Servicing   Transfer Agency     Unaffiliated
                                               Advisor at        and Other Expenses         Banking          Director's
                                              June 30, 2003     Paid to Administrator   Charges/(Credits)       Fees
                                            -----------------   ---------------------   -----------------   ------------
     Strong All Cap Value Fund                 $       99            $    4,378             $      56         $     286
     Strong Dow 30 Fund                            29,930               165,898                 1,233             1,773
     Strong Mid Cap Disciplined Fund               72,346               401,892                 3,762             2,822
     Strong Multi Cap Value Fund                  173,996               588,027                 5,258             5,013
     Strong Small Company Value Fund                5,039                19,312                   119               347
     Strong Strategic Value Fund                      213                 2,144                    20               264
     Strong Dividend Income Fund                   50,480               276,064                 4,967             3,444

     The Distributor owns 11.1% and 33.3% of Strong All Cap Value Fund and Strong Strategic Value Fund, respectively, at June 30, 2003.

4.   Expenses and Expense Offsets

     For the six months ended June 30, 2003, the class specific expenses are as follows:

                                         Administrative     Shareholder      Reports to
                                              Fees        Servicing Costs   Shareholders    Other
                                         --------------   ---------------   ------------    -----
     Strong Dividend Income Fund
       Investor Class                      $  218,882       $  271,984       $  48,898     $ 3,783
       Class K                                  3,958            3,153           2,521       2,111

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     For the six months ended June 30, 2003, the expense offsets are as follows:

                                                      Expense       Directed
                                                    Waivers and     Brokerage     Earnings
                                                    Absorptions      Credits       Credits
                                                    -----------     ---------     --------
     Strong All Cap Value Fund                      $  (20,640)    $   (1,338)    $    (2)
     Strong Dow 30 Fund                                     --        (17,604)        (69)
     Strong Mid Cap Disciplined Fund                        --        (48,351)       (167)
     Strong Multi Cap Value Fund                            --        (43,449)        (80)
     Strong Small Company Value Fund                    (6,782)        (7,667)        (38)
     Strong Strategic Value Fund                       (14,224)          (360)       (290)
     Strong Dividend Income Fund
          Investor Class                                    --             --          --
          Class K                                       (6,504)            --          --
          Fund Level                                        --             --          (2)

5.   Capital Share Transactions

                                                      Strong All Cap Value Fund           Strong Dow 30 Value Fund
                                                   --------------------------------   ---------------------------------
                                                   Six Months Ended   Period Ended    Six Months Ended    Year Ended
                                                     June 30, 2003    Dec. 31, 2002     June 30, 2003    Dec. 31, 2002
                                                   ----------------   -------------   ----------------   -------------
                                                      (Unaudited)       (Note 1)         (Unaudited)
Capital Share Transactions of Each of
 the Funds Were as Follows:
  Proceeds from Shares Sold                          $ 2,062,517      $ 4,071,980       $  11,216,162     $ 59,529,755
  Proceeds from Reinvestment of Distributions                 --               --                  --          730,231
  Payment for Shares Redeemed                         (1,003,852)        (883,023)        (19,353,953)     (62,029,356)
                                                     -----------      -----------       -------------     ------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                        $ 1,058,665      $ 3,188,957       $  (8,137,791)    $ (1,769,370)
                                                     ===========      ===========       =============     ============

Transactions in Shares of Each of
 the Funds Were as Follows:
  Sold                                                   249,518          433,085           1,079,396        5,072,822
  Issued in Reinvestment of Distributions                     --               --                  --           70,554
  Redeemed                                              (131,679)        (102,039)         (1,856,446)      (5,274,785)
                                                     -----------      -----------       -------------     ------------
Net Increase (Decrease) in Shares of the Fund            117,839          331,046            (777,050)        (131,409)
                                                     ===========      ===========       =============     ============

--------------------------------------------------------------------------------

                                                       Strong Mid Cap
                                                      Disciplined Fund
                                               --------------------------------
                                               Six Months Ended   Year Ended
                                                 June 30, 2003   Dec. 31, 2002
                                               ----------------  --------------
                                                 (Unaudited)
Capital Share Transactions of
 the Fund Were as Follows:
  Proceeds from Shares Sold                      $ 126,257,399   $  237,099,905
  Proceeds from Reinvestment of Distributions               59        4,991,790
  Payment for Shares Redeemed                      (59,215,805)    (145,079,680)
                                                 -------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                    $  67,041,653   $   97,012,015
                                                 =============   ==============

Transactions in Shares of
 the Fund Were as Follows:
  Sold                                               8,214,896       13,917,230
  Issued in Reinvestment of Distributions                    3          332,122
  Redeemed                                          (4,012,962)      (9,089,248)
                                                 -------------   --------------
Net Increase (Decrease) in Shares of the Fund        4,201,937        5,160,104
                                                 =============   ==============

                                                       Strong Multi Cap
                                                          Value Fund
                                               --------------------------------
                                               Six Months Ended   Year Ended
                                                 June 30, 2003   Dec. 31, 2002
                                               ----------------  --------------
                                                  (Unaudited)
Capital Share Transactions of
 the Fund Were as Follows:
  Proceeds from Shares Sold                      $  17,816,016   $   78,012,616
  Proceeds from Reinvestment of Distributions               --               --
  Payment for Shares Redeemed                      (35,102,554)    (134,442,144)
                                                 -------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                    $ (17,286,538)  $  (56,429,528)
                                                 =============   ==============

Transactions in Shares of
 the Fund Were as Follows:
  Sold                                                 433,212        1,576,267
  Issued in Reinvestment of Distributions                   --               --
  Redeemed                                            (878,798)      (2,807,259)
                                                 --------------  --------------
Net Increase (Decrease) in Shares of the Fund          (445,586)     (1,230,992)
                                                 ==============  ==============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                         Strong Small Company                    Strong Strategic
                                                              Value Fund                            Value Fund
                                                    --------------------------------    --------------------------------
                                                    Six Months Ended   Period Ended     Six Months Ended   Period Ended
                                                      June 30, 2003    Dec. 31, 2002      June 30, 2003    Dec. 31, 2002
                                                    ----------------   -------------    ----------------   -------------
                                                       (Unaudited)       (Note 1)          (Unaudited)        (Note 1)
Capital Share Transactions of Each of
 the Funds Were as Follows:
  Proceeds from Shares Sold                           $   8,477,740     $ 12,489,329       $  269,388       $ 1,378,800
  Proceeds from Reinvestment of Distributions                    --               --                1             1,908
  Payment for Shares Redeemed                            (3,678,587)      (3,932,253)        (121,296)         (125,993)
                                                      -------------     ------------       ----------       -----------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                         $   4,799,153     $  8,557,076       $  148,093       $ 1,254,715
                                                      =============     ============       ==========       ===========

Transactions in Shares of Each of the
 Funds Were as Follows:
  Sold                                                      811,791        1,293,229           32,789           147,078
  Issued in Reinvestment of Distributions                        --               --               --               239
  Redeemed                                                 (380,766)        (430,385)         (15,165)          (14,771)
                                                      -------------     ------------       ----------       -----------
Net Increase (Decrease) in Shares of the Fund               431,025          862,844           17,624           132,546
                                                      =============     ============       ==========       ===========

                                                       Strong Dividend
                                                         Income Fund
                                                -------------------------------
                                                Six Months Ended   Year Ended
                                                  June 30, 2003   Dec. 31, 2002
                                                ----------------  -------------
                                                   (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                      $   13,160,168   $  38,534,864
  Proceeds from Reinvestment of Distributions           928,289       5,488,214
  Payment for Shares Redeemed                       (19,291,669)    (78,977,366)
                                                 --------------   -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                        (5,203,212)    (34,954,288)

CLASS K
  Proceeds from Shares Sold                           3,512,543         583,445
  Proceeds from Reinvestment of Distributions            25,582           4,000
  Payment for Shares Redeemed                          (362,171)         (1,203)
                                                 --------------   -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                         3,175,954         586,242
                                                 --------------   -------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                      $   (2,027,258)  $ (34,368,046)
                                                 ==============   =============

--------------------------------------------------------------------------------

                                                  Strong Dividend Income Fund
                                                -------------------------------
                                                Six Months Ended   Year Ended
                                                  June 30, 2003   Dec. 31, 2002
                                                ----------------  -------------
                                                   (Unaudited)
Transactions in Shares of Each Class of
 the Fund Were as Follows:

INVESTOR CLASS
  Sold                                                1,073,670       2,769,920
  Issued in Reinvestment of Distributions                76,531         382,045
  Redeemed                                           (1,626,318)     (5,825,250)
                                                 --------------   -------------
  Net Increase (Decrease) in Shares                    (476,117)     (2,673,285)

CLASS K
  Sold                                                  298,293          47,496
  Issued in Reinvestment of Distributions                 2,136             298
  Redeemed                                              (30,391)           (103)
                                                 --------------   -------------
Net Increase (Decrease) in Shares                       270,038          47,691
                                                 ==============   =============

6.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% (except Strong Multi Cap Value Fund, which is limited to 5%) of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds, except for Strong All Cap Value Fund, Strong Mid Cap Disciplined Fund and Strong Small Company Value Fund, had minimal borrowings under the LOC during the period. During the period ended June 30, 2003, the Strong All Cap Value Fund, Strong Mid Cap Disciplined Fund and Strong Small Company Value Fund had an outstanding average daily balance of $2,762, $143,094 and $14,365, respectively, under the LOC. The maximum amount outstanding during the period was $2,400,000. Interest expense for the Funds that had borrowings under the LOC amounted to $1,525 for the period ended June 30, 2003. At June 30, 2003, there were no borrowings by the Funds outstanding under the LOC.

7.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2003, are as follows:

                                                Purchases         Sales
                                              -------------   -------------
     Strong All Cap Value Fund                $   3,201,616   $   2,286,962
     Strong Dow 30 Fund                          50,891,684      53,582,148
     Strong Mid Cap Disciplined Fund            330,173,418     271,609,347
     Strong Multi Cap Value Fund                 58,938,766      94,662,571
     Strong Small Company Value Fund             12,447,799       8,479,399
     Strong Strategic Value Fund                    251,313         103,071
     Strong Dividend Income Fund                 82,835,378      85,286,589

     There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2003.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

8.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of June 30, 2003:

                                                                                              Net Unrealized
                                                                   Gross          Gross        Appreciation/
                                                    Cost of      Unrealized     Unrealized    (Depreciation)
                                                  Investments   Appreciation  (Depreciation)  on Investments
                                                 -------------  ------------  --------------  --------------
     Strong All Cap Value Fund                   $   4,046,275  $    256,986   $   (123,317)  $     133,669
     Strong Dow 30 Value Fund                       87,786,101     3,738,791     (5,297,085)     (1,558,294)
     Strong Mid Cap Disciplined Fund               238,568,513    19,837,099     (7,889,647)     11,947,452
     Strong Multi Cap Value Fund                   269,923,112     6,424,495    (48,900,114)    (42,475,619)
     Strong Small Company Value Fund                13,922,889     1,124,036       (574,031)        550,005
     Strong Strategic Value Fund                     1,371,258        79,516       (102,345)        (22,829)
     Strong Dividend Income Fund                   148,317,479    15,429,796     (1,533,690)     13,896,106

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                   Net Capital
                                                      Loss        Post-October
                                                   Carryovers        Losses
                                                  ------------    ------------
     Strong All Cap Value Fund                    $    153,782    $      4,281
     Strong Dow 30 Value Fund                        8,786,275         246,640
     Strong Mid Cap Disciplined Fund                21,451,108         348,056
     Strong Multi Cap Value Fund                    63,598,979      23,149,673
     Strong Small Company Value Fund                   330,648              --
     Strong Strategic Value Fund                        52,059           4,514
     Strong Dividend Income Fund                    10,126,939       2,048,028

9.   Special Meeting of Shareholders of Strong Multi Cap Value Fund

     On August 1, 2003, the Strong Multi Cap Value Fund's and Strong Advisor Small Cap Value Fund's Board of Directors approved the reorganization of the Strong Multi Cap Value Fund into the Strong Advisor Small Cap Value Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003. Effective after the close of the market on August 22, 2003 the Strong Multi Cap Value Fund is closed to new investors.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                                             Period Ended
                                                         ---------------------
                                                         June 30,     Dec. 31,
Selected Per-Share Data/(a)/                             2003/(b)/   2002/(c)/
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $   7.58    $  10.00

Income From Investment Operations:
  Net Investment Income (Loss)                             (0.03)      (0.04)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                              1.51       (2.38)
------------------------------------------------------------------------------
  Total from Investment Operations                          1.48       (2.42)

Less Distributions:
  From Net Investment Income                                  --          --
------------------------------------------------------------------------------
  Total Distributions                                         --          --
------------------------------------------------------------------------------
Net Asset Value, End of Period                          $   9.06    $   7.58
==============================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------
   Total Return                                            +19.5%      -24.2%
   Net Assets, End of Period (In Millions)              $      4    $      3
   Ratio of Expenses to Average Net Assets Before
    Expense Offsets                                          3.5%*       3.6%*
   Ratio of Expenses to Average Net Assets                   1.9%*       1.9%*
   Ratio of Net Investment Income (Loss) to Average
    Net Assets                                              (0.9%)*     (0.7%)*
   Portfolio Turnover Rate                                  82.8%      107.7%

STRONG DOW 30 VALUE FUND
--------------------------------------------------------------------------------

                                                                                        Period Ended
                                                              --------------------------------------------------------------
                                                              June 30,   Dec. 31,   Dec. 31,   Dec. 31,  Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                  2003/(b)/    2002       2001       2000      1999       1998
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $ 10.35    $ 12.44    $ 13.49    $ 14.22   $ 11.43    $ 10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                   0.04       0.09       0.07       0.06      0.05       0.18
  Net Realized and Unrealized Gains (Losses) on
   Investments                                                   0.75      (2.09)     (1.05)     (0.73)     2.79       1.43
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               0.79      (2.00)     (0.98)     (0.67)     2.84       1.61

Less Distributions:
  From Net Investment Income                                       --      (0.09)     (0.07)     (0.06)    (0.05)     (0.18)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                              --      (0.09)     (0.07)     (0.06)    (0.05)     (0.18)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $ 11.14    $ 10.35    $ 12.44    $ 13.49   $ 14.22    $ 11.43
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                                   +7.6%     -16.1%      -7.3%      -4.8%    +24.9%     +16.1%
  Net Assets, End of Period (In Millions)                     $    86    $    88    $   108    $   160   $   114    $    28
  Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                        1.4%*      1.4%       1.3%       1.2%      1.1%       2.0%
  Ratio of Expenses to Average Net Assets                         1.4%*      1.4%       1.3%       1.2%      1.1%       0.1%
  Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                         0.8%*      0.8%       0.5%       0.5%      0.6%       2.1%
  Portfolio Turnover Rate                                        66.8%     109.4%     110.6%      87.1%     64.8%      45.7%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  For the period April 2, 2002 (public launch date) to December, 2002 (Note
     1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

                                                                                         Period Ended
                                                               -----------------------------------------------------------------
                                                               June 30,     Dec. 31,     Dec. 31,        Dec. 31,       Dec. 31,
Selected Per-Share Data/(a)/                                   2003/(b)/      2002         2001            2000           1999
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $ 14.85      $ 17.42      $ 15.50         $ 13.52        $ 10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                   (0.02)        0.01        (0.02)          (0.00)/(c)/    (0.10)
  Net Realized and Unrealized Gains (Losses) on Investments       2.20        (2.06)        1.94            3.00           3.62
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                2.18        (2.05)        1.92            3.00           3.52

Less Distributions:
  From Net Investment Income                                        --           --           --           (0.06)            --
  From Net Realized Gains                                           --        (0.52)       (0.00)/(c)/     (0.96)            --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               --        (0.52)       (0.00)/(c)/     (1.02)            --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 17.03      $ 14.85      $ 17.42         $ 15.50        $ 13.52
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                   +14.7%       -11.8%       +12.4%          +22.8%         +35.2%
  Net Assets, End of Period (In Millions)                      $   250      $   155      $    92         $    18        $     6
  Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                         1.7%*        1.5%         1.5%            1.9%           2.0%
  Ratio of Expenses to Average Net Assets                          1.6%*        1.5%         1.5%            1.9%           2.0%
  Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                         (0.3%)*       0.1%        (0.2%)          (0.1%)         (0.9%)
  Portfolio Turnover Rate                                        136.4%       430.7%       647.6%          300.6%         245.7%

STRONG MULTI CAP VALUE FUND
--------------------------------------------------------------------------------


                                                                               Period Ended
                                          -----------------------------------------------------------------------------------------
                                          June 30,    Dec. 31,  Dec. 31,    Sept. 30,      Sept. 30,           Sept. 30,  Sept. 30,
Selected Per-Share Data/(a)/              2003/(b)/    2002     2001/(d)/   2001/(e)/         2000               1999       1998
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $ 40.13    $ 52.60    $ 45.71     $ 51.89        $ 46.10             $ 49.85    $  67.29

Income From Investment Operations:
  Net Investment Income (Loss)              (0.08)     (0.20)     (0.05)       0.02          (0.00)/(c)//(f)/     0.44        0.40
  Net Realized and Unrealized Gains
   (Losses) on Investments                   4.86     (12.27)      6.96       (6.20)          6.29               (3.83)     (15.81)
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations           4.78     (12.47)      6.91       (6.18)          6.29               (3.39)     (15.41)

Less Distributions:
  From Net Investment Income                   --         --      (0.02)         --          (0.50)              (0.36)      (0.59)
  From Net Realized Gains                      --         --         --          --             --                  --       (1.44)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                          --         --      (0.02)         --          (0.50)              (0.36)      (2.03)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $ 44.91    $ 40.13    $ 52.60     $ 45.71        $ 51.89             $ 46.10    $  49.85
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                              +11.9%     -23.7%     +15.1%      -11.9%         +13.7%               -6.9%      -23.5%
  Net Assets, End of Period
   (In Millions)                          $   226    $   220    $   353     $   308        $   402             $   659    $  1,428
  Ratio of Expenses to Average Net
   Assets Before Expense Offsets              1.7%*      1.6%       1.5%*       1.6%           1.5%                1.4%        1.2%
  Ratio of Expenses to Average Net
   Assets                                     1.7%*      1.6%       1.5%*       1.6%           1.5%                1.4%        1.2%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                     (0.4%)*    (0.4%)     (0.1%)*     (0.0%)/(c)/    (0.0%)/(c)/          0.6%        0.7%
  Portfolio Turnover Rate                    28.7%      65.8%      18.1%       58.1%          52.2%               67.1%       39.0%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  Amount calculated is less than $0.005 or 0.05%.
(d)  In 2001, the Fund changed its fiscal year-end from September to December.
(e) Effective May 14, 2001 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Strong Schafer Capital Management, LLC.
(f) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

                                                             Period Ended
                                                        ---------------------
                                                        June 30,    Dec. 31,
Selected Per-Share Data/(a)/                            2003/(b)/   2002/(c)/
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  9.12      $  10.00

Income From Investment Operations:
  Net Investment Income (Loss)                            (0.03)        (0.05)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                             2.26         (0.83)
-----------------------------------------------------------------------------
  Total from Investment Operations                         2.23         (0.88)

Less Distributions:
  From Net Investment Income                                 --            --
-----------------------------------------------------------------------------
  Total Distributions                                        --            --
-----------------------------------------------------------------------------
Net Asset Value, End of Period                          $ 11.35      $   9.12
=============================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------
  Total Return                                            +24.5%         -8.8%
  Net Assets, End of Period (In Millions)               $    15      $      8
  Ratio of Expenses to Average Net Assets Before
   Expense  Offsets                                         2.1%*         2.6%*
  Ratio of Expenses to Average Net Assets                   1.8%*         2.0%*
  Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               (1.0%)*       (1.0%)*
  Portfolio Turnover Rate                                  97.8%        200.5%

STRONG STRATEGIC VALUE FUND
--------------------------------------------------------------------------------

                                                             Period Ended
                                                        ---------------------
                                                        June 30,    Dec. 31,
Selected Per-Share Data/(a)/                            2003/(b)/   2002/(c)/
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  7.99      $  10.00

Income From Investment Operations:
  Net Investment Income (Loss)                             0.02          0.02
  Net Realized and Unrealized Gains (Losses) on
   Investments                                             0.86         (2.01)
-----------------------------------------------------------------------------
  Total from Investment Operations                         0.88         (1.99)

Less Distributions:
  From Net Investment Income                                 --         (0.02)
-----------------------------------------------------------------------------
  Total Distributions                                        --         (0.02)
-----------------------------------------------------------------------------
Net Asset Value, End of Period                          $  8.87      $   7.99
=============================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------
  Total Return                                            +11.0%        -19.9%
  Net Assets, End of Period (In Millions)               $     1      $      1
  Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                          4.5%*         5.9%*
  Ratio of Expenses to Average Net Assets                   1.9%*         1.9%*
  Ratio of Net Investment Income (Loss) to Average
   Net Assets                                               0.5%*         0.5%*
  Portfolio Turnover Rate                                   9.3%         56.9%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period April 2, 2002 (public launch date) to December 31, 2002 (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG DIVIDEND INCOME -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                Period Ended
                                               ----------------------------------------------------------------------------
                                               June 30,    Dec. 31,   Dec. 31,   Dec. 31,    Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                   2003/(b)/     2002       2001     2000/(c)/     2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $ 11.85     $ 15.19    $ 17.49    $ 17.31     $  17.18   $  16.31   $  13.97
Income From Investment Operations:
  Net Investment Income (Loss)                    0.08        0.15       0.35       0.07         0.37       0.37       0.35
  Net Realized and Unrealized Gains (Losses)
   on Investments                                 1.08       (3.09)     (2.30)      1.01         1.88       1.52       3.12
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                1.16       (2.94)     (1.95)      1.08         2.25       1.89       3.47
Less Distributions:
  From Net Investment Income                     (0.08)      (0.15)     (0.35)     (0.08)       (0.36)     (0.41)     (0.37)
  From Net Realized Gains                           --       (0.25)        --      (0.82)       (1.76)     (0.61)     (0.76)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                            (0.08)      (0.40)     (0.35)     (0.90)       (2.12)     (1.02)     (1.13)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $ 12.93     $ 11.85    $ 15.19    $ 17.49     $  17.31   $  17.18   $  16.31
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                    +9.8%      -19.8%     -11.2%      +6.6%       +15.4%     +11.8%     +25.7%
  Net Assets, End of Period (In Millions)      $   159     $   151    $   234    $   298     $    260   $    245   $    214
  Ratio of Expenses to Average Net Assets
   Before Expense Offsets                          1.4%*       1.4%       1.1%       1.0%*        1.0%       1.0%       1.0%
  Ratio of Expenses to Average Net Assets          1.4%*       1.4%       1.1%       1.0%*        1.0%       1.0%       1.0%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                              1.3%*       1.0%       2.1%       2.5%*        2.3%       2.2%       2.4%
  Portfolio Turnover Rate/(d)/                    55.5%      114.1%      76.9%       7.0%       106.8%      74.9%      69.0%

STRONG DIVIDEND INCOME FUND -- CLASS K
--------------------------------------------------------------------------------

                                                       Period Ended
                                                  ----------------------
                                                   June 30,      Dec. 31,
Selected Per-Share Data/(a)/                      2003/(b)/     2002/(e)/
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    11.71    $    15.19
Income From Investment Operations:
  Net Investment Income (Loss)                          0.09          0.25
  Net Realized and Unrealized Gains (Losses)
   on Investments                                       1.09         (3.13)
---------------------------------------------------------------------------
  Total from Investment Operations                      1.18         (2.88)
Less Distributions:
  From Net Investment Income                           (0.11)        (0.35)
  From Net Realized Gains                                 --         (0.25)
---------------------------------------------------------------------------
  Total Distributions                                  (0.11)        (0.60)
---------------------------------------------------------------------------
Net Asset Value, End of Period                    $    12.78    $    11.71
===========================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------
  Total Return                                         +10.1%        -19.4%
  Net Assets, End of Period (In Millions)         $        4    $        1
  Ratio of Expenses to Average Net Assets
   Before Expense Offsets                                1.4%*         2.1%*
  Ratio of Expenses to Average Net Assets                1.0%*         1.0%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                    1.8%*         1.6%*
  Portfolio Turnover Rate/(d)/                          55.5%        114.1%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  For the period January 2, 2002 (public launch date) to December 31, 2002.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

     Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association ("FAAM"), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor"), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors

  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers

  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Christopher O. Petersen, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT35738 08-03

--------------------------------------------------------------------------------

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                               SVLU/WH3295 06-03

Item 1. Reports to Stockholders

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                                            Core

                                                                           Funds

                              [PHOTO APPEARS HERE]

                        Strong Balanced Fund

                  Strong Large Cap Core Fund

               Strong Growth and Income Fund

                     Strong Opportunity Fund

                                                                   [STRONG LOGO]

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                                            Core

                                                                           Funds

Table of Contents

Investment Reviews

     Strong Balanced Fund ............................................ 2
     Strong Large Cap Core Fund ...................................... 4
     Strong Growth and Income Fund ................................... 6
     Strong Opportunity Fund ......................................... 8

Financial Information

     Schedules of Investments in Securities
          Strong Balanced Fund .......................................10
          Strong Large Cap Core Fund .................................15
          Strong Growth and Income Fund ..............................16
          Strong Opportunity Fund ....................................19
     Statements of Assets and Liabilities ............................22
     Statements of Operations ........................................25
     Statements of Changes in Net Assets .............................28
     Notes to Financial Statements ...................................30

Financial Highlights .................................................39

Directors and Officers ...............................................44

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update -- January 1 to June 30, 2003

In the early 1930s, politicians and policymakers in the United States and elsewhere made a series of strategic errors that resulted in what historians termed "an economic contraction." The rest of us call that period of horrible human suffering and deprivation The Great Depression. When it finally ended, those same politicians and economists vowed never to make the same mistakes again.

In this country, seven decades later, the lessons of The Great Depression still echo in our hearts and minds. Today, responding to weak economic growth and fears of a possible severe slowdown, our government's economic policymakers have employed almost every imaginable tool to spur economic growth. As the world's biggest economy and the economic engine of the world, the U.S. has led the way--but not alone. Other countries and regional economic authorities are likewise moving to stimulate their economies.

The store of economic stimulants being brought to bear is unrivaled since World War II. In the U.S. alone, we have witnessed massive government spending, with a projected deficit larger than any in history. Monetary policy also has contributed, pushing short-term interest rates to the lowest levels in more than 50 years. A weaker dollar aims to support manufacturing and export growth. Changes in the tax laws on dividends and the evolving shift in corporate compensation away from stock options to stock grants should meaningfully improve corporate capital allocation.

History has demonstrated that it is dangerous to bet against the world's governing bodies when they resolve to propel economic growth. Signs suggest that we are in the beginning stages of a solid economic rebound. Early in such a recovery phase, stocks and commodity prices usually rise, anticipating further recovery. As additional signs of improvement emerge, consumer and business confidence historically grows, and soon spending typically accelerates.

In the early stages of recovery, employment generally lags (usually 12-18 months) until employers gain confidence that such momentum will be sustained. Because politicians are hypersensitive to employment numbers, they constantly beat the drums of despair, when in reality hiring may be about to improve. And so, it is not unusual to see more aggressive measures taken beyond the point where a legitimate recovery is in place and employment is actually ready to expand.

The strength of our economic system is that, beneath the bland economic statistics reported daily, the system is always driving toward greater efficiency and productivity. Those gains, in turn, inspire growth and create wealth. The pressure and incentive for positive change is heightened during downturns. Thus, our economy is often stronger in the ensuing recovery. It is the combination of our political freedom and our flexible economic system that has created the world's richest and most productive country.

The change that our system creates and accommodates is astonishing. At the beginning of the 20th century, 60 million Americans were employed in agriculture. Today, that number has shrunk to an almost unbelievable 2.5 million people. In the 1950s, 35% of Americans were employed in manufacturing; that number has now fallen to 15%. Manufacturing supplanted farming as the country's dominant employer and wealth generator. Now, the service and technology sectors are taking their turn as the nation's leading economic sectors.

The changes under way in executive compensation and taxation of shareholder dividends are important for all investors to understand. The use of stock grants instead of stock options--that is, real money in place of pipe dreams and gimmicks--should shore up the financial foundation of American corporations. Likewise, the dividend tax law change should have far-reaching consequences. The time-honored practice of companies returning part of their profits to shareholders is a sound one. Issuing dividends will make corporate executives more sensitive to downside risk as well as upside opportunity. The impact of lower taxes on those dividends could be massive.

The United States and the rest of the world are in a consolidation phase following the 1990s, a period that was--in every economic sense--abnormal. The boom and the resultant bust scared and disoriented all of us. But we believe that chapter is closing, and we are wiser for the lessons it taught us.

At the end of the day, there is a good chance that governmental growth initiatives throughout the world will work. If they do, the world's economy will recover, and we could reach a healthy 4%-plus real growth rate in 2004. The current program of policy and tax changes should lay the foundation for job growth and a sustained period of better economic times.

Investors should get on the right side of these trends by continuing to invest using the appropriate combination of stocks and bonds, always consistent with their long-term financial goals.

                                                                      /s/ Dick

Strong Balanced Fund
================================================================================

Effective March 28, 2003, the Strong Balanced Asset Fund was reorganized into the Strong Balanced Fund.

Your Fund's Approach

The Strong Balanced Fund seeks high total return consistent with reasonable risk over the long term. The Fund invests, under normal conditions, between 30% and 70% of its net assets in stocks and between 30% and 70% of its net assets in bonds. The Fund's equity manager focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth and attempts to strike a balance between an investment's growth and income prospects and its potential risks. The Fund's bond portfolio consists primarily of investment-grade bonds of intermediate duration, including U.S. government and agency, corporate, and mortgage-backed securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The managers may sell a holding when they believe it no longer offers an attractive balance between risk and return.

                    Growth of an Assumed $10,000 Investment+
                            From 12-30-81 to 6-30-03

                         [CHART APPEARS HERE]

                                              Lipper Flexible
                The Strong        S&P 500         Portfolio
               Balanced Fund      Index*      Funds Average*
Dec 81          $  10,000        $  10,000       $  10,000
Dec 82          $  13,320        $  12,155       $  13,354
Dec 83          $  19,344        $  14,896       $  16,196
Dec 84          $  21,234        $  15,831       $  16,340
Dec 85          $  25,346        $  20,854       $  20,336
Dec 86          $  29,819        $  24,747       $  23,586
Dec 87          $  29,734        $  26,046       $  24,360
Dec 88          $  32,467        $  30,360       $  27,163
Dec 89          $  36,104        $  39,963       $  31,939
Dec 90          $  37,107        $  38,721       $  31,764
Dec 91          $  44,393        $  50,492       $  40,134
Dec 92          $  45,824        $  54,334       $  43,604
Dec 93          $  52,469        $  59,798       $  48,597
Dec 94          $  51,679        $  60,584       $  47,672
Dec 95          $  63,028        $  83,324       $  59,563
Dec 96          $  69,617        $ 102,443       $  68,002
Dec 97          $  81,219        $ 136,608       $  80,871
Dec 98          $  98,558        $ 175,645       $  92,455
Dec 99          $ 113,836        $ 212,601       $ 104,518
Dec 00          $ 106,599        $ 193,263       $ 105,589
Dec 01          $  94,843        $ 170,311       $  99,119
Dec 02          $  82,847        $ 132,685       $  86,471
Jun 03          $  89,553        $ 148,278       $  94,031

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Flexible Portfolio Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the six months ended June 30, 2003, the Fund posted positive returns. The first half of the year had two distinct performance profiles. The first quarter was highly influenced by the war in Iraq. In this environment, the market embraced a more conservative approach that seemed to favor the larger stocks that are the focus of this Fund's equity portion.

The second quarter was decidedly more upbeat. The end of major combat in Iraq boosted consumer confidence and led to expectations of an economic and market rebound. Also, bond yields approached generational lows. Small- and mid-capitalization stocks had the advantage during this period, which hurt the relative performance of the Fund's equity holdings.

The tone shifted from quarter to quarter

The first half of the year can be divided into pre- and post-major combat in Iraq. While the war's outcome was rarely in doubt, during the first quarter the course that the war would follow was constantly questioned. This uncertainty hurt business spending and consumer confidence. Also, oil prices rose significantly in anticipation of and response to the war, putting pressure on consumer discretionary income. In this unsettling period, it was not surprising to see the market's favor turn toward high-quality, large-capitalization stocks.

As the major portion of the Iraq war was completed, in the second quarter the market focused on the prospects for economic recovery. Looking back to the previous Iraq conflict in 1990-1991, investors began to map out a similar positive response in economic activity and stock market trends. This was evident as investors turned their attention to small- and mid-cap stocks. While the stocks of established, stable companies participated in the market rally, they did not keep pace with the broader market move.

The Federal Reserve continued to cut rates during the period, and bond yields fell to nearly 40-year lows over the first half of the year. This contributed to a continued strong housing market and additional mortgage refinancing. These, in turn, helped consumers to weather the negative impact of higher energy prices and a weak employment environment.

Positioned for economic recovery

The focus of the Fund's equity position is on the stocks of large-capitalization, dividend-paying companies. As we have noted, this approach helped the Fund outperform its broad-based benchmark, the S&P 500 Index, during the first quarter of the year but led it to underperform during the second quarter. The Fund generated a year-to-date return of 8.09% compared to the S&P 500 Index, which generated a year-to-date return of 11.75% as of June 30, 2003.

Throughout the six months, the Fund was positioned for some recovery in economic activity and corporate profits. In addition to the potential recovery to come after the resolution of the situation in Iraq, we believed that the heavy stimulus aimed at the economy--from both a fiscal and monetary standpoint--would be likely to produce some improvement in economic activity and corporate earnings. With this in mind, we moved the Fund's allocation to stocks within a range of 65% to 70% during the period.

Throughout the six months, the Fund had a slight bias toward the technology and retail sectors, a positioning designed to benefit from a rebound in the economy. The stocks we chose within these sectors shared similar qualities of being leaders in their field, having large market capitalizations, and being on a recovering earnings trajectory.

Many of the same factors that drove the equity markets also benefited the corporate bond market over the six months. Credit quality played a significant role in returns, with lower-rated bonds significantly outperforming higher-quality debt. Because the Fund's bond position included BBB-rated bonds during the period, this trend had favorable impact on our performance.

Our outlook for the months ahead

We are guardedly optimistic that the economy and corporate profits are on the path toward recovery. First-half earnings appear to be in line with expectations, and continued growth is expected. After a number of years of aggressive earnings estimates by analysts, it now appears that these forecasts are in line with realistic expectations.

Interest rates are near 40-year lows, benefiting consumers and businesses alike. Energy prices have not declined as much as most would have hoped but have backed off from their earlier highs. In addition, we are in the third year of a Presidential cycle--a time that historically has favored better performance. We will continue to monitor the recovery's progress and strive to make adjustments accordingly.

Thank you for your investment in the Strong Balanced Fund.

Rimas M. Milaitis
Portfolio Co-Manager

Bradley Doyle
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03
----------------------------------------

          1-year                   3.37%

          3-year                  -7.76%

          5-year                  -0.67%

          10-year                  6.18%

          Since Fund Inception    10.74%
          (12-30-81)

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Flexible Portfolio Funds Average is the average of all funds in the Lipper Flexible Portfolio Funds Category. These funds allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Cap Core Fund
================================================================================

Your Fund's Approach

The Strong Large Cap Core Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in the stocks of large-capitalization companies. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index at the time of investment. The Fund also invests in medium-capitalization companies. The manager chooses stocks through fundamental analysis and research and looks for companies the manager believes may have long-term growth potential. The manager examines many factors, such as consistency of the business plan, foresight of the competitive market conditions, business knowledge, and management's attention to detail. To a limited extent, the Fund may also invest in companies the manager believes may be inexpensive relative to one or more valuation measures such as earnings, cash flow, or asset value. The portfolio generally holds 50 or fewer stocks. The manager may sell a holding if its growth prospects diminish or if better investment opportunities become available.

                    Growth of an Assumed $10,000 Investment+
                             From 6-30-98 to 6-30-03

                           [CHART APPEARS HERE]

                 The Strong                  Lipper Large-
                 Large Cap       S&P 500       Cap Core
                 Core Fund        Index*      Funds Index*
Jun 98            $ 10,000      $ 10,000       $ 10,000
Dec 98            $ 11,250      $ 10,924       $ 10,754
Jun 99            $ 12,750      $ 12,276       $ 11,841
Dec 99            $ 14,553      $ 13,222       $ 12,835
Jun 00            $ 13,786      $ 13,167       $ 13,077
Dec 00            $ 13,215      $ 12,020       $ 11,889
Jun 01            $ 12,523      $ 11,215       $ 10,962
Dec 01            $ 11,734      $ 10,592       $ 10,363
Jun 02            $ 10,498      $  9,199       $  9,082
Dec 02            $  8,579      $  8,252       $  8,162
Jun 03            $  9,432      $  9,222       $  8,991

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the six months ended June 30, 2003, the Fund posted strong returns on an absolute basis while moderately underperforming its broad-based benchmark, the S&P 500 Index. The Fund posted mild losses in the first quarter, when the markets and the economy were stalled by concerns about the war with Iraq. In the second quarter, the Fund posted strong returns as the war's quick resolution boosted investor and consumer confidence.

Two very different quarters

The economy and markets started January on an optimistic note, but both quickly fell as fears of the impact of war with Iraq consumed the minds of investors, businesses, and consumers. In the uncertainty, businesses delayed spending and made additional cutbacks in payroll, and consumer confidence weakened. Equities reached their low point in mid-March, and returns in most sectors were negative.

In the second quarter, however, the progress of the coalition forces in Iraq proved to be better than many expected, driving strong upward momentum in the markets. The recovery was broad-based, with virtually every sector posting positive returns. Newly restored confidence in America--not just in its military strength but also in its economic power--drove this sea of change in investor sentiment. Continued monetary stimulus from the

Federal Reserve and fiscal stimulus in the form of tax cuts from the President and Congress also helped to increase optimism regarding the prospects for economic recovery.

As investors gained more confidence in the economy, they became willing to put more money back into the equity markets--even though current economic news has been mixed. This is consistent with a role the stock market has historically played--as a leading indicator of economic growth.

Large-cap stocks performed more strongly in the early part of this rebound, from mid-March through mid-April. At that point, investor sentiment and tolerance for risk accelerated, which allowed small- and mid-cap stocks to outperform large-cap stocks.

A high level of diversification

Over the six months, the Fund's composition in terms of sectors was closely in line with its broad-based benchmark, reflecting broad diversification. This approach is a good long-term strategy--but it made sense particularly in the second half of the period, an environment that saw a variety of sectors post strong results.

The Fund was, however, overweighted compared to the S&P 500 Index in the consumer cyclicals area and benefited strongly from this position. Some holdings in this sector experienced very strong appreciation in the second-quarter rally. We also had a mild overweighting in financials, where we were able to identify a number of stocks selling at attractive valuations.

Recovery appears likely to continue

Consumer-related sectors have led the recovery to date, with housing activity and car sales both playing key roles in leading the economy out of recession. Despite weak employment data, consumer spending fundamentals remain fairly healthy and appear set to improve. Spending on housing and cars may slow, but retail and services spending may very well increase to fill the void.

At this point, the manufacturing sector and corporate capital spending have corrected to the point that they now seem set to provide a good base for noninflationary growth for some time to come. While businesses may wait a little longer before gaining full confidence and stepping up spending, we believe that once the turn comes, it could progress more quickly than expected. The cost-cutting measures that have been taking place over the past several years could set the stage for profits to expand faster than revenues.

Despite recent gains, price/earnings ratios for many stocks are still very reasonable, particularly when adjusted to account for low interest rates. We believe significant opportunities for further appreciation remain available in a variety of sectors.

We appreciate your continued investment in the Strong Large Cap Core Fund.

Karen E. McGrath
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
----------------------------------------

          1-year                 -10.15%

          3-year                 -11.88%

          5-year                  -1.16%

          Since Fund Inception    -1.16%
          (6-30-98)

The Fund's since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth and Income Fund
================================================================================

Your Fund's Approach

The Strong Growth and Income Fund seeks high total return by investing for capital growth and income. The Fund, under normal conditions, focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital. The manager utilizes fundamental analysis, such as management interviews and financial statement analysis. In addition, screening techniques are used to identify undervalued securities, improving returns, and earnings growth. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The manager may sell a holding when its fundamental qualities deteriorate.

                    Growth of an Assumed $10,000 Investment+
                            From 12-29-95 to 6-30-03

                         [CHART APPEARS HERE]

                The Strong                  Lipper Large-
                Growth and      S&P 500       Cap Core
                Income Fund      Index*      Funds Index*
Dec 95           $ 10,000       $ 10,000      $ 10,000
Jun 96           $ 11,556       $ 11,009      $ 10,896
Dec 96           $ 13,191       $ 12,295      $ 11,984
Jun 97           $ 15,469       $ 14,827      $ 14,114
Dec 97           $ 17,199       $ 16,395      $ 15,486
Jun 98           $ 20,447       $ 19,297      $ 18,280
Dec 98           $ 22,866       $ 21,080      $ 19,657
Jun 99           $ 25,842       $ 23,689      $ 21,644
Dec 99           $ 30,237       $ 25,515      $ 23,461
Jun 00           $ 30,395       $ 25,408      $ 23,904
Dec 00           $ 27,137       $ 23,194      $ 21,732
Jun 01           $ 23,414       $ 21,642      $ 20,038
Dec 01           $ 21,692       $ 20,440      $ 18,943
Jun 02           $ 18,893       $ 17,752      $ 16,602
Dec 02           $ 16,957       $ 15,924      $ 14,921
Jun 03           $ 18,633       $ 17,795      $ 16,435

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the six months ended June 30, 2003, the Fund posted positive returns. The first half of the year had two distinct performance profiles. The first quarter was highly influenced by the war in Iraq. In this environment, the market embraced a more conservative approach that seemed to favor the larger stocks that are this Fund's focus.

The second quarter was decidedly more upbeat. The end of major combat in Iraq boosted consumer confidence and led to expectations of an economic and market rebound. Also, bond yields approached generational lows. Small- and mid-capitalization stocks had the advantage during this period, which hurt the Fund's relative performance somewhat.

Two very different quarters

The first half of the year can be divided into pre- and post-major combat in Iraq. While the war's outcome was rarely in doubt, during the first quarter the course that the war would follow was constantly questioned. This uncertainty hurt business spending and consumer confidence. Also, oil prices rose significantly in anticipation of and response to the war, putting pressure on consumer discretionary income. In this unsettling period, it was not surprising to see the market's favor turn toward high-quality, large-capitalization stocks.

As the major portion of the Iraq war was completed, in the second quarter the market focused on the prospects for economic recovery. Looking back to the previous Iraq conflict in 1990-1991, investors began to map out a similar positive response in economic activity and stock market trends. This was evident as investors turned their attention to small- and mid-cap stocks. While the stocks of established, stable companies participated in the market rally, they did not keep pace with the broader market move.

Also having impact on the markets over the six months were fears of deflation, limiting the ability of companies to improve earnings by raising prices. The Federal Reserve voiced concern about this issue during one of its meetings and even cut rates further in a preemptive strike. Nonetheless, at this point inflation remains positive, though at a low level. It appears to us that this period of relative pricing weakness reflects weak demand--a situation that can resolve itself as underlying economic trends begin to improve.

Bond yields were driven down to nearly 40-year lows during the first half of the year. This contributed to a continued strong housing market and additional mortgage refinancing. These in turn helped consumers to weather the negative impact of higher energy prices and a weak employment environment.

Our positioning for a changing environment

The Fund's focus is on the stocks of large-capitalization, dividend-paying companies. As we have noted, this approach helped the Fund outperform its broad-based benchmark, the S&P 500 Index, during the first quarter of the year but led it to underperform during the second quarter. Throughout the six months, the Fund was positioned for some recovery in economic activity and corporate profits. In addition to the potential recovery to come after the resolution of the situation in Iraq, we believed that the heavy stimulus aimed at the economy--from both a fiscal and monetary standpoint--would be likely to produce some improvement in economic activity and corporate earnings.

Throughout the period, the Fund had a slight bias toward the technology and retail sectors, a positioning designed to benefit from a recovery in the economy. The stocks we chose within these sectors shared similar qualities of being leaders in their field, having large market capitalizations, and being on a recovering earnings trajectory. In addition, their attractive valuations at the time we purchased them offered significant room for potential appreciation. And indeed, a number of these stocks have already made considerable progress and contributed positively to returns.

Our outlook for the months ahead

We are guardedly optimistic that the economy and corporate profits are on the path toward recovery. First-half earnings appear to be in line with expectations, and continued growth is expected. After a number of years of analyst earnings estimates being too aggressive, it now appears that these forecasts are in line with realistic expectations.

Interest rates are near 40-year lows, benefiting consumers and businesses alike. Energy prices have not declined as much as most would have hoped, but they have backed off from their earlier highs. In addition, we are in the third year of a Presidential cycle--a time that historically has favored better performance. We will continue to monitor the recovery's progress and strive to make adjustments accordingly.

Thank you for your investment in the Strong Growth and Income Fund.

Rimas M. Milaitis
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Investor Class
----------------------------------------

          1-year                  -1.38%

          3-year                 -15.05%

          5-year                  -1.84%

          Since Fund Inception     8.65%
          (12-29-95)

Institutional Class/2/
----------------------------------------

          1-year                  -0.57%

          3-year                 -14.49%

          5-year                  -1.42%

          Since Fund Inception     8.96%
          (12-29-95)

Advisor Class/3/
----------------------------------------

          1-year                  -1.24%

          3-year                 -15.09%

          5-year                  -1.96%

          Since Fund Inception     8.47%
          (12-29-95)

Class K/1/,/4/
----------------------------------------

         1-year                   -0.89%

         3-year                  -14.86%

         5-year                   -1.71%

         Since Fund Inception      8.74%
         (12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Institutional Class shares prior to February 29, 2000, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ The performance of the Advisor Class shares prior to February 29, 2000, is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/4/ The performance of Class K shares prior to December 31, 2001, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Opportunity Fund
================================================================================

Your Fund's Approach

The Strong Opportunity Fund seeks capital growth. The Fund invests, under normal conditions, primarily in stocks of medium-capitalization companies that the Fund's managers believe are underpriced yet have attractive growth prospects. The managers base their analysis on a company's "private market value"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. The manager may sell a stock when its price no longer compares favorably with the company's private market value.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-85 to 6-30-03

                         [CHART APPEARS HERE]

                  The Strong       Russell     Lipper Multi-
                 Opportunity      MidCap(R)       Cap Core
                     Fund           Index*      Funds Index*
Dec 85            $  10,000        $ 10,000       $ 10,000
Dec 86            $  15,990        $ 11,820       $ 11,426
Dec 87            $  17,894        $ 11,847       $ 11,820
Dec 88            $  20,841        $ 14,193       $ 13,264
Dec 89            $  24,694        $ 17,922       $ 17,104
Dec 90            $  21,903        $ 15,861       $ 16,334
Dec 91            $  28,845        $ 22,446       $ 21,600
Dec 92            $  33,851        $ 26,114       $ 23,615
Dec 93            $  41,022        $ 29,848       $ 26,529
Dec 94            $  42,325        $ 29,223       $ 26,284
Dec 95            $  53,868        $ 39,292       $ 34,750
Dec 96            $  63,637        $ 46,757       $ 41,863
Dec 97            $  78,558        $ 60,321       $ 52,862
Dec 98            $  90,724        $ 66,410       $ 62,742
Dec 99            $ 121,017        $ 78,518       $ 75,771
Dec 00            $ 131,394        $ 84,995       $ 73,243
Dec 01            $ 125,085        $ 80,215       $ 65,362
Dec 02            $  91,370        $ 67,232       $ 51,152
Jun 03            $ 106,142        $ 77,630       $ 57,901

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund posted solid performance during the first six months of 2003. We were pleased with the portfolio's performance, particularly its strength as the period came to a close. During the first quarter of 2003, we strategically reviewed many of the Fund's holdings. The market's weakness during February and part of March gave us an opportunity to replace some holdings with higher-quality stocks that not only performed well in the market upturn that began in late March but also positioned the Fund well for the balance of the year and beyond.

We had a number of holdings that were hurt in 2002 by the tight credit conditions that then prevailed. These stocks benefited from additional monetary stimulus in the first half of this year, as well as an easing of investors' aversion to risk. As a result, the Fund's credit-sensitive holdings, particularly in the media area, performed especially well.

New tax law has impact

The first six months of 2003 were characterized by significant market volatility. A strong January gave way to a sharp sell-off in February and early March, as investors grappled with uncertainties associated with the pending conflict in Iraq and the economic impact of the SARS outbreak. Once the Iraq conflict began and it was clear that coalition forces were making rapid progress, the stock market rallied strongly through the end of June.

While the major events during the past six months appeared to be largely geopolitical in nature, the changes in domestic policy during this period were, if anything, even more significant. The U.S. government implemented sweeping tax changes that sharply reduced the capital gains and dividends-received tax rates, significantly improving the investment landscape.

Historically, reductions in capital gains taxes have unleashed a fury of entrepreneurial activity, with new businesses and even industries created. Reducing capital-gains tax rates also has been shown to spur mergers and acquisitions activity.

The underlying investment methodology of the Fund is to determine a company's private market value--what that company would be worth if sold as a whole--and then buy the stock at a deep discount to that value. Our goal isn't to invest only in companies that will be acquired, but we look at many of the same metrics that may also attract would-be acquirers. A return to a healthier environment for corporate acquisitions is clearly positive for equity values in general and for the Fund in particular.

The reduction in dividend taxes is also highly significant and may prove to be the most far-reaching change of the next decade. Going forward, corporate managements will be under increasing pressure to pay dividends rather than continue to pour capital into low-return projects. We are actively seeking out those companies that we believe can increase their dividends dramatically over the next few years or those that will have the ability to begin paying dividends.

Careful changes to the portfolio

We have spent considerable time over the past 12 months taking a microscopic view of the Fund's holdings, working to introduce new names into the portfolio and sell those that we perceived no longer offered a favorable risk/reward ratio. Our private market value methodology remains a powerful tool for uncovering stocks that are mispriced.

As noted earlier, the more accommodating credit environment had a positive impact on many of the Fund's holdings during the period. In addition to the Fund's media holdings, stocks that benefited included those in the technology and biotechnology areas. Selected retail holdings also generated strong performance.

Our outlook

Generally, we do not allow a top-down market view to drive our investment activity. We believe that our private market value methodology is applicable in down and up markets. That said, it does appear to us that the equity markets should benefit from the monetary and fiscal stimulus emanating from Washington, from merger and acquisition activity that could result from recent changes in tax policy, and from an eventual economic rebound.

We appreciate your continued investment in the Strong Opportunity Fund.

Richard T. Weiss
Portfolio Co-Manager

Ann M. Miletti
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03

Investor Class
----------------------------------------

          1-year                   0.79%

          5-year                   3.39%

          10-year                 11.08%

          Since Fund Inception    14.46%
          (12-31-85)

Advisor Class/2/
----------------------------------------

          1-year                   0.70%

          5-year                   3.11%

          10-year                 10.76%

          Since Fund Inception    14.11%
          (12-31-85)

Class K/1/,/3/
----------------------------------------

          1-year                   1.03%

          5-year                   3.43%

          10-year                 11.10%

          Since Fund Inception    14.47%
          (12-31-85)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Advisor Class shares prior to February 24, 2000, is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ The performance of Class K shares prior to August 30, 2002, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds Category. Source of the Russell data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                              STRONG BALANCED FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 65.1%
Aerospace - Defense 0.8%
The Boeing Company                                     14,400   $       494,208
General Dynamics Corporation                            3,500           253,750
Raytheon Company                                       30,300           995,052
                                                                ---------------
                                                                      1,743,010

Auto Manufacturers - Domestic 0.1%
Ford Motor Company                                     27,100           297,829

Banks - Money Center 4.6%
Bank of America Corporation                            29,850         2,359,045
The Bank of New York Company, Inc.                     18,100           520,375
Citigroup, Inc.                                       102,900         4,404,120
J.P. Morgan Chase & Company                            81,500         2,785,670
                                                                ---------------
                                                                     10,069,210

Banks - Northeast 0.2%
North Fork Bancorporation, Inc.                        10,800           367,848

Banks - Super Regional 3.1%
FleetBoston Financial Corporation                      36,800         1,093,328
Mellon Financial Corporation                           27,000           749,250
National City Corporation                              16,000           523,360
U.S. Bancorp                                           55,200         1,352,400
Wachovia Corporation                                   34,200         1,366,632
Wells Fargo Company                                    34,700         1,748,880
                                                                ---------------
                                                                      6,833,850

Beverages - Alcoholic 0.2%
Anheuser-Busch Companies, Inc.                         10,800           551,340

Beverages - Soft Drinks 0.8%
The Coca-Cola Company                                  36,400         1,689,324

Building - Construction
 Products/Miscellaneous 0.2%
Masco Corporation                                      16,500           393,525

Building - Resident/Commercial 0.4%
Centex Corporation                                     10,200           793,458

Chemicals - Basic 0.3%
The Dow Chemical Company                               24,600           761,616

Chemicals - Specialty 0.2%
Praxair, Inc.                                           6,900           414,690

Commercial Services - Advertising 0.1%
Omnicom Group, Inc.                                     3,300           236,610

Commercial Services - Miscellaneous 0.1%
Paychex, Inc.                                          10,200           298,962

Commercial Services - Schools 0.1%
Apollo Group, Inc. Class A (b)                          2,800           172,928

Computer - Local Networks 1.2%
Cisco Systems, Inc. (b)                               145,500         2,428,395
Juniper Networks, Inc. (b)                             21,300           263,481
                                                                ---------------
                                                                      2,691,876

Computer - Manufacturers 1.5%
Dell, Inc. (b)                                         41,600         1,329,536
Hewlett-Packard Company                                77,700         1,655,010
Sun Microsystems, Inc. (b)                             55,800           256,680
                                                                ---------------
                                                                      3,241,226

Computer - Memory Devices 0.6%
EMC Corporation (b)                                   130,100         1,362,147

Computer - Services 1.0%
Computer Sciences Corporation (b)                      11,000           419,320
International Business Machines Corporation            22,500         1,856,250
                                                                ---------------
                                                                      2,275,570

Computer Software - Desktop 2.2%
Microsoft Corporation                                 185,300         4,745,533

Computer Software -
 Education/Entertainment 0.2%
Electronic Arts, Inc. (b)                               6,700           495,733

Computer Software - Enterprise 0.9%
Computer Associates International, Inc.                10,300           229,484
Oracle Systems Corporation (b)                         80,600           968,812
Siebel Systems, Inc. (b)                               25,900           247,086
VERITAS Software Corporation (b)                       18,500           530,395
                                                                ---------------
                                                                      1,975,777

Cosmetics - Personal Care 0.7%
Avon Products, Inc.                                     9,900           615,780
The Gillette Company                                   16,700           532,062
Kimberly-Clark Corporation                              8,200           427,548
                                                                ---------------
                                                                      1,575,390

Diversified Operations 4.4%
AOL Time Warner, Inc. (b)                              80,900         1,301,681
E.I. Du Pont de Nemours & Company                      23,900           995,196
General Electric Company                              158,600         4,548,648
Honeywell International, Inc.                          19,100           512,835
3M Co.                                                  8,200         1,057,636
Tyco International, Ltd.                               40,200           762,996
United Technologies Corporation                         7,350           520,601
                                                                ---------------
                                                                      9,699,593

Electronics - Measuring Instruments 0.3%
Danaher Corporation                                     7,800           530,790
Teradyne, Inc. (b)                                     12,100           209,451
                                                                ---------------
                                                                        740,241

Electronics - Semiconductor Equipment 0.3%
Applied Materials, Inc. (b)                            44,200           701,012

Electronics - Semiconductor
 Manufacturing 2.0%
Broadcom Corporation Class A (b)                       24,500           610,295
Intel Corporation                                     125,400         2,606,314
Maxim Integrated Products, Inc.                         5,100           174,369
Micron Technology, Inc. (b)                            22,100           257,023
PMC-Sierra, Inc. (b)                                   12,600           147,798
Texas Instruments, Inc.                                29,700           522,720
                                                                ---------------
                                                                      4,318,519

Finance - Consumer/Commercial Loans 0.5%
MBNA Corporation                                       25,000           521,000
SLM Corporation                                        17,100           669,807
                                                                ---------------
                                                                      1,190,807

Finance - Investment Brokers 0.9%
The Goldman Sachs Group, Inc.                          13,300         1,113,875
Merrill Lynch & Company, Inc.                           6,000           280,080
Morgan Stanley                                         15,600           666,900
                                                                ---------------
                                                                      2,060,855

Finance - Investment Management 0.3%
Franklin Resources, Inc.                               18,700           730,609

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Finance - Mortgage & Related Services 0.5%
Fannie Mae                                             10,900   $       735,096
Freddie Mac                                             8,200           416,314
                                                                ---------------
                                                                      1,151,410

Finance - Savings & Loan 0.3%
Washington Mutual, Inc.                                14,000           578,200

Financial Services - Miscellaneous 1.1%
American Express Company                               39,800         1,664,038
First Data Corporation                                 17,900           741,776
                                                                ---------------
                                                                      2,405,814

Food - Miscellaneous Preparation 1.1%
General Mills, Inc.                                    10,700           507,287
Kellogg Company                                        17,500           601,475
PepsiCo, Inc.                                          28,000         1,246,000
                                                                ---------------
                                                                      2,354,762

Insurance - Brokers 0.2%
Marsh & McLennan Companies, Inc.                       10,400           531,128

Insurance - Diversified 1.0%
American International Group, Inc.                     38,900         2,146,502

Insurance - Life 0.4%
Lincoln National Corporation                           10,700           381,241
MetLife, Inc.                                          14,300           404,976
                                                                ---------------
                                                                        786,217

Insurance - Property/Casualty/Title 0.8%
Ambac Financial Group, Inc.                             4,300           284,875
Everest Re Group, Ltd.                                  9,700           742,050
XL Capital, Ltd. Class A                                9,700           805,100
                                                                ---------------
                                                                      1,832,025

Internet - E*Commerce 0.2%
eBay, Inc. (b)                                          5,100           531,318

Internet - Internet Service
 Provider/Content 0.3%
Yahoo! Inc. (b)                                        22,800           746,928

Leisure - Gaming 0.4%
MGM Mirage, Inc. (b)                                   10,500           358,890
Station Casinos, Inc. (b)                              19,700           497,425
                                                                ---------------
                                                                        856,315

Leisure - Services 0.3%
The Walt Disney Company                                31,900           630,025

Machinery - Construction/Mining 0.2%
Caterpillar, Inc.                                       9,600           534,336

Machinery - Farm 0.2%
Deere & Company                                         8,300           379,310

Machinery - General Industrial 0.2%
Ingersoll-Rand Company Class A                          8,100           383,292

Media - Cable TV 0.6%
Comcast Corporation Class A (Non-Voting) (b)           38,100         1,098,423
EchoStar Communications Corporation
 Class A (b)                                            6,200           214,644
                                                                ---------------
                                                                      1,313,067

Media - Newspapers 0.4%
Gannett Company, Inc.                                  10,100           775,781

Media - Radio/TV 1.2%
Clear Channel Communications, Inc. (b)                 26,000         1,102,140
Viacom, Inc. Class B (b)                               35,000         1,528,100
                                                                ---------------
                                                                      2,630,240

Medical - Biomedical/Genetics 1.0%
Amgen, Inc. (b)                                        29,664         1,970,876
Genzyme Corporation (b)                                 6,100           254,980
                                                                ---------------
                                                                      2,225,856

Medical - Drug/Diversified 1.7%
Abbott Laboratories                                    26,800         1,172,768
Johnson & Johnson                                      48,500         2,507,450
                                                                ---------------
                                                                      3,680,218

Medical - Ethical Drugs 4.9%
Bristol-Myers Squibb Company                           36,800           999,120
Forest Laboratories, Inc. (b)                          10,400           569,400
Eli Lilly & Company                                    18,700         1,289,739
Merck & Company, Inc.                                  36,400         2,204,020
Pfizer, Inc.                                          131,380         4,486,627
Schering-Plough Corporation                             9,100           169,260
Wyeth                                                  21,300           970,215
                                                                ---------------
                                                                     10,688,381

Medical - Generic Drugs 0.2%
Teva Pharmaceutical Industries, Ltd. ADR                7,100           404,203

Medical - Health Maintenance
 Organizations 0.7%
Aetna, Inc.                                            12,600           758,520
UnitedHealth Group, Inc.                               15,200           763,800
                                                                ---------------
                                                                      1,522,320

Medical - Products 1.4%
Alcon, Inc.                                             7,500           342,750
Boston Scientific Corporation (b)                      11,700           714,870
Medtronic, Inc.                                        16,700           801,099
St. Jude Medical, Inc. (b)                             14,300           822,250
Stryker Corporation                                     5,000           346,850
                                                                ---------------
                                                                      3,027,819

Medical - Wholesale Drugs/Sundries 0.5%
AmerisourceBergen Corporation                           5,400           374,490
Cardinal Health, Inc.                                  11,000           707,300
                                                                ---------------
                                                                      1,081,790

Medical/Dental - Supplies 0.1%
Becton, Dickinson & Company                             7,500           291,375

Metal Ores - Miscellaneous 0.2%
Alcoa, Inc.                                            21,300           543,150

Metal Products - Fasteners 0.1%
Illinois Tool Works, Inc.                               4,900           322,665

Oil & Gas - Field Services 0.4%
Schlumberger, Ltd.                                     20,200           960,914

Oil & Gas - International Integrated 2.6%
ChevronTexaco Corporation                              17,500         1,263,500
ConocoPhillips                                         11,300           619,240
Exxon Mobil Corporation                               107,200         3,849,552
                                                                ---------------
                                                                      5,732,292

Oil & Gas - Machinery/Equipment 0.2%
Baker Hughes, Inc.                                     16,400           550,548

Oil & Gas - United States Exploration &
 Production 0.6%
Apache Corporation                                     19,715         1,282,658

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                        STRONG BALANCED FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Real Estate Development 0.2%
Simon Property Group, Inc.                              9,600   $       374,688

Retail - Consumer Electronics 0.4%
Best Buy Company, Inc. (b)                             22,000           966,240

Retail - Department Stores 0.6%
Federated Department Stores, Inc.                      14,100           519,585
Kohl's Corporation (b)                                 14,500           745,010
                                                                ---------------
                                                                      1,264,595

Retail - Home Furnishings 0.2%
Bed Bath & Beyond, Inc. (b)                            10,500           407,505

Retail - Major Discount Chains 2.3%
Target Corporation                                     29,600         1,120,064
Wal-Mart Stores, Inc.                                  72,800         3,907,176
                                                                ---------------
                                                                      5,027,240

Retail - Restaurants 0.3%
McDonald's Corporation                                 29,800           657,388

Retail - Super/Mini Markets 0.2%
The Kroger Company (b)                                 27,200           453,696

Retail/Wholesale - Building Products 1.1%
The Home Depot, Inc.                                   54,800         1,814,976
Lowe's Companies, Inc.                                 12,800           549,760
                                                                ---------------
                                                                      2,364,736

Shoes & Related Apparel 0.2%
NIKE, Inc. Class B                                      8,600           460,014

Soap & Cleaning Preparations 0.9%
The Procter & Gamble Company                           21,100         1,881,698

Telecommunications - Cellular 0.3%
Nextel Communications, Inc. Class A (b)                29,000           524,320
Sprint Corporation - PCS Group (b)                     40,500           232,875
                                                                ---------------
                                                                        757,195

Telecommunications - Equipment 0.8%
Corning, Inc. (b)                                      83,600           617,804
Lucent Technologies, Inc. (b)                         102,100           207,263
Motorola, Inc.                                         36,800           347,024
UTStarcom, Inc. (b)                                    14,200           505,094
                                                                ---------------
                                                                      1,677,185

Telecommunications - Services 1.9%
BellSouth Corporation                                  34,000           905,420
SBC Communications, Inc.                               56,500         1,443,575
Verizon Communications, Inc.                           44,000         1,735,800
                                                                ---------------
                                                                      4,084,795

Tobacco 0.7%
Altria Group, Inc.                                     33,400         1,517,696

Transportation - Air Freight 0.5%
FedEx Corporation                                      16,400         1,017,292

Transportation - Airline 0.1%
Delta Air Lines, Inc.                                  13,000           190,840

Transportation - Rail 0.4%
Union Pacific Corporation                              14,900           864,498

Trucks & Parts - Heavy Duty 0.1%
PACCAR, Inc.                                            3,400           229,704

Utility - Electric Power 1.7%
American Electric Power Company, Inc.                  18,900           563,787
Dominion Resources, Inc.                               15,200           976,904
Duke Energy Corporation                                14,900           297,255
Entergy Corporation                                    18,500           976,430
Exelon Corporation                                     16,800         1,004,808
                                                                ---------------
                                                                      3,819,184
-------------------------------------------------------------------------------
Total Common Stocks (Cost $127,025,866)                             143,326,136
-------------------------------------------------------------------------------

Corporate Bonds 12.8%
AKI, Inc. Senior Notes,
 10.50%, Due 7/01/08                            $     300,000           309,000
AOL Time Warner, Inc. Notes:
 5.625%, Due 5/01/05                                  300,000           318,655
 6.875%, Due 5/01/12                                  150,000           171,590
AT&T Corporation Senior Notes,
 7.00%, Due 11/15/06                                  250,000           278,304
AT&T Wireless Services, Inc. Senior Notes,
 7.875%, Due 3/01/11                                  350,000           414,092
Aladdin Gaming Holdings LLC/Aladdin
 Capital Corporation Senior Discount
 Notes, 13.50%, Due 3/01/10
 (Defaulted Effective 9/21/01) (g)                  3,700,000            37,000
Altria Group, Inc. Notes,
 7.65%, Due 7/01/08                                   100,000           111,876
Anadarko Petroleum Corporation Notes,
 6.125%, Due 3/15/12                                  150,000           170,207
Bank of America Corporation Subordinated
 Notes, 7.40%, Due 1/15/11                            650,000           799,792
Bottling Group LLC Senior Notes,
 4.625%, Due 11/15/12 (d)                             250,000           261,797
British Sky Broadcasting Group PLC
 Yankee Notes, 6.875%, Due 2/23/09                    165,000           186,715
British Telecom PLC Yankee Notes,
 8.125%, Due 12/15/10                                 290,000           367,395
Capital One Bank Medium-Term Notes,
 6.50%, Due 6/13/13                                   210,000           208,407
Cendant Corporation Notes,
 6.25%, Due 3/15/10                                   100,000           111,393
Centerpoint Energy Resources Corporation
 Senior Notes, 7.875%, Due 4/01/13 (d)                100,000           115,226
Citigroup, Inc. Notes,
 5.50%, Due 8/09/06                                   575,000           631,730
Citizens Communications Company
 Senior Notes, 8.50%, Due 5/15/06                     200,000           232,143
Clear Channel Communications, Inc.
 Senior Notes, 5.75%, Due 1/15/13                     155,000           168,007
Comcast Corporation Senior Notes,
 5.85%, Due 1/15/10                                   250,000           275,526
Conoco Funding Company Notes,
 6.35%, Due 10/15/11                                  250,000           292,500
Core Investment Grade Trust Pass-Thru
 Certificates, 4.727%, Due 11/30/07                   250,000           265,507
Cox Communications, Inc. Notes,
 7.75%, Due 8/15/06                                   250,000           288,649
Credit Suisse First Boston USA, Inc. Notes:
 4.625%, Due 1/15/08                                  200,000           213,794
 6.50%, Due 1/15/12                                   250,000           287,368
Daimler Chrysler North America Holding
 Corporation Guaranteed Notes:
 4.05%, Due 6/04/08                                   100,000            99,141
 7.75%, Due 1/18/11                                   200,000           232,945
Deutsche Telekom International
 Finance Notes, 8.50%, Due 6/15/10                    200,000           246,077

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Devon Financing Corporation ULC Notes,
 6.875%, Due 9/30/11                            $     350,000   $       411,224
Dominion Resources, Inc. Notes,
 6.25%, Due 6/30/12                                   210,000           238,260
Dow Chemical Company Notes,
 6.00%, Due 10/01/12                                  100,000           108,983
EOP Operating LP Notes,
 6.75%, Due 2/15/12                                   350,000           399,314
European Investment Bank Yankee Notes:
 3.00%, Due 6/16/08                                   290,000           296,613
 4.625%, Due 3/01/07                                  500,000           543,348
Fiserv, Inc. Notes,
 4.00%, Due 4/15/08 (d)                               250,000           257,730
Florida Power & Light Company First
 Mortgage Notes, 6.875%, Due 12/01/05                 110,000           122,870
Ford Motor Credit Company Notes:
 6.50%, Due 1/25/07                                   250,000           263,239
 7.25%, Due 10/25/11                                  150,000           154,450
 7.375%, Due 2/01/11                                  455,000           471,091
 7.60%, Due 8/01/05                                   160,000           171,873
France Telecom SA Yankee Notes,
 9.25%, Due 3/01/11                                   350,000           441,265
General Electric Capital Corporation
 Medium-Term Notes, Series A:
 5.875%, Due 2/15/12                                  550,000           616,289
 6.50%, Due 12/10/07                                  250,000           288,055
General Mills, Inc. Notes,
 3.875%, Due 11/30/07                                 300,000           314,616
General Motors Acceptance Corporation Notes:
 5.125%, Due 5/09/08                                  350,000           346,226
 6.875%, Due 9/15/11                                  370,000           371,810
 7.125%, Due 7/15/13                                  185,000           184,273
Goldman Sachs Group, Inc. Senior Notes,
 5.70%, Due 9/01/12                                   340,000           374,208
Goodrich Corporation Senior Notes,
 7.625%, Due 12/15/12                                 100,000           114,265
Health Care Property Investment, Inc. Notes,
 6.875%, Due 6/08/15
 (Remarketing Date 6/08/05)                           150,000           160,714
Health Care Property Investment, Inc.
 Senior Notes, 6.00%, Due 3/01/15                     200,000           207,774
Household Finance Corporation Senior Notes,
 5.875%, Due 2/01/09                                  580,000           647,401
International Lease Finance Corporation Notes,
 5.875%, Due 5/01/13                                  200,000           215,721
International Paper Company Notes,
 5.85%, Due 10/30/12                                  300,000           327,560
J.P. Morgan Chase & Company Subordinated
 Notes, 6.625%, Due 3/15/12                           300,000           346,686
Kraft Foods, Inc. Notes,
 5.625%, Due 11/01/11                                 250,000           272,874
Kroger Company Notes,
 6.75%, Due 4/15/12                                   100,000           114,333
Lehman Brothers Holdings, Inc. Notes,
 4.00%, Due 1/22/08                                   400,000           417,314
M&T Bank Corporation, Floating Rate
 Subordinated Notes, 3.85%, Due 4/01/13               250,000           255,376
Merrill Lynch & Company, Inc.
 Medium-Term Notes,
 Tranche #312, 4.00%, Due 11/15/07                    200,000           207,913
MetLife, Inc. Debentures,
 3.911%, Due 5/15/05                                  205,000           213,617
MidAmerican Energy Holdings Company
 Senior Notes, 7.23%, Due 9/15/05                     345,000           381,707
Morgan Stanley Notes,
 5.80%, Due 4/01/07                                   500,000           552,657
Morgan Stanley Tracers,
 6.799%, Due 6/15/12 (d)                              780,000           905,237
National Rural Utilities Cooperative
 Finance Corporation Notes,
 6.50%, Due 3/01/07                                   300,000           340,144
Newmont Mining Corporation Notes,
 8.625%, Due 5/15/11                                  100,000           124,963
NiSource Finance Corporation Notes,
 7.625%, Due 11/15/05                                 305,000           333,654
Norfolk Southern Corporation Senior Notes,
 6.00%, Due 4/30/08                                   250,000           279,847
Normandy Finance, Ltd. Yankee Notes,
 7.625%, Due 7/15/08 (d)                              200,000           222,500
Ohio Edison Company Senior Notes,
 4.00%, Due 5/01/08 (d)                               150,000           154,026
PNC Funding Corporation Subordinated Notes,
 6.125%, Due 2/15/09                                  450,000           516,978
Pemex Project Funding Master Trust Notes,
 7.375%, Due 12/15/14                                 310,000           340,225
Principal Life Global Funding I
 Medium-Term Notes,
 Tranche #23, 3.625%, Due 4/30/08 (d)                 250,000           255,920
Province of Quebec Notes,
 5.00%, Due 7/17/09                                   335,000           367,773
Raytheon Company Notes,
 6.55%, Due 3/15/10                                   200,000           224,160
Reliant Energy Resources Corporation Notes,
 7.75%, Due 2/15/11                                   100,000           114,126
Republic of Chile Yankee Bonds,
 5.50%, Due 1/15/13                                   150,000           159,075
Republic of Italy Yankee Notes,
 3.625%, Due 9/14/07                                  300,000           314,705
Safeway, Inc. Notes,
 4.80%, Due 7/16/07                                   200,000           209,349
Salomon Smith Barney Holdings, Inc.
 Senior Notes, 5.875%, Due 3/15/06                    510,000           560,238
Sears Roebuck Acceptance Corporation Notes,
 6.75%, Due 8/15/11                                   100,000           113,048
Sovereign Bancorp Senior Notes,
 10.50%, Due 11/15/06                                 150,000           180,360
Sprint Capital Corporation Notes,
 6.125%, Due 11/15/08                                 500,000           543,411
Telus Corporation Yankee Notes,
 8.00%, Due 6/01/11                                   200,000           232,000
Tenet Healthcare Corporation Senior Notes,
 6.375%, Due 12/01/11                                 150,000           139,500
Texas Eastern Transmission Corporation Notes,
 5.25%, Due 7/15/07                                   320,000           344,069
Travelers Property and Casualty Corporation
 Senior Notes, 5.00%, Due 3/15/13                     150,000           156,492
Tyson Foods, Inc. Notes:
 6.625%, Due 10/01/04                                 210,000           217,740
 7.25%, Due 10/01/06                                  100,000           111,757
US Bancorp Medium-Term Notes,
 3.125%, Due 3/15/08                                  300,000           302,986
Union Pacific Corporation Notes,
 5.75%, Due 10/15/07                                  305,000           338,901
United Mexican States Yankee Notes,
 7.50%, Due 1/14/12                                   500,000           573,125
Verizon New York, Inc. Debentures, Series A,
 6.875%, Due 4/01/12                                  300,000           353,865
Wal-Mart Stores, Inc. Notes,
 4.375%, Due 7/12/07                                  365,000           391,501

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                        STRONG BALANCED FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Waste Management, Inc. Senior Notes,
 6.50%, Due 11/15/08                            $     200,000   $       228,930
Wells Fargo & Company Senior Notes,
 5.25%, Due 12/01/07                                  415,000           456,326
XTO Energy, Inc. Senior Notes,
 6.25%, Due 4/15/13 (d)                               140,000           149,450
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $27,336,877)                             28,162,866
-------------------------------------------------------------------------------
Non-Agency Mortgage &
 Asset-Backed Securities 2.9%
ABN AMRO Mortgage Corporation
 Adjustable Rate Pass-Thru Certificates,
 Series 2002-1A, Class IIA-3,
 5.35%, Due 6/25/32                                   276,839           282,612
Asset Securitization Corporation Commercial
 Mortgage Pass-Thru Certificates:
 Series 1995-MD4, Class A-1,
 7.10%, Due 8/13/29                                 1,444,123         1,573,808
 Series 1996-MD6, Class A-1B,
 6.88%, Due 11/13/29                                1,035,000         1,053,034
Community Program Loan Trust Bonds,
 Series 1987, Class A-4, 4.50%, Due 10/01/18        1,343,597         1,378,902
Countrywide, Inc. Floating Rate Asset-Backed
 Certificates, Series 2002-S3, Class A-1,
 1.21%, Due 6/25/17                                   146,929           146,958
Holmes Financing Number 1 PLC Floating
 Rate Notes, Series 1, Class 1A,
 1.43%, Due 7/15/05                                   750,000           750,000
Topsail CBO, Ltd. Subordinated Bonds,
 Series 1A, Class C, 10.90%, Due 4/23/13
 (Acquired 4/23/02-4/23/03;
 Cost $733,873) (Defaulted Effective
 4/23/03) (d) (g)                                     833,978           125,096
Volkswagen Credit Auto Master Owner
 Trust Floating Rate Loan-Backed Notes,
 Series 2000-1, Class A, 1.26%, Due 8/20/07           650,000           652,315
Washington Mutual Mortgage Pass-Thru
 Certificates, Series 2002-AR4, Class A-7,
 5.551%, Due 4/26/32                                  371,629           377,913
-------------------------------------------------------------------------------
Total Non-Agency Mortgage &
 Asset-Backed Securities (Cost $6,827,666)                            6,340,638
-------------------------------------------------------------------------------
United States Government
 & Agency Issues 14.4%
FHLMC Adjustable Rate Participation
 Certificates, Pool #865469,
 6.755%, Due 8/01/25                                  330,452           341,993
FHLMC Notes:
 5.50%, Due 7/15/06                                   150,000           166,113
 5.75%, Due 3/15/09                                 1,115,000         1,282,286
 6.00%, Due 6/15/11                                 1,800,000         2,105,588
FHLMC Participation Certificates:
 6.50%, Due 12/01/10                                1,000,000         1,057,518
 10.25%, Due 3/01/15                                   37,509            42,067
 10.50%, Due 1/01/16                                    6,114             7,016
FHLMC TBA, 5.00%, Due 8/15/18 (f)                   1,240,000         1,277,587
FNMA Guaranteed Mortgage Adjustable
 Rate Pass-Thru Certificates,
 6.96%, Due 1/01/07                                 2,087,224         2,355,420
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Pass-Thru Trust,
 9.50%, Due 11/25/31                                1,018,234         1,186,879
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Variable Rate Pass-
 Thru Certificates, Series G92-61, Class FJ,
 3.31%, Due 10/25/22                                  194,941           196,438
FNMA Notes:
 3.25%, Due 11/15/07                                1,000,000         1,036,856
 3.50%, Due 9/15/04                                 3,000,000         3,085,632
 4.375%, Due 10/15/06                                 200,000           215,661
 5.25%, Due 6/15/06                                 1,500,000         1,648,342
 5.50%, Due 2/15/06                                 1,560,000         1,713,590
 5.75%, Due 2/15/08                                 2,950,000         3,369,319
GNMA Guaranteed Pass-Thru
 Certificates, 7.50%, Due 12/15/07                    332,327           347,103
United States Treasury Notes:
 1.25%, Due 5/31/05                                   500,000           499,863
 2.625%, Due 5/15/08                                  615,000           620,814
 3.25%, Due 8/15/07                                   840,000           876,915
 3.50%, Due 11/15/06                                1,790,000         1,887,403
 3.625%, Due 5/15/13                                  905,000           912,354
 4.00%, Due 11/15/12                                  805,000           837,924
 4.75%, Due 11/15/08                                  545,000           604,333
 5.75%, Due 11/15/05                                1,025,000         1,128,421
 6.50%, Due 2/15/10                                    90,000           109,213
 6.625%, Due 5/15/07                                  160,000           187,238
 10.375%, Due 11/15/12                              1,985,000         2,644,780
-------------------------------------------------------------------------------
Total United States Government &
 Agency Issues (Cost $30,772,091)                                    31,744,666
-------------------------------------------------------------------------------
Short-Term Investments (a) 10.7%
Corporate Bonds 0.2%
Regency Centers LP Notes, 7.40%,
 Due 4/01/04                                          250,000           260,967
WMX Technologies, Inc. Notes, 8.00%,
 Due 4/30/04                                          110,000           115,177
                                                                ---------------
                                                                        376,144

Collateral Received for Securities
 Lending (h) 5.3%
Money Market Funds 3.6%
Deutsche Daily Assets Fund -
 Institutional Class                                7,899,586         7,899,586

Repurchase Agreements 1.7%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $1,256,947); Collateralized by:
 United States Government & Agency Issues       $   1,256,900         1,256,900
Goldman, Sachs and Company (Dated 6/30/03),
 1.22%, Due 7/01/03 (Repurchase proceeds
 $1,256,943); Collateralized by:
 United States Government & Agency Issues           1,256,900         1,256,900
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $1,256,947); Collateralized by:
 United States Government & Agency Issues           1,256,900         1,256,900
                                                                ---------------
                                                                      3,770,700
                                                                ---------------
Total Collateral Received for
 Securities Lending                                                  11,670,286

Repurchase Agreements 4.7%
ABN AMRO Inc. (Dated 6/30/03),
 1.20%, Due 7/01/03 (Repurchase proceeds
 $9,500,317); Collateralized by: United States
 Government & Agency Issues (e)                     9,500,000         9,500,000

-------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

State Street Bank (Dated 6/30/03),
 0.75%, Due 7/01/03 (Repurchase proceeds
 $819,017); Collateralized by: United States
 Government & Agency Issues (e)                 $     819,000   $       819,000
                                                                ---------------
Total Repurchase Agreements                                          10,319,000

United States Government & Agency
 Issues 0.5%
United States Treasury Bills,
 Due 8/14/03 thru 9/04/03 (c)                         945,000           943,774
United States Treasury Notes, 5.25%,
 Due 8/15/03                                          140,000           140,793
                                                                ---------------
                                                                      1,084,567
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $23,445,281)                      23,449,997
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $215,407,781) 105.9%          233,024,303
Other Assets and Liabilities, Net (5.9%)                            (12,991,716)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $   220,032,587
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                      Expiration   Face Amount    Appreciation/
                                         Date       at Value     (Depreciation)
--------------------------------------------------------------------------------
Purchased:
20 Two-Year U. S. Treasury Notes          9/03     $ 4,325,938    $       1,790

Sold:
25 Ten-Year U.S. Treasury Notes           9/03       2,935,938           18,448

                           STRONG LARGE CAP CORE FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 95.6%
Banks - Money Center 9.1%
Bank of America Corporation                             1,500   $       118,545
Citigroup, Inc.                                         3,900           166,920
J.P. Morgan Chase & Company                             2,500            85,450
                                                                ---------------
                                                                        370,915

Banks - Southeast 1.6%
Synovus Financial Corporation                           3,000            64,500

Banks - Super Regional 1.5%
Northern Trust Company                                  1,500            62,685

Beverages - Alcoholic 1.8%
Anheuser-Busch Companies, Inc.                          1,400            71,470

Building - Construction Products/
 Miscellaneous 1.4%
The Stanley Works                                       2,100            57,960

Building - Resident/Commercial 5.0%

Centex Corporation                                        900            70,011
Lennar Corporation Class A                                900            64,350
Lennar Corporation Class B                                 90             6,183
Pulte Homes, Inc.                                       1,000            61,660
                                                                ---------------
                                                                        202,204

Computer - Local Networks 1.9%
Cisco Systems, Inc. (b)                                 4,600            76,774

Computer - Manufacturers 1.8%
Dell, Inc. (b)                                          2,300            73,508

Computer - Services 2.6%
International Business Machines Corporation             1,300           107,250

Computer Software - Desktop 3.6%
Microsoft Corporation                                   5,800           148,538

Computer Software - Enterprise 1.5%
Oracle Systems Corporation (b)                          5,000            60,100

Diversified Operations 7.9%
AOL Time Warner, Inc. (b)                               4,000            64,360
General Electric Company                                5,400           154,872
3M Co.                                                    800           103,184
                                                                ---------------
                                                                        322,416

Electronics - Semiconductor Manufacturing 2.9%
Intel Corporation                                       5,600           116,390

Finance - Consumer/Commercial Loans 1.2%
SLM Corporation                                         1,200            47,004

Finance - Investment Brokers 4.2%
The Goldman Sachs Group, Inc.                           1,000            83,750
Merrill Lynch & Company, Inc.                           1,900            88,692
                                                                ---------------
                                                                        172,442

Insurance - Accident & Health 1.3%
AFLAC, Inc.                                             1,700            52,275

Insurance - Diversified 3.0%
American International Group, Inc.                      2,200           121,396

Media - Newspapers 1.5%
Tribune Company                                         1,300            62,790

Media - Radio/TV 2.2%
Viacom, Inc. Class B (b)                                2,100            91,686

Medical - Biomedical/Genetics 2.1%
Amgen, Inc. (b)                                         1,300            86,372

Medical - Drug/Diversified 2.8%
Johnson & Johnson                                       2,200           113,740

Medical - Ethical Drugs 7.1%
Bristol-Myers Squibb Company                            2,300            62,445
Merck & Company, Inc.                                   1,800           108,990
Pfizer, Inc.                                            3,500           119,525
                                                                ---------------
                                                                        290,960

Medical - Hospitals 1.0%
HCA, Inc.                                               1,300            41,652

Oil & Gas - Field Services 2.5%
Schlumberger, Ltd.                                      2,100            99,897

Oil & Gas - International Integrated 2.4%
Exxon Mobil Corporation                                 2,700            96,957

Oil & Gas - International Specialty 2.9%
Kerr McGee Corporation                                  1,400            62,720
Unocal Corporation                                      1,900            54,511
                                                                ---------------
                                                                        117,231

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG LARGE CAP CORE FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Paper & Paper Products 1.5%
MeadWestvaco Corporation                                2,400   $        59,280

Retail - Department Stores 1.3%
May Department Stores Company                           2,400            53,424

Retail - Major Discount Chains 4.5%
Target Corporation                                      2,300            87,032
Wal-Mart Stores, Inc.                                   1,800            96,606
                                                                ---------------
                                                                        183,638

Retail - Restaurants 2.0%
McDonald's Corporation                                  3,700            81,622

Retail/Wholesale - Building Products 3.0%
The Home Depot, Inc.                                    2,000            66,240
Lowe's Companies, Inc.                                  1,300            55,835
                                                                ---------------
                                                                        122,075
Soap & Cleaning Preparations 1.6%
Clorox Company                                          1,500            63,975

Telecommunications - Services 3.4%
SBC Communications, Inc.                                2,700            68,985
Verizon Communications, Inc.                            1,800            71,010
                                                                ---------------
                                                                        139,995

Utility - Electric Power 1.5%
The Southern Company                                    2,000            62,320
-------------------------------------------------------------------------------
Total Common Stocks (Cost $3,577,553)                                 3,895,441
-------------------------------------------------------------------------------
Short-Term Investments (a) 4.3%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $173,604); Collateralized by: United States
 Government & Agency Issues (e)                 $     173,600           173,600
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $173,600)                            173,600
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $3,751,153) 99.9%               4,069,041
Other Assets and Liabilities, Net 0.1%                                    5,383
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $     4,074,424
===============================================================================

                           STRONG GROWTH & INCOME FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 100.1%
Aerospace - Defense 1.2%
The Boeing Company                                     76,100   $     2,611,752
General Dynamics Corporation                           19,500         1,413,750
Raytheon Company                                      162,200         5,326,648
                                                                ---------------
                                                                      9,352,150

Auto Manufacturers - Domestic 0.2%
Ford Motor Company                                    142,900         1,570,471

Banks - Money Center 7.0%
Bank of America Corporation                           155,300        12,273,359
The Bank of New York Company, Inc.                     94,600         2,719,750
Citigroup, Inc.                                       548,400        23,471,520
J.P. Morgan Chase & Company                           430,900        14,728,162
                                                                ---------------
                                                                     53,192,791

Banks - Northeast 0.3%
North Fork Bancorporation, Inc.                        56,900         1,938,014

Banks - Super Regional 4.7%
FleetBoston Financial Corporation                     195,600         5,811,276
Mellon Financial Corporation                          142,500         3,954,375
National City Corporation                              83,200         2,721,472
U.S. Bancorp                                          291,000         7,129,500
Wachovia Corporation                                  180,300         7,204,788
Wells Fargo Company                                   182,700         9,208,080
                                                                ---------------
                                                                     36,029,491

Beverages - Alcoholic 0.4%
Anheuser-Busch Companies, Inc.                         57,500         2,935,375

Beverages - Soft Drinks 1.2%
The Coca-Cola Company                                 193,500         8,980,335

Building - Construction Products/
 Miscellaneous 0.3%
Masco Corporation                                      86,900         2,072,565

Building - Resident/Commercial 0.5%
Centex Corporation                                     54,000         4,200,660

Chemicals - Basic 0.5%
The Dow Chemical Company                              132,700         4,108,392

Chemicals - Specialty 0.3%
Praxair, Inc.                                          36,900         2,217,690

Commercial Services - Advertising 0.2%
Omnicom Group, Inc.                                    17,200         1,233,240

Commercial Services - Miscellaneous 0.2%
Paychex, Inc.                                          54,200         1,588,602

Commercial Services - Schools 0.1%
Apollo Group, Inc. Class A (b)                         15,100           932,576

Computer - Local Networks 1.9%
Cisco Systems, Inc. (b)                               773,700        12,913,053
Juniper Networks, Inc. (b)                            113,000         1,397,810
                                                                ---------------
                                                                     14,310,863

Computer - Manufacturers 2.2%
Dell, Inc. (b)                                        216,600         6,922,536
Hewlett-Packard Company                               413,600         8,809,680
Sun Microsystems, Inc. (b)                            301,900         1,388,740
                                                                ---------------
                                                                     17,120,956

Computer - Memory Devices 1.0%
EMC Corporation (b)                                   692,100         7,246,287

Computer - Services 1.6%
Computer Sciences Corporation (b)                      57,300         2,184,276
International Business Machines Corporation           119,400         9,850,500
                                                                ---------------
                                                                     12,034,776
Computer Software - Desktop 3.3%
Microsoft Corporation                                 984,300        25,207,923

Computer Software -
 Education/Entertainment 0.3%
Electronic Arts, Inc. (b)                              35,700         2,641,443

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Computer Software - Enterprise 1.4%
Computer Associates International, Inc.                54,900   $     1,223,172
Oracle Systems Corporation (b)                        428,100         5,145,762
Siebel Systems, Inc. (b)                              138,100         1,317,474
VERITAS Software Corporation (b)                       97,300         2,789,591
                                                                ---------------
                                                                     10,475,999

Cosmetics - Personal Care 1.1%
Avon Products, Inc.                                    52,700         3,277,940
The Gillette Company                                   83,400         2,657,124
Kimberly-Clark Corporation                             44,300         2,309,802
                                                                ---------------
                                                                      8,244,866

Diversified Operations 6.8%
AOL Time Warner, Inc. (b)                             429,600         6,912,264
E.I. Du Pont de Nemours & Company                     126,000         5,246,640
General Electric Company                              842,600        24,165,768
Honeywell International, Inc.                         105,900         2,843,415
3M Co.                                                 42,800         5,520,344
Tyco International, Ltd.                              212,200         4,027,556
United Technologies Corporation                        38,800         2,748,204
                                                                ---------------
                                                                     51,464,191

Electronics - Measuring Instruments 0.5%
Danaher Corporation                                    40,800         2,776,440
Teradyne, Inc. (b)                                     64,400         1,114,764
                                                                ---------------
                                                                      3,891,204

Electronics - Semiconductor Equipment 0.5%
Applied Materials, Inc. (b)                           237,200         3,761,992

Electronics - Semiconductor Manufacturing 3.0%
Broadcom Corporation Class A (b)                      130,400         3,248,264
Intel Corporation                                     661,200        13,742,381
Maxim Integrated Products, Inc.                        27,400           936,806
Micron Technology, Inc. (b)                           117,600         1,367,688
PMC-Sierra, Inc. (b)                                   66,900           784,737
Texas Instruments, Inc.                               157,400         2,770,240
                                                                ---------------
                                                                     22,850,116

Finance - Consumer/Commercial Loans 0.8%
MBNA Corporation                                      132,700         2,765,468
SLM Corporation                                        90,600         3,548,802
                                                                ---------------
                                                                      6,314,270

Finance - Investment Brokers 1.5%
The Goldman Sachs Group, Inc.                          71,500         5,988,125
Merrill Lynch & Company, Inc.                          33,000         1,540,440
Morgan Stanley                                         84,000         3,591,000
                                                                ---------------
                                                                     11,119,565

Finance - Investment Management 0.5%
Franklin Resources, Inc.                              101,400         3,961,698

Finance - Mortgage & Related Services 0.8%
Fannie Mae                                             58,300         3,931,752
Freddie Mac                                            43,500         2,208,495
                                                                ---------------
                                                                      6,140,247

Finance - Savings & Loan 0.4%
Washington Mutual, Inc.                                74,000         3,056,200

Financial Services - Miscellaneous 1.7%
American Express Company                              209,800         8,771,738
First Data Corporation                                 95,000         3,936,800
                                                                ---------------
                                                                     12,708,538

Food - Miscellaneous Preparation 1.6%
General Mills, Inc.                                    56,700         2,688,147
Kellogg Company                                        92,200         3,168,914
PepsiCo, Inc.                                         147,400         6,559,300
                                                                ---------------
                                                                     12,416,361

Insurance - Brokers 0.4%
Marsh & McLennan Companies, Inc.                       54,800         2,798,636

Insurance - Diversified 1.6%
American International Group, Inc.                    217,400        11,996,132

Insurance - Life 0.5%
Lincoln National Corporation                           56,800         2,023,784
MetLife, Inc.                                          75,500         2,138,160
                                                                ---------------
                                                                      4,161,944

Insurance - Property/Casualty/Title 1.3%
Ambac Financial Group, Inc.                            22,900         1,517,125
Everest Re Group, Ltd.                                 51,700         3,955,050
XL Capital, Ltd. Class A                               51,500         4,274,500
                                                                ---------------
                                                                      9,746,675

Internet - E*Commerce 0.4%
eBay, Inc. (b)                                         26,600         2,771,188

Internet - Internet Service
 Provider/Content 0.5%
Yahoo! Inc. (b)                                       121,900         3,993,444

Leisure - Gaming 0.6%
MGM Mirage, Inc. (b)                                   56,000         1,914,080
Station Casinos, Inc. (b)                             104,800         2,646,200
                                                                ---------------
                                                                      4,560,280

Leisure - Services 0.4%
The Walt Disney Company                               169,300         3,343,675

Machinery - Construction/Mining 0.4%
Caterpillar, Inc.                                      52,000         2,894,320

Machinery - Farm 0.3%
Deere & Company                                        43,800         2,001,660

Machinery - General Industrial 0.3%
Ingersoll-Rand Company Class A                         42,100         1,992,172

Media - Cable TV 0.9%
Comcast Corporation Class A (Non-Voting) (b)          202,400         5,835,192
EchoStar Communications
 Corporation Class A (b)                               32,900         1,138,998
                                                                ---------------
                                                                      6,974,190

Media - Newspapers 0.5%
Gannett Company, Inc.                                  53,500         4,109,335

Media - Radio/TV 1.8%
Clear Channel Communications, Inc. (b)                138,800         5,883,732
Viacom, Inc. Class B (b)                              186,300         8,133,858
                                                                ---------------
                                                                     14,017,590

Medical - Biomedical/Genetics 1.6%
Amgen, Inc. (b)                                       157,600        10,470,944
Genzyme Corporation (b)                                32,400         1,354,320
                                                                ---------------
                                                                     11,825,264

Medical - Drug/Diversified 2.6%
Abbott Laboratories                                   141,200         6,178,912
Johnson & Johnson                                     256,600        13,266,220
                                                                ---------------
                                                                     19,445,132

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG GROWTH & INCOME FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Medical - Ethical Drugs 7.4%
Bristol-Myers Squibb Company                          190,200   $     5,163,930
Forest Laboratories, Inc. (b)                          55,200         3,022,200
Eli Lilly & Company                                    99,000         6,828,030
Merck & Company, Inc.                                 193,000        11,686,150
Pfizer, Inc.                                          698,200        23,843,530
Schering-Plough Corporation                            48,300           898,380
Wyeth                                                 112,700         5,133,485
                                                                ---------------
                                                                     56,575,705

Medical - Generic Drugs 0.3%
Teva Pharmaceutical Industries, Ltd. ADR               37,000         2,106,410

Medical - Health Maintenance
 Organizations 1.1%
Aetna, Inc.                                            66,800         4,021,360
UnitedHealth Group, Inc.                               80,000         4,020,000
                                                                ---------------
                                                                      8,041,360

Medical - Products 2.1%
Alcon, Inc.                                            39,800         1,818,860
Boston Scientific Corporation (b)                      62,400         3,812,640
Medtronic, Inc.                                        88,900         4,264,533
St. Jude Medical, Inc. (b)                             76,400         4,393,000
Stryker Corporation                                    26,400         1,831,368
                                                                ---------------
                                                                     16,120,401

Medical - Wholesale Drugs/Sundries 0.8%
AmerisourceBergen Corporation                          28,600         1,983,410
Cardinal Health, Inc.                                  58,600         3,767,980
                                                                ---------------
                                                                      5,751,390

Medical/Dental - Supplies 0.2%
Becton, Dickinson & Company                            39,600         1,538,460

Metal Ores - Miscellaneous 0.4%
Alcoa, Inc.                                           113,700         2,899,350

Metal Products - Fasteners 0.2%
Illinois Tool Works, Inc.                              25,900         1,705,515

Oil & Gas - Field Services 0.7%
Schlumberger, Ltd.                                    106,600         5,070,962

Oil & Gas - International Integrated 4.0%
ChevronTexaco Corporation                              98,000         7,075,600
ConocoPhillips                                         59,000         3,233,200
Exxon Mobil Corporation                               569,000        20,432,790
                                                                ---------------
                                                                     30,741,590

Oil & Gas - Machinery/Equipment 0.4%
Baker Hughes, Inc.                                     86,900         2,917,233

Oil & Gas - United States Exploration &
 Production 0.9%
Apache Corporation                                    104,620         6,806,577

Real Estate Development 0.2%
Simon Property Group, Inc.                             49,500         1,931,985

Retail - Consumer Electronics 0.7%
Best Buy Company, Inc. (b)                            116,100         5,099,112

Retail - Department Stores 0.9%
Federated Department Stores, Inc.                      74,800         2,756,380
Kohl's Corporation (b)                                 76,900         3,951,122
                                                                ---------------
                                                                      6,707,502

Retail - Home Furnishings 0.3%
Bed Bath & Beyond, Inc. (b)                            55,800         2,165,598

Retail - Major Discount Chains 3.5%
Target Corporation                                    157,400         5,956,016
Wal-Mart Stores, Inc.                                 383,700        20,593,179
                                                                ---------------
                                                                     26,549,195

Retail - Restaurants 0.5%
McDonald's Corporation                                180,900         3,990,654

Retail - Super/Mini Markets 0.3%
The Kroger Company (b)                                144,600         2,411,928

Retail/Wholesale - Building Products 1.7%
The Home Depot, Inc.                                  291,500         9,654,480
Lowe's Companies, Inc.                                 68,200         2,929,190
                                                                ---------------
                                                                     12,583,670

Shoes & Related Apparel 0.3%
NIKE, Inc. Class B                                     46,000         2,460,540

Soap & Cleaning Preparations 1.3%
The Procter & Gamble Company                          111,500         9,943,570

Telecommunications - Cellular 0.5%
Nextel Communications, Inc. Class A (b)               154,300         2,789,744
Sprint Corporation - PCS Group (b)                    215,300         1,237,975
                                                                ---------------
                                                                      4,027,719

Telecommunications - Equipment 1.2%
Corning, Inc. (b)                                     444,600         3,285,594
Lucent Technologies, Inc. (b)                         538,200         1,092,546
Motorola, Inc.                                        195,800         1,846,394
UTStarcom, Inc. (b)                                    75,100         2,671,307
                                                                ---------------
                                                                      8,895,841

Telecommunications - Services 2.8%
BellSouth Corporation                                 181,400         4,830,682
SBC Communications, Inc.                              298,700         7,631,785
Verizon Communications, Inc.                          232,300         9,164,235
                                                                ---------------
                                                                     21,626,702

Tobacco 1.0%
Altria Group, Inc.                                    175,100         7,956,544

Transportation - Air Freight 0.7%
FedEx Corporation                                      91,600         5,681,948

Transportation - Airline 0.1%
Delta Air Lines, Inc.                                  77,000         1,130,360

Transportation - Rail 0.6%
Union Pacific Corporation                              79,000         4,583,580

Trucks & Parts - Heavy Duty 0.2%
PACCAR, Inc.                                           18,000         1,216,080

Utility - Electric Power 2.7%
American Electric Power Company, Inc.                 100,400         2,994,932
Dominion Resources, Inc.                               81,000         5,205,870
Duke Energy Corporation                                79,200         1,580,040
Entergy Corporation                                    98,200         5,182,996
Exelon Corporation                                     88,900         5,317,109
                                                                ---------------
                                                                     20,280,947
-------------------------------------------------------------------------------
Total Common Stocks (Cost $635,566,508)                         $   761,469,912
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Short-Term Investments (a) 5.2%
Collateral Received for Securities
 Lending (h) 5.0%
Money Market Funds 3.4%
Deutsche Daily Assets Fund -
 Institutional Class                               25,953,568   $    25,953,568

Repurchase Agreements 1.6%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $4,129,617); Collateralized by: United
 States Government & Agency Issues              $   4,129,462         4,129,462
Goldman, Sachs and Company (Dated
 6/30/03), 1.22%, Due 7/01/03 (Repurchase
 proceeds $4,129,602); Collateralized by:
 United States Government & Agency Issues           4,129,462         4,129,462
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $4,129,617); Collateralized by: United
 States Government & Agency Issues                  4,129,462         4,129,462
                                                                ---------------
                                                                     12,388,386
                                                                ---------------
Total Collateral Received for
 Securities Lending                                                  38,341,954

Repurchase Agreements 0.2%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $100,003); Collateralized by: United States
 Government & Agency Issues (d)                       100,000           100,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,350,828); Collateralized by: United
 States Government & Agency Issues (d)              1,350,800         1,350,800
                                                                ---------------
Total Repurchase Agreements                                           1,450,800
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $39,792,754)                      39,792,754
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $675,359,262) 105.3%          801,262,666
Other Assets and Liabilities, Net (5.3%)                            (40,718,459)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $   760,544,207
===============================================================================

                             STRONG OPPORTUNITY FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 88.9%
Agricultural Operations 1.4%
Monsanto Company                                    1,825,000   $    39,493,000

Auto/Truck - Original Equipment 1.3%
Eaton Corporation                                     465,000        36,553,650

Banks - Southeast 1.3%
Synovus Financial Corporation                       1,655,000        35,582,500

Banks - Super Regional 2.3%
Comerica, Inc.                                        710,000        33,015,000
Wachovia Corporation                                  850,000        33,966,000
                                                                ---------------
                                                                     66,981,000

Beverages - Soft Drinks 1.2%
The Pepsi Bottling Group, Inc.                      1,725,000        34,534,500

Building - Air Conditioning &
 Heating Products 1.1%
American Standard Companies, Inc. (b)                 440,000        32,529,200

Building - Construction Products/
 Miscellaneous 1.1%
Masco Corporation                                   1,350,000        32,197,500

Building Products - Wood 1.4%
Weyerhaeuser Company                                  715,000        38,610,000

Chemicals - Specialty 1.6%
Praxair, Inc.                                         775,000        46,577,500

Computer - Memory Devices 1.4%
Network Appliance, Inc. (b)                         2,500,000        40,525,000

Computer - Services 2.4%
Accenture, Ltd. Class A (b)                         1,900,000        34,371,000
Computer Sciences Corporation (b)                     745,900        28,433,708
Unisys Corporation (b)                                445,000         5,464,600
                                                                ---------------
                                                                     68,269,308

Computer Software - Security 1.7%
VeriSign, Inc. (b)                                  3,540,000        48,958,200

Diversified Operations 1.2%
AOL Time Warner, Inc. (b)                           2,100,000        33,789,000

Electrical - Connectors 1.3%
Molex, Inc. Class A                                 1,655,000        38,361,245

Electronics - Measuring Instruments 1.7%
Waters Corporation (b)                              1,650,000        48,064,500

Electronics - Semiconductor
 Manufacturing 2.0%
Integrated Device Technology, Inc. (b)              1,960,000        21,658,000
Taiwan Semiconductor Manufacturing
 Company, Ltd. Sponsored ADR (b)                    3,600,000        36,288,000
                                                                ---------------
                                                                     57,946,000

Electronics Products - Miscellaneous 2.5%
Flextronics International, Ltd. (b)                 3,360,000        34,910,400
Sanmina-SCI Corporation (b)                         5,965,000        37,639,150
                                                                ---------------
                                                                     72,549,550

Finance - Consumer/Commercial Loans 1.3%
CIT Group, Inc.                                     1,540,000        37,961,000

Finance - Equity REIT 1.2%
ProLogis                                            1,295,000        35,353,500

Finance - Publicly Traded Investment
 Funds - Equity 3.2%
iShares Trust Russell 2000 Growth Index Fund          300,000        14,175,000
iShares Trust Russell 2000 Index Fund                 160,000        14,224,000
iShares Trust S&P SmallCap 600 Index Fund             265,000        29,057,250
Standard & Poor's MidCap 400
 Depository Receipts                                  385,000        33,702,900
                                                                ---------------
                                                                     91,159,150

Finance - Publicly Traded Investment
 Funds-Equity (Non 40 Act) 1.3%
Biotech Holders Trust                                 305,000        37,591,250

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                       STRONG OPPORTUNITY FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Food - Miscellaneous Preparation 1.3%
General Mills, Inc.                                   810,000   $    38,402,100

Insurance - Property/Casualty/Title 1.4%
Hartford Financial Services Group, Inc.               785,000        39,532,600

Internet - E*Commerce 1.5%
InterActiveCorp (b)                                 1,095,000        43,329,150

Internet - Internet Service
 Provider/Content 0.9%
CNET Networks, Inc. (b)                             4,070,000        25,356,100

Leisure - Photo Equipment/Related 0.6%
Eastman Kodak Company                                 580,000        15,863,000

Leisure - Services 1.5%
Carnival Corporation                                1,340,000        43,563,400

Machinery - General Industrial 1.4%
Dover Corporation                                   1,300,000        38,948,000

Media - Cable TV 4.7%
Comcast Corporation Class A
 (Non-Voting) (b) (i)                               1,950,000        56,218,500
Cox Communications, Inc. Class A (b)                1,285,000        40,991,500
General Motors Corporation Class H (b)              2,765,000        35,419,650
Telewest Communications PLC (b)                    39,540,000         1,092,892
                                                                ---------------
                                                                    133,722,542

Media - Newspapers 3.0%
The E.W. Scripps Company Class A                      570,000        50,570,400
Tribune Company                                       710,000        34,293,000
                                                                ---------------
                                                                     84,863,400

Media - Radio/TV 1.5%
Liberty Media Corporation Class A (b)               3,800,000        43,928,000

Medical - Biomedical/Genetics 2.8%
Biogen, Inc. (b)                                      415,000        15,770,000
Genentech, Inc. (b)                                   665,000        47,959,800
IDEC Pharmaceuticals Corporation (b)                  475,000        16,150,000
                                                                ---------------
                                                                     79,879,800

Medical - Ethical Drugs 1.3%
King Pharmaceuticals, Inc. (b)                      2,570,000        37,933,200

Medical - Health Maintenance
 Organizations 0.8%
CIGNA Corporation                                     495,000        23,235,300

Medical - Hospitals 1.4%
HCA, Inc.                                           1,210,000        38,768,400

Medical/Dental - Services 1.3%
AdvancePCS (b)                                      1,000,000        38,230,000

Medical/Dental - Supplies 1.6%
Apogent Technologies, Inc. (b)                      2,280,000        45,600,000

Metal Products - Fasteners 1.2%
Illinois Tool Works, Inc.                             515,000        33,912,750

Office - Equipment & Automation 0.7%
Canon, Inc.                                           430,000        19,787,039

Oil & Gas - Drilling 2.6%
ENSCO International, Inc.                           1,325,000        35,642,500
GlobalSantaFe Corporation                           1,685,000        39,327,900
                                                                ---------------
                                                                     74,970,400

Oil & Gas - International Integrated 1.5%
ConocoPhillips                                        800,000        43,840,000

Oil & Gas - Machinery/Equipment 1.8%
Weatherford International, Ltd. (b)                 1,220,000        51,118,000

Oil & Gas - United States Exploration &
 Production 2.9%

Apache Corporation                                    710,000        46,192,600
Devon Energy Corporation                              665,000        35,511,000
                                                                ---------------
                                                                     81,703,600

Pollution Control - Services 1.3%
Waste Management, Inc.                              1,555,000        37,459,950

Retail - Apparel/Shoe 1.5%
Nordstrom, Inc.                                     2,225,000        43,432,000

Retail - Consumer Electronics 1.2%
Best Buy Company, Inc. (b)                            785,000        34,477,200

Retail - Department Stores 1.3%
Sears, Roebuck & Company                            1,100,000        37,004,000

Retail - Major Discount Chains 1.5%
Target Corporation                                  1,115,000        42,191,600

Retail - Restaurants 0.7%
Brinker International, Inc. (b)                       580,000        20,891,600

Retail/Wholesale - Computer/Cellular 0.5%
CDW Corporation (b)                                   315,900        14,468,220

Retail/Wholesale - Office Supplies 1.0%
Staples, Inc. (b)                                   1,600,000        29,360,000

Telecommunications - Cellular 2.6%
Sprint Corporation - PCS Group (b)                  7,030,000        40,422,500
United States Cellular Corporation (b)              1,349,500        34,344,775
                                                                ---------------
                                                                     74,767,275

Telecommunications - Equipment 1.2%
 Corning, Inc. (b)                                  4,750,000        35,102,500

Textile - Apparel Manufacturing 1.2%
Jones Apparel Group, Inc. (b)                       1,175,000        34,380,500

Textile - Mill/Household 1.1%
Mohawk Industries, Inc. (b)                           550,000        30,541,500

Transportation - Airline 0.8%
Delta Air Lines, Inc.                                 825,000        12,111,000
Northwest Airlines Corporation Class A (b)            826,400         9,330,056
                                                                ---------------
                                                                     21,441,056

Utility - Gas Distribution 1.4%
NiSource, Inc.                                      2,125,000        40,375,000
-------------------------------------------------------------------------------
Total Common Stocks (Cost $2,265,897,148)                         2,545,965,735
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Call Options Purchased 0.1%
PSE Technology 100 Index,
 Expires 7/18/03 at $491.97 (i)                           466   $     3,350,540
-------------------------------------------------------------------------------
Total Call Options Purchased (Cost $3,076,998)                        3,350,540
-------------------------------------------------------------------------------
Short-Term Investments (a) 17.8%
Collateral Received for Securities
 Lending (h) 5.2%
Money Market Funds 3.5%
Deutsche Daily Assets Fund -
 Institutional Class                              100,682,669       100,682,669

Repurchase Agreements 1.7%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $16,020,183); Collateralized by:
 United States Government & Agency Issues       $  16,019,580        16,019,580
Goldman, Sachs and Company (Dated
 6/30/03), 1.22%, Due 7/01/03 (Repurchase
 proceeds $16,020,123); Collateralized by:
 United States Government & Agency Issues          16,019,580        16,019,580
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase
 proceeds $16,020,183); Collateralized by:
 United States Government & Agency Issues          16,019,580        16,019,580
                                                                ---------------
                                                                     48,058,740
                                                                ---------------
Total Collateral Received for
 Securities Lending                                                 148,741,409

Repurchase Agreements 12.6%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $355,711,857); Collateralized by:
 United States Government &
 Agency Issues (e)                                355,700,000       355,700,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $6,447,034); Collateralized by:
 United States Government &
 Agency Issues (e)                                  6,446,900         6,446,900
                                                                ---------------
Total Repurchase Agreements                                         362,146,900
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $510,888,309)                    510,888,309
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $2,779,862,455) 106.8%                                     3,060,204,584
Other Assets and Liabilities, Net (6.8%)                           (194,341,403)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $ 2,865,863,181
===============================================================================

--------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                  Contracts        Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                666   $     2,664,000
Options written during the period                       3,666         5,856,148
Options closed                                           (866)       (3,983,400)
Options expired                                            --                --
Options exercised                                          --                --
                                                -------------   ---------------
Options outstanding at end of period                    3,466   $     4,536,748
                                                =============   ===============

WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                  Contracts
                                                 (100 shares        Value
                                                per contract)      (Note 2)
-------------------------------------------------------------------------------
Comcast Corporation Class A (Non-Voting)
 Calls: (Strike Price $4.88. Expiration
 date is 7/18/03. Premium received
 is $1,462,546.)                                        3,000   $    (1,230,000)

PSE Technology 100 Index
 Puts: (Strike Price is $491.97. Expiration
 date is 7/18/03. Premium received
 is $3,074,202.)                                          466           (17,242)
                                                -------------   ---------------
                                                        3,466   $    (1,247,242)
                                                =============   ===============

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)  Restricted security.
(e)  See Note 2(J) of Notes to Financial Statements.
(f)  All or a portion of security is when-issued.
(g)  Illiquid security.
(h)  See Note 2(M) of Notes to Financial Statements.
(i) All or a portion of security is held in conjunction with open written options contracts.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                (In Thousands, Except
                                                                  Per Share Amounts)

                                                                 Strong        Strong
                                                                Balanced      Large Cap
                                                                  Fund        Core Fund
                                                               ----------    ----------
Assets:
  Investments in Securities, at Value
   (Cost of $215,408, and $3,751, respectively)                $  233,024    $    4,069
  Receivable for Securities Sold                                    2,920            --
  Receivable for Fund Shares Sold                                       1            --
  Dividends and Interest Receivable                                   953             5
  Other Assets                                                         36             7
                                                               ----------    ----------
  Total Assets                                                    236,934         4,081

Liabilities:
  Payable for Securities Purchased                                  4,929            --
  Payable for Fund Shares Redeemed                                     21            --
  Cash Overdraft Liability                                            168            --
  Variation Margin Payable                                              5            --
  Payable Upon Return of Securities on Loan                        11,670            --
  Accrued Operating Expenses and Other Liabilities                    108             7
                                                               ----------    ----------
  Total Liabilities                                                16,901             7
                                                               ----------    ----------
Net Assets                                                     $  220,033    $    4,074
                                                               ==========    ==========
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                $  249,327    $    5,121
  Undistributed Net Investment Income (Loss)                          (45)           --
  Undistributed Net Realized Gain (Loss)                          (46,886)       (1,365)
  Net Unrealized Appreciation (Depreciation)                       17,637           318
                                                               ----------    ----------
  Net Assets                                                   $  220,033    $    4,074
                                                               ==========    ==========
Capital Shares Outstanding (Unlimited Number Authorized)           12,746           460

Net Asset Value Per Share                                      $    17.26    $     8.85
                                                               ==========    ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                (In Thousands,
                                                               Except As Noted)

                                                                Strong Growth
                                                               and Income Fund
                                                               ---------------
Assets:
  Investments in Securities, at Value (Cost of $675,359)       $       801,263
  Receivable for Securities Sold                                         7,291
  Receivable for Fund Shares Sold                                           68
  Dividends and Interest Receivable                                        763
  Other Assets                                                              71
                                                               ---------------
  Total Assets                                                         809,456

Liabilities:
  Payable for Securities Purchased                                       9,876
  Payable for Fund Shares Redeemed                                         112
  Payable Upon Return of Securities on Loan                             38,342
  Accrued Operating Expenses and Other Liabilities                         582
                                                               ---------------
  Total Liabilities                                                     48,912
                                                               ---------------
Net Assets                                                     $       760,544
                                                               ===============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                $       932,436
  Undistributed Net Investment Income (Loss)                               144
  Undistributed Net Realized Gain (Loss)                              (297,939)
  Net Unrealized Appreciation (Depreciation)                           125,903
                                                               ---------------
  Net Assets                                                   $       760,544
                                                               ===============

Investor Class ($ and shares in full)
  Net Assets                                                   $   645,666,722
  Capital Shares Outstanding (Unlimited Number Authorized)          37,113,902

  Net Asset Value Per Share                                    $         17.40
                                                               ===============

Institutional Class ($ and shares in full)
  Net Assets                                                   $    78,745,033
  Capital Shares Outstanding (Unlimited Number Authorized)           4,515,863

  Net Asset Value Per Share                                    $         17.44
                                                               ===============

Advisor Class ($ and shares in full)
  Net Assets                                                   $     8,878,749
  Capital Shares Outstanding (Unlimited Number Authorized)             513,156

  Net Asset Value Per Share                                    $         17.30
                                                               ===============

Class K ($ and shares in full)
  Net Assets                                                   $    27,253,703
  Capital Shares Outstanding (Unlimited Number Authorized)           1,579,364

  Net Asset Value Per Share                                    $         17.26
                                                               ===============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                          (In Thousands,
                                                                         Except As Noted)

                                                                              Strong
                                                                           Opportunity
                                                                               Fund
                                                                         ---------------
Assets:
  Investments in Securities, at Value
   (Cost of $2,779,862) (Including Repurchase Agreements of $410,206)    $     3,060,205
  Receivable for Securities Sold                                                  21,689
  Receivable for Fund Shares Sold                                                    416
  Dividends and Interest Receivable                                                2,355
  Other Assets                                                                        97
                                                                         ---------------
  Total Assets                                                                 3,084,762

Liabilities:
  Payable for Securities Purchased                                                66,154
  Written Options, at Value (Premiums Received of $4,537)                          1,247
  Payable for Fund Shares Redeemed                                                 1,453
  Payable Upon Return of Securities on Loan                                      148,741
  Accrued Operating Expenses and Other Liabilities                                 1,304
                                                                         ---------------
  Total Liabilities                                                              218,899
                                                                         ---------------
Net Assets                                                               $     2,865,863
                                                                         ===============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                          $     3,183,983
  Undistributed Net Investment Income (Loss)                                      (3,547)
  Undistributed Net Realized Gain (Loss)                                        (598,204)
  Net Unrealized Appreciation (Depreciation)                                     283,631
                                                                         ---------------
  Net Assets                                                             $     2,865,863
                                                                         ===============

Investor Class ($ and shares in full)
  Net Assets                                                             $ 2,740,351,218
  Capital Shares Outstanding (Unlimited Number Authorized)                    82,206,162

  Net Asset Value Per Share                                              $         33.34
                                                                         ===============

Advisor Class ($ and shares in full)
  Net Assets                                                             $   124,726,100
  Capital Shares Outstanding (Unlimited Number Authorized)                     3,786,949

  Net Asset Value Per Share                                              $         32.94
                                                                         ===============

Class K ($ and shares in full)
  Net Assets                                                             $       785,863
  Capital Shares Outstanding (Unlimited Number Authorized)                        23,518

  Net Asset Value Per Share                                              $         33.42
                                                                         ===============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                         (In Thousands)

                                                                      Strong        Strong
                                                                     Balanced     Large Cap
                                                                       Fund       Core Fund
                                                                    ----------    ----------
Income:
  Dividends                                                         $    1,190    $       32
  Interest                                                               1,331             1
                                                                    ----------    ----------
  Total Income                                                           2,521            33

Expenses:
  Investment Advisory Fees                                                 594            14
  Administrative Fees                                                      319             6
  Custodian Fees                                                            23             1
  Shareholder Servicing Costs                                              364            17
  Professional Fees                                                         18             6
  Federal and State Registration Fees                                       12             7
  Other                                                                     65             4
                                                                    ----------    ----------
  Total Expenses before Expense Offsets                                  1,395            55
  Expense Offsets (Note 4)                                                 (40)          (22)
                                                                    ----------    ----------
  Expenses, Net                                                          1,355            33
                                                                    ----------    ----------
Net Investment Income (Loss)                                             1,166            --

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                          3,707          (336)
    Futures Contracts                                                      (25)           --
    Forward Foreign Currency Contracts                                      18            --
                                                                    ----------    ----------
    Net Realized Gain (Loss)                                             3,700          (336)
  Net Change in Unrealized Appreciation/(Depreciation) on:
    Investments                                                         12,225           697
    Futures Contracts                                                      114            --
                                                                    ----------    ----------
    Net Change in Unrealized Appreciation/Depreciation                  12,339           697
                                                                    ----------    ----------
Net Gain (Loss) on Investments                                          16,039           361
                                                                    ----------    ----------
Net Increase (Decrease) in Net Assets Resulting from Operations     $   17,205    $      361
                                                                    ==========    ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                  (In Thousands)

                                                                  Strong Growth
                                                                    and Income
                                                                      Fund
                                                                  -------------
Income:
  Dividends (net of foreign withholding taxes of $7)              $       5,990
  Interest                                                                  131
                                                                  -------------
  Total Income                                                            6,121

Expenses (Note 4):
  Investment Advisory Fees                                                2,017
  Administrative Fees                                                       995
  Custodian Fees                                                             23
  Shareholder Servicing Costs                                             1,636
  12b-1 Fees                                                                 11
  Reports to Shareholders                                                   260
  Other                                                                     134
                                                                  -------------
  Total Expenses before Expense Offsets                                   5,076
  Expense Offsets                                                           (63)
                                                                  -------------
  Expenses, Net                                                           5,013
                                                                  -------------
Net Investment Income (Loss)                                              1,108

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                               (21,761)
  Net Change in Unrealized Appreciation/Depreciation on
   Investments                                                           88,880
Net Gain (Loss) on Investments                                           67,119
                                                                  -------------
Net Increase (Decrease) in Net Assets Resulting from Operations   $      68,227
                                                                  =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                                  (In Thousands)

                                                                                      Strong
                                                                                    Opportunity
                                                                                       Fund
                                                                                   ------------
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding taxes of $5)        $     13,512
  Dividends - Affiliated Issuers                                                            917
  Interest                                                                                  843
                                                                                   ------------
  Total Income                                                                           15,272

Expenses (Note 4):
  Investment Advisory Fees                                                                9,624
  Administrative Fees                                                                     3,856
  Custodian Fees                                                                             57
  Shareholder Servicing Costs                                                             4,252
  Reports to Shareholders                                                                   597
  12b-1 Fees                                                                                133
  Other                                                                                     445
                                                                                   ------------
  Total Expenses before Expense Offsets                                                  18,964
  Expense Offsets                                                                          (145)
                                                                                   ------------
  Expenses, Net                                                                          18,819
                                                                                   ------------
Net Investment Income (Loss)                                                             (3,547)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                                        (143,517)
    Written Options                                                                       3,801
                                                                                   ------------
    Net Realized Gain (Loss)                                                           (139,716)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                         541,691
    Written Options                                                                       1,431
    Foreign Currencies                                                                       (1)
                                                                                   ------------
    Net Change in Unrealized Appreciation/Depreciation                                  543,121
                                                                                   ------------
Net Gain (Loss) on Investments                                                          403,405
                                                                                   ------------
Net Increase (Decrease) in Net Assets Resulting from Operations                    $    399,858
                                                                                   ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      (In Thousands)

                                                                                   Strong Balanced Fund
                                                                              ------------------------------
                                                                                  Six
                                                                              Months Ended      Year Ended
                                                                              June 30, 2003    Dec. 31, 2002
                                                                              -------------    -------------
                                                                               (Unaudited)
Operations:
  Net Investment Income (Loss)                                                $       1,166    $       5,747
  Net Realized Gain (Loss)                                                            3,700          (26,054)
  Net Change in Unrealized Appreciation/Depreciation                                 12,339          (14,413)
                                                                              -------------    -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                    17,205          (34,720)
Distributions From Net Investment Income                                             (1,238)          (5,924)
Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions             (13,949)         (41,363)
                                                                              -------------    -------------
Total Increase (Decrease) in Net Assets                                               2,018          (82,007)
Net Assets:
  Beginning of Year                                                                 218,015          300,022
                                                                              -------------    -------------
  End of Year                                                                 $     220,033    $     218,015
                                                                              =============    =============
  Undistributed Net Investment Income (Loss)                                  $         (45)   $          27


                                                                                Strong Large Cap Core Fund
                                                                              ------------------------------
                                                                                   Six
                                                                              Months Ended      Year Ended
                                                                              June 30, 2003    Dec. 31, 2002
                                                                              -------------    -------------
                                                                               (Unaudited)
Operations:
  Net Investment Income (Loss)                                                $          --    $         (44)
  Net Realized Gain (Loss)                                                             (336)            (802)
  Net Change in Unrealized Appreciation/Depreciation                                    697             (652)
                                                                              -------------    -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                       361           (1,498)
Distributions From Net Investment Income                                                 --               --
Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                (558)            (670)
                                                                              -------------    -------------
Total Increase (Decrease) in Net Assets                                                (197)          (2,168)
Net Assets:
  Beginning of Year                                                                   4,271            6,439
                                                                              -------------    -------------
  End of Year                                                                 $       4,074    $       4,271
                                                                              =============    =============
  Undistributed Net Investment Income (Loss)                                  $          --    $          --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                      (In Thousands)

                                                                               Strong Growth and Income Fund
                                                                              ------------------------------
                                                                                   Six
                                                                              Months Ended      Year Ended
                                                                              June 30, 2003    Dec. 31, 2002
                                                                              -------------    -------------
                                                                               (Unaudited)
Operations:
  Net Investment Income (Loss)                                                $       1,108    $       1,193
  Net Realized Gain (Loss)                                                          (21,761)         (98,034)
  Net Change in Unrealized Appreciation/Depreciation                                 88,880         (111,075)
                                                                              -------------    -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                    68,227         (207,916)
Distributions:
  From Net Investment Income:
    Investor Class                                                                     (632)            (152)
    Institutional Class                                                                (483)            (851)
    Advisor Class                                                                       (13)             (41)
    Class K                                                                            (124)            (135)
                                                                              -------------    -------------
  Total Distributions                                                                (1,252)          (1,179)
Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions              14,847          (58,649)
                                                                              -------------    -------------
Total Increase (Decrease) in Net Assets                                              81,822         (267,744)
Net Assets:
  Beginning of Year                                                                 678,722          946,466
                                                                              -------------    -------------
  End of Year                                                                 $     760,544    $     678,722
                                                                              =============    =============
  Undistributed Net Investment Income (Loss)                                  $         144    $         288

                                                                                  Strong Opportunity Fund
                                                                              ------------------------------
                                                                                   Six
                                                                              Months Ended      Year Ended
                                                                              June 30, 2003    Dec. 31, 2002
                                                                              -------------    -------------
                                                                               (Unaudited)
Operations:
  Net Investment Income (Loss)                                                $      (3,547)   $      (7,455)
  Net Realized Gain (Loss)                                                         (139,716)        (412,614)
  Net Change in Unrealized Appreciation/Depreciation                                543,121         (641,795)
                                                                              -------------    -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                   399,858       (1,061,864)
Distributions From Net Investment Income                                                 --               --
Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions            (145,543)         (79,788)
                                                                              -------------    -------------
Total Increase (Decrease) in Net Assets                                             254,315       (1,141,652)
Net Assets:
  Beginning of Year                                                               2,611,548        3,753,200
                                                                              -------------    -------------
  End of Year                                                                 $   2,865,863    $   2,611,548
                                                                              =============    =============
  Undistributed Net Investment Income (Loss)                                  $      (3,547)   $          --

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Core Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     -  Strong Balanced Fund (a series of Strong Balanced Fund, Inc.)
     -  Strong Large Cap Core Fund (a series of Strong Equity Funds, Inc.)
     - Strong Growth and Income Fund (a series of Strong Conservative Equity Funds, Inc.)
     -  Strong Opportunity Fund (a series of Strong Opportunity Fund, Inc.)

     Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

     Investor Class shares are available to the general public, Institutional Class shares are available only to investors that meet certain higher initial investment minimums, Advisor Class shares are available only through financial professionals and Class K shares are available only through programs managed by Strong Capital Management, Inc. (the "Advisor"). Strong Balanced Fund and Strong Large Cap Core Fund offer Investor Class shares. Strong Growth and Income Fund offers Investor Class, Institutional Class, Advisor Class and Class K shares. Strong Opportunity Fund offers Investor Class, Advisor Class and Class K shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Effective August 30, 2002, Strong Opportunity Fund issued an additional class of shares: Class K shares.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Debt securities are valued through a commercial pricing service that determines values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The aggregate cost and fair value of restricted and illiquid securities held at June 30, 2003 are as follows:

                                        Aggregate    Aggregate    Percent of
                                          Cost      Fair Value    Net Assets
                                        ---------   ----------    ----------
          Strong Balanced Fund          $ 733,873   $  125,096       0.1%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences

--------------------------------------------------------------------------------
          that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Strong Balanced Fund and Strong Growth and Income Fund generally pay dividends from net investment income quarterly and distribute net capital gains, if any, that they realize at least annually. Strong Large Cap Core Fund and Strong Opportunity Fund generally pay dividends from net investment income and distribute net capital gains, if any, that they realize at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying assets fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

     (E) Futures -- Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' Advisor has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

          to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in
          Note 4.

     (M) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest.

          At June 30, 2003, Strong Balanced Fund, Strong Growth and Income Fund and Strong Opportunity Fund had securities with a market value of $11,292,203, $37,034,995 and $144,049,079, respectively, on loan and had received $11,670,286, $38,341,954 and $148,741,409, respectively, in collateral (both included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest in the Statements of Operations. For the six months ended June 30, 2003, the securities lending income totaled $6,429, $34,188 and $84,469 for Strong Balanced Fund, Strong Growth and Income Fund and Strong Opportunity Fund, respectively.

          The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security.

     (N) Expenses -- The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the "Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                              Administrative Fees
                                                                  -----------------------------------------
                                                      Advisory    Investor  Institutional  Advisor
                                                        Fees        Class       Class       Class   Class K
                                                      ---------   --------  -------------  -------  -------
     Strong Balanced Fund                             0.60%/(1)/    0.30%         *           *       *
     Strong Large Cap Core Fund                       0.75%/(2)/    0.30%         *           *       *
     Strong Growth and Income Fund                    0.55%         0.30%        0.02%       0.30%   0.25%
     Strong Opportunity Fund                          0.75%/(2)/    0.30%         *          0.30%   0.25%

     * Does not offer Share class.

/(1)/The Investment Advisory fees are 0.60% for the first $35 million in net assets and 0.55% for assets above $35 million.

/(2)/The Investment Advisory fees are 0.75% for the first $4 billion in net assets, 0.725% for the next $2 billion, and 0.70% for net assets $6 billion and above.

     The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for Strong Large Cap Core Fund, Strong Growth and Income Fund Class K, and Strong Opportunity Fund Class K to keep Total Annual Operating Expenses at no more

--------------------------------------------------------------------------------

          than 2.00%, 0.99% and 1.20%, respectively. These contracts may only be terminated by the Board of Directors of the Fund, but not before May 1, 2004. Transfer agent and related service fees for the Investor Class are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional, Advisor and K Classes are paid at an annual rate of 0.015%, 0.20% and 0.20%, respectively, of the average daily net asset value of each respective class. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

          Strong Growth and Income Fund and Strong Opportunity Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Fund's Advisor Class shares. Under the plan, Strong Investments, Inc. (the "Distributor," and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's Advisor Class shares. See Note 4.

          The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

          Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2003 is as follows:

                                                    Payable to/          Shareholder          Transfer
                                                (Receivable from)       Servicing and          Agency
                                                    Advisor or          Other Expenses         Banking       Unaffiliated
                                                 Administrator at           Paid to            Charges/       Directors'
                                                   June 30, 2003         Administrator        (Credits)          Fees
                                                 ----------------       --------------        ---------      ------------
     Strong Balanced Fund                         $    61,300            $    364,224         $   5,625      $     4,455
     Strong Large Cap Core Fund                         2,881                  17,010               218              324
     Strong Growth and Income Fund                    384,777               1,636,625            20,601           14,755
     Strong Opportunity Fund                          942,029               4,257,985            33,921           57,685

4.   Expenses and Expense Offsets

     For the six months ended June 30, 2003, the class specific expenses are as follows:

                                                  Administrative     Shareholder       Reports to       12b-1
                                                       Fees        Servicing Costs    Shareholders       Fees           Other
                                                  --------------   ---------------    ------------   ------------   ------------
     Strong Growth and Income Fund
       Investor Class                              $    943,907     $   1,596,878     $    236,175   $         --   $     16,599
       Institutional Class                                7,057             5,405           21,568             --          3,413
       Advisor Class                                     13,348             8,919              529         11,124            456
       Class K                                           31,062            24,822            1,493             --            735
     Strong Opportunity Fund
       Investor Class                                 3,694,573         4,144,139          579,376             --         38,545
       Advisor Class                                    159,993           106,951           16,952        133,327          1,484
       Class K                                              838               675              725             --            114

     For the six months ended June 30, 2003, the expense offsets are as follows:

                                                        Expense        Directed
                                                      Waivers and      Brokerage       Earnings
                                                      Absorptions       Credits         Credits
                                                     ------------    ------------    ------------
     Strong Balanced Fund                            $         --    $    (40,191)   $        (88)
     Strong Large Cap Core Fund                           (16,600)         (5,602)             (1)
     Strong Growth and Income Fund
         Investor Class                                        --              --              --
         Institutional Class                                   --              --              --
         Class K                                           (7,834)             --              --
         Advisor Class                                         --              --              --
         Fund Level                                            --         (55,120)           (247)
     Strong Opportunity Fund
         Investor Class                                        --              --              --
         Advisor Class                                         --              --              --
         Class K                                             (956)             --              --
         Fund Level                                            --        (141,868)         (2,299)

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the period. At June 30, 2003, there were no outstanding borrowings by the Funds under the LOC.

6.   Investment Transaction

     The aggregate purchases and sales of shares of long-term securities during the six months ended June 30, 2003 are as follows:

                                                                  Purchases                               Sales
                                                     -----------------------------------   -----------------------------------
                                                      U.S. Government                       U.S. Government
                                                        and Agency            Other           and Agency            Other
                                                     ----------------   ----------------   ----------------   ----------------
     Strong Balanced Fund                            $     55,397,001   $    188,056,115   $     65,871,126   $    201,972,321
     Strong Large Cap Core Fund                                    --          2,247,624                 --          2,844,814
     Strong Growth and Income Fund                                 --        823,175,756                 --        789,695,469
     Strong Opportunity Fund                                       --        614,568,404                 --        738,584,157

7.   Capital Share Transactions

                                                                 Strong Balanced Fund
                                                            ------------------------------
                                                                 Six
                                                            Months Ended      Year Ended
                                                            June 30, 2003    Dec. 31, 2002
                                                            -------------    -------------
                                                             (Unaudited)
Capital Share Transactions of the Fund Were as Follows:
  Proceeds from Shares Sold                                 $  15,230,793    $  36,653,666
  Transfer in from Merger (Note 10)                             5,544,540               --
  Proceeds from Reinvestment of Distributions                   1,193,187        5,692,987
  Payment for Shares Redeemed                                 (35,917,770)     (83,709,183)
                                                            -------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               $ (13,949,250)   $ (41,362,530)
                                                            =============    =============

Transactions in Shares of the Fund Were as Follows:
  Sold                                                            931,987        2,180,533
  Transfer in from Merger (Note 10)                               348,494               --
  Issued in Reinvestment of Distributions                          71,725          335,854
  Redeemed                                                     (2,180,367)      (4,869,245)
                                                            -------------    -------------
  Net Increase (Decrease) in Shares of the Fund                  (828,161)      (2,352,858)
                                                            =============    =============

--------------------------------------------------------------------------------

                                                              Strong Large Cap Core Fund
                                                            ------------------------------
                                                                 Six
                                                            Months Ended       Year Ended
                                                            June 30, 2003    Dec. 31, 2002
                                                            -------------    -------------
                                                             (Unaudited)
Capital Share Transactions of the Fund Were as Follows:
  Proceeds from Shares Sold                                 $     535,163    $   3,123,078
  Proceeds from Reinvestment of Distributions                          --               --
  Payment for Shares Redeemed                                  (1,092,953)      (3,793,251)
                                                            -------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               $    (557,790)   $    (670,173)
                                                            =============    =============
Transactions in Shares of the Fund Were as Follows:
  Sold                                                             64,386          329,343
  Issued in Reinvestment of Distributions                              --               --
  Redeemed                                                       (134,749)        (383,490)
                                                            -------------    -------------
  Net Increase (Decrease) in Shares of the Fund                   (70,363)         (54,147)
                                                            =============    =============

                                                            Strong Growth and Income Fund
                                                           ------------------------------
                                                                Six
                                                           Months Ended       Year Ended
                                                           June 30, 2003    Dec. 31, 2002
                                                           -------------    -------------
                                                            (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                $ 134,849,993    $ 176,912,236
  Proceeds from Reinvestment of Distributions                    617,259          144,293
  Payment for Shares Redeemed                               (129,034,471)    (291,757,275)
                                                           -------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                  6,432,781     (114,700,746)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                                    8,530,298       47,671,257
  Proceeds from Reinvestment of Distributions                    404,050          738,863
  Payment for Shares Redeemed                                 (4,034,129)     (12,626,944)
                                                           -------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                  4,900,219       35,783,176

ADVISOR CLASS
  Proceeds from Shares Sold                                    1,136,281        4,128,654
  Proceeds from Reinvestment of Distributions                     12,792           40,781
  Payment for Shares Redeemed                                 (3,407,595)      (4,218,214)
                                                           -------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                 (2,258,522)         (48,779)

CLASS K
  Proceeds from Shares Sold                                    9,262,065       28,072,848
  Proceeds from Reinvestment of Distributions                     64,173           36,058
  Payment for Shares Redeemed                                 (3,553,719)      (7,791,644)
                                                           -------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                  5,772,519       20,317,262
                                                           -------------    -------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                                $  14,846,997    $ (58,649,087)
                                                           =============    =============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                           Strong Growth and Income Fund
                                                           ------------------------------
                                                                Six
                                                           Months Ended      Year Ended
                                                           June 30, 2003    Dec. 31, 2002
                                                           -------------    -------------
                                                            (Unaudited)
Transactions in Shares of Each Class of
 the Fund Were as Follows:

INVESTOR CLASS
  Sold                                                         8,247,043        9,673,213
  Issued in Reinvestment of Distributions                         37,969            7,113
  Redeemed                                                    (7,886,486)     (16,654,781)
                                                           -------------    -------------
  Net Increase (Decrease) in Shares                              398,526       (6,974,455)
                                                           =============    =============
INSTITUTIONAL CLASS
  Sold                                                           524,642        2,589,549
  Issued in Reinvestment of Distributions                         24,679           44,775
  Redeemed                                                      (242,974)        (698,482)
                                                           -------------    -------------
  Net Increase (Decrease) in Shares                              306,347        1,935,842
                                                           =============    =============
ADVISOR CLASS
  Sold                                                            70,737          221,371
  Issued in Reinvestment of Distributions                            779            2,416
  Redeemed                                                      (214,615)        (251,851)
                                                           -------------    -------------
  Net Increase (Decrease) in Shares                             (143,099)         (28,064)
                                                           =============    =============
CLASS K
  Sold                                                           569,355        1,706,654
  Issued in Reinvestment of Distributions                          3,967            2,288
  Redeemed                                                      (218,184)        (484,716)
                                                           -------------    -------------
  Net Increase (Decrease) in Shares                              355,138        1,224,226
                                                           =============    =============

--------------------------------------------------------------------------------

                                                                Strong Opportunity Fund
                                                           --------------------------------
                                                                Six
                                                            Months Ended       Year Ended
                                                            June 30, 2003    Dec. 31, 2002
                                                           --------------    --------------
                                                             (Unaudited)        (Note 1)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                $  243,685,777    $  847,954,312
  Proceeds from Reinvestment of Distributions                          --                --
  Payment for Shares Redeemed                                (393,280,581)     (978,526,180)
                                                           --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                (149,594,804)     (130,571,868)

ADVISOR CLASS
  Proceeds from Shares Sold                                    18,356,737        75,008,142
  Proceeds from Reinvestment of Distributions                          --               269
  Payment for Shares Redeemed                                 (14,348,383)      (24,817,162)
                                                           --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                   4,008,354        50,191,249

CLASS K
  Proceeds from Shares Sold                                       149,342           609,224
  Proceeds from Reinvestment of Distributions                          --                --
  Payment for Shares Redeemed                                    (105,733)          (16,832)
                                                           --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                      43,609           592,392
                                                           --------------    --------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                                $ (145,542,841)   $  (79,788,227)
                                                           ==============    ==============

Transactions in Shares of Each Class of
 the Fund Were as Follows:
INVESTOR CLASS
  Sold                                                          8,150,036        24,676,904
  Issued in Reinvestment of Distributions                              --                --
  Redeemed                                                    (13,295,473)      (30,589,586)
                                                           --------------    --------------
  Net Increase (Decrease) in Shares                            (5,145,437)       (5,912,682)
                                                           ==============    ==============
ADVISOR CLASS
  Sold                                                            623,047         2,175,502
  Issued in Reinvestment of Distributions                              --                 7
  Redeemed                                                       (499,198)         (802,712)
                                                           --------------    --------------
  Net Increase (Decrease) in Shares                               123,849         1,372,797
                                                           ==============    ==============
CLASS K
  Sold                                                              4,992            22,659
  Issued in Reinvestment of Distributions                              --                --
  Redeemed                                                         (3,546)             (587)
                                                           --------------    --------------
  Net Increase (Decrease) in Shares                                 1,446            22,072
                                                           ==============    ==============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

8.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of June 30, 2003:

                                                                                               Net Unrealized
                                                                     Gross         Gross        Appreciation/
                                                   Cost of        Unrealized     Unrealized    (Depreciation)
                                                 Investments     Appreciation  (Depreciation)  on Investments
                                               ---------------  -------------  --------------  --------------
     Strong Balanced Fund                      $   222,283,625  $  13,202,042  $   (2,461,364) $   10,740,678
     Strong Large Cap Core Fund                      3,800,885        365,059         (96,903)        268,156
     Strong Growth and Income Fund                 715,461,122     87,145,177      (1,343,633)     85,801,544
     Strong Opportunity Fund                     2,826,298,105    465,650,422    (231,743,943)    233,906,479

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                 Net Capital    Post-October
                                               Loss Carryovers     Losses
                                               ---------------  ------------
     Strong Balanced Fund                      $    42,429,872  $         --
     Strong Large Cap Core Fund                        763,266       221,049
     Strong Growth and Income Fund                 235,596,155            --
     Strong Opportunity Fund                       340,152,837    72,206,316

9.   Investments in Affiliates

     Affiliated issuers, as defined under the 1940 Act, include any fund in the Strong Family of Funds and any issuer in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers for the six months ended June 30, 2003 is as follows:

                                                                                                              Investment
                                         Balance of       Gross      Gross Sales    Balance of     Value        Income
                                         Shares Held    Purchases        and        Shares Held   June 30,  Jan. 1, 2003-
                                        Jan. 1, 2003  and Additions   Reductions   June 30, 2003    2003    June 30, 2003
                                        ------------  -------------  ------------  -------------  --------  -------------
     Strong Opportunity Fund
     -----------------------
     Strong Heritage Money Fund-
      Institutional Class                177,000,000       --        (177,000,000)      --        $     --  $     917,019

10.  Acquisition Information

     Effective March 28, 2003, Strong Balanced Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Balanced Asset Fund. Strong Balanced Fund issued 348,494 shares (valued at $5,544,540) for the outstanding shares of Strong Balanced Asset Fund at March 28, 2003. The aggregate net assets of Strong Balanced Fund and Strong Balanced Asset Fund immediately before the acquisition were $208,384,213 and $5,544,540, respectively. The combined net assets of Strong Balanced Fund immediately after the acquisition were $213,928,753. The net assets of Strong Balanced Asset Fund included net unrealized depreciation on investments of $503,735 and accumulated net realized losses of $733,580. Subject to IRS regulations, Strong Balanced Fund may use $709,865 of capital loss carryovers from Strong Balanced Asset Fund.

11.  Results of Special Meeting of Shareholders of Strong Balanced Asset Fund

     At a Special Meeting of Shareholders of the Fund held on February 28, 2003, shareholders approved the following proposal:

     To approve the Plan of Reorganization of Strong Balanced Stock Fund, Inc. on behalf of the Strong Balanced Asset Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

                              For         Against     Abstain
                          -----------   ----------   ---------
                          499,438.146   31,606.094   8,599.194

12.  Special Meeting of Shareholders of Strong Large Cap Core Fund

     On August 1, 2003, the Strong Large Cap Core Fund's and Strong Growth and Income Fund's Board of Directors approved the reorganization of the Strong Large Cap Core Fund into the Strong Growth and Income Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003. Effective after the close of the market on August 22, 2003 the Strong Large Cap Core Fund is closed to new investors.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG BALANCED FUND
--------------------------------------------------------------------------------

                                                                             Period Ended
                                            ----------------------------------------------------------------------------
                                            June 30,     Dec. 31,  Dec. 31,    Dec. 31,    Oct. 31,   Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                2003/(b)/      2002      2001     2000/(c)/      2000       1999      1998
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $   16.06   $  18.84  $  21.83   $   24.77    $  24.92   $  21.14   $ 21.44

Income From Investment Operations:
  Net Investment Income (Loss)                   0.09       0.40      0.58        0.12        0.82       0.71      0.55
  Net Realized and Unrealized Gains
   (Losses) on Investments                       1.21      (2.77)    (2.99)      (1.53)       0.61       3.75      1.75
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations               1.30      (2.37)    (2.41)      (1.41)       1.43       4.46      2.30

Less Distributions:
  From Net Investment Income                    (0.10)     (0.41)    (0.58)      (0.20)      (0.83)     (0.68)    (0.54)
  From Net Realized Gains                          --         --        --       (1.33)      (0.75)        --     (2.06)
------------------------------------------------------------------------------------------------------------------------
  Total Distributions                           (0.10)     (0.41)    (0.58)      (1.53)      (1.58)     (0.68)    (2.60)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $   17.26   $  16.06  $  18.84   $   21.83    $  24.77   $  24.92   $ 21.14
========================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
  Total Return                                   +8.1%     -12.7%    -11.0%       -5.6%       +5.7%     +21.3%    +11.8%
  Net Assets, End of Period (In Millions)   $     220   $    218  $    300   $     347    $    372   $    344   $   288
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                         1.3%*      1.3%      1.2%        1.1%*       1.1%       1.1%      1.0%
  Ratio of Expenses to Average Net Assets         1.3%*      1.3%      1.2%        1.1%*       1.1%       1.1%      1.0%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                             1.1%*      2.3%      2.9%        3.3%*       3.2%       3.0%      2.5%
  Portfolio Turnover Rate                       114.9%     225.5%    234.1%       45.1%      150.9%      64.7%    185.9%

STRONG LARGE CAP CORE FUND
--------------------------------------------------------------------------------

                                                                              Period Ended
                                              -----------------------------------------------------------------------------
                                               June 30,          Dec. 31,     Dec. 31,     Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                  2003/(b)/            2002         2001         2000        1999      1998/(d)/
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    8.05         $   11.01    $  12.40    $  13.85    $  11.25    $    10.00

Income From Investment Operations:
  Net Investment Income (Loss)                     0.00/(e)/        (0.08)      (0.10)      (0.09)      (0.11)        (0.03)
  Net Realized and Unrealized Gains
   (Losses) on Investments                         0.80             (2.88)      (1.29)      (1.19)       3.41          1.28
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 0.80             (2.96)      (1.39)      (1.28)       3.30          1.25

Less Distributions:
  From Net Realized Gains                            --                --          --       (0.17)      (0.70)           --
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                --                --          --       (0.17)      (0.70)           --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    8.85            $ 8.05    $  11.01    $  12.40    $  13.85    $    11.25
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                     +9.9%            -26.9%      -11.2%       -9.2%      +29.4%        +12.5%
  Net Assets, End of Period (In Millions)     $       4         $       4    $      6    $      6    $      5    $        3
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                           2.9%*             2.5%        2.7%        2.0%        2.0%          2.0%*
  Ratio of Expenses to Average Net Assets           1.7%*             1.8%        2.0%        2.0%        2.0%          2.0%*
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                            0.0%*/(e)/       (0.9%)      (1.1%)      (0.8%)      (1.1%)        (0.5%)*
  Portfolio Turnover Rate                          61.1%            269.3%      196.4%      154.9%      178.4%         59.7%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d)  For the period from July 1, 1998 (public launch date) to December 31, 1998.
(e)  Amount calculated is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                 Period Ended
                                       --------------------------------------------------------------------------------------------
                                        June 30,    Dec. 31,        Dec. 31,    Dec. 31,        Oct. 31,   Oct. 31,        Oct. 31,
Selected Per-Share Data/(a)/            2003/(b)/     2002            2001     2000/(c)/          2000       1999            1998
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period   $   15.85   $  20.28        $  25.37   $   28.34        $  25.26   $  18.73        $  16.35

Income From Investment Operations:
Net Investment Income (Loss)                0.02       0.02           (0.02)      (0.00)/(d)/     (0.09)     (0.03)           0.03
  Net Realized and Unrealized Gains
   (Losses) on Investments                  1.55      (4.45)          (5.07)      (2.65)           3.19       6.56            3.07
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations          1.57      (4.43)          (5.09)      (2.65)           3.10       6.53            3.10

Less Distributions:
  From Net Investment Income               (0.02)     (0.00)/(d)/        --          --              --      (0.00)/(d)/     (0.03)
  From Net Realized Gains                     --         --              --       (0.32)          (0.02)        --           (0.69)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                      (0.02)     (0.00)/(d)/        --       (0.32)          (0.02)     (0.00)/(d)/     (0.72)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $   17.40   $  15.85        $  20.28   $   25.37        $  28.34   $  25.26        $  18.73
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                              +9.9%     -21.8%          -20.1%       -9.3%          +12.3%     +34.9%          +19.7%
  Net Assets, End of Period (In
   Millions)                           $     646   $    582        $    886   $   1,109        $  1,228   $    861        $    399
  Ratio of Expenses to Average Net
   Assets before Expense Offsets             1.5%*      1.4%            1.3%        1.1%*           1.1%       1.1%            1.1%
  Ratio of Expenses to Average Net
   Assets                                    1.5%*      1.4%            1.3%        1.1%*           1.1%       1.1%            1.1%
  Ratio of Net Investment Income
   (Loss) to Average Net Assets              0.2%*      0.1%           (0.1%)      (0.0%)/(d)/*    (0.4%)     (0.1%)           0.1%
  Portfolio Turnover Rate/(f)/             109.2%     187.8%          171.9%       23.3%          122.0%      52.3%          107.5%

STRONG GROWTH AND INCOME FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                           Period Ended
                                                                   ---------------------------------------------------------------
                                                                   June 30,     Dec. 31,   Dec. 31,    Dec. 31,          Oct. 31,
Selected Per-Share Data/(a)/                                       2003/(b)/      2002       2001     2000/(c)/         2000/(e)/
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   15.92   $   20.49   $  25.46   $   28.41        $    29.15

Income From Investment Operations:
  Net Investment Income (Loss)                                          0.08        0.15       0.08       (0.00)/(d)/        0.01
  Net Realized and Unrealized Gains (Losses) on Investments             1.55       (4.49)     (5.05)      (2.63)            (0.75)
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      1.63       (4.34)     (4.97)      (2.63)            (0.74)

Less Distributions:
  From Net Investment Income                                           (0.11)      (0.23)        --          --                --
  From Net Realized Gains                                                 --          --         --       (0.32)               --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.11)      (0.23)        --       (0.32)               --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $   17.44   $   15.92   $  20.49   $   25.46        $    28.41
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                         +10.3%      -21.2%     -19.5%       -9.2%             -2.5%
  Net Assets, End of Period (In Millions)                          $      79   $      67   $     47   $      31        $        1
  Ratio of Expenses to Average Net Assets before Expense Offsets         0.7%*       0.7%       0.6%        0.6%*             0.6%*
  Ratio of Expenses to Average Net Assets                                0.7%*       0.7%       0.6%        0.6%*             0.6%*
  Ratio of Net Investment Income (Loss) to Average Net Assets            1.0%*       0.9%       0.6%        0.1%*             0.1%*
  Portfolio Turnover Rate/(f)/                                         109.2%      187.8%     171.9%       23.3%            122.0%


*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d)  Amount calculated is less than $0.005 or 0.05%.
(e)  For the period from March 2, 2000 (public launch rate) to October 31, 2000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                       ---------------------------------------------------------------
                                                        June 30,    Dec. 31,   Dec. 31,    Dec. 31,         Oct. 31,
Selected Per-Share Data/(a)/                           2003/(b)/     2002        2001     2000/(c)/         2000/(d)/
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $   15.77   $   20.20   $  25.32   $   28.29        $    29.15

Income From Investment Operations:
  Net Investment Income (Loss)                              0.03        0.04      (0.04)      (0.00)/(e)/       (0.05)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                           1.52       (4.41)     (5.08)      (2.65)            (0.81)
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          1.55       (4.37)     (5.12)      (2.65)            (0.86)

Less Distributions:
  From Net Investment Income                               (0.02)      (0.06)        --          --                --
  From Net Realized Gains                                     --          --         --       (0.32)               --
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                      (0.02)      (0.06)        --       (0.32)               --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $   17.30   $   15.77   $  20.20   $   25.32        $    28.29
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
  Total Return                                              +9.9%      -21.7%     -20.2%       -9.4%             -3.0%
  Net Assets, End of Period (In Millions)              $       9   $      10   $     14   $       5        $        0/(f)/
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                           1.4%*       1.3%       1.5%        1.3%*             1.3%*
  Ratio of Expenses to Average Net Assets                    1.3%*       1.3%       1.5%        1.3%*             1.3%*
  Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                0.3%*       0.2%      (0.3%)      (0.2%)*           (0.7%)*
  Portfolio Turnover Rate/(g)/                             109.2%      187.8%     171.9%       23.3%            122.0%

STRONG GROWTH AND INCOME FUND -- CLASS K
--------------------------------------------------------------------------------

                                                                       Period Ended
                                                                   ---------------------
                                                                    June 30,   Dec. 31,
Selected Per-Share Data/(a)/                                       2003/(b)/     2002
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   15.75   $   20.28

Income From Investment Operations:
  Net Investment Income (Loss)                                          0.05        0.11
  Net Realized and Unrealized Gains (Losses) on Investments             1.54       (4.46)
-----------------------------------------------------------------------------------------
  Total from Investment Operations                                      1.59       (4.35)

Less Distributions:
  From Net Investment Income                                           (0.08)      (0.18)
-----------------------------------------------------------------------------------------
  Total Distributions                                                  (0.08)      (0.18)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $   17.26   $   15.75
=========================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------
  Total Return                                                         +10.1%      -21.5%
  Net Assets, End of Period (In Millions)                          $      27   $      19
  Ratio of Expenses to Average Net Assets before Expense Offsets         1.1%*       1.1%
  Ratio of Expenses to Average Net Assets                                1.0%*       1.0%
  Ratio of Net Investment Income (Loss) to Average Net Assets            0.7%*       0.7%
  Portfolio Turnover Rate/(g)/                                         109.2%      187.8%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d)  For the period from March 2, 2000 (public launch rate) to October 31, 2000.
(e)  Amount calculated is less than $0.005.
(f)  Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                   Period Ended
                                                       ---------------------------------------------------------------------
                                                        June 30,     Dec. 31,   Dec. 31,    Dec. 31,   Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                           2003/(b)/      2002        2001       2000       1999        1998
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $   28.70    $   39.29   $  42.35   $   44.69   $  38.62   $    37.41

Income From Investment Operations:
  Net Investment Income (Loss)                             (0.04)       (0.08)      0.07        0.17       0.08        0.05
  Net Realized and Unrealized Gains (Losses) on
   Investments                                              4.68       (10.51)     (2.11)       3.30      12.42        5.68
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          4.64       (10.59)     (2.04)       3.47      12.50        5.73

Less Distributions:
  From Net Investment Income                                  --           --      (0.07)      (0.17)     (0.08)      (0.05)
  From Net Realized Gains                                     --           --      (0.95)      (5.64)     (6.35)      (4.47)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --           --      (1.02)      (5.81)     (6.43)      (4.52)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $   33.34    $   28.70   $  39.29   $   42.35   $  44.69   $   38.62
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
  Total Return                                             +16.2%       -27.0%      -4.8%       +8.6%     +33.4%      +15.5%
  Net Assets, End of Period (In Millions)              $   2,740    $   2,507   $  3,664   $   3,337   $  2,537   $   2,038
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                           1.5%*        1.4%       1.3%        1.2%       1.2%        1.2%
  Ratio of Expenses to Average Net Assets                    1.5%*        1.4%       1.3%        1.2%       1.2%        1.2%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets                                               (0.3%)*      (0.2%)      0.2%        0.5%       0.2%        0.2%
  Portfolio Turnover Rate/(c)/                              26.4%        70.9%      87.8%       86.5%      80.8%       86.0%

STRONG OPPORTUNITY FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                       Period Ended
                                                                   ---------------------------------------------------
                                                                    June 30,     Dec. 31,    Dec. 31,        Dec. 31,
Selected Per-Share Data/(a)/                                        2003/(b)/      2002        2001          2000/(d)/
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   28.37    $   38.92   $  42.10        $   43.16

Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.05)       (0.11)     (0.06)/(d)/       0.03
  Net Realized and Unrealized Gains (Losses) on Investments             4.62       (10.44)     (2.08)            4.83
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      4.57       (10.55)     (2.14)            4.86

Less Distributions:
  From Net Investment Income                                              --           --      (0.09)           (0.28)
  From Net Realized Gains                                                 --           --      (0.95)           (5.64)
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --           --      (1.04)           (5.92)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $   32.94    $   28.37   $  38.92        $   42.10
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
  Total Return                                                         +16.1%       -27.1%      -5.1%           +12.1%
  Net Assets, End of Period (In Millions)                          $     125    $     104   $     89        $       3
  Ratio of Expenses to Average Net Assets before Expense Offsets         1.6%*        1.6%       1.7%             1.6%*
  Ratio of Expenses to Average Net Assets                                1.6%*        1.6%       1.7%             1.6%*
  Ratio of Net Investment Income (Loss) to Average Net Assets           (0.4%)*      (0.4%)     (0.3%)            0.1%*
  Portfolio Turnover Rate(c)                                            26.4%        70.9%      87.8%            86.5%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period from February 28, 2000 (public launch rate) to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND -- CLASS K
--------------------------------------------------------------------------------

                                                                           Period Ended
                                                                   -----------------------------
                                                                     June 30,           Dec. 31,
Selected Per-Share Data/(a)/                                        2003/(b)/          2002/(c)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   28.73          $   29.48

Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.00)/(e)/         0.02
  Net Realized and Unrealized Gains (Losses) on Investments             4.69              (0.77)
------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      4.69              (0.75)

Less Distributions:
  From Net Investment Income                                              --                 --
------------------------------------------------------------------------------------------------
  Total Distributions                                                     --                 --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $   33.42          $   28.73
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                                         +16.3%              -2.5%
  Net Assets, End of Period (In Millions)                          $       1          $       1
  Ratio of Expenses to Average Net Assets before Expense Offsets         1.5%*              1.2%*
  Ratio of Expenses to Average Net Assets                                1.2%*              1.2%*
  Ratio of Net Investment Income (Loss) to Average Net Assets           (0.0%)*/(e)/        0.2%*
  Portfolio Turnover Rate/(d)/                                          26.4%              70.9%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from August 30, 2002 (commencement of class) to December 31, 2002.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Amount calculated is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

     Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association ("FAAM"), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor"), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

Directors

  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers

  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Christopher O. Petersen, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT35732 08-03

Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                               SCOR/WH2056 06-03

Item 1. Reports to Stockholders

                                             SEMIANNUAL REPORT  |  June 30, 2003

                                                                      The Strong

                                                                          Growth

                                                                           Funds

                              [PHOTO APPEARS HERE]

                   Strong Blue Chip Fund

                   Strong Discovery Fund

                    Strong Endeavor Fund

            Strong Large Cap Growth Fund

        Strong Large Company Growth Fund

        Strong U.S. Emerging Growth Fund

                  Strong Enterprise Fund

                   Strong Growth 20 Fund

                      Strong Growth Fund

                                                                   [STRONG LOGO]

                                             SEMIANNUAL REPORT  |  June 30, 2003

                                                                      The Strong

                                                                          Growth

                                                                           Funds

Table of Contents

Investment Reviews

     Strong Blue Chip Fund ..................................... 2
     Strong Discovery Fund ..................................... 4
     Strong Endeavor Fund ...................................... 6
     Strong Large Cap Growth Fund .............................. 8
     Strong Large Company Growth Fund ..........................10
     Strong U.S. Emerging Growth Fund ..........................12
     Strong Enterprise Fund ....................................14
     Strong Growth 20 Fund .....................................16
     Strong Growth Fund ........................................18

Financial Information

     Schedules of Investments in Securities
          Strong Blue Chip Fund ................................20
          Strong Discovery Fund ................................20
          Strong Endeavor Fund .................................23
          Strong Large Cap Growth Fund .........................24
          Strong Large Company Growth Fund .....................27
          Strong U.S. Emerging Growth Fund .....................28
          Strong Enterprise Fund ...............................30
          Strong Growth 20 Fund ................................32
          Strong Growth Fund ...................................33
     Statements of Assets and Liabilities ......................36
     Statements of Operations ..................................41
     Statements of Changes in Net Assets .......................44
     Notes to Financial Statements .............................47

Financial Highlights ...........................................61

Directors and Officers .........................................69

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update--January 1 to June 30, 2003

In the early 1930s, politicians and policymakers in the United States and elsewhere made a series of strategic errors that resulted in what historians termed "an economic contraction." The rest of us call that period of horrible human suffering and deprivation The Great Depression. When it finally ended, those same politicians and economists vowed never to make the same mistakes again.

In this country, seven decades later, the lessons of The Great Depression still echo in our hearts and minds. Today, responding to weak economic growth and fears of a possible severe slowdown, our government's economic policymakers have employed almost every imaginable tool to spur economic growth. As the world's biggest economy and the economic engine of the world, the U.S. has led the way--but not alone. Other countries and regional economic authorities are likewise moving to stimulate their economies.

The store of economic stimulants being brought to bear is unrivaled since World War II. In the U.S. alone, we have witnessed massive government spending, with a projected deficit larger than any in history. Monetary policy also has contributed, pushing short-term interest rates to the lowest levels in more than 50 years. A weaker dollar aims to support manufacturing and export growth. Changes in the tax laws on dividends and the evolving shift in corporate compensation away from stock options to stock grants should meaningfully improve corporate capital allocation.

History has demonstrated that it is dangerous to bet against the world's governing bodies when they resolve to propel economic growth. Signs suggest that we are in the beginning stages of a solid economic rebound. Early in such a recovery phase, stocks and commodity prices usually rise, anticipating further recovery. As additional signs of improvement emerge, consumer and business confidence historically grows, and soon spending typically accelerates.

In the early stages of recovery, employment generally lags (usually 12-18 months) until employers gain confidence that such momentum will be sustained. Because politicians are hypersensitive to employment numbers, they constantly beat the drums of despair, when in reality hiring may be about to improve. And so, it is not unusual to see more aggressive measures taken beyond the point where a legitimate recovery is in place and employment is actually ready to expand.

The strength of our economic system is that, beneath the bland economic statistics reported daily, the system is always driving toward greater efficiency and productivity. Those gains, in turn, inspire growth and create wealth. The pressure and incentive for positive change is heightened during downturns. Thus, our economy is often stronger in the ensuing recovery. It is the combination of our political freedom and our flexible economic system that has created the world's richest and most productive country.

The change that our system creates and accommodates is astonishing. At the beginning of the 20th century, 60 million Americans were employed in agriculture. Today, that number has shrunk to an almost unbelievable 2.5 million people. In the 1950s, 35% of Americans were employed in manufacturing; that number has now fallen to 15%. Manufacturing supplanted farming as the country's dominant employer and wealth generator. Now, the service and technology sectors are taking their turn as the nation's leading economic sectors.

The changes under way in executive compensation and taxation of shareholder dividends are important for all investors to understand. The use of stock grants instead of stock options--that is, real money in place of pipe dreams and gimmicks--should shore up the financial foundation of American corporations. Likewise, the dividend tax law change should have far-reaching consequences. The time-honored practice of companies returning part of their profits to shareholders is a sound one. Issuing dividends will make corporate executives more sensitive to downside risk as well as upside opportunity. The impact of lower taxes on those dividends could be massive.

The United States and the rest of the world are in a consolidation phase following the 1990s, a period that was--in every economic sense--abnormal. The boom and the resultant bust scared and disoriented all of us. But we believe that chapter is closing, and we are wiser for the lessons it taught us.

At the end of the day, there is a good chance that governmental growth initiatives throughout the world will work. If they do, the world's economy will recover, and we could reach a healthy 4%-plus real growth rate in 2004. The current program of policy and tax changes should lay the foundation for job growth and a sustained period of better economic times.

Investors should get on the right side of these trends by continuing to invest using the appropriate combination of stocks and bonds, always consistent with their long-term financial goals.

                                                                        /s/ Dick

Strong Blue Chip Fund
================================================================================

Your Fund's Approach

The Strong Blue Chip Fund seeks total return by investing for capital growth and income. The Fund invests, under normal conditions, at least 80% of its net assets in blue chip companies. The Fund considers blue chip companies to be companies whose stock is included in the Russell Top 200 Growth Index or companies with a similar capitalization at the time of the Fund's investment. The Fund focuses on companies its manager believes offers the potential for capital growth. The Fund may utilize an active trading approach. The manager may sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                             From 6-30-97 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                 Lipper Large-Cap
                 Blue Chip      S&P 500      Growth Funds
                   Fund          Index*         Index*
Jun 97           $ 10,000       $ 10,000       $ 10,000
Dec 97           $ 10,872       $ 11,057       $ 10,932
Jun 98           $ 13,233       $ 13,015       $ 13,171
Dec 98           $ 15,647       $ 14,217       $ 14,920
Jun 99           $ 17,634       $ 15,977       $ 16,708
Dec 99           $ 21,730       $ 17,208       $ 20,115
Jun 00           $ 22,800       $ 17,136       $ 20,161
Dec 00           $ 17,695       $ 15,643       $ 16,156
Jun 01           $ 14,885       $ 14,596       $ 13,440
Dec 01           $ 13,207       $ 13,785       $ 12,300
Jun 02           $ 11,572       $ 11,972       $ 10,091
Dec 02           $  9,211       $ 10,740       $  8,842
Jun 03           $ 10,119       $ 12,002       $  9,882

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the six months ended June 30, 2003, the Fund posted strong returns on an absolute basis while moderately underperforming its broad-based benchmark, the S&P 500 Index. The Fund generated a year-to-date return of 9.86% compared to the S&P 500 Index, which generated a year-to-date return of 11.75% as of June 30, 2003. The Fund posted mild losses in the first quarter, when the markets and the economy were stalled by concerns about the war with Iraq. In the second quarter, the Fund posted strong returns as the war's quick resolution boosted investor and consumer confidence.

Two very different quarters

The economy and markets started January on an optimistic note, but both quickly fell as fears of the impact of war with Iraq consumed the minds of investors, businesses, and consumers. In the uncertainty, businesses delayed spending and made additional cutbacks in payroll, and consumer confidence weakened. Equities reached their low point in mid-March, and returns in most sectors were negative.

In the second quarter, however, the progress of the coalition forces in Iraq proved to be better than many expected, driving strong upward momentum in the markets. The recovery was broad-based, with virtually every sector posting positive returns. Newly restored confidence in America--not just in its military strength but also in its economic power--drove this sea change in investor sentiment. Continued monetary stimulus from the Federal Reserve and fiscal stimulus in the form of tax cuts from the President and Congress also helped to increase optimism regarding the prospects for economic recovery.

As investors gained more confidence in the economy, they became willing to put more money back into the equity markets--even though current economic news had been mixed. This is consistent with a role the stock market has historically played--as a leading indicator of economic growth.

Large-cap stocks performed more strongly in the early part of this rebound, from mid-March through mid-April. At that point, investor sentiment and tolerance for risk accelerated, which allowed small- and mid-cap stocks to outperform large-cap stocks as reflected by the Russell 1000 Growth Index.

Expansion of our investment universe

In keeping with the Fund's focus on large-cap stocks, it performed most strongly when large caps outperformed, and it lagged slightly as smaller stocks came to the fore.

This spring we did expand the universe of stocks eligible for inclusion in the Fund. While our focus remains firmly on large-cap, blue chip stocks, we now have more companies from which to choose. We believe this change gives us the ability to be both more flexible and more selective in constructing the portfolio. This change contributed to our improved performance in May and June, and we believe it will continue to do so over time.

The expanded universe of choices of stocks has not resulted in major changes in the types of companies in which we invest. The overall sector weightings, for example, remain quite similar, with healthcare and technology among the larger sectors in our investment universe. Those two sectors, along with consumer discretionary stocks, were the Fund's three heaviest-weighted sectors over the six months.

Recovery appears likely to continue

Consumer-related sectors have led the recovery to date, with housing activity and car sales both playing key roles in leading the economy out of recession. Despite weak employment data, consumer spending fundamentals remain fairly healthy and appear set to improve. Spending on housing and cars may slow, but retail and services spending may very well increase to fill the void.

At this point, the manufacturing sector and corporate capital spending have corrected to the point that they now seem set to provide a good base for noninflationary growth for some time to come. While businesses may wait a little longer before gaining full confidence and stepping up spending, we believe that once the turn comes, it could progress more quickly than expected. The cost-cutting measures that have been taking place over the past several years could set the stage for profits to expand faster than revenues.

Despite recent gains, we believe price/earnings ratios for many stocks are still very reasonable, particularly when adjusted to account for low interest rates. We believe significant opportunities for further appreciation remain available in a variety of sectors.

We appreciate your continued investment in the Strong Blue Chip Fund.

Karen E. McGrath
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Investor Class
----------------------------------------------

          1-year                       -12.56%

          3-year                       -23.72%

          5-year                        -5.22%

          Since Fund Inception           0.20%
          (6-30-97)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Discovery Fund
================================================================================

Your Fund's Approach

The Strong Discovery Fund seeks capital growth. The Fund invests, under normal conditions, in securities that its manager believes offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small- and medium-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. Although the Fund can invest in stocks of any economic sector, at times it may emphasize the financial sector or other sectors. In addition, the Fund may utilize an active trading approach. The manager may sell a holding if its growth potential or fundamental qualities change.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-87 to 6-30-03

                              [CHART APPEARS HERE]

               The Strong                       Lipper Mid-Cap
               Discovery     Russell 2000(R)      Core Funds
                  Fund           Index*             Average*
Dec 87          $ 10,000        $ 10,000           $ 10,000
Dec 88          $ 12,445        $ 12,502           $ 12,025
Dec 89          $ 15,428        $ 14,535           $ 15,374
Dec 90          $ 15,005        $ 11,704           $ 14,054
Dec 91          $ 25,151        $ 17,093           $ 20,062
Dec 92          $ 25,639        $ 20,240           $ 22,792
Dec 93          $ 31,333        $ 24,061           $ 26,194
Dec 94          $ 29,553        $ 23,622           $ 25,612
Dec 95          $ 39,845        $ 30,343           $ 32,938
Dec 96          $ 40,439        $ 35,347           $ 39,614
Dec 97          $ 44,825        $ 43,252           $ 50,410
Dec 98          $ 47,981        $ 42,151           $ 55,178
Dec 99          $ 50,516        $ 51,111           $ 70,250
Dec 00          $ 52,520        $ 49,567           $ 78,216
Dec 01          $ 54,711        $ 50,799           $ 75,576
Dec 02          $ 48,078        $ 40,394           $ 61,729
Jun 03          $ 54,146        $ 47,616           $ 70,153

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Mid-Cap Core Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

During the first six months of 2003, the Discovery Fund delivered its strongest semiannual performance in several years on an absolute return basis. While the Fund produced strong returns, it underperformed its broad-based benchmark, the Russell 2000 Index. The Fund generated a year-to-date return of 12.62% compared to the Russell 2000 Index, which generated a year-to-date return of 17.88% as of June 30, 2003.

The Fund participated in the post-Iraq war stock market rally, though its bias against lower-quality telecommunications and technology stocks contributed to its underperformance. These companies benefited from a speculative run-up driven by investors' increased appetite for risk in anticipation of an economic recovery.

War influenced markets and sentiment

One of the most significant events during the first half of 2003 was the onset and conclusion of major combat in Iraq. In the early part of the year, there was much uncertainty as to whether the war would take place at all and, if so, how long it might last. In such an environment, business leaders were unwilling to make significant capital expenditures or to hire new employees. As a result, the entire economy was in a holding pattern until the main thrust of the conflict ended in mid-April.

When the major combat concluded, consumer sentiment soared upward, and the market experienced an increase in speculative activity, with market participants demonstrating a preference for riskier companies in the biotech, Internet, communication, technology, and cyclical sectors. As May progressed, however, actual evidence of an improving economy failed to materialize. In response, interest rates began to fall, which further fueled investor speculation, increasing demand for interest rate-sensitive and highly leveraged companies. During this period the Fund experienced most of its underperformance, as many of its investments were in higher-quality companies positioned to benefit from an eventual turn in the economy.

Other contributing factors to the strong equity market in May and June were the announcements from Washington of a dividend tax cut, a corporate spending stimulus package, and a Medicare drug benefit program.

Sectors driving performance

Early in the period, we had positioned the Fund with a significant underweighting in technology stocks, as compared to the Russell 2500(TM) Growth Index, in anticipation of a reversal of the speculative run-up many of these stocks experienced in the fourth quarter of 2002. That reversal materialized in late January and continued through March, during which time we accumulated shares of what we considered to be among the highest-quality technology companies--names we believed could rebound with the economy after the conclusion of the conflict in Iraq.

We also reduced our energy exposure in early March, anticipating that energy prices would fall from their record highs and, consequently, the stocks of oil producers and oil service companies would underperform, relative to the Russell 2500 Growth Index. The eventual rebound of smaller, speculative technology companies and the continuation of higher energy prices after the war made these strategies less than optimal.

Also, compared to the Russell 2500 Growth Index, the Fund's exposure to consumer-oriented companies made a significant, favorable contribution to performance.

Our outlook for the months ahead

With the changes taking place across many industries in the U.S. economy, we believe this may be one of the most exciting times for the stock market in several years. Much of the recent optimism for an economic recovery rests on the assumption that fiscal and monetary policies will be successful in stimulating capital spending and increasing earnings growth.

From our perspective, the backdrop for economic growth and the resumption of business spending will likely remain challenging, due to low interest rates and an ample supply of capital chasing a limited number of investment opportunities. However, it appears there are pockets of significant earnings growth materializing on many different fronts. These are the result of technological innovations, rationalization of cost structures, or industry consolidation.

In our view, this environment will require growth investors to identify beneath-the-surface growth opportunities in industries such as technology, biotechnology, energy, industrial cyclicals, and niche-oriented consumer goods. We remain dedicated to identifying these investment opportunities as they emerge in a select number of mid-cap and smaller-cap companies.

Thank you for your investment and continued confidence in the Strong Discovery Fund.

Thomas J. Pence
Portfolio Manager

A note to shareholders

This period was marked by the untimely death of our dear friend and colleague, Nicholas Truitt. Nick's accomplishments as Co-Manager of the Discovery Fund over the past two volatile years were exemplary. His kind heart, warm laughter, and exceptional intellect will be forever missed by me and my entire team.

Average Annual Total Returns
As of 6-30-03
----------------------------------------------

          1-year                         3.77%

          3-year                        -1.29%

          5-year                         2.31%

          10-year                        7.34%

          Since Fund Inception          11.51%
          (12-31-87)

Equity funds are volatile investments and should only be considered for long-term goals.

     Because smaller companies often have narrower markets and limited financial resources, investments in theses stocks present more risk than investments in those of larger, more established companies.

* The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Lipper Mid-Cap Core Funds Average is the average of all funds in the Lipper Mid-Cap Core Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Endeavor Fund
================================================================================

Your Fund's Approach

The Strong Endeavor Fund seeks capital growth. The Fund focuses, under normal conditions, on stocks (including common stocks and securities convertible into common stocks) of companies that its managers believe have above-average earnings growth prospects. The Fund invests primarily in large-capitalization companies but also invests in small- and medium-capitalization companies. The Fund's managers select companies that have attractive growth prospects (e.g., the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (e.g., showing a growth trend or well-positioned in a growth industry). The Fund may also invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach. The managers may sell a stock when the company's growth prospects become less attractive or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                             From 4-6-01 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                 Lipper Large-Cap
                 Endeavor      S&P 500      Growth Funds
                   Fund         Index*          Index*
Mar 01           $ 10,000      $ 10,000       $ 10,000
Jun 01           $ 10,820      $ 10,880       $ 10,500
Sep 01           $  9,050      $  9,284       $  8,414
Dec 01           $  9,940      $ 10,276       $  9,610
Mar 02           $  9,450      $ 10,304       $  9,366
Jun 02           $  8,050      $  8,924       $  7,884
Sep 02           $  6,870      $  7,383       $  6,621
Dec 02           $  7,030      $  8,005       $  6,908
Mar 03           $  6,980      $  7,753       $  6,802
Jun 03           $  8,000      $  8,946       $  7,721

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In the first half of 2003, the Endeavor Fund advanced significantly and outperformed its broad-based index, the S&P 500 Index, as a result of individual security selection. Positions in beaten-down stocks rallied nicely as the period progressed. The Fund generated a year-to-date return of 13.80% compared to the S&P 500 Index, which generated a year-to-date return of 11.75% as of June 30, 2003.

War played a large role over the period

One of the most significant events during the first half of 2003 was the onset and conclusion of the major combat in Iraq. In the early part of the year, there was much uncertainty as to whether the war would take place at all and, if so, how long it might last. In such an environment, business leaders were unwilling to make significant capital expenditures or to hire new employees. As a result, the entire economy was in a holding pattern until the main thrust of the conflict ended in mid-April.

When the initial combat showed signs of coming to an end, consumer sentiment soared upward and the market experienced an increase in speculative activity, with market participants demonstrating a preference for riskier companies in the biotech, Internet, communication, technology, and cyclical sectors. As May progressed, however, actual evidence of an improving economy failed to materialize. In response, interest rates began to fall, which further fueled investor speculation, increasing demand for interest rate-sensitive and highly leveraged companies. During this period the Fund experienced most of its underperformance relative to the broad-based benchmark, as many of its investments were in higher-quality companies positioned to benefit from an eventual turn in the economy.

Finding select opportunities in many sectors

Our continued focus on extensive bottom-up research allowed us to identify several attractive investment opportunities for the Fund.

Our in-depth company and industry analysis led us to opportunities in some larger, leading Internet and media companies that we believe have outstanding growth prospects, strong business models, and solid near-term fundamentals.

Another research theme that contributed positively to the Fund's performance was post-secondary education space, where we invested in for-profit education providers and financers of student loans. Traditional media also provided us with an attractive investment theme, as highlighted by our positions in large multimedia stocks. Following the war in Iraq, these companies benefited from an improvement in advertising rates and consumer sentiment.

We underweighted consumer staples and pharmaceuticals, in comparison to the Russell 1000(R) Growth Index, based on our belief that these sectors did not offer growth opportunities commensurate with their stocks' premium valuations. It seemed to us that over the past few quarters many investors had been hiding out in these two industries, which were perceived to be relatively safe; this activity drove their valuations up to what we believed were unsustainable levels.

Looking ahead to a changing environment

With the many changes taking place across many industries in the U.S. economy, we believe this may be one of the most exciting times for the stock market in several years. Much of the recent optimism for an economic recovery rests on the implicit assumption that fiscal and monetary policies will be successful in stimulating capital spending and increasing earnings growth.

From our perspective, the backdrop for economic growth and the resumption of business spending will likely remain challenging, due to low interest rates and an ample supply of capital chasing a limited number of investment opportunities. However, it appears there are pockets of significant earnings growth materializing on many different fronts.

These are the result of technological innovations, rationalization of cost structures, or industry consolidation.

In our view, this environment will require growth investors to identify beneath-the-surface growth opportunities in industries such as technology, biotechnology, energy, industrial cyclicals, and niche-oriented consumer goods. We remain dedicated to identifying these investment opportunities as they emerge in a select number of mid-cap and smaller-cap companies.

Thank you for placing your confidence in the Strong Endeavor Fund.

Thomas J. Pence
Portfolio Co-Manager

D. Paul Berg
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03
----------------------------------------------

          1-year                        -0.62%

          Since Fund Inception          -9.51%
          (4-6-01)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Cap Growth Fund
================================================================================

Your Fund's Approach

The Strong Large Cap Growth Fund seeks capital growth. It invests, under normal conditions, at least 80% of its assets in stocks of large-capitalization companies that its manager believes offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index* at the time of investment. The Fund's manager seeks to identify companies that have superior sales and earnings, enjoy a competitive advantage (e.g., dominant market share), and have effective management (e.g., high return on invested capital). Although the Fund can invest in stocks of any economic sector, at times it may emphasize the consumer cyclicals, healthcare, technology, or other sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The manager may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                            From 12-30-81 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                Lipper Large-Cap
                Large Cap      S&P 500      Growth Funds
               Growth Fund      Index*         Index*
Dec 81          $  10,000     $  10,000      $  10,000
Dec 82          $  13,250     $  12,155      $  12,891
Dec 83          $  18,720     $  14,896      $  15,808
Dec 84          $  20,685     $  15,831      $  15,135
Dec 85          $  25,936     $  20,854      $  20,107
Dec 86          $  31,121     $  24,747      $  23,476
Dec 87          $  33,002     $  26,046      $  24,258
Dec 88          $  38,141     $  30,360      $  26,887
Dec 89          $  39,140     $  39,963      $  35,572
Dec 90          $  36,367     $  38,721      $  34,925
Dec 91          $  48,578     $  50,492      $  47,967
Dec 92          $  48,844     $  54,334      $  51,270
Dec 93          $  59,851     $  59,798      $  56,735
Dec 94          $  59,027     $  60,584      $  56,268
Dec 95          $  74,963     $  83,324      $  75,916
Dec 96          $  85,512     $ 102,443      $  91,524
Dec 97          $ 106,181     $ 136,608      $ 116,777
Dec 98          $ 140,208     $ 175,645      $ 159,368
Dec 99          $ 223,975     $ 212,601      $ 214,856
Dec 00          $ 193,951     $ 193,263      $ 172,576
Dec 01          $ 131,366     $ 170,311      $ 131,385
Dec 02          $  92,096     $ 132,685      $  94,449
Jun 03          $ 104,647     $ 148,278      $ 105,556

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Large Cap Growth Fund was up solidly in the first six months of 2003, outperforming its broad-based benchmark index, the S&P 500 Index. The Fund generated a year-to-date return of 13.63% compared to the S&P 500 Index, which generated a year-to-date return of 11.75% as of June 30, 2003. The Fund outperformed during the year's first quarter, a period when the broader market declined slightly. In the second quarter, the market staged a strong rally, with the Fund performing in line with the benchmark.

The market's tone changed dramatically

Stocks sold off early in 2003, as the uncertainty surrounding war with Iraq, a continued sluggish economy, and weak earnings visibility gave investors little reason for confidence. At that time, we positioned the Fund fairly defensively, an approach that helped our relative and absolute performance in the period's early months.

The market began a powerful rally in March, as it became clear that our operations in Iraq would be relatively quick and successful. In addition, it became apparent that Congress was willing to cut taxes significantly in an effort to stimulate the U.S. economy. In this environment, we shifted our tactics quickly, moving to a more aggressive posture to benefit from the positive trend. The trifecta of historically low interest rates, a weakening dollar that makes U.S.-produced goods more attractive to foreign markets, and additional tax cuts are providing a great deal of stimulus to the U.S. economy.

This rush of liquidity was positive for stocks across the board, but it gave the biggest boost to the riskiest and highest P/E stocks. These include stocks of companies in the biotechnology, Internet, telecommunications, and technology sectors, as well as many companies that had previously been on the brink of bankruptcy.

Factors in the Fund's performance

The Fund's holdings in growth companies whose success is closely tied to the improving economy helped investment performance in the second quarter, particularly in April and May. In particular, the Fund overweighted technology, media, and biotech companies for much of the period, while underweighting more defensive sectors such as consumer staples as compared to the broad-based benchmark.

Our investment decision-making continued to rely heavily on our hands-on, intensive research process, seeking out those companies that are leaders in their industries or have the potential to become one. We look for companies with strong management teams, solid balance sheets, and sensible business models. Attention to valuations remains an important element of our decision-making process.

The outlook for growth investing

We continue to believe the environment for improving corporate profitability is providing investors with significant opportunities. As we have in the past, we continue to search out and invest in companies with strong competitive advantages that can generate superior earnings and revenue growth. These stocks don't lead the market every quarter, but we believe this can be a rewarding long-term strategy.

We believe the current environment is very similar to that which prevailed in the early 1960s, when low inflation, low interest rates, and moderate economic growth combined to help produce a strong cyclical bull market. We will continue to adhere to our active investment strategy emphasizing compelling investment themes based on changing demographics, medical advances, and unit growth, which we believe can lead us to sectors with the potential for superior growth over time.

Thank you for your investment in the Strong Large Cap Growth Fund. We appreciate the confidence you've placed in us.

Bruce C. Olson
Portfolio Manager


Average Annual Total Returns
As of 6-30-03
----------------------------------------------

          1-year                        -2.09%

          3-year                       -22.64%

          5-year                        -3.29%

          10-year                        6.81%

          Since Fund Inception          11.54%
          (12-30-81)

Equity funds are volatile investments and should only be considered for long-term goals.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Company Growth Fund
================================================================================

Your Fund's Approach

The Strong Large Company Growth Fund seeks total return by investing for income and capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in securities of approximately 50 large-capitalization companies that its managers believe offer the potential for capital growth, consisting primarily of income-producing equity securities. To identify stocks that offer the opportunity for capital growth, the managers look for stocks that have a record of growth in the areas of sales, earnings, or book value, and stocks that have above-average returns on capital and equity. A proven management team and business model are also evaluated to determine whether historic growth rates can be replicated in the future. To select investments, the managers emphasize capital appreciation and current yield. The Fund may also utilize an active trading approach. The managers may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                             From 11-3-97 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                  Lipper Large-Cap
               Large Company     S&P 500      Growth Funds
                Growth Fund      Index*          Index*
Oct 97           $ 10,000       $ 10,000        $ 10,000
Dec 97           $ 10,106       $ 10,366        $ 10,339
Jun 98           $ 11,227       $ 12,201        $ 12,456
Dec 98           $ 11,605       $ 13,328        $ 14,110
Jun 99           $ 13,791       $ 14,978        $ 15,801
Dec 99           $ 17,657       $ 16,132        $ 19,023
Jun 00           $ 19,285       $ 16,064        $ 19,067
Dec 00           $ 18,248       $ 14,665        $ 15,280
Jun 01           $ 16,891       $ 13,683        $ 12,710
Dec 01           $ 16,610       $ 12,923        $ 11,633
Jun 02           $ 14,467       $ 11,224        $  9,544
Dec 02           $ 13,605       $ 10,068        $  8,362
Jun 03           $ 15,275       $ 11,251        $  9,346

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund began the year slightly behind its broad-based benchmark, the S&P 500 Index, as lower-quality stocks outperformed higher-quality issues.

As war with Iraq loomed on the horizon, however, investors sought more conservative investments, allowing the Fund and its higher-quality names to outperform. As a result, the Fund finished the first quarter slightly ahead of its broad-based benchmark.

In the second quarter, however, as the war came to a quick resolution and investors gained confidence in the prospects for economic recovery, stocks staged a powerful rally, with riskier stocks once again taking the lead. This left our returns slightly ahead those of our broad-based benchmark for the six months. The Fund generated a year-to-date return of 12.27% compared to the S&P 500 Index, which generated a year-to-date return of 11.75% as of June 30, 2003. All in all, it was a volatile but positive first half of the year.

An eventful six months

Three significant events took place during the first six months of 2003 that were all positive for the stock market. First, the war with Iraq came to a rather quick resolution; second, the Fed made a huge injection of liquidity into the capital markets as it continued to battle deflation; and third, new tax legislation was enacted that greatly benefits equity ownership. These were clearly near-term positive events for the stock market and the Fund, but as is so often the case, not all stocks react the same way at the same time.

The most immediate and dramatic beneficiaries of the Fed's action were all of the companies that appeared to be priced for extinction. These low-quality/low-priced stocks received a pardon of sorts, moving off of death row and experiencing dramatic upward moves as it became obvious that they were not going out of business--at least not yet. More volatile stocks, such as those in the technology sector, did very well, as did some high-dividend payers including companies in the utilities and telecommunications sectors.

The Fund's higher-quality orientation has served it very well over the past couple of years, but during this lower-quality rally we have added some names that are better positioned to participate in today's liquidity-driven environment.

A disciplined investment approach

We believe that over time, the markets are very efficient allocators of capital. That is, the best companies run by the best people with the best returns on capital will eventually attract the capital. But in the real world, there are also short-term periods of inefficiency. With this in mind, we have adopted a very disciplined process to manage money on a year-to-year basis.

First, we like to keep the portfolio very nearly fully invested; second, we generally keep our allocation to market sectors in line with those of the Russell 1000(R) Growth Index; and third, we focus the bulk of our energies on stock-picking. In selecting stocks, we look at the long term--that is, identifying stocks that will attract capital over the long run. We also look at stocks more likely to benefit over the short term--those that are attracting capital today.

Sometimes, the long-run and short-run stocks are one and the same, but more often than not, there are differences. Clearly this year so far is shaping up in the latter profile, and during the first half of the year, we made some changes to the portfolio to participate in the lower-quality rally. Of course, we also kept significant positions in higher-quality companies more likely to perform well in the long run.

Our outlook

Although the economy is still sluggish and geopolitical risks remain, for the time being it appears that liquidity will continue to allow the market to rally. The old Wall Street adage "Don't fight the Fed, and don't fight the tape" appears to be holding true--especially when faced, as we are now, with massive deficit spending, tax reductions, and a President campaigning for reelection. At the moment, it appears that the direction of least resistance may be upward.

Thank you for your investment in the Strong Large Company Growth Fund.

Christopher H. Wiles
Portfolio Co-Manager

Lawrence E. Eakin, Jr.
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03
----------------------------------------------

          1-year/1/                      4.54%

          3-year                        -7.48%

          5-year                         6.35%

          Since Fund Inception           7.78%
          (11-3-97)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The performance of the Fund prior to 9-16-02 is based on the performance of the Rockhaven Premier Dividend Fund (the predecessor Fund) and does not reflect the Fund's maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-15-02.

/1/ Average annual total returns include a 1.00% redemption fee (as a percentage of redemption proceeds) imposed on redemptions made within 12 months of purchase.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong U.S. Emerging Growth Fund
================================================================================

Your Fund's Approach

The Strong U.S. Emerging Growth Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of U.S. companies that appear to have relatively strong long-term growth potential in revenues and profitability. The Fund generally invests in the stocks of small- and medium-capitalization companies, although the Fund can invest in stocks of any size. To identify these companies, the managers look for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, effective management, and competence in research, development, and marketing. Although the Fund can invest in stocks of any economic sector, at times it may emphasize the technology sector or other sectors. The managers may choose to sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns).

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-98 to 6-30-03

                              [CHART APPEARS HERE]

              The Strong                        Lipper Small-Cap
            U.S. Emerging     Russell 2000(R)     Growth Funds
             Growth Fund          Index*             Index*
Dec 98         $ 10,000          $ 10,000           $ 10,000
Mar 99         $ 12,080          $  9,458           $  9,675
Jun 99         $ 12,330          $ 10,928           $ 11,053
Sep 99         $ 13,000          $ 10,237           $ 11,253
Dec 99         $ 19,886          $ 12,126           $ 16,117
Mar 00         $ 24,038          $ 12,985           $ 19,003
Jun 00         $ 25,307          $ 12,494           $ 17,986
Sep 00         $ 24,393          $ 12,632           $ 17,702
Dec 00         $ 19,943          $ 11,759           $ 14,787
Mar 01         $ 15,085          $ 10,994           $ 11,996
Jun 01         $ 18,976          $ 12,565           $ 13,996
Sep 01         $ 12,494          $  9,953           $ 10,493
Dec 01         $ 15,782          $ 12,052           $ 12,869
Mar 02         $ 14,731          $ 12,532           $ 12,683
Jun 02         $ 12,609          $ 11,485           $ 10,973
Sep 02         $ 10,549          $  9,027           $  8,833
Dec 02         $ 10,424          $  9,583           $  9,314
Mar 03         $ 10,081          $  9,153           $  8,967
Jun 03         $ 12,463          $ 11,297           $ 11,060

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Over the six months ended June 30, 2003, the Fund performed in line with its broad-based benchmark, the Russell 2000 Index. Volatility prevailed in the year's first quarter, as daily mood swings over the impending and then progressive war in Iraq overshadowed the markets. In the second quarter, as the war concluded, the market began to rally. Consumer sentiment rebounded from very depressed levels, and capital spending numbers are beginning to improve after years of very poor results. These factors all contributed to a strong second quarter for the Fund. As of June 30, 2003, the Fund generated a year-to-date return of 19.56%.

Market turned in the second quarter

The war in Iraq was likely the most important event in the first half of 2003. As consumer and business confidence plummeted in anticipation of the war, equity markets languished. In this choppy environment, the market's direction was dictated more by emotions than fundamentals.

With the quick resolution of the war in the second quarter, the markets began to rebound, as investors turned their focus to the prospects for economic recovery. The Federal Reserve's interest-rate cuts, coupled with aggressive fiscal stimulus in the form of tax reductions, sparked investors' confidence in an improving economy and helped to drive the markets strongly upward.

Over the first half of 2003, we saw a continuation of the yearlong trend of growth stocks outperforming their value-oriented counterparts, as measured by the Russell 2000(R) Growth Index.

Preparing for economic recovery

In November 2002, we repositioned the Fund to benefit from an environment of improving business conditions and increasing consumer confidence. We anticipated that the Federal Reserve would continue its efforts to stimulate the economy in 2003, as the Fed signaled concerns about deflation occurring in the United States. Given the economy's overall weakness in the first quarter, however, this positioning hurt our performance in the year's early months. In the second quarter, however, as the economy showed signs of improvement and the markets moved upward, our strategy had positive impact on fund returns.

Given our economic outlook, we added to the Fund's positions in those sectors that have traditionally done well coming out of slow economic periods. These include truckers, freight forwarders, restaurants, and technology. We also began to add to our position in the energy sector.

After three years with almost no drilling activity, the numbers of active rigs are beginning to move up. Further, we believe that given the very tight current supply situation for natural gas, a new production cycle for that commodity may be beginning.

We reduced our holdings in some of the more defensive stocks in our portfolio. These positions were beneficial in more uncertain times, but such companies historically have not participated as strongly in an economic recovery.

Our outlook for the months ahead

As the U.S. economy moves more decisively toward recovery, we believe that corporate profits will exceed expectations over the remainder of 2003. The improving economy, along with low interest rates, low inflation, and large stockpiles of cash sitting on the investment sidelines, could all be positive for the equity markets in general, and particularly for smaller-cap growth stocks. In addition, we believe we are just about one year into a cycle of growth stocks outperforming value based on total returns--as measured by the Russell 2000 Growth Index--and these cycles have historically lasted three to five years. We thus believe that there is potential for the environment for growth investing to remain favorable for some time.

We thank you for your investment in the Strong U.S. Emerging Growth Fund.

Thomas L. Press
Portfolio Co-Manager

Donald M. Longlet
Portfolio Co-Manager

Robert E. Scott
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03
----------------------------------------------

          1-year                        -1.16%

          3-year                       -21.03%

          Since Fund Inception           5.02%
          (12-31-98)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Enterprise Fund
================================================================================

Your Fund's Approach

The Strong Enterprise Fund seeks capital growth. The Fund invests, under normal conditions, in stocks of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund's manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail, and telecommunication. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. The Fund may also invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach. If there is a change in the company's growth prospects or a deterioration in the company's fundamental qualities, the manager may sell that company's stock.

                    Growth of an Assumed $10,000 Investment+
                             From 9-30-98 to 6-30-03

                              [CHART APPEARS HERE]

             The Strong      Russell     Lipper Mid-Cap
             Enterprise     Midcap(R)     Growth Funds
                Fund          Index*         Index*
Sep 98        $ 10,000      $ 10,000        $ 10,000
Dec 98        $ 14,743      $ 11,844        $ 12,595
Mar 99        $ 17,255      $ 11,788        $ 13,062
Jun 99        $ 20,732      $ 13,068        $ 14,633
Sep 99        $ 24,777      $ 11,945        $ 14,779
Dec 99        $ 42,436      $ 14,003        $ 21,879
Mar 00        $ 48,127      $ 15,415        $ 25,000
Jun 00        $ 40,378      $ 14,720        $ 22,820
Sep 00        $ 39,360      $ 15,722        $ 23,545
Dec 00        $ 29,801      $ 15,158        $ 18,350
Mar 01        $ 23,435      $ 13,567        $ 14,132
Jun 01        $ 25,694      $ 14,861        $ 16,064
Sep 01        $ 19,916      $ 12,207        $ 12,151
Dec 01        $ 23,257      $ 14,306        $ 14,484
Mar 02        $ 22,794      $ 14,913        $ 14,071
Jun 02        $ 19,843      $ 13,489        $ 11,968
Sep 02        $ 16,639      $ 11,110        $  9,895
Dec 02        $ 16,702      $ 11,990        $ 10,360
Mar 03        $ 16,513      $ 11,707        $ 10,193
Jun 03        $ 19,265      $ 13,845        $ 11,994

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary, due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

During the first six months of 2003, the Enterprise Fund delivered its strongest six-month performance since 1999. The Fund rallied when the stock market sprang back to life, as investors anticipated an improving economic environment after the Iraq war. This enthusiasm eventually produced an increased appetite among investors for riskier investments and a relatively speculative environment.

The Enterprise Fund slightly underperformed its broad-based benchmark, the Russell Midcap Index. The Fund's preference for higher-quality technology and energy companies, rather than smaller, more speculative investments, is largely responsible for this relative performance.

War began and ended swiftly

One of the most significant events during the first half of 2003 was the onset and conclusion of major combat in the war in Iraq. In the early part of the year, there was much uncertainty as to whether the war would take place at all and, if so, how long it might last. In such an environment, business leaders were unwilling to make significant capital expenditures or to hire new employees. As a result, the entire economy was in a holding pattern until the main thrust of the conflict ended in mid-April.

As the war drew closer to an end, consumer sentiment soared upward, and the market experienced an increase in speculative activity, with market participants demonstrating a preference for riskier companies in the biotech, Internet, communication, technology, and cyclical sectors. As May progressed, however, actual evidence of an improving economy failed to materialize. In response, interest rates began to fall, which further fueled investor speculation, increasing demand for interest rate-sensitive and highly leveraged companies. During this period the Fund experienced most of its underperformance, as many of its investments were in higher-quality companies positioned to benefit from an eventual turn in the economy.

Other contributing factors to the strong equity market in May and June were the announcements out of Washington of a dividend tax cut, a corporate spending stimulus package, and a Medicare drug benefit program.

Shifting market sentiment toward technology

Early in the year, we positioned the Fund with a significant underweighting in technology, as compared to the Russell Midcap Growth Index. We adopted this posture in anticipation of a reversal of the speculative run-up many of these stocks had experienced in the fourth quarter of 2002. That reversal materialized in late January and continued through March, during which time we accumulated shares of the high-quality technology companies--names we believed would rebound with the economy as the conflict in Iraq subsided. We also reduced our energy exposure in early March, anticipating that energy prices would fall from their record highs and that consequently, the stocks of oil producers and oil service companies would underperform relative to the Russell Midcap Growth Index. The eventual rebound of smaller, speculative technology companies and the continuation of higher energy prices after the war made these strategies less than optimal.

On the positive side, the Fund's overweighted position, relative to the Russell Midcap Growth Index, in the automotive and transportation sectors performed well during the period. In addition, tax cuts that were perceived as favorable to businesses and consumers created a tailwind for our holdings in the advertising, media, and retail sectors.

Seeking pockets of opportunity

With the many changes taking place across many industries in the U.S. economy, we believe this may be one of the most exciting times for the stock market in several years. Much of the recent optimism for an economic recovery rests on the implicit assumption that fiscal and monetary policies will be successful in stimulating capital spending and increasing earnings growth.

From our perspective, the backdrop for economic growth and the resumption of business spending will likely remain challenging, due to low interest rates and an ample supply of capital chasing a limited number of investment opportunities. However, it appears there are pockets of significant earnings growth materializing on many different fronts. These are the result of technological innovations, rationalization of cost structures, or industry consolidation.

In our view, this environment will require growth investors to identify beneath-the-surface growth opportunities in industries such as technology, biotechnology, energy, industrial cyclicals, and niche-oriented consumer goods. We remain dedicated to identifying these investment opportunities as they emerge in a select number of mid-cap and smaller-cap companies.

Thank you for your investment in the Strong Enterprise Fund.

Thomas J. Pence
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Investor Class/1/
----------------------------------------------

          1-year                        -2.91%

          3-year                       -21.86%

          Since Fund Inception          14.81%
          (9-30-98)

Advisor Class/2/
----------------------------------------------

          1-year                        -2.50%

          3-year                       -21.87%

          Since Fund Inception          14.68%
          (9-30-98)

Class K/1/, /3/
----------------------------------------------

          1-year                        -2.33%

          3-year                       -21.70%

          Since Fund Inception          14.95%
          (9-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ The performance of Class K shares prior to 8-30-02 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

     Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth 20 Fund
================================================================================

Your Fund's Approach

The Strong Growth 20 Fund seeks capital growth. The Fund focuses, under normal conditions, on the stocks of 20 to 30 companies that its manager believes have favorable prospects for superior growth of earnings but are selling at reasonable valuations based on their earnings, cash flow, or asset value.
The portfolio can include stocks of any size. Although the Fund can invest in stocks of any economic sector, at times it may emphasize the consumer cyclicals, healthcare, and technology sectors or other sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The manager may sell a stock when the company's growth prospects become less attractive.

                    Growth of an Assumed $10,000 Investment+
                             From 6-30-97 to 6-30-03

                              [CHART APPEARS HERE]

             The Strong                   Lipper Mid-Cap
             Growth 20       S&P 500       Growth Funds
                Fund          Index*         Index*
Jun 97        $ 10,000       $ 10,000       $ 10,000
Dec 97        $ 11,387       $ 11,057       $ 10,955
Jun 98        $ 13,129       $ 13,015       $ 12,789
Dec 98        $ 15,545       $ 14,217       $ 13,672
Jun 99        $ 18,891       $ 15,977       $ 15,626
Dec 99        $ 32,563       $ 17,208       $ 20,009
Jun 00        $ 35,646       $ 17,136       $ 21,489
Dec 00        $ 29,199       $ 15,643       $ 17,597
Jun 01        $ 19,973       $ 14,596       $ 14,999
Dec 01        $ 17,127       $ 13,785       $ 13,170
Jun 02        $ 14,152       $ 11,972       $ 10,518
Dec 02        $ 11,840       $ 10,740       $  9,242
Jun 03        $ 13,165       $ 12,002       $ 10,687

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary, due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the first half of 2003, the Growth 20 Fund had solid absolute returns, though its performance slightly lagged that of its broad-based benchmark, the S&P 500 Index. The Fund outperformed during the first quarter, when the overall market declined slightly, then performed more in line with--though below--the broad-based benchmark during the second-quarter rally. The Fund generated a year-to-date return of 11.19% compared to the S&P 500 Index, which generated a year-to-date return of 11.75% as of June 30, 2003.

The market's tone shifted markedly

While we entered the year with a sense of cautious optimism, the beginning of 2003 saw a continuation of the worries that plagued the market over the preceding three years, particularly concerns over the state of the economy and the health of the U.S. consumer. Added to these was the uncertainty surrounding the impending war with Iraq and other geopolitical tensions. Stocks sold off early in the year in response to these factors.

In time, however, a positive reality began to offset these fears. When first-quarter results came in, profit growth proved to be strong. The war in Iraq was doing well. Compounding the impact of this good news were the continued easing of interest rates by the Federal Reserve, acceleration of income tax cuts, and reductions in the tax rates on dividends and capital gains. A weaker U.S. dollar also helped by making our goods more attractive in foreign markets. All together, these conditions helped to spur a sweeping stock market rally, with virtually every market sector producing solid, positive returns during the second quarter and for the six months overall.

Factors in the Fund's performance

The top contributors to the Fund's performance were in the healthcare sector, an area witnessing outstanding growth in revenue and earnings. Demographic trends are doing much to support this sector, as an aging population demands more and better health-related products and services. Other pockets of strength included education and communications technology. The most significant areas of weakness included retail and energy.

In making our investment decisions over the period, we continued to rely heavily on our hands-on, research-intensive investment process, looking for those companies that are leaders in their industries or have the potential to become one. We seek out companies with strong management teams, solid balance sheets, and sensible business models.

Our outlook for growth investing

We continue to believe the environment for improving corporate profitability is providing investors with significant opportunities. As we have in the past, we continue to search out and invest in companies with strong competitive advantages that we believe can generate superior earnings and revenue growth. These stocks don't lead the market every quarter, but we believe this is a rewarding long-term strategy.

We believe the current environment is very similar to that which prevailed in the early 1960s, when low inflation, low interest rates, and moderate economic growth combined to help produce a strong cyclical bull market. We will continue to adhere to our active investment strategy, emphasizing compelling investment themes based on changing demographics, medical advances, and unit growth, which we believe can lead us to sectors with the potential for superior growth over time.

Thank you for your investment in the Strong Growth 20 Fund.

Brandon M. Nelson
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Investor Class
----------------------------------------------
          1-year                        -6.98%

          3-year                       -28.25%

          5-year                         0.05%

          Since Fund Inception           4.69%
          (6-30-97)

Advisor Class/1/
----------------------------------------------
          1-year                        -6.67%

          3-year                       -28.20%

          5-year                        -0.01%

          Since Fund Inception           4.59%
          (6-30-97)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

     The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth Fund
================================================================================

Your Fund's Approach

The Strong Growth Fund seeks capital growth. The Fund focuses, under normal conditions, on stocks of companies that its manager believes have favorable prospects for superior growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. Although the Fund can invest in stocks of any economic sector, at times it may emphasize the consumer cyclicals, healthcare, and technology sectors or other sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The manager may sell a stock when the company's growth prospects become less attractive.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-93 to 6-30-03

                              [CHART APPEARS HERE]

                                                         Lipper
                The Strong                              Multi-Cap
                  Growth            S&P 500           Growth Funds
                   Fund              Index*              Index*
Dec 93         $     10,000      $       10,000      $       10,000
Dec 94         $     11,727      $       10,132      $        9,718
Dec 95         $     16,535      $       13,934      $       12,994
Dec 96         $     19,763      $       17,132      $       15,314
Dec 97         $     23,528      $       22,845      $       18,828
Dec 98         $     29,877      $       29,373      $       23,497
Dec 99         $     52,302      $       35,553      $       34,389
Dec 00         $     47,473      $       32,319      $       30,244
Dec 01         $     31,146      $       28,481      $       22,634
Dec 02         $     23,271      $       22,189      $       15,884
Jun 03         $     26,654      $       24,797      $       18,367

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The first half of 2003 was very much a tale of two quarters. In the first quarter, results were essentially flat, as the markets first continued their sell-off from late 2002, then began to rally toward the second half of March. In the second quarter, however, the equity markets improved sharply, posting their strongest quarter in years. In this environment, the Strong Growth Fund outperformed its benchmark by generating a year-to-date return of 14.53% compared to the S&P 500 Index return of 11.75% as of June 30, 2003.

A strong market rally

While we entered the year with a sense of cautious optimism, the beginning of 2003 saw a continuation of the worries that plagued the market over the preceding three years, particularly concerns over the state of the economy and the health of the U.S. consumer. Added to these was the uncertainty surrounding the impending war with Iraq and other geopolitical tensions.

In time, however, a positive reality began to offset these fears. When first-quarter results came in, profit growth proved to be strong. The war in Iraq was successful and relatively short in duration.

Compounding the impact of this good news was continued easing of interest rates by the Federal Reserve, acceleration of income tax cuts, and reductions in the tax rates on dividends and capital gains.

Finally, improvement in the corporate bond market had significant impact on equities as well; the tightening of yield spreads on corporate debt provided companies with a significant opportunity to improve their balance sheets. Taken all together, these factors helped to spur a sweeping stock market rally, with virtually every market sector producing solid, positive returns.

Changes to the portfolio contributed to performance

The Fund entered 2003 fully invested, with an emphasis on companies and sectors positioned to benefit most strongly from an improving economy. We had taken the opportunity in late 2002 and early 2003 to reduce some of the Fund's weighting in the consumer area, as we saw attractive opportunities to invest in growth stocks in other sectors such as technology and healthcare.

We had also increased our allocation to energy-related stocks, as in our assessment a very tight market for natural gas presented a good growth opportunity for a number of companies. These changes made positive contributions to our results in the first half of the year. Near the end of the six-month period, we shifted some assets back to consumer stocks that we believe offer superior growth prospects going forward.

In making all of these decisions, we relied heavily on our hands-on, research-intensive investment process, seeking out those companies that are leaders in their industries or have the potential to become one. We seek out those companies with strong management teams, solid balance sheets, and sensible business models. Attention to valuations remains an important element of our decision-making process.

Our outlook

We continue to believe the environment for improving corporate profitability is providing investors with significant opportunities. As we have in the past, we continue to search out and invest in companies with strong competitive advantages that can generate superior earnings and revenue growth. These stocks don't lead the market every quarter, but we believe this can be a rewarding long-term strategy.

We believe the current environment is very similar to that which prevailed in the early 1960s, when low inflation, low interest rates, and moderate economic growth combined to help produce a strong cyclical bull market. We will continue to adhere to our active investment strategy, emphasizing compelling investment themes based on changing demographics, medical advances, and unit growth, which we believe can lead us to sectors with the potential for superior growth over time.

Thank you for your investment in the Strong Growth Fund. We appreciate the confidence you've continued to place in us.

Thomas C. Ognar
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Investor Class
----------------------------------------------

          1-year                         0.80%

          3-year                       -22.25%

          5-year                        -0.53%

          Since Fund Inception          10.88%
          (12-31-93)

Institutional Class/2/
----------------------------------------------

          1-year                         1.51%

          3-year                       -21.69%

          5-year                        -0.07%

          Since Fund Inception          11.14%
          (12-31-93)

Advisor Class/3/
----------------------------------------------

          1-year                         0.80%

          3-year                       -22.35%

          5-year                        -0.72%

          Since Fund Inception          10.60%
          (12-31-93)

Class C/1/, /4/
----------------------------------------------

          1-year                        -1.01%

          3-year                       -23.02%

          5-year                        -1.60%

          Since Fund Inception           9.62%
          (12-31-93)

Class K/1/, /5/
----------------------------------------------

          1-year                         1.73%

          3-year                       -22.01%

          5-year                        -0.35%

          Since Fund Inception          10.98%
          (12-31-93)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Institutional Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/4/ The performance of Class C shares prior to 12-26-02 is based on the Fund's Investor Class shares' performance restated for the higher expense ratio of the Class C shares. Please consult a prospectus for information about all share classes. Average annual total returns include a 1.00% contingent deferred sales charge imposed on redemptions made within 12 months of purchase.

/5/ The performance of Class K shares prior to 8-30-02 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                              STRONG BLUE CHIP FUND

                                                   Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Common Stocks 92.5%
Banks - Money Center 4.3%
Citigroup, Inc.                                        184,800   $    7,909,440

Building - Resident/Commercial 10.2%
Centex Corporation                                      59,600        4,636,284
D.R. Horton, Inc.                                      176,700        4,965,270
Lennar Corporation Class A                              69,800        4,990,700
Pulte Homes, Inc.                                       68,700        4,236,042
                                                                 --------------
                                                                     18,828,296

Computer - Local Networks 3.1%
Cisco Systems, Inc. (b)                                343,600        5,734,684

Computer - Manufacturers 3.0%
Dell, Inc. (b)                                         175,300        5,602,588

Computer - Memory Devices 1.9%
EMC Corporation (b)                                    334,000        3,496,980

Computer Software - Desktop 3.3%
Microsoft Corporation                                  238,200        6,100,302

Computer Software - Enterprise 1.5%
Oracle Systems Corporation (b)                         221,900        2,667,238

Diversified Operations 5.3%
AOL Time Warner, Inc. (b)                              255,800        4,115,822
General Electric Company                               197,500        5,664,300
                                                                 --------------
                                                                      9,780,122

Electronics - Semiconductor Manufacturing 4.5%
Analog Devices, Inc. (b)                               137,000        4,770,340
Intel Corporation                                      168,900        3,510,418
                                                                 --------------
                                                                      8,280,758

Finance - Investment Brokers 4.8%
The Goldman Sachs Group, Inc.                           67,600        5,661,500
Lehman Brothers Holdings, Inc.                          48,100        3,197,688
                                                                 --------------
                                                                      8,859,188

Financial Services - Miscellaneous 3.0%
First Data Corporation                                 132,100        5,474,224

Food - Miscellaneous Preparation 2.1%
PepsiCo, Inc.                                           86,100        3,831,450

Insurance - Brokers 2.0%
Marsh & McLennan Companies, Inc.                        71,400        3,646,398

Internet - E*Commerce 6.1%
eBay, Inc. (b)                                          53,900        5,615,302
InterActiveCorp (b)                                    141,300        5,591,241
                                                                 --------------
                                                                     11,206,543

Internet - Internet Service
 Provider/Content 3.3%
Yahoo! Inc. (b)                                        186,300        6,103,188

Medical - Biomedical/Genetics 7.4%
Amgen, Inc. (b)                                         92,700        6,158,988
Gilead Sciences, Inc. (b)                               71,900        3,996,202
Medimmune, Inc. (b)                                     91,800        3,338,766
                                                                 --------------
                                                                     13,493,956

Medical - Ethical Drugs 6.5%
Forest Laboratories, Inc. (b)                          104,700        5,732,325
Pfizer, Inc.                                           182,000        6,215,300
                                                                 --------------
                                                                     11,947,625

Medical - Generic Drugs 3.1%
Teva Pharmaceutical Industries, Ltd. ADR               101,500        5,778,395

Medical - Products 4.3%
Boston Scientific Corporation (b)                       72,700        4,441,970
St. Jude Medical, Inc. (b)                              60,800        3,496,000
                                                                 --------------
                                                                      7,937,970

Medical - Wholesale
 Drugs/Sundries 2.1%
AmerisourceBergen Corporation                           54,100        3,751,835

Oil & Gas - Field Services 1.8%
Schlumberger, Ltd.                                      70,500        3,353,685

Oil & Gas - United States
 Exploration & Production 1.0%
Burlington Resources, Inc.                              32,000        1,730,240

Retail/Wholesale - Building
 Products 2.6%
The Home Depot, Inc.                                    71,500        2,368,080
Lowe's Companies, Inc.                                  56,700        2,435,265
                                                                 --------------
                                                                      4,803,345

Telecommunications - Cellular 3.8%
Nextel Communications, Inc. Class A (b)                382,000        6,906,560

Tobacco - 1.5%
Altria Group, Inc.                                      61,500        2,794,560
-------------------------------------------------------------------------------
Total Common Stocks (Cost $150,006,192)                             170,019,570
-------------------------------------------------------------------------------
Short-Term Investments (a) 7.9%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $13,100,437); Collateralized by: United
 States Government & Agency Issues (c)            $ 13,100,000       13,100,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,476,031); Collateralized by: United
 States Government & Agency Issues (c)               1,476,000        1,476,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $14,576,000)                      14,576,000
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $164,582,192) 100.4%                                          184,595,570
Other Assets & Liabilities, Net (0.4%)                                 (777,825)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  183,817,745
===============================================================================

                              STRONG DISCOVERY FUND

                                                   Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Common Stocks 98.5%
Auto/Truck - Original Equipment 1.2%
Eaton Corporation                                       22,300   $    1,753,003

Banks - Northeast 1.2%
Mercantile Bankshares Corporation                       43,515        1,713,621

-------------------------------------------------------------------------------

                                                   Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Beverages - Soft Drinks 0.7%
Cott Corporation (b)                                    49,390   $    1,021,879

Building - Mobile/Manufacturers & RV 0.4%
Champion Enterprises, Inc. (b)                         117,500          608,650

Chemicals - Fertilizers 0.7%
Agrium, Inc.                                            98,165        1,075,888

Commercial - Leasing Companies 0.6%
Ryder Systems, Inc.                                     32,900          842,898

Commercial Services - Advertising 1.6%
Lamar Advertising Company (b)                           67,730        2,384,773

Commercial Services - Business
 Services 0.7%
The Advisory Board Company (b)                          26,700        1,081,884

Commercial Services - Miscellaneous 0.4%
Corporate Executive Board Company (b)                   12,700          514,731

Commercial Services - Schools 1.4%
Career Education Corporation (b)                        31,000        2,121,020

Commercial Services - Staffing 1.1%
kforce.com, Inc. (b)                                       400            1,932
Monster Worldwide, Inc. (b)                             84,910        1,675,274
                                                                 --------------
                                                                      1,677,206

Computer - Integrated Systems 0.5%
Symbol Technologies, Inc.                               53,500          696,035

Computer - Local Networks 1.0%
Juniper Networks, Inc. (b)                             116,400        1,439,868

Computer Software - Desktop 0.8%
Adobe Systems, Inc.                                     37,460        1,201,342

Computer Software - Enterprise 1.9%
Mercury Interactive Corporation (b)                     49,135        1,897,102
Siebel Systems, Inc. (b)                                96,100          916,794
                                                                 --------------
                                                                      2,813,896

Computer Software - Financial 0.7%
Sungard Data Systems, Inc. (b)                          40,400        1,046,764

Computer Software - Security 1.1%
Symantec Corporation (b)                                36,670        1,608,346

Consumer Products - Miscellaneous 0.5%
Select Comfort Corporation (b)                          43,600          717,220

Diversified Operations 1.8%
Alleghany Corporation (b)                                8,423        1,608,793
Wesco Financial Corporation                              3,481        1,086,072
                                                                 --------------
                                                                      2,694,865

Electrical - Equipment 0.8%
Regal-Beloit Corporation                                57,460        1,097,486

Electronics - Semiconductor
 Equipment 3.9%
ChipPAC, Inc. Class A (b)                              204,200        1,566,214
Cymer, Inc. (b)                                         34,900        1,101,444

KLA-Tencor Corporation (b)                              48,750        2,266,388
Novellus Systems, Inc. (b)                              20,600          754,393
                                                                 --------------
                                                                      5,688,439

Electronics - Semiconductor
 Manufacturing 5.6%
Altera Corporation (b)                                  81,400        1,334,960
Applied Micro Circuits Corporation (b)                 144,500          874,225
Intersil Holding Corporation Class A (b)                73,600        1,958,496
Microchip Technology, Inc.                              44,250        1,089,877
Micron Technology, Inc. (b)                             73,700          857,131
Semtech Corporation (b)                                 74,800        1,065,152
Xilinx, Inc. (b)                                        40,900        1,035,179
                                                                 --------------
                                                                      8,215,020

Finance - Consumer/Commercial Loans 0.5%
Providian Financial Corporation (b)                     73,500          680,610

Finance - Equity REIT 0.5%
Vornado Realty Trust                                    16,975          740,110

Finance - Investment Brokers 1.0%
Legg Mason, Inc.                                        21,500        1,396,425

Finance - Investment Management 1.6%
Neuberger Berman, Inc.                                  42,100        1,680,211
SEI Investments Company                                 19,210          614,720
                                                                 --------------
                                                                      2,294,931

Finance - Publicly Traded Investment
 Funds-Equity (Non 40 Act) 0.0%
Biotech Holders Trust                                       70            8,628

Financial Services - Miscellaneous 0.9%
Investors Financial Services Corporation                42,800        1,241,628

Food - Meat Products 0.2%
Seaboard Corporation                                     1,177          243,639

Household - Audio/Video 0.7%
Harman International Industries, Inc.                   12,155          961,947

Household - Office Furniture 0.2%
Furniture Brands International, Inc. (b)                13,800          360,180

Insurance - Property/Casualty/Title 1.5%
Erie Indemnity Company Class A                          16,900          697,125
White Mountains Insurance Group, Ltd.                    3,650        1,441,750
                                                                 --------------
                                                                      2,138,875

Internet - E*Commerce 1.0%
Priceline.com, Inc. (b)                                 62,338        1,391,392

Internet - Software 0.8%
BEA Systems, Inc. (b)                                  103,520        1,124,227

Leisure - Gaming 0.7%
Harrah's Entertainment, Inc. (b)                        25,430        1,023,303

Leisure - Hotels & Motels 1.9%
Hilton Hotels Corporation                              105,120        1,344,485
Starwood Hotels & Resorts Worldwide, Inc.               50,800        1,452,372
                                                                 --------------
                                                                      2,796,857

Leisure - Movies & Related 0.8%
Regal Entertainment Group Class A                       52,100        1,228,518

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                        STRONG DISCOVERY FUND (continued)

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Leisure - Services 3.5%
International Speedway Corporation Class A              26,800   $    1,058,868
Royal Caribbean Cruises, Ltd.                          137,630        3,187,511
Vail Resorts, Inc. (b)                                  63,640          857,231
                                                                 --------------
                                                                      5,103,610

Leisure - Toys/Games/Hobby 0.7%
Leapfrog Enterprises, Inc. Class A (b)                  34,100        1,084,721

Machinery - Construction/Mining 1.2%
JLG Industries, Inc.                                   124,800          848,640
Terex Corporation (b)                                   44,100          860,832
                                                                 --------------
                                                                      1,709,472

Machinery - General Industrial 2.0%
Sauer-Danfoss, Inc.                                     47,210          507,507
Tennant Company                                         22,500          826,875
UNOVA, Inc. (b)                                        145,300        1,612,830
                                                                 --------------
                                                                      2,947,212

Media - Newspapers 3.0%
Lee Enterprises, Inc.                                   29,850        1,120,271
The E.W. Scripps Company Class A                        37,455        3,323,008
                                                                 --------------
                                                                      4,443,279

Media - Radio/TV 5.7%
Cox Radio, Inc. Class A (b)                             18,200          420,602
Emmis Broadcasting Corporation Class A (b)             140,800        3,231,360
LIN TV Corporation (b)                                  61,470        1,447,618
Spanish Broadcasting System, Inc. Class A (b)           95,000          774,250
Univision Communications, Inc. Class A (b)              62,690        1,905,776
Westwood One, Inc. (b)                                  18,400          624,312
                                                                 --------------
                                                                      8,403,918

Medical - Biomedical/Genetics 5.4%
Amylin Pharmaceuticals, Inc. (b)                        11,700          256,113
Digene Corporation (b)                                  28,600          778,778
Genzyme Corporation (b)                                 44,040        1,840,872
Gilead Sciences, Inc. (b)                               18,410        1,023,228
IDEC Pharmaceuticals Corporation (b)                    56,000        1,904,000
Millennium Pharmaceuticals, Inc. (b)                   130,610        2,054,495
                                                                 --------------
                                                                      7,857,486

Medical - Ethical Drugs 1.5%
Medicis Pharmaceutical Corporation Class A              40,800        2,313,360

Medical - Generic Drugs 0.8%
Watson Pharmaceuticals, Inc. (b)                        27,200        1,098,064

Medical - Health Maintenance
 Organizations 1.0%
Mid Atlantic Medical Services, Inc. (b)                 29,000        1,516,700

Medical - Hospitals 1.2%
Community Health Systems, Inc. (b)                      93,760        1,821,757

Medical - Products 3.4%
C.R. Bard, Inc.                                         26,500        1,889,715
Edwards Lifesciences Corporation (b)                    23,300          748,862
INAMED Corporation (b)                                  20,700        1,111,383
Viasys Healthcare, Inc. (b)                              4,000           82,800
Zimmer Holdings, Inc. (b)                               26,900        1,211,845
                                                                 --------------
                                                                      5,044,605

Medical - Wholesale Drugs/Sundries 0.5%
AmerisourceBergen Corporation                           11,570          802,380

Medical/Dental - Services 0.4%
Caremark Rx, Inc. (b)                                   20,500          526,440

Medical/Dental - Supplies 1.5%
Dentsply International, Inc.                            53,400        2,184,060

Metal Ores - Gold/Silver 0.7%
Apex Silver Mines, Ltd. (b)                             64,671          953,897

Mining - Gems 0.4%
Pan American Silver Corporation (b)                     83,143          586,158

Oil & Gas - Drilling 2.5%
GlobalSantaFe Corporation                               38,700          903,258
Nabors Industries, Ltd. (b)                             26,440        1,045,702
Patterson Utility Energy, Inc. (b)                      29,000          939,600
Transocean, Inc. (b)                                    35,800          786,526
                                                                 --------------
                                                                      3,675,086

Oil & Gas - Machinery/Equipment 1.7%
Grant Prideco, Inc. (b)                                 62,200          730,850
Weatherford International, Ltd. (b)                     42,535        1,782,216
                                                                 --------------
                                                                      2,513,066

Oil & Gas - United States Exploration &
 Production 1.2%
Pioneer Natural Resources Company (b)                   30,470          795,267
XTO Energy, Inc.                                        47,500          955,225
                                                                 --------------
                                                                      1,750,492

Paper & Paper Products 0.9%
Domtar, Inc. (d)                                       116,090        1,282,795

Retail - Apparel/Shoe 5.8%
Abercrombie & Fitch Company Class A (b)                 56,300        1,599,483
Coach, Inc. (b)                                         22,800        1,134,072
The Finish Line, Inc. Class A (b)                       87,159        1,935,801
Gadzooks, Inc. (b)                                     118,893          675,312
Too, Inc. (b)                                           63,810        1,292,152
Urban Outfitters, Inc. (b)                              50,700        1,820,130
                                                                 --------------
                                                                      8,456,950

Retail - Home Furnishings 0.5%
The Bombay Company, Inc. (b)                            74,597          792,966

Retail - Miscellaneous/Diversified 1.2%
PETsMART, Inc. (b)                                     108,798        1,813,663

Retail - Restaurants 3.4%
O'Charley's, Inc. (b)                                   43,500          936,555
P.F. Chang's China Bistro, Inc. (b)                     16,510          812,457
Panera Bread Company Class A (b)                        59,120        2,364,800
Sonic Corporation (b)                                   35,600          905,308
                                                                 --------------
                                                                      5,019,120

Retail/Wholesale - Auto Parts 1.0%
CarMax, Inc. (b)                                        24,800          747,720
O'Reilly Automotive, Inc. (b)                           22,200          741,258
                                                                 --------------
                                                                      1,488,978

Telecommunications - Equipment 2.9%
Adtran, Inc. (b)                                        14,950          766,786
Advanced Fibre Communications, Inc. (b)                 69,840        1,136,297
Avaya, Inc. (b)                                        137,700          889,542
Corning, Inc. (b)                                      194,000        1,433,660
                                                                 --------------
                                                                      4,226,285

Transportation - Airline 1.4%
AirTran Holdings, Inc. (b)                             156,900        1,642,743
Delta Air Lines, Inc.                                   26,400          387,552
                                                                 --------------
                                                                      2,030,295

Transportation - Truck 0.7%
Heartland Express, Inc. (b)                             45,620        1,015,045

-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Trucks & Parts - Heavy Duty 1.5%
Navistar International Corporation (b)                  68,975   $    2,250,654
-------------------------------------------------------------------------------
Total Common Stocks (Cost $132,265,859)                             144,358,618
-------------------------------------------------------------------------------
Short-Term Investments (a) 17.9%
Collateral Received for Securities
 Lending (f) 9.3%
Money Market Funds 6.3%
Deutsche Daily Assets Fund -
 Institutional Class                                 9,216,967        9,216,967

Repurchase Agreements 3.0%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase
 proceeds $1,466,563); Collateralized by:
 United States Government &
 Agency Issues                                    $  1,466,508        1,466,508
Goldman, Sachs and Company (Dated
 6/30/03), 1.22%, Due 7/01/03
 (Repurchase proceeds $1,466,558);
 Collateralized by: United States
 Government & Agency Issues                          1,466,508        1,466,508
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase
 proceeds $1,466,563); Collateralized by:
 United States Government &
 Agency Issues                                       1,466,508        1,466,508
                                                                 --------------
                                                                      4,399,524
                                                                 --------------
Total Collateral Received for Securities
 Lending                                                             13,616,491

Repurchase Agreements 8.6%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $10,600,353); Collateralized by: United
 States Government & Agency Issues (c)              10,600,000       10,600,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $2,038,842); Collateralized by: United
 States Government & Agency Issues (c)               2,038,800        2,038,800
                                                                 --------------
Total Repurchase Agreements                                          12,638,800
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $26,255,291)                      26,255,291
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $158,521,150) 116.4%                                          170,613,909
Other Assets and Liabilities, Net (16.4%)                           (24,003,235)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  146,610,674
===============================================================================

                              STRONG ENDEAVOR FUND

                                                 Shares or
                                                 Principal           Value
                                                   Amount           (Note 2)
-------------------------------------------------------------------------------
Common Stocks 99.1%
Auto/Truck - Original Equipment 1.5%
Eaton Corporation                                          950   $       74,680

Banks - Money Center 4.1%
Citigroup, Inc.                                          4,800          205,440

Beverages - Soft Drinks 2.0%
The Coca-Cola Company                                    2,145           99,549

Commercial Services - Advertising 0.5%
Lamar Advertising Company (b)                              640           22,534

Commercial Services - Schools 1.0%
Apollo Group, Inc. Class A (b)                             400           24,704
Career Education Corporation (b)                           390           26,684
                                                                 --------------
                                                                         51,388

Computer - Local Networks 2.8%
Cisco Systems, Inc. (b)                                  8,515          142,115

Computer - Manufacturers 1.5%
Dell, Inc. (b)                                           2,370           75,745

Computer - Services 0.4%
International Business Machines Corporation                260           21,450

Computer Software - Desktop 3.5%
Microsoft Corporation                                    6,780          173,636

Computer Software -
 Education/Entertainment 1.1%
Electronic Arts, Inc. (b)                                  770           56,972

Computer Software - Enterprise 4.9%
SAP AG Sponsored ADR                                     2,195           64,138
Siebel Systems, Inc. (b)                                 3,160           30,146
VERITAS Software Corporation (b)                         5,300          151,951
                                                                 --------------
                                                                        246,235

Computer Software - Security 0.9%
Symantec Corporation (b)                                 1,050           46,053

Diversified Operations 10.2%
AOL Time Warner, Inc. (b)                               16,165          260,095
Tyco International, Ltd.                                13,175          250,061
                                                                 --------------
                                                                        510,156

Electronics - Semiconductor Equipment 0.7%
Applied Materials, Inc. (b)                              2,250           35,685

Electronics - Semiconductor
 Manufacturing 8.1%
Intel Corporation                                       10,520          218,648
Linear Technology Corporation                              720           23,191
Maxim Integrated Products, Inc.                          2,290           78,295
Microchip Technology, Inc.                               2,520           62,068
Micron Technology, Inc. (b)                              1,760           20,469
                                                                 --------------
                                                                        402,671

Finance - Consumer/Commercial Loans 1.0%
SLM Corporation                                          1,215           47,592

Finance - Investment Brokers 1.0%
Lehman Brothers Holdings, Inc.                             760           50,525

Finance - Publicly Traded Investment Funds -
 Equity (Non 40 Act) 2.1%
Biotech Holders Trust                                      230           28,348
Pharmaceutical Holders Trust                               930           75,237
                                                                 --------------
                                                                        103,585

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                        STRONG ENDEAVOR FUND (continued)

                                                    Shares or
                                                    Principal           Value
                                                     Amount           (Note 2)
-------------------------------------------------------------------------------

Financial Services - Miscellaneous 3.1%
American Express Company                                   530   $       22,159
First Data Corporation                                   3,225          133,644
                                                                 --------------
                                                                        155,803

Insurance - Diversified 2.1%
American International Group, Inc.                       1,900          104,842

Internet - E*Commerce 2.3%
eBay, Inc. (b)                                           1,080          112,514

Internet - Internet Service
 Provider/Content 2.7%
Yahoo! Inc. (b)                                          4,100          134,316

Leisure - Services 5.4%
The Walt Disney Company                                  3,465           68,434
Royal Caribbean Cruises, Ltd.                            8,760          202,882
                                                                 --------------
                                                                        271,316

Media - Cable TV 0.7%
EchoStar Communications Corporation
 Class A (b)                                              940           32,543

Media - Newspapers 2.1%
The E.W. Scripps Company Class A                         1,185          105,133

Media - Radio/TV 2.5%
Univision Communications, Inc. Class A (b)               2,000           60,800
Viacom, Inc. Class B (b)                                 1,440           62,870
                                                                 --------------
                                                                        123,670

Medical - Biomedical/Genetics 3.7%
Amgen, Inc. (b)                                          1,350           89,694
Genzyme Corporation (b)                                    510           21,318
Gilead Sciences, Inc. (b)                                  440           24,455
IDEC Pharmaceuticals Corporation (b)                     1,420           48,280
                                                                 --------------
                                                                        183,747

Medical - Drug/Diversified 1.3%
Johnson & Johnson                                        1,300           67,210

Medical - Ethical Drugs 7.2%
Medicis Pharmaceutical Corporation Class A               1,170           66,339
Merck & Company, Inc.                                    1,690          102,329
Pfizer, Inc.                                             5,544          189,328
                                                                 --------------
                                                                        357,996

Medical - Generic Drugs 1.3%
Teva Pharmaceutical Industries, Ltd. ADR                 1,100           62,623

Medical - Health Maintenance
 Organizations 1.1%
Anthem, Inc. (b)                                           730           56,320

Medical - Products 2.2%
Boston Scientific Corporation (b)                          610           37,271
Medtronic, Inc.                                          1,560           74,833
                                                                 --------------
                                                                        112,104

Oil & Gas - Drilling 0.8%
Transocean, Inc. (b)                                     1,810           39,766

Oil & Gas - Field Services 0.5%
Schlumberger, Ltd.                                         505           24,023

Retail - Home Furnishings 0.3%
Bed Bath & Beyond, Inc. (b)                                350           13,583

Retail - Major Discount Chains 1.2%
Target Corporation                                       1,535           58,084

Retail - Restaurants 1.8%
McDonald's Corporation                                   2,390           52,723
Panera Bread Company Class A (b)                           950           38,000
                                                                 --------------
                                                                         90,723

Retail/Wholesale - Auto Parts 0.9%
AutoZone, Inc. (b)                                         590           44,822

Retail/Wholesale - Building Products 2.2%
The Home Depot, Inc.                                     1,630           53,986
Lowe's Companies, Inc.                                   1,250           53,688
                                                                 --------------
                                                                        107,674

Telecommunications - Equipment 5.4%
Alcatel SA ADR (b)                                      10,895           97,510
Corning, Inc. (b)                                       13,180           97,400
Nokia Corporation Sponsored ADR                          4,385           72,046
                                                                 --------------
                                                                        266,956

Trucks & Parts - Heavy Duty 1.0%
Navistar International Corporation (b)                   1,460           47,640
-------------------------------------------------------------------------------
Total Common Stocks (Cost $4,487,185)                                 4,939,419
-------------------------------------------------------------------------------
Short-Term Investments (a) 1.3%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds $62,301);
 Collateralized by: United States Government
 & Agency Issues (c)                              $     62,300           62,300
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $62,300)                              62,300
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $4,549,485) 100.4%                                              5,001,719
Other Assets and Liabilities, Net (0.4%)                                (17,492)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $    4,984,227
===============================================================================

                          STRONG LARGE CAP GROWTH FUND

                                                   Shares or
                                                   Principal          Value
                                                     Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 99.7%
Aerospace - Defense 0.5%
Lockheed Martin Corporation                             65,000   $    3,092,050

Banks - Money Center 3.1%
Bank of America Corporation                             70,000        5,532,100
Citigroup, Inc.                                        240,000       10,272,000
J.P. Morgan Chase & Company                            130,000        4,443,400
                                                                 --------------
                                                                     20,247,500

Beverages - Alcoholic 0.4%
Anheuser-Busch Companies, Inc.                          50,000        2,552,500

Building - Construction
 Products/Miscellaneous 0.1%
Masco Corporation                                       30,000          715,500

Chemicals - Basic 0.7%
The Dow Chemical Company                                40,000        1,238,400
PPG Industries, Inc.                                    65,000        3,298,100
                                                                 --------------
                                                                      4,536,500

-------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Chemicals - Specialty 0.1%
Praxair, Inc.                                           10,000   $      601,000

Commercial Services - Advertising 1.3%
Omnicom Group, Inc.                                    115,000        8,245,500

Commercial Services - Miscellaneous 0.3%
Paychex, Inc.                                           75,000        2,198,250

Commercial Services - Schools 0.6%
Apollo Group, Inc. Class A (b)                          65,000        4,014,400

Computer - Local Networks 4.8%
Cisco Systems, Inc. (b)                              1,130,000       18,859,700
Juniper Networks, Inc. (b)                             730,000        9,030,100
QLogic Corporation (b)                                  70,000        3,383,100
                                                                 --------------
                                                                     31,272,900

Computer - Manufacturers 2.6%
Dell, Inc. (b)                                         435,000       13,902,600
Sun Microsystems, Inc. (b)                             600,000        2,760,000
                                                                 --------------
                                                                     16,662,600

Computer - Memory Devices 1.8%
EMC Corporation (b)                                    895,000        9,370,650
Network Appliance, Inc. (b)                            140,000        2,269,400
                                                                 --------------
                                                                     11,640,050
Computer - Services 0.5%
International Business Machines Corporation             40,000        3,300,000

Computer Software - Desktop 3.0%
Microsoft Corporation                                  750,000       19,207,500

Computer Software - Enterprise 3.1%
Oracle Systems Corporation (b)                         550,000        6,611,000
SAP AG Sponsored ADR                                    85,000        2,483,700
Siebel Systems, Inc. (b)                               665,000        6,344,100
VERITAS Software Corporation (b)                       170,000        4,873,900
                                                                 --------------
                                                                     20,312,700

Cosmetics - Personal Care 0.2%
Colgate Palmolive Company                               25,000        1,448,750

Diversified Operations 4.0%
AOL Time Warner, Inc. (b)                              415,000        6,677,350
General Electric Company                               525,000       15,057,000
3M Co.                                                  20,000        2,579,600
United Technologies Corporation                         25,000        1,770,750
                                                                 --------------
                                                                     26,084,700

Electronics - Semiconductor
 Equipment 1.8%
Applied Materials, Inc. (b)                            340,000        5,392,400
KLA-Tencor Corporation (b)                              95,000        4,416,550
Novellus Systems, Inc. (b)                              60,000        2,197,260
                                                                 --------------
                                                                     12,006,210

Electronics - Semiconductor
 Manufacturing 8.4%
Analog Devices, Inc. (b)                               285,000        9,923,700
Applied Micro Circuits Corporation (b)                 200,000        1,210,000
Broadcom Corporation Class A (b)                       370,000        9,216,700
Intel Corporation                                      910,000       18,913,440
Micron Technology, Inc. (b)                            270,000        3,140,100
PMC-Sierra, Inc. (b)                                   140,000        1,642,200

Taiwan Semiconductor Manufacturing
 Company, Ltd. Sponsored ADR (b)                       550,000        5,544,000
Texas Instruments, Inc.                                290,000        5,104,000
                                                                 --------------
                                                                     54,694,140

Finance - Consumer/Commercial Loans 1.4%
Capital One Financial Corporation                      110,000        5,409,800
SLM Corporation                                         90,000        3,525,300
                                                                 --------------
                                                                      8,935,100

Finance - Investment Brokers 1.4%
The Goldman Sachs Group, Inc.                           50,000        4,187,500
Lehman Brothers Holdings, Inc.                          45,000        2,991,600
Merrill Lynch & Company, Inc.                           35,000        1,633,800
                                                                 --------------
                                                                      8,812,900

Financial Services - Miscellaneous 2.4%
American Express Company                               190,000        7,943,900
First Data Corporation                                 115,000        4,765,600
Fiserv, Inc. (b)                                        75,000        2,670,750
                                                                 --------------
                                                                     15,380,250

Food - Miscellaneous Preparation 0.5%
PepsiCo, Inc.                                           75,000        3,337,500

Insurance - Diversified 0.5%
John Hancock Financial Services, Inc.                   55,000        1,690,150
Principal Financial Group, Inc.                         50,000        1,612,500
                                                                 --------------
                                                                      3,302,650

Internet - E*Commerce 2.8%
Amazon.com, Inc. (b)                                   120,000        4,378,800
eBay, Inc. (b)                                          55,000        5,729,900
InterActiveCorp (b)                                    205,000        8,111,850
                                                                 --------------
                                                                     18,220,550

Internet - Internet Service
 Provider/Content 0.8%
Yahoo! Inc. (b)                                        150,000        4,914,000

Leisure - Gaming 0.6%
International Game Technology                           25,000        2,558,250
Wynn Resorts, Ltd. (b)                                  85,000        1,503,650
                                                                 --------------
                                                                      4,061,900

Leisure - Hotels & Motels 0.4%
Starwood Hotels & Resorts Worldwide, Inc.               90,000        2,573,100

Leisure - Products 0.3%
Harley-Davidson, Inc.                                   45,000        1,793,700

Machinery - General Industrial 0.4%
Ingersoll-Rand Company Class A                          50,000        2,366,000

Media - Cable TV 1.3%
EchoStar Communications Corporation
 Class A (b)                                           195,000        6,750,900
General Motors Corporation Class H (b)                 140,000        1,793,400
                                                                 --------------
                                                                      8,544,300

Media - Radio/TV 2.2%
Clear Channel Communications, Inc. (b)                  95,000        4,027,050
Univision Communications, Inc. Class A (b)              80,000        2,432,000
Viacom, Inc. Class B (b)                               175,000        7,640,500
                                                                 --------------
                                                                     14,099,550

Medical - Biomedical/Genetics 4.6%
Amgen, Inc. (b)                                        150,000        9,966,000
Genentech, Inc. (b)                                     30,000        2,163,600
Genzyme Corporation (b)                                185,000        7,733,000
Gilead Sciences, Inc. (b)                              155,000        8,614,900
Medimmune, Inc. (b)                                     45,000        1,636,650
                                                                 --------------
                                                                     30,114,150

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                    STRONG LARGE CAP GROWTH FUND (continued)

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Medical - Drug/Diversified 1.8%
Abbott Laboratories                                    115,000   $    5,032,400
Johnson & Johnson                                      130,000        6,721,000
                                                                 --------------
                                                                     11,753,400

Medical - Ethical Drugs 8.3%
Allergan, Inc.                                          20,000        1,542,000
Forest Laboratories, Inc. (b)                          135,000        7,391,250
Eli Lilly & Company                                     20,000        1,379,400
Merck & Company, Inc.                                  100,000        6,055,000
Pfizer, Inc.                                           970,000       33,125,500
Wyeth                                                  100,000        4,555,000
                                                                 --------------
                                                                     54,048,150

Medical - Generic Drugs 0.8%
Teva Pharmaceutical Industries, Ltd. ADR                90,000        5,123,700

Medical - Health Maintenance
 Organizations 0.8%
Aetna, Inc.                                             90,000        5,418,000

Medical - Products 3.0%
Alcon, Inc.                                             35,000        1,599,500
Boston Scientific Corporation (b)                      210,000       12,831,000
Medtronic, Inc.                                        105,000        5,036,850
                                                                 --------------
                                                                     19,467,350

Medical - Wholesale Drugs/Sundries 0.9%
AmerisourceBergen Corporation                           40,000        2,774,000
Cardinal Health, Inc.                                   50,000        3,215,000
                                                                 --------------
                                                                      5,989,000

Medical/Dental - Services 0.4%
Quest Diagnostics, Inc. (b)                             40,000        2,552,000

Metal Ores - Gold/Silver 0.5%
Newmont Mining Corporation Holding
 Company                                                90,000        2,921,400

Metal Ores - Miscellaneous 0.5%
Alcan, Inc.                                             30,000          938,700
Alcoa, Inc.                                             80,000        2,040,000
                                                                 --------------
                                                                      2,978,700

Metal Products - Fasteners 0.2%
Illinois Tool Works, Inc.                               20,000        1,317,000

Oil & Gas - Drilling 0.7%
ENSCO International, Inc.                               80,000        2,152,000
Nabors Industries, Ltd. (b)                             65,000        2,570,750
                                                                 --------------
                                                                      4,722,750

Oil & Gas - Machinery/Equipment 0.7%
Smith International, Inc. (b)                           65,000        2,388,100
Weatherford International, Ltd. (b)                     55,000        2,304,500
                                                                 --------------
                                                                      4,692,600

Oil & Gas - United States Exploration &
 Production 0.8%
Apache Corporation                                      25,000        1,626,500
Burlington Resources, Inc.                              35,000        1,892,450
Occidental Petroleum Corporation                        50,000        1,677,500
                                                                 --------------
                                                                      5,196,450

Retail - Consumer Electronics 0.2%
Best Buy Company, Inc. (b)                              30,000        1,317,600

Retail - Department Stores 1.0%
Kohl's Corporation (b)                                 115,000        5,908,700

Retail - Discount & Variety 0.7%
Dollar Tree Stores, Inc. (b)                           145,000        4,600,850

Retail - Drug Stores 0.2%
Walgreen Company                                        53,000        1,595,300

Retail - Home Furnishings 0.4%
Bed Bath & Beyond, Inc. (b)                             60,000        2,328,600

Retail - Major Discount Chains 1.9%
Family Dollar Stores, Inc.                             100,000        3,815,000
Target Corporation                                     165,000        6,243,600
Wal-Mart Stores, Inc.                                   40,000        2,146,800
                                                                 --------------
                                                                     12,205,400

Retail - Restaurants 0.2%
Starbucks Corporation (b)                               65,000        1,593,800

Retail/Wholesale - Building Products 3.0%
The Home Depot, Inc.                                   485,000       16,063,200
Lowe's Companies, Inc.                                  75,000        3,221,250
                                                                 --------------
                                                                     19,284,450

Soap & Cleaning Preparations 1.8%
The Procter & Gamble Company                           130,000       11,593,400

Steel - Producers 1.0%
Nucor Corporation                                      140,000        6,839,000

Telecommunications - Cellular 3.0%
AT&T Wireless Services, Inc. (b)                       385,000        3,160,850
Nextel Communications, Inc. Class A (b)                415,000        7,503,200
Sprint Corporation - PCS Group (b)                     175,000        1,006,250
Vodafone Group PLC Sponsored ADR                       375,000        7,368,750
                                                                 --------------
                                                                     19,039,050

Telecommunications - Equipment 8.2%
Alcatel SA ADR (b)                                     220,000        1,969,000
Corning, Inc. (b)                                    2,510,000       18,548,900
JDS Uniphase Corporation (b)                         3,010,000       10,565,100
Lucent Technologies, Inc. (b)                        2,000,000        4,060,000
Nokia Corporation Sponsored ADR                        465,000        7,639,950
Nortel Networks Corporation (b)                      3,330,000        8,991,000
UTStarcom, Inc. (b)                                     45,000        1,600,650
                                                                 --------------
                                                                     53,374,600

Transportation - Air Freight 0.3%
FedEx Corporation                                       35,000        2,171,050

Trucks & Parts - Heavy Duty 0.2%
PACCAR, Inc.                                            20,000        1,351,200

Utility - Electric Power 1.3%
American Electric Power Company, Inc.                  145,000        4,325,350
Calpine Corporation (b)                                300,000        1,980,000
PPL Corporation                                         25,000        1,075,000
The Southern Company                                    35,000        1,090,600
                                                                 --------------
                                                                      8,470,950
-------------------------------------------------------------------------------
Total Common Stocks (Cost $551,142,117)                             647,142,850
-------------------------------------------------------------------------------
Short-Term Investments (a) 6.4%
Collateral Received for Securities
 Lending (f) 4.4%
Money Market Funds 3.0%
Deutsche Daily Assets Fund - Institutional
 Class                                              19,292,015       19,292,015

-------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Repurchase Agreements 1.4%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $3,069,661); Collateralized by: United
 States Government & Agency Issues                $  3,069,545   $    3,069,545
Goldman, Sachs and Company (Dated
 6/30/03), 1.22%, Due 7/01/03 (Repurchase
 proceeds $3,069,649); Collateralized by:
 United States Government & Agency Issues            3,069,545        3,069,545
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $3,069,661); Collateralized by: United
 States Government & Agency Issues                   3,069,545        3,069,545
                                                                 --------------
                                                                      9,208,635
                                                                 --------------
Total Collateral Received for Securities
 Lending                                                             28,500,650

Repurchase Agreements 1.9%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $8,200,273); Collateralized by: United
 States Government & Agency Issues (c)               8,200,000        8,200,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $3,990,583); Collateralized by: United
 States Government & Agency Issues (c)               3,990,500        3,990,500
                                                                 --------------
Total Repurchase Agreements                                          12,190,500

United States Government Issues 0.1%
United States Treasury Bills,
 Due 7/17/03 thru 8/14/03 (e)                        1,050,000        1,049,379
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $41,740,271)                      41,740,529
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $592,882,388) 106.1%                                         688,883,379
Other Assets & Liabilities, Net (6.1%)                              (39,719,303)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  649,164,076
===============================================================================

FUTURES
-------------------------------------------------------------------------------
                                                  Underlying       Unrealized
                                 Expiration      Face Amount     Appreciation/
                                    Date           at Value      (Depreciation)
-------------------------------------------------------------------------------
Purchased:
55 Nasdaq 100 Futures               9/03          $  6,624,750   $     (185,280)

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                   Contracts        Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                  --   $           --
Options written during the period                          900          798,276
Options closed                                              --               --
Options expired                                           (900)        (798,276)
Options exercised                                           --               --
                                                  ------------   --------------
Options outstanding at end of period                        --   $           --
                                                  ============   ==============

                        STRONG LARGE COMPANY GROWTH FUND

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 92.6%
Banks - Money Center 4.2%
The Bank of New York Company, Inc.                      23,500   $      675,625
Citigroup, Inc.                                         17,400          744,720
                                                                 --------------
                                                                      1,420,345

Beverages - Alcoholic 1.9%
Anheuser-Busch Companies, Inc.                          12,500          638,125

Computer - Local Networks 2.6%
Cisco Systems, Inc. (b)                                 51,700          862,873

Computer - Manufacturers 1.5%
Dell, Inc. (b)                                          15,500          495,380

Computer - Services 3.4%
Amdocs, Ltd. (b)                                        26,500          636,000
International Business Machines Corporation              6,000          495,000
                                                                 --------------
                                                                      1,131,000

Computer Software - Desktop 3.4%
Microsoft Corporation                                   44,500        1,139,645

Computer Software - Enterprise 1.9%
Oracle Systems Corporation (b)                          52,900          635,858

Cosmetics - Personal Care 1.9%
Colgate Palmolive Company                               11,200          649,040

Diversified Operations 4.9%
General Electric Company                                57,000        1,634,760

Electronics - Measuring Instruments 1.6%
Cognex Corporation (b)                                  24,400          545,340

Electronics - Military Systems 1.5%
L-3 Communications Corporation (b)                      11,300          491,437

Electronics - Parts Distributors 1.6%
W.W. Grainger, Inc.                                     11,600          542,416

Electronics - Semiconductor Equipment 1.6%
Novellus Systems, Inc. (b)                              15,000          549,315

Electronics - Semiconductor
 Manufacturing 5.2%
Analog Devices, Inc. (b)                                14,100          490,962
Intel Corporation                                       28,700          596,501
Linear Technology Corporation                           20,800          669,968
                                                                 --------------
                                                                      1,757,431

Finance - Mortgage & Related Services 1.7%
Fannie Mae                                               8,600          579,984

Finance - Publicly Traded Investment
 Funds - Equity 2.3%
iShares Goldman Sachs Networking Fund (b)               23,000          445,740
iShares Russell 1000 Growth Index Fund                   8,100          332,505
                                                                 --------------
                                                                        778,245

Finance - Publicly Traded Investment
 Funds-Equity (Non 40 Act) 3.0%
Pharmaceutical Holders Trust                            12,300          995,070

Financial Services - Miscellaneous 1.7%
American Express Company                                13,300          556,073

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                  STRONG LARGE COMPANY GROWTH FUND (continued)

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Food - Confectionery 1.1%
Hershey Foods Corporation                                5,400   $      376,164

Food - Miscellaneous Preparation 3.0%
PepsiCo, Inc.                                           22,500        1,001,250

Insurance - Diversified 2.1%
American International Group, Inc.                      12,800          706,304

Internet - E*Commerce 4.0%
eBay, Inc. (b)                                           5,500          572,990
InterActiveCorp (b)                                     19,000          751,830
                                                                 --------------
                                                                      1,324,820

Media - Cable TV 0.9%
Comcast Corporation Class A (b)                          9,500          286,710

Media - Radio/TV 2.0%
Viacom, Inc. Class B (b)                                15,500          676,730

Medical - Biomedical/Genetics 3.0%
Amgen, Inc. (b)                                         14,900          989,956

Medical - Drug/Diversified 1.9%
Johnson & Johnson                                       12,500          646,250

Medical - Ethical Drugs 8.4%
Pfizer, Inc.                                            46,180        1,577,047
Schering-Plough Corporation                             22,500          418,500
Wyeth                                                   18,300          833,565
                                                                 --------------
                                                                      2,829,112

Medical - Generic Drugs 4.6%
Barr Laboratories, Inc. (b)                             10,500          687,750
Teva Pharmaceutical Industries, Ltd. ADR                14,700          836,871
                                                                 --------------
                                                                      1,524,621

Medical - Products 2.6%
Medtronic, Inc.                                         10,100          484,497
St. Jude Medical, Inc. (b)                               7,000          402,500
                                                                 --------------
                                                                        886,997

Metal Ores - Gold/Silver 0.9%
Newmont Mining Corporation Holding
 Company                                                 9,400          305,124

Oil & Gas - United States Exploration &
 Production 1.2%
Devon Energy Corporation                                 7,417          396,068

Retail - Major Discount Chains 2.9%
Wal-Mart Stores, Inc.                                   17,800          955,326

Retail/Wholesale - Building Products 1.6%
Lowe's Companies, Inc.                                  12,500          536,875

Retail/Wholesale - Jewelry 2.9%
Tiffany & Company                                       29,600          967,328

Shoes & Related Apparel 2.0%
NIKE, Inc. Class B                                      12,800          684,672

Soap & Cleaning Preparations 1.6%
The Procter & Gamble Company                             6,100          543,998
-------------------------------------------------------------------------------
Total Common Stocks (Cost $28,677,660)                               31,040,642
-------------------------------------------------------------------------------
Convertible Notes 3.0%
Media - Radio/TV 2.0%
Sirius Satellite Radio, Inc.
 Notes, 3.50%, Due 6/01/08                             464,000          668,160

Medical - Instruments 1.0%
Nektar Therapeutics
 Notes, 3.00%, Due 6/30/10 (d)                         320,000          320,800
-------------------------------------------------------------------------------
Total Convertible Notes (Cost $813,025)                                 988,960
-------------------------------------------------------------------------------
Convertible Preferred Stocks 3.5%
Finance - Savings & Loan 1.9%
Washington Mutual, Inc. 5.375%                          10,900          645,825

Medical - Health Maintenance
 Organizations 1.6%
Anthem, Inc. 6.00%                                       5,600          523,600
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $944,506)                    1,169,425
-------------------------------------------------------------------------------

Short-Term Investments (a) 5.9%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,992,442); Collateralized by: United
 States Government & Agency Issues (c)            $  1,992,400        1,992,400
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,992,400)                        1,992,400
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $32,427,591) 105.0%                                           35,191,427
Other Assets and Liabilities, Net (5.0%)                             (1,673,085)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $   33,518,342
===============================================================================

-------------------------------------------------------------------------------

                        STRONG U.S. EMERGING GROWTH FUND

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 98.2%
Commercial Services - Advertising 1.0%
aQuantive, Inc. (b)                                     72,005   $      756,052

Commercial Services - Miscellaneous 3.1%
Corporate Executive Board Company (b)                   38,635        1,565,877
WFS Financial, Inc. (b)                                 21,825          731,356
                                                                 --------------
                                                                      2,297,233

Commercial Services - Schools 4.4%
Career Education Corporation (b)                        17,915        1,225,744
Corinthian Colleges, Inc. (b)                           42,125        2,046,011
                                                                 --------------
                                                                      3,271,755

Computer - Graphics 1.3%
Magma Design Automation (b)                             57,880          992,642

Computer - Local Networks 5.4%
Extreme Networks, Inc. (b)                             120,020          636,106
Foundry Networks, Inc. (b)                             100,415        1,445,976
QLogic Corporation (b)                                  39,710        1,919,184
                                                                 --------------
                                                                      4,001,266

Computer - Services 1.3%
MTC Technologies, Inc. (b)                              41,190          966,317

-------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Computer Software - Enterprise 3.1%
SERENA Software, Inc. (b)                               55,850   $    1,166,148
Trident Microsystems, Inc. (b)                         122,810        1,117,571
                                                                 --------------
                                                                      2,283,719

Computer Software - Medical 1.6%
eResearch Technology, Inc. (b)                          51,620        1,153,191

Computer Software - Security 2.2%
Netscreen Technologies, Inc. (b)                        70,805        1,596,653

Electronics - Semiconductor Equipment 2.7%
Cabot Microelectronics Corporation (b)                  39,000        1,968,330

Electronics - Semiconductor
 Manufacturing 11.1%
Integrated Circuit Systems, Inc. (b)                    63,815        2,005,705
OmniVision Technologies, Inc. (b)                       78,125        2,437,500
Power Integrations, Inc. (b)                            36,235          881,235
Silicon Laboratories, Inc. (b)                          40,045        1,066,799
Zoran Corporation (b)                                   95,890        1,842,047
                                                                 --------------
                                                                      8,233,286

Finance - Consumer/Commercial Loans 0.9%
Portfolio Recovery Associates, Inc. (b)                 20,855          642,543

Financial Services - Miscellaneous 2.5%
Investors Financial Services Corporation                62,970        1,826,760

Insurance - Property/Casualty/Title 0.9%
ProAssurance Corporation (b)                            24,890          671,781

Internet - E*Commerce 5.6%
Getty Images, Inc. (b)                                  19,435          802,665
Netflix, Inc. (b)                                       66,130        1,689,622
University of Phoenix Online (b)                        32,930        1,669,551
                                                                 --------------
                                                                      4,161,838

Internet - Internet Service
 Provider/Content 2.0%
j2 Global Communications, Inc. (b)                      31,780        1,461,880

Internet - Software 1.0%
United Online, Inc. (b)                                 29,330          743,222

Leisure - Gaming 1.0%
Shuffle Master, Inc. (b)                                26,365          769,594

Leisure - Photo Equipment/Related 1.5%
Lexar Media, Inc. (b)                                  117,995        1,116,233

Leisure - Toys/Games/Hobby 4.1%
Leapfrog Enterprises, Inc. Class A (b)                  68,125        2,167,056
Marvel Enterprises, Inc. (b)                            47,425          905,818
                                                                 --------------
                                                                      3,072,874

Medical - Biomedical/Genetics 1.0%
CV Therapeutics, Inc. (b)                               24,900          738,534

Medical - Generic Drugs 3.6%
American Pharmaceutical Partners, Inc. (b)              40,485        1,372,441
Andrx Group (b)                                         63,530        1,264,247
                                                                 --------------
                                                                      2,636,688

Medical - Instruments 0.8%
Biolase Technology, Inc. (b)                            54,500          584,785

Medical - Nursing Homes 6.1%
Odyssey Healthcare, Inc. (b)                            77,195        2,856,215
VistaCare, Inc. Class A (b)                             69,335        1,685,534
                                                                 --------------
                                                                      4,541,749

Medical - Products 5.8%
Advanced Neuromodulation Systems, Inc. (b)              14,550          753,253
Cyberonics, Inc. (b)                                    29,470          633,900
STAAR Surgical Company (b)                              81,755          948,358
SurModics, Inc. (b)                                     12,750          388,875
Wilson Greatbatch Technologies, Inc. (b)                39,775        1,435,878
Zoll Medical Corporation (b)                             4,700          157,732
                                                                 --------------
                                                                      4,317,996

Medical/Dental - Services 1.0%
Enzo Biochem, Inc. (b)                                  33,988          731,422

Oil & Gas - Drilling 1.0%
Unit Corporation (b)                                    36,520          763,633

Oil & Gas - United States Exploration &
 Production 3.3%
Evergreen Resources, Inc. (b)                           26,660        1,447,905
Spinnaker Exploration Company (b)                       39,445        1,033,459
                                                                 --------------
                                                                      2,481,364

Retail - Apparel/Shoe 3.5%
Chicos FAS, Inc. (b)                                    52,230        1,099,441
Hot Topic, Inc. (b)                                     54,625        1,469,959
                                                                 --------------
                                                                      2,569,400

Retail - Discount & Variety 1.5%
Fred's, Inc.                                            30,030        1,116,515

Retail - Mail Order & Direct 0.9%
J. Jill Group, Inc. (b)                                 41,010          690,608

Retail - Restaurants 5.6%
The Cheesecake Factory, Inc. (b)                        32,055        1,150,454
P.F. Chang's China Bistro, Inc. (b)                     43,850        2,157,859
Panera Bread Company Class A (b)                        21,435          857,400
                                                                 --------------
                                                                      4,165,713

Transportation - Services 1.9%
C.H. Robinson Worldwide, Inc.                           39,325        1,398,397

Transportation - Truck 5.5%
Heartland Express, Inc. (b)                             30,475          678,069
J.B. Hunt Transport Services, Inc. (b)                  41,810        1,578,328
Knight Transportation, Inc. (b)                         71,970        1,792,053
                                                                 --------------
                                                                      4,048,450
-------------------------------------------------------------------------------
Total Common Stocks (Cost $53,197,600)                               72,772,423
-------------------------------------------------------------------------------
Short-Term Investments (a) 2.1%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $100,003); Collateralized by: United States
 Government & Agency Issues (c)                   $    100,000          100,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,443,330); Collateralized by: United
 States Government & Agency Issues (c)               1,443,300        1,443,300
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,543,300)                        1,543,300
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $54,740,900) 100.3%                                           74,315,723
Other Assets & Liabilities, Net (0.3%)                                 (233,258)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $   74,082,465
===============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                             STRONG ENTERPRISE FUND

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 99.1%
Auto/Truck - Original Equipment 1.2%
Eaton Corporation                                       40,100   $    3,152,261

Banks - Super Regional 1.0%
SouthTrust Corporation                                  91,100        2,477,920

Chemicals - Fertilizers 0.7%
Agrium, Inc.                                           171,900        1,884,024

Commercial - Leasing Companies 0.6%
Ryder Systems, Inc.                                     58,700        1,503,894

Commercial Services - Advertising 1.2%
Lamar Advertising Company (b)                           89,390        3,147,422

Commercial Services - Miscellaneous 0.3%
Corporate Executive Board Company (b)                   22,600          915,978

Commercial Services - Schools 2.0%
Apollo Group, Inc. Class A (b)                          22,730        1,403,805
Career Education Corporation (b)                        53,800        3,680,996
                                                                 --------------
                                                                      5,084,801

Commercial Services - Staffing 1.5%
Monster Worldwide, Inc. (b)                            193,990        3,827,423

Computer - Integrated Systems 0.5%
Symbol Technologies, Inc.                               93,100        1,211,231

Computer - Local Networks 1.0%
Juniper Networks, Inc. (b)                             198,200        2,451,734

Computer Software - Desktop 0.8%
Adobe Systems, Inc.                                     64,790        2,077,815

Computer Software -
 Education/Entertainment 1.4%
Electronic Arts, Inc. (b)                               47,056        3,481,673

Computer Software - Enterprise 3.6%
Mercury Interactive Corporation (b)                     86,890        3,354,823
Siebel Systems, Inc. (b)                               182,300        1,739,142
VERITAS Software Corporation (b)                       147,810        4,237,713
                                                                 --------------
                                                                      9,331,678

Computer Software - Financial 0.5%
Sungard Data Systems, Inc. (b)                          51,510        1,334,624

Computer Software - Security 1.1%
Symantec Corporation (b)                                65,650        2,879,409

Electronics - Semiconductor
 Equipment 2.3%
KLA-Tencor Corporation (b)                             103,680        4,820,083
Novellus Systems, Inc. (b)                              31,810        1,164,914
                                                                 --------------
                                                                      5,984,997

Electronics - Semiconductor
 Manufacturing 6.6%
Altera Corporation (b)                                 140,600        2,305,840
Applied Micro Circuits Corporation (b)                 298,400        1,805,320
Intersil Holding Corporation Class A (b)               115,300        3,068,133
Maxim Integrated Products, Inc.                         82,045        2,805,118
Microchip Technology, Inc.                              79,875        1,967,321
Micron Technology, Inc. (b)                            120,000        1,395,600
Semtech Corporation (b)                                134,820        1,919,837
Xilinx, Inc. (b)                                        71,160        1,801,060
                                                                 --------------
                                                                     17,068,229

Finance - Consumer/Commercial Loans 0.7%
Providian Financial Corporation (b)                    188,600        1,746,436

Finance - Equity REIT 0.3%
Windrose Medical Properties Trust                       62,300          669,725

Finance - Investment Brokers 1.8%
Legg Mason, Inc.                                        23,795        1,545,485
Lehman Brothers Holdings, Inc.                          48,195        3,204,004
                                                                 --------------
                                                                      4,749,489

Finance - Investment Management 0.7%
SEI Investments Company                                 57,915        1,853,280

Finance - Publicly Traded Investment
  Funds-Equity (Non 40 Act) 1.1%
Internet HOLDRs Trust                                   75,100        2,911,627

Financial Services - Miscellaneous 0.8%
Investors Financial Services Corporation                74,400        2,158,344

Household - Audio/Video 1.9%
Harman International Industries, Inc.                   60,230        4,766,602

Household - Office Furniture 0.2%
Furniture Brands International, Inc. (b)                24,400          636,840

Internet - E*Commerce 2.0%
InterActiveCorp (b)                                     70,090        2,773,461
Priceline.com, Inc. (b)                                109,771        2,450,089
                                                                 --------------
                                                                      5,223,550

Internet - Internet Service
 Provider/Content 1.6%
Yahoo! Inc. (b)                                        123,728        4,053,329

Internet - Software 0.7%
BEA Systems, Inc. (b)                                  164,690        1,788,533

Leisure - Gaming 0.7%
Harrah's Entertainment, Inc. (b)                        46,020        1,851,845

Leisure - Hotels & Motels 1.7%
Hilton Hotels Corporation                              137,895        1,763,677
Starwood Hotels & Resorts Worldwide, Inc.               89,200        2,550,228
                                                                 --------------
                                                                      4,313,905

Leisure - Services 2.7%
Royal Caribbean Cruises, Ltd.                          299,300        6,931,788

Leisure - Toys/Games/Hobby 1.1%
Leapfrog Enterprises, Inc. Class A (b)                  88,600        2,818,366

Machinery - Construction/Mining 0.6%
Terex Corporation (b)                                   78,100        1,524,512

Media - Cable TV 0.9%
EchoStar Communications Corporation
 Class A (b)                                            68,710        2,378,740

Media - Newspapers 2.3%
The E.W. Scripps Company Class A                        66,385        5,889,677

-------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Media - Radio/TV 5.5%
Cox Radio, Inc. Class A (b)                             54,900   $    1,268,739
Emmis Broadcasting Corporation Class A (b)             252,995        5,806,235
LIN TV Corporation (b)                                 108,490        2,554,939
Univision Communications, Inc. Class A (b)             106,870        3,248,848
Westwood One, Inc. (b)                                  38,390        1,302,573
                                                                 --------------
                                                                     14,181,334

Medical - Biomedical/Genetics 6.2%
Amylin Pharmaceuticals, Inc. (b)                        38,400          840,576
Digene Corporation (b)                                  50,300        1,369,669
Genzyme Corporation (b)                                 91,075        3,806,935
Gilead Sciences, Inc. (b)                               42,526        2,363,595
IDEC Pharmaceuticals Corporation (b)                   113,600        3,862,400
Millennium Pharmaceuticals, Inc. (b)                   243,200        3,825,536
                                                                 --------------
                                                                     16,068,711

Medical - Ethical Drugs 1.6%
Medicis Pharmaceutical Corporation Class A              72,500        4,110,750

Medical - Generic Drugs 1.1%
Teva Pharmaceutical Industries, Ltd. ADR                50,050        2,849,347

Medical - Health Maintenance
 Organizations 1.6%
Anthem, Inc. (b)                                        53,465        4,124,825

Medical - Hospitals 1.3%
Community Health Systems, Inc. (b)                     169,270        3,288,916

Medical - Products 3.1%
C.R. Bard, Inc.                                         37,600        2,681,256
Edwards Lifesciences Corporation (b)                    41,300        1,327,382
INAMED Corporation (b)                                  31,000        1,664,390
Viasys Healthcare, Inc. (b)                              7,300          151,110
Zimmer Holdings, Inc. (b)                               47,765        2,151,813
                                                                 --------------
                                                                      7,975,951

Medical - Wholesale Drugs/Sundries 0.6%
AmerisourceBergen Corporation                           20,530        1,423,756

Medical/Dental - Services 0.6%
Caremark Rx, Inc. (b)                                   59,510        1,528,217

Metal Ores - Gold/Silver 1.0%
Newmont Mining Corporation Holding
 Company                                                82,230        2,669,186

Oil & Gas - Drilling 2.6%
Nabors Industries, Ltd. (b)                             74,105        2,930,853
Patterson Utility Energy, Inc. (b)                      36,800        1,192,320
Pride International, Inc. (b)                           63,590        1,196,764
Transocean, Inc. (b)                                    63,600        1,397,292
                                                                 --------------
                                                                      6,717,229

Oil & Gas - Field Services 0.6%
BJ Services Company (b)                                 39,330        1,469,369

Oil & Gas - Machinery/Equipment 1.6%
Grant Prideco, Inc. (b)                                108,415        1,273,876
Weatherford International, Ltd. (b)                     67,455        2,826,365
                                                                 --------------
                                                                      4,100,241

Oil & Gas - United States Exploration &
 Production 1.3%
Pioneer Natural Resources Company (b)                   48,200        1,258,020
XTO Energy, Inc.                                       107,640        2,164,640
                                                                 --------------
                                                                      3,422,660

Paper & Paper Products 0.9%
Domtar, Inc. (d)                                       204,590        2,260,720

Retail - Apparel/Shoe 5.0%
Abercrombie & Fitch Company Class A (b)                 98,900        2,809,749
Coach, Inc. (b)                                         40,200        1,999,548
The Finish Line, Inc. Class A (b)                      108,260        2,404,455
Too, Inc. (b)                                          115,210        2,333,002
Urban Outfitters, Inc. (b)                              91,500        3,284,850
                                                                 --------------
                                                                     12,831,604

Retail - Home Furnishings 2.9%
Bed Bath & Beyond, Inc. (b)                            103,580        4,019,940
The Bombay Company, Inc. (b)                           134,655        1,431,382
Williams-Sonoma, Inc. (b)                               68,100        1,988,520
                                                                 --------------
                                                                      7,439,842

Retail - Miscellaneous/Diversified 1.0%
PETsMART, Inc. (b)                                     148,882        2,481,863

Retail - Restaurants 2.8%
O'Charley's, Inc. (b)                                   75,900        1,634,127
P.F. Chang's China Bistro, Inc. (b)                     27,435        1,350,076
Panera Bread Company Class A (b)                       104,519        4,180,760
                                                                 --------------
                                                                      7,164,963

Telecommunications - Cellular 0.7%
Nextel Communications, Inc. Class A (b)                 93,240        1,685,779

Telecommunications - Equipment 4.2%
Adtran, Inc. (b)                                        37,400        1,918,246
Advanced Fibre Communications, Inc. (b)                122,645        1,995,434
Alcatel SA ADR (b)                                     334,600        2,994,670
Avaya, Inc. (b)                                        222,900        1,439,934
Corning, Inc. (b)                                      343,100        2,535,509
                                                                 --------------
                                                                     10,883,793

Transportation - Airline 2.6%
AirTran Holdings, Inc. (b)                             355,600        3,723,132
Delta Air Lines, Inc.                                  199,770        2,932,624
                                                                 --------------
                                                                      6,655,756

Transportation - Truck 0.7%
Heartland Express, Inc. (b)                             83,198        1,851,156

Trucks & Parts - Heavy Duty 1.5%
Navistar International Corporation (b)                 122,310        3,990,975
-------------------------------------------------------------------------------
Total Common Stocks (Cost $223,585,096)                             255,258,644
-------------------------------------------------------------------------------

Short-Term Investments (a) 13.3%
Collateral Received for Securities
 Lending (f) 12.0%
Money Market Funds 8.1%
Deutsche Daily Assets Fund - Institutional
 Class                                              20,892,641       20,892,641

Repurchase Agreements 3.9%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase
 proceeds $3,324,345); Collateralized by:
 United States Government &
 Agency Issues                                    $  3,324,220        3,324,220
Goldman, Sachs and Company (Dated
 6/30/03), 1.22%, Due 7/01/03 (Repurchase
 proceeds $3,324,333); Collateralized by:
 United States Government & Agency Issues            3,324,220        3,324,220

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                       STRONG ENTERPRISE FUND (continued)

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase
 proceeds $3,324,345); Collateralized by:
 United States Government &
 Agency Issues                                    $  3,324,220   $    3,324,220
                                                                 --------------
                                                                      9,972,660
                                                                 --------------
Total Collateral Received for Securities
 Lending                                                             30,865,301

Repurchase Agreements 1.3%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03, (Repurchase proceeds
 $1,200,040); Collateralized by: United
 States Government & Agency Issues (c)               1,200,000        1,200,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03, (Repurchase proceeds
 $2,057,243); Collateralized by: United
 States Government & Agency Issues (c)               2,057,200        2,057,200
                                                                 --------------
Total Repurchase Agreements                                           3,257,200
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $34,122,501)                      34,122,501
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $257,707,597) 112.4%                                         289,381,145
Other Assets and Liabilities, Net (12.4%)                           (31,987,758)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  257,393,387
===============================================================================

                              STRONG GROWTH 20 FUND

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 97.2%
Banks - Money Center 2.0%
Citigroup, Inc.                                        130,000   $    5,564,000

Building - Resident/Commercial 2.6%
Lennar Corporation Class A                             100,000        7,150,000

Commercial Services - Schools 3.4%
Apollo Group, Inc. Class A (b)                         150,000        9,264,000

Computer - Local Networks 5.2%
Cisco Systems, Inc. (b)                                500,000        8,345,000
Juniper Networks, Inc. (b)                             490,000        6,061,300
                                                                 --------------
                                                                     14,406,300

Computer - Manufacturers 5.8%
Dell, Inc. (b)                                         500,000       15,980,000

Computer - Services 4.1%
Amdocs, Ltd. (b)                                       475,000       11,400,000

Computer Software - Enterprise 4.1%
VERITAS Software Corporation (b)                       400,000       11,468,000

Computer Software - Security 4.0%
VeriSign, Inc. (b)                                     800,000       11,064,000

Electronics - Semiconductor Equipment 1.8%
MEMC Electronic Materials, Inc. (b)                    500,000        4,900,000

Electronics - Semiconductor
 Manufacturing 2.9%
Broadcom Corporation Class A (b)                       325,000        8,095,750

Household - Audio/Video 6.7%
Harman International Industries, Inc.                  235,000       18,597,900

Internet - E*Commerce 5.6%
eBay, Inc. (b)                                         150,000       15,627,000

Internet - Internet Service
 Provider/Content 1.1%
j2 Global Communications, Inc. (b)                      65,000        2,990,000

Medical - Biomedical/Genetics 13.8%
Amgen, Inc. (b)                                        100,000        6,644,000
Genzyme Corporation (b)                                310,000       12,958,000
Gilead Sciences, Inc. (b)                              335,000       18,619,300
                                                                 --------------
                                                                     38,221,300

Medical - Generic Drugs 3.0%
Taro Pharmaceutical Industries, Ltd. (b)               100,000        5,488,000
Teva Pharmaceutical Industries, Ltd. ADR                50,000        2,846,500
                                                                 --------------
                                                                      8,334,500

Medical - Health Maintenance
 Organizations 3.8%
Aetna, Inc.                                            170,000       10,234,000
Mid Atlantic Medical Services, Inc. (b)                  5,200          271,960
                                                                 --------------
                                                                     10,505,960

Medical - Products 2.5%
Boston Scientific Corporation (b)                      115,000        7,026,500

Oil & Gas - Field Services 3.4%
BJ Services Company (b)                                250,000        9,340,000

Oil & Gas - Machinery/Equipment 2.7%
Smith International, Inc. (b)                          200,000        7,348,000

Retail - Apparel/Shoe 7.0%
Chicos FAS, Inc. (b)                                   275,000        5,788,750
Coach, Inc. (b)                                        275,000       13,678,500
                                                                 --------------
                                                                     19,467,250

Retail - Restaurants 4.8%
Brinker International, Inc. (b)                        160,000        5,763,200
Ruby Tuesday, Inc.                                     300,000        7,419,000
                                                                 --------------
                                                                     13,182,200

Telecommunications - Equipment 6.9%
Corning, Inc. (b)                                    2,600,000       19,214,000
-------------------------------------------------------------------------------
Total Common Stocks (Cost $234,123,455)                             269,146,660
-------------------------------------------------------------------------------

Short-Term Investments (a) 5.5%
Repurchase Agreements 5.0%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
  Due 7/01/03 (Repurchase proceeds
  $12,300,410); Collateralized by: United
  States Government & Agency Issues (c)           $ 12,300,000       12,300,000
State Street Bank (Dated 6/30/03), 0.75%,
  Due 7/01/03 (Repurchase proceeds
  $1,506,631); Collateralized by: United
  States Government & Agency Issues (c)              1,506,600        1,506,600
                                                                 --------------
                                                                     13,806,600

-------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
United States Government Issues 0.5%
United States Treasury Bills,
 Due 7/07/03 thru 8/07/03 (e)                     $  1,425,000   $    1,424,545
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $15,230,916)                      15,231,145
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $249,354,371) 102.7%                                         284,377,805
Other Assets and Liabilities, Net (2.7%)                             (7,576,062)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  276,801,743
===============================================================================

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                   Contracts        Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                  --   $           --
Options written during the period                        3,385          683,262
Options closed                                          (3,385)        (683,262)
Options expired                                             --               --
Options exercised                                           --               --
                                                  ------------   --------------
Options outstanding at end of period                        --   $           --
                                                  ============   ==============

                               STRONG GROWTH FUND

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 100.0%
Banks - Midwest 0.5%
TCF Financial Corporation                              200,000   $    7,968,000

Banks - Money Center 1.4%
Citigroup, Inc.                                        575,000       24,610,000

Banks - Super Regional 0.7%
Wells Fargo Company                                    235,000       11,844,000

Building - Resident/Commercial 1.1%
Centex Corporation                                     110,000        8,556,900
Lennar Corporation Class A                             150,000       10,725,000
                                                                 --------------
                                                                     19,281,900

Commercial Services - Advertising 0.1%
Omnicom Group, Inc.                                     35,000        2,509,500

Commercial Services - Miscellaneous 1.4%
Hewitt Associates, Inc. Class A (b)                    100,000        2,355,000
Iron Mountain, Inc. (b)                                145,000        5,378,050
Paychex, Inc.                                          565,000       16,560,150
                                                                 --------------
                                                                     24,293,200

Commercial Services - Schools 2.7%
Apollo Group, Inc. Class A (b)                         535,000       33,041,600
Corinthian Colleges, Inc. (b)                          275,000       13,356,750
                                                                 --------------
                                                                     46,398,350

Commercial Services - Staffing 0.5%
Monster Worldwide, Inc. (b)                            450,000        8,878,500

Computer - Integrated Systems 0.4%
Symbol Technologies, Inc.                              475,000        6,179,750

Computer - Local Networks 3.5%
Cisco Systems, Inc. (b)                              2,230,000       37,218,700
Juniper Networks, Inc. (b)                             800,000        9,896,000
QLogic Corporation (b)                                 275,000       13,290,750
                                                                 --------------
                                                                     60,405,450

Computer - Manufacturers 2.7%
Dell, Inc. (b)                                       1,440,000       46,022,400

Computer - Memory Devices 0.8%
EMC Corporation (b)                                    935,000        9,789,450
Network Appliance, Inc. (b)                            250,000        4,052,500
                                                                 --------------
                                                                     13,841,950

Computer - Services 2.0%
Affiliated Computer Services, Inc. Class A (b)          75,000        3,429,750
Amdocs, Ltd. (b)                                     1,255,000       30,120,000
                                                                 --------------
                                                                     33,549,750

Computer Software - Desktop 1.5%
Microsoft Corporation                                1,000,000       25,610,000

Computer Software -
 Education/Entertainment 1.4%
Electronic Arts, Inc. (b)                              315,000       23,306,850

Computer Software - Enterprise 3.7%
Documentum, Inc. (b)                                   730,000       14,359,100
Mercury Interactive Corporation (b)                    500,000       19,305,000
Oracle Systems Corporation (b)                         625,000        7,512,500
SAP AG Sponsored ADR                                   460,000       13,441,200
VERITAS Software Corporation (b)                       310,000        8,887,700
                                                                 --------------
                                                                     63,505,500

Computer Software - Security 2.2%
Netscreen Technologies, Inc. (b)                       935,000       21,084,250
Symantec Corporation (b)                               100,000        4,386,000
VeriSign, Inc. (b)                                     920,000       12,723,600
                                                                 --------------
                                                                     38,193,850

Cosmetics - Personal Care 0.4%
Colgate Palmolive Company                               50,000        2,897,500
The Gillette Company                                   100,000        3,186,000
                                                                 --------------
                                                                      6,083,500

Diversified Operations 0.4%
AOL Time Warner, Inc. (b)                              365,000        5,872,850

Electronics - Parts Distributors 0.4%
W.W. Grainger, Inc.                                    150,000        7,014,000

Electronics - Semiconductor
 Equipment 2.2%
KLA-Tencor Corporation (b)                             315,000       14,644,350
MEMC Electronic Materials, Inc. (b)                    700,000        6,860,000
Novellus Systems, Inc. (b)                             460,000       16,845,660
                                                                 --------------
                                                                     38,350,010

Electronics - Semiconductor
 Manufacturing 7.7%
Altera Corporation (b)                                 500,000        8,200,000
Analog Devices, Inc. (b)                               845,000       29,422,900
Broadcom Corporation Class A (b)                       710,000       17,686,100
GlobespanVirata, Inc. (b)                              500,000        4,125,000
Integrated Circuit Systems, Inc. (b)                   567,300       17,830,239
Intel Corporation                                    1,075,000       22,342,800
Linear Technology Corporation                          275,000        8,857,750
Maxim Integrated Products, Inc.                         25,000          854,750
Microchip Technology, Inc.                             330,000        8,127,900
STMicroelectronics NV - New York
 Registry Shares                                       100,000        2,079,000
Vitesse Semiconductor Corporation (b)                  450,000        2,214,000
Xilinx, Inc. (b)                                       400,000       10,124,000
                                                                 --------------
                                                                    131,864,439

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                         STRONG GROWTH FUND (continued)

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Finance - Consumer/Commercial Loans 1.1%
Capital One Financial Corporation                      125,000   $    6,147,500
SLM Corporation                                        345,000       13,513,650
                                                                 --------------
                                                                     19,661,150

Finance - Investment Brokers 0.6%
Lehman Brothers Holdings, Inc.                         145,000        9,639,600

Finance - Mortgage & Related Services 0.7%
Doral Financial Corporation                            260,000       11,609,000

Financial Services - Miscellaneous 1.6%
Alliance Data Systems Corporation (b)                  300,000        7,020,000
American Express Company                               220,000        9,198,200
First Data Corporation                                 285,000       11,810,400
                                                                 --------------
                                                                     28,028,600

Food - Miscellaneous Preparation 0.3%
PepsiCo, Inc.                                          100,000        4,450,000

Household - Audio/Video 0.7%
Harman International Industries, Inc.                  160,000       12,662,400

Household - Office Furniture 0.2%
American Financial Realty Trust                        280,600        4,183,746

Insurance - Property/Casualty/Title 0.3%
RenaissanceRe Holdings, Ltd.                           125,000        5,690,000

Internet - E*Commerce 3.7%
Amazon.com, Inc. (b)                                    50,000        1,824,500
eBay, Inc. (b)                                         175,000       18,231,500
InterActiveCorp (b)                                    675,000       26,709,750
University of Phoenix Online (b)                       330,000       16,731,000
                                                                 --------------
                                                                     63,496,750

Internet - Internet Service
 Provider/Content 0.4%
Yahoo! Inc. (b)                                        185,000        6,060,600

Leisure - Gaming 0.7%
International Game Technology                          110,000       11,256,300

Media - Cable TV 1.5%
EchoStar Communications Corporation
 Class A (b)                                           550,000       19,041,000
General Motors Corporation Class H (b)                 575,000        7,365,750
                                                                 --------------
                                                                     26,406,750

Media - Radio/TV 3.3%
Sirius Satellite Radio, Inc. (b)                     2,400,000        4,056,000
Univision Communications, Inc. Class A (b)             875,000       26,600,000
Viacom, Inc. Class B (b)                               385,000       16,809,100
Westwood One, Inc. (b)                                 120,000        4,071,600
XM Satellite Radio Holdings, Inc. Class A (b)          500,000        5,525,000
                                                                 --------------
                                                                     57,061,700

Medical - Biomedical/Genetics 6.1%
Amgen, Inc. (b)                                        490,000       32,555,600
Biogen, Inc. (b)                                       130,000        4,940,000
CV Therapeutics, Inc. (b)                              320,000        9,491,200
Genentech, Inc. (b)                                    135,000        9,736,200
Genzyme Corporation (b)                                705,000       29,469,000
Gilead Sciences, Inc. (b)                              345,000       19,175,100
                                                                 --------------
                                                                    105,367,100

Medical - Drug/Diversified 0.7%
Johnson & Johnson                                      235,000       12,149,500

Medical - Ethical Drugs 6.6%
Allergan, Inc.                                          25,000        1,927,500
Biovail Corporation International (b)                  305,000       14,353,300
Forest Laboratories, Inc. (b)                          315,000       17,246,250
Eli Lilly & Company                                    135,000        9,310,950
Pfizer, Inc.                                         1,905,000       65,055,750
Wyeth                                                  130,000        5,921,500
                                                                 --------------
                                                                    113,815,250

Medical - Generic Drugs 1.4%
Mylan Laboratories, Inc.                               145,000        5,041,650
Taro Pharmaceutical Industries, Ltd. (b)               225,000       12,348,000
Teva Pharmaceutical Industries, Ltd. ADR               125,000        7,116,250
                                                                 --------------
                                                                     24,505,900

Medical - Health Maintenance
 Organizations 0.6%
First Health Group Corporation (b)                     400,000       11,040,000

Medical - Instruments 1.6%
CTI Molecular Imaging, Inc. (b)                        460,000        8,698,600
Fisher Scientific International, Inc. (b)              550,000       19,195,000
                                                                 --------------
                                                                     27,893,600

Medical - Products 5.8%
Advanced Neuromodulation Systems, Inc. (b)             250,000       12,942,500
Alcon, Inc.                                            385,000       17,594,500
C.R. Bard, Inc.                                         65,000        4,635,150
Boston Scientific Corporation (b)                      540,000       32,994,000
Millipore Corporation (b)                              145,000        6,433,650
Respironics, Inc. (b)                                  350,000       13,132,000
St. Jude Medical, Inc. (b)                             220,000       12,650,000
                                                                 --------------
                                                                    100,381,800

Medical - Wholesale Drugs/Sundries 0.5%
AmerisourceBergen Corporation                          125,000        8,668,750

Medical/Dental - Services 0.4%
Quest Diagnostics, Inc. (b)                             35,000        2,233,000
VCA Antech, Inc. (b)                                   230,000        4,501,100
                                                                 --------------
                                                                      6,734,100

Oil & Gas - Drilling 1.6%
ENSCO International, Inc.                              605,000       16,274,500
Nabors Industries, Ltd. (b)                            100,000        3,955,000
Rowan Companies, Inc. (b)                              315,000        7,056,000
                                                                 --------------
                                                                     27,285,500

Oil & Gas - Field Services 1.0%
BJ Services Company (b)                                475,000       17,746,000

Oil & Gas - Machinery/Equipment 1.0%
Smith International, Inc. (b)                          480,000       17,635,200

Oil & Gas - United States Exploration &
 Production 1.3%
Apache Corporation                                      70,000        4,554,200
Burlington Resources, Inc.                              50,000        2,703,500
XTO Energy, Inc.                                       760,001       15,283,620
                                                                 --------------
                                                                     22,541,320

Retail - Apparel/Shoe 2.1%
Chicos FAS, Inc. (b)                                   500,000       10,525,000
Coach, Inc. (b)                                        325,000       16,165,500
Ross Stores, Inc.                                      200,000        8,548,000
                                                                 --------------
                                                                     35,238,500

Retail - Consumer Electronics 0.5%
Best Buy Company, Inc. (b)                             210,000        9,223,200

Retail - Department Stores 1.2%
Kohl's Corporation (b)                                 400,000       20,552,000

-------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Retail - Discount & Variety 0.4%
99 Cents Only Stores (b)                               150,000   $    5,148,000
Fred's, Inc.                                            40,000        1,487,200
                                                                 --------------
                                                                      6,635,200

Retail - Home Furnishings 0.9%
Bed Bath & Beyond, Inc. (b)                            400,000       15,524,000

Retail - Miscellaneous/Diversified 1.7%
Guitar Center, Inc. (b)                                575,000       16,675,000
PETCO Animal Supplies, Inc. (b)                        285,000        6,195,900
PETsMART, Inc. (b)                                     355,000        5,917,850
                                                                 --------------
                                                                     28,788,750

Retail - Restaurants 1.3%
Outback Steakhouse, Inc.                               150,000        5,850,000
P.F. Chang's China Bistro, Inc. (b)                    210,000       10,334,100
Panera Bread Company Class A (b)                       175,000        7,000,000
                                                                 --------------
                                                                     23,184,100
Retail - Super/Mini Markets 0.7%
Whole Foods Marketing, Inc. (b)                        250,000       11,882,500

Retail/Wholesale - Auto Parts 1.0%
CarMax, Inc. (b)                                       565,000       17,034,750

Retail/Wholesale - Building Products 1.2%
The Home Depot, Inc.                                   390,000       12,916,800
Lowe's Companies, Inc.                                 175,000        7,516,250
                                                                 --------------
                                                                     20,433,050

Steel - Producers 0.5%
Nucor Corporation                                      175,000        8,548,750

Telecommunications - Cellular 1.1%
Nextel Communications, Inc. Class A (b)                400,000        7,232,000
Vodafone Group PLC Sponsored ADR                       635,000       12,477,750
                                                                 --------------
                                                                     19,709,750

Telecommunications - Equipment 3.6%
Comverse Technology, Inc. (b)                          200,000        3,006,000
Corning, Inc. (b)                                    3,500,000       25,865,000
JDS Uniphase Corporation (b)                         2,000,000        7,020,000
Polycom, Inc. (b)                                      325,000        4,504,500
UTStarcom, Inc. (b)                                    600,000       21,342,000
                                                                 --------------
                                                                     61,737,500

Transportation - Air Freight 0.5%
FedEx Corporation                                      125,000        7,753,750

Transportation - Airline 1.9%
JetBlue Airways Corporation (b)                        495,000       20,933,550
Ryanair Holdings PLC ADR (b)                           250,000       11,225,000
                                                                 --------------
                                                                     32,158,550
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,369,208,992)                         1,719,958,715
-------------------------------------------------------------------------------
Short-Term Investments (a) 4.5%
Collateral Received for Securities
 Lending (f) 4.3%
Money Market Funds 2.9%
Deutsche Daily Assets Fund - Institutional
 Class                                              49,094,332       49,094,332

Repurchase Agreements 1.4%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $7,811,674); Collateralized by: United States
 Government & Agency Issues                       $  7,811,380        7,811,380

Goldman, Sachs and Company (Dated 6/30/03),
 1.22%, Due 7/01/03 (Repurchase proceeds
 $7,811,645); Collateralized by:
 United States Government & Agency Issues            7,811,380        7,811,380
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase
 proceeds $7,811,674); Collateralized by:
 United States Government &
 Agency Issues                                       7,811,380        7,811,380
                                                                 --------------
                                                                     23,434,140
                                                                 --------------
Total Collateral Received for Securities
 Lending                                                             72,528,472

Repurchase Agreements 0.2%
State Street Bank (Dated 6/30/03), 0.75%
 Due 7/01/03 (Repurchase proceeds
 $3,928,082); Collateralized by United States
 Government & Agency Issues (c)                      3,928,000        3,928,000

United States Government Issues 0.0%
United States Treasury Bills,
  Due 7/03/03 thru 7/17/03 (e)                         500,000          529,920
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $76,986,352)                      76,986,392
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,446,195,344) 104.5%                                     1,796,945,107
Other Assets and Liabilities, Net (4.5%)                            (78,121,154)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $1,718,823,953
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                  Underlying       Unrealized
                                  Expiration     Face Amount     Appreciation/
                                     Date          at Value      (Depreciation)
--------------------------------------------------------------------------------

Purchased:
30 Nasdaq 100 Futures                9/03         $  3,613,500   $     (130,952)

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                   Contracts        Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                 500   $      368,489
Options written during the period                        7,075        1,211,655
Options closed                                          (6,967)      (1,522,503)
Options expired                                           (605)         (55,430)
Options exercised                                           (3)          (2,211)
                                                  ------------   --------------
Options outstanding at end of period                        --   $           --
                                                  ============   ==============

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b) Non-income producing security.
(c) See Note 2(J) of Notes to Financial Statements.
(d) Restricted security.
(e) All or a portion of security pledged as collateral to cover margin requirements on open futures contracts.
(f) See Note 2(M) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                (In Thousands, Except Per Share Amounts)

                                                                   Strong        Strong        Strong
                                                                  Blue Chip     Discovery     Endeavor
                                                                    Fund          Fund          Fund
                                                                 -----------    ----------    --------
Assets:
  Investments in Securities, at Value (Including Repurchase
   Agreements of $14,576, $17,038 and $62, respectively)
   (Cost of $164,582, $158,521 and $4,549, respectively)         $   184,596    $  170,614    $  5,002
  Receivable for Securities Sold                                       2,102         1,256          --
  Receivable for Fund Shares Sold                                          5            31          --
  Dividends and Interest Receivable                                       53            48           1
  Other Assets                                                            61            35           9
                                                                 -----------     ---------    --------
  Total Assets                                                       186,817       171,984       5,012

Liabilities:
  Payable for Securities Purchased                                     2,743        11,636          20
  Payable for Fund Shares Redeemed                                        71             4          --
  Payable Upon Return of Securities on Loan                               --        13,616          --
  Cash Overdraft Liability                                                --            64          --
  Accrued Operating Expenses and Other Liabilities                       185            53           8
                                                                 -----------     ---------    --------
  Total Liabilities                                                    2,999        25,373          28
                                                                 -----------     ---------    --------
Net Assets                                                       $   183,818     $ 146,611    $  4,984
                                                                 ===========     =========    ========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                  $   365,882     $ 149,379    $  6,856
  Undistributed Net Investment Income (Loss)                            (640)         (304)        (21)
  Undistributed Net Realized Gain (Loss)                            (201,437)      (14,557)     (2,303)
  Net Unrealized Appreciation (Depreciation)                          20,013        12,093         452
                                                                 -----------     ---------    --------
  Net Assets                                                     $   183,818     $ 146,611    $  4,984
                                                                 ===========     =========    ========
Capital Shares Outstanding (Unlimited Number Authorized)              19,419         9,029         623

Net Asset Value Per Share                                        $      9.47     $   16.24    $   8.00
                                                                 ===========     =========    ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                 (In Thousands, Except Per Share Amounts)

                                                                   Strong      Strong Large   Strong U.S.
                                                                  Large Cap      Company       Emerging
                                                                 Growth Fund   Growth Fund    Growth Fund
                                                                 -----------   ------------   -----------
Assets:
  Investments in Securities, at Value (Cost of $592,882,
   $32,428 and $54,741, respectively)                            $   688,883   $     35,191   $    74,316
  Receivable for Securities Sold                                       3,651            538           212
  Receivable for Fund Shares Sold                                         13            173            74
  Dividends and Interest Receivable                                      318             16             3
  Variation Margin Receivable                                             11             --            --
  Other Assets                                                           102             14             8
                                                                 -----------    -----------   -----------
  Total Assets                                                       692,978         35,932        74,613

Liabilities:
  Payable for Securities Purchased                                    11,064          2,383           439
  Payable for Fund Shares Redeemed                                     4,007              7             4
  Payable Upon Return of Securities on Loan                           28,501             --            --
  Accrued Operating Expenses and Other Liabilities                       242             24            88
                                                                 -----------   ------------   -----------
  Total Liabilities                                                   43,814          2,414           531
                                                                 -----------   ------------   -----------
Net Assets                                                       $   649,164   $     33,518   $    74,082
                                                                 ===========   ============   ===========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                  $ 1,141,851   $     41,675   $   123,500
  Undistributed Net Investment Income (Loss)                          (1,324)           (41)         (571)
  Undistributed Net Realized Gain (Loss)                            (587,179)       (10,880)      (68,422)
  Net Unrealized Appreciation (Depreciation)                          95,816          2,764        19,575
                                                                 -----------   ------------   -----------
  Net Assets                                                     $   649,164   $     33,518   $    74,082
                                                                 ===========   ============   ===========
Capital Shares Outstanding (Unlimited Number Authorized)              34,598          2,802         6,186

Net Asset Value Per Share                                        $     18.76   $      11.96   $     11.98
                                                                 ===========   ============   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                 (In Thousands,
                                                                Except As Noted)

                                                                     Strong
                                                                   Enterprise
                                                                      Fund
                                                                 --------------
Assets:
  Investments in Securities, at Value (Cost of $257,708)         $      289,381
  Receivable for Securities Sold                                          2,013
  Receivable for Fund Shares Sold                                             8
  Dividends and Interest Receivable                                          43
  Other Assets                                                               43
                                                                 --------------
  Total Assets                                                          291,488

Liabilities:
  Payable for Securities Purchased                                        1,504
  Payable for Fund Shares Redeemed                                        1,305
  Payable Upon Return of Securities on Loan                              30,865
  Accrued Operating Expenses and Other Liabilities                          421
                                                                 --------------
  Total Liabilities                                                      34,095
                                                                 --------------
Net Assets                                                       $      257,393
                                                                 ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                  $      593,905
  Undistributed Net Investment Income (Loss)                             (1,660)
  Undistributed Net Realized Gain (Loss)                               (366,526)
  Net Unrealized Appreciation (Depreciation)                             31,674
                                                                 --------------
  Net Assets                                                     $      257,393
                                                                 ==============

Investor Class ($ and shares in full)
  Net Assets                                                     $  239,275,544
  Capital Shares Outstanding (Unlimited Number Authorized)           13,047,403

  Net Asset Value Per Share                                      $        18.34
                                                                 ==============

Advisor Class ($ and shares in full)
  Net Assets                                                     $    1,634,044
  Capital Shares Outstanding (Unlimited Number Authorized)               89,184

  Net Asset Value Per Share                                      $        18.32
                                                                 ==============

Class K ($ and shares in full)
  Net Assets                                                     $   16,483,799
  Capital Shares Outstanding (Unlimited Number Authorized)              893,224

  Net Asset Value Per Share                                      $        18.45
                                                                 ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                 (In Thousands,
                                                                Except As Noted)

                                                                      Strong
                                                                    Growth 20
                                                                       Fund
                                                                 --------------

Assets:
  Investments in Securities, at Value (Cost of $249,354)         $      284,378
  Receivable for Fund Shares Sold                                            38
  Dividends and Interest Receivable                                          10
  Other Assets                                                               35
                                                                 --------------
  Total Assets                                                          284,461

Liabilities:
  Payable for Securities Purchased                                        3,384
  Payable for Fund Shares Redeemed                                        4,035
  Accrued Operating Expenses and Other Liabilities                          240
                                                                 --------------
  Total Liabilities                                                       7,659
                                                                 --------------
Net Assets                                                       $      276,802
                                                                 ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                  $      657,240
  Undistributed Net Investment Income (Loss)                             (1,948)
  Undistributed Net Realized Gain (Loss)                               (413,513)
  Net Unrealized Appreciation (Depreciation)                             35,023
                                                                 --------------
  Net Assets                                                     $      276,802
                                                                 ==============

Investor Class ($ and shares in full)
  Net Assets                                                     $  269,972,637
  Capital Shares Outstanding (Unlimited Number Authorized)           23,834,758

  Net Asset Value Per Share                                      $        11.33
                                                                 ==============

Advisor Class ($ and shares in full)
  Net Assets                                                     $    6,829,106
  Capital Shares Outstanding (Unlimited Number Authorized)              602,134

  Net Asset Value Per Share                                      $        11.34
                                                                 ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                               (In Thousands,
                                                              Except As Noted)

                                                                   Strong
                                                                 Growth Fund
                                                              ----------------
Assets:
  Investments in Securities, at Value (Cost of $1,446,195)    $      1,796,945
  Receivable for Securities Sold                                        16,654
  Receivable for Fund Shares Sold                                          107
  Dividends and Interest Receivable                                        221
  Variation Margin Receivable                                                6
  Other Assets                                                             173
                                                              ----------------
  Total Assets                                                       1,814,106
Liabilities:
  Payable for Securities Purchased                                      19,769
  Payable for Fund Shares Redeemed                                       2,263
  Payable Upon Return of Securities on Loan                             72,528
  Accrued Operating Expenses and Other Liabilities                         722
                                                              ----------------
  Total Liabilities                                                     95,282
                                                              ----------------
Net Assets                                                    $      1,718,824
                                                              ================
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)               $      2,480,281
  Undistributed Net Investment Income (Loss)                            (7,806)
  Undistributed Net Realized Gain (Loss)                            (1,104,270)
  Net Unrealized Appreciation (Depreciation)                           350,619
                                                              ----------------
  Net Assets                                                  $      1,718,824
                                                              ================
Investor Class ($ and shares in full)
  Net Assets                                                  $  1,399,050,010
  Capital Shares Outstanding (Unlimited Number Authorized)          92,439,130
  Net Asset Value Per Share                                   $          15.13
                                                              ================
Institutional Class ($ and shares in full)
  Net Assets                                                  $    265,234,266
  Capital Shares Outstanding (Unlimited Number Authorized)          17,120,504
  Net Asset Value Per Share                                   $          15.49
                                                              ================
Advisor Class ($ and shares in full)
  Net Assets                                                  $     11,262,141
  Capital Shares Outstanding (Unlimited Number Authorized)             748,422
  Net Asset Value Per Share                                   $          15.05
                                                              ================
Class C ($ and shares in full)
  Net Assets                                                  $        282,507
  Capital Shares Outstanding (Unlimited Number Authorized)              18,749
  Net Asset Value Per Share                                   $          15.07
                                                              ================
Class K ($ and shares in full)
  Net Assets                                                  $     42,995,029
  Capital Shares Outstanding (Unlimited Number Authorized)           2,816,328
  Net Asset Value Per Share                                   $          15.27
                                                              ================

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                                    (In Thousands)

                                                                          Strong       Strong      Strong
                                                                         Blue Chip    Discovery    Endeavor
                                                                           Fund         Fund         Fund
                                                                         ---------    ---------    --------
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding taxes
    of $0, $2 and $0, respectively)                                      $     845    $     583    $     17
  Dividends - Affiliated Issuers                                                --            5          --
  Interest                                                                      43           76           1
                                                                         ---------    ---------    --------
  Total Income                                                                 888          664          18

Expenses:
  Investment Advisory Fees                                                     434          500          16
  Administrative Fees                                                          261          167           6
  Custodian Fees                                                                 6           13           3
  Shareholder Servicing Costs                                                  685          242          14
  Reports to Shareholders                                                      127           48           2
  Brokerage Fees                                                                 2            1          --
  12b-1 Fees                                                                    --           --           5
  Professional Fees                                                              8            8           7
  Federal and State Registration Fees                                            9           11           9
  Other                                                                         42           14           1
                                                                         ---------    ---------    --------
  Total Expenses before Expense Offsets                                      1,574        1,004          63
  Expense Offsets (Note 4)                                                     (46)         (29)        (24)
                                                                         ---------    ---------    --------
  Expenses, Net                                                              1,528          975          39
                                                                         ---------    ---------    --------
Net Investment Income (Loss)                                                  (640)        (311)        (21)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                                  (29,648)       2,873          80
  Net Change in Unrealized Appreciation/Depreciation on Investments         48,041       13,672         481
                                                                         ---------    ---------    --------
Net Gain (Loss) on Investments                                              18,393       16,545         561
                                                                         ---------    ---------    --------
Net Increase (Decrease) in Net Assets Resulting from Operations          $  17,753    $  16,234    $    540
                                                                         =========    =========    ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                                  (In Thousands)

                                                                       Strong       Strong Large   Strong U.S.
                                                                      Large Cap       Company       Emerging
                                                                     Growth Fund    Growth Fund    Growth Fund
                                                                     -----------    -----------    -----------
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding
   taxes of $18, $0 and $0, respectively)                            $     2,310    $       129    $        10
  Dividends - Affiliated Issuers                                               1             --             --
  Interest                                                                   148              7              7
                                                                     -----------    -----------    -----------
  Total Income                                                             2,459            136             17

Expenses:
  Investment Advisory Fees                                                 1,653             88            227
  Administrative Fees                                                        899             35             91
  Custodian Fees                                                              36              3              9
  Shareholder Servicing Costs                                              1,017             16            244
  Reports to Shareholders                                                    173             29             35
  Brokerage Fees                                                               2             --              1
  12b-1 Fees                                                                  --             29             --
  Professional Fees                                                           11            (16)             7
  Federal and State Registration Fees                                         13             16             11
  Other                                                                       46             17              8
                                                                     -----------    -----------    -----------
  Total Expenses before Expense Offsets                                    3,850            217            633
  Expense Offsets (Note 4)                                                   (67)           (40)           (45)
                                                                     -----------    -----------    -----------
  Expenses, Net                                                            3,783            177            588
                                                                     -----------    -----------    -----------
Net Investment Income (Loss)                                              (1,324)           (41)          (571)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                           (3,511)          (102)           842
    Written Options                                                          254             --             --
    Futures Contracts                                                      4,289             --             --
                                                                     -----------    -----------    -----------
    Net Realized Gain (Loss)                                               1,032           (102)           842
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                           78,599          2,973         11,399
    Futures Contracts                                                        306             --             --
                                                                     -----------    -----------    -----------
    Net Change in Unrealized Appreciation/Depreciation                    78,905          2,973         11,399
                                                                     -----------    -----------    -----------
Net Gain (Loss) on Investments                                            79,937          2,871         12,241
                                                                     -----------    -----------    -----------
Net Increase (Decrease) in Net Assets Resulting from Operations      $    78,613    $     2,830    $    11,670
                                                                     ===========    ===========    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                                       (In Thousands)

                                                                             Strong       Strong       Strong
                                                                           Enterprise    Growth 20     Growth
                                                                              Fund         Fund         Fund
                                                                           ----------    ---------    ---------
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding taxes
   of $8, $1 and $73, respectively)                                        $      468    $     163    $   3,202
  Dividends - Affiliated Issuers                                                   --           --           50
  Interest                                                                         71          111          145
                                                                           ----------    ---------    ---------
  Total Income                                                                    539          274        3,397

Expenses (Note 4):
  Investment Advisory Fees                                                        866          936        5,720
  Administrative Fees                                                             343          374        1,969
  Custodian Fees                                                                   11           13           42
  Shareholder Servicing Costs                                                   1,004          743        2,887
  Reports to Shareholders                                                         226          168          487
  12b-1 Fees                                                                        2            8           13
  Other                                                                            74           52          212
                                                                           ----------    ---------    ---------
  Total Expenses before Expense Offsets                                         2,526        2,294       11,330
  Expense Offsets                                                                (327)         (72)        (127)
                                                                           ----------    ---------    ---------
  Expenses, Net                                                                 2,199        2,222       11,203
                                                                           ----------    ---------    ---------
Net Investment Income (Loss)                                                   (1,660)      (1,948)      (7,806)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                                 6,978           31        2,713
    Written Options                                                                --         (460)        (587)
    Futures Contracts                                                              --        1,104          678
                                                                           ----------    ---------    ---------
    Net Realized Gain (Loss)                                                    6,978          675        2,804
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                29,011       27,348      222,675
    Written Options                                                                --           --         (271)
    Futures Contracts                                                              --           --         (131)
                                                                           ----------    ---------    ---------
    Net Change in Unrealized Appreciation/Depreciation                         29,011       27,348      222,273
                                                                           ----------    ---------    ---------
Net Gain (Loss) on Investments                                                 35,989       28,023      225,077
                                                                           ----------    ---------    ---------
Net Increase (Decrease) in Net Assets Resulting from Operations            $   34,329    $  26,075    $ 217,271
                                                                           ==========    =========    =========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      (In Thousands)

                                                                  Strong Blue Chip Fund              Strong Discovery Fund
                                                           ---------------------------------   --------------------------------
                                                           Six Months Ended     Year Ended     Six Months Ended    Year Ended
                                                             June 30, 2003     Dec. 31, 2002    June 30, 2003     Dec. 31, 2002
                                                           ----------------    -------------   ----------------   -------------
                                                              (Unaudited)                        (Unaudited)
Operations:
  Net Investment Income (Loss)                             $           (640)   $      (1,903)  $           (311)  $        (548)
  Net Realized Gain (Loss)                                          (29,648)         (50,225)             2,873         (17,115)
  Net Change in Unrealized Appreciation/Depreciation                 48,041          (40,555)            13,672          (1,218)
                                                           ----------------     ------------   ----------------   -------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                                   17,753          (92,683)            16,234         (18,881)

Distributions from Net Realized Gains                                    --               --                 --          (4,117)

Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                       (37,227)         (43,020)            (2,984)         (1,907)
                                                           ----------------     ------------   ----------------   -------------
Total Increase (Decrease) in Net Assets                             (19,474)        (135,703)            13,250         (24,905)

Net Assets:
  Beginning of Period                                               203,292          338,995            133,361         158,266
                                                           ----------------     ------------   ----------------   -------------
  End of Period                                            $        183,818    $     203,292   $        146,611   $     133,361
                                                           ================     ============   ================   =============
  Undistributed Net Investment Income (Loss)               $           (640)   $          --   $           (304)  $           7

                                                                  Strong Endeavor Fund           Strong Large Cap Growth Fund
                                                           ---------------------------------   --------------------------------
                                                           Six Months Ended     Year Ended     Six Months Ended    Year Ended
                                                             June 30, 2003     Dec. 31, 2002    June 30, 2003     Dec. 31, 2002
                                                           ----------------    -------------   ----------------   -------------
                                                              (Unaudited)                        (Unaudited)
Operations:
  Net Investment Income (Loss)                             $            (21)   $         (57)  $         (1,324)  $      (2,758)
  Net Realized Gain (Loss)                                               80           (1,459)             1,032        (168,104)
  Net Change in Unrealized Appreciation/Depreciation                    481             (232)            78,905        (103,040)
                                                           ----------------    -------------   ----------------   -------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                                      540           (1,748)            78,613        (273,902)

Distributions from Net Investment Income                                 --               --                 --              --

Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                           769             (794)           (18,343)       (113,540)
                                                           ----------------    -------------   ----------------   -------------
Total Increase (Decrease) in Net Assets                               1,309           (2,542)            60,270        (387,442)

Net Assets:
  Beginning of Period                                                 3,675            6,217            588,894         976,336
                                                           ----------------    -------------   ----------------   -------------
  End of Period                                            $          4,984    $       3,675   $        649,164   $     588,894
                                                           ================    =============   ================   =============
  Undistributed Net Investment Income (Loss)               $            (21)   $          --   $         (1,324)  $          --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                  (In Thousands)

                                                                                                         Strong U.S. Emerging
                                                       Strong Large Company Growth Fund                       Growth Fund
                                               -------------------------------------------------   --------------------------------

                                               Six Months Ended   Period Ended      Year Ended     Six Months Ended    Year Ended
                                                June 30, 2003     Dec. 31, 2002   Sept. 30, 2002    June 30, 2003     Dec. 31, 2002
                                               ----------------   -------------   --------------   ----------------   -------------
                                                  (Unaudited)                                        (Unaudited)
Operations:
  Net Investment Income (Loss)                 $            (41)  $          14   $          703   $           (571)  $      (1,384)
  Net Realized Gain (Loss)                                 (102)         (1,310)          (4,671)               842         (22,207)
  Net Change in Unrealized Appreciation/
   Depreciation                                           2,973           2,206              653             11,399          (8,450)
                                               ----------------   -------------   --------------   ----------------   -------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                              2,830             910           (3,315)            11,670         (32,041)

Distributions:
  From Net Investment Income                                (14)            (77)            (631)                --              --
  From Net Realized Gains                                    --              --              (69)                --              --
                                               ----------------   -------------   --------------   ----------------   -------------
  Total Distributions                                       (14)            (77)            (700)                --              --
Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                             9,327           2,321          (10,937)             3,998           4,156
                                               ----------------   -------------   --------------   ----------------   -------------
Total Increase (Decrease) in Net Assets                  12,143           3,154          (14,952)            15,668         (27,885)

Net Assets:
  Beginning of Period                                    21,375          18,221           33,173             58,414          86,299
                                               ----------------   -------------   --------------   ----------------   -------------
  End of Period                                $         33,518   $      21,375   $       18,221   $         74,082   $      58,414
                                               ================   =============   ==============   ================   =============
  Undistributed Net Investment Income (Loss)   $            (41)  $          14   $           77   $           (571)  $          --

                                                                 Strong Enterprise Fund             Strong Growth 20 Fund
                                                           ---------------------------------   --------------------------------
                                                           Six Months Ended     Year Ended     Six Months Ended    Year Ended
                                                             June 30, 2003     Dec. 31, 2002    June 30, 2003     Dec. 31, 2002
                                                           ----------------    -------------   ----------------   -------------
                                                             (Unaudited)                         (Unaudited)
Operations:
  Net Investment Income (Loss)                             $         (1,660)   $      (4,456)  $         (1,948)  $      (3,854)
  Net Realized Gain (Loss)                                            6,978          (68,214)               675         (42,684)
  Net Change in Unrealized Appreciation/Depreciation                 29,011          (28,578)            27,348         (53,067)
                                                           ----------------    -------------   ----------------   -------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                                   34,329         (101,248)            26,075         (99,605)

Distributions from Net Investment Income                                 --               --                 --              --

Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                        (6,292)         (42,799)            60,517         (81,964)
                                                           ----------------    -------------   ----------------   -------------
Total Increase (Decrease) in Net Assets                              28,037         (144,047)            86,592        (181,569)

Net Assets:
  Beginning of Period                                               229,356          373,403            190,210         371,779
                                                           ----------------    -------------   ----------------   -------------
  End of Period                                            $        257,393    $     229,356   $        276,802   $     190,210
                                                           ================    =============   ================   =============
  Undistributed Net Investment Income (Loss)               $         (1,660)   $          --   $         (1,948)  $          --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                       (In Thousands)

                                                                                    Strong Growth Fund
                                                                             --------------------------------
                                                                             Six Months Ended    Year Ended
                                                                              June 30, 2003     Dec. 31, 2002
                                                                             ----------------   -------------
                                                                              (Unaudited)
Operations:
  Net Investment Income (Loss)                                               $         (7,806)  $     (19,533)
  Net Realized Gain (Loss)                                                              2,804        (268,584)
  Net Change in Unrealized Appreciation/Depreciation                                  222,273        (230,635)
                                                                             ----------------   -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                     217,271        (518,752)

Distributions from Net Investment Income                                                   --              --

Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                27,239        (115,867)
                                                                             ----------------   -------------
Total Increase (Decrease) in Net Assets                                               244,510        (634,619)

Net Assets:
  Beginning of Period                                                               1,474,314       2,108,933
                                                                             ----------------   -------------
  End of Period                                                              $      1,718,824   $   1,474,314
                                                                             ================   =============
  Undistributed Net Investment Income (Loss)                                 $         (7,806)  $          --

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Growth Funds (the "Funds"), which include the following Funds, each with its own investment objectives and policies:
     - Strong Blue Chip Fund/(1)/ (a series of Strong Conservative Equity Funds, Inc.)
     -  Strong Discovery Fund/(1)/ (a series of Strong Discovery Fund, Inc.)
     -  Strong Endeavor Fund/(1)/ (a series of Strong Opportunity Fund, Inc.)
     - Strong Large Cap Growth Fund/(1)/ (a series of Strong Large Cap Growth Fund, Inc.)
     - Strong Large Company Growth Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong U.S. Emerging Growth Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     -  Strong Enterprise Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     -  Strong Growth 20 Fund/(2)/ (a series of Strong Equity Funds, Inc.)
     -  Strong Growth Fund/(1)/ (a series of Strong Equity Funds, Inc.)
        /(1)/  Diversified Fund.
        /(2)/  Non-diversified Fund.

     Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

     Investor Class shares are available to the general public, Institutional Class shares are available only to investors that meet certain higher minimum investment minimums, Advisor Class shares and Class C shares are available only through financial professionals and Class K shares are available only through programs managed by Strong Capital Management, Inc. (the "Advisor"). Strong Blue Chip Fund, Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund and Strong U.S. Emerging Growth Fund offer Investor Class shares. Strong Large Company Growth Fund offers Investor Class and Class K shares. Strong Enterprise Fund offers Investor Class, Institutional Class, Advisor Class and Class K shares. Strong Growth 20 Fund offers Investor Class and Advisor Class shares. Strong Growth Fund offers Investor Class, Institutional Class, Advisor Class, Class C and Class K shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     After the close of business on June 30, 2003, Strong Enterprise Fund issued an additional class of shares: Institutional Class Shares.

     After the close of business on June 30, 2003, Strong Large Company Growth Fund implemented a multi-class structure whereby the Fund is authorized to offer two classes of shares: Investor Class and Class K. Shares outstanding prior to June 30, 2003 were designated as Investor Class shares.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted and illiquid securities at June 30, 2003.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Strong Discovery Fund, Strong Endeavor Fund, Strong U.S. Emerging Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund and Strong Growth Fund generally pay dividends from net investment income and distribute net capital gains, if any, that they realize at least annually. Strong Large Cap Growth Fund, Strong Large Company Growth Fund and Strong Blue Chip Fund generally pay dividends from net investment income and distribute net capital gains, if any, that they realize quarterly.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying assets fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

     (E) Futures -- Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Advisor has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (M) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest.

          At June 30, 2003, Strong Discovery Fund, Strong Large Cap Growth Fund, Strong Enterprise Fund and Strong Growth Fund had securities with a market value of $13,172,789, $27,664,700, $29,767,155 and $70,683,224,
          respectively, on loan and had received $13,616,491, $28,500,650, $30,865,301 and $72,528,472, respectively, in collateral (both included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest in the Statements of Operations. For the six months ended June 30, 2003, this securities lending income totaled $6,892, $7,919, $13,125 and $21,100, respectively.

          The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security.

     (N) Expenses -- The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

     (Q) Redemption Fees -- Investor Class shares of Strong Large Company Growth Fund held for less than one year are subject to a redemption fee of 1.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund. The amount collected for the six months ended June 30, 2003 was $3,621.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the "Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                                       Administrative Fees
                                                              ----------------------------------------------------------------------
                                             Advisory Fees    Investor Class   Institutional Class   Advisor Class  Class C  Class K
                                             -------------    --------------   -------------------   -------------  -------  -------
     Strong Blue Chip Fund                       0.50%                  0.30%          *                   *             *        *
     Strong Discovery Fund                       0.75%                  0.25%          *                   *             *        *
     Strong Endeavor Fund                        0.75%/(1)/             0.30%          *                   *             *        *
     Strong Large Cap Growth Fund                0.60%/(2)/             0.30%          *                   *             *        *
     Strong Large Company Growth Fund            0.75%/(1)/             0.30%          *                   *             *        *
     Strong U.S. Emerging Growth Fund            0.75%/(1)/             0.30%          *                   *             *        *
     Strong Enterprise Fund                      0.75%/(1)/             0.30%          *                0.30%            *     0.25%
     Strong Growth 20 Fund                       0.75%/(1)/             0.30%          *                0.30%            *        *
     Strong Growth Fund                          0.75%/(1)/             0.30%       0.02%               0.30%         0.30%    0.25%

        * Does not offer share class.
     /(1)/ The investment advisory fees are 0.75% for the first $4 billion in net assets, 0.725% for the next $2 billion, and 0.70% for net assets $6 billion and above.
     /(2)/ The investment advisory fees are 0.60% of the first $35 million in net assets and 0.55% for net assets $35 million and above.

     The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Funds' Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for the Investor Class shares of the Strong Large Company Growth Fund to keep Total Annual Operating Expenses at no more than 1.50%. This agreement may only be terminated by the Board of Directors of the Funds. The Advisor and/or Administrator has contractually agreed to waive and/or absorb expenses until May 1, 2004, to keep Total Annual Operating Expenses of the Investor Class of Strong Endeavor Fund at no more than 2.00%, the Investor Class of Strong Enterprise Fund at no more than 2.00%, Class K of Strong Enterprise Fund at no more than 1.20% and Class K of Strong Growth Fund at no more than 0.99%. Transfer agent and related service fees for the Investor Class are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional Class, Advisor Class, Class C and Class K are paid at an annual rate of 0.015%, 0.20%, 0.20% and 0.20%, respectively, of the average daily net asset value of each respective class. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

     Next Century Growth Investors, LLC ("Next Century Growth"), an affiliate of the Advisor, manages the investments of Strong U.S. Emerging Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     Strong Endeavor Fund, Strong Large Company Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund and Strong Growth Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of the Investor Class shares of Strong Endeavor Fund and Strong Large Company Growth Fund, the Advisor Class shares of Strong Enterprise Fund, Strong Growth 20 Fund and Strong Growth Fund and the Class C shares of Strong Growth Fund. Under the plan, Strong Investments, Inc. (the "Distributor," and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Investor Class shares and the Advisor Class shares and 1.00% for Class C shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Class' shares. See Note 4.

     Strong Growth Fund's Class C shares have a 1.00% contingent deferred sales charge if shares are sold within one year of their original purchase date. For the six months ended June 30, 2003, the Distributor received no aggregate contingent deferred sales charges from the redemption of Class C shares for Strong Growth Fund. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. Sales charges may be waved in limited circumstances.

     The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

--------------------------------------------------------------------------------

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2003, is as follows:

                                            Payable to/
                                         (Receivable from)
                                             Advisor or      Shareholder Servicing    Transfer Agency     Unaffiliated
                                         Administrator at     and Other Expenses          Banking          Directors'
                                           June 30, 2003     Paid to Administrator   Charges/(Credits)       Fees
                                         -----------------   ---------------------   -----------------    ------------
     Strong Blue Chip Fund               $         123,773   $          686,776      $          9,154     $      4,724
     Strong Discovery Fund                          37,618              242,123                   884            2,618
     Strong Endeavor Fund                            2,431               13,720                    16              323
     Strong Large Cap Growth Fund                  179,407            1,018,979                13,385           13,462
     Strong Large Company Growth Fund                2,335               16,168                 1,853              599
     Strong U.S. Emerging Growth Fund               65,167              245,622                 1,397            1,426
     Strong Enterprise Fund                        289,232            1,007,658                10,108            5,311
     Strong Growth 20 Fund                         139,196              745,803                 7,084            4,698
     Strong Growth Fund                            585,236            2,892,854                26,852           31,038

4.   Expenses and Expense Offsets

     For the six months ended June 30, 2003, the class specific expenses are as follows:

                                        Administrative     Shareholder      Reports to
                                             Fees        Servicing Costs   Shareholders   12b-1 Fees    Other
                                        --------------   ---------------   ------------   ----------   --------
     Strong Enterprise Fund
       Investor Class                   $      324,593   $       989,400   $    224,413   $       --   $ 12,209
       Advisor Class                             1,984             1,344            321        1,653         31
       Class K                                  16,736            13,417          1,073           --      1,365
     Strong Growth 20 Fund
       Investor Class                          364,237           736,686        166,684           --      9,475
       Advisor Class                             9,589             6,411          1,034        7,991        314
     Strong Growth Fund
       Investor Class                        1,893,462         2,829,513        383,034           --     18,299
       Institutional Class                      22,261            17,267        101,655           --     13,275
       Advisor Class                            15,042            10,079          1,777       12,535        228
       Class C                                     225               154            180          755         18
       Class K                                  37,810            30,135              7           --        737

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     For the six months ended June 30, 2003, the expense offsets are as follows:

                                          Expense       Directed
                                        Waivers and    Brokerage      Earnings
                                        Absorptions     Credits       Credits
                                        -----------    ----------    ----------
     Strong Blue Chip Fund              $        --    $  (45,755)   $     (143)
     Strong Discovery Fund                       --       (28,755)         (168)
     Strong Endeavor Fund                   (22,754)         (909)           (2)
     Strong Large Cap Growth Fund                --       (63,181)       (3,633)
     Strong Large Company Growth Fund       (40,413)           --           (10)
     Strong U.S. Emerging Growth Fund       (36,854)       (7,474)         (342)
     Strong Enterprise Fund
       Investor Class                      (292,992)           --            --
       Advisor Class                             --            --            --
       Class K                               (6,829)           --            --
       Fund Level                                --       (27,080)         (323)
     Strong Growth 20 Fund
       Investor Class                       (43,872)           --            --
       Advisor Class                             --            --            --
       Fund Level                                --       (27,061)         (929)
     Strong Growth Fund
       Investor Class                            --            --            --
       Institutional Class                       --            --            --
       Advisor Class                             --            --            --
       Class C                                   (4)           --            --
       Class K                              (37,755)           --            --
       Fund Level                                --       (88,144)       (1,473)

5.   Investments in Affiliates

     Affiliated issuers, as defined under the 1940 Act, include any fund in the Strong Family of Funds and any issuer in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended June 30, 2003 is as follows:

                                         Balance of         Gross         Gross Sales      Balance of      Value     Dividend Income
                                        Shares Held       Purchases          and          Shares Held     June 30,    Jan. 1, 2003 -
                                        Jan. 1, 2003    and Additions     Reductions     June 30, 2003      2003      June 30, 2003
                                        ------------    -------------    ------------    -------------    --------   ---------------
     Strong Discovery Fund
     ---------------------
     Strong Heritage Money Fund -
      Institutional Class                  1,000,000               --      (1,000,000)              --    $     --   $     5,291
     Strong Large Cap Growth Fund
     ----------------------------
     Strong Heritage Money Fund -
      Institutional Class                  6,200,000               --      (6,200,000)              --          --         1,113
     Strong Growth Fund
     ------------------
     Strong Heritage Money Fund -
      Institutional Class                 12,700,000               --     (12,700,000)              --          --        50,219

--------------------------------------------------------------------------------

6.   Capital Share Transactions

                                                                Strong Blue Chip Fund               Strong Discovery Fund
                                                           ---------------------------------   --------------------------------
                                                           Six Months Ended     Year Ended     Six Months Ended     Year Ended
                                                             June 30, 2003     Dec. 31, 2002    June 30, 2003     Dec. 31, 2002
                                                           ----------------    -------------   ----------------   --------------
                                                             (Unaudited)                         (Unaudited)
Capital Share Transactions of Each of the
 Funds Were as Follows:
  Proceeds from Shares Sold                                $     26,829,996    $  58,579,917   $     35,410,764   $  106,826,156
  Proceeds from Reinvestment of Distributions                            --               --                 --        4,008,647
  Payment for Shares Redeemed                                   (64,057,213)    (101,599,557)       (38,395,150)    (112,742,042)
                                                           ----------------    -------------   ----------------   --------------
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                         $    (37,227,217)   $ (43,019,640)  $     (2,984,386)  $   (1,907,239)
                                                           ================    =============   ================   ==============
Transactions in Shares of Each of the
 Funds Were as Follows:
  Sold                                                            3,084,425        5,467,305          2,407,960        6,929,360
  Issued in Reinvestment of Distributions                                --               --                 --          235,942
  Redeemed                                                       (7,260,945)      (9,308,147)        (2,624,870)      (7,318,812)
                                                           ----------------    -------------   ----------------   --------------
  Net Increase (Decrease) in Shares                              (4,176,520)      (3,840,842)          (216,910)        (153,510)
                                                           ================    =============   ================   ==============

                                                                 Strong Endeavor Fund            Strong Large Cap Growth Fund
                                                           ---------------------------------   ---------------------------------
                                                           Six Months Ended     Year Ended     Six Months Ended     Year Ended
                                                             June 30, 2003     Dec. 31, 2002    June 30, 2003     Dec. 31, 2002
                                                           ----------------    -------------   ----------------   --------------
                                                             (Unaudited)                         (Unaudited)
Capital Share Transactions of Each of the
 Funds Were as Follows:
  Proceeds from Shares Sold                                $      2,010,130    $   2,639,463   $     96,054,603   $   92,753,828
  Proceeds from Reinvestment of Distributions                            --               --                 --               --
  Payment for Shares Redeemed                                    (1,241,361)      (3,433,944)      (114,397,959)    (206,294,132)
                                                           ----------------    -------------   ----------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                              $        768,769    $    (794,481)  $    (18,343,356)  $ (113,540,304)
                                                           ================    =============   ================   ==============
Transactions in Shares of Each of the
 Funds Were as Follows:
  Sold                                                              267,253          297,527          5,567,833        5,153,796
  Issued in Reinvestment of Distributions                                --               --                 --               --
  Redeemed                                                         (166,530)        (400,627)        (6,639,645)     (10,941,355)
                                                           ----------------    -------------   ----------------   --------------
  Net Increase (Decrease) in Shares                                 100,723         (103,100)        (1,071,812)      (5,787,559)
                                                           ================    =============   ================   ==============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                Strong Large Company
                                                                     Growth Fund
                                               ----------------------------------------------------
                                               Six Months Ended     Period Ended       Year Ended
                                                June 30, 2003      Dec. 31, 2002    Sept. 30, 2002
                                               ----------------    --------------   ---------------
                                                  (Unaudited)
Capital Share Transactions of
 the Fund Were as Follows:
  Proceeds from Shares Sold                    $     14,720,357    $    4,988,912    $    5,920,297
  Proceeds from Reinvestment
   of Distributions                                      12,085            66,475           607,929
  Proceeds from Redemption fees                           3,621                --                --
  Payment for Shares Redeemed                        (5,408,932)       (2,734,805)      (17,465,133)
                                               ----------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                  $      9,327,131    $    2,320,582    $  (10,936,907)
                                               ================    ==============    ==============
Transactions in Shares of Each of the
 Fund Were as Follows:
  Sold                                                1,287,021           470,973           467,109
  Issued in Reinvestment of Distributions                 1,118             6,242            49,733
  Redeemed                                             (491,282)         (248,984)       (1,466,404)
                                               ----------------    --------------    --------------
  Net Increase (Decrease) in Shares                     796,857           228,231          (949,562)
                                               ================    =============     ==============

                                                Strong U.S. Emerging Growth Fund
                                                -------------------------------
                                                Six Months Ended   Year Ended
                                                 June 30, 2003    Dec. 31, 2002
                                                ----------------  -------------
                                                  (Unaudited)
Capital Share Transactions of the Fund
 Were as Follows:
  Proceeds from Shares Sold                     $     30,834,181  $ 120,177,180
  Proceeds from Reinvestment of Distributions                 --             --
  Payment for Shares Redeemed                        (26,836,376)  (116,020,955)
                                                ----------------  -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                   $      3,997,805  $   4,156,225
                                                ================  =============
Transactions in Shares of the Fund
 Were as Follows:
  Sold                                                 3,007,722      9,702,326
  Issued in Reinvestment of Distributions                     --             --
  Redeemed                                            (2,649,670)    (9,562,612)
                                                ----------------  -------------
  Net Increase (Decrease) in Shares of the Fund          358,052        139,714
                                                ================  =============

--------------------------------------------------------------------------------

                                                    Strong Enterprise Fund
                                               --------------------------------
                                               Six Months Ended    Year Ended
                                                June 30, 2003     Dec. 31, 2002
                                               ----------------   -------------
                                                 (Unaudited)

Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                    $     27,840,482   $ 101,776,889
  Proceeds from Reinvestment of Distributions                --              --
  Payment for Shares Redeemed                       (44,623,157)   (148,882,956)
                                               ----------------   -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                       (16,782,675)    (47,106,067)

ADVISOR CLASS
  Proceeds from Shares Sold                             329,630         849,133
  Proceeds from Reinvestment of Distributions                --              --
  Payment for Shares Redeemed                          (138,483)       (481,554)
                                               ----------------   -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                           191,147         367,579

CLASS K
  Proceeds from Shares Sold                          11,249,188       4,310,980
  Proceeds from Reinvestment of Distributions                --              --
  Payment for Shares Redeemed                          (949,329)       (371,572)
                                               ----------------   -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                        10,299,859       3,939,408
                                               ----------------   -------------

Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                    $     (6,291,669)  $ (42,799,080)
                                               ================   =============

Transactions in Shares of Each Class of
 the Fund Were as Follows:

INVESTOR CLASS
  Sold                                                1,685,336       5,339,599
  Issued in Reinvestment of Distributions                    --              --
  Redeemed                                           (2,735,391)     (8,049,574)
                                               ----------------   -------------
  Net Increase (Decrease) in Shares                  (1,050,055)     (2,709,975)
                                               ================   =============

ADVISOR CLASS
   Sold                                                  19,140          44,794
   Issued in Reinvestment of Distributions                   --              --
   Redeemed                                              (8,377)        (26,641)
                                               ----------------   -------------
  Net Increase (Decrease) in Shares                      10,763          18,153
                                               ================   =============

CLASS K
  Sold                                                  703,001         270,110
  Issued in Reinvestment of Distributions                    --              --
  Redeemed                                              (56,290)        (23,597)
                                               ----------------   -------------
  Net Increase (Decrease) in Shares                     646,711         246,513
                                               ================   =============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)


                                                     Strong Growth 20 Fund
                                                -------------------------------
                                                  Six Months
                                                    Ended          Year Ended
                                                June 30, 2003     Dec. 31, 2002
                                                -------------    --------------
                                                 (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                     $ 194,290,209    $   37,975,224
  Proceeds from Reinvestment of Distributions              --                --
  Payment for Shares Redeemed                    (133,290,310)     (119,329,093)
                                                -------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                      60,999,899       (81,353,869)

ADVISOR CLASS
  Proceeds from Shares Sold                           591,759         2,702,059
  Proceeds from Reinvestment of Distributions              --                --
  Payment for Shares Redeemed                      (1,074,680)       (3,312,180)
                                                -------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                        (482,921)         (610,121)
                                                -------------    --------------

Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                     $  60,516,978    $  (81,963,990)
                                                =============    ==============

Transactions in Shares of Each Class of
 the Fund Were as Follows:

INVESTOR CLASS
  Sold                                             18,592,500         3,076,476
  Issued in Reinvestment of Distributions                  --                --
  Redeemed                                        (12,775,830)       (9,577,471)
                                                -------------    --------------
  Net Increase (Decrease) in Shares                 5,816,670        (6,500,995)
                                                =============    ==============

ADVISOR CLASS
  Sold                                                 55,446           218,805
  Issued in Reinvestment of Distributions                  --                --
  Redeemed                                           (102,407)         (279,312)
                                                -------------    --------------
  Net Increase (Decrease) in Shares                   (46,961)          (60,507)
                                                =============    ==============

-------------------------------------------------------------------------------

                                                      Strong Growth Fund
                                                -------------------------------
                                                  Six Months
                                                    Ended          Year Ended
                                                June 30, 2003     Dec. 31, 2002
                                                -------------    --------------
                                                 (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                     $ 118,486,992    $  212,362,800
  Proceeds from Reinvestment of Distributions              --                --
  Payment for Shares Redeemed                    (153,804,796)     (501,568,269)
                                                -------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                     (35,317,804)     (289,205,469)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                        45,894,311       176,034,058
  Proceeds from Reinvestment of Distributions              --                --
  Payment for Shares Redeemed                      (9,043,731)      (15,602,302)
                                                -------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                      36,850,580       160,431,756

ADVISOR CLASS
  Proceeds from Shares Sold                         1,892,076         4,515,364
  Proceeds from Reinvestment of Distributions              --                --
  Payment for Shares Redeemed                      (1,796,068)       (5,576,741)
                                                -------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                          96,008        (1,061,377)

CLASS C
  Proceeds from Shares Sold                           159,871           100,000
  Proceeds from Reinvestment of Distributions              --                --
  Payment for Shares Redeemed                              --                --
                                                -------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                         159,871           100,000

CLASS K
  Proceeds from Shares Sold                        27,724,393        15,492,888
  Proceeds from Reinvestment of Distributions              --                --
  Payment for Shares Redeemed                      (2,274,008)       (1,625,166)
                                                -------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                      25,450,385        13,867,722
                                                -------------    --------------

Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                     $  27,239,040    $ (115,867,368)
                                                =============    ==============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                       Strong Growth Fund
                                                -------------------------------
                                                  Six Months
                                                    Ended          Year Ended
                                                June 30, 2003     Dec. 31, 2002
                                                -------------    --------------
                                                 (Unaudited)
Transactions in Shares of Each Class of
 the Fund Were as Follows:

INVESTOR CLASS
  Sold                                              8,629,281        13,789,094
  Issued in Reinvestment of Distributions                  --                --
  Redeemed                                        (11,261,094)      (33,083,023)
                                                -------------    --------------
  Net Increase (Decrease) in Shares                (2,631,813)      (19,293,929)
                                                =============    ==============
INSTITUTIONAL CLASS
  Sold                                              3,276,156        11,454,780
  Issued in Reinvestment of Distributions                  --                --
  Redeemed                                           (623,870)       (1,053,015)
                                                -------------    --------------
  Net Increase (Decrease) in Shares                 2,652,286        10,401,765
                                                =============    ==============
ADVISOR CLASS
  Sold                                                139,392           292,723
  Issued in Reinvestment of Distributions                  --                --
  Redeemed                                           (134,062)         (362,829)
                                                -------------    --------------
  Net Increase (Decrease) in Shares                     5,330           (70,106)
                                                =============    ==============
CLASS C
  Sold                                                 11,308             7,441
  Issued in Reinvestment of Distributions                  --                --
  Redeemed                                                 --                --
                                                -------------    --------------
  Net Increase (Decrease) in Shares                    11,308             7,441
                                                =============    ==============
CLASS K
  Sold                                              1,995,174         1,111,771
  Issued in Reinvestment of Distributions                  --                --
  Redeemed                                           (165,277)         (125,340)
                                                -------------    --------------
  Net Increase (Decrease) in Shares                 1,829,897           986,431
                                                =============    ==============

--------------------------------------------------------------------------------

7.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC. At June 30, 2003, there were no outstanding borrowings by the Funds under the LOC.

8.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2003, were as follows:

                                                Purchases            Sales
                                             ---------------    ---------------
     Strong Blue Chip Fund                   $   299,051,111    $   325,357,201
     Strong Discovery Fund                       221,759,467        211,703,740
     Strong Endeavor Fund                          5,567,151          4,818,290
     Strong Large Cap Growth Fund                733,465,887        717,490,891
     Strong Large Company Growth Fund             32,122,599         22,782,262
     Strong U.S. Emerging Growth Fund             40,220,778         37,883,674
     Strong Enterprise Fund                      293,911,598        297,973,014
     Strong Growth 20 Fund                       518,072,585        445,510,692
     Strong Growth Fund                        1,304,256,009      1,229,159,567

     There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2003.

9.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of June 30, 2003:

                                                                                                 Net Unrealized
                                                                  Gross            Gross          Appreciation/
                                               Cost of         Unrealized        Unrealized      (Depreciation)
                                             Investments      Appreciation     (Depreciation)    on Investments
                                           --------------    --------------    --------------    --------------
     Strong Blue Chip Fund                 $  167,696,338    $   17,501,213    $     (601,981)   $   16,899,232
     Strong Discovery Fund                    161,983,634        10,895,616        (2,265,341)        8,630,275
     Strong Endeavor Fund                       4,630,521           422,519           (51,321)          371,198
     Strong Large Cap Growth Fund             635,682,566        55,672,407        (2,471,594)       53,200,813
     Strong Large Company Growth Fund          33,352,929         2,050,672          (212,174)        1,838,498
     Strong U.S. Emerging Growth Fund          55,415,091        19,182,610          (281,978)       18,900,632
     Strong Enterprise Fund                   262,369,080        31,329,049        (4,316,984)       27,012,065
     Strong Growth 20 Fund                    255,147,318        30,082,963          (852,476)       29,230,487
     Strong Growth Fund                     1,503,093,098       300,344,254        (6,492,245)      293,852,009

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                               Net Capital
                                                  Loss          Post-October
                                               Carryovers          Losses
                                             ---------------    ------------
     Strong Blue Chip Fund                   $   148,316,882    $ 19,188,881
     Strong Discovery Fund                        10,213,054       2,813,003
     Strong Endeavor Fund                          2,282,631              --
     Strong Large Cap Growth Fund                529,198,023       3,123,094
     Strong Large Company Growth Fund              9,760,514         238,951
     Strong U.S. Emerging Growth Fund             66,963,119       1,378,784
     Strong Enterprise Fund                      359,801,272       6,101,892
     Strong Growth 20 Fund                       400,383,836       5,491,494
     Strong Growth Fund                        1,024,645,734      10,651,183

10.  Special Meeting of Shareholders of Strong Advisor Mid Cap Growth Fund

     On August 1, 2003, the Strong Advisor Mid Cap Growth Fund's and Strong Growth Fund's Board of Directors approved the reorganization of the Strong Advisor Mid Cap Growth Fund into the Strong Growth Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003. Effective after the close of the market on August 22, 2003 the Strong Advisor Mid Cap Growth Fund is closed to new investors.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG BLUE CHIP FUND
--------------------------------------------------------------------------------

                                                                                   Period Ended
                                              ------------------------------------------------------------------------------------
                                              June 30,     Dec. 31,    Dec. 31,    Dec. 31,    Oct. 31,    Oct. 31,       Oct. 31,
Selected Per-Share Data/(a)/                  2003/(b)/      2002        2001      2000/(d)/     2000        1999           1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    8.62    $  12.36    $  16.56    $  20.99    $  18.10    $  13.24       $  10.39

Income From Investment Operations:
  Net Investment Income (Loss)                    (0.03)      (0.08)      (0.06)      (0.01)      (0.09)      (0.04)          0.10
  Net Realized and Unrealized Gains
   (Losses) on Investments                         0.88       (3.66)      (4.14)      (3.42)       2.98        4.90           2.86
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 0.85       (3.74)      (4.20)      (3.43)       2.89        4.86           2.96

Less Distributions:
  From Net Investment Income                         --          --          --          --          --       (0.00)/(c)/    (0.11)
  From Net Realized Gains                            --          --          --       (1.00)         --          --             --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                --          --          --       (1.00)         --       (0.00)/(c)/    (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    9.47    $   8.62    $  12.36    $  16.56    $  20.99    $  18.10       $  13.24
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                     +9.9%      -30.3%      -25.4%      -16.4%      +16.0%      +36.7%         +28.6%
  Net Assets, End of Period (In Millions)     $     184    $    203    $    339    $    499    $    616    $    485       $     90
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                           1.8%*       1.6%        1.4%        1.1%*       1.1%        1.2%           1.3%
  Ratio of Expenses to Average Net Assets           1.8%*       1.6%        1.4%        1.1%*       1.1%        1.2%           0.6%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                           (0.7%)*     (0.7%)      (0.4%)      (0.2%)*     (0.5%)      (0.3%)          0.7%
  Portfolio Turnover Rate                         180.2%      214.0%      203.9%       21.2%       67.9%       75.4%          46.5%

STRONG DISCOVERY FUND
--------------------------------------------------------------------------------

                                                                           Period Ended
                                              ---------------------------------------------------------------------
                                               June 30,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                  2003/(b)/      2002        2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $   14.42    $  16.84    $  16.39    $  18.64    $  17.95    $  17.00
Income From Investment Operations:
  Net Investment Income (Loss)                    (0.03)      (0.06)      (0.08)       0.06       (0.17)      (0.07)
  Net Realized and Unrealized Gains
   (Losses) on Investments                         1.85       (1.91)       0.76        0.51        1.08        1.26
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 1.82       (1.97)       0.68        0.57        0.91        1.19
Less Distributions:
  From Net Investment Income                         --          --          --       (0.04)         --          --
  From Net Realized Gains                            --       (0.45)      (0.23)      (2.78)      (0.22)      (0.24)
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                                --       (0.45)      (0.23)      (2.82)      (0.22)      (0.24)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $   16.24    $  14.42    $  16.84    $  16.39    $  18.64    $  17.95
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                    +12.6%      -12.1%       +4.2%       +4.0%       +5.3%       +7.0%
  Net Assets, End of Period (In Millions)     $     147    $    133    $    158    $    165    $    187    $    322
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                           1.5%*       1.5%        1.5%        1.5%        1.4%        1.3%
  Ratio of Expenses to Average Net Assets           1.5%*       1.5%        1.5%        1.5%        1.4%        1.3%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                              (0.5%)*     (0.4%)      (0.5%)       0.3%       (0.7%)      (0.4%)
  Portfolio Turnover Rate                         169.2%      420.0%      501.7%      481.8%      214.0%      185.9%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2003 (unaudited).
  (c) Amount calculated is less than $0.005.
  (d) In 2000, the Fund changed its fiscal year-end from October to December.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ENDEAVOR FUND
--------------------------------------------------------------------------------

                                                                 Period Ended
                                                   ----------------------------------------
                                                    June 30,       Dec. 31,        Dec. 31,
Selected Per-Share Data/(a)/                        2003/(b)/        2002         2001/(e)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     7.03     $     9.94     $    10.00

Income From Investment Operations:
  Net Investment Income (Loss)                          (0.03)         (0.11)         (0.06)/(c)/
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           1.00          (2.80)          0.00/(d)/
-------------------------------------------------------------------------------------------
  Total from Investment Operations                       0.97          (2.91)         (0.06)

Less Distributions:
  From Net Investment Income                               --             --             --
-------------------------------------------------------------------------------------------
  Total Distributions                                      --             --             --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     8.00     $     7.03     $     9.94
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                          +13.8%         -29.3%          -0.6%
  Net Assets, End of Period (In Millions)          $        5     $        4     $        6
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                        3.0%*          2.7%           3.1%*
  Ratio of Expenses to Average Net Assets                 1.9%*          1.9%           2.2%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                    (1.0%)*        (1.2%)         (1.2%)*
  Portfolio Turnover Rate                               117.1%         416.8%         391.8%

STRONG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                                                Period Ended
                                           ------------------------------------------------------------------------------------
                                           June 30,    Dec. 31,     Dec. 31,        Dec. 31,   Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/               2003/(b)/     2002         2001         2000/(f)/     2000        1999        1998
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   16.51   $   23.55    $  34.77       $   45.49   $  41.52    $  29.10    $  32.66

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.04)      (0.08)      (0.02)           0.01      (0.16)      (0.03)       0.13
  Net Realized and Unrealized Gains
  (Losses) on Investments                       2.29       (6.96)     (11.20)          (4.81)     12.01       12.84        3.44
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations              2.25       (7.04)     (11.22)          (4.80)     11.85       12.81        3.57
Less Distributions:
  From Net Investment Income                      --          --       (0.00)/(d)/        --         --          --       (0.14)
  In Excess of Net Investment Income              --          --          --              --         --       (0.01)         --
  From Net Realized Gains                         --          --          --           (5.92)     (7.88)      (0.38)      (6.89)
  In Excess of Net Realized Gains                 --          --          --              --         --          --       (0.10)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                             --          --       (0.00)/(d)/     (5.92)     (7.88)      (0.39)      (7.13)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   18.76   $   16.51    $  23.55       $   34.77   $  45.49    $  41.52    $  29.10
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
  Total Return                                 +13.6%      -29.9%      -32.3%          -10.3%     +28.1%      +44.3%      +13.6%
  Net Assets, End of Period (In Millions)  $     649   $     589    $    976       $   1,574   $  1,769    $  1,253    $    863
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        1.3%*       1.2%        1.1%            1.0%*      1.0%        1.0%        1.0%
  Ratio of Expenses to Average Net Assets        1.3%*       1.2%        1.1%            1.0%*      1.0%        1.0%        1.0%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (0.4%)*     (0.4%)      (0.1%)           0.1%*     (0.4%)      (0.1%)       0.4%
  Portfolio Turnover Rate                      123.6%      443.2%      468.7%           68.6%     455.0%      402.3%      267.8%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2003 (unaudited).
  (c) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
  (d) Amount calculated is less than $0.005.
  (e) For the period from April 9, 2001 (public launch date) to December 31,
      2001.
  (f) In 2000, the Fund changed its fiscal year-end from October to December.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

                                                                                 Period Ended
                                           -------------------------------------------------------------------------------------
                                           June 30,      Dec. 31,        Sep. 30,   Sep. 30,   Sep. 30,    Sep. 30,    Sep. 30,
Selected Per-Share Data/(a)/               2003/(b)/    2002/(f)/       2002/(d)/     2001       2000        1999      1998/(e)/
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   10.66    $   10.25       $   12.17   $  19.15   $  13.12    $   9.80    $   10.00

Income From Investment Operations:
  Net Investment Income                        (0.01)       (0.00)/(c)/      0.31       0.32       0.29        0.18         0.21
  Net Realized and Unrealized Gains
  (Losses) on Investments                       1.32         0.45           (1.93)     (5.09)      6.26        3.33        (0.21)
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations              1.31         0.45           (1.62)     (4.77)      6.55        3.51           --

Less Distributions:
  From Net Investment Income                   (0.01)       (0.04)          (0.27)     (0.32)     (0.27)      (0.19)       (0.20)
  From Net Realized Gains                         --           --           (0.03)     (1.89)     (0.25)         --           --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                          (0.01)       (0.04)          (0.30)     (2.21)     (0.52)      (0.19)       (0.20)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   11.96    $   10.66       $   10.25   $  12.17   $  19.15    $  13.12    $    9.80
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
  Total Return/(e)/                            +12.3%        +4.4%          -13.7%     -26.2%     +50.7%      +36.0%        -0.1%
  Net Assets, End of Period (In Millions)  $      34    $      21       $      18   $     33   $     37    $      9    $       2
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        1.8%*        1.9%*           1.7%       1.6%       1.6%        3.1%        11.3%*
  Ratio of Expenses to Average Net Assets        1.5%*        1.3%*           1.5%       1.5%       1.5%        1.5%         1.5%*
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (0.3%)*       0.2%*           2.3%       2.2%       1.8%        1.5%         2.6%*
  Portfolio Turnover Rate                       93.7%        71.8%          311.3%     285.3%     180.8%      120.2%       147.6%

STRONG U.S. EMERGING GROWTH FUND
--------------------------------------------------------------------------------

                                                                 Period Ended
                                           ----------------------------------------------------------
                                           June 30,    Dec. 31,      Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/     2002          2001        2000        1999
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   10.02    $   15.17    $  19.17    $  19.59    $  10.00

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.09)       (0.24)      (0.23)      (0.19)      (0.11)
  Net Realized and Unrealized Gains
   (Losses) on Investments                      2.05        (4.91)      (3.77)       0.22        9.99
-----------------------------------------------------------------------------------------------------
  Total from Investment Operations              1.96        (5.15)      (4.00)       0.03        9.88

Less Distributions:
  From Net Realized Gains                         --           --          --       (0.45)      (0.29)
-----------------------------------------------------------------------------------------------------
  Total Distributions                             --           --          --       (0.45)      (0.29)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   11.98    $   10.02    $  15.17    $  19.17    $  19.59
=====================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------
  Total Return                                 +19.6%       -34.0%      -20.9%       +0.3%      +98.9%
  Net Assets, End of Period (In Millions)  $      74    $      58    $     86    $    112    $     36
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        2.1%*        1.9%        1.6%        1.4%        1.9%
  Ratio of Expenses to Average Net Assets        1.9%*        1.9%        1.6%        1.4%        1.8%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (1.9%)*      (1.8%)      (1.5%)      (1.2%)      (1.5%)
  Portfolio Turnover Rate                       61.9%       171.5%      168.2%      186.8%      281.1%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2003 (unaudited).
  (c) Amount calculated is less than $0.005.
  (d) Effective September 5, 2002, Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.
  (e) For the period from November 4, 1997 (public launch date) through September 30, 1998.
  (f) In 2002, the Fund changed its fiscal year-end from September to December.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ENTERPRISE FUND--INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                           Period Ended
                                           ------------------------------------------------------------------------
                                           June 30,     Dec. 31,       Dec. 31,    Dec. 31,    Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/      2002           2001        2000        1999     1998/(h)/
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   15.90    $  22.14       $  28.37   $   41.24    $  14.74   $   10.00

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.12)      (0.28)/(c)/    (0.31)      (0.28)      (0.09)      (0.01)
  Net Realized and Unrealized Gains
   (Losses) on Investments                      2.56       (5.96)         (5.92)     (12.04)      27.43        4.75
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations              2.44       (6.24)         (6.23)     (12.32)      27.34        4.74

Less Distributions:
  From Net Realized Gains                         --          --             --       (0.55)      (0.84)      (0.00)/(d)/
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                             --          --             --       (0.55)      (0.84)      (0.00)/(d)/
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   18.34    $  15.90       $  22.14   $   28.37    $  41.24   $   14.74
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                 +15.4%      -28.2%         -22.0%      -29.8%     +187.8%      +47.4%
  Net Assets, End of Period (In Millions)  $     239    $    224       $    372   $     575    $    571   $      11
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        2.2%*       2.0%           1.8%        1.4%        1.4%        2.0%
  Ratio of Expenses to Average Net Assets        2.0%*       2.0%           1.8%        1.4%        1.4%        2.0%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (1.5%)*     (1.5%)         (1.2%)      (0.7%)      (1.0%)      (0.9%)
  Portfolio Turnover Rate/(e)/                 129.4%      376.8%         629.8%      473.7%      178.1%       95.7%

STRONG ENTERPRISE FUND--ADVISOR CLASS
--------------------------------------------------------------------------------

                                                               Period Ended
                                           ------------------------------------------------
                                           June 30,     Dec. 31,       Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/      2002           2001     2000/(f)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   15.86    $  22.04       $  28.31   $   51.32

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.08)      (0.24)/(c)/    (0.21)      (0.03)
  Net Realized and Unrealized Gains
   (Losses) on Investments                      2.54       (5.94)         (6.06)     (22.43)
-------------------------------------------------------------------------------------------
  Total from Investment Operations              2.46       (6.18)         (6.27)     (22.46)

Less Distributions:
  From Net Realized Gains                         --          --             --       (0.55)
-------------------------------------------------------------------------------------------
  Total Distributions                             --          --             --       (0.55)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   18.32    $  15.86       $  22.04   $   28.31
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                 +15.5%      -28.0%         -22.2%      -43.7%
  Net Assets, End of Period (In Millions)  $       2    $      1       $      1   $       0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        1.6%*       1.8%           2.1%        2.0%*
  Ratio of Expenses to Average Net Assets        1.6%*       1.8%           2.1%        1.9%*
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (1.1%)*     (1.3%)         (1.6%)      (1.2%)*
  Portfolio Turnover Rate/(e)/                 129.4%      376.8%         629.8%      473.7%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2003 (unaudited).
  (c) Net investment income (loss) per share represents net investment income
      (loss) divided by the average shares outstanding throughout the period.
  (d) Amount calculated is less than $0.005.
  (e) Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
  (f) For the period from February 28, 2000 (public launch date) to December 31, 2000.
  (g) Amount is less than $500,000.
  (h) For the period from October 1, 1998 (public launch date) to December 31, 1998.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ENTERPRISE FUND--CLASS K
--------------------------------------------------------------------------------

                                               Period Ended
                                           ----------------------
                                           June 30,     Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/    2002/(f)/
-----------------------------------------------------------------
Net Asset Value, Beginning of Period       $   15.94    $   16.32

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.05)       (0.04)/(c)/
  Net Realized and Unrealized Gains
   (Losses) on Investments                      2.56        (0.34)
-----------------------------------------------------------------
  Total from Investment Operations              2.51        (0.38)

Less Distributions:
  From Net Investment Income                      --           --
-----------------------------------------------------------------
  Total Distributions                             --           --
-----------------------------------------------------------------
Net Asset Value, End of Period             $   18.45    $   15.94
=================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------
  Total Return                                 +15.8%        -2.3%
  Net Assets, End of Period (In Millions)  $      16    $       4
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        1.3%*        1.3%*
  Ratio of Expenses to Average Net Assets        1.2%*        1.1%*
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (0.7%)*      (0.6%)*
  Portfolio Turnover Rate/(d)/                 129.4%       376.8%

STRONG GROWTH 20 FUND--INVESTOR CLASS
----------------------------------------------------------------------

                                                                     Period Ended
                                           ---------------------------------------------------------------------
                                           June 30,     Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/      2002        2001        2000        1999        1998
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   10.19    $  14.74    $  25.13    $  30.63    $  15.44    $  11.31

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.08)      (0.21)      (0.15)      (0.10)      (0.08)      (0.08)
  Net Realized and Unrealized Gains
   (Losses) on Investments                      1.22       (4.34)     (10.24)      (3.05)      16.60        4.21
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations              1.14       (4.55)     (10.39)      (3.15)      16.52        4.13

Less Distributions:
  From Net Investment Income                      --          --          --          --          --        0.00/(e)/
  From Net Realized Gains                         --          --          --       (2.35)      (1.33)         --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                             --          --          --       (2.35)      (1.33)       0.00/(e)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   11.33    $  10.19    $  14.74    $  25.13    $  30.63    $  15.44
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                 +11.2%      -30.9%      -41.4%      -10.3%     +109.5%      +36.5%
  Net Assets, End of Period (In Millions)  $     270    $    184    $    361    $    766    $    466    $     71
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        1.9%*       1.9%        1.5%        1.3%        1.4%        1.5%
  Ratio of Expenses to Average Net Assets        1.8%*       1.9%        1.5%        1.3%        1.4%        1.5%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (1.6%)*     (1.5%)      (0.8%)      (0.4%)      (0.6%)      (0.6%)
  Portfolio Turnover Rate/(d)/                 189.6%      460.8%      658.7%      521.0%      432.3%      541.2%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2003 (unaudited).
  (c) Net investment income (loss) per share represents net investment income
      (loss) divided by the average shares outstanding throughout the period.
  (d) Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
  (e) Amount calculated is less than $0.005.
  (f) For the period from September 3, 2002 (public launch date) to December 31, 2002.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG GROWTH 20 FUND--ADVISOR CLASS
--------------------------------------------------------------------------------

                                                            Period Ended
                                           ----------------------------------------------
                                           June 30,     Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/      2002        2001      2000/(f)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   10.19    $  14.69    $  25.06    $   36.61

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.07)      (0.15)      (0.12)       (0.02)
  Net Realized and Unrealized Gains
   (Losses) on Investments                      1.22       (4.35)     (10.25)       (9.18)
-----------------------------------------------------------------------------------------
  Total from Investment Operations              1.15       (4.50)     (10.37)       (9.20)

Less Distributions:
  From Net Realized Gains                         --          --          --        (2.35)
-----------------------------------------------------------------------------------------
  Total Distributions                             --          --          --        (2.35)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   11.34    $  10.19    $  14.69    $   25.06
=========================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------
  Total Return                                 +11.3%      -30.6%      -41.4%       -25.2%
  Net Assets, End of Period (In Millions)  $       7    $      7    $     10    $       5
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                       1.6%*       1.6%        1.6%         2.0%*
  Ratio of Expenses to Average Net Assets        1.6%*       1.6%        1.6%         1.9%*
  Ratio of Net Investment Income (Loss)
    to Average Net Assets                       (1.3%)*     (1.2%)      (0.9%)       (1.0%)*
  Portfolio Turnover Rate/(c)/                 189.6%      460.8%      658.7%       521.0%

STRONG GROWTH FUND--INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                             Period Ended
                                           ----------------------------------------------------------------------------
                                           June 30,        Dec. 31,        Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/         2002            2001        2000        1999       1998
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   13.21       $   17.68       $   27.05   $   35.66   $   23.25   $  18.31

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.08)/(d)/     (0.18)/(d)/     (0.15)      (0.17)      (0.18)     (0.13)
  Net Realized and Unrealized Gains
   (Losses) on Investments                      2.00           (4.29)          (9.15)      (3.21)      17.08       5.07
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations              1.92           (4.47)          (9.30)      (3.38)      16.90       4.94

Less Distributions:
  From Net Realized Gains                         --              --           (0.07)      (5.23)      (4.49)     (0.00)/(e)/
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions                             --              --           (0.07)      (5.23)      (4.49)     (0.00)/(e)/
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   15.13       $   13.21       $   17.68   $   27.05   $   35.66   $  23.25
=======================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
  Total Return                                 +14.5%          -25.3%          -34.4%       -9.2%      +75.1%     +27.0%
  Net Assets, End of Period (In Millions)  $   1,399       $   1,256       $   2,022   $   3,411   $   3,354   $  1,835
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        1.6%*           1.6%            1.4%        1.2%        1.2%       1.3%
  Ratio of Expenses to Average Net Assets        1.6%*           1.6%            1.4%        1.2%        1.2%       1.3%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (1.1%)*         (1.2%)          (0.7%)      (0.6%)      (0.8%)     (0.7%)
  Portfolio Turnover Rate/(c)/                  80.8%          248.5%          399.8%      366.3%      324.0%     248.6%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2003 (unaudited).
  (c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  (d) Net investment income (loss) per share represents net investment income
      (loss) divided by average shares outstanding throughout the period.
  (e) Amount calculated is less than $0.005.
  (f) For the period from February 28, 2000 (public launch date) to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG GROWTH FUND--INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                Period Ended
                                           -----------------------------------------------------
                                           June 30,        Dec. 31,        Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/         2002            2001      2000/(e)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   13.48       $   17.91       $   27.17   $   43.74

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.03)/(d)/     (0.08)/(d)/     (0.02)      (0.01)
  Net Realized and Unrealized Gains
   (Losses) on Investments                      2.04           (4.35)          (9.17)     (11.33)
------------------------------------------------------------------------------------------------
  Total from Investment Operations              2.01           (4.43)          (9.19)     (11.34)

Less Distributions:
  From Net Realized Gains                         --              --           (0.07)      (5.23)
------------------------------------------------------------------------------------------------
  Total Distributions                             --              --           (0.07)      (5.23)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   15.49       $   13.48       $   17.91   $   27.17
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                 +14.9%          -24.7%          -33.8%      -25.7%
  Net Assets, End of Period (In Millions)  $     265       $     195       $      73   $      18
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        0.9%*           0.9%            0.9%        0.8%*
  Ratio of Expenses to Average Net Assets        0.9%*           0.9%            0.9%        0.8%*
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (0.5%)*         (0.5%)          (0.3%)      (0.1%)*
  Portfolio Turnover Rate/(c)/                  80.8%          248.5%          399.8%      366.3%

STRONG GROWTH FUND--ADVISOR CLASS
--------------------------------------------------------------------------------


                                                               Period Ended
                                           -----------------------------------------------------
                                           June 30,        Dec. 31,        Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/         2002            2001      2000/(e)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   13.14       $   17.58       $   26.96   $   43.74

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.07)/(d)/     (0.17)/(d)/     (0.15)      (0.02)
  Net Realized and Unrealized Gains
   (Losses) on Investments                      1.98           (4.27)          (9.16)     (11.53)
------------------------------------------------------------------------------------------------
  Total from Investment Operations              1.91           (4.44)          (9.31)     (11.55)

Less Distributions:
  From Net Realized Gains                         --              --           (0.07)      (5.23)
------------------------------------------------------------------------------------------------
  Total Distributions                             --              --           (0.07)      (5.23)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   15.05       $   13.14       $   17.58   $   26.96
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                 +14.5%          -25.3%          -34.5%      -26.2%
  Net Assets, End of Period (In Millions)  $      11       $      10       $      14   $       4
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        1.6%*           1.6%            1.6%        2.0%*
  Ratio of Expenses to Average Net Assets        1.6%*           1.6%            1.6%        1.9%*
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (1.1%)*         (1.2%)          (1.0%)      (0.9%)*
  Portfolio Turnover Rate/(c)/                  80.8%          248.5%          399.8%      366.3%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2003 (unaudited).
  (c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  (d) Net investment income (loss) per share represents net investment income
      (loss) divided by average shares outstanding throughout the period.
  (e) For the period from February 28, 2000 (public launch date) to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG GROWTH FUND--CLASS C
--------------------------------------------------------------------------------

                                                 Period Ended
                                           -------------------------
                                           June 30,        Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/       2002/(d)/
--------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   13.21       $   13.44

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.14)/(f)/      0.00/(e)//(f)/
  Net Realized and Unrealized Gains
   (Losses) on Investments                      2.00           (0.23)
--------------------------------------------------------------------
  Total from Investment Operations              1.86           (0.23)

Less Distributions:
  From Net Investment Income                      --              --
--------------------------------------------------------------------
  Total Distributions                             --              --
--------------------------------------------------------------------
Net Asset Value, End of Period             $   15.07       $   13.21
====================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------
  Total Return                                 +14.1%           -1.7%
  Net Assets, End of Period (In Millions)  $       0/(g)/  $       0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        2.5%*           2.3%*
  Ratio of Expenses to Average Net Assets        2.5%*           2.3%*
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (2.1%)*          0.0%*/(e)/
  Portfolio Turnover Rate/(c)/                  80.8%          248.5%

STRONG GROWTH FUND--CLASS K
--------------------------------------------------------------------------------

                                                 Period Ended
                                           -------------------------
                                           June 30,        Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/       2002/(h)/
--------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   13.29       $   13.53

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.04)/(f)/     (0.01)/(f)/
  Net Realized and Unrealized Gains
   (Losses) on Investments                      2.02           (0.23)
--------------------------------------------------------------------
  Total from Investment Operations              1.98           (0.24)

Less Distributions:
  From Net Investment Income                      --              --
--------------------------------------------------------------------
  Total Distributions                             --              --
--------------------------------------------------------------------
Net Asset Value, End of Period             $   15.27       $   13.29
====================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------
  Total Return                                 +14.9%           -1.8%
  Net Assets, End of Period (In Millions)  $      43       $      13
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        1.2%*           1.3%*
  Ratio of Expenses to Average Net Assets        1.0%*           1.0%*
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (0.5%)*         (0.7%)*
  Portfolio Turnover Rate/(c)/                  80.8%          248.5%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2003 (unaudited).
  (c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  (d) For the period from December 30, 2002 (public launch date) to December 31, 2002.
  (e) Amount calculated is less than $0.005 or 0.05%.
  (f) Net investment income (loss) per share represents net investment income
      (loss) divided by average shares outstanding throughout the period.
  (g) Amount is less than $500,000.
  (h) For the period from September 2, 2002 (public launch date) to December 31, 2002.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

     Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association ("FAAM"), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor"), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Christopher O. Petersen, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT35733 08-03

Strong Investments
P.O. Box 2936  |  Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                               SGRO/WH2150 06-03

Item 1. Reports to Stockholders

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                                       Index 500

                                                                            Fund

                              [PHOTO APPEARS HERE]

                                                                   [STRONG LOGO]

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                                       Index 500

                                                                            Fund

Table of Contents

Investment Review

     Strong Index 500 Fund................................... 2

Financial Information--Strong Index 500 Fund

     Statement of Assets and Liabilities..................... 4
     Statement of Operations................................. 5
     Statements of Changes in Net Assets..................... 6
     Notes to Financial Statements........................... 7

Financial Highlights......................................... 9

Financial Information--Master Investment Portfolio--
 S&P 500 Index Master Portfolio

     Schedule of Investments.................................10
     Statement of Assets and Liabilities.....................16
     Statement of Operations.................................17
     Statements of Changes in Net Assets.....................18
     Notes to the Financial Statements.......................19

Directors and Officers.......................................22

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

MARKET UPDATE--JANUARY 1 TO JUNE 30, 2003

In the early 1930s, politicians and policymakers in the United States and elsewhere made a series of strategic errors that resulted in what historians termed "an economic contraction." The rest of us call that period of horrible human suffering and deprivation The Great Depression. When it finally ended, those same politicians and economists vowed never to make the same mistakes again.

In this country, seven decades later, the lessons of The Great Depression still echo in our hearts and minds. Today, responding to weak economic growth and fears of a possible severe slowdown, our government's economic policymakers have employed almost every imaginable tool to spur economic growth. As the world's biggest economy and the economic engine of the world, the U.S. has led the way--but not alone. Other countries and regional economic authorities are likewise moving to stimulate their economies.

The store of economic stimulants being brought to bear is unrivaled since World War II. In the U.S. alone, we have witnessed massive government spending, with a projected deficit larger than any in history. Monetary policy also has contributed, pushing short-term interest rates to the lowest levels in more than 50 years. A weaker dollar aims to support manufacturing and export growth. Changes in the tax laws on dividends and the evolving shift in corporate compensation away from stock options to stock grants should meaningfully improve corporate capital allocation.

History has demonstrated that it is dangerous to bet against the world's governing bodies when they resolve to propel economic growth. Signs suggest that we are in the beginning stages of a solid economic rebound. Early in such a recovery phase, stocks and commodity prices usually rise, anticipating further recovery. As additional signs of improvement emerge, consumer and business confidence historically grows, and soon spending typically accelerates.

In the early stages of recovery, employment generally lags (usually 12-18 months) until employers gain confidence that such momentum will be sustained. Because politicians are hypersensitive to employment numbers, they constantly beat the drums of despair, when in reality hiring may be about to improve. And so, it is not unusual to see more aggressive measures taken beyond the point where a legitimate recovery is in place and employment is actually ready to expand.

The strength of our economic system is that, beneath the bland economic statistics reported daily, the system is always driving toward greater efficiency and productivity. Those gains, in turn, inspire growth and create wealth. The pressure and incentive for positive change is heightened during downturns. Thus, our economy is often stronger in the ensuing recovery. It is the combination of our political freedom and our flexible economic system that has created the world's richest and most productive country.

The change that our system creates and accommodates is astonishing. At the beginning of the 20th century, 60 million Americans were employed in agriculture. Today, that number has shrunk to an almost unbelievable 2.5 million people. In the 1950s, 35% of Americans were employed in manufacturing; that number has now fallen to 15%. Manufacturing supplanted farming as the country's dominant employer and wealth generator. Now, the service and technology sectors are taking their turn as the nation's leading economic sectors.

The changes under way in executive compensation and taxation of shareholder dividends are important for all investors to understand. The use of stock grants instead of stock options--that is, real money in place of pipe dreams and gimmicks--should shore up the financial foundation of American corporations. Likewise, the dividend tax change should have far-reaching consequences. The time-honored practice of companies returning part of their profits to shareholders is a sound one. Issuing dividends will make corporate executives more sensitive to downside risk as well as upside opportunity. The impact of lower taxes on those dividends could be massive.

The United States and the rest of the world are in a consolidation phase following the 1990s, a period that was--in every economic sense--abnormal. The boom and the resultant bust scared and disoriented all of us. But we believe that chapter is closing, and we are wiser for the lessons it taught us.

At the end of the day, there is a good chance that governmental growth initiatives throughout the world will work. If they do, the world's economy will recover, and we could reach a healthy 4%-plus real growth rate in 2004. The current program of policy and tax changes should lay the foundation for job growth and a sustained period of better economic times.

Investors should get on the right side of these trends by continuing to invest using the appropriate combination of stocks and bonds, always consistent with their long-term financial goals.

                                                                        /s/ Dick

Strong Index 500 Fund
================================================================================

Your Fund's Approach

The Strong Index 500 Fund seeks to replicate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger-capitalized companies. The Fund invests all of its assets in a separate mutual fund, called the S&P 500 Index Master Portfolio (Master Portfolio) that holds each of the stocks that make up the S&P 500 Index*./1/ Under normal conditions, the Master Portfolio invests at least 90% of its net assets in the same stocks and in substantially the same percentages as the S&P 500 Index. The Master Portfolio seeks to come within 95% of the S&P 500 Index's total return, before fees and expenses, in falling as well as rising markets. It does not seek to "beat" the market it tracks.

                     Growth of an Assumed $10,000 Investment
                             From 5-1-97 to 6-30-03

                              [CHART APPEARS HERE]

                                                 Lipper
               The Strong       S&P 500         S&P 500
                Index 500       Stock(R)       Objective
                  Fund           Index*       Funds Index*
Apr 97          $ 10,000        $ 10,000        $ 10,000
Jun 97          $ 11,110        $ 11,121        $ 11,117
Dec 97          $ 12,262        $ 12,297        $ 12,282
Jun 98          $ 14,392        $ 14,474        $ 14,433
Dec 98          $ 15,709        $ 15,811        $ 15,762
Jun 99          $ 17,590        $ 17,768        $ 17,677
Dec 99          $ 18,908        $ 19,138        $ 19,012
Jun 00          $ 18,772        $ 19,058        $ 18,897
Dec 00          $ 17,104        $ 17,397        $ 17,241
Jun 01          $ 15,919        $ 16,233        $ 16,058
Dec 01          $ 14,999        $ 15,331        $ 15,137
Jun 02          $ 12,991        $ 13,315        $ 13,122
Dec 02          $ 11,629        $ 11,944        $ 11,761
Jun 03          $ 12,964        $ 13,348        $ 13,122

     This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Stock(R) Index and the Lipper S&P 500 Objective Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize time periods, the indices' performances were prorated for the month of May 1997.

+ The Strong Index 500 Fund tracks the S&P 500 Stock(R) Index and the Lipper S&P 500 Funds Index figures so closely that its results are not discernible on the graph.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Index 500 Fund invests all of its assets in a separate mutual fund, called the S&P 500 Index Master Portfolio. The Master Portfolio seeks investment performance that correlates, before fees and expenses, to the S&P 500 Index. For the six months ended June 30, 2003, the Fund closely tracked the strong gains posted by the index by generating a year-to-date return of 11.49% compared to the 11.75% S&P 500 Index return.

A changing market environment

Underlying the market's performance during the first six months of the year was a seesaw pattern of declines and gains. Responding to impending war with Iraq, markets generally trended downward through mid-March. A spike in oil prices, increased geopolitical tension, and a poor economic climate contributed to investor wariness.

At the onset of the Iraq war, equities rebounded, gaining strength when it appeared that the U.S. effort would be brief and successful. On March 21, the Dow Jones Industrial Average closed at 8,521, after gaining 1,000 points in just seven trading days. As the war reached a swift conclusion, equity markets responded with more positive movement, embarking on an upward march through the remainder of the reporting period.

Although resolution of uncertainties surrounding the war helped stocks to rally, in many ways the economic picture remained cloudy. Unemployment continued to rise during the reporting period, and some industries were still plagued with overcapacity. Spending on the consumer level remained healthy, though these spending levels failed to carry over into the business capital arena. In an effort to boost economic activity, the Federal Reserve cut short-term interest rates in June to their lowest level since the Eisenhower Administration.

Gains spanned market sectors

Within the S&P 500 Index, sector performance was positive. Information technology (which accounts for about 16% of the Index), utilities (about 3% of the Index), and consumer discretionary (roughly 11% of the Index) were the best-performing sectors, each returning in excess of 17% for the six months. Financials (which represent about 20% of the Index) gained 12.44% over the period. Even the weakest-performing sector, consumer staples (representing more than 11% of the Index), logged a positive return of 2.06%.

Among the Index's ten largest individual holdings, performance was mixed. Intel gained almost 34%, Citigroup returned nearly 23%, and General Electric climbed by 19.5%. Drug giant Pfizer returned more than 12% over the period.

The weakest performers among the ten largest holdings were American International Group and Johnson & Johnson, both posting losses in the low single digits.

Value stocks generally performed better during the uncertain first period. During the strong second-quarter surge, however, growth stocks outperformed their value counterparts. Because most of the companies in the S&P 500 Index fall into the growth category, this trend had positive impact on overall performance.

Looking ahead

Because the Fund is an Index Fund, it does not strive to predict market movements or make investment decisions based on forecasts. The primary effort in the months ahead will be to seek to replicate the S&P 500 Index's performance. If growth stocks can sustain their rally through the remainder of the year, it would most likely benefit the performance of this largely growth-oriented index.

We thank you for your investment in the Strong Index 500 Fund.

Average Annual Total Returns
As of 6-30-03
-------------------------------------------
          1-year                     -0.20%

          3-year                    -11.61%

          5-year                     -2.07%

          Since Fund Inception        4.30%
          (5-1-97)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns. The Fund has a redemption fee of 0.50% against shares that are held fewer than six months.

/1/ S&P 500 Stock(R) Index does not sponsor the Fund or the Master Portfolio, nor is it affiliated in any way with Barclays Global Fund Advisors, the Master Portfolio's investment advisor, or the Fund. "Standard & Poor's 500(R)," "S&P," and "S&P 500" are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by the Fund. The Fund and the Master Portfolio are not sponsored, endorsed, sold, or promoted by S&P(R), and S&P(R) makes no representations regarding the advisability of investing in the Fund and the Master Portfolio. S&P's(R) only relationship to the Master Portfolio and the Fund is the licensing of certain trademarks and trade names of S&P(R) and of the S&P 500(R) Index. The S&P 500(R) Index is determined, composed, and calculated by S&P(R) without regard to the Fund or the Master Portfolio.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper S&P 500 Index Objective Funds Index is the average of the 30 largest funds in the Lipper S&P 500 Index Objective Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003 (Unaudited)

Assets:
  Investment in S&P 500 Index Master Portfolio,
   at Value (Note 1)                                             $  182,821,782
  Receivable for Fund Shares Sold                                       414,092
  Other Assets                                                           23,810
                                                                 --------------
  Total Assets                                                      183,259,684
                                                                 --------------

Liabilities:
  Payable for Fund Shares Redeemed                                      382,919
  Due to Administrator                                                  285,813
  Accrued Operating Expenses and Other Liabilities                       87,987
                                                                 --------------
  Total Liabilities                                                     756,719
                                                                 --------------
Net Assets                                                       $  182,502,965
                                                                 ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                  $  240,840,325
  Undistributed Net Investment Income                                 2,790,201
  Accumulated Net Realized Loss                                     (24,487,928)
  Net Unrealized Depreciation on Investments                        (36,639,633)
                                                                 --------------
  Net Assets                                                     $  182,502,965
                                                                 ==============

Capital Shares Outstanding (Unlimited Number Authorized)             15,795,624

Net Asset Value Per Share                                        $        11.55
                                                                 ==============

                       See Notes to Financial Statements.

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2003 (Unaudited)

Net Investment Income Allocated from Master Portfolio:
  Dividend Income (Net of foreign withholding tax of $396)       $    1,396,431
  Interest Income                                                        52,234
  Expenses                                                              (40,791)
                                                                 --------------
  Net Investment Income Allocated from Master Portfolio               1,407,874
                                                                 --------------

Expenses:
  Administrative Fees                                                   201,281
  Custodian Fees                                                          8,096
  Shareholder Servicing Fees                                            391,384
  Reports to Shareholders                                                86,344
  Other                                                                  57,097
                                                                 --------------
  Total Expenses before Expense Offsets                                 744,202
  Expense Offsets (Note 4)                                             (415,607)
                                                                 --------------
  Expenses, Net                                                         328,595
                                                                 --------------
Net Investment Income                                                 1,079,279

Realized and Unrealized Gain (Loss) Allocated
 from Master Portfolio:
  Net Realized Loss on Investments                                   (2,986,304)
  Net Change in Unrealized Appreciation/Depreciation                 20,381,188
                                                                 --------------
Net Gain Allocated from Master Portfolio                             17,394,884
                                                                 --------------
Net Increase in Net Assets Resulting from Operations             $   18,474,163
                                                                 ==============

                       See Notes to Financial Statements.

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                            Six Months Ended      Year Ended
                                                             June 30, 2003       Dec. 31, 2002
                                                            ----------------    ---------------
                                                              (Unaudited)
Operations:
  Net Investment Income                                     $      1,079,279    $     2,043,244
  Net Realized Loss                                               (2,986,304)       (16,920,534)
  Net Change in Unrealized Appreciation/Depreciation              20,381,188        (31,403,712)
                                                            ----------------    ---------------
  Net Increase(Decrease) in Net Assets Resulting
   from Operations                                                18,474,163        (46,281,002)
                                                            ----------------    ---------------
Distributions:
  From Net Investment Income                                              --         (1,777,624)
  From Net Realized Gains                                                 --                 --
                                                            ----------------    ---------------
  Total Distributions                                                     --         (1,777,624)
                                                            ----------------    ---------------
Transactions in Shares of Beneficial Interest:
  Proceeds from Shares Sold                                       49,577,864         67,186,722
  Proceeds from Reinvestment of Distributions                             --          1,546,003
  Proceeds from Redemption Fees                                        7,455                 --
  Payment for Shares Redeemed                                    (38,567,824)       (54,232,370)
                                                            ----------------    ---------------
  Net Increase in Net Assets from Beneficial
   Interest Transactions                                          11,017,495         14,500,355
                                                            ----------------    ---------------
Total Increase (Decrease) in Net Assets                           29,491,658        (33,558,271)
Net Assets:
  Beginning of Period                                            153,011,307        186,569,578
                                                            ----------------    ---------------
  End of Period                                             $    182,502,965    $   153,011,307
                                                            ================    ===============
  Undistributed Net Investment Income                       $      2,790,201    $     1,710,922
Transactions in Shares of the Fund:
  Sold                                                             4,681,420          5,728,472
  Issued in Reinvestment of Distributions                                 --            149,365
  Redeemed                                                        (3,655,858)        (4,910,181)
                                                            ----------------    ---------------
  Net Increase in Shares of the Fund                               1,025,562            967,656
                                                            ================    ===============

                       See Notes to Financial Statements.

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
June 30, 2003 (Unaudited)

1.   Organization

     The Strong Index 500 Fund (the "Fund") (a series of Strong Equity Funds, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund invests all of its assets in the S&P 500 Index Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end management investment company registered under the 1940 Act, rather than in a portfolio of securities. The Master Portfolio has substantially the same investment objective as the Fund. Barclays Global Fund Advisors serves as Investment Advisor for the Master Portfolio. The financial statements of the Master Portfolio, including the schedule of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- The value of the Fund's investment in the Master Portfolio reflects the Fund's interest of 6.41% in the net assets of the Master Portfolio at June 30, 2003. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statements and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes at least annually.

     (C) Accounting for Investments -- The Fund earns income daily, net of Master Portfolio expenses, based on its investment in the Master Portfolio. All of the net investment income and realized and unrealized gain or loss of the Master Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Master Portfolio at the time of such determination.

     (D) Expenses -- The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds. Expenses incurred by the Master Portfolio are allocated pro rata to the Fund and are included in Net Investment Income allocated from Master Portfolio.

     (E) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (F) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are included in Expense Offsets reported in the Fund's Statement of Operations and in
          Note 4.

3.   Related Party Transactions

     Strong Investor Services, Inc. (the "Administrator") provides administrative, shareholder recordkeeping and related services to the Fund. Certain officers and directors of the Fund are affiliated with the Administrator. Administrative fees, which are established by the terms of the administrative agreement, are based on an annualized rate of .25% of the average daily net assets of the Fund.

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2003 (Unaudited)

     The Fund's Administrator may voluntarily waive and/or absorb certain expenses at its discretion. The Administrator has contractually agreed to waive its fees and/or absorb expenses for the Index 500 Fund until May 1, 2004, to keep Total Annual Operating Expenses at no more than .45%. Transfer agent and related service fees are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other Expenses in the Fund's Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Fund and are included in Expense Offsets reported in the Fund's Statement of Operations. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

     The amount payable to the Administrator at June 30, 2003, shareholder servicing and other expenses paid to the Administrator, transfer agency banking charges and unaffiliated directors' fees for the six months ended June 30, 2003 were $327,537, $393,012, $7,367 and $3,134, respectively.

4.   Expense Offsets

     Expense offsets during the six months ended June 30, 2003 included expense waivers and absorptions and earnings credits of $415,599 and $8, respectively.

5.   Income Tax Information

     The capital loss carryovers (expiring in 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                       Net Capital           Post-
                                          Loss              October
                                       Carryovers            Losses
                                    ----------------    ---------------
     Strong Index 500 Fund          $     14,221,007    $       625,566

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                 Period Ended
                                             -------------------------------------------------------------------------------------
                                              June 30,    Dec. 31,    Dec. 31,    Dec. 31,   Dec. 31,    Feb. 28,       Feb. 28,
Selected Per-Share Data/(a)/                 2003/(b)/      2002        2001        2000    1999/(c)/      1999         1998/(d)/
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $   10.36    $  13.52    $  15.59    $  18.07  $   15.56    $  13.16       $    10.00
Income From Investment Operations:
  Net Investment Income                           0.06        0.14        0.12        0.13       0.15        0.13             0.11
  Net Realized and Unrealized Gains
   (Losses) on Investments                        1.13       (3.18)      (2.04)      (1.86)      2.89        2.39             3.15
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                1.19       (3.04)      (1.92)      (1.73)      3.04        2.52             3.26
Less Distributions:
  From Net Investment Income                        --       (0.12)      (0.06)      (0.13)     (0.15)      (0.12)           (0.09)
  From Net Realized Gains                           --          --       (0.09)      (0.62)     (0.38)      (0.00)/(e)/      (0.01)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                               --       (0.12)      (0.15)      (0.75)     (0.53)      (0.12)           (0.10)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $   11.55    $  10.36    $  13.52    $  15.59  $   18.07    $  15.56       $    13.16
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                   +11.5%      -22.5%      -12.3%       -9.5%     +19.5%      +19.2%           +32.7%
  Net Assets, End of Period (In Millions)    $     183    $    153    $    187    $    180  $     186    $    139       $       32
  Ratio of Expenses to Average Net Assets
   Without Waivers and Absorptions                0.96%*      0.95%       0.87%       0.73%      0.69%*      0.73%            1.53%*
  Ratio of Expenses to Average Net Assets         0.45%*      0.45%       0.45%       0.45%      0.45%*      0.45%            0.44%*
  Ratio of Net Investment Income to
   Average Net Assets                             1.33%*      1.17%       0.90%       0.80%      1.04%*      1.18%            1.43%*
  Portfolio Turnover Rate/(f)/                       4%         12%          9%         10%         7%         11%               6%

  *  Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 1999, the Fund changed its fiscal year-end from February to December.
(d)  For the period from May 1, 1997 (inception) to February 28, 1998.
(e)  Amount calculated is less than $0.005.
(f) This rate represents the portfolio turnover rate of the S&P 500 Index Master Portfolio.

                       See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO - S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                June 30, 2003 (Unaudited)

Security Name                                  Shares             Value
----------------------------------------------------------------------------
Common Stocks 96.41%
Advertising 0.20%
Interpublic Group of Companies Inc.             119,121      $     1,593,839
Omnicom Group Inc.                               57,658            4,134,079
                                                             ---------------
                                                                   5,727,918

Aerospace/Defense 1.44%
Boeing Co. (The)                                257,180            8,826,418
General Dynamics Corp.                           60,415            4,380,087
Goodrich (B.F.) Co.                              35,903              753,963
Lockheed Martin Corp.                           137,751            6,552,815
Northrop Grumman Corp.                           55,943            4,827,321
Raytheon Co.                                    125,564            4,123,522
Rockwell Collins Inc.                            54,585            1,344,429
United Technologies Corp.                       143,177           10,141,227
                                                             ---------------
                                                                  40,949,782

Airlines 0.16%
Delta Air Lines Inc.                             37,668              552,966
Southwest Airlines Co.                          238,215            4,097,298
                                                             ---------------
                                                                   4,650,264

Apparel 0.29%
Jones Apparel Group Inc./(1)/                    39,228            1,147,811
Liz Claiborne Inc.                               32,812            1,156,623
Nike Inc. Class B                                80,805            4,322,259
Reebok International Ltd./(1)/                   18,116              609,241
VF Corp.                                         33,123            1,125,188
                                                             ---------------
                                                                   8,361,122

Auto Manufacturers 0.54%
Ford Motor Company                              560,186            6,156,444
General Motors Corp.                            171,480            6,173,280
Navistar International Corp./(1)/                20,842              680,074
PACCAR Inc.                                      35,546            2,401,488
                                                             ---------------
                                                                  15,411,286

Auto Parts & Equipment 0.10%
Cooper Tire & Rubber Co.                         22,440              394,720
Dana Corp.                                       45,369              524,466
Delphi Corp.                                    171,277            1,478,121
Goodyear Tire & Rubber Co. (The)                 53,469              280,712
Visteon Corp.                                    39,824              273,591
                                                             ---------------
                                                                   2,951,610

Banks 7.23%
AmSouth Bancorp                                 107,533            2,348,521
Bank of America Corp.                           458,317           36,220,793
Bank of New York Co. Inc. (The)                 235,841            6,780,429
Bank One Corp.                                  349,545           12,996,083
BB&T Corp.                                      144,145            4,944,173
Charter One Financial Inc.                       68,798            2,145,122
Comerica Inc.                                    53,563            2,490,679
Fifth Third Bancorp                             175,722           10,075,899
First Tennessee National Corp.                   38,613            1,695,497
FleetBoston Financial Corp.                     321,648            9,556,162
Golden West Financial Corp.                      46,728            3,738,707
Huntington Bancshares Inc.                       70,082            1,368,001
KeyCorp                                         129,451            3,271,227
Marshall & Ilsley Corp.                          69,309            2,119,469
Mellon Financial Corp.                          131,958            3,661,834
National City Corp.                             187,092            6,119,779
North Fork Bancorp Inc.                          48,011            1,635,255
Northern Trust Corp.                             67,500            2,820,825
PNC Financial Services Group                     86,580            4,225,970
Regions Financial Corp.                          67,915            2,294,169
SouthTrust Corp.                                104,179            2,833,669
State Street Corp.                              101,659            4,005,365
SunTrust Banks Inc.                              85,733            5,087,396
Synovus Financial Corp.                          92,832            1,995,888
U.S. Bancorp                                    587,241           14,387,404
Union Planters Corp.                             60,698            1,883,459
Wachovia Corp.                                  411,585           16,446,937
Washington Mutual Inc.                          284,721           11,758,977
Wells Fargo & Company                           512,506           25,830,302
Zions Bancorporation                             27,629            1,398,304
                                                             ---------------
                                                                 206,136,295

Beverages 2.72%
Anheuser-Busch Companies Inc.                   255,299           13,033,014
Brown-Forman Corp. Class B                       18,421            1,448,259
Coca-Cola Co. (The)                             753,625           34,975,736
Coca-Cola Enterprises Inc.                      138,255            2,509,328
Coors (Adolf) Company Class B                    11,097              543,531
Pepsi Bottling Group Inc.                        84,011            1,681,900
PepsiCo Inc.                                    525,669           23,392,270
                                                             ---------------
                                                                  77,584,038

Biotechnology 1.14%
Amgen Inc./(1)/                                 385,356           25,603,053
Biogen Inc./(1)/                                 45,379            1,724,402
Chiron Corp./(1)/                                57,091            2,496,019
Genzyme Corp. - General Division/(1)/            65,990            2,758,382
                                                             ---------------
                                                                  32,581,856

Building Materials 0.22%
American Standard Companies Inc./(1)/            22,008            1,627,051
Masco Corp.                                     145,917            3,480,120
Vulcan Materials Co.                             31,075            1,151,950
                                                             ---------------
                                                                   6,259,121

Chemicals 1.37%
Air Products & Chemicals Inc.                    69,498            2,891,117
Ashland Inc.                                     20,843              639,463
Dow Chemical Co. (The)                          280,049            8,670,317
Du Pont (E.I.) de Nemours and Co.               304,667           12,686,334
Eastman Chemical Co.                             23,638              748,615
Engelhard Corp.                                  38,636              957,014
Great Lakes Chemical Corp.                       15,312              312,365
Hercules Inc./(1)/                               33,515              331,798
Monsanto Co.                                     79,924            1,729,555
PPG Industries Inc.                              51,899            2,633,355
Praxair Inc.                                     49,683            2,985,948
Rohm & Haas Co.                                  67,889            2,106,596
Sherwin-Williams Co. (The)                       45,019            1,210,111
Sigma-Aldrich Corp.                              21,732            1,177,440
                                                             ---------------
                                                                  39,080,028

Commercial Services 1.06%
Apollo Group Inc. Class A/(1)/                   53,585            3,309,410
Block (H & R) Inc.                               54,768            2,368,716
Cendant Corp./(1)/                              311,741            5,711,095
Concord EFS Inc./(1)/                           149,041            2,193,884
Convergys Corp./(1)/                             45,418              726,688
Deluxe Corp.                                     16,972              760,346
Donnelley (R.R.) & Sons Co.                      34,616              904,862
Ecolab Inc.                                      80,351            2,056,986
Equifax Inc.                                     43,238            1,124,188
McKesson Corp.                                   88,651            3,168,387
Monster Worldwide Inc./(1)/                      34,149              673,760
Moody's Corp.                                    45,420            2,394,088
Paychex Inc.                                    115,121            3,374,197
Quintiles Transnational Corp./(1)/               36,106              512,344
Robert Half International Inc./(1)/              52,196              988,592
                                                             ---------------
                                                                  30,267,543

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                    June 30, 2003 (Unaudited)

Security Name                                  Shares             Value
----------------------------------------------------------------------------
Computers 5.48%
Apple Computer Inc./(1)/                        111,789      $     2,137,406
Cisco Systems Inc./(1)/                       2,147,336           35,839,038
Computer Sciences Corp./(1)/                     57,249            2,182,332
Dell Computer Corp./(1)/                        785,781           25,113,561
Electronic Data Systems Corp.                   146,300            3,138,135
EMC Corp./(1)/                                  669,325            7,007,833
Gateway Inc./(1)/                                98,834              360,744
Hewlett-Packard Co.                             933,764           19,889,173
International Business Machines Corp.           528,619           43,611,067
Lexmark International Inc./(1)/                  38,989            2,759,252
NCR Corp./(1)/                                   29,289              750,384
Network Appliance Inc./(1)/                     103,803            1,682,647
Sun Microsystems Inc./(1)/                      987,804            4,543,898
SunGard Data Systems Inc./(1)/                   86,960            2,253,134
Unisys Corp./(1)/                               100,177            1,230,174
Veritas Software Corp./(1)/                     126,855            3,636,933
                                                             ---------------
                                                                 156,135,711

Cosmetics/Personal Care 2.43%
Alberto-Culver Co. Class B                       17,924              915,916
Avon Products Inc.                               71,882            4,471,060
Colgate-Palmolive Co.                           164,578            9,537,295
Gillette Co. (The)                              312,483            9,955,708
International Flavors & Fragrances Inc.          28,796              919,456
Kimberly-Clark Corp.                            155,683            8,117,312
Procter & Gamble Co.                            396,066           35,321,166
                                                             ---------------
                                                                  69,237,913

Distribution/Wholesale 0.28%
Costco Wholesale Corp./(1)/                     139,512            5,106,139
Genuine Parts Co.                                53,156            1,701,524
Grainger (W.W.) Inc.                             28,008            1,309,654
                                                             ---------------
                                                                   8,117,317

Diversified Financial Services 9.05%
American Express Co.                            396,832           16,591,546
American International Group Inc.               797,946           44,030,660
Bear Stearns Companies Inc. (The)                30,292            2,193,747
Capital One Financial Corp.                      69,252            3,405,813
Citigroup Inc.                                1,574,871           67,404,479
Countrywide Financial Corp.                      39,943            2,778,835
Fannie Mae                                      299,788           20,217,703
Federated Investors Inc. Class B                 33,460              917,473
Franklin Resources Inc.                          77,612            3,032,301
Freddie Mac                                     210,337           10,678,809
Goldman Sachs Group Inc. (The)                  143,688           12,033,870
Janus Capital Group Inc.                         73,136            1,199,430
JP Morgan Chase & Co.                           621,367           21,238,324
Lehman Brothers Holdings Inc.                    74,189            4,932,085
MBNA Corp.                                      390,814            8,144,564
Merrill Lynch & Co. Inc.                        284,582           13,284,288
Morgan Stanley                                  332,601           14,218,693
Providian Financial Corp./(1)/                   88,549              819,964
Schwab (Charles) Corp. (The)                    413,017            4,167,342
SLM Corp.                                       138,411            5,421,559
T. Rowe Price Group Inc.                         37,403            1,411,963
                                                             ---------------
                                                                 258,123,448

Electric 2.58%
AES Corp. (The)/(1)/                            187,264            1,189,126
Allegheny Energy Inc.                            38,333              323,914
Ameren Corp.                                     49,296            2,173,954
American Electric Power Co. Inc.                120,800            3,603,464
Calpine Corp./(1)/                              116,439              768,497
CenterPoint Energy Inc.                          93,327              760,615
Cinergy Corp.                                    53,840            1,980,774
CMS Energy Corp.                                 43,904              355,622
Consolidated Edison Inc.                         68,279            2,955,115
Constellation Energy Group Inc.                  50,546            1,733,728
Dominion Resources Inc.                          95,064            6,109,763
DTE Energy Co.                                   51,359            1,984,512
Duke Energy Corp.                               275,625            5,498,719
Edison International/(1)/                        99,603            1,636,477
Entergy Corp.                                    69,052            3,644,565
Exelon Corp.                                     99,172            5,931,477
FirstEnergy Corp.                                91,023            3,499,834
FPL Group Inc.                                   56,055            3,747,277
Mirant Corp./(1)/                               123,218              357,332
NiSource Inc.                                    80,268            1,525,092
PG&E Corp./(1)/                                 125,120            2,646,288
Pinnacle West Capital Corp.                      27,887            1,044,368
PPL Corp.                                        51,541            2,216,263
Progress Energy Inc.                             73,642            3,232,884
Public Service Enterprise Group Inc.             69,077            2,918,503
Southern Company                                220,759            6,878,850
TECO Energy Inc.                                 53,912              646,405
TXU Corp.                                        98,535            2,212,111
Xcel Energy Inc.                                121,901            1,833,391
                                                             ---------------
                                                                  73,408,920

Electrical Components & Equipment 0.09%
American Power Conversion Corp./(1)/             60,049              936,164
Molex Inc.                                       58,568            1,580,750
Power-One Inc./(1)/                              25,176              180,008
                                                             ---------------
                                                                   2,696,922

Electronics 0.57%
Agilent Technologies Inc./(1)/                  144,124            2,817,624
Applera Corp. - Applied Biosystems Group         64,061            1,219,081
Jabil Circuit Inc./(1)/                          60,719            1,341,890
Johnson Controls Inc.                            27,264            2,333,798
Millipore Corp./(1)/                             14,806              656,942
Parker Hannifin Corp.                            36,113            1,516,385
PerkinElmer Inc.                                 38,499              531,671
Sanmina-SCI Corp./(1)/                          155,853              983,432
Solectron Corp./(1)/                            253,584              948,404
Symbol Technologies Inc.                         70,457              916,646
Tektronix Inc./(1)/                              26,077              563,263
Thermo Electron Corp./(1)/                       49,610            1,042,802
Thomas & Betts Corp./(1)/                        17,814              257,412
Waters Corp./(1)/                                38,107            1,110,057
                                                             ---------------
                                                                  16,239,407

Engineering & Construction 0.03%
Fluor Corp.                                      24,906              837,838
                                                             ---------------
                                                                     837,838

Entertainment 0.09%
International Game Technology Inc./(1)/          26,117            2,672,553
                                                             ---------------
                                                                   2,672,553

Environmental Control 0.18%
Allied Waste Industries Inc./(1)/                64,160              644,808
Waste Management Inc.                           181,029            4,360,989
                                                             ---------------
                                                                   5,005,797

Food 1.79%
Albertson's Inc.                                112,357            2,157,254
Archer-Daniels-Midland Co.                      197,291            2,539,135
Campbell Soup Co.                               125,543            3,075,803
ConAgra Foods Inc.                              164,242            3,876,111
General Mills Inc.                              113,034            5,358,942
Heinz (H.J.) Co.                                107,469            3,544,328
Hershey Foods Corp.                              40,168            2,798,103
Kellogg Co.                                     124,449            4,277,312
Kroger Co./(1)/                                 230,989            3,852,897
McCormick & Co. Inc.                             42,682            1,160,950

MASTER INVESTMENT PORTFOLIO - S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                    June 30, 2003 (Unaudited)

Security Name                                  Shares             Value
----------------------------------------------------------------------------
Safeway Inc./(1)/                               134,977      $     2,761,629
Sara Lee Corp.                                  237,891            4,474,730
SUPERVALU Inc.                                   40,877              871,498
Sysco Corp.                                     198,828            5,972,793
Winn-Dixie Stores Inc.                           42,992              529,232
Wrigley (William Jr.) Co.                        68,831            3,870,367
                                                             ---------------
                                                                  51,121,084

Forest Products & Paper 0.52%
Boise Cascade Corp.                              17,787              425,109
Georgia-Pacific Corp.                            76,521            1,450,073
International Paper Co.                         146,487            5,233,980
Louisiana-Pacific Corp./(1)/                     31,891              345,698
MeadWestvaco Corp.                               61,258            1,513,073
Plum Creek Timber Co. Inc.                       56,078            1,455,224
Temple-Inland Inc.                               16,508              708,358
Weyerhaeuser Co.                                 66,984            3,617,136
                                                             ---------------
                                                                  14,748,651

Gas 0.16%
KeySpan Corp.                                    48,096            1,705,003
Nicor Inc.                                       13,438              498,684
Peoples Energy Corp.                             11,003              471,919
Sempra Energy                                    63,423            1,809,458
                                                             ---------------
                                                                   4,485,064

Hand/Machine Tools 0.31%
Black & Decker Corp.                             23,805            1,034,327
Emerson Electric Co.                            128,757            6,579,483
Snap-On Inc.                                     17,766              515,747
Stanley Works (The)                              26,225              723,810
                                                             ---------------
                                                                   8,853,367

Health Care 4.53%
Aetna Inc.                                       46,440            2,795,688
Anthem Inc./(1)/                                 42,332            3,265,914
Bard (C.R.) Inc.                                 15,906            1,134,257
Bausch & Lomb Inc.                               16,251              609,412
Baxter International Inc.                       182,747            4,751,422
Becton, Dickinson & Co.                          77,894            3,026,182
Biomet Inc.                                      79,022            2,264,771
Boston Scientific Corp./(1)/                    125,461            7,665,667
Guidant Corp.                                    94,594            4,199,028
HCA Inc.                                        156,593            5,017,240
Health Management Associates Inc. Class A        72,958            1,346,075
Humana Inc./(1)/                                 49,345              745,109
Johnson & Johnson                               908,205           46,954,199
Manor Care Inc./(1)/                             27,645              691,401
Medtronic Inc.                                  373,056           17,895,496
Quest Diagnostics Inc./(1)/                      32,206            2,054,743
St. Jude Medical Inc./(1)/                       55,027            3,164,053
Stryker Corp.                                    60,719            4,212,077
Tenet Healthcare Corp./(1)/                     142,922            1,665,041
UnitedHealth Group Inc.                         181,342            9,112,436
WellPoint Health Networks Inc./(1)/              44,539            3,754,638
Zimmer Holdings Inc./(1)/                        60,076            2,706,424
                                                             ---------------
                                                                 129,031,273

Home Builders 0.12%
Centex Corp.                                     19,030            1,480,344
KB Home                                          14,533              900,755
Pulte Homes Inc.                                 18,720            1,154,275
                                                             ---------------
                                                                   3,535,374

Home Furnishings 0.11%
Leggett & Platt Inc.                             59,145            1,212,473
Maytag Corp.                                     23,920              584,126
Whirlpool Corp.                                  20,968            1,335,662
                                                             ---------------
                                                                   3,132,261

Household Products/Wares 0.35%
American Greetings Corp. Class A/(1)/            20,099              394,744
Avery Dennison Corp.                             33,775            1,695,505
Clorox Co.                                       66,370            2,830,681
Fortune Brands Inc.                              44,509            2,323,370
Newell Rubbermaid Inc.                           83,845            2,347,660
Tupperware Corp.                                 17,778              255,292
                                                             ---------------
                                                                   9,847,252

Insurance 3.07%
ACE Ltd.                                         80,946            2,775,638
AFLAC Inc.                                      157,141            4,832,086
Allstate Corp. (The)                            215,318            7,676,087
Ambac Financial Group Inc.                       32,492            2,152,595
AON Corp.                                        95,459            2,298,653
Chubb Corp.                                      56,611            3,396,660
CIGNA Corp.                                      42,866            2,012,130
Cincinnati Financial Corp.                       49,146            1,822,825
Hancock (John) Financial Services Inc.           88,371            2,715,641
Hartford Financial Services Group Inc.           85,583            4,309,960
Jefferson-Pilot Corp.                            43,539            1,805,127
Lincoln National Corp.                           54,268            1,933,569
Loews Corp.                                      56,690            2,680,870
Marsh & McLennan Companies Inc.                 163,846            8,367,615
MBIA Inc.                                        44,067            2,148,266
MetLife Inc.                                    232,514            6,584,796
MGIC Investment Corp.                            30,249            1,410,813
Principal Financial Group Inc.                  100,096            3,228,096
Progressive Corp. (The)                          66,572            4,866,413
Prudential Financial Inc.                       168,246            5,661,478
SAFECO Corp.                                     42,303            1,492,450
St. Paul Companies Inc.                          69,592            2,540,804
Torchmark Corp.                                  35,586            1,325,579
Travelers Property Casualty Corp. Class B       307,822            4,854,353
UNUMProvident Corp.                              87,937            1,179,235
XL Capital Ltd. Class A                          41,775            3,467,325
                                                             ---------------
                                                                  87,539,064

Iron/Steel 0.06%
Allegheny Technologies Inc.                      24,504              161,726
Nucor Corp.                                      23,929            1,168,932
United States Steel Corp.                        31,489              515,475
                                                             ---------------
                                                                   1,846,133

Leisure Time 0.41%
Brunswick Corp.                                  27,575              689,927
Carnival Corp.                                  192,264            6,250,503
Harley-Davidson Inc.                             92,485            3,686,452
Sabre Holdings Corp.                             43,788            1,079,374
                                                             ---------------
                                                                  11,706,256

Lodging 0.26%
Harrah's Entertainment Inc./(1)/                 33,620            1,352,869
Hilton Hotels Corp.                             115,183            1,473,191
Marriott International Inc. Class A              71,007            2,728,089
Starwood Hotels & Resorts Worldwide Inc.         61,339            1,753,682
                                                             ---------------
                                                                   7,307,831

Machinery 0.54%
Caterpillar Inc.                                105,356            5,864,115
Cummins Inc.                                     12,668              454,655
Deere & Co.                                      73,208            3,345,606
Dover Corp.                                      61,922            1,855,183
Ingersoll-Rand Co. Class A                       51,795            2,450,939
McDermott International Inc./(1)/                19,820              125,461
Rockwell Automation Inc.                         56,807            1,354,279
                                                             ---------------
                                                                  15,450,238

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                    June 30, 2003 (Unaudited)

Security Name                                  Shares             Value
----------------------------------------------------------------------------
Manufacturers 4.95%
Cooper Industries Ltd.                           28,539      $     1,178,661
Crane Co.                                        18,084              409,241
Danaher Corp.                                    46,736            3,180,385
Eastman Kodak Co.                                87,741            2,399,716
Eaton Corp.                                      22,808            1,792,937
General Electric Co.                          3,057,452           87,687,723
Honeywell International Inc.                    262,411            7,045,735
Illinois Tool Works Inc.                         94,073            6,194,707
ITT Industries Inc.                              28,090            1,838,771
Pall Corp.                                       37,664              847,440
Textron Inc.                                     41,402            1,615,506
3M Co.                                          119,556           15,420,334
Tyco International Ltd.                         610,833           11,593,610
                                                             ---------------
                                                                 141,204,766

Media 3.82%
AOL Time Warner Inc./(1)/                     1,375,695           22,134,933
Clear Channel Communications Inc./(1)/          187,851            7,963,004
Comcast Corp. Class A/(1)/                      688,068           20,765,892
Dow Jones & Co. Inc.                             24,955            1,073,814
Gannett Co. Inc.                                 82,157            6,310,479
Knight Ridder Inc.                               24,978            1,721,734
McGraw-Hill Companies Inc. (The)                 58,383            3,619,746
Meredith Corp.                                   15,189              668,316
New York Times Co. Class A                       46,187            2,101,509
Tribune Co.                                      94,503            4,564,495
Univision Communications Inc. Class A/(1)/       70,087            2,130,645
Viacom Inc. Class B/(1)/                        537,241           23,455,942
Walt Disney Co. (The)                           625,007           12,343,888
                                                             ---------------
                                                                 108,854,397

Metal Fabricate/Hardware 0.01%
Worthington Industries Inc.                      26,211              351,227
                                                             ---------------
                                                                     351,227

Mining 0.45%
Alcoa Inc.                                      258,536            6,592,668
Freeport-McMoRan Copper & Gold Inc.              44,434            1,088,633
Newmont Mining Corp.                            123,008            3,992,840
Phelps Dodge Corp./(1)/                          27,218            1,043,538
                                                             ---------------
                                                                  12,717,679

Office/Business Equipment 0.19%
Pitney Bowes Inc.                                71,726            2,754,996
Xerox Corp./(1)/                                239,090            2,531,963
                                                             ---------------
                                                                   5,286,959

Oil & Gas Producers 5.04%
Amerada Hess Corp.                               27,488            1,351,860
Anadarko Petroleum Corp.                         76,292            3,392,705
Apache Corp.                                     49,420            3,215,265
Burlington Resources Inc.                        61,478            3,324,115
Chevron Texaco Corp.                            326,811           23,595,754
ConocoPhillips                                  207,620           11,377,576
Devon Energy Corp.                               70,581            3,769,025
EOG Resources Inc.                               35,121            1,469,463
Exxon Mobil Corp.                             2,043,444           73,380,074
Kerr-McGee Corp.                                 30,828            1,381,094
Kinder Morgan Inc.                               37,325            2,039,811
Marathon Oil Corp.                               94,903            2,500,694
Nabors Industries Ltd./(1)/                      44,528            1,761,082
Noble Corp./(1)/                                 40,946            1,404,448
Occidental Petroleum Corp.                      115,990            3,891,465
Rowan Companies Inc./(1)/                        28,598              640,595
Sunoco Inc.                                      23,419              883,833
Transocean Inc./(1)/                             97,775            2,148,117
Unocal Corp.                                     78,897            2,263,555
                                                             ---------------
                                                                 143,790,531

Oil & Gas Services 0.59%
Baker Hughes Inc.                               102,960            3,456,367
BJ Services Co./(1)/                             48,324            1,805,385
Halliburton Co.                                 133,688            3,074,824
Schlumberger Ltd.                               178,107            8,472,550
                                                             ---------------
                                                                  16,809,126

Packaging & Containers 0.13%
Ball Corp.                                       17,419              792,739
Bemis Co.                                        16,219              759,049
Pactiv Corp./(1)/                                48,725              960,370
Sealed Air Corp./(1)/                            25,795            1,229,390
                                                             ---------------
                                                                   3,741,548

Pharmaceuticals 8.32%
Abbott Laboratories                             477,500           20,895,400
Allergan Inc.                                    39,827            3,070,662
AmerisourceBergen Corp.                          33,753            2,340,771
Bristol-Myers Squibb Co.                        592,937           16,098,240
Cardinal Health Inc.                            136,621            8,784,730
Forest Laboratories Inc./(1)/                   111,032            6,079,002
King Pharmaceuticals Inc./(1)/                   73,725            1,088,181
Lilly (Eli) & Co.                               343,692           23,704,437
MedImmune Inc./(1)/                              77,084            2,803,545
Merck & Co. Inc.                                685,958           41,534,757
Pfizer Inc.                                   2,415,319           82,483,144
Schering-Plough Corp.                           449,311            8,357,185
Watson Pharmaceuticals Inc./(1)/                 32,737            1,321,593
Wyeth                                           406,230           18,503,777
                                                             ---------------
                                                                 237,065,424

Pipelines 0.11%
Dynegy Inc. Class A                             113,732              477,674
El Paso Corp.                                   183,276            1,480,870
Williams Companies Inc.                         158,234            1,250,049
                                                             ---------------
                                                                   3,208,593

Real Estate Investment Trusts 0.31%
Apartment Investment &
 Management Co. Class A                          28,708              993,297
Equity Office Properties Trust                  123,302            3,330,387
Equity Residential                               83,332            2,162,465
Simon Property Group Inc.                        57,790            2,255,544
                                                             ---------------
                                                                   8,741,693

Retail 7.18%
AutoNation Inc./(1)/                             86,248            1,355,819
AutoZone Inc./(1)/                               27,412            2,082,490
Bed Bath & Beyond Inc./(1)/                      90,305            3,504,737
Best Buy Co. Inc./(1)/                           98,555            4,328,536
Big Lots Inc./(1)/                               35,635              535,950
Circuit City Stores Inc.                         63,614              559,803
CVS Corp.                                       120,494            3,377,447
Darden Restaurants Inc.                          51,640              980,127
Dillards Inc. Class A                            25,845              348,132
Dollar General Corp.                            101,955            1,861,698
eBay Inc./(1)/                                   97,118           10,117,753
Family Dollar Stores Inc.                        52,597            2,006,576
Federated Department Stores Inc.                 57,385            2,114,637
Gap Inc. (The)                                  272,389            5,110,018
Home Depot Inc.                                 702,973           23,282,466
Kohls Corp./(1)/                                103,632            5,324,612
Limited Brands Inc.                             159,860            2,477,830
Lowe's Companies Inc.                           238,541           10,245,336
May Department Stores Co. (The)                  88,197            1,963,265
McDonald's Corp.                                389,177            8,585,245
Nordstrom Inc.                                   41,495              809,982
Office Depot Inc./(1)/                           94,427            1,370,136
Penney (J.C.) Co. Inc. (Holding Co.)             82,228            1,385,542

MASTER INVESTMENT PORTFOLIO - S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                    June 30, 2003 (Unaudited)

Security Name                                  Shares             Value
----------------------------------------------------------------------------
RadioShack Corp.                                 51,537      $     1,355,938
Sears, Roebuck and Co.                           94,046            3,163,707
Staples Inc./(1)/                               148,902            2,732,352
Starbucks Corp./(1)/                            119,425            2,928,301
Target Corp.                                    278,589           10,541,808
Tiffany & Co.                                    44,412            1,451,384
TJX Companies Inc.                              156,322            2,945,106
Toys R Us Inc./(1)/                              65,090              788,891
Walgreen Co.                                    313,507            9,436,561
Wal-Mart Stores Inc.                          1,339,656           71,899,338
Wendy's International Inc.                       34,804            1,008,272
Yum! Brands Inc./(1)/                            89,575            2,647,837
                                                             ---------------
                                                                 204,627,632

Semiconductors 3.15%
Advanced Micro Devices Inc./(1)/                105,623              677,043
Altera Corp./(1)/                               117,071            1,919,964
Analog Devices Inc./(1)/                        111,726            3,890,299
Applied Materials Inc./(1)/                     506,961            8,040,401
Applied Micro Circuits Corp./(1)/                92,844              561,706
Broadcom Corp. Class A/(1)/                      85,644            2,133,392
Intel Corp.                                   1,999,021           41,547,652
KLA-Tencor Corp./(1)/                            58,197            2,705,579
Linear Technology Corp.                          95,716            3,083,012
LSI Logic Corp./(1)/                            114,644              811,680
Maxim Integrated Products Inc.                   99,292            3,394,793
Micron Technology Inc./(1)/                     186,110            2,164,459
National Semiconductor Corp./(1)/                55,765            1,099,686
Novellus Systems Inc./(1)/                       45,831            1,678,377
NVIDIA Corp./(1)/                                48,617            1,118,677
PMC-Sierra Inc./(1)/                             51,603              605,303
QLogic Corp./(1)/                                28,713            1,387,699
Teradyne Inc./(1)/                               56,517              978,309
Texas Instruments Inc.                          528,964            9,309,766
Xilinx Inc./(1)/                                103,178            2,611,435
                                                             ---------------
                                                                  89,719,232

Software 5.30%
Adobe Systems Inc.                               70,893            2,273,539
Autodesk Inc.                                    34,262              553,674
Automatic Data Processing Inc.                  183,030            6,197,396
BMC Software Inc./(1)/                           71,398            1,165,929
Citrix Systems Inc./(1)/                         50,701            1,032,272
Computer Associates International Inc.          176,798            3,939,059
Compuware Corp./(1)/                            115,478              666,308
Electronic Arts Inc./(1)/                        44,530            3,294,775
First Data Corp.                                228,881            9,484,829
Fiserv Inc./(1)/                                 59,072            2,103,554
IMS Health Inc.                                  74,512            1,340,471
Intuit Inc./(1)/                                 62,843            2,798,399
Mercury Interactive Corp./(1)/                   26,090            1,007,335
Microsoft Corp.                               3,284,408           84,113,689
Novell Inc./(1)/                                112,371              346,103
Oracle Corp./(1)/                             1,604,156           19,281,955
Parametric Technology Corp./(1)/                 80,582              245,775
PeopleSoft Inc./(1)/                             96,786            1,702,466
Siebel Systems Inc./(1)/                        149,663            1,427,785
Symantec Corp./(1)/                              45,164            1,980,893
Yahoo! Inc./(1)/                                184,503            6,044,318
                                                             ---------------
                                                                 151,000,524

Telecommunications Equipment 0.86%
ADC Telecommunications Inc./(1)/                244,884              570,090
Andrew Corp./(1)/                                29,996              275,963
Avaya Inc./(1)/                                 116,495              752,558
CIENA Corp./(1)/                                143,902              746,851
Comverse Technology Inc./(1)/                    57,503              864,270
JDS Uniphase Corp./(1)/                         437,232            1,534,684
Lucent Technologies Inc./(1)/                 1,265,077            2,568,106
Motorola Inc.                                   708,304            6,679,307
QUALCOMM Inc.                                   241,465            8,632,374
Scientific-Atlanta Inc.                          45,695            1,089,369
Tellabs Inc./(1)/                               126,198              829,121
                                                             ---------------
                                                                  24,542,693

Telecommunications 1.89%
AT&T Wireless Services Inc./(1)/                829,479            6,810,023
Citizens Communications Co./(1)/                 86,627            1,116,622
Corning Inc./(1)/                               387,106            2,860,713
Nextel Communications Inc. Class A/(1)/         314,443            5,685,129
Qwest Communications
 International Inc./(1)/                        518,419            2,478,043
Sprint Corp. (PCS Group)/(1)/                   312,903            1,799,192
Verizon Communications Inc.                     841,332           33,190,547
                                                             ---------------
                                                                  53,940,269

Telephone 1.95%
Alltel Corp.                                     95,202            4,590,640
AT&T Corp.                                      240,476            4,629,163
BellSouth Corp.                                 565,095           15,048,480
CenturyTel Inc.                                  43,751            1,524,722
SBC Communications Inc.                       1,016,351           25,967,768
Sprint Corp. (FON Group)                        274,967            3,959,525
                                                             ---------------
                                                                  55,720,298

Textiles 0.07%
Cintas Corp.                                     52,119            1,847,097
                                                             ---------------
                                                                   1,847,097

Tobacco 1.08%
Altria Group Inc.                               619,507           28,150,398
R.J. Reynolds Tobacco Holdings Inc.              25,871              962,660
UST Inc.                                         51,124            1,790,874
                                                             ---------------
                                                                  30,903,932

Toys/Games/Hobbies 0.12%
Hasbro Inc.                                      53,038              927,635
Mattel Inc.                                     134,459            2,543,964
                                                             ---------------
                                                                   3,471,599

Transportation 1.39%
Burlington Northern Santa Fe Corp.              114,098            3,244,947
CSX Corp.                                        65,329            1,965,750
FedEx Corp.                                      91,251            5,660,300
Norfolk Southern Corp.                          119,193            2,288,506
Union Pacific Corp.                              77,708            4,508,618
United Parcel Service Inc. Class B              344,231           21,927,515
                                                             ---------------
                                                                  39,595,636

Trucking & Leasing 0.02%
Ryder System Inc.                                19,154              490,725
                                                             ---------------
                                                                     490,725
----------------------------------------------------------------------------
Total Common Stocks (Cost: $2,840,355,304)                     2,748,672,117
----------------------------------------------------------------------------

                                               Shares or
Security Name                                  Principal           Value
-----------------------------------------------------------------------------
Short Term Instruments 8.41%
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares/(2)/                      166,375,722       166,375,722
Barclays Global Investors Funds
 Prime Money Market Fund,
 Institutional Shares/(2)/                       24,246,059        24,246,059
BlackRock Temp Cash Money Market Fund/(2)/        1,222,710         1,222,710
Short Term Investment Co.-
 Liquid Assets Money Market Portfolio/(2)/        6,357,794         6,357,794

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                    June 30, 2003 (Unaudited)

                                               Shares or
Security Name                                  Principal           Value
-----------------------------------------------------------------------------
Short Term Investment Co.-
 Prime Money Market Portfolio,
 Institutional Shares/(2)/                        2,694,007   $     2,694,007
Abbey National Treasury Services PLC,
 Time Deposit
 1.38%, 07/01/03/(2)/                       $     1,616,404         1,616,404
Beta Finance Inc., Floating Rate Note
 1.06%, 05/20/04/(2)/                             1,346,801         1,346,801
 1.17%, 08/15/03/(2)/                             2,020,618         2,020,618
Canadian Imperial Bank of Commerce,
 Floating Rate Note
 1.07%, 10/30/03/(2)/                             1,077,602         1,077,602
CC USA Inc., Floating Rate Note
 1.10%, 04/19/04/(2)/                             1,185,304         1,185,304
 1.31%, 05/24/04/(2)/                             2,693,737         2,693,737
Dorada Finance Inc., Floating
 Rate Note
 1.06%, 05/20/04/(2)/                             2,693,602         2,693,602
Five Finance Inc., Floating Rate Note
 1.15%, 04/15/04/(2)/                             1,347,003         1,347,003
HBOS Treasury Services PLC,
 Floating Rate Note
 1.27%, 06/24/04/(2)/                             2,694,007         2,694,007
Holmes Financing PLC, Floating
 Rate Bond
 1.14%, 04/15/04/(2)/                               538,801           538,801
K2 USA LLC, Floating Rate Note
 1.15%, 05/17/04/(2)/                             1,346,936         1,346,936
 1.22%, 04/13/04/(2)/                             1,346,936         1,346,936
Links Finance LLC, Floating Rate Note
 0.98%, 06/28/04/(2)/                             1,346,734         1,346,734
 1.08%, 03/29/04/(2)/                             1,347,003         1,347,003
 1.29%, 05/04/04/(2)/                             1,346,936         1,346,936
Sigma Finance Inc., Floating Rate Note
 1.13%, 10/15/03/(2)/                             2,693,872         2,693,872
U.S. Treasury Bill
 0.85%(3), 09/25/03/(4)/                          9,450,000         9,430,627
White Pine Finance LLC, Floating
 Rate Note
 1.07%, 04/20/04/(2)/                             1,347,003         1,347,003
 1.14%, 05/17/04/(2)/                             1,616,404         1,616,404
-----------------------------------------------------------------------------
Total Short Term Instruments
 (Cost: $239,934,156)                                             239,932,622
-----------------------------------------------------------------------------

Security Name                                   Shares             Value
-----------------------------------------------------------------------------
Repurchase Agreements 0.07%
Bank of America NA Repurchase Agreement,
 dated 06/30/03, due 07/01/03, with an
 effective yield of 1.30%/(2)/              $     1,347,003   $     1,347,003
Merrill Lynch Government Securities Inc.
 Repurchase Agreement, dated 06/30/03,
 due 07/01/03, with an effective
 yield of 1.38%/(2)/                                538,801           538,801
-----------------------------------------------------------------------------
Total Repurchase Agreements
 (Cost: $1,885,804)                                                 1,885,804
-----------------------------------------------------------------------------
Total Investments in Securities
 (Cost $3,082,175,264) 104.89%                                  2,990,490,543
Other Assets, Less Liabilities (4.89%)                           (139,522,597)
-----------------------------------------------------------------------------
NET ASSETS 100.00%                                            $ 2,850,967,946
=============================================================================

(1)  Non-income earning securities.
(2) All or a portion of this security represents investments of securities lending collateral.
(3)  Yield to Maturity.
(4) This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003 (unaudited)

ASSETS
Investments in securities, at value (including securities on
 loan/(1)/) (Cost: $3,082,175,264) (Note 1)                     $  2,990,490,543
Receivables:
  Dividends and interest                                               3,505,157
                                                                ----------------
Total Assets                                                       2,993,995,700
                                                                ----------------

LIABILITIES
Payables:
  Due to broker - variation margin                                        22,260
  Collateral for securities loaned (Note 4)                          142,749,585
  Advisory fees (Note 2)                                                 255,909
                                                                ----------------
Total Liabilities                                                    143,027,754
                                                                ----------------
NET ASSETS                                                      $  2,850,967,946
                                                                ================

(1)  Securities on loan with market value of $137,590,771. See Note 4.

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2003 (Unaudited)

NET INVESTMENT INCOME
  Dividends (Net of foreign withholding tax of $6,109)          $    21,247,302
  Interest                                                              748,126
  Securities lending income                                              44,064
                                                                ---------------
Total investment income                                              22,039,492
                                                                ---------------

EXPENSES (NOTE 2)
  Advisory fees                                                         620,619
                                                                ---------------
Total expenses                                                          620,619
                                                                ---------------
NET INVESTMENT INCOME                                                21,418,873

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on sale of investments                          (51,725,104)
  Net realized gain on futures contracts                              7,697,446
  Net change in unrealized appreciation (depreciation)
   of investments                                                   310,520,446
  Net change in unrealized appreciation (depreciation)
   of futures contracts                                               1,004,340
                                                                ---------------
Net gain on investments                                             267,497,128
                                                                ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $   288,916,001
                                                                ===============

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        For the Six Months    For the Year Ended
                                                                        Ended June 30, 2003   December 31, 2002
                                                                        -------------------   ------------------
                                                                           (Unaudited)
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                 $        21,418,873   $       40,577,166
  Net realized loss                                                             (44,027,658)        (255,819,289)
  Net change in unrealized appreciation (depreciation)                          311,524,786         (457,092,164)
                                                                        -------------------   ------------------
Net increase (decrease) in net assets resulting from operations                 288,916,001         (672,334,287)
Interestholder transactions:
  Contributions                                                                 680,765,775        1,124,925,648
  Withdrawals                                                                  (458,632,915)        (904,586,226)
                                                                        -------------------   ------------------
Net increase in net assets resulting from interestholder transactions           222,132,860          220,339,422
                                                                        -------------------   ------------------
Increase (decrease) in net assets                                               511,048,861         (451,994,865)

NET ASSETS:
Beginning of period                                                           2,339,919,085        2,791,913,950
                                                                        -------------------   ------------------
End of period                                                           $     2,850,967,946   $    2,339,919,085
                                                                        ===================   ==================

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
June 30, 2003 (Unaudited)

1.   Significant Accounting Policies

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Retirement (formerly LifePath Income), LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Prime Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

     These financial statements relate only to the S&P 500 Index Master Portfolio (the "Master Portfolio").

     The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     (A) Security Valuation -- The equity securities of the Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Beginning April 14, 2003, securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ") are valued at the NASDAQ Official Closing Price. Securities not listed on an exchange or national securities market, or securities for which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by MIP's Board of Trustees.

     (B) Security Transactions and Income Recognition -- Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premium and accretes discount on debt securities purchased using a constant yield to maturity method.

     (C) Federal Income Taxes -- MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

          It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

     (D) Futures Contracts -- The Master Portfolios may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolio is required to segregate cash,

S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (continued)
June 30, 2003 (Unaudited)

          U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

          As of June 30, 2003, the open futures contracts outstanding were as follows:

          Number of                  Expiration     Notional     Net Unrealized
          Contracts   Futures Index     Date     Contract Value   Depreciation
          ---------   -------------  ----------  --------------  --------------
          421            S&P 500      09/19/03   $  103,833,680  $   (1,393,955)

          The Master Portfolio has pledged to brokers a U.S. Treasury Bill for initial margin requirements with a face amount of $9,450,000.

     (E) Repurchase Agreements -- The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. The Master Portfolio did not enter into any repurchase agreements at June 30, 2003. Repurchase agreements held by the Master Portfolio at June 30, 2003 represent collateral from securities on loan.

2.   Agreements and Other Transactions with Affiliates

     Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.05% of the average daily net assets of the Master Portfolio as compensation for advisory services.

     Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

     Prior to February 24, 2003, IBT served as securities lending agent for MIP. Effective February 24, 2003, BGI began serving as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolio's investment advisor. The Board of Trustees has approved the selection of BGI as securities lending agent subject to the conditions of the exemptive order that was issued by the Securities and Exchange Commission ("SEC"). As securities lending agent, BGI receives a fee based on a share of the income earned on investment of the cash collateral received for the loan of securities. For the period from February 24, 2003 through June 30, 2003, BGI earned $20,982 in securities lending agent fees.

     SEI Investment Distribution Company is the sponsor and placement agent for the Master Portfolio. Prior to April 1, 2003, Stephens Inc. served as sponsor and placement agent for the Master Portfolio.

     MIP has entered into administration services arrangements with BGI who has agreed to provide general administration services to the Master Portfolio, such as managing and coordinating third-party service relationships. BGI is not entitled to compensation for providing administration services to the Master Portfolio for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI (or an affiliate) receives advisory from the Master Portfolio. BGI may delegate certain of its administration duties to sub-administrators. Prior to April 1, 2003, BGI and Stephens Inc. jointly served as co-administrators for the Master Portfolio.

     Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolio. For the six months ended June 30, 2003, BGIS did not receive any brokerage commissions from the Master Portfolio.

     Pursuant to an exemptive order issued by the SEC, the Master Portfolio may invest in the Institutional Shares of the Institutional Money Market Fund ("IMMF") and Prime Money Market Fund ("PMMF") of Barclays Global Investors Funds. The IMMF and PMMF are feeder funds in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio and Prime Money Market Master Portfolio, respectively, which are managed by BGFA, the Master Portfolio's investment advisor. The IMMF and PMMF are open-end money market funds available only to institutional investors, including other investment companies managed by BGFA. The IMMF and PMMF seek a high level of income

--------------------------------------------------------------------------------

     consistent with liquidity and the preservation of capital. While the IMMF and PMMF do not directly charge an advisory fee, the master portfolios in which they invest do charge an advisory fee. Income distributions from the IMMF and PMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio from temporary cash investments or from investment of securities lending collateral are recorded as either interest income or securities lending income, respectively, in the accompanying Statement of Operations.

     Pursuant to Rule 17a-7 of the 1940 Act, the Master Portfolio executed cross trades for the six months ended June 30, 2003. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment advisor. The Board has concluded that all transactions executed during the first quarter of 2003 were in compliance with the requirements and restrictions set forth by Rule 17a-7, and has not yet reviewed those transactions executed during the second quarter of 2003.

     Certain officers and trustees of MIP are also officers or employees of BGI. As of June 30, 2003, these officers or employees of BGI collectively owned less than 1% of MIP's outstanding beneficial interests.

3.   Investment Portfolio Transactions

     Investment transactions (excluding short-term investments) for the six months ended June 30, 2003, were as follows:

     Purchases at cost       $    330,630,186
     Sales proceeds                85,664,742

     At June 30, 2003, the cost of investments for federal income tax purposes was $3,082,175,264. Net unrealized depreciation aggregated $91,684,721, of which $332,143,381 represented gross unrealized appreciation on securities and $423,828,102 represented gross unrealized depreciation on securities.

4.   Portfolio Securities Loaned

     The Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers, and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

     As of June 30, 2003, the Master Portfolio had loaned securities which were collateralized by cash. The cash collateral received was invested in securities with remaining maturity of 397 days or less, repurchase agreements and money market mutual funds. The market value of the securities on loan at June 30, 2003 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities.

5.   Financial Highlights

     Financial highlights for the Master Portfolio were as follows:

                          Six Months
                             Ended          Year Ended     Year Ended     Year Ended    Period Ended     Year Ended,    Year Ended,
                         June 30, 2003     December 31,   December 31,   December 31,   December 31,     February 28,  February 28,
                          (Unaudited)          2002           2001           2000         1999/1/            1999          1998
                         -------------     ------------   ------------   ------------   ------------     ------------  ------------
Ratio of expenses to
 average net assets/2/            0.05%            0.05%          0.05%          0.05%          0.05%            0.05%         0.05%
Ratio of net investment
 income to average
 net assets/2/                    1.73%            1.57%          1.31%          1.22%          1.44%            1.61%         1.89%
Portfolio turnover rate              4%              12%             9%            10%             7%              11%            6%
Total return                     11.68%/3/       (22.05%)       (11.96%)        (9.19%)        19.82%/3/        19.65%        34.77%

1 For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year-end from February 28 to December 31.
2    Annualized for periods of less than one year.
3    Not annualized.

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

     Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association ("FAAM"), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor"), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

Directors

  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers

  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Christopher O. Petersen, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

  Barclays Global Fund Advisors
  45 Fremont Street, San Francisco, California 94105

Distributor

  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

  Investors Bank & Trust Company
  89 South Street, Boston, Massachusetts 02111

Independent Accountants

  PricewaterhouseCoopers LLP
  333 Market Street, San Francisco, California 94105

Legal Counsel

  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT35739 08-03


Strong Investments
P.O. Box 2936  |  Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                             SINDEX/WH3130 06-03

Item 1. Reports to Stockholders

                                               SEMIANNUAL REPORT | June 30, 2003


                                                                      The Strong

                                                                          Sector

                                                                           Funds

                              [PHOTO APPEARS HERE]

                      Strong Energy Fund

              Strong Technology 100 Fund

                                                                   [STRONG LOGO]

                                               SEMIANNUAL REPORT | June 30, 2003


                                                                      The Strong

                                                                          Sector

                                                                           Funds

Table of Contents

Investment Reviews

     Strong Energy Fund........................................... 2
     Strong Technology 100 Fund .................................. 4

Financial Information

     Schedules of Investments in Securities
          Strong Energy Fund ..................................... 6
          Strong Technology 100 Fund ............................. 6
     Statements of Assets and Liabilities ........................ 9
     Statements of Operations ....................................10
     Statements of Changes in Net Assets .........................11
     Notes to Financial Statements ...............................12

Financial Highlights .............................................17

Directors and Officers ...........................................18

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update--January 1 to June 30, 2003

In the early 1930s, politicians and policymakers in the United States and elsewhere made a series of strategic errors that resulted in what historians termed "an economic contraction. "The rest of us call that period of horrible human suffering and deprivation The Great Depression. When it finally ended, those same politicians and economists vowed never to make the same mistakes again.

In this country, seven decades later, the lessons of The Great Depression still echo in our hearts and minds. Today, responding to weak economic growth and fears of a possible severe slowdown, our government's economic policymakers have employed almost every imaginable tool to spur economic growth. As the world's biggest economy and the economic engine of the world, the U.S. has led the way--but not alone. Other countries and regional economic authorities are likewise moving to stimulate their economies.

The store of economic stimulants being brought to bear is unrivaled since World War II. In the U.S. alone, we have witnessed massive government spending, with a projected deficit larger than any in history. Monetary policy also has contributed, pushing short-term interest rates to the lowest levels in more than 50 years. A weaker dollar aims to support manufacturing and export growth. Changes in the tax laws on dividends and the evolving shift in corporate compensation away from stock options to stock grants should meaningfully improve corporate capital allocation.

History has demonstrated that it is dangerous to bet against the world's governing bodies when they resolve to propel economic growth. Signs suggest that we are in the beginning stages of a solid economic rebound. Early in such a recovery phase, stocks and commodity prices usually rise, anticipating further recovery. As additional signs of improvement emerge, consumer and business confidence historically grows, and soon spending typically accelerates.

In the early stages of recovery, employment generally lags (usually 12-18 months) until employers gain confidence that such momentum will be sustained. Because politicians are hypersensitive to employment numbers, they constantly beat the drums of despair, when in reality hiring may be about to improve. And so, it is not unusual to see more aggressive measures taken beyond the point where a legitimate recovery is in place and employment is actually ready to expand.

The strength of our economic system is that, beneath the bland economic statistics reported daily, the system is always driving toward greater efficiency and productivity. Those gains, in turn, inspire growth and create wealth. The pressure and incentive for positive change is heightened during downturns. Thus, our economy is often stronger in the ensuing recovery. It is the combination of our political freedom and our flexible economic system that has created the world's richest and most productive country.

The change that our system creates and accommodates is astonishing. At the beginning of the 20th century, 60 million Americans were employed in agriculture. Today, that number has shrunk to an almost unbelievable 2.5 million people. In the 1950s, 35% of Americans were employed in manufacturing; that number has now fallen to 15%. Manufacturing supplanted farming as the country's dominant employer and wealth generator. Now, the service and technology sectors are taking their turn as the nation's leading economic sectors.

The changes under way in executive compensation and taxation of shareholder dividends are important for all investors to understand. The use of stock grants instead of stock options--that is, real money in place of pipe dreams and gimmicks--should shore up the financial foundation of American corporations. Likewise, the dividend tax law change should have far-reaching consequences. The time-honored practice of companies returning part of their profits to shareholders is a sound one. Issuing dividends will make corporate executives more sensitive to downside risk as well as upside opportunity. The impact of lower taxes on those dividends could be massive.

The United States and the rest of the world are in a consolidation phase following the 1990s, a period that was--in every economic sense--abnormal. The boom and the resultant bust scared and disoriented all of us. But we believe that chapter is closing, and we are wiser for the lessons it taught us.

At the end of the day, there is a good chance that governmental growth initiatives throughout the world will work. If they do, the world's economy will recover, and we could reach a healthy 4%-plus real growth rate in 2004. The current program of policy and tax changes should lay the foundation for job growth and a sustained period of better economic times.

Investors should get on the right side of these trends by continuing to invest using the appropriate combination of stocks and bonds, always consistent with their long-term financial goals.

                                                                        /s/ Dick

Strong Energy Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Energy Fund seeks total return by investing for capital growth and income. The Fund invests, under normal conditions, at least 80% of its net assets in the stocks of companies involved in the discovery, development, production, generation, transmission, refinement, measurement, or distribution of energy. It focuses on large- and medium-capitalization companies that pay current dividends and whose earnings are expected to improve. The Fund may also invest up to 25% of its net assets in foreign securities. The manager may sell a holding when he believes it no longer has potential for earnings growth or when it is otherwise unattractive.

                     Growth of an Assumed $10,000 investment
                             From 9-30-97 to 6-30-03

                              [CHART APPEARS HERE]

                                                    Lipper
                                                    Natural
                  The Strong         S&P 500       Resources
                  Energy Fund        Index*       Funds Index*
Sep 97              $ 10,000        $ 10,000       $ 10,000
Dec 97              $  9,306        $ 10,287       $  9,265
Jun 98              $  8,626        $ 12,108       $  8,989
Dec 98              $  7,275        $ 13,227       $  7,123
Jun 99              $  8,988        $ 14,864       $  9,234
Dec 99              $  8,697        $ 16,010       $  9,511
Jun 00              $ 10,381        $ 15,942       $ 11,040
Dec 00              $ 12,505        $ 14,553       $ 12,290
Jun 01              $ 11,753        $ 13,579       $ 11,339
Dec 01              $ 10,841        $ 12,825       $ 10,744
Jun 02              $ 10,942        $ 11,138       $ 11,093
Dec 02              $  9,700        $  9,992       $  9,968
Jun 03              $ 10,501        $ 11,166       $ 10,823

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Natural Resources Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage 2 of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In the year's first quarter, the Fund outperformed a sluggish stock market. While the market focused on poor economic numbers and the impending war with Iraq, energy stocks performed well. Oil prices were strong, as the upcoming war with Iraq created uncertainty relative to oil supply. In addition, Venezuela and Nigeria continued to suffer civil disturbances that impeded their export of oil. Natural gas was also strong because of a cool winter and reduced supply levels.

In the second quarter, however, the relationship between energy stocks' performance and that of the overall stock market reversed. The market benefited from lower interest rates, quick progress in the war on Iraq, winter's end, and an anticipated rebound in the economy. In contrast, energy commodity prices moderated, causing these stocks to lag while other previously depressed sectors of the market rallied strongly.

Equity markets experience a recovery

As the war in Iraq faded from the headlines, investors began to participate in a recovering stock market. Confidence begets confidence, and the recent rally from the March lows was one of the strongest in stock market history. Investors have begun to react positively to lower interest rates, a strong housing market, moderating oil and gas prices, and the first signs of an improvement in the economy.

All industries represented in the S&P 500 Index rose for the six months, including energy, but the strongest-performing stock sectors were the ones that had been most damaged by the three-year bear market. These groups included telecommunication services, distressed gas pipelines, and information technology. Defensive groups such as healthcare, consumer staples, and energy lagged in the rally.

In energy, oil and gas prices moderated but stayed at high levels that reflected the unsettled world oil supply situation in Iraq, Venezuela, and Nigeria. Demand continues to improve throughout the world, and OPEC is maintaining its market discipline. Natural gas remains in tight supply, despite an increase in drilling activity. Customers have begun to store gas for use in the winter, but these storage levels remain well below historical norms.

Tight energy supply is an important factor

As we remain positive with respect to the environment for energy stocks, the Fund continues to emphasize companies that focus on exploration and production (which add value through new discoveries or acquisitions), as well as oil service stocks in the portfolio. These are areas that we consider to be the growth areas of energy; therefore, they do involve greater volatility than other slower-growing or stable energy holdings. Our allocation to these stocks is consistent with our conviction that oil and natural gas reserves are valuable assets and that the world supply of oil and the outlook for North American natural gas production outlook are both very tight.

We anticipate that the nascent economic recovery in the U.S. and other parts of the world will increase demand for oil and natural gas. The companies that we believe are poised to benefit from this scenario are those that already own reserves of these fuels (and thus can increase production), as well as those that provide the goods and services these producers need.

Over the six months, we did not make any substantial shifts in the Fund's sector weightings and only made minor changes among our individual holdings.

Energy could benefit from recovering economy

We are moderately positive on the outlook for the market. Valuations of energy stocks are currently at reasonable levels, reflecting the outlook for an extended period of slow economic growth. We believe that the economy will continue to recover, with energy stocks benefiting from this improvement.

Based on my more than 35 years in the energy investment arena, I see much reason to believe we are in an environment for energy stocks that is very similar to one that prevailed during the 1970s. At that time, energy stocks represented the largest and best-performing component of the stock market for a number of years. Now, as then, oil and natural gas are in tight supply worldwide, and demand for both is rising as world economies begin to grow again.

It appears to us that major investments in the energy sector need to be made in newly producing fields, pipelines, tankers, liquefied natural gas terminals, and other areas. As capital flows to this area, we believe energy companies can create real value relative to the rest of the stock market. In our view, the story for energy remains as positive as ever.

We thank you for your interest and continued investment in the Strong Energy
Fund.

Mark A. Baskir
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
------------------------------------------------
          1-year                          -4.03%

          3-year                           0.39%

          5-year                           4.01%

          Since Fund Inception             0.85%
          (9-30-97)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Strong Energy Fund concentrates its assets in energy companies. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Natural Resources Funds Index is the average of the 30 largest funds in the Lipper Natural Resources Funds Category. These funds invest primarily in natural resources stocks. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index is Lipper Inc.

Strong Technology 100 Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Technology 100 Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following areas: computer software and hardware, semiconductor, media, biotechnology, healthcare, communications, electronics, defense, and aerospace. The manager may use a risk management tool to attempt to limit the difference between the Fund's return and the return of a style-specific benchmark. The Fund may utilize an active trading approach and may use derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return). The manager may sell a company's stock if there is a change in the company's growth prospects or deterioration in the company's fundamental qualities.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-99 to 6-30-03

                              [CHART APPEARS HERE]

                                                      Lipper
                     The Strong                       Science &
                     Technology       S&P 500       Technology
                      100 Fund         Index*       Funds Index*
Dec 99                $ 10,000        $ 10,000        $ 10,000
Mar 00                $ 12,550        $ 10,229        $ 12,178
Jun 00                $ 12,080        $  9,958        $ 10,892
Sep 00                $ 11,770        $  9,861        $ 10,663
Dec 00                $  8,040        $  9,090        $  6,973
Mar 01                $  5,280        $  8,013        $  4,846
Jun 01                $  5,660        $  8,482        $  5,431
Sep 01                $  3,590        $  7,238        $  3,434
Dec 01                $  4,810        $  8,011        $  4,551
Mar 02                $  4,720        $  8,033        $  4,228
Jun 02                $  3,510        $  6,957        $  3,065
Sep 02                $  2,670        $  5,756        $  2,301
Dec 02                $  3,090        $  6,241        $  2,668
Mar 03                $  3,100        $  6,044        $  2,661
Jun 03                $  3,760        $  6,974        $  3,268

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage 4 of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the six months ended June 30, 2003, the posted solid returns and outpaced its broad-based benchmark, the S&P 500 Index. The Fund began the six months with a defensive posture, using cash as a hedge against downside risk. As the markets began to move upward in the second quarter, this cash position put a slight drag on performance, as did our positions in defensive companies not tied to an economic recovery. By late May, however, the Fund was fully invested in more aggressive, small-cap stocks positioned to benefit the most from an economic recovery. This shift had a positive impact on the Fund's overall performance. As a result, the Fund had a positive year-to-date return of 21.68% compared to that of the S&P 500 Index, which had a positive return of 11.75%.

Shifting sentiment toward technology stocks

When we assumed management of the Fund in March, the technology sector faced much negative investor sentiment as a result of several factors. Among the factors hurting tech stocks were uncertainty with regard to the Iraq conflict, fear of companies missing their first-quarter numbers, the negative impact of SARS on the technology food chain, concerns over inventory stockpiling, and the fear of normal seasonal summer slowdowns for technology spending. In addition, tech stocks have experienced several short-lived trading rallies during the bear market of the past three years; these episodes have caused many to be even more wary of stocks in the sector.

Interestingly, this negative sentiment actually served as a positive backdrop for the technology sector; most investors were expecting the worst, and valuations reflected that gloom. As the earnings season began, better-than-expected results along with acceptable valuations served as catalysts to drive technology stocks up over the remainder of the six months. As the period progressed, much of the Iraq situation was resolved quickly. Another positive factor was the abatement of SARS-related concerns, as demand in the more seriously affected regions began to show a significant rebound.

Technology investors began to embrace prospects for a second-half rebound in earnest, as the Federal Reserve cut short-term interest rates once again in June. This action, and the Fed's statements, made it evident that the Fed was willing to do everything in its power to jump-start the economy and provide ample liquidity to spur economic activity. In this environment, more aggressive small-cap technology stocks outperformed large-cap, defensive issues.

Adjusting the portfolio to changing conditions

Early in the period, the Fund's defensive positioning in stable, large-cap stocks and its cash cushion were designed to help it withstand a potential market downturn as the geopolitical environment, the SARS outbreak, and the outlook for IT spending remained uncertain. Shortly after the first-quarter earnings season concluded and the market began its upward movement, we began to deploy cash and build positions in more aggressive, smaller companies with good product cycles. It appeared prudent to become more bold; we believed there was significant potential for improvement given the negative sentiment going into earnings season, attractive valuations, improving fundamentals, and easing geopolitical concerns.

To this end, we took on overweightings in stocks, compared to the S&P 500 Index, that could benefit from strength in the storage, broadband, and Asian wireless markets. These stocks appeared positioned to do well regardless of the strength of the overall economic recovery. At the same time, we moved to de-emphasize large-cap, defensive tech stocks and to keep the wireless equipment sector, as concerns over inventory remain. In making our allocations to sectors and individual stocks, we consider investor sentiment, valuations, and fundamental qualities, triangulating these factors in an effort to anticipate and benefit from market moves.

The outlook for technology stocks

Our outlook for the technology sector is cautiously optimistic. Recent surveys and data points indicate that capital spending as a percentage of revenue may have found a bottom, offering the potential for meaningful recovery. Nonetheless, the slope of the upturn remains unclear, and it is possible that many valuations in the sector may already reflect assumptions of an aggressive improvement.

We will continue to monitor the pace of recovery closely and keep a careful eye on valuations. At this point, the Fund's portfolio remains focused on stocks with strong product-cycle stories, improving fundamentals, and valuations that appear reasonable given their earnings potential.

Thank you for your investment in the Strong Technology 100 Fund.

Rimas M. Milaitis
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
------------------------------------------------
          1-year                           7.12%

          3-year                         -32.23%

          Since Fund Inception           -24.39%
          (12-31-99)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Fund has a redemption fee of 1.00 percent against shares held for less than one month.

     The Fund concentrates its assets in the technology market sector. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Science and Technology Funds Index is the average of the 30 largest funds in the Lipper Science and Technology Funds Category. These funds invest primarily in science and technology stocks. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                               STRONG ENERGY FUND

                                                 Shares or
                                                 Principal           Value
                                                   Amount          (Note 2)
------------------------------------------------------------------------------
Common Stocks 97.7%
Oil & Gas - Canadian
 Exploration & Production 3.8%
Talisman Energy, Inc.                                  11,000   $      504,350

Oil & Gas - Drilling 7.8%
ENSCO International, Inc.                              10,000          269,000
Nabors Industries, Ltd. (b)                             4,500          177,975
Noble Corporation (b)                                  10,000          343,000
Rowan Companies, Inc. (b)                              11,000          246,400
                                                                --------------
                                                                     1,036,375

Oil & Gas - Field Services 8.5%
BJ Services Company (b)                                 9,000          336,240
Schlumberger, Ltd.                                     14,000          665,980
Varco International, Inc. (b)                           7,000          137,200
                                                                --------------
                                                                     1,139,420

Oil & Gas - International Integrated 26.6%
BP PLC Sponsored ADR                                    8,500          357,170
ChevronTexaco Corporation                              10,500          758,100
ConocoPhillips                                          8,000          438,400
Exxon Mobil Corporation                                22,000          790,020
Murphy Oil Corporation                                 13,000          683,800
Royal Dutch Petroleum Company                          11,500          536,130
                                                                --------------
                                                                     3,563,620

Oil & Gas - International Specialty 1.3%
Kerr McGee Corporation                                  4,000          179,200

Oil & Gas - Machinery/Equipment 14.9%
Cooper Cameron Corporation (b)                         13,500          680,130
Grant Prideco, Inc. (b)                                17,700          207,975
National-Oilwell, Inc. (b)                              6,000          132,000
Smith International, Inc. (b)                          15,000          551,100
Weatherford International, Ltd. (b)                    10,000          419,000
                                                                --------------
                                                                     1,990,205

Oil & Gas - Refining/Marketing 1.6%
Premcor, Inc. (b)                                      10,000          215,500

Oil & Gas - United States Exploration
 & Production 22.2%

Anadarko Petroleum Corporation                         12,000          533,640
Apache Corporation                                      7,035          457,697
Devon Energy Corporation                               11,592          619,013
EOG Resources, Inc.                                     9,500          397,480
Noble Energy, Inc.                                     13,000          491,400
Pioneer Natural Resources Company (b)                   5,000          130,500
Remington Oil & Gas Corporation (b)                    10,000          183,800
Spinnaker Exploration Company (b)                       6,000          157,200
                                                                --------------
                                                                     2,970,730

Oil & Gas - United States
 Integrated 6.4%
Questar Corporation                                    15,000          502,050
Western Gas Resources, Inc.                             9,000          356,400
                                                                --------------
                                                                       858,450

Utility - Gas Distribution 4.6%
Equitable Resources, Inc.                              15,000          611,100
------------------------------------------------------------------------------
Total Common Stocks (Cost $11,114,987)                              13,068,950
------------------------------------------------------------------------------
Short-Term Investments (a) 2.5%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $341,707); Collateralized by:
  United States Government &
   Agency Issues (c)                           $      341,700   $      341,700
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $341,700)                           341,700
------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $11,456,687) 100.2%                                          13,410,650
Other Assets and Liabilities,
 Net (0.2%)                                                            (27,433)
------------------------------------------------------------------------------
Net Assets 100.0%                                               $   13,383,217
==============================================================================

                           STRONG TECHNOLOGY 100 FUND

                                                  Shares or
                                                  Principal         Value
                                                   Amount          (Note 2)
------------------------------------------------------------------------------
Common Stocks 98.6%
Aerospace - Defense 3.4%
Lockheed Martin Corporation                            75,800   $    3,605,806
Raytheon Company                                       72,900        2,394,036
                                                                --------------
                                                                     5,999,842
Commercial Services - Miscellaneous 1.1%
Automatic Data Processing, Inc.                        56,000        1,896,160

Computer - Graphics 3.4%
Autodesk, Inc.                                         40,100          648,016
Mentor Graphics Corporation (b)                        74,200        1,074,416
Synopsys, Inc. (b)                                     70,300        4,348,055
                                                                --------------
                                                                     6,070,487
Computer - Integrated Systems 0.1%
Symbol Technologies, Inc.                              19,100          248,491

Computer - Local Networks 2.6%
Cisco Systems, Inc. (b)                                93,900        1,567,191
Foundry Networks, Inc. (b)                             81,600        1,175,040
Juniper Networks, Inc. (b)                            147,900        1,829,523
                                                                --------------
                                                                     4,571,754

Computer - Manufacturers 2.4%
Dell, Inc. (b)                                         58,600        1,872,856
Hewlett-Packard Company                                96,800        2,061,840
Sun Microsystems, Inc. (b)                             66,400          305,440
                                                                --------------
                                                                     4,240,136

Computer - Memory Devices 2.4%
EMC Corporation (b)                                   182,800        1,913,916
Network Appliance, Inc. (b)                            72,700        1,178,467
Storage Technology Corporation (b)                     41,900        1,078,506
                                                                --------------
                                                                     4,170,889
Computer - Services 5.0%
Computer Sciences Corporation (b)                      84,400        3,217,328
International Business Machines Corporation            57,500        4,743,750
Unisys Corporation (b)                                 73,500          902,580
                                                                --------------
                                                                     8,863,658
Computer Software - Desktop 2.8%
Adobe Systems, Inc.                                    53,500        1,715,745
Borland Software Corporation (b)                       97,000          947,690
Microsoft Corporation                                  88,800        2,274,168
                                                                --------------
                                                                     4,937,603

Computer Software -Education/
 Entertainment 3.1%
Electronic Arts, Inc. (b)                              73,500        5,438,265

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal         Value
                                                   Amount          (Note 2)
------------------------------------------------------------------------------
Computer Software - Enterprise 7.3%
BMC Software, Inc. (b)                                 52,900   $      863,857
Business Objects SA Sponsored ADR (b)                  38,400          842,880
Computer Associates International, Inc.                71,600        1,595,248
Mercury Interactive Corporation (b)                    16,000          617,760
Oracle Systems Corporation (b)                         73,600          884,672
PeopleSoft, Inc. (b)                                   53,700          944,583
SAP AG Sponsored ADR                                   78,300        2,287,926
Siebel Systems, Inc. (b)                               73,200          698,328
Sybase, Inc. (b)                                       59,900          833,209
VERITAS Software Corporation (b)                      112,100        3,213,907
                                                                --------------
                                                                    12,782,370

Computer Software - Financial 2.7%
DST Systems, Inc. (b)                                  73,000        2,774,000
Sungard Data Systems, Inc. (b)                         73,500        1,904,385
                                                                --------------
                                                                     4,678,385

Computer Software - Security 2.3%
Check Point Software Technologies, Ltd. (b)            74,400        1,454,520
Network Associates, Inc. (b)                           21,600          273,888
Symantec Corporation (b)                               52,400        2,298,264
                                                                --------------
                                                                     4,026,672

Diversified Operations 1.6%
AOL Time Warner, Inc. (b)                              73,100        1,176,179
Agilent Technologies, Inc. (b)                         83,900        1,640,245
                                                                --------------
                                                                     2,816,424

Electrical - Equipment 0.4%
American Power Conversion Corporation (b)              45,900          715,581

Electronics - Measuring Instruments 1.3%
Teradyne, Inc. (b)                                    132,600        2,295,306

Electronics - Scientific Instruments 0.8%
Thermo Electron Corporation (b)                        68,500        1,439,870

Electronics - Semiconductor Equipment 4.8%
Applied Materials, Inc. (b)                            71,300        1,130,818
KLA-Tencor Corporation (b)                             71,100        3,305,439
Lam Research Corporation (b)                           71,800        1,307,478
Novellus Systems, Inc. (b)                             73,500        2,691,644
                                                                --------------
                                                                     8,435,379

Electronics - Semiconductor
 Manufacturing 11.4%
Analog Devices, Inc. (b)                               59,000        2,054,380
Broadcom Corporation Class A (b)                       80,400        2,002,764
Cypress Semiconductor, Inc. (b)                        73,400          880,800
Intel Corporation                                     144,400        3,001,210
Linear Technology Corporation                          63,200        2,035,672
Marvell Technology Group, Ltd. (b)                     32,700        1,123,899
Maxim Integrated Products, Inc.                        60,400        2,065,076
Micron Technology, Inc. (b)                           241,000        2,802,830
National Semiconductor Corporation (b)                 60,600        1,195,032
PMC-Sierra, Inc. (b)                                   58,350          684,446
Texas Instruments, Inc.                                71,500        1,258,400
Xilinx, Inc. (b)                                       40,900        1,035,178
                                                                --------------
                                                                    20,139,687

Electronics Products - Miscellaneous 0.4%
Coherent,Inc. (b)                                      27,300          653,289

Financial Services - Miscellaneous 1.7%
First Data Corporation                                 71,950        2,981,608
Internet - E*Commerce 1.0%
eBay, Inc. (b)                                         10,000        1,041,800
InterActiveCorp (b)                                    16,500          652,905
                                                                --------------
                                                                     1,694,705

Internet - Internet Service
 Provider/Content 1.6%
Yahoo! Inc. (b)                                        83,600        2,738,736

Internet - Software 0.4%
BEA Systems, Inc. (b)                                  69,600          755,856

Medical - Biomedical/Genetics 12.9%
Amgen, Inc. (b)                                        79,800        5,301,912
Biogen, Inc. (b)                                       38,500        1,463,000
Chiron Corporation (b)                                 72,600        3,174,072
Genentech, Inc. (b)                                    81,700        5,892,204
Genzyme Corporation (b)                                82,100        3,431,780
Gilead Sciences, Inc. (b)                              16,500          917,070
Medimmune, Inc. (b)                                    74,670        2,715,748
                                                                --------------
                                                                    22,895,786

Medical - Instruments 0.5%
Applera Corporation-Applied Biosystems
 Group

Medical - Products 10.0%
Biomet, Inc.                                           73,800        2,115,108
Boston Scientific Corporation (b)                      79,880        4,880,668
Medtronic, Inc.                                        76,400        3,664,908
Millipore Corporation (b)                              59,100        2,622,267
St.Jude Medical, Inc. (b)                              76,100        4,375,750
                                                                --------------
                                                                    17,658,701

Telecommunications - Cellular 1.5%
Nextel Communications, Inc. Class A (b)                96,460        1,743,997
Sprint Corporation - PCS Group (b)                    159,400          916,550
                                                                --------------
                                                                     2,660,547

Telecommunications - Equipment 9.7%
Alcatel SA ADR (b)                                     73,500          657,825
CIENA Corporation (b)                                 105,000          544,950
Corning, Inc. (b)                                     486,400        3,594,496
Harris Corporation                                     71,600        2,151,580
JDS Uniphase Corporation (b)                           74,800          262,548
Motorola, Inc.                                         73,700          694,991
Nokia Corporation Sponsored ADR                        72,300        1,187,889
Nortel Networks Corporation (b)                        69,700          188,190
Qualcomm, Inc.                                         71,600        2,559,700
Scientific-Atlanta, Inc.                               71,600        1,706,944
UTStarcom, Inc. (b)                                   102,300        3,638,811
                                                                --------------
                                                                    17,187,924
------------------------------------------------------------------------------
Total Common Stocks (Cost $157,690,337)                            173,808,595
------------------------------------------------------------------------------
Short-Term Investments (a) 16.0%
Collateral Received for Securities
 Lending (d) 13.7%
Money Market 9.3%
Deutsche Daily Assets Fund -
 Institutional Class                           $   16,316,394       16,316,394

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG TECHNOLOGY 100 FUND (continued)

                                                  Shares or
                                                  Principal         Value
                                                   Amount          (Note 2)
------------------------------------------------------------------------------
Repurchase Agreements 4.4%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03; (Repurchase Proceeds
 $2,596,193); Collateralized by:
 United States Government & Agency Issues      $    2,596,095   $    2,596,095
Goldman, Sachs and Company (Dated 6/30/03),
 1.22%, Due 7/01/03; (Repurchase Proceeds
 $2,596,183); Collateralized by:
 United States Government & Agency Issues           2,596,095        2,596,095
Lehman Brothers Inc. (Dated 6/30/03), 1.23%,
 Due 7/01/03; (Repurchase Proceeds
 $2,596,193); Collateralized by:
 United States Government & Agency Issues           2,596,095        2,596,095
                                                                --------------
                                                                     7,788,285
                                                                --------------

Total Collateral Received for
 Securities Lending                                                 24,104,679

Repurchase Agreements 2.3%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $3,100,103); Collateralized by:
 United States Government & Agency Issues (c)       3,100,000        3,100,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,002,221); Collateralized by:
 United States Government & Agency Issues (c)       1,002,200        1,002,200
------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $28,206,879)                                                 28,206,879
------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $185,897,216) 114.6%                                        202,015,474
Other Assets and Liabilities, Net (14.6%)                          (25,749,433)
------------------------------------------------------------------------------
Net Assets 100.0%                                               $  176,266,041
==============================================================================

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c)  See Note 2(J) of Notes to Financial Statements.
(d)  See Note 2(M) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                    (In Thousands, Except Per Share Amounts)

                                                                             Strong
                                                            Strong         Technology
                                                         Energy Fund        100 Fund
                                                        --------------   --------------
Assets:
  Investments in Securities, at Value
   (Cost of $11,457 and $185,897, respectively)         $       13,411   $      202,015
  Receivable for Securities Sold                                    --            1,583
  Receivable for Fund Shares Sold                                    4                7
  Dividends and Interest Receivable                                  9               23
  Other Assets                                                       5               13
                                                        --------------   --------------
  Total Assets                                                  13,429          203,641

Liabilities:
  Payable for Securities Purchased                                  --            3,025
  Payable for Fund Shares Redeemed                                  26               31
  Payable Upon Return of Securities on Loan                         --           24,105
  Accrued Operating Expenses and Other Liabilities                  20              214
                                                        --------------   --------------
  Total Liabilities                                                 46           27,375
                                                        --------------   --------------
Net Assets                                              $       13,383   $      176,266
                                                        ==============   ==============
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)         $       15,163   $      451,216
  Undistributed Net Investment Income (Loss)                       (40)            (994)
  Undistributed Net Realized Gain (Loss)                        (3,694)        (290,074)
  Net Unrealized Appreciation (Depreciation)                     1,954           16,118
                                                        --------------   --------------
  Net Assets                                            $       13,383   $      176,266
                                                        ==============   ==============
Capital Shares Outstanding (Unlimited
 Number Authorized)                                              1,277           46,940

Net Asset Value Per Share                               $        10.48   $         3.76
                                                        ==============   ==============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                (In Thousands)

                                                                             Strong
                                                            Strong         Technology
                                                         Energy Fund        100 Fund
                                                        --------------   --------------
Income:
  Dividends - Unaffiliated Issuers (net of
   foreign withholding taxes of $4, and $5,
   respectively)                                        $           88   $          156
Interest                                                             4               23
                                                        --------------   --------------
Total Income                                                        92              179

Expenses:
  Investment Advisory Fees                                          49              446
  Administrative Fees                                               20              177
  Custodian Fees                                                     1                5
  Shareholder Servicing Costs                                       40              762
  Reports to Shareholders                                           11              200
  Federal and State Registration Fees                                8                8
  Other                                                              9               35
                                                        --------------   --------------
  Total Expenses before Expense Offsets                            138            1,633
  Expense Offsets (Note 5)                                          (6)            (460)
                                                        --------------   --------------
  Expenses, Net                                                    132            1,173
                                                        --------------   --------------
Net Investment Income (Loss)                                       (40)            (994)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                          131          (29,696)
  Net Change in Unrealized
   Appreciation/Depreciation on Investments                        912           56,699
                                                        --------------   --------------
Net Gain (Loss) on Investments                                   1,043           27,003
                                                        --------------   --------------
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                        $        1,003   $       26,009
                                                        ==============   ==============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                (In Thousands)

                                                             Strong Energy Fund              Strong Technology 100 Fund
                                                      ---------------------------------   ---------------------------------
                                                      Six Months Ended    Year Ended      Six Months Ended     Year Ended
                                                        June 30, 2003    Dec. 31, 2002     June 30, 2003      Dec. 31, 2002
                                                      ----------------   --------------   ----------------   --------------
                                                         (Unaudited)                        (Unaudited)
Operations:
  Net Investment Income (Loss)                        $            (40)  $         (115)  $           (994)  $       (2,696)
  Net Realized Gain (Loss)                                         131           (2,060)           (29,696)         (14,758)
  Net Change in Unrealized
   Appreciation/Depreciation                                       912              190             56,699          (53,468)
                                                      ----------------   --------------   ----------------   --------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                               1,003           (1,985)            26,009          (70,922)
Distributions From Net Investment Income                            --               (1)                --               --
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                   (1,555)            (746)            23,604           39,143
                                                      ----------------   --------------   ----------------   --------------
Total Increase (Decrease) in Net Assets                           (552)          (2,732)            49,613          (31,779)
Net Assets:
  Beginning of Year                                             13,935           16,667            126,653          158,432
                                                      ----------------   --------------   ----------------   --------------
  End of Year                                         $         13,383   $       13,935   $        176,266   $      126,653
                                                      ================   ==============   ================   ==============
  Undistributed Net Investment Income (Loss)          $            (40)  $           --   $           (994)  $           --

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Sector Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Energy Fund (a series of Strong Conservative Equity Funds, Inc.)

     - Strong Technology 100 Fund (a series of Strong Equity Funds, Inc.)

     Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

     Strong Energy Fund and Strong Technology 100 Fund offer Investor Class shares, which are available to the general public.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Fund's net asset values on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted or illiquid securities at June 30, 2003.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies, or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying assets fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

--------------------------------------------------------------------------------

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets, and smaller markets with lower trading volume.

     (E) Futures -- Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Funds designate liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position.

          The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. (the "Advisor"), has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value.

          The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 5.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in
          Note 5.

     (M) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

          At June 30, 2003, Strong Technology 100 Fund had securities with a market value of $23,387,176 on loan and had received $24,104,679 in collateral (both included within the Investments in the Statement of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest in the Statement of Operations. For the six months ended June 30, 2003, this securities lending income totaled $7,896.

          The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security.

     (N) Expenses -- The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

     (Q) Redemption Fees -- Investor Class shares of Strong Technology 100 Fund held for less than one month are subject to a redemption fee of 1.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund. The amount collected for the six months ended June 30, 2003 was $5,993.

3.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. These Funds had minimal borrowings under the LOC during the period. At June 30, 2003, there were no borrowings by the Funds outstanding under the LOC.

4.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the "Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                          Advisory         Administrative
                                            Fees                Fees
                                          --------         --------------
     Strong Energy Fund                       0.75%/(1)/             0.30%
     Strong Technology 100 Fund               0.75%/(1)/             0.30%

(1) The investment advisory fees are 0.75% for the first $4 billion in net assets, 0.725% for the next $2 billion, and 0.70% for net assets $6 billion and above.

     The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Funds' Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for the Strong Technology 100 Fund to keep Total Annual Operating Expenses at no more than 2.0%. This contract may only be terminated by the Board of Directors of the Funds, but not before May 1, 2004. Transfer agent and related service fees for the Investor Class are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

--------------------------------------------------------------------------------

Scarborough Investment Advisers LLC manages the equity investments of Strong Energy Fund under a subadvisory agreement with the Advisor. Scarborough is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2003, is as follows:

                                            Payable to/       Shareholder
                                            (Receivable     Servicing and
                                           from) Advisor    Other Expenses   Transfer Agency    Unaffiliated
                                         or Administrator       Paid to      Banking Charges     Director's
                                         at June 30, 2003   Administrator      /(Credits)           Fees
                                         ----------------   --------------   ---------------    ------------
     Strong Energy Fund                  $          9,351   $       40,066   $           522    $        501
     Strong Technology 100 Fund                   146,981          764,809             6,177           2,552

5.   Expense Offsets

     For the six months ended June 30, 2003, the expense offsets are as follows:

                                   Expense Waivers      Directed
                                   and Absorptions      Brokerage     Earnings
                                      by Advisor         Credits      Credits
                                   ---------------   --------------   --------
     Strong Energy Fund            $        (5,558)  $           --   $     --
     Strong Technology 100 Fund           (447,032)         (12,898)       (63)

6.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of June 30, 2003:

                                                                                                 Net
                                                                                              Unrealized
                                                               Gross          Gross          Appreciation
                                            Cost of         Unrealized      Unrealized      (Depreciation)
                                          Investments      Appreciation   (Depreciation)    on Investments
                                         -------------     ------------   --------------    --------------
     Strong Energy Fund                  $  11,501,332     $  2,346,410   $     (437,092)   $    1,909,318
     Strong Technology 100 Fund            206,251,599        1,305,144       (5,541,269)       (4,236,125)

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002 and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                          Net Capital          Post-
                                              Loss            October
                                           Carryovers         Losses
                                        ---------------   --------------
     Strong Energy Fund                 $     3,625,802   $      154,402
     Strong Technology 100 Fund             229,239,771        1,470,519

7.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2003, were as follows:

                                           Purchases           Sales
                                        ---------------   --------------
     Strong Energy Fund                 $     1,204,406   $    2,238,548
     Strong Technology 100 Fund             128,613,595      103,432,654

     There were no purchases or sales of long-term U.S. government securities for the six months ended June 30, 2003.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

8.   Capital Share Transactions

                                                             Strong Energy Fund
                                                      ---------------------------------
                                                      Six Months Ended     Year Ended
                                                       June 30, 2003      Dec. 31, 2002
                                                      ----------------   --------------
Capital Share Transactions of Each of
 the Funds Were as Follows:
  Proceeds from Shares Sold                           $      2,669,052   $   12,697,689
  Proceeds from Reinvestment of Distributions                       --              910
  Payment for Shares Redeemed                               (4,224,063)     (13,444,908)
                                                      ----------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                         $     (1,555,011)  $     (746,309)
                                                      ================   ==============
Transactions in Shares of Each of the
 Funds Were as Follows:
  Sold                                                         268,191        1,189,001
  Issued in Reinvestment of Distributions                           --               77
  Redeemed                                                    (430,464)      (1,290,679)
                                                      ----------------   --------------
Net Increase (Decrease) in Shares of the Fund                 (162,273)        (101,601)
                                                      ================   ==============

                                                         Strong Technology 100 Fund
                                                      ---------------------------------
                                                      Six Months Ended     Year Ended
                                                       June 30, 2003      Dec. 31, 2002
                                                      ----------------   --------------
Capital Share Transactions of Each of
 the Funds Were as Follows:
  Proceeds from Shares Sold                           $     70,074,580   $   77,263,372
  Proceeds from Reinvestment of Distributions                       --               --
  Proceeds from Redemption Fees                                  5,993               --
  Payment for Shares Redeemed                              (46,476,256)     (38,120,084)
                                                      ----------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                         $     23,604,317   $   39,143,288
                                                      ================   ==============
Transactions in Shares of Each of the
 Funds Were as Follows:
  Sold                                                      19,956,712       18,379,282
  Issued in Reinvestment of Distributions                           --               --
  Redeemed                                                 (14,021,700)     (10,320,033)
                                                      ----------------   --------------
Net Increase (Decrease) in Shares of the Fund                5,935,012        8,059,249
                                                      ================   ==============

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ENERGY FUND
--------------------------------------------------------------------------------

                                                                           Period Ended
                                       ---------------------------------------------------------------------------------------
                                       June 30,     Dec. 31,       Dec. 31,   Dec. 31,       Oct. 31,     Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/            2003/(b)/      2002          2001      2000/(c)/       2000         1999        1998
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period   $   9.68     $  10.82       $  12.48   $  10.98      $    8.62    $    7.79    $   9.51

Income From Investment Operations:
  Net Investment Income (Loss)            (0.03)       (0.08)         (0.03)      0.00/(d)/     (0.02)       (0.02)      (0.04)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 0.83        (1.06)         (1.63)      1.50           2.38         0.86       (1.68)
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations         0.80        (1.14)         (1.66)      1.50           2.36         0.84       (1.72)

Less Distributions:
  From Net Investment Income                 --        (0.00)/(d)/       --         --             --           --        0.00/(d)/
  In Excess of Net Investment Income         --           --             --         --             --        (0.01)         --
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                        --        (0.00)/(d)/       --         --             --        (0.01)       0.00/(d)/
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $  10.48     $   9.68       $  10.82   $  12.48      $   10.98    $    8.62    $   7.79
==============================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
  Total Return                             +8.3%       -10.5%         +13.3%     +13.7%         +27.4%       +10.8%      -18.0%
  Net Assets, End of Period (In
   Millions)                           $     13     $     14       $     17   $     15      $      11    $       6    $      5
  Ratio of Expenses to Average Net
   Assets Before Expense Offsets            2.1%*        2.0%           1.8%       1.8%*          1.9%         2.0%        2.0%
  Ratio of Expenses to Average Net
   Assets                                   2.0%*        2.0%           1.8%       1.8%*          1.8%         2.0%        2.0%
  Ratio of Net Investment Income
   (Loss) to Average Net Assets            (0.6%)*      (0.7%)         (0.2%)      0.2%*         (0.3%)       (0.3%)      (0.4%)
  Portfolio Turnover Rate                   9.5%        53.8%          52.3%       9.3%          51.4%        55.4%       61.2%

STRONG TECHNOLOGY 100 FUND
--------------------------------------------------------------------------------

                                                                                          Period Ended
                                                                        ------------------------------------------------
                                                                        June 30,      Dec. 31,     Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                            2003/(b)/       2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $    3.09    $    4.81    $    8.04    $   10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.02)       (0.07)       (0.10)       (0.11)
  Net Realized and Unrealized Gains (Losses) on Investments                  0.69        (1.65)       (3.13)       (1.85)
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                           0.67        (1.72)       (3.23)       (1.96)

Less Distributions:
  From Net Investment Income                                                   --           --           --           --
------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $    3.76    $    3.09    $    4.81    $    8.04
========================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              +21.7%       -35.8%       -40.2%       -19.6%
  Net Assets, End of Period (In Millions)                               $     176    $     127    $     158    $     248
  Ratio of Expenses to Average Net Assets Before Expense Offsets              2.8%*        2.6%         2.2%         1.6%
  Ratio of Expenses to Average Net Assets                                     2.0%*        2.2%         2.2%         1.6%
  Ratio of Net Investment Income (Loss) to Average Net Assets                (1.7%)*      (1.9%)       (1.9%)       (1.3%)
  Portfolio Turnover Rate                                                    85.6%        96.0%       558.1%       688.4%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d)  Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002;and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

     Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association ("FAAM"), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001;Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor"), since November 2001;Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001;Assistant Secretary of the Advisor since December 2002;Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N. A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P. O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P. O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors

  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers

  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Christopher O. Petersen, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

  Strong Capital Management, Inc.
  P. O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

  Strong Investments, Inc.
  P. O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

  Strong Investor Services, Inc.
  P. O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.
Securities are offered through Strong Investments, Inc. RT35736 08-03

Strong Investments
P. O. Box 2936  |  Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                               SSEC/WH2065 06-03

Item 1. Reports to Stockholders

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                                           Value

                                                                            Fund

                              [PHOTO APPEARS HERE]

                                                                   [STRONG LOGO]

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                                           Value

                                                                            Fund

Table of Contents

Investment Review

     Strong Value Fund ................................... 2

Financial Information

     Schedule of Investments in Securities
          Strong Value Fund .............................. 4
     Statement of Assets and Liabilities ................. 6
     Statement of Operations ............................. 7
     Statements of Changes in Net Assets ................. 8
     Notes to Financial Statements ....................... 9

Financial Highlights .....................................13

Directors and Officers ...................................14

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update--January 1 to June 30, 2003

In the early 1930s, politicians and policymakers in the United States and elsewhere made a series of strategic errors that resulted in what historians termed "an economic contraction." The rest of us call that period of horrible human suffering and deprivation The Great Depression. When it finally ended, those same politicians and economists vowed never to make the same mistakes again.

In this country, seven decades later, the lessons of The Great Depression still echo in our hearts and minds. Today, responding to weak economic growth and fears of a possible severe slowdown, our government's economic policymakers have employed almost every imaginable tool to spur economic growth. As the world's biggest economy and the economic engine of the world, the U.S. has led the way--but not alone. Other countries and regional economic authorities are likewise moving to stimulate their economies.

The store of economic stimulants being brought to bear is unrivaled since World War II. In the U.S. alone, we have witnessed massive government spending, with a projected deficit larger than any in history. Monetary policy also has contributed, pushing short-term interest rates to the lowest levels in more than 50 years. A weaker dollar aims to support manufacturing and export growth. Changes in the tax laws on dividends and the evolving shift in corporate compensation away from stock options to stock grants should meaningfully improve corporate capital allocation.

History has demonstrated that it is dangerous to bet against the world's governing bodies when they resolve to propel economic growth. Signs suggest that we are in the beginning stages of a solid economic rebound. Early in such a recovery phase, stocks and commodity prices usually rise, anticipating further recovery. As additional signs of improvement emerge, consumer and business confidence historically grows, and soon spending typically accelerates.

In the early stages of recovery, employment generally lags (usually 12-18 months) until employers gain confidence that such momentum will be sustained. Because politicians are hypersensitive to employment numbers, they constantly beat the drums of despair, when in reality hiring may be about to improve. And so, it is not unusual to see more aggressive measures taken beyond the point where a legitimate recovery is in place and employment is actually ready to expand.

The strength of our economic system is that, beneath the bland economic statistics reported daily, the system is always driving toward greater efficiency and productivity. Those gains, in turn, inspire growth and create wealth. The pressure and incentive for positive change is heightened during downturns. Thus, our economy is often stronger in the ensuing recovery. It is the combination of our political freedom and our flexible economic system that has created the world's richest and most productive country.

The change that our system creates and accommodates is astonishing. At the beginning of the 20th century, 60 million Americans were employed in agriculture. Today, that number has shrunk to an almost unbelievable 2.5 million people. In the 1950s, 35% of Americans were employed in manufacturing; that number has now fallen to 15%. Manufacturing supplanted farming as the country's dominant employer and wealth generator. Now, the service and technology sectors are taking their turn as the nation's leading economic sectors.

The changes under way in executive compensation and taxation of shareholder dividends are important for all investors to understand. The use of stock grants instead of stock options--that is, real money in place of pipe dreams and gimmicks--should shore up the financial foundation of American corporations. Likewise, the dividend tax law change should have far-reaching consequences. The time-honored practice of companies returning part of their profits to shareholders is a sound one. Issuing dividends will make corporate executives more sensitive to downside risk as well as upside opportunity. The impact of lower taxes on those dividends could be massive.

The United States and the rest of the world are in a consolidation phase following the 1990s, a period that was--in every economic sense--abnormal. The boom and the resultant bust scared and disoriented all of us. But we believe that chapter is closing, and we are wiser for the lessons it taught us.

At the end of the day, there is a good chance that governmental growth initiatives throughout the world will work. If they do, the world's economy will recover, and we could reach a healthy 4%-plus real growth rate in 2004. The current program of policy and tax changes should lay the foundation for job growth and a sustained period of better economic times.

Investors should get on the right side of these trends by continuing to invest using the appropriate combination of stocks and bonds, always consistent with their long-term financial goals.

                                                                        /s/ Dick

Strong Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Value Fund seeks capital growth. The manager, under normal conditions, follows a four-step investment discipline. First, the manager identifies trends or events that may serve as catalysts to increase the value of a company or group of companies. The catalyst could be a management change, corporate restructuring, a cyclical upturn in an industry, or a new industry trend. Second, the manager looks for large- and medium-capitalization companies with strong balance sheets, experienced management, and competitive positions. Third, the manager looks for companies that are inexpensive relative to one or more valuation measures, such as earnings, cash flow, or asset value. The fourth step is to take a disciplined approach to selling stocks. If a stock's price declines 15% from its average cost and the outlook for the company has deteriorated, the manager will sell the position. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return).

                   Growth of an Assumed $10,000 Investment+
                            From 12-29-95 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong     S&P 500     Lipper Multi-Cap
                Value Fund     Index*      Core Funds Index*
Dec 95           $ 10,000     $ 10,000         $ 10,000
Jun 96           $ 11,073     $ 11,009         $ 10,957
Dec 96           $ 11,682     $ 12,295         $ 12,047
Jun 97           $ 13,140     $ 14,827         $ 13,886
Dec 97           $ 14,710     $ 16,395         $ 15,212
Jun 98           $ 16,453     $ 19,297         $ 17,342
Dec 98           $ 16,941     $ 21,080         $ 18,055
Jun 99           $ 17,741     $ 23,689         $ 19,975
Dec 99           $ 16,610     $ 25,515         $ 21,805
Jun 00           $ 17,513     $ 25,408         $ 22,681
Dec 00           $ 18,713     $ 23,194         $ 21,077
Jun 01           $ 18,943     $ 21,642         $ 19,997
Dec 01           $ 18,667     $ 20,440         $ 18,809
Jun 02           $ 17,097     $ 17,752         $ 16,448
Dec 02           $ 15,856     $ 15,924         $ 14,720
Jun 03           $ 17,534     $ 17,795         $ 16,662

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund's performance over the first six months of 2003 was positive, generating a year-to-date return of 10.58% as of June 30, 2003. While good stock selection helped our performance, the strong growth tilt to the market's recovery in the second quarter caused our value-oriented holdings to lag slightly in the later months of the reporting period.

Events shaping the markets

During the first six months of 2003, the markets were shaped by geopolitical and economic events. Geopolitics were at the forefront until signs of success in Baghdad occurred during the first ten days of April. At that point, attention to the war and its aftermath faded, allowing economic issues to dominate the market's interest. Anticipating an economic recovery, investors returned to the equity markets. While all major market sectors posted positive returns, the greatest beneficiaries were riskier, higher beta sectors of the market such as technology and biotechnology.

Throughout this period, consumer confidence rebounded as reflected in continually strong housing and auto sales.

Record-low mortgage rates spurred sales of new and existing homes, while rebates and low- to no-interest financing helped to keep cars moving off of dealers' lots. However, consumer discretionary spending remained subdued. Corporate profitability was under pressure, as reflected in numerous negative pre-announcements during the first quarter and a significantly lesser number of them in the second quarter.

The monetary authorities and the government maintained a highly accommodative policy. The Federal Reserve provided sequential lowering of interest rates and high levels of liquidity, while the President and Congress topped that off with a $330 billion tax cut aimed at stimulating business and consumer activity. Both of these government actions were aided by a decline of the dollar, which fostered attractive export pricing.

Full recovery remains on the horizon

The economic signals continued to be mixed; however, there seems to be an emerging tilt in the indicators to stabilization or a boost in the economy--particularly, anecdotal evidence such as temporary help, increased hiring for the last two months, manufacturing output increasing in June, a retail uptick in June, and the inventory/sales ratio at the low end of the range. The market still appears to remain highly volatile and precarious; therefore, we have kept a reserve of cash to deploy opportunistically. Our discipline of stock diversification and low levels of industry concentration are employed for risk control and help to support lower levels of volatility in the value portfolio.

Specifically, the Strong Value Fund tends to underweight the technology sector, which was the sector with the best performance in the second quarter. As compared to the Russell 1000(R) Value Index, the Fund was underweighted in the financial services sector, as we believe we are near the low end of the interest rate cycle. In addition, the Fund was overweighted in the energy and consumer discretionary sectors. Relative to the Russell 1000(R) Value Index, these sectors underperformed during the second quarter.

We believe that it will be the consumer, rather than capital expenditures, that will be the key to revitalizing the economy. Therefore, we expect that trends in consumer confidence, spending, and income will be crucial indicators of the health of the economy and will have significant impact on the stock market. We will, therefore, continue to monitor these figures closely in coming months. In the second half of the year, we expect the effects of the recent tax cuts and the continuing impact of low interest rates to be reflected in the economy.

Thank you for your continued confidence and investment in the Strong Value Fund.

Laura J. Sloate
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
--------------------------------------------

     1-year                            2.56%

     3-year                            0.04%

     5-year                            1.28%

     Since Fund Inception              7.77%
     (12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                STRONG VALUE FUND

                                                     Shares or
                                                     Principal        Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 78.0%
Aerospace - Defense 1.0%
Raytheon Company                                         15,000   $     492,600

Banks - Money Center 4.1%
Citigroup, Inc.                                          49,241       2,107,515

Banks - Super Regional 1.0%
KeyCorp                                                  20,000         505,400

Chemicals - Specialty 1.0%
Praxair, Inc.                                             8,900         534,890

Commercial Services - Advertising 1.0%
Harte-Hanks, Inc.                                        27,900         530,100

Commercial Services - Miscellaneous 1.3%
D & B Corporation (b)                                    12,100         497,310
Franklin Covey Company (b)                               38,000          66,500
NetRatings, Inc. (b)                                     13,500         123,390
                                                                  -------------
                                                                        687,200
Commercial Services - Staffing 1.0%
Manpower, Inc.                                           14,500         537,805

Cosmetics - Personal Care 1.1%
Avon Products, Inc.                                       9,000         559,800

Diversified Operations 5.1%
Alleghany Corporation (b)                                 1,542         294,522
Berkshire Hathaway, Inc. Class B (b)                        290         704,700
General Electric Company                                 28,800         825,984
ITT Industries, Inc.                                     12,000         785,520
                                                                  -------------
                                                                      2,610,726

Finance - Consumer/Commercial Loans 1.1%
CIT Group, Inc.                                          22,800         562,020

Finance - Equity REIT 5.1%
Arden Realty, Inc.                                       20,000         519,000
New Plan Excel Realty Trust                              20,000         427,000
Plum Creek Timber Company, Inc.                             800          20,760
Vornado Realty Trust                                     38,000       1,656,800
                                                                  -------------
                                                                      2,623,560

Finance - Investment Brokers 1.2%
Merrill Lynch & Company, Inc.                            13,000         606,840

Finance - Investment Management 1.3%
W.P. Stewart & Company, Ltd.                             30,000         672,000

Finance - Publicly Traded Investment
 Funds - Equity 5.8%
iShares Trust Russell 1000 Value Index Fund              48,000       2,435,520
iShares Trust Russell 3000 Value Index Fund               8,500         557,685
                                                                  -------------
                                                                      2,993,205

Finance - Publicly Traded Investment
 Funds - Equity (Non 40 Act) 3.8%
Standard & Poors Depositary Receipt Trust
 Unit Series 1                                           20,000       1,951,000

Financial Services - Miscellaneous 1.6%
American Express Company                                 19,200         802,752

Food - Miscellaneous Preparation 2.2%
Del Monte Foods Company (b)                              52,000         459,680
General Mills, Inc.                                      14,000         663,740
                                                                  -------------
                                                                      1,123,420

Household - Audio/Video 1.8%
Sony Corporation Sponsored ADR (d)                       32,500         910,000

Household - Office Furniture 0.3%
American Financial Realty Trust                          12,500         186,375

Insurance - Diversified 1.3%
American International Group, Inc.                       12,380         683,128

Insurance - Life 0.5%
Phoenix Companies, Inc.                                  30,600         276,318

Internet - E*Commerce 0.3%
InterActiveCorp (b)                                       3,500         138,495

Media - Cable TV 1.8%
Cox Communications, Inc. Class A (b)                     28,500         909,150

Media - Newspapers 0.9%
Washington Post Company Class B                             600         439,740

Media - Radio/TV 3.0%
Spanish Broadcasting System, Inc. Class A (b)            63,300         515,895
Viacom, Inc. Class B (b)                                 23,000       1,004,180
                                                                  -------------
                                                                      1,520,075

Medical - Ethical Drugs 1.1%
Shire Pharmaceuticals Group PLC (b)                      27,600         543,720

Metal Ores - Gold/Silver 1.0%
Barrick Gold Corporation                                 29,000         519,100

Office - Equipment & Automation 1.2%
Pitney Bowes, Inc.                                       16,000         614,560

Oil & Gas - Drilling 1.7%
Nabors Industries, Ltd. (b)                              22,500         889,875

Oil & Gas - Field Services 2.3%
Schlumberger, Ltd.                                       24,400       1,160,708

Oil & Gas - International Integrated 3.4%
ChevronTexaco Corporation                                15,000       1,083,000
ConocoPhillips                                           12,000         657,600
                                                                  -------------
                                                                      1,740,600

Oil & Gas - Machinery/Equipment 2.2%
NATCO Group, Inc. Class A (b)                            65,100         444,633
Smith International, Inc. (b)                            18,200         668,668
                                                                  -------------
                                                                      1,113,301

Oil & Gas - United States
 Exploration & Production 3.2%
Anadarko Petroleum Corporation                           11,500         511,405
Devon Energy Corporation                                 21,022       1,122,575
                                                                  -------------
                                                                      1,633,980

Retail - Apparel/Shoe 2.3%
Factory 2-U Stores, Inc. (b)                             10,000          49,800
Nordstrom, Inc.                                           2,500          48,800
Ross Stores, Inc.                                        12,000         512,880
The Warnaco Group, Inc. (b)                              40,500         543,915
                                                                  -------------
                                                                      1,155,395

Retail - Department Stores 1.1%
Federated Department Stores, Inc.                        15,700         578,545

Retail - Discount & Variety 1.1%
Dollar Tree Stores, Inc. (b)                             17,700         561,621

--------------------------------------------------------------------------------

                                                     Shares or
                                                     Principal        Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
Retail - Mail Order & Direct 0.4%
1-800-FLOWERS.COM, Inc. Class A (b)                      23,000   $     189,520

Retail - Major Discount Chains 0.9%
Wal-Mart Stores, Inc.                                     9,100         488,397

Retail - Restaurants 4.2%
McDonald's Corporation                                   48,000       1,058,880
Yum! Brands, Inc. (b)                                    36,800       1,087,808
                                                                  -------------
                                                                      2,146,688

Retail/Wholesale - Jewelry 1.2%
Tiffany & Company                                        19,000         620,920

Soap & Cleaning Preparations 1.1%
The Procter & Gamble Company                              6,100         543,998

Telecommunications - Services 1.0%
BellSouth Corporation                                    10,000         266,300
SBC Communications, Inc.                                 10,000         255,500
                                                                  -------------
                                                                        521,800
-------------------------------------------------------------------------------
Total Common Stocks (Cost $35,601,329)                               39,986,842
-------------------------------------------------------------------------------
Call Options Purchased 0.0%
Sony Corporation Sponsored ADR, Expires
 1/21/05 at $30.00                                       10,000          17,750
-------------------------------------------------------------------------------
Total Call Options Purchased (Cost $52,202)                              17,750
-------------------------------------------------------------------------------
Short-Term Investments (a) 23.2%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds $10,400,347);
 Collateralized by: United States
 Government & Agency Issues (c)                    $ 10,400,000      10,400,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds $1,517,432);
 Collateralized by: United States
 Government & Agency Issues (c)                       1,517,400       1,517,400
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $11,917,400)                      11,917,400
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $47,570,931) 101.2%                                           51,921,992
Other Assets and Liabilities, Net (1.2%)                               (629,572)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                 $  51,292,420
===============================================================================

-------------------------------------------------------------------------------
SECURITIES SOLD SHORT
-------------------------------------------------------------------------------

                                                     Shares or
                                                     Principal        Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
Avon Products, Inc.                                       5,500   $    (342,100)
 (Total Proceeds $316,955)
Citigroup, Inc.                                           6,900        (295,320)
 (Total Proceeds $221,040)
Nabors Industries, Ltd.                                   6,500        (257,075)
 (Total Proceeds $273,120)
Smith International, Inc.                                 3,000        (110,220)
 (Total Proceeds $111,445)
                                                   ------------   -------------
                                                         21,900      (1,004,715)
                                                   ============   =============

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                     Contracts      Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                   --   $          --
Options written during the period                         2,935         345,498
Options closed                                           (2,155)       (225,328)
Options expired                                            (400)        (23,207)
Options exercised                                          (180)        (40,571)
                                                   ------------   -------------
Options outstanding at end of period                        200   $      56,392
                                                   ============   =============

WRITTEN OPTIONS DETAIL
-------------------------------------------------------------------------------
                                                    Contracts
                                                   (100 shares        Value
                                                   per contract)     (Note 2)
-------------------------------------------------------------------------------
Sony Corporation Sponsored ADR
Calls: (Strike Price is $35.00.
 Expiration date is 1/21/05.
 Premium received is $31,596.)                              100   $      (6,000)
Puts: (Strike Price is $25.00.
 Expiration date is 1/21/05.
 Premium received is $24,796.)                              100         (12,500)
                                                   ------------   -------------
                                                            200   $     (18,500)
                                                   ============   =============

LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2 (J) of Notes to Financial Statements.
(d) All or a portion of these securities are held in conjunction with open written option contracts.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                                   Strong
                                                                                 Value Fund
                                                                               --------------
Assets:
  Investments in Securities, at Value
   (Cost of $47,570,931) (Including Repurchase Agreements of $11,917,400)      $   51,921,992
  Deposit for Short Sales                                                             922,560
  Receivable for Fund Shares Sold                                                       8,551
  Dividends and Interest Receivable                                                    43,093
  Other Assets                                                                        259,286
                                                                               --------------
  Total Assets                                                                     53,155,482

Liabilities:
  Securities Sold Short, at Value (Proceeds of $922,560)                            1,004,715
  Payable for Securities Purchased                                                    744,050
  Written Options, at Value (Premiums Received of $56,392)                             18,500
  Payable for Fund Shares Redeemed                                                     55,293
  Accrued Operating Expenses and Other Liabilities                                     40,504
                                                                               --------------
  Total Liabilities                                                                 1,863,062
                                                                               --------------
Net Assets                                                                     $   51,292,420
                                                                               ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                                $   48,037,900
  Undistributed Net Investment Income (Loss)                                          (33,509)
  Undistributed Net Realized Gain (Loss)                                           (1,018,769)
  Net Unrealized Appreciation/Depreciation                                          4,306,798
                                                                               --------------
  Net Assets                                                                   $   51,292,420
                                                                               ==============
Capital Shares Outstanding (Unlimited Number Authorized)                            5,111,680

Net Asset Value Per Share                                                      $        10.03
                                                                               ==============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                                   Strong
                                                                                 Value Fund
                                                                               --------------
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding taxes
   of $2,379)                                                                  $      264,171
  Dividends - Affiliated Issuers                                                       44,193
  Interest                                                                             29,627
                                                                               --------------
  Total Income                                                                        337,991

Expenses:
  Investment Advisory Fees                                                            165,082
  Administrative Fees                                                                  66,279
  Custodian Fees                                                                        6,223
  Shareholder Servicing Costs                                                          77,781
  Reports to Shareholders                                                              34,204
  Other                                                                                24,906
                                                                               --------------
  Total Expenses before Expense Offsets                                               374,475
  Expense Offsets (Note 4)                                                             (2,975)
                                                                               --------------
  Expenses, Net                                                                       371,500
                                                                               --------------
Net Investment Income (Loss)                                                          (33,509)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
     Investments                                                                      948,767
     Written Options                                                                   54,351
     Short Positions                                                                   11,872
                                                                               --------------
     Net Realized Gain (Loss)                                                       1,014,990
  Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                    3,750,037
     Written Options                                                                   37,892
     Short Positions                                                                  (43,766)
                                                                               --------------
     Net Change in Unrealized Appreciation/Depreciation                             3,744,163
                                                                               --------------
Net Gain (Loss) on Investments                                                      4,759,153
                                                                               --------------
Net Increase (Decrease) in Net Assets Resulting from Operations                $    4,725,644
                                                                               ==============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  Strong Value Fund
                                                                           --------------------------------
                                                                             Six Months
                                                                               Ended           Year Ended
                                                                           June 30, 2003      Dec. 31, 2002
                                                                           --------------    --------------
                                                                            (Unaudited)
Operations:
  Net Investment Income (Loss)                                             $      (33,509)   $      (32,344)
  Net Realized Gain (Loss)                                                      1,014,990        (1,285,632)
  Net Change in Unrealized Appreciation/Depreciation                            3,744,163        (6,348,700)
                                                                           --------------    --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations               4,725,644        (7,666,676)

Distributions:
  From Net Investment Income                                                           --           (13,859)
  From Net Realized Gains                                                              --          (379,682)
                                                                           --------------    --------------
  Total Distributions                                                                  --          (393,541)

Capital Share Transactions:
  Proceeds from Shares Sold                                                     9,643,996        11,072,596
  Proceeds from Reinvestment of Distributions                                          --           380,180
  Payment for Shares Redeemed                                                  (5,420,288)      (12,723,391)
                                                                           --------------    --------------
  Net Increase (Decrease) in Net Assets from Capital Share Transactions         4,223,708        (1,270,615)
                                                                           --------------    --------------
Total Increase (Decrease) in Net Assets                                         8,949,352        (9,330,832)

Net Assets:
  Beginning of Period                                                          42,343,068        51,673,900
                                                                           --------------    --------------
  End of Period                                                            $   51,292,420    $   42,343,068
                                                                           ==============    ==============
  Undistributed Net Investment Income (Loss)                               $      (33,509)   $           --

Transactions in Shares of the Fund:
  Sold                                                                          1,029,770         1,112,212
  Issued in Reinvestment of Distributions                                              --            35,497
  Redeemed                                                                       (585,508)       (1,281,643)
                                                                           --------------    --------------
  Net Increase (Decrease) in Shares of the Fund                                   444,262          (133,934)
                                                                           ==============    ==============

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

1.   Organization

     Strong Value Fund (the "Fund") (a series of Strong Equity Funds, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). Investor Class shares of the Fund are available to the general public.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Fund's net asset values on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Fund's Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted or illiquid securities at June 30, 2003.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          The Fund generally pays dividends from net investment income quarterly and distributes net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying assets fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets, and smaller markets with lower trading volume.

     (E) Futures -- Upon entering into a futures contract, the Fund deposits in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

          closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is liable for any dividends payable on securities while those securities are in a short position. If the Fund sells securities short while also holding the long position, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. (the "Advisor"), has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (K) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Fund's Statement of Operations.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are included in Expense Offsets reported in the Fund's Statement of Operations and in
          Note 4.

     (M) Securities Lending -- The Fund has entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. Cash collateral received is invested in Repurchase Agreements, Investment Funds, Government Obligations and/or Bank Obligations. At June 30, 2003, the Fund had no securities on loan.

          The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security.

     (N) Expenses -- The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

--------------------------------------------------------------------------------

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Fund. Strong Investor Services, Inc. (the "Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Fund. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by the terms of the advisory and administration agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Fund. The Investment Advisory fees are 0.75% for the first $4 billion in net assets, 0.725% for the next $2 billion, and 0.70% for net assets $6 billion and above.

     The Fund's Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees are paid at a rate of $27.00 for each open shareholder account and $4. 20 for each closed shareholder account. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other Expenses in the Fund's Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Fund and are included in Expense Offsets reported in the Fund's Statement of Operations. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

     Sloate, Weisman, Murray & Company, Inc. ("Sloate") manages the equity investments of the Fund under a subadvisory agreement with the Advisor. Sloate is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. In addition, Sloate directly affects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Sloate by the Fund for the six months ended June 30, 2003 totaled $19,885.

     The Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations.

     The amount payable to the Advisor or Administrator at June 30, 2003, transfer agent and other expenses paid to the Administrator, transfer agency banking charges and unaffiliated directors' fees for the six months ended June 30, 2003 were $15,963, $78,127, $553 and $964, respectively.

4.   Expense Offsets

     Expense offsets during the six months ended June 30, 2003 included expense waivers and absorptions and earnings credits of $608 and $2,367, respectively.

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. For the six months ended June 30, 2003, there were no borrowings by the Fund under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2003 were $29,436,251 and $24,400,759, respectively. There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2003.

7.   Income Tax Information

     At June 30, 2003, the cost of investments in securities for federal income tax purposes was $47,722,798. Net unrealized appreciation of securities was $4,199,194 consisting of gross unrealized appreciation and depreciation of $4,441,355 and $242,161, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     The capital loss carryovers (expiring in 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                    Net Capital
                                       Loss             Post-October
                                    Carryovers            Losses
                                   --------------      ------------
     Strong Value Fund              $ 1,349,851          $ 16,284

8.   Investments in Affiliates

     Affiliated issuers, as defined under the 1940 Act, include any fund in the Strong Family of Funds and any issuer in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended June 30, 2003 is as follows:

                                                                                                                    Investment
                                       Balance of       Gross         Gross Sales     Balance of       Value          Income
                                      Shares Held     Purchases          and          Shares Held     June 30,     Jan. 1, 2003-
                                      Jan. 1, 2003   and Additions    Reductions     June 30, 2003     2003        June 30, 2003
                                      ------------   -------------   ------------    -------------    --------     -------------
     Strong Value Fund
     -----------------
     Strong Heritage Money Fund -
      Institutional Class               10,000,000        --          (10,000,000)        --          $     --     $      44,193

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG VALUE FUND
--------------------------------------------------------------------------------

                                                                      Period Ended
                                            -------------------------------------------------------------------
                                             June 30,   Dec. 31,     Dec. 31,  Dec. 31,   Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                2003/(b)/     2002         2001      2000       1999         1998
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    9.07   $  10.76      $ 11.43   $ 12.31   $   14.95    $  13.77

Income From Investment Operations:
  Net Investment Income (Loss)                  (0.01)     (0.01)        0.05      0.01        0.06        0.08
  Net Realized and Unrealized Gains
   (Losses) on Investments                       0.97      (1.60)       (0.09)     1.40       (0.36)       1.97
---------------------------------------------------------------------------------------------------------------
  Total from Investment Operations               0.96      (1.61)       (0.04)     1.41       (0.30)       2.05

Less Distributions:
  From Net Investment Income                       --      (0.00)/(c)/  (0.05)    (0.01)      (0.06)      (0.07)
  From Net Realized Gains                          --      (0.08)       (0.58)    (2.28)      (2.28)      (0.80)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                              --      (0.08)       (0.63)    (2.29)      (2.34)      (0.87)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $   10.03   $   9.07      $ 10.76   $ 11.43   $   12.31    $  14.95
===============================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
  Total Return                                  +10.6%     -15.1%        -0.3%    +12.7%       -2.0%      +15.2%
  Net Assets, End of Period (In Millions)   $      51   $     42      $    52   $    52   $      58    $     91
  Ratio of Expenses to Average Net
   Assets before Expense Offsets                  1.7%*      1.7%         1.6%      1.5%        1.4%        1.3%
  Ratio of Expenses to Average Net Assets         1.7%*      1.7%         1.6%      1.5%        1.4%        1.3%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                         (0.2%)*    (0.1%)        0.5%      0.1%        0.3%        0.5%
  Portfolio Turnover Rate                        76.3%     201.0%       151.3%    149.0%      103.8%       92.6%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002;and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

     Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association ("FAAM"), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001;Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor"), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors

  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers

  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Christopher O. Petersen, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT35737 08-03

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                               SVAL/WH3265 06-03

Item 2.  Code of Ethics

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.  Audit Committee Financial Expert

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.  Principal Accountant Fees and Services

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 5 - 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         (a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant's management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant's disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant's management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and
         (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

         (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits

         The following exhibits are attached to this Form N-CSR:

         10(b)(1)     Certification of Principal Executive Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2)     Certification of Principal Financial Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Equity Funds, Inc.; on behalf of Strong Advisor Large Company Core Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Utilities and Energy Fund, Strong Dow 30 Value Fund, Strong Enterprise Fund, Strong Growth 20 Fund, Strong Growth Fund, Strong Index 500 Fund, Strong Large Cap Core Fund, Strong Large Company Growth Fund, Strong Mid Cap Disciplined Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund and Strong Value Fund.

By:      /s/ Richard W. Smirl
         -------------------------------------
         Richard W. Smirl, Vice President and Secretary

Date:    August 22, 2003
         ---------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Richard S. Strong
         -------------------------------------
         Richard S. Strong, Principal Executive Officer

Date:    August 22, 2003
         ---------------


By:      /s/ John W. Widmer
         -------------------------------------
         John W. Widmer, Treasurer (Principal Financial Officer)

Date:    August 22, 2003
         ---------------